UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

200 Clarendon Street, Boston, MA 02116

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-474-2737

Date of fiscal year end: February 28, 2011

Date of reporting period: February 28, 2011

Item 1. Reports to Stockholders.

2011 ANNUAL REPORT TO SHAREHOLDERS

iSHARES® BOND FUNDS

FEBRUARY 28, 2011

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iShares Barclays Short Treasury Bond Fund  |  SHV  |  NYSE Arca

iShares Barclays 1-3 Year Treasury Bond Fund  |  SHY  |  NYSE Arca

iShares Barclays 3-7 Year Treasury Bond Fund  |  IEI  |  NYSE Arca

iShares Barclays 7-10 Year Treasury Bond Fund  |  IEF  |  NYSE Arca

iShares Barclays 10-20 Year Treasury Bond Fund  |  TLH  |  NYSE Arca

iShares Barclays 20+ Year Treasury Bond Fund  |  TLT  |  NYSE Arca

iShares JPMorgan USD Emerging Markets Bond Fund  |  EMB  |  NYSE Arca

iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund  |  ISHG  |  NYSE Arca

iShares S&P/Citigroup International Treasury Bond Fund  |  IGOV  |  NYSE Arca

Management’s Discussions of Fund Performance

iSHARES® BARCLAYS TREASURY BOND FUNDS

Performance as of
February 28, 2011

Average Annual Total Returns

Year Ended 2/28/11

Five Years Ended 2/28/11

Inception to 2/28/11

iSHARES BOND FUND

NAV

MARKET

INDEX

NAV

MARKET

INDEX

NAV

MARKET

INDEX

Barclays Short Treasury

0.16%

0.10%

0.27%

–

–

–

1.97%

1.97%

2.08%

Barclays 1-3 Year Treasury

1.35%

1.32%

1.50%

4.04%

4.03%

4.16%

3.10%

3.10%

3.23%

Barclays 3-7 Year Treasury

4.23%

4.30%

4.28%

–

–

–

6.48%

6.48%

6.62%

Barclays 7-10 Year Treasury

6.12%

6.29%

6.17%

6.53%

6.52%

6.63%

5.53%

5.53%

5.56%

Barclays 10-20 Year Treasury

6.27%

6.45%

6.34%

–

–

–

6.74%

6.73%

6.76%

Barclays 20+ Year Treasury

4.64%

4.99%

4.74%

4.62%

4.62%

4.69%

5.94%

5.94%

6.03%

Cumulative Total Returns

Year Ended 2/28/11

Five Years Ended 2/28/11

Inception to 2/28/11

iSHARES BOND FUND

NAV

MARKET

INDEX

NAV

MARKET

INDEX

NAV

MARKET

INDEX

Barclays Short Treasury

0.16%

0.10%

0.27%

–

–

–

8.45%

8.45%

8.94%

Barclays 1-3 Year Treasury

1.35%

1.32%

1.50%

21.92%

21.82%

22.61%

30.02%

30.01%

31.49%

Barclays 3-7 Year Treasury

4.23%

4.30%

4.28%

–

–

–

29.78%

29.80%

30.49%

Barclays 7-10 Year Treasury

6.12%

6.29%

6.17%

37.22%

37.15%

37.84%

58.97%

58.90%

59.32%

Barclays 10-20 Year Treasury

6.27%

6.45%

6.34%

–

–

–

31.10%

31.04%

31.21%

Barclays 20+ Year Treasury

4.64%

4.99%

4.74%

25.31%

25.34%

25.76%

64.38%

64.28%

65.48%

Total returns for the periods since
inception are calculated from the inception date of each Fund (1/5/07, 7/22/02, 1/5/07, 7/22/02, 1/5/07 and 7/22/02, respectively). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each
Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (1/11/07, 7/26/02, 1/11/07, 7/26/02, 1/11/07 and 7/26/02, respectively), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a
statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE

5

Management’s Discussions of Fund Performance (Continued)

iSHARES® BARCLAYS TREASURY BOND FUNDS

iShares Barclays Short Treasury Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET AS SET VALUE)

iShares Barclays 1-3 Year Treasury Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

6

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® BARCLAYS TREASURY BOND FUNDS

iShares Barclays 3-7 Year Treasury Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

iShares Barclays 7-10 Year Treasury Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE

7

Management’s Discussions of Fund Performance (Continued)

iSHARES® BARCLAYS TREASURY BOND FUNDS

iShares Barclays 10-20 Year Treasury Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

iShares Barclays 20+ Year Treasury Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Each Fund’s past performance is no guarantee of future results.

8

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® BARCLAYS TREASURY BOND FUNDS

The iShares Barclays Short Treasury Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Short Treasury Bond Index (the “Index”). The Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended February 28, 2011 (the “reporting period”), the total return for the Fund was 0.16%, while the total return for the Index was 0.27%.

  PORTFOLIO ALLOCATION
As of 2/28/11

Sector/Investment Type

Percentage of Net Assets

U.S. Government Obligations

99.39
%

Short-Term and Other Net Assets

0.61

TOTAL

100.00
%

  FIVE LARGEST FUND HOLDINGS
As of 2/28/11

Security

Percentage of Net Assets

U.S. Treasury Notes, 1.00%, 10/31/11

12.40
%

U.S. Treasury Notes, 1.00%, 09/30/11

12.39

U.S. Treasury Notes, 1.00%, 08/31/11

12.38

U.S. Treasury Notes, 0.88%, 04/30/11

11.96

U.S. Treasury Notes, 0.75%, 11/30/11

10.41

TOTAL

59.54
%

The iShares Barclays 1-3 Year
Treasury Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 1-3 Year Treasury Bond Index (the “Index”). The
Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period, the total return for the Fund was 1.35%, while the total return for the Index was 1.50%.

  PORTFOLIO ALLOCATION
As of 2/28/11

Sector/Investment Type

Percentage of Net Assets

U.S. Government Obligations

99.50
%

Short-Term and Other Net Assets

0.50

TOTAL

100.00
%

  FIVE LARGEST FUND HOLDINGS
As of 2/28/11

Security

Percentage of Net Assets

U.S. Treasury Notes, 1.38%, 03/15/12

10.69
%

U.S. Treasury Notes, 0.75%, 12/15/13

10.04

U.S. Treasury Notes, 1.00%, 07/15/13

9.65

U.S. Treasury Notes, 1.75%, 04/15/13

8.32

U.S. Treasury Notes, 1.38%, 01/15/13

7.12

TOTAL

45.82
%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE

9

Management’s Discussions of Fund Performance (Continued)

iSHARES® BARCLAYS TREASURY BOND FUNDS

The iShares Barclays 3-7 Year Treasury Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 3-7 Year Treasury Bond Index (the “Index”). The Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period, the total return for the Fund was 4.23%, while the total return for the Index was 4.28%.

  PORTFOLIO ALLOCATION
As of 2/28/11

Sector/Investment Type

Percentage of Net Assets

U.S. Government Obligations

99.09
%

Short-Term and Other Net Assets

0.91

TOTAL

100.00
%

  FIVE LARGEST FUND HOLDINGS
As of 2/28/11

Security

Percentage of Net Assets

U.S. Treasury Notes, 1.75%, 07/31/15

6.55
%

U.S. Treasury Notes, 2.75%, 05/31/17

6.41

U.S. Treasury Notes, 3.13%, 04/30/17

6.30

U.S. Treasury Notes, 4.25%, 08/15/14

5.77

U.S. Treasury Notes, 2.63%, 07/31/14

5.58

TOTAL

30.61
%

The iShares Barclays 7-10 Year
Treasury Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 7-10 Year Treasury Bond Index (the “Index”). The
Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period, the total return for the Fund was 6.12%, while the total return for the Index was 6.17%.

  PORTFOLIO ALLOCATION
As of 2/28/11

Sector/Investment Type

Percentage of Net Assets

U.S. Government Obligations

99.20
%

Short-Term and Other Net Assets

0.80

TOTAL

100.00
%

  FIVE LARGEST FUND HOLDINGS
As of 2/28/11

Security

Percentage of Net Assets

U.S. Treasury Notes, 3.63%, 02/15/20

14.51
%

U.S. Treasury Notes, 3.38%, 11/15/19

13.29

U.S. Treasury Notes, 3.63%, 08/15/19

11.97

U.S. Treasury Notes, 3.75%, 11/15/18

10.84

U.S. Treasury Notes, 3.63%, 02/15/21

10.47

TOTAL

61.08
%

10

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES®
 BARCLAYS TREASURY BOND FUNDS

The iShares Barclays 10-20 Year Treasury Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 10-20 Year Treasury Bond Index (the “Index”). The Index measures the performance of public obligations of the U.S.
Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index.
Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period, the total return for the Fund was 6.27%, while the total return for the Index was 6.34%.

  PORTFOLIO ALLOCATION
As of 2/28/11

Sector/Investment Type

Percentage of Net Assets

U.S. Government Obligations

98.99
%

Short-Term and Other Net Assets

1.01

TOTAL

100.00
%

  FIVE LARGEST FUND HOLDINGS
As of 2/28/11

Security

Percentage of Net Assets

U.S. Treasury Bonds, 8.00%, 11/15/21

9.15
%

U.S. Treasury Bonds, 6.25%, 08/15/23

8.37

U.S. Treasury Bonds, 6.13%, 11/15/27

7.39

U.S. Treasury Bonds, 6.25%, 05/15/30

6.18

U.S. Treasury Bonds, 5.38%, 02/15/31

5.51

TOTAL

36.60
%

The iShares Barclays 20+ Year
Treasury Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 20+ Year Treasury Bond Index (the “Index”).
The Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period, the total return for the Fund was 4.64%, while the total return for the Index was 4.74%.

  PORTFOLIO ALLOCATION
As of 2/28/11

Sector/Investment Type

Percentage of Net Assets

U.S. Government Obligations

98.94
%

Short-Term and Other Net Assets

1.06

TOTAL

100.00
%

  FIVE LARGEST FUND HOLDINGS
As of 2/28/11

Security

Percentage of Net Assets

U.S. Treasury Bonds, 4.63%, 02/15/40

10.87
%

U.S. Treasury Bonds, 4.38%, 05/15/40

10.43

U.S. Treasury Bonds, 4.38%, 11/15/39

10.30

U.S. Treasury Bonds, 4.25%, 11/15/40

10.16

U.S. Treasury Bonds, 3.88%, 08/15/40

9.58

TOTAL

51.34
%

U.S. Treasury securities posted solid
gains for the reporting period as every maturity sector of the market advanced. The yields of short- and long-term Treasury securities finished the reporting period largely unchanged, so their returns were driven almost entirely by interest payments. However, the intermediate-term sector of the Treasury market experienced some price appreciation as yields in this segment of the market declined overall for the reporting period.

Treasury yields experienced some volatility during the reporting period, fluctuating in response to changing economic expectations. When the reporting period began, the U.S. economy appeared to be progressing toward a recovery following the recession that lasted from mid-2008 to mid-2009. Despite persistently high unemployment and a moribund housing market, the economy grew at a 5.0% annual growth rate in the

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE

11

Management’s Discussions of Fund Performance (Continued)

iSHARES®
 BARCLAYS TREASURY BOND FUNDS

fourth quarter of 2009 and a 3.7% annual growth rate in the first quarter of 2010. This solid growth put upward pressure on Treasury yields in the first two months of the reporting period.

By the second quarter of 2010, however, economic data showed evidence of a slowdown in the pace of growth, which came in at a 1.7% annual rate. In addition, a sovereign debt crisis that began in Greece and spread to other fiscally challenged countries in Europe threatened to further dampen global economic activity. With the increased likelihood of a “double-dip” recession
– a relapse into recession after a brief recovery – looming, investors shifted into the relative safety of Treasury securities, causing Treasury yields to fall sharply throughout the summer of 2010.

In September 2010, economic expectations changed again. The Federal Reserve (the “Fed”) announced plans for another round of quantitative easing measures to stimulate economic activity, and evidence of gradual but steady improvement in many segments of the economy began to emerge. The U.S. economy grew at a 2.8% annual rate in the fourth quarter of 2010 – matching the 2.8% growth rate for the full year, in sharp contrast to the -2.6% rate from 2009 – and employment figures showed positive job growth in each of the last five months of the reporting period. As a result, Treasury yields bottomed in October and began a steady climb that lasted until the final two weeks of the period, when unrest in the Middle East brought renewed demand for Treasury securities.

The yield volatility was most dramatic in the long-term segment of the Treasury market. For example, the 30-year Treasury yield began the reporting period at 4.55%, fell as low as 3.66%, and then rose back as high as 4.75% before finishing the period nearly back where it started at 4.49%. In contrast, the shorter-term component of the Treasury market enjoyed the greatest stability. With the Fed maintaining its short-term interest rate target in a historically low range of 0% to 0.25% throughout the reporting period, the three-month Treasury yield fluctuated in a narrow range and finished the period at 0.14%, up slightly from 0.12% at the beginning of the period.

The biggest yield declines occurred in the intermediate-term portion of the Treasury market – the seven-year Treasury yield slid from 3.05% to
2.82%, while the 10-year Treasury yield fell from 3.61% to 3.42%. As a result, this segment generated the best returns in the Treasury sector.

12

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® JPMORGAN USD EMERGING MARKETS BOND FUND

Performance as of February 28, 2011

Average Annual Total Returns

Cumulative Total Returns

Year Ended 2/28/11

Inception to 2/28/11

Inception to 2/28/11

NAV

MARKET

INDEX

NAV

MARKET

INDEX

NAV

MARKET

INDEX

9.21%

8.94%

10.12%

7.27%

7.31%

8.05%

25.22%

25.36%

28.17%

GROWTH OF $10,000
INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (12/17/07). “Average
Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/19/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns.
Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE

13

Management’s Discussion of Fund Performance (Continued)

iSHARES® JPMORGAN USD EMERGING MARKETS BOND FUND

  BOND CREDIT QUALITY
As of 2/28/11

Moody’s Credit Rating

Percentage of Total Investments*

U.S. Government

0.98
%

Aa3

0.95

A1

2.57

A2

3.19

A3

2.84

Baa1

19.50

Baa2

1.79

Baa3

21.46

Ba1

13.08

Ba2

8.60

Ba3

7.08

B1

0.99

B2

5.52

Not Rated

11.45

TOTAL

100.00
%

*
Excludes short-term investments.

  TEN LARGEST FUND HOLDINGS
As of 2/28/11

Security

Percentage of Net Assets

Russian Federation (The), 7.50%, 03/31/30

4.31
%

Philippines (Republic of the), 7.75%, 01/14/31

4.24

Turkey (Republic of), 7.25%, 03/15/15

4.09

Turkey (Republic of), 6.88%, 03/17/36

3.86

Lebanon (Republic of), 9.00%, 03/20/17

3.03

Brazil (Federative Republic of), 7.13%, 01/20/37

2.89

Peru (Republic of), 6.55%, 03/14/37

2.81

KazMunaiGaz Finance Sub BV (Kazakhstan), 9.13%, 07/02/18

2.68

Indonesia (Republic of), 6.88%, 01/17/18

2.52

Petronas Capital Ltd. (Malaysia), 5.25%, 08/12/19

2.52

TOTAL

32.95
%

The iShares JPMorgan USD Emerging
Markets Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index (the “Index”). The Index is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The Fund invests in a representative sample of the securities included in the
Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended February 28,
2011 (the “reporting period”), the total return for the Fund was 9.21%, while the total return for the Index was 10.12%.

Emerging
market bonds posted solid gains for the reporting period, outpacing most bond markets in developed countries. The strong performance of emerging market debt was driven by the healthy fiscal position and robust growth in many emerging economies, as well as sustained investor demand for higher-yielding investments.

The pattern for most developed economies during the reporting period involved a promising recovery that morphed into a slowdown, and just when investors thought that another recession was in the offing, the recovery came back in full force during the final half of the period. In contrast, emerging market economies remained on a solid growth track throughout the reporting period. Although most emerging economies are reliant on exports to developed countries, the economic advance during the reporting period also had a domestic component as the rise of a middle class in countries such as China and Brazil led to increased domestic consumption. This development helped emerging economies maintain their growth rates despite the crimp in exports to developed countries caused by the mid-period economic slowdown.
For example, Brazil saw its economy grow by 7.5% in 2010, while China’s economy expanded by 10.2%.

Emerging markets were also largely
unaffected by the fiscal stress afflicting some developed nations in Europe. Soaring fiscal deficits and potential defaults on sovereign debt led to emergency bailouts of Greece and Ireland, and the accompanying concerns about a contagion spreading to other fiscally challenged countries (Portugal, Spain, Italy) weighed on their bonds. Most emerging markets, on the other hand, have

14

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES®
 JPMORGAN USD EMERGING MARKETS BOND FUND

relatively solid balance sheets, with government debt averaging less 50% of gross domestic product (“GDP”). By comparison, the U.S., Japan, and a number of European countries have debt-to-GDP ratios of 100% or more.

In addition to the robust economies and fiscal strength in emerging markets, investors were attracted to emerging market bonds because of their relatively high yields. During the reporting period, emerging market bonds offered yields that were more than three percentage points higher than the yields of U.S. Treasury bonds. Strong demand from increasingly risk-averse investors provided a further lift to emerging market bonds.

Nonetheless, emerging market bonds gave back some of
their gains during the last few months of the reporting period amid concerns about rising inflation, which became especially severe with regard to food and energy prices. For example, China reported an inflation rate of 4.9% for the reporting period
– with food prices surging by 11% in February 2011 alone – while Brazil’s inflation rate came in at 6%. Both figures were the highest inflation levels experienced by these countries in more than two years.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE

15

Management’s Discussions of Fund Performance

iSHARES® S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUNDS

Performance as of February 28, 2011

Average Annual Total Returns

Cumulative Total Returns

Year Ended 2/28/11

Inception to 2/28/11

Inception to 2/28/11

iSHARES BOND FUND

NAV

MARKET

INDEX

NAV

MARKET

INDEX

NAV

MARKET

INDEX

S&P/Citigroup 1-3 Year International Treasury

4.82%

5.27%

5.21%

6.24%

6.41%

6.76%

13.60%

13.99%

14.81%

S&P Citigroup International Treasury

3.98%

4.36%

4.54%

6.69%

6.86%

7.33%

14.61%

15.01%

16.10%

Total returns for the period since
inception are calculated from the inception date of each Fund (1/21/09). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns”
represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value or
“NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund . The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (1/23/09), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

16

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES®
 S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUNDS

iShares S&P/Citigroup International Treasury Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Each Fund’s past performance is no guarantee of future results.

The iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P/Citigroup International Treasury Bond IndexTM Ex-US 1-3 Year (the “Index”). The Index is a broad, diverse, market value-weighted index designed to measure the performance of bonds denominated in local currencies and issued by foreign governments in developed market countries outside the U.S. that have a remaining maturity of greater than one year and less than or equal to three years. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the
Index. For the 12-month period ended February 28, 2011 (the “reporting period”), the total return for the Fund was 4.82%, while the total return for the Index was 5.21%.

  BOND CREDIT QUALITY
As of 2/28/11

S&P Credit Rating

Percentage of Total Investments*

AAA

36.92
%

AA+

4.81

AA

3.60

AA-

25.26

A+

6.97

A-

5.30

BB+

4.82

Not Rated

12.32

TOTAL

100.00
%

*
Excludes short-term investments.

  TEN LARGEST FUND HOLDINGS
As of 2/28/11

Security

Percentage of Net Assets

Japan (Government of), 1.10%, 09/20/12

10.04
%

Japan (Government of), 1.20%, 09/20/13

8.83

Japan (Government of), 1.20%, 03/20/12

5.23

Italy (Republic of), 4.75%, 02/01/13

5.19

Hellenic Republic (Greece), 4.10%, 08/20/12

4.60

Germany (Federal Republic of), 3.75%, 07/04/13

4.29

France (Republic of), 4.50%, 07/12/12

2.92

Germany (Federal Republic of), 5.00%, 07/04/12

2.88

Belgium (Kingdom of), 5.00%, 09/28/12

2.73

Netherlands (Kingdom of the), 4.25%, 07/15/13

2.62

TOTAL

49.33
%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE

17

Management’s Discussions of Fund Performance (Continued)

iSHARES®
 S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUNDS

The iShares S&P/Citigroup International Treasury Bond Fund (the
“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P/Citigroup International Treasury Bond IndexTM Ex-US (the “Index”). The Index is a broad, diverse, market value-weighted index designed to measure the performance of bonds denominated in local currencies and issued by foreign governments in developed market countries outside the U.S. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period, the total return for the Fund was 3.98%, while the total return for the Index was 4.54%.

  BOND CREDIT QUALITY
As of 2/28/11

S&P Credit Rating

Percentage of Total Investments*

AAA

36.20
%

AA+

4.94

AA

5.01

AA-

24.48

A+

9.61

A-

5.73

BB+

4.91

Not Rated

9.12

TOTAL

100.00
%

*
Excludes short-term investments.

  TEN LARGEST FUND HOLDINGS
As of 2/28/11

Security

Percentage of Net Assets

Japan (Government of), 1.50%, 09/20/15

4.68
%

France (Republic of), 5.00%, 10/25/16

3.64

Japan (Government of), 1.30%, 06/20/12

3.63

Japan (Government of), 1.30%, 12/20/13

3.40

Japan (Government of), 2.20%, 09/21/20

3.34

Japan (Government of), 1.50%, 12/20/17

3.18

Germany (Federal Republic of), 4.25%, 07/04/17

2.60

Netherlands (Kingdom of the), 3.75%, 01/15/23

2.56

Germany (Federal Republic of), 4.75%, 07/04/28

2.42

Italy (Republic of), 4.25%, 09/01/19

2.39

TOTAL

31.84
%

International bonds in developed
markets posted positive returns for the reporting period, though the bulk of the advance was driven by a declining U.S. dollar. When the period began, the global economy appeared to be progressing toward a recovery following the worldwide recession that lasted from mid-2008 to mid-2009. By the second quarter of 2010, however, evidence of a slowdown in the pace of growth led to rising expectations of a “double-dip” recession – a relapse into recession after a brief recovery. But the prospects for the global economy shifted again in the fall of 2010 as economic data showed signs of steady improvement in many regions of the world. By the end of the reporting period, investors began to anticipate short-term interest rate increases by central banks in Europe and the U.K. in the first half of 2011, following the lead of Australia and Canada in 2010.

International bonds were also buffeted by a sovereign debt crisis in Europe. The problems began in the spring of 2010 with Greece, whose struggles with soaring budget deficits spiraled into concerns about a potential default on the country’s debt. This in turn led to worries about other countries with high fiscal deficits – most notably peripheral countries such as Portugal and Ireland, but also larger economies such as Spain and Italy. Although these concerns subsided after Greece received an emergency bailout from the European Union and International Monetary Fund, they resurfaced in late 2010 when Ireland received an emergency aid package to stave off a collapse in the country’s public finances.

In general, the improving economic environment and credit concerns pushed bond yields higher in most developed countries for the reporting period. Short-term yields increased the most, reflecting expectations of short-term interest rate hikes in Europe and elsewhere. Long-term

18

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES®
 S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUNDS

yields were mixed, but rose in many countries as investors began to price in higher inflation down the road. Rising bond yields translate into lower bond prices.

However, the decline in international bond prices was more than offset by weakness in the U.S. dollar, which boosted overseas bond returns for U.S.
investors. The U.S. currency fell by 2% versus the euro, 6% versus the British pound, and 8% versus Japanese yen. The dollar depreciated even more against currencies in countries with commodity-driven economies, falling by 7.5% versus the Canadian dollar and 12.5% against the Australian dollar. Factors contributing to the U.S. dollar’s decline included a higher fiscal deficit in the U.S., perceptions that the U.S. economy was recovering at a slower pace than other regions of the world, and the likelihood that the Federal Reserve will not raise its short-term interest rate target in 2011.

The best-performing international
bond markets included the U.K. and Canada. Although short-term rates rose in the U.K., longer-term yields declined as the economy grew by just 1.4% in 2010. Canada, meanwhile, benefited from its relatively strong fiscal position. Laggards included
Italy and other peripheral European countries, many of which posted negative returns for the reporting period amid concerns about their fiscal deficits. Japan, the largest individual country weighting in the Funds, fared well thanks to the sharp rally in the Japanese yen.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE

19

Shareholder Expenses
(Unaudited)

iSHARES®
 TRUST

As a shareholder of a Fund, you incur two types of costs:
(1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The
Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2010 to February 28, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
In addition, if these transactional costs were included, your costs would have been higher.

iShares Bond Fund

Beginning Account Value (9/1/10)

Ending Account Value (2/28/11)

Annualized Expense Ratio

Expenses Paid During Period[a] (9/1/10 to 2/28/11)

Barclays Short Treasury

Actual

$1,000.00

$1,000.60

0.15
%

$0.74

Hypothetical (5% return before expenses)

1,000.00

1,024.10

0.15

0.75

Barclays 1-3 Year Treasury

Actual

1,000.00

1,000.30

0.15

0.74

Hypothetical (5% return before expenses)

1,000.00

1,024.10

0.15

0.75

Barclays 3-7 Year Treasury

Actual

1,000.00

982.20

0.15

0.74

Hypothetical (5% return before expenses)

1,000.00

1,024.10

0.15

0.75

Barclays 7-10 Year Treasury

Actual

1,000.00

955.30

0.15

0.73

Hypothetical (5% return before expenses)

1,000.00

1,024.10

0.15

0.75

20

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES®
TRUST

iShares Bond Fund

Beginning Account Value (9/1/10)

Ending Account Value (2/28/11)

Annualized Expense Ratio

Expenses Paid During Period[a] (9/1/10 to 2/28/11)

Barclays 10-20 Year Treasury

Actual

$1,000.00

$925.30

0.15
%

$0.72

Hypothetical (5% return before expenses)

1,000.00

1,024.10

0.15

0.75

Barclays 20+ Year Treasury

Actual

1,000.00

871.40

0.15

0.70

Hypothetical (5% return before expenses)

1,000.00

1,024.10

0.15

0.75

JPMorgan USD Emerging Markets

Actual

1,000.00

985.60

0.60

2.95

Hypothetical (5% return before expenses)

1,000.00

1,021.80

0.60

3.01

S&P/Citigroup 1-3 Year International Treasury

Actual

1,000.00

1,069.00

0.35

1.80

Hypothetical (5% return before expenses)

1,000.00

1,023.10

0.35

1.76

S&P/Citigroup International Treasury

Actual

1,000.00

1,031.80

0.35

1.76

Hypothetical (5% return before expenses)

1,000.00

1,023.10

0.35

1.76

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES

21

Schedule of Investments

iSHARES® BARCLAYS SHORT TREASURY BOND FUND

February 28, 2011

Security

Shares or Principal

Value

U. S. GOVERNMENT OBLIGATIONS – 99.39%

U. S. Treasury Notes

0.75%, 11/30/11

$
429,699,000

$
431,314,664

0.88%, 03/31/11

355,094,000

355,278,656

0.88%, 04/30/11

495,237,000

495,776,853

0.88%, 05/31/11

411,172,000

411,883,315

1.00%, 07/31/11

390,833,000

392,169,661

1.00%, 08/31/11

510,946,000

513,015,326

1.00%, 09/30/11

510,907,000

513,241,850

1.00%, 10/31/11

511,056,000

513,657,291

1.00%, 12/31/11

100,000,000

100,598,999

1.13%, 06/30/11

43,776,000

43,916,086

5.13%, 06/30/11

342,160,000

347,819,350

TOTAL U.S. GOVERNMENT OBLIGATIONS

(Cost: $4,118,027,160)

4,118,672,051

SHORT-TERM INVESTMENTS – 9.10%

MONEY MARKET FUNDS – 9.10%

BlackRock Cash Funds: Treasury,

SL Agency Shares

 0.07%[a,b]

376,931,525

376,931,525

376,931,525

TOTAL SHORT-TERM INVESTMENTS

(Cost: $376,931,525)

376,931,525

TOTAL INVESTMENTS IN SECURITIES – 108.49%

(Cost: $4,494,958,685)

4,495,603,576

Other Assets, Less Liabilities – (8.49)%

(351,623,840)

NET ASSETS – 100.00%

$
4,143,979,736

[a]
Affiliated issuer. See Note 2.

[b]
The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

22

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® BARCLAYS 1-3 YEAR TREASURY BOND FUND

February 28, 2011

Security

Principal

Value

U.S. GOVERNMENT OBLIGATIONS – 99.50%

U.S. Treasury Notes

0.63%, 07/31/12

$
42,458,000

$
42,590,467

0.63%, 12/31/12

84,932,000

84,936,244

0.75%, 12/15/13

804,937,000

797,901,843

0.88%, 01/31/12

7,822,000

7,863,847

1.00%, 07/15/13

764,229,000

766,827,348

1.00%, 01/15/14[a]

232,560,000

231,832,078

1.13%, 01/15/12

102,755,000

103,502,026

1.13%, 12/15/12

420,882,000

424,770,967

1.25%, 02/15/14

100,739,000

100,990,856

1.38%, 02/15/12

156,992,000

158,598,044

1.38%, 03/15/12

840,297,000

849,489,925

1.38%, 04/15/12

234,027,000

236,788,537

1.38%, 05/15/12

219,653,000

222,339,372

1.38%, 09/15/12

186,258,000

188,807,878

1.38%, 10/15/12

157,205,000

159,363,426

1.38%, 11/15/12

3,880,000

3,933,117

1.38%, 01/15/13

557,917,000

565,593,932

1.38%, 03/15/13

258,972,000

262,483,668

1.38%, 05/15/13

225,987,000

228,945,165

1.50%, 07/15/12

169,406,000

172,006,375

1.75%, 08/15/12

296,224,000

301,875,924

1.75%, 04/15/13

647,228,000

660,942,781

1.88%, 06/15/12

215,233,000

219,408,524

2.50%, 03/31/13

41,997,000

43,561,391

3.38%, 11/30/12

66,149,000

69,430,651

3.50%, 05/31/13

207,832,000

220,584,576

3.63%, 12/31/12

100,718,000

106,317,911

3.63%, 05/15/13

126,758,000

134,817,276

4.00%, 11/15/12

98,030,000

103,802,006

4.13%, 08/31/12

91,525,000

96,587,246

4.25%, 09/30/12

73,350,000

77,723,131

4.50%, 03/31/12

21,098,000

22,044,246

4.63%, 02/29/12

19,999,000

20,856,759

4.63%, 07/31/12

89,663,000

95,022,155

4.75%, 01/31/12

75,311,000

78,385,196

4.75%, 05/31/12

45,345,000

47,826,282

TOTAL U.S. GOVERNMENT OBLIGATIONS

(Cost: $7,854,137,676)

7,908,751,170

Security

Shares

Value

SHORT-TERM INVESTMENTS – 2.93%

MONEY MARKET FUNDS – 2.93%

BlackRock Cash Funds: Government, SL Agency Shares

 0.08%[b,c,d]

226,902,500

$
226,902,500

BlackRock Cash Funds: Treasury, SL Agency Shares

 0.07%[b,c]

5,837,004

5,837,004

232,739,504

TOTAL SHORT-TERM INVESTMENTS

(Cost: $232,739,504)

232,739,504

TOTAL INVESTMENTS

IN SECURITIES – 102.43%

(Cost: $8,086,877,180)

8,141,490,674

Other Assets, Less Liabilities – (2.43)%

(193,306,314)

NET ASSETS – 100.00%

$
7,948,184,360

[a]
  All or a portion of this security represents a security on loan. See Note 5.

[b]
Affiliated issuer. See Note 2.

[c]
The rate quoted is the annualized seven-day yield of the fund at period end.

[d]
All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS

23

Schedule of Investments

iSHARES® BARCLAYS 3-7 YEAR TREASURY BOND FUND

February 28, 2011

Security

Principal

Value

U.S. GOVERNMENT OBLIGATIONS – 99.09%

U.S. Treasury Notes

1.25%, 09/30/15

$
24,132,000

$
23,390,424

1.75%, 07/31/15

83,722,100

83,318,558

1.88%, 04/30/14[a]

18,430,000

18,795,467

1.88%, 06/30/15

23,073,000

23,125,144

2.00%, 01/31/16[a]

6,220,000

6,190,144

2.13%, 11/30/14

7,104,000

7,254,960

2.13%, 05/31/15

23,073,000

23,400,636

2.13%, 12/31/15

3,068,000

3,076,468

2.13%, 02/29/16

14,000,000

13,991,740

2.38%, 10/31/14[a]

35,993,000

37,105,905

2.38%, 02/28/15

999,000

1,026,522

2.38%, 07/31/17[a]

45,095,000

44,349,129

2.50%, 03/31/15[a]

4,760,000

4,912,320

2.50%, 04/30/15

28,710,000

29,588,236

2.50%, 06/30/17

9,824,000

9,753,660

2.63%, 06/30/14[a]

27,634,000

28,799,881

2.63%, 07/31/14[a]

68,162,000

71,026,175

2.63%, 12/31/14

24,589,000

25,546,002

2.63%, 04/30/16[a]

45,956,000

46,909,582

2.63%, 01/31/18[a]

45,122,000

44,617,989

2.75%, 11/30/16[a]

54,028,000

54,961,602

2.75%, 05/31/17[a]

80,822,000

81,555,856

2.75%, 12/31/17[a]

13,146,000

13,126,939

2.75%, 02/28/18

15,000,000

14,923,799

3.13%, 10/31/16

66,920,000

69,523,187

3.13%, 04/30/17[a]

77,708,000

80,217,188

3.25%, 06/30/16[a]

23,234,000

24,399,415

3.25%, 07/31/16

66,927,000

70,212,439

3.25%, 12/31/16

14,202,000

14,813,397

4.00%, 02/15/15

20,854,000

22,775,278

4.13%, 05/15/15

7,437,000

8,159,430

4.25%, 08/15/14[a]

66,834,000

73,443,882

4.25%, 11/15/14[a]

28,778,000

31,695,514

4.25%, 08/15/15[a]

43,503,000

47,975,974

4.50%, 02/15/16[a]

12,556,000

13,988,639

4.50%, 05/15/17[a]

27,346,000

30,410,940

4.75%, 05/15/14[a]

35,356,000

39,314,107

5.13%, 05/15/16

20,358,000

23,317,238

TOTAL U.S. GOVERNMENT OBLIGATIONS

(Cost: $1,254,671,692)

1,260,993,766

Security

Shares

Value

SHORT-TERM INVESTMENTS – 42.32%

MONEY MARKET FUNDS – 42.32%

BlackRock Cash Funds: Institutional,

SL Agency Shares

 0.23%[b,c,d]

450,337,026

$
450,337,026

BlackRock Cash Funds: Prime,

SL Agency Shares

 0.22%[b,c,d]

75,628,188

75,628,188

BlackRock Cash Funds: Treasury,

SL Agency Shares

 0.07%[b,c]

12,645,074

12,645,074

538,610,288

TOTAL SHORT-TERM INVESTMENTS

(Cost: $538,610,288)

538,610,288

  TOTAL INVESTMENTS
IN SECURITIES – 141.41%

(Cost: $1,793,281,980)

1,799,604,054

Other Assets, Less Liabilities – (41.41)%

(527,028,674)

NET ASSETS – 100.00%

$
1,272,575,380

[a]
  All or a portion of this security represents a security on loan. See Note 5.

[b]
Affiliated issuer. See Note 2.

[c]
The rate quoted is the annualized seven-day yield of the fund at period end.

[d]
All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

24

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® BARCLAYS 7-10 YEAR TREASURY BOND FUND

February 28, 2011

Security

Shares or Principal

Value

U.S. GOVERNMENT OBLIGATIONS – 99.20%

U.S. Treasury Notes

2.63%, 08/15/20

$
118,182,000

$
111,086,355

2.63%, 11/15/20

112,935,000

105,666,507

2.75%, 02/15/19

72,327,000

70,902,880

3.13%, 05/15/19

183,255,000

183,852,419

3.38%, 11/15/19

363,585,000

368,682,436

3.50%, 05/15/20

168,752,000

171,506,026

3.63%, 08/15/19

320,168,000

332,206,323

3.63%, 02/15/20[a]

390,820,000

402,482,073

3.63%, 02/15/21

285,554,000

290,574,048

3.75%, 11/15/18[a]

284,831,000

300,636,283

3.88%, 05/15/18[a]

106,245,000

113,490,909

4.00%, 08/15/18[a]

74,350,000

79,937,402

8.50%, 02/15/20[a]

111,943,000

158,837,049

8.75%, 05/15/20[a]

43,085,000

62,174,240

TOTAL U.S. GOVERNMENT OBLIGATIONS

(Cost: $2,747,182,877)

2,752,034,950

SHORT-TERM INVESTMENTS – 30.12%

MONEY MARKET FUNDS – 30.12%

BlackRock Cash Funds: Institutional,

SL Agency Shares

 0.23%[b,c,d]

700,048,590

700,048,590

BlackRock Cash Funds: Prime,

SL Agency Shares

 0.22%[b,c,d]

117,563,964

117,563,964

BlackRock Cash Funds: Treasury,

SL Agency Shares

 0.07%[b,c]

18,145,025

18,145,025

835,757,579

TOTAL SHORT-TERM INVESTMENTS

(Cost: $835,757,579)

835,757,579

TOTAL INVESTMENTS

IN SECURITIES – 129.32%

(Cost: $3,582,940,456)

3,587,792,529

Other Assets, Less Liabilities – (29.32)%

(813,468,422)

NET ASSETS – 100.00%

$
2,774,324,107

[a]
All or a portion of this security represents a security on loan. See Note 5.

[b]
Affiliated issuer. See Note 2.

[c]
The rate quoted is the annualized seven-day yield of the fund at period end.

[d]
All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS

25

Schedule of Investments

iSHARES® BARCLAYS 10-20 YEAR TREASURY BOND FUND

February 28, 2011

Security

Shares or Principal

Value

U.S. GOVERNMENT OBLIGATIONS – 98.99%

U.S. Treasury Bonds

5.25%, 11/15/28

$
6,555,200

$
7,421,536

5.25%, 02/15/29[a]

6,543,800

7,410,592

5.38%, 02/15/31

9,150,000

10,513,167

5.50%, 08/15/28[a]

6,041,700

7,033,747

6.00%, 02/15/26

7,833,800

9,594,133

6.13%, 11/15/27

11,359,400

14,115,758

6.13%, 08/15/29[a]

5,315,600

6,635,995

6.25%, 08/15/23

12,802,000

15,977,664

6.25%, 05/15/30

9,305,200

11,791,363

6.38%, 08/15/27

4,292,900

5,467,094

6.50%, 11/15/26[a]

5,086,700

6,538,750

6.63%, 02/15/27

4,312,000

5,614,914

6.75%, 08/15/26

4,047,500

5,322,746

6.88%, 08/15/25

6,550,100

8,669,909

7.13%, 02/15/23[a]

7,205,700

9,606,711

7.25%, 08/15/22

5,825,600

7,825,820

7.50%, 11/15/24

5,297,400

7,352,420

7.63%, 11/15/22[a]

3,461,000

4,780,506

7.63%, 02/15/25[a]

5,372,200

7,544,879

8.00%, 11/15/21[a]

12,444,200

17,469,168

8.13%, 05/15/21[a]

4,249,300

5,986,499

8.13%, 08/15/21

4,455,300

6,296,052

TOTAL U.S. GOVERNMENT OBLIGATIONS

(Cost: $197,395,812)

188,969,423

SHORT-TERM INVESTMENTS – 30.38%

MONEY MARKET FUNDS – 30.38%

BlackRock Cash Funds: Institutional,

SL Agency Shares

 0.23%[b,c,d]

47,355,293

47,355,293

BlackRock Cash Funds: Prime,

SL Agency Shares

 0.22%[b,c,d]

7,952,699

7,952,699

BlackRock Cash Funds: Treasury,

SL Agency Shares

 0.07%[b,c]

2,685,830

2,685,830

57,993,822

TOTAL SHORT-TERM INVESTMENTS

(Cost: $57,993,822)

57,993,822

Value

TOTAL INVESTMENTS

IN SECURITIES – 129.37%

(Cost: $255,389,634)

$
246,963,245

Other Assets, Less Liabilities – (29.37)%

(56,068,966)

NET ASSETS – 100.00%

$
190,894,279

[a]
All or a portion of this security represents a security on loan. See Note 5.

[b]
Affiliated issuer. See Note 2.

[c]
The rate quoted is the annualized seven-day yield of the fund at period end.

[d]
All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

26

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® BARCLAYS 20+ YEAR TREASURY BOND FUND

February 28, 2011

Security

Shares or Principal

Value

U.S. GOVERNMENT OBLIGATIONS – 98.94%

U.S. Treasury Bonds

3.50%, 02/15/39

$
163,304,600

$
137,283,648

3.88%, 08/15/40[a]

285,955,600

256,725,219

4.25%, 05/15/39

211,038,000

203,020,658

4.25%, 11/15/40[a]

283,891,000

272,265,661

4.38%, 02/15/38[a]

99,612,300

98,306,386

4.38%, 11/15/39[a]

281,538,600

276,217,523

4.38%, 05/15/40[a]

285,285,700

279,599,967

4.50%, 02/15/36[a]

162,383,500

164,526,974

4.50%, 05/15/38[a]

128,739,200

129,560,547

4.50%, 08/15/39[a]

239,025,600

239,654,237

4.63%, 02/15/40[a]

284,906,700

291,314,255

4.75%, 02/15/37[a]

93,177,100

97,909,574

4.75%, 02/15/41

98,087,100

102,263,652

5.00%, 05/15/37[a]

95,138,500

103,770,414

TOTAL U.S. GOVERNMENT OBLIGATIONS

(Cost: $2,920,411,584)

2,652,418,715

SHORT-TERM INVESTMENTS – 42.13%

MONEY MARKET FUNDS – 42.13%

BlackRock Cash Funds: Institutional,

SL Agency Shares

 0.23%[b,c,d]

937,022,926

937,022,926

BlackRock Cash Funds: Prime,

SL Agency Shares

 0.22%[b,c,d]

157,360,691

157,360,691

BlackRock Cash Funds: Treasury,

SL Agency Shares

 0.07%[b,c]

35,217,322

35,217,322

1,129,600,939

TOTAL SHORT-TERM INVESTMENTS

(Cost: $1,129,600,939)

1,129,600,939

TOTAL INVESTMENTS

IN SECURITIES – 141.07%

(Cost: $4,050,012,523)

3,782,019,654

Other Assets, Less Liabilities – (41.07)%

(1,101,020,422)

NET ASSETS – 100.00%

$
2,680,999,232

[a]
All or a portion of this security represents a security on loan. See Note 5.

[b]
Affiliated issuer. See Note 2.

[c]
The rate quoted is the annualized seven-day yield of the fund at period end.

[d]
All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS

27

Schedule of Investments

iSHARES® JPMORGAN USD EMERGING MARKETS BOND FUND

February 28, 2011

Security

Principal

Value

QUASI-SOVEREIGN BONDS & NOTES[a] – 16.64%

BRAZIL – 1.04%

Banco Nacional de Desenvolvimento Economico e Social

6.50%, 06/10/19[b]

$
21,300,000

$
23,217,000

23,217,000

CHINA – 0.94%

Sinochem Overseas Capital Co. Ltd.

4.50%, 11/12/20[b]

22,052,000

21,162,658

21,162,658

INDONESIA – 1.07%

Majapahit Holding BV

7.75%, 01/20/20[b]

21,300,000

23,962,500

23,962,500

KAZAKHSTAN – 3.83%

KazMunaiGaz Finance Sub BV

8.38%, 07/02/13[b]

23,430,000

25,831,575

9.13%, 07/02/18[b]

49,629,000

59,927,017

85,758,592

MALAYSIA – 2.52%

Petronas Capital Ltd.

5.25%, 08/12/19[b]

52,824,000

56,343,758

56,343,758

MEXICO – 2.00%

Pemex Project Funding Master Trust

6.63%, 06/15/35

17,892,000

17,847,270

Petroleos Mexicanos

8.00%, 05/03/19

22,578,000

26,924,265

44,771,535

PHILIPPINE ISLANDS – 1.17%

Power Sector Assets & Liabilities Management Corp.

7.25%, 05/27/19[b]

22,791,000

26,181,161

26,181,161

RUSSIA – 1.22%

RSHB Capital SA

9.00%, 06/11/14[b]

12,567,000

14,294,963

VEB Finance Ltd.

6.90%, 07/09/20[b]

12,567,000

13,132,515

27,427,478

Security

Principal

Value

SOUTH AFRICA – 0.71%

Eskom Holdings Ltd.

5.75%, 01/26/21[b]

$
15,975,000

$
15,975,000

15,975,000

UKRAINE – 0.98%

Naftogaz Ukraine

9.50%, 09/30/14

20,235,000

22,005,563

22,005,563

VENEZUELA – 1.16%

Petroleos de Venezuela SA

5.38%, 04/12/27

34,719,000

15,883,943

8.50%, 11/02/17[b]

14,910,000

10,138,800

26,022,743

TOTAL QUASI-SOVEREIGN BONDS & NOTES

(Cost: $365,234,318)

372,827,988

SOVEREIGN BONDS & NOTES[a] – 80.16%

ARGENTINA – 2.79%

Argentina (Republic of)

2.50%, 12/31/38[c]

48,990,000

20,330,850

8.28%, 12/31/33[d]

49,619,580

42,105,520

62,436,370

BELARUS – 0.48%

Belarus (Republic of)

8.75%, 08/03/15[b]

10,914,000

10,736,648

10,736,648

BRAZIL – 7.11%

Brazil (Federative Republic of)

7.13%, 01/20/37

54,954,000

64,845,720

8.00%, 01/15/18

38,434,667

45,064,647

10.13%, 05/15/27

18,318,000

27,477,000

11.00%, 08/17/40

16,401,000

22,059,345

159,446,712

BULGARIA – 0.75%

Bulgaria (Republic of)

8.25%, 01/15/15[b]

14,484,000

16,801,440

16,801,440

CHILE – 0.92%

Chile (Republic of)

3.88%, 08/05/20

21,300,000

20,682,300

20,682,300

28

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® JPMORGAN USD EMERGING MARKETS BOND FUND

February 28, 2011

Security

Principal

Value

COLOMBIA – 4.39%

Colombia (Republic of)

7.38%, 01/27/17

$
29,607,000

$
35,054,688

7.38%, 03/18/19

24,282,000

28,956,285

7.38%, 09/18/37

28,968,000

34,327,080

98,338,053

CROATIA – 1.38%

Croatia (Government of)

6.75%, 11/05/19[b]

2,550,000

2,652,000

6.75%, 11/05/19[e]

27,288,000

28,379,520

31,031,520

EGYPT – 0.46%

Egypt (Republic of)

5.75%, 04/29/20[b]

11,076,000

10,245,300

10,245,300

EL SALVADOR – 0.50%

El Salvador (Republic of)

7.65%, 06/15/35[b]

11,076,000

11,131,380

11,131,380

HUNGARY – 1.44%

Hungary (Republic of)

4.75%, 02/03/15

10,224,000

10,275,120

6.25%, 01/29/20

21,513,000

21,970,151

32,245,271

INDONESIA – 4.75%

Indonesia (Republic of)

6.63%, 02/17/37[b]

46,647,000

49,912,290

6.88%, 01/17/18[b]

49,629,000

56,515,024

106,427,314

IRAQ – 1.17%

Iraq (Republic of)

5.80%, 01/15/28[b]

30,104,000

26,341,000

26,341,000

IVORY COAST – 0.42%

Ivory Coast (Republic of)

2.50%, 12/31/32[b,c,f]

25,347,000

9,505,125

9,505,125

LEBANON – 3.03%

Lebanon (Republic of)

9.00%, 03/20/17

58,788,000

67,900,140

67,900,140

Security

Principal

Value

LITHUANIA – 2.06%

Lithuania (Republic of)

6.75%, 01/15/15[b]

$
21,300,000

$
22,897,500

7.38%, 02/11/20[b]

21,300,000

23,243,625

46,141,125

MEXICO – 5.45%

United Mexican States

5.63%, 01/15/17

28,542,000

31,467,555

5.88%, 02/17/14

24,282,000

26,770,905

6.05%, 01/11/40

8,946,000

9,147,285

6.75%, 09/27/34

48,564,000

54,683,064

122,068,809

PANAMA – 2.36%

Panama (Republic of)

6.70%, 01/26/36

23,643,000

26,007,300

7.25%, 03/15/15

23,217,000

26,873,677

52,880,977

PERU – 4.11%

Peru (Republic of)

6.55%, 03/14/37

57,084,000

62,935,110

7.13%, 03/30/19

24,495,000

29,087,812

92,022,922

PHILIPPINE ISLANDS – 5.75%

Philippines (Republic of the)

7.75%, 01/14/31

77,958,000

95,007,415

8.38%, 06/17/19

26,625,000

33,813,750

128,821,165

POLAND – 3.12%

Poland (Republic of)

5.00%, 10/19/15

28,968,000

30,633,660

6.38%, 07/15/19

35,358,000

39,335,775

69,969,435

RUSSIA – 7.98%

Russian Federation (The)

3.63%, 04/29/15[b]

41,400,000

41,482,800

5.00%, 04/29/20[b]

22,800,000

22,828,500

5.74%, 04/03/17

6,665,000

6,889,944

7.50%, 03/31/30[b,c]

83,437,270

96,578,640

12.75%, 06/24/28[b]

6,300,000

10,962,000

178,741,884

SERBIA – 0.55%

Serbia (Republic of)

6.75%, 11/01/24[b,c]

12,325,600

12,325,600

12,325,600

SCHEDULES OF INVESTMENTS

29

Schedule of Investments (Continued)

iSHARES® JPMORGAN USD EMERGING MARKETS BOND FUND

February 28, 2011

Security

Principal

Value

SOUTH AFRICA – 2.78%

South Africa (Republic of)

5.50%, 03/09/20

$
25,986,000

$
27,285,300

5.88%, 05/30/22

25,347,000

26,931,187

6.50%, 06/02/14

7,242,000

8,056,725

62,273,212

SRI LANKA – 0.48%

Sri Lanka (Government of)

6.25%, 10/04/20[b]

10,914,000

10,750,290

10,750,290

TURKEY – 7.95%

Turkey (Republic of)

6.88%, 03/17/36

84,348,000

86,456,700

7.25%, 03/15/15

81,792,000

91,811,520

178,268,220

UKRAINE – 1.95%

Ukraine (Government of)

6.58%, 11/21/16[b]

3,806,000

3,753,668

7.65%, 06/11/13[b]

23,780,000

24,909,550

7.75%, 09/23/20[b]

15,000,000

15,067,500

43,730,718

URUGUAY – 2.09%

Uruguay (Republic of)

7.63%, 03/21/36

39,831,000

46,801,425

46,801,425

VENEZUELA – 3.45%

Venezuela (Republic of)

5.75%, 02/26/16[b]

48,777,000

34,631,670

7.75%, 10/13/19[b]

18,531,000

12,230,460

8.25%, 10/13/24[b]

9,159,000

5,738,113

9.25%, 09/15/27

34,506,000

24,671,790

77,272,033

VIETNAM – 0.49%

Vietnam (Republic of)

6.75%, 01/29/20[b]

11,024,000

10,968,880

10,968,880

TOTAL SOVEREIGN BONDS & NOTES

(Cost: $1,782,696,959)

1,796,305,268

Security

Shares or Principal

Value

U.S. GOVERNMENT OBLIGATIONS – 0.98%

UNITED STATES – 0.98%

U.S. Treasury Notes

3.00%, 09/30/16

$
357,000

$
368,965

3.25%, 06/30/16

20,533,000

21,562,934

21,931,899

TOTAL U.S. GOVERNMENT OBLIGATIONS

(Cost: $21,284,182)

21,931,899

SHORT-TERM INVESTMENTS – 0.54%

MONEY MARKET FUNDS – 0.54%

BlackRock Cash Funds: Treasury,

SL Agency Shares

 0.07%[g,h]

12,086,285

12,086,285

12,086,285

TOTAL SHORT-TERM INVESTMENTS

(Cost: $12,086,285)

12,086,285

TOTAL INVESTMENTS IN SECURITIES – 98.32%

(Cost: $2,181,301,744)

2,203,151,440

Other Assets, Less Liabilities – 1.68%

37,707,145

NET ASSETS – 100.00%

$
2,240,858,585

[a]
Investments are denominated in U.S. dollars.

[b]
  This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

[c]
  Step coupon security. Coupon rate increases in increments until maturity. Interest rate shown reflects the rate currently in effect. Maturity date shown reflects final maturity date.

[d]
Payment-in-kind (PIK) security. Income may be paid in cash or additional securities at the issuer’s discretion.

[e]
This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

[f]
Issuer is in default of interest payments.

[g]
Affiliated issuer. See Note 2.

[h]
The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

30

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® S&P/CITIGROUP 1-3 YEAR INTERNATIONAL TREASURY BOND FUND

February 28, 2011

Security

Principal[a]

Value

FOREIGN GOVERNMENT BONDS & NOTES – 95.43%

AUSTRALIA – 2.86%

Australia (Commonwealth of)

4.75%, 11/15/12

2,652,000

$
2,692,943

6.50%, 05/15/13

900,000

945,247

3,638,190

AUSTRIA – 2.16%

Austria (Republic of)

3.80%, 10/20/13[b]

72,000

104,377

5.00%, 07/15/12[b]

1,824,000

2,642,779

2,747,156

BELGIUM – 4.60%

Belgium (Kingdom of)

4.00%, 03/28/13

1,669,000

2,381,441

5.00%, 09/28/12

2,400,000

3,464,907

5,846,348

CANADA – 4.48%

Canada (Government of)

1.50%, 03/01/12

2,472,000

2,538,686

3.50%, 06/01/13

2,976,000

3,159,956

5,698,642

DENMARK – 2.58%

Denmark (Kingdom of)

4.00%, 11/15/12

13,800,000

2,664,412

5.00%, 11/15/13

3,060,000

613,678

3,278,090

FINLAND – 2.34%

Finland (Republic of)

4.25%, 09/15/12

1,728,000

2,489,270

5.38%, 07/04/13

324,000

485,097

2,974,367

FRANCE – 6.55%

France (Republic of)

2.50%, 01/12/14

1,533,000

2,151,086

4.50%, 07/12/12

2,580,000

3,713,773

4.50%, 07/12/13

1,680,000

2,466,619

8,331,478

GERMANY – 9.23%

Germany (Federal Republic of)

3.75%, 07/04/13

3,768,000

5,460,036

4.25%, 01/04/14

988,000

1,458,256

Security

Principal[a]

Value

5.00%, 01/04/12

812,000

$
1,159,274

5.00%, 07/04/12

2,532,000

3,668,189

11,745,755

GREECE – 4.60%

Hellenic Republic

4.10%, 08/20/12

4,764,000

5,852,185

5,852,185

IRELAND – 1.80%

Ireland (Government of)

4.00%, 01/15/14

744,000

919,235

5.00%, 04/18/13

1,044,000

1,370,270

2,289,505

ITALY – 7.60%

Italy (Republic of)

2.25%, 11/01/13

900,000

1,213,726

4.75%, 02/01/13

4,608,000

6,601,928

5.00%, 02/01/12

1,308,000

1,856,623

9,672,277

JAPAN – 24.10%

Japan (Government of)

1.10%, 09/20/12

1,032,000,000

12,770,323

1.20%, 03/20/12

540,000,000

6,660,857

1.20%, 09/20/13

900,000,000

11,236,653

30,667,833

NETHERLANDS – 4.63%

Netherlands (Kingdom of the)

1.00%, 01/15/14

584,000

787,501

2.50%, 01/15/12

1,260,000

1,761,457

4.25%, 07/15/13

2,280,000

3,337,075

5,886,033

NORWAY – 1.05%

Norway (Kingdom of)

6.50%, 05/15/13

6,876,000

1,330,233

1,330,233

PORTUGAL – 3.26%

Portugal (Republic of)

5.00%, 06/15/12

1,020,000

1,419,396

5.45%, 09/23/13

1,992,000

2,731,783

4,151,179

SCHEDULES OF INVESTMENTS

31

Schedule of Investments (Continued)

iSHARES® S&P/CITIGROUP 1-3 YEAR INTERNATIONAL TREASURY BOND FUND

February 28, 2011

Security

Shares
or Principal[a]

Value

SPAIN – 4.60%

Spain (Kingdom of)

2.50%, 10/31/13

1,104,000

$
1,487,566

4.20%, 07/30/13

1,140,000

1,606,854

5.00%, 07/30/12

1,934,000

2,760,023

5,854,443

SWEDEN – 2.28%

Sweden (Kingdom of)

5.50%, 10/08/12

17,460,000

2,899,150

2,899,150

SWITZERLAND – 2.14%

Swiss Confederation

2.75%, 06/10/12

1,741,000

1,926,723

4.25%, 01/06/14

680,000

801,119

2,727,842

UNITED KINGDOM – 4.57%

United Kingdom Treasury Bond

4.50%, 03/07/13

1,740,000

3,004,012

5.25%, 06/07/12

1,644,000

2,815,919

5,819,931

TOTAL FOREIGN GOVERNMENT BONDS & NOTES

(Cost: $120,969,007)

121,410,637

SHORT-TERM INVESTMENTS – 0.03%

MONEY MARKET FUNDS – 0.03%

BlackRock Cash Funds: Treasury,

SL Agency Shares

 0.07%[c,d]

33,915

33,915

33,915

TOTAL SHORT-TERM INVESTMENTS

(Cost: $33,915)

33,915

TOTAL INVESTMENTS IN SECURITIES – 95.46%

(Cost: $121,002,922)

121,444,552

Other Assets, Less Liabilities – 4.54%

5,780,790

NET ASSETS – 100.00%

$
127,225,342

[a]
  Principal amounts shown are in local currency of the issuer.

[b]
This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

[c]
Affiliated issuer. See Note 2.

[d]
The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

32

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUND

February 28, 2011

Security

Principal[a]

Value

FOREIGN GOVERNMENT BONDS & NOTES – 93.79%

AUSTRALIA – 2.03%

Australia (Commonwealth of)

6.25%, 04/15/15

3,564,000

$
3,767,930

3,767,930

AUSTRIA – 4.60%

Austria (Republic of)

3.40%, 10/20/14

2,790,000

4,002,441

3.80%, 10/20/13[b]

1,728,000

2,505,048

4.15%, 03/15/37[b]

1,458,000

2,054,160

8,561,649

BELGIUM – 4.63%

Belgium (Kingdom of)

3.25%, 09/28/16

2,628,000

3,555,353

4.25%, 09/28/13

360,000

517,233

5.00%, 09/28/11

1,275,000

1,799,773

5.50%, 03/28/28

1,782,000

2,740,010

8,612,369

CANADA – 4.46%

Canada (Government of)

3.50%, 06/01/13

3,729,000

3,959,501

3.75%, 06/01/19

3,024,000

3,231,062

5.00%, 06/01/37

900,000

1,115,213

8,305,776

DENMARK – 2.18%

Denmark (Kingdom of)

5.00%, 11/15/13

6,894,000

1,382,581

7.00%, 11/10/24

10,440,000

2,668,670

4,051,251

FINLAND – 1.68%

Finland (Republic of)

4.25%, 09/15/12

684,000

985,336

4.38%, 07/04/19

1,440,000

2,148,387

3,133,723

FRANCE – 6.66%

France (Republic of)

3.50%, 04/25/20

1,200,000

1,661,752

4.00%, 10/25/38

1,116,000

1,538,324

5.00%, 10/25/16

4,410,000

6,780,176

8.50%, 04/25/23

1,188,000

2,419,874

12,400,126

Security

Principal[a]

Value

GERMANY – 7.04%

Germany (Federal Republic of)

3.75%, 01/04/15

2,556,000

$
3,747,769

4.25%, 07/04/17

3,216,000

4,842,218

4.75%, 07/04/28

2,862,000

4,500,688

13,090,675

GREECE – 4.60%

Hellenic Republic

3.70%, 07/20/15

360,000

338,840

4.10%, 08/20/12

1,400,000

1,719,786

4.50%, 09/20/37

756,000

587,274

4.60%, 07/20/18

4,284,000

3,808,527

5.90%, 10/22/22

720,000

687,928

6.50%, 01/11/14

1,278,000

1,425,382

8,567,737

IRELAND – 2.56%

Ireland (Government of)

4.00%, 11/11/11

1,080,000

1,478,942

4.50%, 04/18/20

3,096,000

3,090,366

5.40%, 03/13/25

198,000

197,158

4,766,466

ITALY – 9.02%

Italy (Republic of)

3.00%, 03/01/12

2,196,000

3,062,258

3.00%, 06/15/15

1,674,000

2,244,523

4.00%, 02/01/37

2,394,000

2,677,228

4.25%, 08/01/13

1,332,000

1,892,132

4.25%, 09/01/19

3,294,000

4,453,727

5.25%, 08/01/17

666,000

974,202

6.00%, 05/01/31

414,000

607,237

7.25%, 11/01/26

522,000

866,303

16,777,610

JAPAN – 23.81%

Japan (Government of)

1.30%, 06/20/12

545,000,000

6,747,210

1.30%, 12/20/13

504,000,000

6,319,777

1.50%, 09/20/15

684,000,000

8,714,259

1.50%, 12/20/17

464,000,000

5,917,147

2.00%, 03/20/27

304,000,000

3,807,625

2.10%, 03/20/25

36,000,000

465,399

2.20%, 09/21/20

468,000,000

6,220,464

2.20%, 09/20/28

96,000,000

1,221,214

SCHEDULES OF INVESTMENTS

33

Schedule of Investments (Continued)

iSHARES® S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUND

February 28, 2011

Security

Principal[a]

Value

2.20%, 03/20/30

126,000,000

$
1,591,294

2.40%, 03/20/48

13,500,000

171,852

2.50%, 09/20/37

237,600,000

3,135,201

44,311,442

NETHERLANDS – 4.07%

Netherlands (Kingdom of the)

2.75%, 01/15/15

1,998,000

2,811,187

3.75%, 01/15/23

3,384,000

4,767,267

7,578,454

NORWAY – 0.96%

Norway (Kingdom of)

4.50%, 05/22/19

4,446,000

843,453

6.50%, 05/15/13

4,842,000

936,735

1,780,188

PORTUGAL – 2.81%

Portugal (Republic of)

3.35%, 10/15/15

1,080,000

1,288,934

4.10%, 04/15/37

1,026,000

992,991

4.75%, 06/14/19

828,000

966,555

5.00%, 06/15/12

1,422,000

1,978,805

5,227,285

SPAIN – 4.70%

Spain (Kingdom of)

3.00%, 04/30/15

1,944,000

2,572,872

4.70%, 07/30/41

450,000

509,706

4.80%, 01/31/24

1,980,000

2,540,975

5.00%, 07/30/12

1,386,000

1,977,969

5.50%, 07/30/17

360,000

517,651

5.75%, 07/30/32

468,000

630,918

8,750,091

SWEDEN – 1.85%

Sweden (Kingdom of)

3.50%, 03/30/39

4,950,000

749,129

6.75%, 05/05/14

15,210,000

2,686,986

3,436,115

SWITZERLAND – 1.60%

Swiss Confederation

2.75%, 06/10/12

720,000

796,807

3.00%, 05/12/19

1,854,000

2,188,216

2,985,023

Security

Shares
or Principal[a]

Value

UNITED KINGDOM – 4.53%

United Kingdom Treasury Bond

4.00%, 03/07/22

2,502,000

$
4,125,946

4.75%, 12/07/38

1,602,000

2,768,666

5.00%, 03/07/12

900,000

1,524,559

8,419,171

TOTAL FOREIGN GOVERNMENT BONDS & NOTES

(Cost: $175,103,524)

174,523,081

SHORT-TERM INVESTMENTS – 0.06%

MONEY MARKET FUNDS – 0.06%

BlackRock Cash Funds: Treasury,

SL Agency Shares

 0.07%[c,d]

117,468

117,468

117,468

TOTAL SHORT-TERM INVESTMENTS

(Cost: $117,468)

117,468

TOTAL INVESTMENTS IN SECURITIES – 93.85%

(Cost: $175,220,992)

174,640,549

Other Assets, Less Liabilities – 6.15%

11,438,776

NET ASSETS – 100.00%

$
186,079,325

[a]
Principal amounts shown are in local currency of the issuer.

[b]
This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

[c]
Affiliated issuer. See Note 2.

[d]
The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

34

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

February 28, 2011

iShares Barclays Short Treasury Bond Fund

iShares Barclays 1-3 Year Treasury Bond Fund

iShares Barclays 3-7 Year Treasury Bond Fund

ASSETS

Investments, at cost:

Unaffiliated issuers

$
4,118,027,160

$
7,854,137,676

$
1,254,671,692

Affiliated issuers (Note 2)

376,931,525

232,739,504

538,610,288

Total cost of investments

$
4,494,958,685

$
8,086,877,180

$
1,793,281,980

Investments in securities, at fair value (including securities on loana) (Note 1):

Unaffiliated issuers

$
4,118,672,051

$
7,908,751,170

$
1,260,993,766

Affiliated issuers (Note 2)

376,931,525

232,739,504

538,610,288

Total fair value of investments

4,495,603,576

8,141,490,674

1,799,604,054

Receivables:

Investment securities sold

140,593,101

64,919,964

30,940,867

Interest

11,782,574

31,234,132

6,944,158

Total Assets

4,647,979,251

8,237,644,770

1,837,489,079

LIABILITIES

Payables:

Investment securities purchased

503,527,444

61,155,430

38,800,242

Collateral for securities on loan (Note 5)

–

226,902,500

525,965,214

Capital shares redeemed

–

480,143

–

Investment advisory fees (Note 2)

472,071

922,337

148,243

Total Liabilities

503,999,515

289,460,410

564,913,699

NET ASSETS

$
4,143,979,736

$
7,948,184,360

$
1,272,575,380

Net assets consist of:

Paid-in capital

$
4,143,013,049

$
7,889,997,179

$
1,273,885,506

Undistributed net investment income

341,622

5,828,200

1,959,576

Accumulated net realized loss

(19,826
)

(2,254,513
)

(9,591,776
)

Net unrealized appreciation

644,891

54,613,494

6,322,074

NET ASSETS

$
4,143,979,736

$
7,948,184,360

$
1,272,575,380

Shares outstanding[b]

37,600,000

94,700,000

11,100,000

Net asset value per share

$
110.21

$
83.93

$
114.65

[a]	Securities on loan with values of $ –, $222,302,001 and $514,584,817, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

February 28, 2011

	iShares Barclays 7-10 Year Treasury Bond Fund	iShares Barclays 10-20 Year Treasury Bond Fund	iShares Barclays 20+ Year Treasury Bond Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$2,747,182,877	$197,395,812	$2,920,411,584
Affiliated issuers (Note 2)	835,757,579	57,993,822	1,129,600,939

Total cost of investments	$3,582,940,456	$255,389,634	$4,050,012,523

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$2,752,034,950	$188,969,423	$2,652,418,715
Affiliated issuers (Note 2)	835,757,579	57,993,822	1,129,600,939

Total fair value of investments	3,587,792,529	246,963,245	3,782,019,654
Receivables:
Investment securities sold	129,641,790	7,943,623	119,866,966
Interest	15,471,005	1,386,121	18,923,936
Capital shares sold	–	–	1,091,693

Total Assets	3,732,905,324	256,292,989	3,921,902,249

LIABILITIES
Payables:
Investment securities purchased	139,617,901	10,067,795	125,025,604
Collateral for securities on loan (Note 5)	817,612,554	55,307,992	1,094,383,617
Capital shares redeemed	1,024,438	–	21,156,540
Investment advisory fees (Note 2)	326,324	22,923	337,256

Total Liabilities	958,581,217	65,398,710	1,240,903,017

NET ASSETS	$2,774,324,107	$190,894,279	$2,680,999,232

Net assets consist of:
Paid-in capital	$2,816,124,568	$201,499,178	$3,028,960,647
Undistributed net investment income	6,865,959	567,413	8,652,272
Accumulated net realized loss	(53,518,493)	(2,745,923)	(88,620,818)
Net unrealized appreciation (depreciation)	4,852,073	(8,426,389)	(267,992,869)

NET ASSETS	$2,774,324,107	$190,894,279	$2,680,999,232

Shares outstanding[b]	29,700,000	1,700,000	29,000,000

Net asset value per share	$93.41	$112.29	$92.45

[a]	Securities on loan with values of $792,395,928, $53,849,516 and $1,071,800,525, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

February 28, 2011

	iShares JPMorgan USD Emerging Markets Bond Fund	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	iShares S&P/Citigroup International Treasury Bond Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$2,169,215,459	$120,969,007	$175,103,524
Affiliated issuers (Note 2)	12,086,285	33,915	117,468

Total cost of investments	$2,181,301,744	$121,002,922	$175,220,992

Investments in securities, at fair value (Note 1):
Unaffiliated issuers	$2,191,065,155	$121,410,637	$174,523,081
Affiliated issuers (Note 2)	12,086,285	33,915	117,468

Total fair value of investments	2,203,151,440	121,444,552	174,640,549
Foreign currencies, at value[a]	–	859,854	9,629,251
Cash	1,759,615	–	–
Receivables:
Investment securities sold	22,784,961	3,058,100	2,381,417
Interest	38,259,331	1,896,602	3,048,588

Total Assets	2,265,955,347	127,259,108	189,699,805

LIABILITIES
Payables:
Investment securities purchased	23,724,660	–	3,572,250
Capital shares redeemed	348,853	–	–
Investment advisory fees (Note 2)	1,023,249	33,766	48,230

Total Liabilities	25,096,762	33,766	3,620,480

NET ASSETS	$2,240,858,585	$127,225,342	$186,079,325

Net assets consist of:
Paid-in capital	$2,222,351,888	$124,590,871	$184,977,674
Undistributed net investment income	9,061,972	2,267,224	1,946,726
Accumulated net realized loss	(12,404,971)	(135,721)	(446,959)
Net unrealized appreciation (depreciation)	21,849,696	502,968	(398,116)

NET ASSETS	$2,240,858,585	$127,225,342	$186,079,325

Shares outstanding[b]	21,300,000	1,200,000	1,800,000

Net asset value per share	$105.20	$106.02	$103.38

[a]	Cost of foreign currencies: $ —, $854,963 and $9,546,956, respectively.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Operations

iSHARES® TRUST

Year ended February 28, 2011

	iShares Barclays Short Treasury Bond Fund	iShares Barclays 1-3 Year Treasury Bond Fund	iShares Barclays 3-7 Year Treasury Bond Fund
NET INVESTMENT INCOME
Interest from unaffiliated issuers	$9,135,743	$96,115,510	$27,981,875
Interest from affiliated issuers (Note 2)	69,491	33,651	5,980
Securities lending income from affiliated issuers (Note 2)	175	77,758	380,404

Total investment income	9,205,409	96,226,919	28,368,259

EXPENSES
Investment advisory fees (Note 2)	5,805,220	12,503,585	1,900,699

Total expenses	5,805,220	12,503,585	1,900,699

Net investment income	3,400,189	83,723,334	26,467,560

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(15,798)	363,979	(9,503,225)
In-kind redemptions	693,308	44,749,948	36,215,076

Net realized gain	677,510	45,113,927	26,711,851

Net change in unrealized appreciation/depreciation	382,705	(14,377,356)	(7,611,012)

Net realized and unrealized gain	1,060,215	30,736,571	19,100,839

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,460,404	$114,459,905	$45,568,399

See notes to financial statements.

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended February 28, 2011

	iShares Barclays 7-10 Year Treasury Bond Fund	iShares Barclays 10-20 Year Treasury Bond Fund	iShares Barclays 20+ Year Treasury Bond Fund
NET INVESTMENT INCOME
Interest from unaffiliated issuers	$101,634,420	$10,919,041	$117,909,079
Interest from affiliated issuers (Note 2)	11,273	1,197	9,073
Securities lending income from affiliated issuers (Note 2)	735,817	35,517	509,033

Total investment income	102,381,510	10,955,755	118,427,185

EXPENSES
Investment advisory fees (Note 2)	4,778,517	445,070	4,356,288

Total expenses	4,778,517	445,070	4,356,288

Net investment income	97,602,993	10,510,685	114,070,897

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(18,638,665)	(2,227,173)	(87,850,322)
In-kind redemptions	152,090,846	9,246,315	265,509,691

Net realized gain	133,452,181	7,019,142	177,659,369

Net change in unrealized appreciation/depreciation	(38,680,165)	(7,200,392)	(114,750,981)

Net realized and unrealized gain (loss)	94,772,016	(181,250)	62,908,388

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$192,375,009	$10,329,435	$176,979,285

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Operations (Continued)

iSHARES® TRUST

Year ended February 28, 2011

	iShares JPMorgan USD Emerging Markets Bond Fund	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	iShares S&P/Citigroup International Treasury Bond Fund
NET INVESTMENT INCOME
Interest from unaffiliated issuers	$108,724,820	$1,810,627	$3,919,876
Interest from affiliated issuers (Note 2)	23,975	140	985

Total investment income	108,748,795	1,810,767	3,920,861

EXPENSES
Investment advisory fees (Note 2)	11,239,680	402,489	509,158

Total expenses	11,239,680	402,489	509,158

Net investment income	97,509,115	1,408,278	3,411,703

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(5,513,498)	1,751,676	1,038,666
In-kind redemptions	36,253,710	(1,216,233)	–
Foreign currency transactions	–	(162,254)	34,133

Net realized gain	30,740,212	373,189	1,072,799

Net change in unrealized appreciation/depreciation on:
Investments	(8,516,195)	3,223,992	1,938,212
Translation of assets and liabilities in foreign currencies	–	181,630	267,279

Net change in unrealized appreciation/depreciation	(8,516,195)	3,405,622	2,205,491

Net realized and unrealized gain	22,224,017	3,778,811	3,278,290

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$119,733,132	$5,187,089	$6,689,993

See notes to financial statements.

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Barclays Short Treasury Bond Fund		iShares Barclays 1-3 Year Treasury Bond Fund
	Year ended February 28, 2011	Year ended February 28, 2010	Year ended February 28, 2011	Year ended February 28, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,400,189	$4,567,375	$83,723,334	$109,327,946
Net realized gain	677,510	1,412,875	45,113,927	111,708,354
Net change in unrealized appreciation/depreciation	382,705	(823,492)	(14,377,356)	(80,064,356)

Net increase in net assets resulting from operations	4,460,404	5,156,758	114,459,905	140,971,944

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,260,208)	(5,614,335)	(84,447,671)	(118,227,063)
From net realized gain	–	(75,151)	–	(54,219,500)

Total distributions to shareholders	(3,260,208)	(5,689,486)	(84,447,671)	(172,446,563)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,658,499,115	1,201,448,995	3,749,153,397	4,950,171,390
Cost of shares redeemed	(1,443,859,577)	(815,582,312)	(4,179,465,677)	(3,893,972,957)

Net increase (decrease) in net assets from capital share transactions	2,214,639,538	385,866,683	(430,312,280)	1,056,198,433

INCREASE (DECREASE) IN NET ASSETS	2,215,839,734	385,333,955	(400,300,046)	1,024,723,814

NET ASSETS
Beginning of year	1,928,140,002	1,542,806,047	8,348,484,406	7,323,760,592

End of year	$4,143,979,736	$1,928,140,002	$7,948,184,360	$8,348,484,406

Undistributed net investment income included in net assets at end of year	$341,622	$197,415	$5,828,200	$6,558,167

SHARES ISSUED AND REDEEMED
Shares sold	33,200,000	10,900,000	44,700,000	59,100,000
Shares redeemed	(13,100,000)	(7,400,000)	(49,800,000)	(46,500,000)

Net increase (decrease) in shares outstanding	20,100,000	3,500,000	(5,100,000)	12,600,000

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Barclays 3-7 Year Treasury Bond Fund		iShares Barclays 7-10 Year Treasury Bond Fund
	Year ended February 28, 2011	Year ended February 28, 2010	Year ended February 28, 2011	Year ended February 28, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$26,467,560	$20,138,402	$97,602,993	$88,452,768
Net realized gain	26,711,851	10,943,379	133,452,181	37,160,502
Net change in unrealized appreciation/depreciation	(7,611,012)	(14,013,517)	(38,680,165)	(102,196,031)

Net increase in net assets resulting from operations	45,568,399	17,068,264	192,375,009	23,417,239

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(26,169,320)	(20,273,160)	(98,684,886)	(88,324,692)
From net realized gain	–	(6,315,239)	–	(14,506,096)

Total distributions to shareholders	(26,169,320)	(26,588,399)	(98,684,886)	(102,830,788)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,169,551,422	396,313,949	2,453,350,981	1,996,734,347
Cost of shares redeemed	(826,467,616)	(324,101,844)	(2,490,019,648)	(1,812,164,665)

Net increase (decrease) in net assets from capital share transactions	343,083,806	72,212,105	(36,668,667)	184,569,682

INCREASE IN NET ASSETS	362,482,885	62,691,970	57,021,456	105,156,133

NET ASSETS
Beginning of year	910,092,495	847,400,525	2,717,302,651	2,612,146,518

End of year	$1,272,575,380	$910,092,495	$2,774,324,107	$2,717,302,651

Undistributed net investment income included in net assets at end of year	$1,959,576	$1,662,616	$6,865,959	$8,012,817

SHARES ISSUED AND REDEEMED
Shares sold	10,100,000	3,500,000	25,800,000	21,700,000
Shares redeemed	(7,100,000)	(2,900,000)	(26,000,000)	(19,700,000)

Net increase (decrease) in shares outstanding	3,000,000	600,000	(200,000)	2,000,000

See notes to financial statements.

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Barclays 10-20 Year Treasury Bond Fund		iShares Barclays 20+ Year Treasury Bond Fund
	Year ended February 28, 2011	Year ended February 28, 2010	Year ended February 28, 2011	Year ended February 28, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,510,685	$8,434,513	$114,070,897	$83,656,176
Net realized gain (loss)	7,019,142	3,107,656	177,659,369	(137,722,459)
Net change in unrealized appreciation/depreciation	(7,200,392)	(6,354,974)	(114,750,981)	(33,542,727)

Net increase (decrease) in net assets resulting from operations	10,329,435	5,187,195	176,979,285	(87,609,010)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,656,511)	(8,195,105)	(113,290,377)	(80,807,679)

Total distributions to shareholders	(10,656,511)	(8,195,105)	(113,290,377)	(80,807,679)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	225,638,722	251,663,826	9,330,930,541	5,528,482,482
Cost of shares redeemed	(297,267,329)	(153,331,830)	(9,097,497,642)	(4,560,338,014)

Net increase (decrease) in net assets from capital share transactions	(71,628,607)	98,331,996	233,432,899	968,144,468

INCREASE (DECREASE) IN NET ASSETS	(71,955,683)	95,324,086	297,121,807	799,727,779

NET ASSETS
Beginning of year	262,849,962	167,525,876	2,383,877,425	1,584,149,646

End of year	$190,894,279	$262,849,962	$2,680,999,232	$2,383,877,425

Undistributed net investment income included in net assets at end of year	$567,413	$713,654	$8,652,272	$7,875,871

SHARES ISSUED AND REDEEMED
Shares sold	1,900,000	2,300,000	95,900,000	58,400,000
Shares redeemed	(2,600,000)	(1,400,000)	(92,800,000)	(48,100,000)

Net increase (decrease) in shares outstanding	(700,000)	900,000	3,100,000	10,300,000

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares JPMorgan USD Emerging Markets Bond Fund		iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund
	Year ended February 28, 2011	Year ended February 28, 2010	Year ended February 28, 2011	Year ended February 28, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$97,509,115	$34,690,376	$1,408,278	$598,311
Net realized gain	30,740,212	5,787,074	373,189	419,338
Net change in unrealized appreciation/depreciation	(8,516,195)	49,289,189	3,405,622	(2,680,638)

Net increase (decrease) in net assets resulting from operations	119,733,132	89,766,639	5,187,089	(1,662,989)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(94,018,051)	(30,063,045)	(1,170,902)	(625,005)

Total distributions to shareholders	(94,018,051)	(30,063,045)	(1,170,902)	(625,005)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,435,780,887	1,075,561,572	10,127,149	115,658,600
Cost of shares redeemed	(387,975,978)	(107,612,017)	(9,526,289)	–

Net increase in net assets from capital share transactions	1,047,804,909	967,949,555	600,860	115,658,600

INCREASE IN NET ASSETS	1,073,519,990	1,027,653,149	4,617,047	113,370,606

NET ASSETS
Beginning of year	1,167,338,595	139,685,446	122,608,295	9,237,689

End of year	$2,240,858,585	$1,167,338,595	$127,225,342	$122,608,295

Undistributed net investment income included in net assets at end of year	$9,061,972	$5,563,102	$2,267,224	$499,828

SHARES ISSUED AND REDEEMED
Shares sold	13,500,000	10,900,000	100,000	1,100,000
Shares redeemed	(3,700,000)	(1,100,000)	(100,000)	–

Net increase in shares outstanding	9,800,000	9,800,000	–	1,100,000

See notes to financial statements.

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares S&P/Citigroup International Treasury Bond Fund
	Year ended February 28, 2011	Year ended February 28, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,411,703	$1,340,050
Net realized gain (loss)	1,072,799	(218,079)
Net change in unrealized appreciation/depreciation	2,205,491	(2,376,949)

Net increase (decrease) in net assets resulting from operations	6,689,993	(1,254,978)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,341,373)	(1,355,390)

Total distributions to shareholders	(3,341,373)	(1,355,390)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	60,629,475	125,614,292
Cost of shares redeemed	–	(10,036,296)

Net increase in net assets from capital share transactions	60,629,475	115,577,996

INCREASE IN NET ASSETS	63,978,095	112,967,628

NET ASSETS
Beginning of year	122,101,230	9,133,602

End of year	$186,079,325	$122,101,230

Undistributed net investment income included in net assets at end of year	$1,946,726	$644,780

SHARES ISSUED AND REDEEMED
Shares sold	600,000	1,200,000
Shares redeemed	–	(100,000)

Net increase in shares outstanding	600,000	1,100,000

See notes to financial statements.

FINANCIAL STATEMENTS	45

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Barclays Short Treasury Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Year ended Feb. 29, 2008	Period from Jan. 5, 2007[a] to Feb. 28, 2007
Net asset value, beginning of period	$110.18	$110.20	$110.25	$109.03	$108.57

Income from investment operations:
Net investment income[b]	0.10	0.28	1.82	4.67	0.74
Net realized and unrealized gain[c]	0.02	0.05	0.16	0.96	0.03

Total from investment operations	0.12	0.33	1.98	5.63	0.77

Less distributions from:
Net investment income	(0.09)	(0.35)	(2.02)	(4.39)	(0.31)
Net realized gain	–	(0.00)[d]	(0.01)	(0.02)	–

Total distributions	(0.09)	(0.35)	(2.03)	(4.41)	(0.31)

Net asset value, end of period	$110.21	$110.18	$110.20	$110.25	$109.03

Total return	0.16%	0.27%	1.81%	5.29%	0.72%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,143,980	$1,928,140	$1,542,806	$749,727	$65,417
Ratio of expenses to average net assets[f]	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[f]	0.09%	0.25%	1.65%	4.26%	4.60%
Portfolio turnover rate[g]	172%	185%	219%	176%	30%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Barclays 1-3 Year Treasury Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Year ended Feb. 29, 2008	Year ended Feb. 28, 2007
Net asset value, beginning of year	$83.65	$83.99	$84.13	$80.38	$80.08

Income from investment operations:
Net investment income[a]	0.84	1.24	2.54	3.60	3.42
Net realized and unrealized gain[b]	0.29	0.36	0.12	3.58	0.24

Total from investment operations	1.13	1.60	2.66	7.18	3.66

Less distributions from:
Net investment income	(0.85)	(1.34)	(2.80)	(3.43)	(3.36)
Net realized gain	–	(0.60)	–	–	–

Total distributions	(0.85)	(1.94)	(2.80)	(3.43)	(3.36)

Net asset value, end of year	$83.93	$83.65	$83.99	$84.13	$80.38

Total return	1.35%	1.94%	3.22%	9.20%	4.69%

Ratios/Supplemental data:
Net assets, end of year (000s)	$7,948,184	$8,348,484	$7,323,761	$9,901,733	$5,538,391
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	1.00%	1.48%	3.05%	4.43%	4.28%
Portfolio turnover rate[c]	85%	62%	37%	76%	64%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Barclays 3-7 Year Treasury Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Year ended Feb. 29, 2008	Period from Jan. 5, 2007[a] to Feb. 28, 2007
Net asset value, beginning of period	$112.36	$112.99	$109.90	$101.03	$100.11

Income from investment operations:
Net investment income[b]	2.41	2.60	3.29	4.21	0.62
Net realized and unrealized gain[c]	2.29	0.19	3.02	8.95	0.55

Total from investment operations	4.70	2.79	6.31	13.16	1.17

Less distributions from:
Net investment income	(2.41)	(2.61)	(3.22)	(4.29)	(0.25)
Net realized gain	–	(0.81)	–	–	–

Total distributions	(2.41)	(3.42)	(3.22)	(4.29)	(0.25)

Net asset value, end of period	$114.65	$112.36	$112.99	$109.90	$101.03

Total return	4.23%	2.52%	5.84%	13.46%	1.17%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,272,575	$910,092	$847,401	$450,588	$20,206
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	2.09%	2.33%	2.98%	4.04%	4.19%
Portfolio turnover rate[f]	89%	89%	55%	41%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Barclays 7-10 Year Treasury Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Year ended Feb. 29, 2008	Year ended Feb. 28, 2007
Net asset value, beginning of year	$90.88	$93.63	$90.66	$83.49	$82.91

Income from investment operations:
Net investment income[a]	2.90	3.09	3.57	3.82	3.69
Net realized and unrealized gain (loss)[b]	2.60	(2.30)	3.04	7.06	0.43

Total from investment operations	5.50	0.79	6.61	10.88	4.12

Less distributions from:
Net investment income	(2.97)	(3.03)	(3.64)	(3.71)	(3.54)
Net realized gain	–	(0.51)	–	–	–

Total distributions	(2.97)	(3.54)	(3.64)	(3.71)	(3.54)

Net asset value, end of year	$93.41	$90.88	$93.63	$90.66	$83.49

Total return	6.12%	0.87%	7.46%	13.51%	5.14%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,774,324	$2,717,303	$2,612,147	$2,728,892	$1,911,850
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	3.06%	3.37%	3.93%	4.53%	4.50%
Portfolio turnover rate[c]	108%	157%	38%	40%	45%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Barclays 10-20 Year Treasury Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Year ended Feb. 29, 2008	Period from Jan. 5, 2007[a] to Feb. 28, 2007

Net asset value, beginning of period	$109.52	$111.68	$108.18	$101.92	$100.77

Income from investment operations:
Net investment income[b]	4.08	4.21	4.56	4.68	0.63
Net realized and unrealized gain (loss)[c]	2.74	(2.25)	3.33	6.29	0.78

Total from investment operations	6.82	1.96	7.89	10.97	1.41

Less distributions from:
Net investment income	(4.05)	(4.12)	(4.39)	(4.71)	(0.26)

Total distributions	(4.05)	(4.12)	(4.39)	(4.71)	(0.26)

Net asset value, end of period	$112.29	$109.52	$111.68	$108.18	$101.92

Total return	6.27%	1.76%	7.48%	11.19%	1.41%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$190,894	$262,850	$167,526	$119,003	$30,576
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	3.54%	3.83%	4.17%	4.53%	4.29%
Portfolio turnover rate[f]	56%	55%	22%	22%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Barclays 20+ Year Treasury Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Year ended Feb. 29, 2008	Year ended Feb. 28, 2007

Net asset value, beginning of year	$92.04	$101.55	$94.33	$90.22	$91.41

Income from investment operations:
Net investment income[a]	3.80	3.69	4.08	4.17	4.10
Net realized and unrealized gain (loss)[b]	0.53	(9.52)	7.27	4.10	(1.26)

Total from investment operations	4.33	(5.83)	11.35	8.27	2.84

Less distributions from:
Net investment income	(3.92)	(3.68)	(4.13)	(4.16)	(4.03)

Total distributions	(3.92)	(3.68)	(4.13)	(4.16)	(4.03)

Net asset value, end of year	$92.45	$92.04	$101.55	$94.33	$90.22

Total return	4.64%	(5.85)%	12.30%	9.54%	3.37%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,680,999	$2,383,877	$1,584,150	$1,707,364	$1,389,320
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	3.93%	3.90%	4.18%	4.69%	4.70%
Portfolio turnover rate[c]	48%	65%	41%	26%	25%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares JPMorgan USD Emerging Markets Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Period from Dec. 17, 2007[a] to Feb. 29, 2008

Net asset value, beginning of period	$101.51	$82.17	$100.80	$100.32

Income from investment operations:
Net investment income[b]	5.55	5.89	5.83	1.09
Net realized and unrealized gain (loss)[c]	3.63	19.17	(19.17)	0.03

Total from investment operations	9.18	25.06	(13.34)	1.12

Less distributions from:
Net investment income	(5.49)	(5.72)	(5.29)	(0.64)

Total distributions	(5.49)	(5.72)	(5.29)	(0.64)

Net asset value, end of period	$105.20	$101.51	$82.17	$100.80

Total return	9.21%	31.34%	(13.68)%	1.10%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,240,859	$1,167,339	$139,685	$40,319
Ratio of expenses to average net assets[e]	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets[e]	5.21%	5.97%	6.61%	5.36%
Portfolio turnover rate[f]	24%	43%	31%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Period from Jan. 21, 2009[a] to Feb. 28, 2009

Net asset value, beginning of period	$102.17	$92.38	$95.47

Income from investment operations:
Net investment income[b]	1.24	0.99	0.11
Net realized and unrealized gain (loss)[c]	3.65	10.09	(3.20)

Total from investment operations	4.89	11.08	(3.09)

Less distributions from:
Net investment income	(1.04)	(1.29)	–

Total distributions	(1.04)	(1.29)	–

Net asset value, end of period	$106.02	$102.17	$92.38

Total return	4.82%	11.84%	(3.12)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$127,225	$122,608	$9,238
Ratio of expenses to average net assets[e]	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[e]	1.22%	0.94%	1.09%
Portfolio turnover rate[f]	136%	115%	23%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P/Citigroup International Treasury Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Period from Jan. 21, 2009[a] to Feb. 28, 2009
Net asset value, beginning of period	$101.75	$91.34	$94.29

Income from investment operations:
Net investment income[b]	2.37	2.18	0.21
Net realized and unrealized gain (loss)[c]	1.59	10.42	(3.16)

Total from investment operations	3.96	12.60	(2.95)

Less distributions from:
Net investment income	(2.33)	(2.19)	–

Total distributions	(2.33)	(2.19)	–

Net asset value, end of period	$103.38	$101.75	$91.34

Total return	3.98%	13.85%	(3.17)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$186,079	$122,101	$9,134
Ratio of expenses to average net assets[e]	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[e]	2.35%	2.10%	2.13%
Portfolio turnover rate[f]	72%	108%	17%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares Barclays Short Treasury Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares JPMorgan USD Emerging Markets Bond Fund, iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund and iShares S&P/Citigroup International Treasury Bond Fund (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act, except for the iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund and iShares Barclays 20+ Year Treasury Bond Fund, which are classified as diversified funds. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Certain Funds invest in the securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of February 28, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Bond Fund	Level 1	Level 2	Level 3	Total

Barclays Short Treasury
U.S. Government Obligations	$–	$4,118,672,051	$–	$4,118,672,051
Short-Term Investments	376,931,525	–	–	376,931,525

	$376,931,525	$4,118,672,051	$–	$4,495,603,576

Barclays 1-3 Year Treasury
U.S. Government Obligations	$–	$7,908,751,170	$–	$7,908,751,170
Short-Term Investments	232,739,504	–	–	232,739,504

	$232,739,504	$7,908,751,170	$–	$8,141,490,674

Barclays 3-7 Year Treasury
U.S. Government Obligations	$–	$1,260,993,766	$–	$1,260,993,766
Short-Term Investments	538,610,288	–	–	538,610,288

	$538,610,288	$1,260,993,766	$–	$1,799,604,054

Barclays 7-10 Year Treasury
U.S. Government Obligations	$–	$2,752,034,950	$–	$2,752,034,950
Short-Term Investments	835,757,579	–	–	835,757,579

	$835,757,579	$2,752,034,950	$–	$3,587,792,529

Barclays 10-20 Year Treasury
U.S. Government Obligations	$–	$188,969,423	$–	$188,969,423
Short-Term Investments	57,993,822	–	–	57,993,822

	$57,993,822	$188,969,423	$–	$246,963,245

Barclays 20+ Year Treasury
U.S. Government Obligations	$–	$2,652,418,715	$–	$2,652,418,715
Short-Term Investments	1,129,600,939	–	–	1,129,600,939

	$1,129,600,939	$2,652,418,715	$–	$3,782,019,654

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES® TRUST

	Investments in Securities
iShares Bond Fund	Level 1	Level 2	Level 3	Total

JPMorgan USD Emerging Markets
Quasi-Sovereign Bonds & Notes	$–	$372,827,988	$–	$372,827,988
Sovereign Bonds & Notes	–	1,796,305,268	–	1,796,305,268
U.S. Government Obligations	–	21,931,899	–	21,931,899
Short-Term Investments	12,086,285	–	–	12,086,285

	$12,086,285	$2,191,065,155	$–	$2,203,151,440

S&P/Citigroup 1-3 Year International Treasury
Foreign Government Bonds & Notes	$–	$121,410,637	$–	$121,410,637
Short-Term Investments	33,915	–	–	33,915

	$33,915	$121,410,637	$–	$121,444,552

S&P/Citigroup International Treasury
Foreign Government Bonds & Notes	$–	$174,523,081	$–	$174,523,081
Short-Term Investments	117,468	–	–	117,468

	$117,468	$174,523,081	$–	$174,640,549

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund and iShares S&P/Citigroup International Treasury Bond Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, capital gains on investments or currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are disclosed in their Statements of Operations. Foreign taxes payable as of February 28, 2011, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income, if any, generally are declared and paid monthly by each of the Funds. Distributions of net realized capital gains, if any, generally are declared and paid once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of February 28, 2011, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares Bond Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)
Barclays Short Treasury	$339,351	$644,160	$(16,824)	$966,687
Barclays 1-3 Year Treasury	5,827,671	54,464,774	(2,105,264)	58,187,181
Barclays 3-7 Year Treasury	1,961,978	5,468,149	(8,740,253)	(1,310,126)
Barclays 7-10 Year Treasury	6,867,953	(5,369,072)	(43,299,342)	(41,800,461)
Barclays 10-20 Year Treasury	567,006	(8,934,395)	(2,237,510)	(10,604,899)
Barclays 20+ Year Treasury	8,654,917	(335,031,916)	(21,584,416)	(347,961,415)
JPMorgan USD Emerging Markets	9,675,988	14,745,878	(5,915,169)	18,506,697
S&P/Citigroup 1-3 Year International Treasury	2,262,387	505,131	(133,047)	2,634,471
S&P/Citigroup International Treasury	1,945,205	(721,657)	(121,897)	1,101,651

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 were as follows:

iShares Bond Fund	2011	2010

Barclays Short Treasury
Distributions paid from:
Ordinary income	$3,260,208	$5,689,486

Total distributions	$3,260,208	$5,689,486

Barclays 1-3 Year Treasury
Distributions paid from:
Long-term capital gain	$–	$45,236,287
Ordinary income	84,447,671	127,210,276

Total distributions	$84,447,671	$172,446,563

Barclays 3-7 Year Treasury
Distributions paid from:
Long-term capital gain	$–	$1,401,788
Ordinary income	26,169,320	25,186,611

Total distributions	$26,169,320	$26,588,399

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Bond Fund	2011	2010

Barclays 7-10 Year Treasury
Distributions paid from:
Long-term capital gain	$–	$14,506,096
Ordinary income	98,684,886	88,324,692

Total distributions	$98,684,886	$102,830,788

Barclays 10-20 Year Treasury
Distributions paid from:
Ordinary income	$10,656,511	$8,195,105

Total distributions	$10,656,511	$8,195,105

Barclays 20+ Year Treasury
Distributions paid from:
Ordinary income	$113,290,377	$80,807,679

Total distributions	$113,290,377	$80,807,679

JPMorgan USD Emerging Markets
Distributions paid from:
Ordinary income	$94,018,051	$30,063,045

Total distributions	$94,018,051	$30,063,045

S&P/Citigroup 1-3 Year International Treasury
Distributions paid from:
Ordinary income	$1,170,902	$625,005

Total distributions	$1,170,902	$625,005

S&P/Citigroup International Treasury
Distributions paid from:
Ordinary income	$3,341,373	$1,355,390

Total distributions	$3,341,373	$1,355,390

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended February 28, 2011.

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

From November 1, 2010 to February 28, 2011, certain Funds incurred net realized capital losses. As permitted by tax regulations, the Funds have elected to defer those losses and treat them as arising in the year ending February 29, 2012, as follows:

iShares Bond Fund	Deferred Net Realized Capital Losses
Barclays Short Treasury	$1,800
Barclays 1-3 Year Treasury	1,605,075
Barclays 3-7 Year Treasury	8,663,436
Barclays 7-10 Year Treasury	39,332,148

iShares Bond Fund	Deferred Net Realized Capital Losses
Barclays 10-20 Year Treasury	$2,012,781
JPMorgan USD Emerging Markets	2,479,768
S&P/Citigroup 1-3 Year International Treasury	14,137

The Funds had tax basis net capital loss carryforwards as of February 28, 2011, the tax year-end of the Funds, as follows:

iShares Bond Fund	Expiring 2012	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Barclays Short Treasury	$–	$–	$–	$–	$–	$–	$15,024	$15,024
Barclays 1-3 Year Treasury	–	–	–	–	–	–	500,189	500,189
Barclays 3-7 Year Treasury	–	–	–	–	–	–	76,817	76,817
Barclays 7-10 Year Treasury	–	–	–	–	–	–	3,967,194	3,967,194
Barclays 10-20 Year Treasury	–	–	–	–	–	169,147	55,582	224,729
Barclays 20+ Year Treasury	2,004,162	1,105,659	4,724,131	3,444,435	1,159,235	9,146,794	–	21,584,416
JPMorgan USD Emerging Markets	–	–	–	–	91,088	2,345,229	591,228	3,027,545
S&P/Citigroup 1-3 Year International Treasury	–	–	–	–	–	1,262	117,648	118,910
S&P/Citigroup International Treasury	–	–	–	–	–	66,505	55,392	121,897
Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after February 28, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Each Fund reclassifies, at the end of its tax year, certain amounts between paid-in capital, accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss) as a result of permanent book and tax differences primarily attributed to amortization methods on fixed income securities and realized gains (losses) from foreign currency transactions and in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of February 28, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Bond Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Barclays Short Treasury	$4,494,959,416	$720,068	$(75,908)	$644,160
Barclays 1-3 Year Treasury	8,087,025,900	56,212,081	(1,747,307)	54,464,774
Barclays 3-7 Year Treasury	1,794,135,905	9,371,780	(3,903,631)	5,468,149
Barclays 7-10 Year Treasury	3,593,161,601	18,556,371	(23,925,443)	(5,369,072)
Barclays 10-20 Year Treasury	255,897,640	373,712	(9,308,107)	(8,934,395)
Barclays 20+ Year Treasury	4,117,051,570	102,783	(335,134,699)	(335,031,916)
JPMorgan USD Emerging Markets	2,188,405,562	41,009,582	(26,263,704)	14,745,878
S&P/Citigroup 1-3 Year International Treasury	121,000,759	1,915,374	(1,471,581)	443,793
S&P/Citigroup International Treasury	175,544,533	4,180,191	(5,084,175)	(903,984)

Management has reviewed the tax positions as of February 28, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Bond Fund	Investment Advisory Fee
Barclays Short Treasury	0.15%
Barclays 1-3 Year Treasury	0.15
Barclays 3-7 Year Treasury	0.15
Barclays 7-10 Year Treasury	0.15
Barclays 10-20 Year Treasury	0.15

iShares Bond Fund	Investment Advisory Fee
Barclays 20+ Year Treasury	0.15%
JPMorgan USD Emerging Markets	0.60
S&P/Citigroup 1-3 Year International Treasury	0.35
S&P/Citigroup International Treasury	0.35

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

received for the loan of securities and any fees paid by borrowers. For the year ended February 28, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Bond Fund	Securities Lending Agent Fees
Barclays Short Treasury	$68
Barclays 1-3 Year Treasury	41,032
Barclays 3-7 Year Treasury	175,423
Barclays 7-10 Year Treasury	353,373
Barclays 10-20 Year Treasury	16,149
Barclays 20+ Year Treasury	231,417

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in interest from affiliated issuers in the Statements of Operations.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended February 28, 2011 were as follows:

	U.S. Government Obligations		Other Securities
iShares Bond Fund	Purchases	Sales	Purchases	Sales
Barclays Short Treasury	$6,268,939,951	$6,196,481,846	$–	$–
Barclays 1-3 Year Treasury	8,513,540,284	7,105,954,764	–	–
Barclays 3-7 Year Treasury	1,323,837,345	1,120,168,754	–	–
Barclays 7-10 Year Treasury	3,370,087,997	3,378,061,355	–	–
Barclays 10-20 Year Treasury	180,291,889	165,074,646	–	–
Barclays 20+ Year Treasury	1,347,695,059	1,350,842,401	–	–
JPMorgan USD Emerging Markets	28,577,155	15,514,751	474,114,780	421,430,147
S&P/Citigroup 1-3 Year International Treasury	–	–	156,522,185	151,312,251
S&P/Citigroup International Treasury	–	–	105,052,127	101,133,035

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended February 28, 2011 were as follows:

iShares Bond Fund	In-kind Purchases	In-kind Sales
Barclays Short Treasury	$3,578,227,084	$1,364,214,103
Barclays 1-3 Year Treasury	2,343,323,220	4,086,639,799
Barclays 3-7 Year Treasury	948,312,754	803,632,047
Barclays 7-10 Year Treasury	2,422,817,987	2,454,053,873
Barclays 10-20 Year Treasury	210,286,899	292,933,741
Barclays 20+ Year Treasury	9,191,205,703	8,953,133,933
JPMorgan USD Emerging Markets	1,344,038,570	370,200,362
S&P/Citigroup 1-3 Year International Treasury	7,439,942	9,107,203
S&P/Citigroup International Treasury	53,835,464	–

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that Fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units in the iShares Barclays Short Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares JPMorgan USD Emerging Markets Bond Fund, iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund and iShares S&P/Citigroup International Treasury Bond Fund pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of February 28, 2011, certain Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of February 28, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	65

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Barclays Short Treasury Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares JPMorgan USD Emerging Markets Bond Fund, iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund and iShares S&P/ Citigroup International Treasury Bond Fund, each a Fund of the iShares Bond Funds Series (the “Funds”), at February 28, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

April 21, 2011

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 871(k)(1)(C) of the Internal Revenue Code, certain Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended February 28, 2011:

iShares Bond Fund	Interest- Related Dividends

Barclays Short Treasury	$3,402,144

Barclays 1-3 Year Treasury	83,656,829

Barclays 3-7 Year Treasury	13,911,939

Barclays 7-10 Year Treasury	79,717,288

Barclays 10-20 Year Treasury	7,974,948

Barclays 20+ Year Treasury	86,019,467

JPMorgan USD Emerging Markets	3,463,796

TAX INFORMATION	67

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Bond Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Barclays Short Treasury	$0.09482	$–	$0.00004	$0.09486	100%	–%	0%[a]		100%
Barclays 1-3 Year Treasury	0.84774	–	–	0.84774	100	–	–		100
Barclays 3-7 Year Treasury	2.40349	–	0.00378	2.40727	100	–	0	[a]	100
Barclays 7-10 Year Treasury	2.97146	–	–	2.97146	100	–	–		100
Barclays 10-20 Year Treasury	4.05448	–	–	4.05448	100	–	–		100
Barclays 20+ Year Treasury	3.88825	–	0.02692	3.91517	99	–	1		100
JPMorgan USD Emerging Markets	5.47519	–	0.01427	5.48946	100	–	0	[a]	100
S&P/Citigroup International Treasury	2.32650	–	–	2.32650	100	–	–		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Barclays Short Treasury Bond Fund

Period Covered: April 1, 2007 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.11%
Between 0.5% and –0.5%	944	99.78
Less than –0.5%	1	0.11

	946	100.00%

iShares Barclays 1-3 Year Treasury Bond Fund Period Covered: January 1, 2006 through December 31, 2010
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.08%
Greater than 0.5% and Less than 1.0%	2	0.16
Between 0.5% and –0.5%	1,255	99.76

	1,258	100.00%

iShares Barclays 3-7 Year Treasury Bond Fund Period Covered: April 1, 2007 through December 31, 2010
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.11%
Greater than 0.5% and Less than 1.0%	1	0.11
Between 0.5% and –0.5%	940	99.36
Less than –0.5% and Greater than –1.0%	2	0.21
Less than –1.0% and Greater than –1.5%	2	0.21

	946	100.00%

SUPPLEMENTAL INFORMATION	69

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Barclays 7-10 Year Treasury Bond Fund Period Covered: January 1, 2006 through December 31, 2010
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	2	0.16%
Greater than 0.5% and Less than 1.0%	1	0.08
Between 0.5% and –0.5%	1,251	99.44
Less than –0.5% and Greater than –1.0%	2	0.16
Less than –1.0% and Greater than –1.5%	2	0.16

	1,258	100.00%

iShares Barclays 10-20 Year Treasury Bond Fund Period Covered: April 1, 2007 through December 31, 2010
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.11%
Greater than 1.5% and Less than 2.0%	1	0.11
Greater than 1.0% and Less than 1.5%	1	0.11
Greater than 0.5% and Less than 1.0%	12	1.27
Between 0.5% and –0.5%	924	97.66
Less than –0.5% and Greater than –1.0%	4	0.42
Less than –1.0% and Greater than –1.5%	2	0.21
Less than –1.5%	1	0.11

	946	100.00%

iShares Barclays 20+ Year Treasury Bond Fund Period Covered: January 1, 2006 through December 31, 2010
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	34	2.70
Between 0.5% and –0.5%	1,206	95.87
Less than –0.5% and Greater than –1.0%	14	1.11
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08

	1,258	100.00%

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares JPMorgan USD Emerging Markets Bond Fund

Period Covered: January 1, 2008 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	16	2.12%
Greater than 5.5% and Less than 6.0%	3	0.40
Greater than 5.0% and Less than 5.5%	1	0.13
Greater than 4.5% and Less than 5.0%	3	0.40
Greater than 4.0% and Less than 4.5%	6	0.79
Greater than 3.5% and Less than 4.0%	4	0.53
Greater than 3.0% and Less than 3.5%	6	0.79
Greater than 2.5% and Less than 3.0%	17	2.25
Greater than 2.0% and Less than 2.5%	30	3.97
Greater than 1.5% and Less than 2.0%	86	11.38
Greater than 1.0% and Less than 1.5%	167	22.09
Greater than 0.5% and Less than 1.0%	289	38.23
Between 0.5% and -0.5%	105	13.88
Less than -0.5% and Greater than -1.0%	7	0.93
Less than -1.0% and Greater than -1.5%	2	0.26
Less than -1.5% and Greater than -2.0%	2	0.26
Less than -2.0% and Greater than -2.5%	3	0.40
Less than -2.5% and Greater than -3.0%	3	0.40
Less than -3.0% and Greater than -3.5%	1	0.13
Less than -3.5%	5	0.66

	756	100.00%

iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund
Period Covered: April 1, 2009 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.23%
Greater than 1.5% and Less than 2.0%	7	1.58
Greater than 1.0% and Less than 1.5%	75	16.93
Greater than 0.5% and Less than 1.0%	56	12.64
Between 0.5% and -0.5%	295	66.59
Less than -0.5% and Greater than -1.0%	7	1.58
Less than -1.0% and Greater than -1.5%	2	0.45

	443	100.00%

SUPPLEMENTAL INFORMATION	71

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares S&P/Citigroup International Treasury Bond Fund
Period Covered: April 1, 2009 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.23%
Greater than 2.0% and Less than 2.5%	1	0.23
Greater than 1.5% and Less than 2.0%	10	2.26
Greater than 1.0% and Less than 1.5%	80	18.06
Greater than 0.5% and Less than 1.0%	77	17.38
Between 0.5% and -0.5%	270	60.93
Less than -0.5% and Greater than -1.0%	2	0.45
Less than -1.0% and Greater than -1.5%	1	0.23
Less than -1.5%	1	0.23

	443	100.00%

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 218 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (45)	Trustee (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007- 2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003- 2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	73

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (67)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (55)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (49)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (55)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	75

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Patrick O’Connor (43)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Lee Sterne (45)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).

Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	77

Notes:

78	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.   Go to www.icsdelivery.com.

2.   From the main page, select the first letter of your brokerage firm’s name.

3.   Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.   Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Standard & Poor’s or J.P. Morgan Securities Inc., nor are they sponsored, endorsed or issued by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

iS-AR-21-0211

2011 ANNUAL REPORT TO SHAREHOLDERS

iSHARES® BOND FUNDS

FEBRUARY 28, 2011

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iShares Barclays 1-3 Year Credit Bond Fund  |  CSJ  |  NYSE Arca

iShares Barclays Intermediate Credit Bond Fund  |  CIU  |   NYSE Arca

iShares Barclays Credit Bond Fund  |  CFT  |  NYSE Arca

iShares 10+ Year Credit Bond Fund  |  CLY  |  NYSE Arca

Management’s Discussions of Fund Performance

iSHARES® BARCLAYS CREDIT BOND FUNDS

Performance as of February 28, 2011

	Average Annual Total Returns						Cumulative Total Returns

	Year Ended 2/28/11			Inception to 2/28/11			Inception to 2/28/11

iSHARES BOND FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Barclays 1-3 Year Credit	3.13%	2.68%	3.49%	4.82%	4.86%	5.31%	21.57%	21.77%	23.98%
Barclays Intermediate Credit	6.55%	6.21%	6.67%	6.11%	6.14%	6.35%	27.93%	28.04%	29.11%
Barclays Credit	7.35%	7.27%	7.37%	6.03%	6.10%	6.29%	27.50%	27.86%	28.81%
10+ Year Credit	9.62%	9.56%	10.16%	8.36%	8.57%	9.55%	10.36%	10.62%	11.86%

Total returns for the periods since inception are calculated from the inception date of each Fund (1/5/07, 1/5/07, 1/5/07 and 12/8/09, respectively). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (1/11/07, 1/11/07, 1/11/07 and 12/9/09, respectively), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

iShares Barclays 1-3 Year Credit Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussions of Fund Performance (Continued)

iSHARES® BARCLAYS CREDIT BOND FUNDS

iShares Barclays Intermediate Credit Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

iShares Barclays Credit Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® BARCLAYS CREDIT BOND FUNDS

iShares 10+ Year Credit Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Each Fund’s past performance is no guarantee of future results.

The iShares Barclays 1-3 Year Credit Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 1-3 Year Credit Bond Index (the “Index”). The Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended February 28, 2011 (the “reporting period”), the total return for the Fund was 3.13%, while the total return for the Index was 3.49%.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussions of Fund Performance (Continued)

iSHARES® BARCLAYS CREDIT BOND FUNDS

PORTFOLIO ALLOCATION As of 2/28/11
Sector/Investment Type	Percentage of Net Assets
Financial	42.27%

Consumer Non-Cyclical	10.43

Multi-National	10.23

Communications	7.26

Foreign Government Obligations	6.45

Utilities	4.11

Industrial	4.05

Energy	3.74

Consumer Cyclical	3.42

Technology	3.37

Basic Materials	2.48

Municipal Debt Obligations	0.15

Short-Term and Other Net Assets	2.04

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 2/28/11
Security	Percentage of Net Assets
Citigroup Inc., 6.50%, 08/19/13	0.93%

KfW, 1.88%, 01/14/13	0.93

European Investment Bank, 1.63%, 03/15/13	0.89

International Bank for Reconstruction and
Development, 2.00%, 04/02/12	0.87

General Electric Co., 5.00%, 02/01/13	0.84

International Bank for Reconstruction and
Development, 1.75%, 07/15/13	0.82

KfW, 1.38%, 07/15/13	0.82

Pfizer Inc., 4.45%, 03/15/12	0.78

Credit Suisse New York, 5.00%, 05/15/13	0.64

KfW, 1.38%, 01/13/14	0.63

TOTAL	8.15%

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® BARCLAYS CREDIT BOND FUNDS

The iShares Barclays Intermediate Credit Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Intermediate Credit Bond Index (the “Index”). The Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period, the total return for the Fund was 6.55%, while the total return for the Index was 6.67%.

PORTFOLIO ALLOCATION As of 2/28/11
Sector/Investment Type	Percentage of Net Assets
Financial	38.62%

Consumer Non-Cyclical	10.73

Communications	8.10

Multi-National	7.37

Energy	6.67

Foreign Government Obligations	6.18

Industrial	5.16

Utilities	5.08

Basic Materials	4.16

Consumer Cyclical	2.97

Technology	2.83

Municipal Debt Obligations	0.34

Short-Term and Other Net Assets	1.79

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 2/28/11
Security	Percentage of Net Assets
European Investment Bank, 4.63%, 05/15/14	0.71%

Italy (Republic of), 4.50%, 01/21/15	0.47

Citigroup Inc., 5.50%, 04/11/13	0.38

International Bank for Reconstruction and
Development, 2.38%, 05/26/15	0.36

KfW, 1.88%, 01/14/13	0.35

HSBC Finance Corp., 5.50%, 01/19/16	0.34

KfW, 3.50%, 03/10/14	0.32

Merck & Co. Inc., 5.00%, 06/30/19	0.32

European Investment Bank, 2.88%, 09/15/20	0.31

European Investment Bank Series E,
4.25%, 07/15/13	0.31

TOTAL	3.87%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussions of Fund Performance (Continued)

iSHARES® BARCLAYS CREDIT BOND FUNDS

The iShares Barclays Credit Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Credit Bond Index (the “Index”). The Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period, the total return for the Fund was 7.35%, while the total return for the Index was 7.37%.

PORTFOLIO ALLOCATION As of 2/28/11
Sector/Investment Type	Percentage of Net Assets
Financial	32.88%

Consumer Non-Cyclical	10.44

Communications	9.95

Energy	8.20

Foreign Government Obligations	6.56

Utilities	6.30

Multi-National	5.46

Industrial	5.08

Basic Materials	3.94

Municipal Debt Obligations	3.07

Consumer Cyclical	3.28

Technology	2.43

Short-Term and Other Net Assets	2.41

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 2/28/11
Security	Percentage of Net Assets

European Investment Bank Series E, 2.00%, 02/10/12	0.73%

European Investment Bank, 5.13%, 05/30/17	0.55

Citigroup Inc., 8.50%, 05/22/19	0.37

KfW, 2.00%, 01/17/12	0.37

General Electric Capital Corp., 5.63%, 09/15/17	0.34

Morgan Stanley, 4.75%, 04/01/14	0.33

Morgan Stanley, 6.00%, 05/13/14	0.32

European Investment Bank, 2.75%, 03/23/15	0.30

Time Warner Cable Inc., 8.25%, 04/01/19	0.29

United Mexican States, 5.95%, 03/19/19	0.29

TOTAL	3.89%

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® BARCLAYS CREDIT BOND FUNDS

The iShares 10+ Year Credit Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of The BofA Merrill Lynch 10+ Year US Corporate & Yankees IndexSM (the “Index”). The Index is a broad, market value weighted, total rate of return index designed to measure the performance of the long-term, investment-grade U.S. corporate and Yankee bond markets. The Fund invests in a representative sample of the securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period, the total return for the Fund was 9.62%, while the total return for the Index was 10.16%.

PORTFOLIO ALLOCATION As of 2/28/11
Sector/Investment Type	Percentage of Net Assets
Financial	20.24%

Communications	16.09

Energy	13.43

Foreign Government Obligations	11.64

Consumer Non-Cyclical	10.71

Utilities	10.29

Industrial	6.10

Consumer Cyclical	3.83

Basic Materials	2.78

Technology	1.06

Multi-National	0.59

Diversified	0.30

Short-Term and Other Net Assets	2.94

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 2/28/11
Security	Percentage of Net Assets
Russian Federation, 7.50%, 03/31/30	2.00%

Brazil (Federative Republic of), 10.13%, 05/15/27	1.69

AT&T Inc., 5.35%, 09/01/40	1.19

Comcast Cable Communications Holdings
Inc., 9.46%, 11/15/22	1.18

Goldman Sachs Group Inc., 6.75%, 10/01/37	1.10

General Electric Capital Corp., 6.75%, 03/15/32	1.08

HSBC Holdings PLC, 6.80%, 06/01/38	1.02

Verizon Communications Inc., 7.75%, 12/01/30	1.00

Citigroup Inc., 6.88%, 03/05/38	0.99

Hydro-Quebec, 8.05%, 07/07/24	0.98

TOTAL	12.23%

Credit-related bonds were among the best performers in the U.S. bond market for the reporting period. The credit sector benefited from a combination of improving economic conditions, healthy corporate profit growth, stronger balance sheets, and growing investor demand for higher-yielding investments.

When the reporting period began, the U.S. economy appeared to be progressing toward a recovery following the recession that lasted from mid-2008 to mid-2009. Despite persistently high unemployment and a moribund housing market, the economy grew at a 5.0% annual growth rate in the fourth quarter of 2009 and a 3.7% annual growth rate in the first quarter of 2010. This solid growth provided a favorable backdrop for credit sector performance.

By the second quarter of 2010, however, economic data showed evidence of a slowdown in the pace of growth, which came in at a 1.7% annual rate. In addition, a sovereign debt crisis that began in Greece and spread to other fiscally challenged countries in Europe threatened to further dampen global economic activity. With the increased likelihood of a “double-dip” recession – a relapse into recession after a brief recovery – looming, investors shifted into the relative safety of Treasury securities, providing a boost to the Treasury market throughout the summer of 2010. Although the weaker economic environment weighed on credit-related securities, the sector benefited from continued demand for higher-yielding securities in a low interest rate environment.

In September 2010, economic expectations changed again. The Federal Reserve announced plans for another round of quantitative easing measures to stimulate economic activity, and evidence of gradual but steady improvement in many segments of the economy began to emerge.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussions of Fund Performance (Continued)

iSHARES® BARCLAYS CREDIT BOND FUNDS

The U.S. economy grew at a 2.8% annual rate in the fourth quarter of 2010 – matching the 2.8% growth rate for the full year, in sharp contrast to the -2.6% rate from 2009 – and employment figures showed positive job growth in each of the last five months of the reporting period. The improving economy provided a renewed tailwind to credit sector performance.

Corporate profitability improved notably during the reporting period. Many businesses implemented stringent cost-reduction measures during the recession, which helped them restore profitability rapidly as the economy began to turn around. In addition, corporations focused on reducing debt and increasing cash to strengthen their balance sheets and establish a more secure financial position. These developments contributed positively to credit-related bond performance during the reporting period.

Within the credit sector, lower-quality and longer-term securities posted the best returns for the reporting period, reflecting investors’ increased appetite for risk. From an industry perspective, finance-related bonds (which comprised approximately 20% of the iShares 10+ Year Credit Bond Fund and approximately 25% to 30% of the other Funds as of the end of the reporting period) generated the best results, led by insurance companies and real estate investment trusts. Other top performers included transportation, led primarily by airline operators, and materials, which benefited from higher commodity prices. The less economically sensitive segments of the corporate bond market, such as consumer staples and utilities, lagged during the reporting period.

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2010 to February 28, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Bond Fund	Beginning Account Value (9/1/10)	Ending Account Value (2/28/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (9/1/10 to 2/28/11)
Barclays 1-3 Year Credit
Actual	$1,000.00	$1,010.70	0.20%	$1.00
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Barclays Intermediate Credit
Actual	1,000.00	1,005.90	0.20	0.99
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Barclays Credit
Actual	1,000.00	996.20	0.20	0.99
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
10+ Year Credit
Actual	1,000.00	973.20	0.20	0.98
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	13

Schedule of Investments

iSHARES® BARCLAYS 1-3 YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
CORPORATE BONDS & NOTES – 91.36%

AEROSPACE & DEFENSE – 0.65%
Boeing Co. (The)
1.88%, 11/20/12[a]	$5,700,000	$5,795,747
5.13%, 02/15/13[a]	14,250,000	15,302,417
General Dynamics Corp.
4.25%, 05/15/13	12,865,000	13,661,789
5.25%, 02/01/14	1,000,000	1,095,677
Lockheed Martin Corp.
4.12%, 03/14/13	9,000,000	9,473,461
United Technologies Corp.
6.10%, 05/15/12[a]	4,250,000	4,522,944

		49,852,035

AGRICULTURE – 0.90%
Altria Group Inc.
8.50%, 11/10/13	15,590,000	18,327,179
Bunge Ltd. Finance Corp.
5.88%, 05/15/13	2,000,000	2,133,295
Philip Morris International Inc.
4.88%, 05/16/13	24,189,000	26,044,080
6.88%, 03/17/14	1,000,000	1,150,844
Reynolds American Inc.
7.25%, 06/01/12	6,280,000	6,697,833
7.25%, 06/01/13[a]	8,250,000	9,229,345
UST Inc.
6.63%, 07/15/12	4,844,000	5,177,200

		68,759,776

AIRLINES – 0.04%
Southwest Airlines Co.
6.50%, 03/01/12	3,000,000	3,134,893

		3,134,893

AUTO MANUFACTURERS – 0.47%
Daimler Finance North America LLC
6.50%, 11/15/13	28,795,000	32,353,783
PACCAR Inc.
6.38%, 02/15/12	1,800,000	1,899,996
6.88%, 02/15/14	1,750,000	1,968,721

		36,222,500

Security	Principal	Value
AUTO PARTS & EQUIPMENT – 0.10%
Johnson Controls Inc.
1.75%, 03/01/14	$8,000,000	$7,985,063

		7,985,063

BANKS – 19.13%
American Express Bank FSB
5.50%, 04/16/13	16,000,000	17,180,444
5.55%, 10/17/12	6,000,000	6,395,412
American Express Centurion Bank
5.55%, 10/17/12	6,500,000	6,928,363
Bank of America Corp.
4.75%, 08/15/13[a]	2,700,000	2,857,816
4.88%, 09/15/12[a]	6,000,000	6,307,998
4.88%, 01/15/13[a]	9,000,000	9,441,004
4.90%, 05/01/13	43,000,000	45,547,154
5.38%, 09/11/12[a]	6,000,000	6,341,581
6.25%, 04/15/12[a]	11,250,000	11,882,763
Bank of Montreal
2.13%, 06/28/13	11,000,000	11,197,407
Bank of New York Mellon
Corp. (The)
1.50%, 01/31/14[a]	5,000,000	4,976,752
4.50%, 04/01/13[a]	5,000,000	5,339,711
4.95%, 11/01/12	26,358,000	27,989,115
5.13%, 08/27/13	9,000,000	9,831,541
Bank of Nova Scotia
2.25%, 01/22/13	20,000,000	20,441,389
2.38%, 12/17/13	16,750,000	17,076,374
Bank One Corp.
5.25%, 01/30/13	7,500,000	7,993,580
Banque Centrale de Tunisie
7.38%, 04/25/12[a]	4,750,000	4,975,625
Barclays Bank PLC
2.38%, 01/13/14	6,000,000	6,031,631
2.50%, 01/23/13[a]	31,050,000	31,605,288
5.45%, 09/12/12	19,200,000	20,413,166
BB&T Corp.
3.38%, 09/25/13[a]	3,000,000	3,134,278
3.85%, 07/27/12	13,100,000	13,593,857
4.75%, 10/01/12	4,250,000	4,466,086
BNP Paribas SA
2.13%, 12/21/12	12,000,000	12,167,791

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS 1-3 YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Brookfield Asset Management Inc.
7.13%, 06/15/12	$2,750,000	$2,914,232
Canadian Imperial Bank
of Commerce
1.45%, 09/13/13[a]	17,600,000	17,526,813
Charter One Bank N.A.
6.38%, 05/15/12	2,750,000	2,859,327
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA
1.85%, 01/10/14[a]	16,750,000	16,752,730
Credit Suisse New York
2.20%, 01/14/14[a]	12,000,000	12,061,861
3.45%, 07/02/12	11,750,000	12,128,183
5.00%, 05/15/13[a]	46,000,000	49,283,540
Deutsche Bank AG London
2.38%, 01/11/13	19,000,000	19,304,498
4.88%, 05/20/13	34,500,000	36,759,643
5.38%, 10/12/12	28,730,000	30,570,391
Export-Import Bank of Korea (The)
5.50%, 10/17/12	14,100,000	14,883,897
8.13%, 01/21/14	10,000,000	11,446,556
Fifth Third Bancorp
6.25%, 05/01/13	10,000,000	10,921,421
HSBC Holdings PLC
5.25%, 12/12/12	16,500,000	17,347,338
ICICI Bank Ltd.
6.63%, 10/03/12[b]	18,100,000	19,131,096
KeyBank N.A.
5.50%, 09/17/12	3,625,000	3,846,205
5.70%, 08/15/12	2,250,000	2,385,000
KeyCorp
6.50%, 05/14/13[a]	7,500,000	8,212,500
KfW
1.25%, 06/15/12	5,000,000	5,046,608
1.38%, 07/15/13	62,550,000	63,008,335
1.38%, 01/13/14[a]	48,000,000	48,079,906
1.88%, 01/14/13[a]	69,750,000	71,130,011
1.88%, 03/08/13	19,450,000	19,453,449
2.25%, 04/16/12[a]	36,600,000	37,334,760
3.25%, 03/15/13	39,000,000	40,857,083
3.50%, 05/16/13	20,000,000	21,101,488
4.00%, 10/15/13	20,000,000	21,412,196
4.75%, 05/15/12	28,500,000	29,948,099

Security	Principal	Value
Landesbank Baden-Wuerttemberg
New York
6.35%, 04/01/12	$3,700,000	$3,894,879
Landeskreditbank Baden-
Wuerttemberg – Foerderbank
4.88%, 01/13/12[a]	7,300,000	7,565,136
Landwirtschaftliche Rentenbank
1.88%, 09/24/12	18,500,000	18,840,935
3.25%, 03/15/13	10,750,000	11,246,297
4.13%, 07/15/13	20,000,000	21,381,342
Landwirtschaftliche Rentenbank
Series E
5.25%, 07/02/12	18,950,000	20,114,004
M&I Marshall & Ilsley Bank
5.25%, 09/04/12	2,000,000	2,090,000
M&T Bank Corp.
5.38%, 05/24/12[a]	2,300,000	2,404,221
Mellon Capital IV
Series 1
6.24%, 06/20/12[c]	2,250,000	2,058,750
North Fork Bancorporation Inc.
5.88%, 08/15/12	3,000,000	3,148,731
Northern Trust Corp.
5.50%, 08/15/13	4,000,000	4,405,912
Oesterreichische Kontrollbank AG
1.38%, 01/21/14[a]	10,000,000	9,982,494
1.75%, 03/11/13[a]	15,000,000	15,213,119
1.88%, 03/21/12	7,000,000	7,101,408
3.63%, 06/17/13	10,000,000	10,565,203
4.75%, 11/08/11	8,225,000	8,464,487
4.75%, 10/16/12	12,300,000	13,098,694
ORIX Corp.
5.48%, 11/22/11[a]	4,325,000	4,450,840
PNC Funding Corp.
5.50%, 09/28/12[d]	3,250,000	3,460,074
Royal Bank of Canada
1.13%, 01/15/14[a]	14,500,000	14,281,694
2.10%, 07/29/13[a]	14,500,000	14,785,473
Royal Bank of Scotland Group PLC
3.25%, 01/11/14[a]	5,000,000	5,038,856
3.40%, 08/23/13[a]	21,500,000	21,864,412
Silicon Valley Bank
5.70%, 06/01/12	1,500,000	1,547,598

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® BARCLAYS 1-3 YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Sovereign Bank
5.13%, 03/15/13	$6,000,000	$6,126,304
Sumitomo Mitsui Banking Corp.
8.00%, 06/15/12	5,630,000	6,080,400
SunTrust Banks Inc.
5.25%, 11/05/12	4,800,000	5,065,133
U.S. Bancorp
4.20%, 05/15/14	7,000,000	7,483,833
U.S. Bancorp
Series MTN
1.13%, 10/30/13	5,000,000	4,952,730
1.38%, 09/13/13	11,150,000	11,118,738
U.S. Bancorp
Series R
2.13%, 02/15/13[a]	4,000,000	4,064,429
U.S. Bancorp
Series S
2.00%, 06/14/13	8,900,000	9,022,049
UBS AG
2.75%, 01/08/13	3,300,000	3,360,583
UBS AG Stamford
2.25%, 08/12/13[a]	11,250,000	11,373,824
2.25%, 01/28/14	11,500,000	11,527,686
UBS Preferred Funding Trust II
7.25%, 06/26/11[a,c]	3,300,000	3,330,515
UnionBanCal Corp.
5.25%, 12/16/13	4,030,000	4,373,681
US Bank N.A.
6.30%, 02/04/14	1,500,000	1,670,386
Wachovia Bank N.A./Wells
Fargo & Co.
5.70%, 08/01/13	8,000,000	8,776,754
Wachovia Corp./Wells Fargo & Co.
4.88%, 02/15/14	5,000,000	5,290,252
5.50%, 05/01/13[a]	33,500,000	36,316,848
Wells Fargo & Co.
4.38%, 01/31/13[a]	38,900,000	41,124,514
4.95%, 10/16/13[a]	17,250,000	18,527,152
5.13%, 09/01/12	3,250,000	3,437,163
5.25%, 10/23/12	29,300,000	31,231,962
Westpac Banking Corp.
1.85%, 12/09/13[a]	11,000,000	11,018,216

Security	Principal	Value
2.10%, 08/02/13	$12,250,000	$12,354,510
2.25%, 11/19/12	19,000,000	19,309,137

		1,463,764,650

BEVERAGES – 1.99%
Anheuser-Busch Companies Inc.
4.70%, 04/15/12[a]	6,000,000	6,251,325
Anheuser-Busch InBev
Worldwide Inc.
2.50%, 03/26/13	11,625,000	11,887,724
3.00%, 10/15/12	16,250,000	16,721,538
Bottling Group LLC
4.63%, 11/15/12	9,250,000	9,833,702
Coca-Cola Co. (The)
0.75%, 11/15/13	5,500,000	5,399,905
Coca-Cola Enterprises Inc.
1.13%, 11/12/13	7,250,000	7,161,653
3.75%, 03/01/12	11,350,000	11,716,556
7.38%, 03/03/14[a]	4,415,000	5,115,962
Coca-Cola HBC Finance BV
5.13%, 09/17/13	3,000,000	3,216,869
Companhia de Bebidas
das Americas
8.75%, 09/15/13	2,000,000	2,296,320
Diageo Capital PLC
5.20%, 01/30/13	13,600,000	14,575,614
7.38%, 01/15/14	10,500,000	12,062,969
Dr Pepper Snapple Group Inc.
2.35%, 12/21/12	7,400,000	7,553,075
PepsiAmericas Inc.
5.75%, 07/31/12	3,000,000	3,206,660
PepsiCo Inc.
0.88%, 10/25/13	8,300,000	8,210,925
4.65%, 02/15/13[a]	17,500,000	18,632,436
5.15%, 05/15/12[a]	8,200,000	8,633,315

		152,476,548

BIOTECHNOLOGY – 0.16%
Biogen Idec Inc.
6.00%, 03/01/13	7,590,000	8,134,623
Life Technologies Corp.
3.38%, 03/01/13[a]	4,000,000	4,112,219

		12,246,842

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS 1-3 YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
BUILDING MATERIALS – 0.14%
CRH America Inc.
6.95%, 03/15/12	$10,005,000	$10,582,268

		10,582,268

CHEMICALS – 1.03%
Air Products and Chemicals Inc.
4.15%, 02/01/13	3,000,000	3,132,885
Airgas Inc.
2.85%, 10/01/13	9,500,000	9,633,052
Dow Chemical Co. (The)
4.85%, 08/15/12	11,250,000	11,834,288
6.00%, 10/01/12	8,450,000	9,071,930
E.I. du Pont de Nemours and Co.
4.75%, 11/15/12[a]	3,000,000	3,190,361
4.88%, 04/30/14[a]	1,000,000	1,090,463
5.00%, 01/15/13	3,430,000	3,674,641
5.00%, 07/15/13	4,080,000	4,412,687
Monsanto Co.
7.38%, 08/15/12	1,800,000	1,964,341
PPG Industries Inc.
5.75%, 03/15/13	5,833,000	6,318,098
Praxair Inc.
1.75%, 11/15/12	7,250,000	7,343,152
2.13%, 06/14/13	2,750,000	2,795,419
3.95%, 06/01/13	3,500,000	3,697,895
6.38%, 04/01/12	2,700,000	2,862,379
Rohm and Haas Co.
5.60%, 03/15/13	6,895,000	7,418,870

		78,440,461

COMMERCIAL SERVICES – 0.10%
McKesson Corp.
5.25%, 03/01/13	3,500,000	3,757,067
Science Applications
International Corp.
6.25%, 07/01/12	3,465,000	3,684,324

		7,441,391

COMPUTERS – 2.31%
Computer Sciences Corp.
5.00%, 02/15/13[a]	3,000,000	3,175,407
5.50%, 03/15/13	7,500,000	8,008,114
Dell Inc.
1.40%, 09/10/13[a]	6,750,000	6,760,328

Security	Principal	Value
3.38%, 06/15/12	$2,500,000	$2,577,843
4.70%, 04/15/13	12,000,000	12,880,443
Electronic Data Systems Corp.
Series B
6.00%, 08/01/13	950,000	1,050,164
Hewlett-Packard Co.
1.25%, 09/13/13	11,600,000	11,545,887
2.95%, 08/15/12	1,500,000	1,545,730
4.50%, 03/01/13	27,500,000	29,238,453
5.25%, 03/01/12	12,250,000	12,831,200
6.50%, 07/01/12[a]	5,000,000	5,374,502
IBM International Group Capital LLC
5.05%, 10/22/12[a]	13,300,000	14,204,507
International Business
Machines Corp.
1.00%, 08/05/13[a]	19,600,000	19,418,967
2.10%, 05/06/13	21,000,000	21,365,278
4.75%, 11/29/12	14,400,000	15,360,324
6.50%, 10/15/13	6,500,000	7,316,684
Lexmark International Inc.
5.90%, 06/01/13	4,000,000	4,260,421

		176,914,252

COSMETICS & PERSONAL CARE – 0.27%
Avon Products Inc.
5.63%, 03/01/14	4,000,000	4,387,832
Colgate-Palmolive Co.
Series E
5.98%, 04/25/12	3,000,000	3,179,714
Procter & Gamble Co. (The)
1.38%, 08/01/12[a]	13,000,000	13,116,445

		20,683,991

DIVERSIFIED FINANCIAL SERVICES – 20.04%
Allstate Life Global Funding Trusts
5.38%, 04/30/13	22,472,000	24,324,692
American Express Co.
4.88%, 07/15/13[a]	3,000,000	3,206,857
American Express Credit Corp.
Series C
5.88%, 05/02/13[a]	15,000,000	16,264,878
7.30%, 08/20/13	39,700,000	44,756,940

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® BARCLAYS 1-3 YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Bear Stearns Companies Inc. (The)/
JPMorgan Chase & Co.
6.95%, 08/10/12	$26,450,000	$28,621,740
Boeing Capital Corp.
5.80%, 01/15/13[a]	5,750,000	6,228,284
6.50%, 02/15/12[a]	11,050,000	11,684,702
BP Capital Markets PLC
3.13%, 03/10/12	11,000,000	11,231,151
3.63%, 05/08/14	4,000,000	4,176,405
5.25%, 11/07/13	31,000,000	33,739,025
Capital One Bank
6.50%, 06/13/13	8,000,000	8,735,747
Caterpillar Financial Services Corp.
1.55%, 12/20/13	2,800,000	2,808,557
1.90%, 12/17/12	1,500,000	1,525,606
2.00%, 04/05/13[a]	10,500,000	10,632,118
4.25%, 02/08/13	5,500,000	5,832,245
6.13%, 02/17/14[a]	23,750,000	26,835,588
6.20%, 09/30/13[a]	5,775,000	6,469,109
Caterpillar Financial Services Corp.
Series F
4.85%, 12/07/12	5,000,000	5,341,836
Citigroup Inc.
5.30%, 10/17/12	27,000,000	28,581,189
5.50%, 08/27/12	8,250,000	8,735,571
5.50%, 04/11/13	23,500,000	25,197,421
5.63%, 08/27/12	16,500,000	17,376,031
5.85%, 07/02/13	10,000,000	10,817,290
6.00%, 12/13/13[a]	20,401,000	22,286,494
6.50%, 08/19/13	64,500,000	70,897,203
CME Group Inc.
5.40%, 08/01/13[a]	3,000,000	3,281,269
5.75%, 02/15/14	13,000,000	14,465,946
Countrywide Financial Corp.
5.80%, 06/07/12[a]	18,100,000	19,075,234
Credit Suisse First Boston
(USA) Inc.
5.13%, 01/15/14[a]	7,250,000	7,865,661
5.50%, 08/15/13	12,250,000	13,352,982
Eksportfinans A/S
5.00%, 02/14/12	9,366,000	9,761,208

Security	Principal	Value
Eksportfinans A/S
Series GMTN
1.88%, 04/02/13	$15,000,000	$15,222,469
FIA Card Services N.A.
6.63%, 06/15/12	4,000,000	4,245,290
7.13%, 11/15/12	2,790,000	3,014,308
Franklin Resources Inc.
2.00%, 05/20/13	6,700,000	6,796,603
General Electric Capital Corp.
1.88%, 09/16/13	27,000,000	27,044,573
2.10%, 01/07/14[a]	36,500,000	36,636,722
2.80%, 01/08/13	40,500,000	41,504,442
3.50%, 08/13/12	19,000,000	19,629,527
4.80%, 05/01/13[a]	21,250,000	22,697,557
5.00%, 04/10/12	4,400,000	4,604,068
5.25%, 10/19/12	38,000,000	40,424,970
5.40%, 09/20/13[a]	10,500,000	11,442,140
General Electric Capital Corp.
Series A
4.25%, 06/15/12	4,000,000	4,158,757
5.45%, 01/15/13[a]	16,000,000	17,205,973
6.00%, 06/15/12[a]	41,550,000	44,181,983
Genworth Global Funding Trust
5.25%, 05/15/12[a]	750,000	772,611
Goldman Sachs Capital II
5.79%, 06/01/12[a,c]	17,500,000	14,918,750
Goldman Sachs Group Inc. (The)
3.63%, 08/01/12[a]	11,200,000	11,558,154
4.75%, 07/15/13	26,948,000	28,695,991
5.15%, 01/15/14	10,000,000	10,812,465
5.25%, 04/01/13[a]	10,750,000	11,507,559
5.25%, 10/15/13[a]	23,000,000	24,937,842
5.45%, 11/01/12	18,139,000	19,379,494
5.70%, 09/01/12	34,500,000	36,780,727
HSBC Finance Corp.
4.75%, 07/15/13[a]	11,500,000	12,218,384
5.90%, 06/19/12	9,500,000	9,993,151
6.38%, 11/27/12	24,200,000	26,134,774
7.00%, 05/15/12[a]	13,650,000	14,545,211
Invesco Ltd.
5.38%, 02/27/13	5,000,000	5,283,388
Jefferies Group Inc.
7.75%, 03/15/12[a]	4,500,000	4,775,625

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS 1-3 YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
John Deere Capital Corp.
1.60%, 03/03/14	$5,000,000	$4,995,050
1.88%, 06/17/13	6,000,000	6,086,138
5.10%, 01/15/13[a]	13,550,000	14,554,581
5.25%, 10/01/12	7,000,000	7,475,502
7.00%, 03/15/12[a]	16,428,000	17,526,234
John Deere Capital Corp.
Series D
4.50%, 04/03/13[a]	5,590,000	5,970,794
4.95%, 12/17/12	2,350,000	2,517,341
JPMorgan Chase & Co.
1.65%, 09/30/13[a]	5,500,000	5,494,702
2.05%, 01/24/14[a]	10,000,000	9,996,046
4.75%, 05/01/13	27,000,000	28,810,614
5.38%, 10/01/12	24,800,000	26,403,399
5.75%, 01/02/13	29,000,000	31,038,171
6.63%, 03/15/12	9,850,000	10,443,642
MBNA Corp.
Series F
7.50%, 03/15/12	4,550,000	4,835,806
Merrill Lynch & Co. Inc.
5.45%, 02/05/13	45,000,000	47,887,241
6.05%, 08/15/12[a]	22,125,000	23,605,983
Merrill Lynch & Co. Inc.
Series C
5.00%, 02/03/14	4,000,000	4,232,047
Morgan Stanley
2.88%, 01/24/14	10,000,000	10,072,276
5.25%, 11/02/12	9,500,000	10,103,180
5.30%, 03/01/13	42,300,000	45,162,673
5.75%, 08/31/12[a]	3,250,000	3,457,980
6.60%, 04/01/12[a]	22,850,000	24,215,289
National Rural Utilities Cooperative
Finance Corp.
1.13%, 11/01/13	6,000,000	5,950,995
2.63%, 09/16/12	3,750,000	3,846,587
5.50%, 07/01/13	6,000,000	6,535,410
7.25%, 03/01/12	14,104,000	15,036,514
NYSE Euronext
4.80%, 06/28/13	12,250,000	13,144,355
PACCAR Financial Corp.
1.95%, 12/17/12	2,250,000	2,280,330

Security	Principal	Value
PACCAR Financial Corp.
Series S
2.05%, 06/17/13	$4,000,000	$4,027,899
SLM Corp.
5.00%, 10/01/13	14,000,000	14,420,000
5.13%, 08/27/12	5,500,000	5,706,250
SLM Corp.
Series A
5.38%, 01/15/13[a]	4,500,000	4,635,000
TD Ameritrade Holding Corp.
2.95%, 12/01/12	2,250,000	2,304,613
Toyota Motor Credit Corp.
1.90%, 12/05/12	3,500,000	3,554,948
Toyota Motor Credit Corp.
Series MTN
1.38%, 08/12/13[a]	17,500,000	17,511,246
UFJ Finance Aruba AEC
6.75%, 07/15/13	7,444,000	8,188,400
Wells Fargo Capital XIII
Series G
7.70%, 03/26/13[c]	29,640,000	30,381,000
Wells Fargo Capital XV
9.75%, 09/30/11[a,c]	10,000,000	10,875,000
Wells Fargo Financial Inc.
5.50%, 08/01/12[a]	4,000,000	4,244,458

		1,532,760,181
ELECTRIC – 3.92%
Alabama Power Co.
4.85%, 12/15/12[a]	6,050,000	6,463,191
Allegheny Energy Supply Co. LLC
8.25%, 04/15/12[a,b]	5,200,000	5,583,649
Appalachian Power Co.
Series O
5.65%, 08/15/12	3,750,000	3,982,282
Aquila Inc.
11.88%, 07/01/12	6,680,000	7,506,650
Arizona Public Service Co.
6.50%, 03/01/12	2,200,000	2,315,828
Baltimore Gas & Electric Co.
6.13%, 07/01/13	5,970,000	6,526,504
Carolina Power & Light Co.
6.50%, 07/15/12[a]	8,750,000	9,393,092

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® BARCLAYS 1-3 YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
CenterPoint Energy Houston
Electric LLC
Series J2
5.70%, 03/15/13	$1,114,000	$1,205,532
Commonwealth Edison Co.
1.63%, 01/15/14	15,000,000	14,920,989
Commonwealth Edison Co.
Series 1998
6.15%, 03/15/12	4,000,000	4,215,008
Consolidated Edison Co. of
New York Inc.
Series 2002-A
5.63%, 07/01/12	3,500,000	3,704,755
Consolidated Edison Co. of
New York Inc.
Series 2002-B
4.88%, 02/01/13	6,095,000	6,483,569
Consumers Energy Co.
5.00%, 02/15/12	1,800,000	1,872,906
Detroit Edison Co. (The)
6.40%, 10/01/13	5,000,000	5,599,751
Dominion Resources Inc.
5.70%, 09/17/12	3,000,000	3,206,516
Dominion Resources Inc.
Series 2006-B
6.30%, 09/30/11[c]	2,700,000	2,639,250
Dominion Resources Inc.
Series B
6.25%, 06/30/12	2,000,000	2,134,588
Duke Capital LLC
6.25%, 02/15/13	5,000,000	5,376,670
Duke Energy Carolinas LLC
5.75%, 11/15/13[a]	8,000,000	8,878,108
Duke Energy Corp.
5.63%, 11/30/12[a]	1,250,000	1,345,597
6.30%, 02/01/14[a]	20,000,000	22,385,826
Duke Energy Indiana Inc.
5.00%, 09/15/13	1,050,000	1,136,061
Duke Energy Ohio Inc.
5.70%, 09/15/12	9,237,000	9,877,953
Energy East Corp.
6.75%, 06/15/12	4,000,000	4,222,593

Security	Principal	Value
FPL Group Capital Inc.
2.55%, 11/15/13	$6,019,000	$6,139,508
5.35%, 06/15/13[a]	2,500,000	2,687,074
Georgia Power Co.
1.30%, 09/15/13	10,000,000	10,040,385
Great Plains Energy Inc.
2.75%, 08/15/13	3,900,000	3,924,156
MidAmerican Energy Co.
5.13%, 01/15/13	3,000,000	3,206,427
5.65%, 07/15/12	2,700,000	2,874,939
MidAmerican Energy Holdings Co.
3.15%, 07/15/12	2,250,000	2,311,442
5.88%, 10/01/12	6,650,000	7,132,041
Nisource Finance Corp.
6.15%, 03/01/13	5,000,000	5,406,047
Northern States Power Co.
8.00%, 08/28/12	2,500,000	2,757,907
NSTAR Electric Co.
4.88%, 10/15/12	5,250,000	5,568,763
Ohio Power Co.
Series F
5.50%, 02/15/13	4,510,000	4,843,818
Oncor Electric Delivery Co.
6.38%, 05/01/12[a]	12,400,000	13,105,416
Ontario Electricity Financial Corp.
7.45%, 03/31/13	5,000,000	5,612,595
Pacific Gas & Electric Co.
4.80%, 03/01/14	6,000,000	6,475,202
Progress Energy Inc.
6.85%, 04/15/12[a]	8,100,000	8,614,310
PSEG Power LLC
2.50%, 04/15/13	9,300,000	9,456,661
6.95%, 06/01/12	5,500,000	5,895,486
Public Service Co. of Colorado
7.88%, 10/01/12	6,015,000	6,659,063
Public Service Co. of Colorado
Series 12
4.88%, 03/01/13	5,000,000	5,352,986
Public Service Electric & Gas Co.
5.13%, 09/01/12	2,500,000	2,645,896
Southern Co.
4.15%, 05/15/14	3,000,000	3,159,650

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS 1-3 YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Southern Power Co.
Series B
6.25%, 07/15/12	$4,125,000	$4,405,361
Tampa Electric Co.
6.38%, 08/15/12	2,750,000	2,953,132
TransAlta Corp.
5.75%, 12/15/13	7,307,000	7,912,146
Virginia Electric and Power Co.
4.75%, 03/01/13	1,000,000	1,063,021
5.10%, 11/30/12	17,750,000	18,962,833

		300,143,133
ELECTRICAL COMPONENTS & EQUIPMENT – 0.03%
Emerson Electric Co.
4.63%, 10/15/12	2,250,000	2,383,220

		2,383,220
ELECTRONICS – 0.36%
Agilent Technologies Inc.
2.50%, 07/15/13	5,024,000	5,089,083
4.45%, 09/14/12	4,750,000	4,948,077
Arrow Electronics Inc.
6.88%, 07/01/13	6,000,000	6,578,481
Koninklijke Philips Electronics NV
4.63%, 03/11/13[a]	5,500,000	5,826,308
Thermo Fisher Scientific Inc.
2.05%, 02/21/14	5,350,000	5,420,564

		27,862,513
ENVIRONMENTAL CONTROL – 0.05%
Waste Management Inc.
6.38%, 11/15/12	3,800,000	4,121,588

		4,121,588
FOOD – 2.08%
Campbell Soup Co.
5.00%, 12/03/12	5,550,000	5,941,530
General Mills Inc.
5.25%, 08/15/13	11,250,000	12,266,663
5.65%, 09/10/12	7,750,000	8,283,242
6.00%, 02/15/12	10,294,000	10,818,941
H.J. Heinz Co.
5.35%, 07/15/13	930,000	1,013,391
H.J. Heinz Finance Co.
6.00%, 03/15/12	9,440,000	9,937,878

Security	Principal	Value
Hershey Co. (The)
5.00%, 04/01/13	$4,500,000	$4,818,144
Kellogg Co.
4.25%, 03/06/13	10,000,000	10,586,936
5.13%, 12/03/12[a]	6,182,000	6,609,081
Kraft Foods Inc.
2.63%, 05/08/13[a]	17,500,000	17,964,313
5.25%, 10/01/13	5,083,000	5,511,798
6.00%, 02/11/13	6,000,000	6,516,884
6.25%, 06/01/12[a]	5,698,000	6,062,061
Kroger Co. (The)
5.00%, 04/15/13	400,000	428,623
5.50%, 02/01/13	5,500,000	5,907,751
6.20%, 06/15/12	1,500,000	1,597,444
6.75%, 04/15/12	3,500,000	3,722,419
7.50%, 01/15/14[a]	9,955,000	11,396,262
Safeway Inc.
5.80%, 08/15/12	15,440,000	16,464,431
Sara Lee Corp.
3.88%, 06/15/13	5,000,000	5,153,214
Unilever Capital Corp.
3.65%, 02/15/14	8,000,000	8,411,365

		159,412,371
GAS – 0.11%
Atmos Energy Corp.
5.13%, 01/15/13	2,000,000	2,109,011
Sempra Energy
6.00%, 02/01/13	2,700,000	2,905,316
8.90%, 11/15/13	3,000,000	3,508,707

		8,523,034
HEALTH CARE – PRODUCTS – 0.56%
Baxter International Inc.
1.80%, 03/15/13	5,000,000	5,059,415
Covidien International Finance SA
1.88%, 06/15/13	10,500,000	10,614,700
5.45%, 10/15/12	4,550,000	4,866,683
Johnson & Johnson
3.80%, 05/15/13	10,000,000	10,625,426
5.15%, 08/15/12[a]	6,250,000	6,657,887

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® BARCLAYS 1-3 YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
St. Jude Medical Inc.
2.20%, 09/15/13	$2,000,000	$2,030,328
3.75%, 07/15/14	3,000,000	3,158,900

		43,013,339
HEALTH CARE – SERVICES – 0.53%
Laboratory Corp. of
America Holdings
5.50%, 02/01/13	1,050,000	1,128,257
UnitedHealth Group Inc.
4.88%, 02/15/13	19,722,000	20,984,860
4.88%, 04/01/13	1,820,000	1,940,152
5.50%, 11/15/12[a]	2,850,000	3,053,303
WellPoint Health Networks Inc.
6.38%, 01/15/12	1,500,000	1,574,178
WellPoint Inc./Anthem Inc.
6.80%, 08/01/12	10,725,000	11,536,275

		40,217,025
HOME FURNISHINGS – 0.15%
Whirlpool Corp.
5.50%, 03/01/13	5,500,000	5,815,726
Whirlpool Corp.
Series A
8.00%, 05/01/12	5,000,000	5,362,889

		11,178,615
HOUSEHOLD PRODUCTS & WARES – 0.31%
Avery Dennison Corp.
4.88%, 01/15/13	1,750,000	1,840,702
Clorox Co.
5.00%, 03/01/13	6,900,000	7,368,693
5.45%, 10/15/12	4,400,000	4,689,304
Fortune Brands Inc.
3.00%, 06/01/12	3,250,000	3,300,442
Kimberly-Clark Corp.
5.00%, 08/15/13	3,000,000	3,268,293
5.63%, 02/15/12[a]	2,900,000	3,042,410

		23,509,844
HOUSEWARES – 0.07%
Newell Rubbermaid Inc.
6.75%, 03/15/12	5,350,000	5,650,550

		5,650,550

Security	Principal	Value
INSURANCE – 2.47%
Aegon NV
4.75%, 06/01/13	$9,500,000	$10,009,751
American International Group Inc.
3.65%, 01/15/14	5,000,000	5,128,173
4.25%, 05/15/13[a]	9,500,000	9,877,536
4.95%, 03/20/12[a]	6,400,000	6,610,052
Berkshire Hathaway Finance Corp.
1.50%, 01/10/14[a]	3,150,000	3,135,634
2.13%, 02/11/13[a]	14,000,000	14,292,118
4.00%, 04/15/12	6,000,000	6,211,415
4.50%, 01/15/13[a]	3,000,000	3,192,038
4.60%, 05/15/13[a]	14,900,000	15,935,695
4.63%, 10/15/13[a]	7,500,000	8,102,723
4.75%, 05/15/12	10,650,000	11,141,965
5.00%, 08/15/13	11,250,000	12,213,317
Berkshire Hathaway Inc.
5.13%, 09/15/12[a]	8,500,000	9,042,433
Lincoln National Corp.
5.65%, 08/27/12	3,750,000	3,961,833
Marsh & McLennan Companies Inc.
4.85%, 02/15/13	4,500,000	4,697,205
MetLife Inc.
2.38%, 02/06/14[a]	11,000,000	11,112,434
5.38%, 12/15/12[a]	4,700,000	5,025,518
Nationwide Financial Services Inc.
5.90%, 07/01/12	3,100,000	3,239,829
Principal Life Income Fundings Trust
5.30%, 12/14/12	5,250,000	5,606,135
5.30%, 04/24/13[a]	5,000,000	5,390,163
Protective Life Secured Trust
5.45%, 09/28/12	2,250,000	2,371,953
Prudential Financial Inc.
4.50%, 07/15/13	4,500,000	4,744,468
5.15%, 01/15/13	8,500,000	9,007,776
Prudential Financial Inc.
Series D
2.75%, 01/14/13[a]	4,000,000	4,074,088
3.63%, 09/17/12	4,500,000	4,646,258
5.80%, 06/15/12	2,500,000	2,637,044
Travelers Companies Inc. (The)
5.38%, 06/15/12	1,500,000	1,578,080

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS 1-3 YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Travelers Property Casualty Corp.
5.00%, 03/15/13	$5,750,000	$6,148,015

		189,133,649
INTERNET – 0.06%
eBay Inc.
0.88%, 10/15/13[a]	4,650,000	4,606,557

		4,606,557
IRON & STEEL – 0.32%
ArcelorMittal SA
5.38%, 06/01/13	18,000,000	19,231,595
Nucor Corp.
4.88%, 10/01/12[a]	3,000,000	3,170,516
5.00%, 12/01/12	1,780,000	1,893,933

		24,296,044
LODGING – 0.17%
Marriott International Inc.
4.63%, 06/15/12	2,250,000	2,322,151
Marriott International Inc.
Series J
5.63%, 02/15/13	10,000,000	10,654,303

		12,976,454
MACHINERY – 0.08%
Caterpillar Inc.
7.00%, 12/15/13	5,000,000	5,749,981

		5,749,981
MACHINERY – DIVERSIFIED – 0.09%
Roper Industries Inc.
6.63%, 08/15/13	6,500,000	7,210,485

		7,210,485
MANUFACTURING – 1.55%
3M Co.
4.65%, 12/15/12	1,800,000	1,921,553
3M Co.
Series E
4.38%, 08/15/13[a]	9,500,000	10,278,636
Cooper US Inc.
5.25%, 11/15/12	3,250,000	3,469,314
Eaton Corp.
4.90%, 05/15/13	3,000,000	3,217,823
5.75%, 07/15/12	2,400,000	2,546,845

Security	Principal	Value
General Electric Co.
5.00%, 02/01/13[a]	$60,000,000	$64,320,822
Honeywell International Inc.
3.88%, 02/15/14	3,985,000	4,255,942
4.25%, 03/01/13[a]	3,000,000	3,196,404
Ingersoll-Rand Global Holding
Co. Ltd.
6.00%, 08/15/13[a]	9,000,000	9,906,628
Tyco Electronics Group SA
6.00%, 10/01/12	8,000,000	8,556,107
Tyco International Finance SA
6.00%, 11/15/13	6,000,000	6,672,789

		118,342,863
MEDIA – 2.44%
CBS Corp.
5.63%, 08/15/12	280,000	296,100
Comcast Cable Communications
Holdings Inc.
8.38%, 03/15/13	21,250,000	24,085,874
Comcast Cable Holdings LLC
9.80%, 02/01/12	4,250,000	4,594,956
Comcast Corp.
5.30%, 01/15/14[a]	10,000,000	10,897,742
COX Communications Inc.
4.63%, 06/01/13	1,115,000	1,190,806
7.13%, 10/01/12	17,400,000	18,943,244
McGraw-Hill Companies Inc. (The)
5.38%, 11/15/12	3,900,000	4,107,056
NBC Universal Inc.
2.10%, 04/01/14[a,b]	7,000,000	6,955,648
Reed Elsevier Capital Inc.
4.63%, 06/15/12[a]	3,000,000	3,113,752
7.75%, 01/15/14	6,500,000	7,446,878
Thomson Reuters Corp.
5.95%, 07/15/13	8,500,000	9,391,108
Time Warner Cable Inc.
5.40%, 07/02/12	23,200,000	24,507,016
6.20%, 07/01/13	10,500,000	11,579,159
8.25%, 02/14/14	11,000,000	12,818,843
Time Warner Entertainment Co.
8.88%, 10/01/12	2,250,000	2,509,078
10.15%, 05/01/12	1,500,000	1,656,176

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® BARCLAYS 1-3 YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Time Warner Inc.
6.88%, 05/01/12[a]	$9,000,000	$9,601,969
Turner Broadcasting System Inc.
8.38%, 07/01/13	1,460,000	1,673,324
Walt Disney Co. (The)
4.50%, 12/15/13	4,827,000	5,243,352
4.70%, 12/01/12[a]	6,750,000	7,189,629
6.38%, 03/01/12	17,850,000	18,896,973

		186,698,683
MINING – 1.14%
Alcoa Inc.
5.38%, 01/15/13[a]	11,116,000	11,836,052
6.00%, 07/15/13[a]	2,323,000	2,543,514
Barrick Gold Finance Co.
6.13%, 09/15/13	3,500,000	3,879,702
BHP Billiton Finance (USA) Ltd.
4.80%, 04/15/13	18,000,000	19,318,925
5.13%, 03/29/12[a]	6,156,000	6,424,898
8.50%, 12/01/12	1,000,000	1,123,434
Rio Tinto Alcan Inc.
4.50%, 05/15/13	6,000,000	6,390,553
4.88%, 09/15/12	7,000,000	7,375,821
Rio Tinto Finance (USA) Ltd.
5.88%, 07/15/13	5,500,000	6,073,816
8.95%, 05/01/14	7,000,000	8,445,969
Vale Inco Ltd.
7.75%, 05/15/12	2,250,000	2,409,188
Vulcan Materials Co.
5.60%, 11/30/12	3,500,000	3,642,166
WMC Finance USA Ltd.
5.13%, 05/15/13	1,000,000	1,079,736
Xstrata Canada Corp.
7.25%, 07/15/12	2,000,000	2,145,944
7.35%, 06/05/12	4,000,000	4,276,044

		86,965,762
MULTI-NATIONAL – 10.23%
African Development Bank
1.00%, 11/23/11	5,850,000	5,875,787
1.63%, 02/11/13	10,500,000	10,658,663
1.75%, 10/01/12	8,000,000	8,138,744
1.88%, 01/23/12	9,676,000	9,803,888

Security	Principal	Value
Asian Development Bank
1.63%, 07/15/13	$30,000,000	$30,401,901
2.13%, 03/15/12[a]	15,550,000	15,828,544
2.75%, 05/21/14	8,000,000	8,311,376
4.50%, 09/04/12	3,000,000	3,175,078
Corporacion Andina de Fomento
6.88%, 03/15/12	6,850,000	7,221,620
European Bank for Reconstruction and Development
Series G
3.63%, 06/17/13[a]	12,250,000	12,973,894
European Investment Bank
1.25%, 02/14/14	41,500,000	41,298,713
1.63%, 03/15/13	67,200,000	68,201,273
1.75%, 09/14/12	41,000,000	41,716,618
1.88%, 06/17/13	31,300,000	31,904,863
2.88%, 03/15/13	15,000,000	15,591,724
3.25%, 05/15/13	16,000,000	16,790,093
4.63%, 03/21/12[a]	38,028,000	39,689,189
European Investment Bank
Series E
4.25%, 07/15/13	30,000,000	32,195,928
European Investment Bank
Series G
1.25%, 09/17/13	38,000,000	38,085,063
Inter-American Development Bank
1.63%, 07/15/13	1,500,000	1,520,095
3.25%, 11/15/11	3,876,000	3,952,198
4.38%, 09/20/12	18,000,000	19,040,753
4.75%, 10/19/12	14,050,000	14,973,077
Inter-American Development Bank
Series G
1.75%, 10/22/12	24,800,000	25,237,780
3.50%, 03/15/13	23,000,000	24,220,543
International Bank for
Reconstruction and Development
1.13%, 08/25/14	10,000,000	9,866,445
1.75%, 07/15/13	62,000,000	63,113,904
2.00%, 04/02/12	65,308,000	66,447,318
3.13%, 11/15/11	2,900,000	2,956,953
3.50%, 10/08/13	5,000,000	5,306,612

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS 1-3 YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
International Bank for
Reconstruction and Development
Series G
3.63%, 05/21/13[a]	$26,000,000	$27,536,907
International Finance Corp.
3.50%, 05/15/13	16,500,000	17,419,296
4.75%, 04/25/12	8,300,000	8,712,011
Korea Development Bank
5.30%, 01/17/13	9,000,000	9,515,427
5.50%, 11/13/12	5,000,000	5,285,757
5.75%, 09/10/13	2,000,000	2,163,205
8.00%, 01/23/14[a]	18,000,000	20,541,198
Nordic Investment Bank
1.63%, 01/28/13	11,250,000	11,419,565
3.63%, 06/17/13	5,500,000	5,823,725

		782,915,728
OFFICE & BUSINESS EQUIPMENT – 0.31%
Pitney Bowes Inc.
3.88%, 06/15/13	6,000,000	6,238,265
4.63%, 10/01/12	3,750,000	3,933,357
Xerox Corp.
5.50%, 05/15/12	10,500,000	11,046,629
8.25%, 05/15/14[a]	2,000,000	2,347,707

		23,565,958
OIL & GAS – 2.60%
Apache Corp.
5.25%, 04/15/13	5,000,000	5,385,961
6.00%, 09/15/13	8,300,000	9,218,591
6.25%, 04/15/12	5,150,000	5,454,607
Canadian Natural Resources Ltd.
5.15%, 02/01/13	4,000,000	4,265,508
5.45%, 10/01/12	3,450,000	3,675,409
Chevron Corp.
3.45%, 03/03/12	14,724,000	15,168,463
ConocoPhillips
4.75%, 10/15/12	6,000,000	6,372,317
4.75%, 02/01/14[a]	18,000,000	19,601,800
ConocoPhillips Australia
Funding Co.
5.50%, 04/15/13	17,000,000	18,493,952
Devon Energy Corp.
5.63%, 01/15/14	4,000,000	4,406,942

Security	Principal	Value
EnCana Corp.
4.75%, 10/15/13	$2,000,000	$2,149,451
EOG Resources Inc.
6.13%, 10/01/13	3,000,000	3,331,004
Husky Energy Inc.
5.90%, 06/15/14[a]	1,500,000	1,660,307
6.25%, 06/15/12	2,000,000	2,124,268
Murphy Oil Corp.
6.38%, 05/01/12	1,750,000	1,851,659
Nabors Industries Inc.
5.38%, 08/15/12	2,250,000	2,368,759
Nexen Inc.
5.05%, 11/20/13[a]	3,000,000	3,190,182
Noble Corp.
5.88%, 06/01/13	4,000,000	4,372,760
Occidental Petroleum Corp.
1.45%, 12/13/13	8,800,000	8,814,766
6.75%, 01/15/12	2,492,000	2,623,493
7.00%, 11/01/13	8,500,000	9,756,387
Seariver Maritime Inc.
0.00%, 09/01/12	1,000,000	962,500
Shell International Finance BV
1.88%, 03/25/13	26,950,000	27,409,893
4.95%, 03/22/12	7,800,000	8,153,303
Sunoco Logistics Partners LP
7.25%, 02/15/12	3,000,000	3,154,521
Total Capital Canada Ltd.
1.63%, 01/28/14	6,450,000	6,453,835
Transocean Inc.
5.25%, 03/15/13[a]	7,000,000	7,432,265
Transocean Worldwide Inc.
5.00%, 02/15/13	2,000,000	2,109,032
Valero Energy Corp.
6.88%, 04/15/12	8,300,000	8,814,830

		198,776,765
OIL & GAS SERVICES – 0.08%
Weatherford International Ltd.
4.95%, 10/15/13	5,675,000	6,027,381

		6,027,381

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® BARCLAYS 1-3 YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
PACKAGING & CONTAINERS – 0.11%
Packaging Corp. of America
5.75%, 08/01/13	$7,850,000	$8,437,205

		8,437,205
PHARMACEUTICALS – 3.53%
Abbott Laboratories
5.15%, 11/30/12	10,000,000	10,737,132
AmerisourceBergen Corp.
5.63%, 09/15/12[a]	5,750,000	6,108,713
AstraZeneca PLC
5.40%, 09/15/12	16,800,000	17,955,915
Bristol-Myers Squibb Co.
5.25%, 08/15/13	5,250,000	5,751,136
Cardinal Health Inc.
5.50%, 06/15/13	5,513,000	5,969,770
Eli Lilly and Co.
3.55%, 03/06/12[a]	9,750,000	10,058,617
6.00%, 03/15/12	4,328,000	4,579,567
Express Scripts Inc.
5.25%, 06/15/12	7,155,000	7,525,506
GlaxoSmithKline Capital Inc.
4.85%, 05/15/13	32,300,000	34,829,963
McKesson Corp.
7.75%, 02/01/12	7,500,000	7,979,483
Medco Health Solutions Inc.
7.25%, 08/15/13	9,250,000	10,398,848
Merck & Co. Inc.
4.38%, 02/15/13[a]	10,750,000	11,431,790
Novartis Capital Corp.
1.90%, 04/24/13	21,000,000	21,338,312
4.13%, 02/10/14[a]	22,000,000	23,482,543
Pfizer Inc.
4.45%, 03/15/12	57,392,000	59,763,650
Schering-Plough Corp./Merck &
Co. Inc.
5.30%, 12/01/13	9,500,000	10,512,695
Teva Pharmaceutical Finance III LLC
1.50%, 06/15/12	9,600,000	9,656,577
Wyeth
5.50%, 02/01/14[a]	10,595,000	11,724,946

		269,805,163

Security	Principal	Value
PIPELINES – 1.07%
CenterPoint Energy Resources Corp.
Series B
7.88%, 04/01/13	$12,300,000	$13,824,089
Energy Transfer Partners LP
5.65%, 08/01/12	5,750,000	6,088,338
6.00%, 07/01/13	3,010,000	3,294,752
Enterprise Products Operating LLC
4.60%, 08/01/12	5,250,000	5,493,257
7.63%, 02/15/12	4,250,000	4,517,572
Enterprise Products Operating LLC
Series C
6.38%, 02/01/13	3,750,000	4,080,039
Enterprise Products Operating LLC
Series M
5.65%, 04/01/13	10,000,000	10,807,537
Kinder Morgan Energy Partners LP
5.00%, 12/15/13	3,500,000	3,774,613
5.85%, 09/15/12	4,874,000	5,200,085
7.13%, 03/15/12	4,100,000	4,348,347
NuStar Pipeline Operating
Partnership LP
5.88%, 06/01/13	4,500,000	4,841,551
7.75%, 02/15/12	2,415,000	2,550,777
ONEOK Partners LP
5.90%, 04/01/12	4,750,000	4,984,858
Plains All American Pipeline LP
4.25%, 09/01/12[a]	5,450,000	5,680,748
Transcontinental Gas Pipe
Line Corp.
Series B
8.88%, 07/15/12	2,000,000	2,196,982

		81,683,545
REAL ESTATE INVESTMENT TRUSTS – 0.55%
Boston Properties LP
6.25%, 01/15/13	2,554,000	2,769,353
Duke Realty LP
6.25%, 05/15/13	5,367,000	5,791,440
ERP Operating LP
5.20%, 04/01/13	4,000,000	4,260,850
6.63%, 03/15/12	2,875,000	3,038,983

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS 1-3 YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
HCP Inc.
2.70%, 02/01/14	$3,550,000	$3,571,403
6.45%, 06/25/12	3,675,000	3,894,358
Health Care Property Investors Inc.
5.65%, 12/15/13	1,300,000	1,393,676
Hospitality Properties Trust
6.75%, 02/15/13	2,000,000	2,149,754
Nationwide Health Properties Inc.
6.25%, 02/01/13	9,750,000	10,413,168
ProLogis
5.50%, 04/01/12	1,500,000	1,538,239
5.50%, 03/01/13	3,000,000	3,143,412

		41,964,636
RETAIL – 2.34%
AutoZone Inc.
5.88%, 10/15/12	3,000,000	3,211,110
6.50%, 01/15/14[a]	2,500,000	2,761,937
Best Buy Co. Inc.
6.75%, 07/15/13	4,000,000	4,409,674
Costco Wholesale Corp.
5.30%, 03/15/12	7,378,000	7,753,356
CVS Caremark Corp.
6.30%, 06/01/12[c]	9,050,000	8,891,625
Darden Restaurants Inc.
5.63%, 10/15/12	3,250,000	3,459,229
Home Depot Inc. (The)
5.25%, 12/16/13	10,600,000	11,615,927
Lowe’s Companies Inc.
5.60%, 09/15/12[a]	7,500,000	8,044,906
McDonald’s Corp.
4.30%, 03/01/13[a]	6,000,000	6,386,398
5.75%, 03/01/12[a]	2,700,000	2,824,297
Staples Inc.
9.75%, 01/15/14	24,000,000	29,080,093
Target Corp.
4.00%, 06/15/13[a]	3,000,000	3,200,433
5.88%, 03/01/12	21,100,000	22,193,168
Wal-Mart Stores Inc.
0.75%, 10/25/13[a]	5,500,000	5,451,541
3.20%, 05/15/14	6,500,000	6,806,179
4.25%, 04/15/13[a]	12,330,000	13,150,941
4.55%, 05/01/13	15,000,000	16,142,330

Security	Principal	Value
5.00%, 04/05/12[a]	$5,200,000	$5,446,950
7.25%, 06/01/13	1,000,000	1,136,568
Walgreen Co.
4.88%, 08/01/13[a]	13,500,000	14,675,391
Yum! Brands Inc.
7.70%, 07/01/12	2,250,000	2,418,807

		179,060,860
SAVINGS & LOANS – 0.08%
Golden West Financial Corp.
4.75%, 10/01/12	3,000,000	3,154,951
OneBeacon U.S. Holdings Inc.
5.88%, 05/15/13	2,500,000	2,614,632

		5,769,583
SEMICONDUCTORS – 0.17%
Broadcom Corp.
1.50%, 11/01/13[b]	700,000	694,766
Maxim Integrated Products Inc.
3.45%, 06/14/13	3,600,000	3,660,320
National Semiconductor Corp.
6.15%, 06/15/12	8,000,000	8,447,675

		12,802,761
SOFTWARE – 0.58%
Fiserv Inc.
6.13%, 11/20/12	12,657,000	13,626,831
Intuit Inc.
5.40%, 03/15/12	3,405,000	3,549,004
Microsoft Corp.
0.88%, 09/27/13[a]	11,000,000	10,926,818
Oracle Corp.
4.95%, 04/15/13	15,000,000	16,178,902

		44,281,555
TELECOMMUNICATIONS – 4.76%
Alltel Corp.
7.00%, 07/01/12	9,725,000	10,483,786
AT&T Inc.
4.85%, 02/15/14[a]	13,500,000	14,613,372
4.95%, 01/15/13[a]	29,000,000	31,041,614
5.88%, 08/15/12	6,500,000	6,967,712
6.70%, 11/15/13	8,250,000	9,338,764
AT&T Wireless Services Inc.
8.13%, 05/01/12	26,300,000	28,519,837

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® BARCLAYS 1-3 YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
BellSouth Corp.
4.75%, 11/15/12	$6,600,000	$7,007,204
British Telecom PLC
5.15%, 01/15/13	8,250,000	8,781,898
Cellco Partnership/Verizon Wireless
Capital LLC
5.55%, 02/01/14[a]	15,000,000	16,562,310
7.38%, 11/15/13	14,774,000	17,050,162
CenturyLink Inc.
7.88%, 08/15/12[a]	6,057,000	6,543,178
Deutsche Telekom International
Finance BV
5.25%, 07/22/13	13,000,000	14,090,257
5.88%, 08/20/13	7,500,000	8,256,329
Embarq Corp.
6.74%, 06/01/13	5,000,000	5,444,696
Motorola Inc.
5.38%, 11/15/12	3,750,000	3,956,250
Qwest Corp.
8.88%, 03/15/12	20,554,000	22,169,119
Rogers Communications Inc.
7.25%, 12/15/12	6,300,000	6,956,005
7.88%, 05/01/12	2,250,000	2,425,124
Rogers Wireless Inc.
6.38%, 03/01/14	6,500,000	7,311,133
Telecom Italia Capital SA
5.25%, 11/15/13	12,940,000	13,506,050
6.18%, 06/18/14	5,000,000	5,338,225
Telefonica Emisiones SAU
2.58%, 04/26/13[a]	14,000,000	14,100,423
5.86%, 02/04/13	7,000,000	7,474,286
Telstra Corp. Ltd.
6.38%, 04/01/12[a]	2,550,000	2,673,479
Verizon Communications Inc.
4.35%, 02/15/13[a]	9,500,000	10,059,892
5.25%, 04/15/13	25,640,000	27,787,647
6.88%, 06/15/12	3,250,000	3,496,554
7.38%, 09/01/12	12,250,000	13,412,087
Verizon Maryland Inc.
Series A
6.13%, 03/01/12	4,000,000	4,206,025
Verizon New York Inc.
6.88%, 04/01/12[a]	7,500,000	7,966,067

Security	Principal	Value
Verizon Virginia Inc.
Series A
4.63%, 03/15/13	$15,000,000	$15,817,226
Vodafone Group PLC
5.00%, 12/16/13[a]	9,750,000	10,598,811

		363,955,522
TOYS, GAMES & HOBBIES – 0.07%
Mattel Inc.
5.63%, 03/15/13	5,000,000	5,377,161

		5,377,161
TRANSPORTATION – 0.90%
Burlington Northern Santa Fe Corp.
5.90%, 07/01/12	3,200,000	3,412,065
7.00%, 02/01/14[a]	11,016,000	12,614,713
Canadian National Railway Co.
4.40%, 03/15/13[a]	4,956,000	5,275,692
CSX Corp.
5.50%, 08/01/13	9,750,000	10,614,201
5.75%, 03/15/13	750,000	814,744
6.30%, 03/15/12	3,325,000	3,510,656
Federal Express Corp.
9.65%, 06/15/12	1,500,000	1,661,821
Union Pacific Corp.
5.45%, 01/31/13	12,575,000	13,561,110
United Parcel Service Inc.
4.50%, 01/15/13[a]	16,500,000	17,508,630

		68,973,632
TRUCKING & LEASING – 0.08%
GATX Corp.
4.75%, 10/01/12	6,125,000	6,411,792

		6,411,792
WATER – 0.08%
Veolia Environnement
5.25%, 06/03/13	5,650,000	6,119,600

		6,119,600

TOTAL CORPORATE BONDS & NOTES
(Cost: $6,896,042,658)		6,989,189,408

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS 1-3 YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
FOREIGN GOVERNMENT BONDS & NOTES[e] – 6.45%
BRAZIL – 0.16%
Brazil (Federative Republic of)
10.25%, 06/17/13	$10,000,000	$11,960,000

		11,960,000
CANADA – 2.52%
Export Development Canada
1.75%, 09/24/12	18,000,000	18,327,911
2.38%, 03/19/12	15,750,000	16,075,784
3.50%, 05/16/13[a]	12,000,000	12,685,243
4.50%, 10/25/12[a]	6,450,000	6,860,624
Financement Quebec
5.00%, 10/25/12	4,000,000	4,249,560
Hydro-Quebec
Series IF
8.00%, 02/01/13	8,000,000	9,035,361
Manitoba (Province of)
2.13%, 04/22/13	8,500,000	8,712,270
5.00%, 02/15/12[a]	6,550,000	6,828,437
Ontario (Province of)
1.38%, 01/27/14[a]	24,000,000	23,904,350
1.88%, 11/19/12[a]	28,500,000	29,050,697
2.63%, 01/20/12	13,428,000	13,694,640
3.50%, 07/15/13[a]	15,000,000	15,799,496
4.38%, 02/15/13[a]	4,000,000	4,261,618
4.95%, 06/01/12[a]	8,850,000	9,326,886
5.00%, 10/18/11	7,000,000	7,200,809
5.13%, 07/17/12	3,500,000	3,713,875
Saskatchewan (Province of)
8.00%, 02/01/13	2,800,000	3,146,633

		192,874,194
CHILE – 0.17%
Chile (Republic of)
5.50%, 01/15/13	12,000,000	12,888,600

		12,888,600

Security	Principal	Value
ITALY – 1.27%
Italy (Republic of)
2.13%, 10/05/12[a]	$24,000,000	$24,196,843
2.13%, 09/16/13[a]	15,000,000	14,980,086
4.38%, 06/15/13[a]	30,000,000	31,487,646
5.63%, 06/15/12[a]	25,500,000	26,861,542

		97,526,117
JAPAN – 0.89%
Japan Finance Corp.
1.50%, 07/06/12	22,500,000	22,739,391
2.13%, 11/05/12	34,000,000	34,778,345
4.25%, 06/18/13[a]	10,000,000	10,720,861

		68,238,597
MEXICO – 0.60%
United Mexican States
5.88%, 01/15/14	7,500,000	8,220,000
5.88%, 02/17/14[a]	16,500,000	18,092,250
6.38%, 01/16/13[a]	12,000,000	13,115,880
7.50%, 01/14/12	6,250,000	6,609,375

		46,037,505
PERU – 0.04%
Peru (Republic of)
9.13%, 02/21/12	2,750,000	2,951,190

		2,951,190
POLAND – 0.32%
Poland (Republic of)
5.25%, 01/15/14	10,000,000	10,675,000
6.25%, 07/03/12	13,000,000	13,877,500

		24,552,500
SOUTH AFRICA – 0.13%
South Africa (Republic of)
7.38%, 04/25/12	9,000,000	9,618,750

		9,618,750
SOUTH KOREA – 0.35%
Korea (Republic of)
4.25%, 06/01/13[a]	10,000,000	10,440,681
4.88%, 09/22/14	15,000,000	16,010,389

		26,451,070

TOTAL FOREIGN GOVERNMENT BONDS & NOTES
(Cost: $488,180,249)		493,098,523

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® BARCLAYS 1-3 YEAR CREDIT BOND FUND

February 28, 2011

Security	Shares or Principal	Value
MUNICIPAL DEBT OBLIGATIONS – 0.15%
ILLINOIS – 0.15%
State of Illinois GO
3.32%, 01/01/13	$9,000,000	$8,993,520
4.07%, 01/01/14	2,500,000	2,505,925

		11,499,445

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $11,555,998)		11,499,445

SHORT-TERM INVESTMENTS – 7.60%

MONEY MARKET FUNDS – 7.60%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.23%[d,f,g]	315,159,368	315,159,368
BlackRock Cash Funds: Prime,
SL Agency Shares
0.22%[d,f,g]	52,926,876	52,926,876
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.07%[d,f]	213,459,624	213,459,624

		581,545,868

TOTAL SHORT-TERM INVESTMENTS
(Cost: $581,545,868)		581,545,868

TOTAL INVESTMENTS
IN SECURITIES – 105.56%
(Cost: $7,977,324,773)		8,075,333,244

Other Assets, Less Liabilities – (5.56)%		(425,139,738)

NET ASSETS – 100.00%		$7,650,193,506

GO – General Obligation

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Variable rate security. Rate shown is as of report date.
[d]	Affiliated issuer. See Note 2.
[e]	Investments are denominated in U.S. dollars.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
CORPORATE BONDS & NOTES – 91.69%
ADVERTISING – 0.05%
Omnicom Group Inc.
4.45%, 08/15/20	$400,000	$393,471
6.25%, 07/15/19	1,000,000	1,116,079

		1,509,550
AEROSPACE & DEFENSE – 1.03%
Boeing Co. (The)
1.88%, 11/20/12	4,000,000	4,067,191
4.88%, 02/15/20	1,250,000	1,337,924
6.00%, 03/15/19[a]	2,550,000	2,923,042
Embraer Overseas Ltd.
6.38%, 01/15/20	1,750,000	1,846,495
General Dynamics Corp.
4.25%, 05/15/13	2,500,000	2,654,837
5.25%, 02/01/14[a]	1,174,000	1,286,325
L-3 Communications Corp.
4.75%, 07/15/20	1,250,000	1,253,201
4.95%, 02/15/21	1,100,000	1,122,038
5.20%, 10/15/19	1,300,000	1,353,507
Lockheed Martin Corp.
4.25%, 11/15/19	1,250,000	1,255,794
Northrop Grumman Corp.
3.70%, 08/01/14	2,500,000	2,625,793
Raytheon Co.
4.40%, 02/15/20	2,550,000	2,584,807
6.40%, 12/15/18	500,000	577,235
Rockwell Collins Inc.
5.25%, 07/15/19	200,000	217,403
United Technologies Corp.
4.50%, 04/15/20	1,500,000	1,560,846
4.88%, 05/01/15	3,000,000	3,306,740
6.13%, 02/01/19	1,711,000	1,972,479

		31,945,657
AGRICULTURE – 1.03%
Altria Group Inc.
4.13%, 09/11/15	1,000,000	1,037,081
8.50%, 11/10/13	2,950,000	3,467,940
9.25%, 08/06/19	2,625,000	3,402,519
9.70%, 11/10/18	3,555,000	4,659,819
Archer-Daniels-Midland Co.
5.45%, 03/15/18	750,000	829,927

Security	Principal	Value
Bunge Ltd. Finance Corp.
5.35%, 04/15/14	$2,375,000	$2,506,392
8.50%, 06/15/19	400,000	475,587
Lorillard Tobacco Co.
6.88%, 05/01/20	1,000,000	1,025,807
8.13%, 06/23/19	800,000	892,400
Philip Morris International Inc.
4.50%, 03/26/20	1,750,000	1,807,193
4.88%, 05/16/13	2,450,000	2,637,893
5.65%, 05/16/18	3,333,000	3,748,541
Reynolds American Inc.
6.75%, 06/15/17	1,322,000	1,491,915
7.25%, 06/01/13	1,950,000	2,181,482
7.63%, 06/01/16[a]	1,500,000	1,783,391

		31,947,887
AIRLINES – 0.26%
American Airlines 2011-1 Pass
Through Trust Class A
5.25%, 07/31/22	400,000	396,000
Continental Airlines Inc.
Series 2010 Class A
4.75%, 01/12/21	200,000	198,000
Delta Airlines Inc.
Series 2010-1 Class A
6.20%, 07/02/18	1,976,584	2,085,296
Southwest Airlines Co.
5.75%, 12/15/16[a]	2,000,000	2,153,709
United Airlines 2009-1 Pass
Through Trust
10.40%, 05/01/18	2,832,920	3,286,187

		8,119,192
AUTO MANUFACTURERS – 0.12%
Daimler Finance North America LLC
6.50%, 11/15/13	3,333,000	3,744,927

		3,744,927
AUTO PARTS & EQUIPMENT – 0.13%
BorgWarner Inc.
4.63%, 09/15/20	600,000	598,149
Johnson Controls Inc.
4.25%, 03/01/21	1,000,000	996,291
5.50%, 01/15/16[a]	2,200,000	2,443,551

		4,037,991

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
BANKS – 15.51%
American Express Bank FSB
5.55%, 10/17/12	$5,004,000	$5,333,774
6.00%, 09/13/17	750,000	839,358
American Express Centurion Bank
6.00%, 09/13/17	1,250,000	1,398,930
Bank of America Corp.
3.70%, 09/01/15[a]	5,500,000	5,552,856
4.50%, 04/01/15	6,000,000	6,257,059
4.88%, 01/15/13	6,020,000	6,314,982
4.90%, 05/01/13	2,000,000	2,118,472
5.42%, 03/15/17	1,500,000	1,547,019
5.49%, 03/15/19	2,250,000	2,282,751
5.63%, 07/01/20	3,250,000	3,381,288
5.65%, 05/01/18	5,675,000	6,011,745
5.75%, 12/01/17	5,500,000	5,907,492
6.50%, 08/01/16	2,250,000	2,540,391
7.38%, 05/15/14	5,000,000	5,677,627
7.63%, 06/01/19	2,750,000	3,229,728
Bank of America N.A.
Series BKNT
5.30%, 03/15/17	2,000,000	2,092,873
6.10%, 06/15/17	5,100,000	5,508,861
Bank of Montreal
2.13%, 06/28/13	1,000,000	1,017,946
Bank of New York Mellon
Corp. (The)
2.95%, 06/18/15[a]	2,000,000	2,037,434
3.10%, 01/15/15	500,000	508,450
4.15%, 02/01/21	1,000,000	998,747
4.30%, 05/15/14	2,000,000	2,154,121
4.60%, 01/15/20	925,000	958,012
4.95%, 11/01/12	3,333,000	3,539,256
5.45%, 05/15/19	1,500,000	1,654,613
Bank of Nova Scotia
2.25%, 01/22/13	2,000,000	2,044,139
3.40%, 01/22/15	5,000,000	5,168,150
4.38%, 01/13/21	650,000	645,333
Barclays Bank PLC
2.38%, 01/13/14	2,000,000	2,010,544
2.50%, 01/23/13	3,900,000	3,969,746
5.00%, 09/22/16	2,000,000	2,130,794
5.13%, 01/08/20	5,250,000	5,358,199

Security	Principal	Value
5.14%, 10/14/20[a]	$1,000,000	$945,787
5.20%, 07/10/14	2,000,000	2,167,212
5.45%, 09/12/12	2,550,000	2,711,124
6.75%, 05/22/19	1,750,000	1,975,023
BB&T Corp.
3.20%, 03/15/16	750,000	748,957
3.85%, 07/27/12	1,000,000	1,037,699
5.20%, 12/23/15	1,137,000	1,230,350
5.25%, 11/01/19	2,200,000	2,290,713
5.70%, 04/30/14	2,700,000	2,972,946
BNP Paribas SA
2.13%, 12/21/12	2,250,000	2,281,461
3.25%, 03/11/15	1,000,000	1,009,886
5.00%, 01/15/21	7,500,000	7,560,593
Canadian Imperial Bank of Commerce
1.45%, 09/13/13	1,500,000	1,493,762
2.35%, 12/11/15	1,700,000	1,648,350
Charter One Bank N.A.
6.38%, 05/15/12	1,000,000	1,039,755
China Development Bank
5.00%, 10/15/15	1,000,000	1,081,064
Comerica Bank
5.20%, 08/22/17	2,700,000	2,841,464
Cooperatieve Centrale Raiffeisen-
Boerenleenbank B.A.
2.13%, 10/13/15	1,000,000	965,146
4.50%, 01/11/21	5,850,000	5,875,090
Credit Suisse
5.40%, 01/14/20	2,000,000	2,018,778
Credit Suisse New York
3.45%, 07/02/12	2,000,000	2,064,372
3.50%, 03/23/15	2,500,000	2,553,431
4.38%, 08/05/20[a]	1,750,000	1,701,160
5.00%, 05/15/13	5,400,000	5,785,459
5.30%, 08/13/19	1,500,000	1,576,524
5.50%, 05/01/14	4,000,000	4,393,286
6.00%, 02/15/18	2,000,000	2,114,402
Deutsche Bank AG London
2.38%, 01/11/13	2,000,000	2,032,052
3.25%, 01/11/16	1,000,000	1,001,425
3.45%, 03/30/15	4,450,000	4,545,629
4.88%, 05/20/13	2,000,000	2,130,994

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
5.38%, 10/12/12	$4,000,000	$4,256,233
6.00%, 09/01/17	3,504,000	3,877,328
Discover Bank
7.00%, 04/15/20	500,000	554,510
8.70%, 11/18/19	1,000,000	1,210,150
Export-Import Bank of Korea (The)
5.13%, 06/29/20	2,450,000	2,462,421
5.50%, 10/17/12	2,550,000	2,691,769
8.13%, 01/21/14	4,650,000	5,322,649
Fifth Third Bancorp
3.63%, 01/25/16	200,000	201,044
4.50%, 06/01/18	500,000	488,923
5.45%, 01/15/17	1,300,000	1,355,194
6.25%, 05/01/13	1,500,000	1,638,213
Fifth Third Capital Trust IV
6.50%, 04/15/17[b]	500,000	482,500
First Horizon National Corp.
5.38%, 12/15/15	1,000,000	1,037,802
HSBC Bank (USA) N.A.
4.63%, 04/01/14	2,500,000	2,644,160
HSBC Holdings PLC
5.25%, 12/12/12	1,711,000	1,798,866
ICICI Bank Ltd.
6.63%, 10/03/12[c]	1,500,000	1,585,450
JPMorgan Chase Bank N.A.
Series BKNT
6.00%, 10/01/17	6,341,000	7,023,875
KeyBank N.A.
5.45%, 03/03/16	1,536,000	1,651,438
5.70%, 08/15/12	1,350,000	1,431,000
KeyCorp
3.75%, 08/13/15	2,000,000	2,025,558
KfW
1.25%, 06/15/12	2,000,000	2,018,643
1.25%, 10/26/15	2,000,000	1,913,138
1.38%, 07/15/13	3,750,000	3,777,478
1.38%, 01/13/14	5,500,000	5,509,156
1.88%, 01/14/13	10,500,000	10,707,744
2.00%, 01/17/12	5,500,000	5,576,340
2.63%, 03/03/15	5,100,000	5,236,583
2.63%, 02/16/16	3,000,000	3,033,224
2.75%, 10/21/14[a]	2,500,000	2,589,048
2.75%, 09/08/20	750,000	694,325

Security	Principal	Value
3.25%, 10/14/11	$5,000,000	$5,089,110
3.25%, 03/15/13	6,750,000	7,071,418
3.50%, 05/16/13	6,500,000	6,857,984
3.50%, 03/10/14	9,350,000	9,913,307
4.00%, 01/27/20	3,500,000	3,615,262
4.50%, 07/16/18[a]	6,047,000	6,564,838
4.75%, 05/15/12	2,500,000	2,627,026
4.88%, 01/17/17[a]	6,000,000	6,683,520
4.88%, 06/17/19	3,000,000	3,311,157
Landeskreditbank Baden- Wuerttemberg – Foerderbank
4.88%, 01/13/12[a]	1,200,000	1,243,584
Landwirtschaftliche Rentenbank
2.50%, 02/15/16	2,000,000	1,996,085
3.13%, 07/15/15	6,000,000	6,211,751
Landwirtschaftliche Rentenbank
Series G
5.00%, 11/08/16	6,010,000	6,697,524
Lloyds TSB Bank PLC
4.88%, 01/21/16	2,200,000	2,229,238
6.38%, 01/21/21	2,600,000	2,672,665
Manufacturers and Traders Trust Co.
6.63%, 12/04/17	1,000,000	1,127,828
National City Corp.
4.90%, 01/15/15	1,322,000	1,413,761
Northern Trust Corp.
3.45%, 11/04/20	1,150,000	1,096,491
4.63%, 05/01/14	1,000,000	1,086,110
Oesterreichische Kontrollbank AG
1.38%, 01/21/14	1,500,000	1,497,374
4.75%, 10/16/12	3,333,000	3,549,427
4.88%, 02/16/16[a]	4,250,000	4,686,061
5.00%, 04/25/17	1,800,000	1,997,118
PNC Funding Corp.
4.25%, 09/21/15[d]	750,000	786,776
4.38%, 08/11/20[d]	2,000,000	2,009,154
5.13%, 02/08/20[d]	1,500,000	1,589,238
5.25%, 11/15/15[d]	3,037,000	3,274,118
5.40%, 06/10/14[d]	3,000,000	3,280,351
5.63%, 02/01/17[d]	1,750,000	1,873,213
Royal Bank of Canada
1.13%, 01/15/14	1,000,000	984,944

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
2.10%, 07/29/13	$1,000,000	$1,019,688
2.63%, 12/15/15	2,000,000	1,994,375
Royal Bank of Canada, New York
2.25%, 03/15/13	500,000	513,405
Royal Bank of Scotland Group PLC
3.40%, 08/23/13	1,450,000	1,474,577
3.95%, 09/21/15	3,850,000	3,820,235
4.88%, 03/16/15	2,250,000	2,317,046
5.00%, 10/01/14	1,833,000	1,786,793
5.05%, 01/08/15	2,000,000	1,949,558
6.13%, 01/11/21	3,200,000	3,242,186
6.40%, 10/21/19	1,000,000	1,015,449
Sovereign Bank
5.13%, 03/15/13	1,250,000	1,276,313
8.75%, 05/30/18	250,000	275,758
State Street Corp.
4.30%, 05/30/14	1,500,000	1,617,049
4.96%, 03/15/18	500,000	513,200
5.25%, 10/15/18	1,000,000	1,087,188
SunTrust Bank
6.00%, 09/11/17	750,000	799,258
7.25%, 03/15/18	500,000	557,729
Swedish Export Credit Corp.
3.25%, 09/16/14	1,500,000	1,567,969
U.S. Bancorp
2.45%, 07/27/15	2,000,000	1,980,363
2.88%, 11/20/14	500,000	513,536
3.44%, 02/01/16	2,000,000	1,986,947
U.S. Bancorp
Series MTN
1.13%, 10/30/13	2,000,000	1,981,092
1.38%, 09/13/13	1,000,000	997,196
U.S. Bancorp
Series S
2.00%, 06/14/13	1,500,000	1,520,570
UBS AG Stamford
2.25%, 01/28/14	500,000	501,204
3.88%, 01/15/15	1,500,000	1,548,298
4.88%, 08/04/20[a]	4,000,000	4,048,051
5.75%, 04/25/18	1,950,000	2,107,986
5.88%, 12/20/17	3,533,000	3,854,635

Security	Principal	Value
UBS AG Stamford
Series 10
5.88%, 07/15/16	$2,250,000	$2,414,070
UBS Preferred Funding Trust V
Series 1
6.24%, 05/15/16[b]	1,300,000	1,257,750
US Bank N.A.
4.80%, 04/15/15	1,692,000	1,816,859
Wachovia Bank N.A./Wells Fargo & Co.
4.88%, 02/01/15	4,192,000	4,466,336
Wachovia Corp./Wells Fargo & Co.
5.25%, 08/01/14	2,750,000	2,976,053
5.50%, 05/01/13	6,000,000	6,504,510
5.63%, 10/15/16[a]	2,750,000	3,055,044
5.75%, 06/15/17	3,900,000	4,322,729
5.75%, 02/01/18	2,900,000	3,234,458
Wells Fargo & Co.
3.63%, 04/15/15	500,000	517,176
3.68%, 06/15/16	3,900,000	3,976,888
4.38%, 01/31/13	5,000,000	5,285,927
5.00%, 11/15/14[a]	1,000,000	1,076,379
5.13%, 09/01/12	4,000,000	4,230,355
5.13%, 09/15/16	1,250,000	1,362,125
5.63%, 12/11/17	3,897,000	4,326,768
Wells Fargo Bank N.A.
4.75%, 02/09/15	4,000,000	4,252,420
5.75%, 05/16/16[a]	900,000	1,002,967
Westpac Banking Corp.
2.10%, 08/02/13	1,500,000	1,512,797
2.25%, 11/19/12	4,050,000	4,115,895
3.00%, 08/04/15	3,500,000	3,494,553
3.00%, 12/09/15[a]	1,500,000	1,490,881
4.20%, 02/27/15	1,000,000	1,050,270
4.63%, 06/01/18[a]	1,650,000	1,681,434
4.88%, 11/19/19[a]	1,000,000	1,036,570

		480,144,647
BEVERAGES – 1.87%
Anheuser-Busch Companies Inc.
5.50%, 01/15/18	2,670,000	2,931,105

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Anheuser-Busch InBev Worldwide Inc.
3.00%, 10/15/12	$2,750,000	$2,829,799
4.13%, 01/15/15	3,200,000	3,394,656
4.38%, 02/15/21[a]	225,000	225,705
5.38%, 01/15/20	3,000,000	3,245,946
Bottling Group LLC
5.50%, 04/01/16[a]	1,322,000	1,497,530
6.95%, 03/15/14	2,500,000	2,890,014
Brown-Forman Corp.
2.50%, 01/15/16	1,200,000	1,187,039
Coca-Cola Co. (The)
1.50%, 11/15/15	1,000,000	956,823
3.15%, 11/15/20	9,100,000	8,437,232
3.63%, 03/15/14	1,950,000	2,056,917
Coca-Cola Enterprises Inc.
1.13%, 11/12/13	100,000	98,781
3.50%, 09/15/20	750,000	709,348
4.50%, 09/01/21	1,484,000	1,514,458
7.38%, 03/03/14	1,600,000	1,854,029
Diageo Capital PLC
7.38%, 01/15/14	2,750,000	3,159,349
Diageo Finance BV
5.30%, 10/28/15	3,333,000	3,665,726
5.50%, 04/01/13	1,750,000	1,895,355
Dr Pepper Snapple Group Inc.
2.90%, 01/15/16	1,150,000	1,145,441
PepsiAmericas Inc.
4.38%, 02/15/14	2,500,000	2,687,172
PepsiCo Inc.
3.10%, 01/15/15	2,800,000	2,904,890
3.13%, 11/01/20	500,000	461,955
4.50%, 01/15/20	1,500,000	1,564,013
4.65%, 02/15/13	2,533,000	2,696,912
5.00%, 06/01/18	1,950,000	2,127,263
7.90%, 11/01/18	1,322,000	1,681,972

		57,819,430

BIOTECHNOLOGY – 0.49%
Amgen Inc.
3.45%, 10/01/20	1,000,000	944,691
4.85%, 11/18/14	2,500,000	2,736,456
5.70%, 02/01/19	1,711,000	1,917,102

Security	Principal	Value
Bio-Rad Laboratories Inc.
4.88%, 12/15/20	$300,000	$295,613
Biogen Idec Inc.
6.00%, 03/01/13	3,450,000	3,697,556
Celgene Corp.
3.95%, 10/15/20	1,500,000	1,426,471
Genentech Inc.
4.75%, 07/15/15	2,000,000	2,169,032
Life Technologies Corp.
4.40%, 03/01/15	2,000,000	2,090,397

		15,277,318

BUILDING MATERIALS – 0.26%
CRH America Inc.
5.30%, 10/15/13	1,666,000	1,771,058
6.00%, 09/30/16	2,200,000	2,356,964
Lafarge SA
6.50%, 07/15/16	2,000,000	2,121,554
Owens Corning
9.00%, 06/15/19	1,640,000	1,949,689

		8,199,265

CHEMICALS – 1.59%
Airgas Inc.
2.85%, 10/01/13	1,000,000	1,014,005
Albemarle Corp.
4.50%, 12/15/20	1,000,000	983,211
Dow Chemical Co. (The)
2.50%, 02/15/16	1,000,000	964,249
4.25%, 11/15/20	1,000,000	962,528
4.85%, 08/15/12	1,950,000	2,051,277
5.70%, 05/15/18[a]	1,300,000	1,410,381
5.90%, 02/15/15[a]	1,750,000	1,945,703
6.00%, 10/01/12	1,322,000	1,419,301
7.60%, 05/15/14	2,600,000	3,022,145
8.55%, 05/15/19	3,000,000	3,798,421
E.I. du Pont de Nemours and Co.
3.25%, 01/15/15	5,500,000	5,684,672
4.63%, 01/15/20	4,250,000	4,409,505
5.00%, 01/15/13	555,000	594,585
5.88%, 01/15/14[a]	578,000	642,296
6.00%, 07/15/18	2,250,000	2,563,200
Lubrizol Corp.
8.88%, 02/01/19	1,076,000	1,348,557

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Potash Corp. of Saskatchewan Inc.
3.25%, 12/01/17	$700,000	$685,922
5.25%, 05/15/14	2,750,000	3,006,905
PPG Industries Inc.
1.90%, 01/15/16	100,000	94,661
3.60%, 11/15/20	100,000	93,994
5.75%, 03/15/13	2,000,000	2,166,329
6.65%, 03/15/18	584,000	677,526
Praxair Inc.
3.25%, 09/15/15	1,950,000	2,009,198
5.25%, 11/15/14[a]	1,666,000	1,854,376
6.38%, 04/01/12	3,450,000	3,657,484
Rohm and Haas Co.
6.00%, 09/15/17	1,076,000	1,189,767
Sherwin-Williams Co. (The)
3.13%, 12/15/14	500,000	517,382
Sigma-Aldrich Corp.
3.38%, 11/01/20	350,000	324,200

		49,091,780

COMMERCIAL SERVICES – 0.67%
Block Financial LLC
5.13%, 10/30/14[a]	1,000,000	1,022,500
Duke University
4.20%, 04/01/14	1,554,000	1,671,960
Emory University
5.63%, 09/01/19	1,000,000	1,114,964
McKesson Corp.
5.70%, 03/01/17	1,617,000	1,818,493
Moody’s Corp.
5.50%, 09/01/20[a]	800,000	804,988
Princeton University
Series A
4.95%, 03/01/19	500,000	544,196
R.R. Donnelley & Sons Co.
4.95%, 04/01/14[a]	1,000,000	1,030,000
6.13%, 01/15/17[a]	1,617,000	1,649,340
7.63%, 06/15/20[a]	1,500,000	1,575,000
SAIC Inc.
4.45%, 12/01/20[c]	800,000	802,159
Stanford University
3.63%, 05/01/14	3,000,000	3,185,485
4.75%, 05/01/19	318,000	341,910

Security	Principal	Value
Vanderbilt University
5.25%, 04/01/19	$750,000	$826,965
Western Union Co. (The)
5.25%, 04/01/20	802,000	833,538
5.93%, 10/01/16	1,250,000	1,380,287
6.50%, 02/26/14	1,100,000	1,227,059
Yale University
2.90%, 10/15/14	1,000,000	1,037,901

		20,866,745

COMPUTERS – 1.37%
Computer Sciences Corp.
5.50%, 03/15/13	2,000,000	2,135,497
6.50%, 03/15/18	1,000,000	1,074,860
Dell Inc.
2.30%, 09/10/15[a]	700,000	687,046
4.70%, 04/15/13	1,500,000	1,610,055
5.88%, 06/15/19	750,000	830,742
Electronic Data Systems Corp.
Series B
6.00%, 08/01/13	2,000,000	2,210,872
Hewlett-Packard Co.
1.25%, 09/13/13	2,500,000	2,488,338
2.20%, 12/01/15	2,000,000	1,956,757
3.75%, 12/01/20	1,000,000	965,405
4.50%, 03/01/13	2,750,000	2,923,845
6.13%, 03/01/14	4,188,000	4,693,303
IBM International Group Capital LLC
5.05%, 10/22/12	2,550,000	2,723,421
International Business Machines Corp.
1.00%, 08/05/13	2,500,000	2,476,909
2.00%, 01/05/16	2,000,000	1,942,318
4.75%, 11/29/12	3,333,000	3,555,275
5.70%, 09/14/17	750,000	853,269
6.50%, 10/15/13	2,500,000	2,814,109
7.63%, 10/15/18	2,990,000	3,770,986
8.38%, 11/01/19	1,125,000	1,490,643
Lexmark International Inc.
6.65%, 06/01/18	1,200,000	1,284,000

		42,487,650

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
COSMETICS & PERSONAL CARE – 0.46%
Avon Products Inc.
5.63%, 03/01/14[a]	$1,000,000	$1,096,958
6.50%, 03/01/19	1,000,000	1,150,137
Colgate-Palmolive Co.
Series F
3.15%, 08/05/15	2,000,000	2,063,694
Procter & Gamble Co. (The)
1.38%, 08/01/12	1,500,000	1,513,436
1.80%, 11/15/15	2,800,000	2,727,158
3.50%, 02/15/15	2,200,000	2,304,568
4.70%, 02/15/19	3,000,000	3,233,973

		14,089,924

DISTRIBUTION & WHOLESALE – 0.02%
Ingram Micro Inc.
5.25%, 09/01/17	700,000	704,305

		704,305

DIVERSIFIED FINANCIAL SERVICES – 17.90%
Allstate Life Global Funding Trusts
5.38%, 04/30/13	5,075,000	5,493,406
Alterra Finance LLC
6.25%, 09/30/20	400,000	399,540
American Express Co.
4.88%, 07/15/13	1,666,000	1,780,875
5.50%, 09/12/16[a]	1,625,000	1,801,109
6.80%, 09/01/16[b]	1,322,000	1,335,220
7.00%, 03/19/18	1,800,000	2,114,921
7.25%, 05/20/14	2,500,000	2,859,676
8.13%, 05/20/19	3,200,000	3,998,029
American Express Credit Corp.
Series C
7.30%, 08/20/13	6,250,000	7,046,118
American Express Credit Corp.
Series D
2.75%, 09/15/15	1,750,000	1,717,869
Ameriprise Financial Inc.
5.30%, 03/15/20	1,500,000	1,586,550
5.65%, 11/15/15	1,200,000	1,333,656
Bear Stearns Companies Inc. (The)/ JPMorgan Chase & Co.
5.70%, 11/15/14	3,729,000	4,125,818
6.40%, 10/02/17	2,250,000	2,543,849

Security	Principal	Value
6.95%, 08/10/12	$4,500,000	$4,869,483
7.25%, 02/01/18	5,166,000	6,097,913
BP Capital Markets PLC
3.13%, 10/01/15	2,700,000	2,730,779
3.63%, 05/08/14	2,200,000	2,297,023
3.88%, 03/10/15	2,200,000	2,301,592
4.50%, 10/01/20	2,000,000	2,009,963
4.75%, 03/10/19	1,250,000	1,306,362
5.25%, 11/07/13	3,512,000	3,822,305
Capital One Bank (USA) N.A.
8.80%, 07/15/19	2,500,000	3,159,798
Capital One Financial Corp.
6.15%, 09/01/16	1,750,000	1,903,734
6.75%, 09/15/17[a]	2,000,000	2,280,939
Caterpillar Financial Services Corp.
1.55%, 12/20/13	4,400,000	4,413,446
6.13%, 02/17/14	4,350,000	4,915,150
7.15%, 02/15/19	1,750,000	2,140,432
Charles Schwab Corp. (The)
4.45%, 07/22/20	1,000,000	1,010,280
4.95%, 06/01/14	1,300,000	1,421,607
Citigroup Inc.
5.00%, 09/15/14	3,760,000	3,957,173
5.30%, 10/17/12	4,000,000	4,234,250
5.30%, 01/07/16[a]	2,600,000	2,802,466
5.50%, 04/11/13	11,056,000	11,854,582
5.50%, 10/15/14	2,000,000	2,169,346
5.50%, 02/15/17	2,250,000	2,346,638
5.63%, 08/27/12	4,500,000	4,738,918
6.00%, 12/13/13	2,000,000	2,184,843
6.00%, 08/15/17	1,000,000	1,096,976
6.01%, 01/15/15	4,000,000	4,400,450
6.13%, 11/21/17	8,010,000	8,822,938
6.13%, 05/15/18	6,450,000	7,040,677
6.38%, 08/12/14	4,750,000	5,293,666
6.50%, 08/19/13	2,500,000	2,747,954
8.50%, 05/22/19	4,750,000	5,890,093
CME Group Inc.
5.75%, 02/15/14	1,800,000	2,002,977
Countrywide Financial Corp.
5.80%, 06/07/12[a]	1,985,000	2,091,952
6.25%, 05/15/16	750,000	801,727

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Credit Suisse (Guernsey) Ltd.
5.86%, 05/15/17[b]	$1,617,000	$1,564,447
Credit Suisse (USA) Inc.
5.38%, 03/02/16	5,004,000	5,506,494
Credit Suisse First Boston (USA) Inc.
4.88%, 01/15/15	2,250,000	2,429,790
5.13%, 08/15/15	2,750,000	3,011,511
Discover Financial Services
10.25%, 07/15/19	1,300,000	1,677,712
Eaton Vance Corp.
6.50%, 10/02/17	1,000,000	1,130,164
Eksportfinans A/S
3.00%, 11/17/14	1,500,000	1,545,648
5.50%, 05/25/16	2,000,000	2,252,267
5.50%, 06/26/17	1,000,000	1,121,793
Franklin Resources Inc.
2.00%, 05/20/13	2,500,000	2,536,046
General Electric Capital Corp.
2.80%, 01/08/13	5,000,000	5,124,005
4.38%, 09/16/20	3,250,000	3,177,975
4.63%, 01/07/21	9,500,000	9,447,366
4.80%, 05/01/13	3,250,000	3,471,391
5.00%, 01/08/16	7,735,000	8,342,370
5.25%, 10/19/12	7,016,000	7,463,726
5.50%, 01/08/20[a]	1,000,000	1,067,390
5.63%, 09/15/17[a]	4,000,000	4,391,128
5.63%, 05/01/18	2,800,000	3,059,909
5.90%, 05/13/14	6,000,000	6,669,570
6.00%, 08/07/19	1,690,000	1,876,829
6.38%, 11/15/17[b]	1,500,000	1,530,000
General Electric Capital Corp.
Series A
3.75%, 11/14/14	2,250,000	2,357,449
5.45%, 01/15/13[a]	2,750,000	2,957,277
5.55%, 05/04/20[a]	2,000,000	2,115,418
6.00%, 06/15/12	5,250,000	5,582,561
Goldman Sachs Capital II
5.79%, 06/01/12[b]	2,500,000	2,131,250
Goldman Sachs Group Inc. (The)
3.63%, 02/07/16	900,000	899,479
3.70%, 08/01/15	5,000,000	5,084,042
5.00%, 10/01/14	6,692,000	7,199,044

Security	Principal	Value
5.15%, 01/15/14	$1,950,000	$2,108,431
5.25%, 10/15/13	5,200,000	5,638,121
5.35%, 01/15/16	2,250,000	2,404,973
5.38%, 03/15/20[a]	2,500,000	2,564,677
5.45%, 11/01/12	750,000	801,291
5.63%, 01/15/17	3,500,000	3,670,615
5.70%, 09/01/12	1,150,000	1,226,024
5.75%, 10/01/16[a]	4,250,000	4,643,701
5.95%, 01/18/18	2,750,000	2,997,950
6.00%, 05/01/14	1,700,000	1,884,723
6.00%, 06/15/20	4,000,000	4,283,173
6.15%, 04/01/18	8,706,000	9,560,260
HSBC Finance Capital Trust IX
5.91%, 11/30/15[b]	1,100,000	1,039,500
HSBC Finance Corp.
5.00%, 06/30/15	1,950,000	2,079,623
5.50%, 01/19/16[a]	9,500,000	10,395,901
6.38%, 11/27/12	3,250,000	3,509,835
6.68%, 01/15/21[c]	3,054,000	3,190,239
7.00%, 05/15/12	1,900,000	2,024,608
Jefferies Group Inc.
3.88%, 11/09/15	800,000	801,242
5.50%, 03/15/16	900,000	924,338
8.50%, 07/15/19	650,000	748,022
John Deere Capital Corp.
1.60%, 03/03/14	1,000,000	999,010
7.00%, 03/15/12	5,663,000	6,041,579
John Deere Capital Corp.
Series D
5.35%, 04/03/18[a]	4,000,000	4,417,239
JPMorgan Chase & Co.
2.60%, 01/15/16	1,500,000	1,450,527
3.45%, 03/01/16	2,500,000	2,515,119
3.70%, 01/20/15[a]	2,000,000	2,059,285
4.25%, 10/15/20	1,000,000	962,808
4.40%, 07/22/20	1,000,000	974,781
4.65%, 06/01/14	1,950,000	2,091,772
4.75%, 05/01/13	6,000,000	6,402,359
4.95%, 03/25/20[a]	2,000,000	2,049,092
5.13%, 09/15/14	1,500,000	1,615,981
5.15%, 10/01/15[a]	7,020,000	7,540,973
5.38%, 10/01/12	2,250,000	2,395,470
5.75%, 01/02/13	5,092,000	5,449,875

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
6.00%, 01/15/18	$7,050,000	$7,838,009
6.30%, 04/23/19	4,750,000	5,339,295
Lazard Group LLC
6.85%, 06/15/17	1,650,000	1,716,672
Merrill Lynch & Co. Inc.
5.00%, 01/15/15	1,000,000	1,054,302
5.45%, 07/15/14[a]	7,192,000	7,773,553
6.05%, 08/15/12	6,500,000	6,935,091
6.05%, 05/16/16	4,200,000	4,451,448
6.40%, 08/28/17	4,025,000	4,412,510
6.88%, 04/25/18	4,338,000	4,886,730
Merrill Lynch & Co. Inc.
Series C
5.00%, 02/03/14[a]	2,250,000	2,380,526
Morgan Stanley
4.10%, 01/26/15	2,500,000	2,559,942
4.20%, 11/20/14	1,500,000	1,556,746
4.75%, 04/01/14	5,343,000	5,566,017
5.30%, 03/01/13	7,450,000	7,954,182
5.38%, 10/15/15	1,625,000	1,729,827
5.45%, 01/09/17	4,000,000	4,211,298
5.50%, 01/26/20	3,200,000	3,241,338
5.50%, 07/24/20	3,450,000	3,491,395
5.63%, 09/23/19	4,450,000	4,574,474
5.75%, 10/18/16	2,325,000	2,511,467
5.75%, 01/25/21	2,000,000	2,053,761
5.95%, 12/28/17	3,950,000	4,219,649
6.00%, 05/13/14	5,000,000	5,475,978
6.00%, 04/28/15	7,000,000	7,632,474
6.60%, 04/01/12	1,137,000	1,204,936
6.63%, 04/01/18	2,233,000	2,465,966
7.30%, 05/13/19	3,850,000	4,393,375
Morgan Stanley
Series F
5.55%, 04/27/17[a]	2,000,000	2,110,018
MUFG Capital Finance 1 Ltd.
6.35%, 07/25/16	2,324,000	2,370,480
NASDAQ OMX Group Inc. (The)
4.00%, 01/15/15	2,000,000	2,036,762
5.55%, 01/15/20	750,000	756,997
National Rural Utilities Cooperative Finance Corp.
1.90%, 11/01/15	1,500,000	1,445,293

Security	Principal	Value
5.50%, 07/01/13	$1,500,000	$1,633,853
7.25%, 03/01/12	3,633,000	3,873,203
10.38%, 11/01/18	1,500,000	2,052,383
Nomura Holdings Inc.
4.13%, 01/19/16	1,000,000	995,045
5.00%, 03/04/15[a]	2,500,000	2,607,018
6.70%, 03/04/20	1,000,000	1,068,587
NYSE Euronext
4.80%, 06/28/13	1,000,000	1,073,009
ORIX Corp.
4.71%, 04/27/15	1,250,000	1,272,223
5.00%, 01/12/16[a]	500,000	513,477
PACCAR Financial Corp.
Series S
2.05%, 06/17/13	1,500,000	1,510,462
SLM Corp.
5.00%, 10/01/13	1,990,000	2,049,700
5.13%, 08/27/12	750,000	778,125
5.38%, 05/15/14	2,125,000	2,188,750
6.25%, 01/25/16	2,250,000	2,283,750
8.00%, 03/25/20	2,000,000	2,130,000
8.45%, 06/15/18	3,916,000	4,268,440
Svensk Exportkredit AB
5.13%, 03/01/17	1,000,000	1,106,189
TD Ameritrade Holding Corp.
4.15%, 12/01/14[a]	3,200,000	3,333,659
TECO Finance Inc.
5.15%, 03/15/20	2,300,000	2,372,865
Toyota Motor Credit Corp.
2.80%, 01/11/16	3,500,000	3,524,131
3.20%, 06/17/15	3,000,000	3,085,245
4.25%, 01/11/21	500,000	504,993
Toyota Motor Credit Corp.
Series MTN
1.38%, 08/12/13	1,000,000	1,000,643
UFJ Finance Aruba AEC
6.75%, 07/15/13	4,250,000	4,675,000
Wells Fargo Capital XIII
Series G
7.70%, 03/26/13[b]	2,200,000	2,255,000
Wells Fargo Capital XV
9.75%, 09/26/13[b]	2,000,000	2,175,000

		554,163,497

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
ELECTRIC – 4.84%
Alabama Power Co.
4.85%, 12/15/12	$3,750,000	$4,006,110
Ameren Corp.
8.88%, 05/15/14	1,750,000	1,994,836
Ameren Energy Generating Co.
7.00%, 04/15/18[a]	500,000	519,349
Ameren Illinois Co.
6.13%, 11/15/17	2,000,000	2,230,549
Appalachian Power Co.
Series O
5.65%, 08/15/12	1,000,000	1,061,942
Arizona Public Service Co.
5.80%, 06/30/14	2,250,000	2,473,377
Carolina Power & Light Co.
5.30%, 01/15/19	3,000,000	3,300,312
CenterPoint Energy Houston Electric LLC
5.75%, 01/15/14[a]	1,000,000	1,100,787
7.00%, 03/01/14	2,584,000	2,949,151
Cleveland Electric Illuminating Co. (The)
Series D
7.88%, 11/01/17	3,000,000	3,609,299
Connecticut Light & Power Co.
5.65%, 05/01/18	1,625,000	1,799,590
Consolidated Edison Co. of New York Inc.
5.50%, 09/15/16	2,200,000	2,468,285
5.85%, 04/01/18	2,450,000	2,773,034
7.13%, 12/01/18	1,174,000	1,432,493
Constellation Energy Group Inc.
4.55%, 06/15/15	3,333,000	3,493,098
Consumers Energy Co.
6.13%, 03/15/19	750,000	846,795
6.70%, 09/15/19	2,650,000	3,138,931
Detroit Edison Co. (The)
3.45%, 10/01/20	1,000,000	955,369
Dominion Resources Inc.
5.15%, 07/15/15	3,998,000	4,384,134
5.70%, 09/17/12	800,000	855,071
8.88%, 01/15/19	1,250,000	1,598,033

Security	Principal	Value
Duke Capital LLC
6.25%, 02/15/13	$1,533,000	$1,648,487
Duke Energy Corp.
3.95%, 09/15/14	1,625,000	1,723,360
5.05%, 09/15/19	500,000	526,001
7.00%, 11/15/18	2,330,000	2,821,210
Duke Energy Indiana Inc.
3.75%, 07/15/20[a]	9,900,000	9,546,099
Edison International
3.75%, 09/15/17	1,500,000	1,484,499
Enersis SA
7.40%, 12/01/16[a]	2,000,000	2,293,380
Entergy Gulf States Louisiana LLC
6.00%, 05/01/18	3,000,000	3,289,167
Entergy Texas Inc.
7.13%, 02/01/19	1,000,000	1,179,345
Exelon Corp.
4.90%, 06/15/15	3,333,000	3,553,073
Exelon Generation Co. LLC
5.20%, 10/01/19	950,000	975,415
5.35%, 01/15/14	3,333,000	3,588,457
Florida Power & Light Co.
5.55%, 11/01/17	2,250,000	2,545,237
Florida Power Corp.
5.65%, 06/15/18	2,233,000	2,521,734
FPL Group Capital Inc.
2.55%, 11/15/13	1,000,000	1,020,021
6.65%, 06/15/17[b]	768,000	768,000
7.88%, 12/15/15	1,174,000	1,405,001
Georgia Power Co.
4.25%, 12/01/19	1,000,000	1,024,553
Integrys Energy Group Inc.
4.17%, 11/01/20	500,000	473,426
Kansas City Power & Light Co.
7.15%, 04/01/19	1,800,000	2,118,129
Kentucky Utilities Co.
1.63%, 11/01/15[c]	300,000	287,509
3.25%, 11/01/20[c]	100,000	93,687
LG&E and KU Energy LLC
2.13%, 11/15/15[c]	600,000	574,874
3.75%, 11/15/20[c]	300,000	282,105
Louisville Gas & Electric Co.
1.63%, 11/15/15[c]	250,000	239,831

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
MidAmerican Energy Holdings Co.
5.75%, 04/01/18	$3,333,000	$3,718,906
National Grid PLC
6.30%, 08/01/16	2,183,000	2,477,822
Nevada Power Co.
6.50%, 08/01/18	1,250,000	1,438,825
7.13%, 03/15/19	1,000,000	1,189,135
Nisource Finance Corp.
6.40%, 03/15/18	2,000,000	2,231,486
Northern States Power Co.
1.95%, 08/15/15	700,000	684,221
NSTAR
4.50%, 11/15/19	1,000,000	1,035,270
Ohio Power Co.
Series K
6.00%, 06/01/16	2,750,000	3,092,723
Oncor Electric Delivery Co.
6.38%, 05/01/12	500,000	528,444
Pacific Gas & Electric Co.
3.50%, 10/01/20	1,000,000	942,550
4.80%, 03/01/14	4,192,000	4,524,008
PPL Energy Supply LLC
6.20%, 05/15/16	273,000	301,122
6.30%, 07/15/13	2,250,000	2,449,022
Progress Energy Inc.
4.40%, 01/15/21[a]	1,700,000	1,692,515
4.88%, 12/01/19[a]	250,000	260,094
PSEG Power LLC
2.50%, 04/15/13	1,500,000	1,525,268
5.13%, 04/15/20	500,000	515,023
5.50%, 12/01/15	2,200,000	2,402,209
6.95%, 06/01/12	584,000	625,993
Public Service Co. of Colorado
7.88%, 10/01/12	2,000,000	2,214,152
South Carolina Electric & Gas Co.
6.50%, 11/01/18	750,000	885,443
Southern California Edison Co.
5.75%, 03/15/14	1,275,000	1,414,726
Southern Co.
2.38%, 09/15/15[a]	1,700,000	1,670,286
Southern Power Co.
4.88%, 07/15/15	1,750,000	1,884,387

Security	Principal	Value
Southwestern Electric Power Co.
6.45%, 01/15/19	$1,174,000	$1,318,878
Southwestern Electric Power Co.
Series F
5.88%, 03/01/18	1,000,000	1,087,087
Southwestern Public Service Co.
Series G
8.75%, 12/01/18	1,125,000	1,404,241
TransAlta Corp.
4.75%, 01/15/15	3,000,000	3,145,947
TXU Electric Delivery Co.
6.38%, 01/15/15	1,322,000	1,481,981
UIL Holdings Corp.
4.63%, 10/01/20	500,000	474,327
Union Electric Co.
6.70%, 02/01/19	1,000,000	1,158,450
Virginia Electric and Power Co.
5.10%, 11/30/12	2,250,000	2,403,739
5.95%, 09/15/17	1,000,000	1,139,721
Wisconsin Electric Power Co.
6.00%, 04/01/14	2,375,000	2,645,289
Xcel Energy Inc.
4.70%, 05/15/20	950,000	984,785

		149,921,220

ELECTRICAL COMPONENTS & EQUIPMENT – 0.11%
Emerson Electric Co.
4.13%, 04/15/15	2,700,000	2,866,695
5.25%, 10/15/18	584,000	638,944

		3,505,639

ELECTRONICS – 0.55%
Agilent Technologies Inc.
2.50%, 07/15/13	377,000	381,884
5.00%, 07/15/20	1,100,000	1,110,993
5.50%, 09/14/15	1,500,000	1,625,620
6.50%, 11/01/17	500,000	557,388
Amphenol Corp.
4.75%, 11/15/14[a]	2,550,000	2,727,126
Arrow Electronics Inc.
3.38%, 11/01/15	1,000,000	976,197
Avnet Inc.
5.88%, 03/15/14	1,000,000	1,073,446
5.88%, 06/15/20[a]	1,750,000	1,788,743

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Koninklijke Philips Electronics NV
5.75%, 03/11/18	$2,125,000	$2,376,338
Thermo Fisher Scientific Inc.
2.05%, 02/21/14	100,000	101,319
3.20%, 03/01/16	1,500,000	1,525,164
3.25%, 11/20/14	2,250,000	2,327,046
4.50%, 03/01/21	400,000	409,209

		16,980,473

ENTERTAINMENT – 0.05%
International Game Technology
7.50%, 06/15/19	1,250,000	1,431,030

		1,431,030

ENVIRONMENTAL CONTROL – 0.28%
Allied Waste North America Inc.
6.88%, 06/01/17	2,334,000	2,532,390
Republic Services Inc.
5.00%, 03/01/20	1,750,000	1,818,744
Waste Management Inc.
6.10%, 03/15/18	1,334,000	1,494,360
6.38%, 03/11/15	2,450,000	2,777,655

		8,623,149

FOOD – 1.69%
Campbell Soup Co.
3.38%, 08/15/14	2,000,000	2,097,254
ConAgra Foods Inc.
5.88%, 04/15/14	700,000	763,595
7.00%, 04/15/19	750,000	850,934
Corn Products International Inc.
4.63%, 11/01/20	800,000	788,266
General Mills Inc.
5.25%, 08/15/13	300,000	327,111
5.65%, 09/10/12	1,950,000	2,084,171
5.65%, 02/15/19	2,048,000	2,272,571
H.J. Heinz Co.
5.35%, 07/15/13	1,950,000	2,124,852
Hershey Co. (The)
4.13%, 12/01/20	600,000	602,843
Kellogg Co.
4.00%, 12/15/20	1,250,000	1,225,593
4.15%, 11/15/19[a]	750,000	757,330
4.45%, 05/30/16	2,500,000	2,682,536

Security	Principal	Value
Kraft Foods Inc.
4.13%, 02/09/16	$1,500,000	$1,564,465
5.38%, 02/10/20	5,800,000	6,172,166
6.00%, 02/11/13	3,683,000	4,000,281
6.13%, 02/01/18	1,101,000	1,237,913
6.13%, 08/23/18	1,500,000	1,686,186
6.25%, 06/01/12	822,000	874,520
6.50%, 08/11/17	2,500,000	2,869,094
Kroger Co. (The)
6.40%, 08/15/17[a]	1,250,000	1,430,059
7.50%, 01/15/14	3,000,000	3,434,333
Ralcorp Holdings Inc.
4.95%, 08/15/20	900,000	895,603
Safeway Inc.
3.95%, 08/15/20[a]	1,700,000	1,611,608
5.80%, 08/15/12	1,048,000	1,117,534
6.35%, 08/15/17[a]	750,000	835,962
Sara Lee Corp.
4.10%, 09/15/20[a]	1,500,000	1,446,497
Sysco Corp.
5.25%, 02/12/18	2,000,000	2,180,007
Unilever Capital Corp.
3.65%, 02/15/14[a]	2,500,000	2,628,551
4.25%, 02/10/21	1,750,000	1,776,197

		52,338,032

FOREST PRODUCTS & PAPER – 0.23%
Celulosa Arauco y Constitucion SA
7.25%, 07/29/19	1,325,000	1,495,726
International Paper Co.
7.40%, 06/15/14[a]	1,076,000	1,233,566
7.95%, 06/15/18	2,174,000	2,648,283
9.38%, 05/15/19	1,300,000	1,697,745
Plum Creek Timberlands LP
4.70%, 03/15/21	200,000	193,542

		7,268,862

GAS – 0.18%
AGL Capital Corp.
5.25%, 08/15/19	350,000	366,650
National Fuel Gas Co.
8.75%, 05/01/19	750,000	924,394
Questar Corp.
2.75%, 02/01/16	200,000	198,737

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Sempra Energy
6.15%, 06/15/18	$2,284,000	$2,573,944
9.80%, 02/15/19	1,250,000	1,652,865

		5,716,590

HAND & MACHINE TOOLS – 0.05%
Black & Decker Corp. (The)
8.95%, 04/15/14	1,000,000	1,187,081
Snap-On Inc.
4.25%, 01/15/18	450,000	448,226

		1,635,307

HEALTH CARE – PRODUCTS – 0.75%
Baxter International Inc.
5.90%, 09/01/16	2,700,000	3,097,601
Becton, Dickinson and Co.
3.25%, 11/12/20	1,000,000	938,999
CareFusion Corp.
5.13%, 08/01/14	2,000,000	2,171,969
6.38%, 08/01/19	500,000	563,746
Covidien International Finance SA
4.20%, 06/15/20	1,800,000	1,800,566
6.00%, 10/15/17	1,000,000	1,131,593
CR Bard Inc.
2.88%, 01/15/16	500,000	502,642
Hospira Inc.
6.05%, 03/30/17	2,200,000	2,455,353
Johnson & Johnson
2.95%, 09/01/20	200,000	188,304
5.15%, 08/15/12	2,325,000	2,476,734
5.15%, 07/15/18	750,000	844,545
Medtronic Inc.
4.45%, 03/15/20	2,000,000	2,077,650
4.50%, 03/15/14	700,000	752,118
5.60%, 03/15/19	750,000	837,512
St. Jude Medical Inc.
2.50%, 01/15/16	250,000	246,175
3.75%, 07/15/14	1,010,000	1,063,496
4.88%, 07/15/19	1,000,000	1,056,936
Stryker Corp.
4.38%, 01/15/20	1,000,000	1,022,842

		23,228,781

Security	Principal	Value
HEALTH CARE – SERVICES – 0.71%
Aetna Inc.
3.95%, 09/01/20	$300,000	$289,267
6.00%, 06/15/16	1,800,000	2,039,824
CIGNA Corp.
4.38%, 12/15/20	400,000	395,575
Coventry Health Care Inc.
5.95%, 03/15/17	900,000	914,625
Humana Inc.
7.20%, 06/15/18	1,000,000	1,148,353
Laboratory Corp. of America Holdings
3.13%, 05/15/16	1,250,000	1,250,413
4.63%, 11/15/20	1,000,000	1,004,590
Quest Diagnostics Inc.
5.45%, 11/01/15	2,000,000	2,172,078
UnitedHealth Group Inc.
4.70%, 02/15/21	800,000	818,184
4.88%, 03/15/15	1,322,000	1,425,661
5.50%, 11/15/12	2,500,000	2,678,336
6.00%, 02/15/18	1,600,000	1,803,436
WellPoint Inc.
4.35%, 08/15/20[a]	700,000	699,171
5.00%, 12/15/14	1,125,000	1,212,758
5.25%, 01/15/16	2,000,000	2,194,177
5.88%, 06/15/17	750,000	832,407
6.00%, 02/15/14[a]	900,000	994,236

		21,873,091

HOME BUILDERS – 0.08%
MDC Holdings Inc.
5.63%, 02/01/20	2,000,000	1,970,000
Toll Brothers Finance Corp.
6.75%, 11/01/19	500,000	520,000

		2,490,000

HOME FURNISHINGS – 0.07%
Whirlpool Corp.
8.60%, 05/01/14	1,800,000	2,086,617

		2,086,617

HOUSEHOLD PRODUCTS & WARES – 0.24%
Church & Dwight Co. Inc.
3.35%, 12/15/15	150,000	149,748

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Clorox Co.
5.45%, 10/15/12	$1,000,000	$1,065,751
5.95%, 10/15/17	500,000	556,590
Fortune Brands Inc.
5.38%, 01/15/16	2,250,000	2,376,692
Kimberly-Clark Corp.
3.88%, 03/01/21	400,000	396,045
5.00%, 08/15/13	1,375,000	1,497,968
6.13%, 08/01/17	1,137,000	1,315,118

		7,357,912

HOUSEWARES – 0.08%
Newell Rubbermaid Inc.
4.70%, 08/15/20[a]	300,000	296,273
5.50%, 04/15/13	2,000,000	2,145,203

		2,441,476

INSURANCE – 3.69%
ACE INA Holdings Inc.
2.60%, 11/23/15	2,000,000	1,966,017
5.88%, 06/15/14	1,000,000	1,113,900
5.90%, 06/15/19[a]	750,000	834,800
Aegon NV
4.75%, 06/01/13	2,000,000	2,107,316
Aflac Inc.
3.45%, 08/15/15	700,000	711,941
8.50%, 05/15/19[a]	500,000	615,973
Alleghany Corp.
5.63%, 09/15/20	400,000	403,214
Allied World Assurance Co. Holdings Ltd.
5.50%, 11/15/20	75,000	73,530
Allstate Corp. (The)
5.00%, 08/15/14[a]	1,666,000	1,813,782
7.45%, 05/16/19[a]	750,000	899,508
American International Group Inc.
3.65%, 01/15/14	1,000,000	1,025,635
5.05%, 10/01/15	1,500,000	1,566,109
5.60%, 10/18/16	2,989,000	3,152,659
5.85%, 01/16/18	3,750,000	3,952,180
6.40%, 12/15/20	2,000,000	2,171,619
8.25%, 08/15/18	3,200,000	3,815,239
AON Corp.
5.00%, 09/30/20[a]	2,000,000	2,035,687

Security	Principal	Value
Aspen Insurance Holdings Ltd.
6.00%, 12/15/20	$400,000	$405,412
Axis Specialty Finance LLC
5.88%, 06/01/20	1,500,000	1,511,527
Berkshire Hathaway Finance Corp.
2.13%, 02/11/13	1,500,000	1,531,298
3.20%, 02/11/15	3,250,000	3,342,628
4.00%, 04/15/12	2,600,000	2,691,613
4.63%, 10/15/13	1,625,000	1,755,590
4.85%, 01/15/15	2,670,000	2,911,731
5.00%, 08/15/13	4,000,000	4,342,513
5.40%, 05/15/18	750,000	826,705
Chubb Corp. (The)
5.75%, 05/15/18	1,000,000	1,114,165
6.38%, 04/15/17[b]	1,500,000	1,586,250
CNA Financial Corp.
5.85%, 12/15/14	1,650,000	1,770,387
5.88%, 08/15/20	900,000	933,654
Genworth Financial Inc.
5.75%, 06/15/14	2,750,000	2,848,364
6.52%, 05/22/18	1,000,000	999,860
Hartford Financial Services Group Inc.
4.63%, 07/15/13	1,300,000	1,362,040
6.00%, 01/15/19	1,500,000	1,590,002
6.30%, 03/15/18	1,837,000	1,986,786
Lincoln National Corp.
7.00%, 05/17/16[b]	1,000,000	990,000
8.75%, 07/01/19	2,150,000	2,707,973
Manulife Financial Corp.
3.40%, 09/17/15[a]	1,000,000	1,000,511
Marsh & McLennan Companies Inc.
4.85%, 02/15/13	1,000,000	1,043,823
5.75%, 09/15/15	1,000,000	1,083,286
9.25%, 04/15/19	500,000	634,045
MetLife Inc.
2.38%, 02/06/14[a]	2,000,000	2,020,443
4.75%, 02/08/21	2,000,000	2,037,210
5.00%, 06/15/15	3,333,000	3,600,993
7.72%, 02/15/19	1,650,000	2,024,534
Principal Life Income Fundings Trust
5.30%, 12/14/12	2,000,000	2,135,671
5.30%, 04/24/13	2,353,000	2,536,611

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Progressive Corp. (The)
6.70%, 06/15/17[b]	$1,000,000	$1,055,000
Protective Life Corp.
7.38%, 10/15/19[a]	500,000	552,252
Prudential Financial Inc.
4.50%, 07/15/13	1,800,000	1,897,787
5.10%, 09/20/14	2,450,000	2,638,076
7.38%, 06/15/19	1,000,000	1,184,422
8.88%, 06/15/18[a,b]	1,000,000	1,165,000
Prudential Financial Inc.
Series D
4.75%, 09/17/15	4,000,000	4,279,894
6.00%, 12/01/17	1,000,000	1,111,751
Reinsurance Group of America Inc.
6.45%, 11/15/19	1,000,000	1,081,792
Torchmark Corp.
9.25%, 06/15/19	325,000	399,960
Transatlantic Holdings Inc.
5.75%, 12/14/15	3,200,000	3,357,980
Travelers Companies Inc. (The)
5.38%, 06/15/12	1,125,000	1,183,560
5.80%, 05/15/18	2,937,000	3,242,646
Unitrin Inc.
6.00%, 11/30/15	1,000,000	1,042,229
Unum Group
7.13%, 09/30/16	650,000	733,773
Willis North America Inc.
6.20%, 03/28/17	485,000	514,170
7.00%, 09/29/19	1,600,000	1,743,504
WR Berkley Corp.
5.38%, 09/15/20	300,000	302,438
XL Capital Ltd.
5.25%, 09/15/14	3,050,000	3,219,526

		114,290,494

INTERNET – 0.15%
eBay Inc.
0.88%, 10/15/13	150,000	148,599
1.63%, 10/15/15	750,000	717,152
3.25%, 10/15/20	400,000	365,246
Expedia Inc.
5.95%, 08/15/20	1,400,000	1,423,712

Security	Principal	Value
Symantec Corp.
2.75%, 09/15/15	$1,000,000	$975,437
4.20%, 09/15/20	1,000,000	942,399

		4,572,545

IRON & STEEL – 0.49%
Allegheny Technologies Inc.
9.38%, 06/01/19	400,000	504,209
ArcelorMittal SA
3.75%, 03/01/16	800,000	796,584
5.25%, 08/05/20[a]	1,000,000	980,663
5.38%, 06/01/13	1,500,000	1,602,633
5.50%, 03/01/21	750,000	745,177
6.13%, 06/01/18[a]	1,617,000	1,724,806
9.85%, 06/01/19	2,300,000	2,935,749
ArcelorMittal USA Inc.
6.50%, 04/15/14	2,500,000	2,753,821
Nucor Corp.
5.75%, 12/01/17	2,700,000	3,029,911

		15,073,553

LODGING – 0.09%
Choice Hotels International Inc.
5.70%, 08/28/20	400,000	386,772
Marriott International Inc.
Series J
5.63%, 02/15/13	2,179,000	2,321,573

		2,708,345

MACHINERY – 0.20%
Caterpillar Inc.
5.70%, 08/15/16	5,004,000	5,750,451
Deere & Co.
4.38%, 10/16/19	504,000	527,572

		6,278,023

MACHINERY – DIVERSIFIED – 0.02%
Roper Industries Inc.
6.63%, 08/15/13	500,000	554,653

		554,653

MANUFACTURING – 1.40%
3M Co.
Series E
4.38%, 08/15/13	2,000,000	2,163,923

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Cooper US Inc.
3.88%, 12/15/20	$200,000	$193,796
Danaher Corp.
5.40%, 03/01/19	500,000	550,571
5.63%, 01/15/18	1,200,000	1,337,818
Dover Corp.
4.30%, 03/01/21	1,000,000	1,016,647
5.45%, 03/15/18	400,000	442,628
Eaton Corp.
5.60%, 05/15/18	1,750,000	1,927,678
GE Capital Trust I
6.38%, 11/15/17[b]	1,250,000	1,275,000
General Electric Co.
5.00%, 02/01/13	6,270,000	6,721,526
5.25%, 12/06/17	4,250,000	4,663,367
Harsco Corp.
2.70%, 10/15/15	1,000,000	972,874
Honeywell International Inc.
3.88%, 02/15/14	3,000,000	3,203,972
4.25%, 03/01/21	1,000,000	1,014,208
5.00%, 02/15/19	1,750,000	1,903,609
5.30%, 03/01/18	878,000	974,495
Illinois Tool Works Inc.
5.15%, 04/01/14[a]	2,700,000	2,981,725
Ingersoll-Rand Global Holding Co. Ltd.
6.00%, 08/15/13	1,000,000	1,100,736
6.88%, 08/15/18	1,750,000	2,020,895
ITT Corp.
4.90%, 05/01/14[a]	2,200,000	2,358,761
Textron Inc.
5.60%, 12/01/17[a]	1,000,000	1,046,313
Tyco Electronics Group SA
4.88%, 01/15/21	850,000	867,260
6.55%, 10/01/17	1,000,000	1,147,049
Tyco International Finance SA
3.38%, 10/15/15	1,000,000	1,025,292
3.75%, 01/15/18	1,250,000	1,251,417
8.50%, 01/15/19	1,000,000	1,288,333

		43,449,893

Security	Principal	Value
MEDIA – 3.28%
CBS Corp.
5.75%, 04/15/20	$1,000,000	$1,060,717
8.20%, 05/15/14	2,200,000	2,574,000
Comcast Cable Communications Holdings Inc.
8.38%, 03/15/13	4,942,000	5,601,524
Comcast Corp.
5.15%, 03/01/20[a]	3,000,000	3,128,305
5.70%, 05/15/18	1,800,000	1,970,326
5.90%, 03/15/16	1,950,000	2,173,263
6.30%, 11/15/17	1,750,000	1,974,961
6.50%, 01/15/17	2,700,000	3,082,218
COX Communications Inc.
4.63%, 06/01/13	1,950,000	2,082,576
5.45%, 12/15/14	584,000	644,466
7.13%, 10/01/12	2,125,000	2,313,471
DIRECTV Holdings LLC
3.55%, 03/15/15	2,000,000	2,044,017
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
4.75%, 10/01/14	850,000	913,216
5.88%, 10/01/19	3,250,000	3,525,347
6.38%, 06/15/15	700,000	721,000
7.63%, 05/15/16	1,000,000	1,105,000
Discovery Communications LLC
3.70%, 06/01/15	1,050,000	1,088,117
5.05%, 06/01/20	2,500,000	2,619,285
Historic TW Inc.
6.88%, 06/15/18	1,000,000	1,158,548
NBC Universal Inc.
2.10%, 04/01/14[c]	1,000,000	993,664
3.65%, 04/30/15[c]	1,250,000	1,284,631
5.15%, 04/30/20[c]	3,800,000	3,935,861
News America Inc.
4.50%, 02/15/21[c]	3,000,000	2,998,711
5.30%, 12/15/14	2,883,000	3,187,957
6.90%, 03/01/19[a]	750,000	882,757
Reed Elsevier Capital Inc.
8.63%, 01/15/19	1,700,000	2,139,133
Thomson Reuters Corp.
5.95%, 07/15/13	1,536,000	1,697,028
6.50%, 07/15/18	2,200,000	2,553,341

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Time Warner Cable Inc.
5.00%, 02/01/20	$2,000,000	$2,026,460
5.40%, 07/02/12	3,322,000	3,509,151
5.85%, 05/01/17	1,322,000	1,451,567
6.75%, 07/01/18	2,218,000	2,539,242
7.50%, 04/01/14	2,700,000	3,096,937
8.25%, 02/14/14	2,200,000	2,563,769
8.25%, 04/01/19	4,100,000	5,048,992
8.75%, 02/14/19[a]	500,000	630,590
Time Warner Inc.
4.88%, 03/15/20	4,850,000	4,989,138
5.88%, 11/15/16	4,250,000	4,758,954
Viacom Inc.
5.63%, 09/15/19	500,000	546,353
6.25%, 04/30/16	3,916,000	4,482,651
Walt Disney Co. (The)
4.50%, 12/15/13	1,500,000	1,629,382
5.50%, 03/15/19	2,000,000	2,246,081
6.38%, 03/01/12	2,533,000	2,681,571

		101,654,278

METAL FABRICATE & HARDWARE – 0.07%
Commercial Metals Co.
7.35%, 08/15/18	2,000,000	2,067,513

		2,067,513

MINING – 1.85%
Alcoa Inc.
5.38%, 01/15/13	190,000	202,307
5.55%, 02/01/17	795,000	851,217
6.15%, 08/15/20	1,500,000	1,603,580
6.75%, 07/15/18	3,008,000	3,385,225
Barrick Gold Corp.
6.95%, 04/01/19	2,750,000	3,310,714
Barrick Gold Finance Co.
6.13%, 09/15/13	1,000,000	1,108,486
BHP Billiton Finance (USA) Ltd.
4.80%, 04/15/13	5,892,000	6,323,728
5.50%, 04/01/14[a]	1,000,000	1,109,082
6.50%, 04/01/19[a]	3,100,000	3,669,393
Freeport-McMoRan Copper & Gold Inc.
8.25%, 04/01/15	2,800,000	2,926,000
8.38%, 04/01/17	3,333,000	3,682,965

Security	Principal	Value
Newmont Mining Corp.
5.13%, 10/01/19[a]	$2,000,000	$2,150,724
Rio Tinto Finance (USA) Ltd.
1.88%, 11/02/15	400,000	383,777
3.50%, 11/02/20	1,200,000	1,123,279
6.50%, 07/15/18[a]	5,343,000	6,175,274
8.95%, 05/01/14[a]	2,000,000	2,413,134
Teck Resources Ltd.
3.85%, 08/15/17	100,000	100,638
9.75%, 05/15/14	742,000	901,530
10.25%, 05/15/16	1,500,000	1,822,500
10.75%, 05/15/19	3,450,000	4,450,500
Vale Overseas Ltd.
5.63%, 09/15/19	1,500,000	1,590,720
6.25%, 01/11/16	3,250,000	3,684,947
6.25%, 01/23/17	1,322,000	1,491,018
Vulcan Materials Co.
7.00%, 06/15/18	1,550,000	1,592,847
Xstrata Canada Corp.
6.00%, 10/15/15	1,250,000	1,380,137

		57,433,722

MULTI-NATIONAL – 7.37%
African Development Bank
1.75%, 10/01/12	3,000,000	3,052,029
1.88%, 01/23/12	2,700,000	2,735,686
3.00%, 05/27/14	3,050,000	3,189,519
Asian Development Bank
1.63%, 07/15/13	6,800,000	6,891,098
2.13%, 03/15/12	2,000,000	2,035,826
2.50%, 03/15/16	3,000,000	3,021,229
2.63%, 02/09/15	2,500,000	2,575,997
2.75%, 05/21/14	3,300,000	3,428,443
3.63%, 09/05/13	2,353,000	2,498,219
Asian Development Bank
Series E
5.50%, 06/27/16[a]	1,800,000	2,070,498
Corporacion Andina de Fomento
6.88%, 03/15/12	750,000	790,688
8.13%, 06/04/19	2,000,000	2,416,105
Council of Europe Development Bank
2.75%, 02/10/15	1,000,000	1,028,944

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
European Bank for Reconstruction & Development
1.63%, 09/03/15	$5,500,000	$5,380,512
European Investment Bank
1.63%, 03/15/13	6,800,000	6,901,319
1.63%, 09/01/15	1,000,000	977,977
1.75%, 09/14/12	5,600,000	5,697,880
2.63%, 11/15/11	2,200,000	2,234,036
2.88%, 03/15/13	3,250,000	3,378,207
2.88%, 09/15/20	10,250,000	9,587,958
3.00%, 04/08/14	2,600,000	2,717,181
3.13%, 06/04/14	4,000,000	4,195,639
3.25%, 10/14/11	3,400,000	3,459,745
3.25%, 05/15/13	2,250,000	2,361,107
4.63%, 05/15/14	20,092,000	22,002,838
4.88%, 01/17/17	4,000,000	4,460,275
5.13%, 09/13/16	6,000,000	6,757,606
5.13%, 05/30/17	2,500,000	2,815,405
European Investment Bank
Series E
2.00%, 02/10/12	6,900,000	7,002,705
4.25%, 07/15/13	9,000,000	9,658,778
Inter-American Development Bank
2.25%, 07/15/15	5,000,000	5,045,388
3.00%, 04/22/14	1,750,000	1,832,604
3.88%, 02/14/20	750,000	775,304
4.25%, 09/10/18	1,000,000	1,077,827
5.13%, 09/13/16[a]	6,692,000	7,581,141
Inter-American Development Bank
Series E
3.88%, 09/17/19	1,500,000	1,557,720
Inter-American Development Bank
Series G
1.75%, 10/22/12	5,000,000	5,088,262
3.50%, 03/15/13	3,000,000	3,159,201
International Bank for Reconstruction and Development
1.13%, 08/25/14	3,000,000	2,959,933
1.75%, 07/15/13	5,000,000	5,089,831
2.00%, 04/02/12[a]	7,500,000	7,630,840
2.13%, 03/15/16[a]	7,500,000	7,466,287
2.38%, 05/26/15	10,800,000	11,024,859
3.50%, 10/08/13	3,137,000	3,329,368

Security	Principal	Value
International Bank for Reconstruction and Development
Series G
3.63%, 05/21/13	$1,625,000	$1,721,057
International Finance Corp.
2.13%, 11/17/17	3,500,000	3,334,475
2.75%, 04/20/15	2,000,000	2,064,314
International Finance Corp.
Series G
3.00%, 04/22/14	4,800,000	5,026,570
Korea Development Bank
3.25%, 03/09/16[a]	3,000,000	2,908,744
5.30%, 01/17/13	1,500,000	1,585,905
8.00%, 01/23/14[a]	4,250,000	4,850,005
Nordic Investment Bank
2.25%, 03/15/16	5,000,000	4,983,323
2.63%, 10/06/14	2,000,000	2,063,872
5.00%, 02/01/17	512,000	572,248

		228,052,527

OFFICE & BUSINESS EQUIPMENT – 0.44%
Pitney Bowes Inc.
3.88%, 06/15/13	1,000,000	1,039,711
5.00%, 03/15/15[a]	2,200,000	2,311,617
5.75%, 09/15/17[a]	1,137,000	1,210,918
Xerox Corp.
5.50%, 05/15/12	2,600,000	2,735,355
5.63%, 12/15/19	550,000	591,771
6.35%, 05/15/18	1,750,000	1,985,763
6.40%, 03/15/16	3,200,000	3,635,126

		13,510,261

OIL & GAS – 4.74%
Anadarko Petroleum Corp.
5.95%, 09/15/16	4,833,000	5,287,572
7.63%, 03/15/14	1,500,000	1,722,936
8.70%, 03/15/19	500,000	618,779
Apache Corp.
5.25%, 04/15/13	1,322,000	1,424,048
5.63%, 01/15/17	2,250,000	2,515,950
Canadian Natural Resources Ltd.
5.15%, 02/01/13	1,750,000	1,866,160
5.70%, 05/15/17	2,284,000	2,539,422

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Cenovus Energy Inc.
4.50%, 09/15/14	$1,850,000	$1,987,955
5.70%, 10/15/19	1,000,000	1,112,471
Chevron Corp.
3.95%, 03/03/14	3,300,000	3,525,291
4.95%, 03/03/19	2,550,000	2,841,013
ConocoPhillips
4.60%, 01/15/15	2,000,000	2,162,686
4.75%, 10/15/12	2,000,000	2,124,106
4.75%, 02/01/14	3,200,000	3,484,764
5.20%, 05/15/18	1,650,000	1,809,005
5.75%, 02/01/19	3,000,000	3,393,297
6.00%, 01/15/20	450,000	516,814
Devon Energy Corp.
6.30%, 01/15/19	1,200,000	1,392,205
Diamond Offshore Drilling Inc.
5.88%, 05/01/19	750,000	824,335
EnCana Holdings Finance Corp.
5.80%, 05/01/14	3,400,000	3,767,487
EOG Resources Inc.
2.50%, 02/01/16	500,000	486,688
2.95%, 06/01/15	2,000,000	2,012,890
4.10%, 02/01/21	250,000	241,768
5.63%, 06/01/19	1,500,000	1,645,968
5.88%, 09/15/17	453,000	511,506
EQT Corp.
8.13%, 06/01/19	750,000	883,691
Hess Corp.
8.13%, 02/15/19	1,500,000	1,887,089
Husky Energy Inc.
5.90%, 06/15/14	2,200,000	2,435,117
Marathon Oil Corp.
5.90%, 03/15/18	1,637,000	1,845,910
Marathon Petroleum Corp.
3.50%, 03/01/16[c]	100,000	100,371
Nabors Industries Inc.
9.25%, 01/15/19	3,250,000	4,039,880
Nexen Inc.
5.65%, 05/15/17	1,700,000	1,798,339
Noble Energy Inc.
8.25%, 03/01/19	750,000	942,082
Noble Holding International Ltd.
3.45%, 08/01/15	3,000,000	3,056,959

Security	Principal	Value
NuStar Logistics LP
4.80%, 09/01/20	$1,600,000	$1,592,142
Occidental Petroleum Corp.
4.10%, 02/01/21	3,500,000	3,467,188
7.00%, 11/01/13	2,200,000	2,525,182
Pemex Project Funding Master Trust
5.75%, 03/01/18	3,567,000	3,760,189
Petro-Canada
6.05%, 05/15/18	2,750,000	3,104,261
Petrobras International Finance Co.
3.88%, 01/27/16[a]	1,000,000	1,009,460
5.38%, 01/27/21	3,750,000	3,764,888
5.75%, 01/20/20	2,000,000	2,069,500
5.88%, 03/01/18	1,762,000	1,878,151
6.13%, 10/06/16	5,750,000	6,361,398
7.88%, 03/15/19	2,700,000	3,179,250
Petroleos Mexicanos
4.88%, 03/15/15	2,000,000	2,110,520
5.50%, 01/21/21	2,000,000	2,015,200
6.00%, 03/05/20	450,000	470,502
8.00%, 05/03/19	2,500,000	2,960,700
Rowan Companies Inc.
5.00%, 09/01/17	800,000	825,169
Shell International Finance BV
1.88%, 03/25/13	2,500,000	2,542,662
3.10%, 06/28/15	4,000,000	4,099,787
3.25%, 09/22/15	2,250,000	2,313,681
4.00%, 03/21/14	2,900,000	3,096,524
4.30%, 09/22/19	2,000,000	2,062,816
Statoil ASA
3.88%, 04/15/14[a]	1,900,000	2,015,944
5.25%, 04/15/19	2,550,000	2,777,345
Suncor Energy Inc.
6.10%, 06/01/18	750,000	846,953
Sunoco Inc.
4.88%, 10/15/14[a]	1,000,000	1,049,352
Talisman Energy Inc.
7.75%, 06/01/19	1,950,000	2,381,768
Total Capital Canada Ltd.
1.63%, 01/28/14[a]	650,000	650,387
Total Capital SA
2.30%, 03/15/16	500,000	485,397

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
3.13%, 10/02/15	$3,200,000	$3,254,438
4.13%, 01/28/21	650,000	643,196
4.45%, 06/24/20	2,000,000	2,037,306
Transocean Inc.
6.00%, 03/15/18	1,500,000	1,614,271
6.50%, 11/15/20[a]	2,000,000	2,193,572
Valero Energy Corp.
6.13%, 06/15/17	657,000	724,784
6.13%, 02/01/20	1,750,000	1,890,788
6.88%, 04/15/12	1,000,000	1,062,028
9.38%, 03/15/19	1,000,000	1,266,517

		146,907,770

OIL & GAS SERVICES – 0.25%
Baker Hughes Inc.
7.50%, 11/15/18	950,000	1,185,327
Halliburton Co.
6.15%, 09/15/19	1,500,000	1,717,861
Weatherford International Inc.
6.35%, 06/15/17	1,985,000	2,202,666
Weatherford International Ltd.
5.13%, 09/15/20[a]	2,450,000	2,479,416
5.15%, 03/15/13	48,000	50,819

		7,636,089

PACKAGING & CONTAINERS – 0.05%
Bemis Co. Inc.
5.65%, 08/01/14	1,000,000	1,079,887
6.80%, 08/01/19	500,000	575,454

		1,655,341

PHARMACEUTICALS – 2.83%
Abbott Laboratories
2.70%, 05/27/15	5,500,000	5,602,222
5.13%, 04/01/19	3,050,000	3,303,473
5.60%, 11/30/17	1,966,000	2,246,283
AmerisourceBergen Corp.
5.88%, 09/15/15	795,000	885,679
AstraZeneca PLC
5.40%, 09/15/12	2,533,000	2,707,282
5.90%, 09/15/17	1,350,000	1,534,713
Bristol-Myers Squibb Co.
5.45%, 05/01/18[a]	1,650,000	1,839,552
Cardinal Health Inc.
4.00%, 06/15/15	2,000,000	2,060,533

Security	Principal	Value
Eli Lilly and Co.
4.20%, 03/06/14	$2,100,000	$2,250,797
5.20%, 03/15/17	1,000,000	1,105,521
Express Scripts Inc.
6.25%, 06/15/14	2,000,000	2,234,367
GlaxoSmithKline Capital Inc.
4.85%, 05/15/13	3,800,000	4,097,643
5.65%, 05/15/18	3,333,000	3,752,895
Mead Johnson Nutrition Co.
3.50%, 11/01/14	1,500,000	1,535,580
Medco Health Solutions Inc.
2.75%, 09/15/15	400,000	396,496
6.13%, 03/15/13	640,000	693,309
7.13%, 03/15/18[a]	1,700,000	1,989,523
Merck & Co. Inc.
4.00%, 06/30/15	250,000	266,911
4.75%, 03/01/15	600,000	653,771
5.00%, 06/30/19	9,000,000	9,855,287
Novartis Capital Corp.
2.90%, 04/24/15	5,800,000	5,935,069
4.13%, 02/10/14	2,200,000	2,348,254
Novartis Securities Investment Ltd.
5.13%, 02/10/19	3,711,000	4,035,946
Pfizer Inc.
4.45%, 03/15/12	3,050,000	3,176,037
5.35%, 03/15/15	6,450,000	7,223,739
6.20%, 03/15/19	2,000,000	2,312,517
Schering-Plough Corp./Merck & Co. Inc.
5.30%, 12/01/13	3,400,000	3,762,438
Teva Pharmaceutical Finance II/III LLC
3.00%, 06/15/15	2,000,000	2,016,211
Teva Pharmaceutical Finance III LLC
1.50%, 06/15/12	1,000,000	1,005,893
Wyeth
5.50%, 03/15/13	1,950,000	2,120,933
5.50%, 02/01/14	4,192,000	4,639,073

		87,587,947

PIPELINES – 1.68%
Boardwalk Pipelines Partners LP
5.75%, 09/15/19	750,000	793,217

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Buckeye Partners LP
4.88%, 02/01/21[a]	$400,000	$397,784
5.50%, 08/15/19	500,000	523,541
CenterPoint Energy Resources Corp.
4.50%, 01/15/21[c]	1,288,000	1,276,269
Duke Capital LLC
8.00%, 10/01/19	750,000	898,745
Enbridge Energy Partners LP
9.88%, 03/01/19	875,000	1,162,646
Enbridge Inc.
5.60%, 04/01/17	1,625,000	1,801,320
Energy Transfer Partners LP
5.95%, 02/01/15	2,600,000	2,837,387
9.00%, 04/15/19	1,800,000	2,280,435
9.70%, 03/15/19	500,000	655,335
Enterprise Products Operating LLC
3.20%, 02/01/16	350,000	348,606
4.60%, 08/01/12	1,125,000	1,177,127
6.50%, 01/31/19	2,550,000	2,847,594
Enterprise Products Operating LP
5.60%, 10/15/14	3,998,000	4,371,703
Kinder Morgan Energy Partners LP
3.50%, 03/01/16	150,000	150,769
5.00%, 12/15/13	3,000,000	3,235,383
6.85%, 02/15/20	1,000,000	1,142,676
9.00%, 02/01/19[a]	2,100,000	2,656,832
Magellan Midstream Partners LP
6.55%, 07/15/19	1,625,000	1,847,229
ONEOK Inc.
5.20%, 06/15/15	1,000,000	1,067,618
ONEOK Partners LP
3.25%, 02/01/16	1,000,000	993,795
8.63%, 03/01/19	1,000,000	1,242,960
Panhandle Eastern Pipe Line Co. LP
6.05%, 08/15/13	3,000,000	3,208,522
Plains All American Pipeline LP
5.00%, 02/01/21	125,000	124,842
5.75%, 01/15/20	1,000,000	1,063,079
8.75%, 05/01/19	2,200,000	2,770,103
Tennessee Gas Pipeline Co.
7.50%, 04/01/17	1,125,000	1,306,867
TransCanada PipeLines Ltd.
3.80%, 10/01/20	1,000,000	955,335

Security	Principal	Value
6.35%, 05/15/17[b]	$500,000	$497,500
6.50%, 08/15/18	2,623,000	3,046,634
Transcontinental Gas Pipe Line Co. LLC
6.05%, 06/15/18	1,000,000	1,124,052
Williams Partners LP
3.80%, 02/15/15	750,000	773,983
5.25%, 03/15/20	2,500,000	2,606,774
7.25%, 02/01/17	750,000	877,799

		52,064,461

REAL ESTATE – 0.02%
Regency Centers LP
5.88%, 06/15/17	500,000	537,043

		537,043

REAL ESTATE INVESTMENT TRUSTS – 1.50%
Arden Realty LP
5.25%, 03/01/15	1,000,000	1,071,061
AvalonBay Communities Inc.
3.95%, 01/15/21	550,000	529,199
5.70%, 03/15/17	750,000	836,619
Boston Properties LP
5.63%, 11/15/20	1,000,000	1,066,115
6.25%, 01/15/13	553,000	599,629
Brandywine Operating Partnership LP
6.00%, 04/01/16	1,000,000	1,054,089
Digital Realty Trust LP
4.50%, 07/15/15	800,000	821,115
Duke Realty LP
5.95%, 02/15/17	1,000,000	1,062,254
6.75%, 03/15/20	1,250,000	1,396,391
7.38%, 02/15/15	500,000	564,329
Equity One Inc.
6.25%, 12/15/14	500,000	539,813
ERP Operating LP
4.75%, 07/15/20	1,500,000	1,520,886
5.13%, 03/15/16	1,616,000	1,745,041
5.75%, 06/15/17	1,322,000	1,454,307
HCP Inc.
2.70%, 02/01/14	200,000	201,206
3.75%, 02/01/16[a]	150,000	151,287
5.38%, 02/01/21	1,450,000	1,481,182

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
6.00%, 01/30/17	$500,000	$544,289
6.70%, 01/30/18	1,076,000	1,210,832
Health Care Property Investors Inc.
5.65%, 12/15/13	1,600,000	1,715,293
Health Care REIT Inc.
4.95%, 01/15/21	1,000,000	998,622
6.20%, 06/01/16	1,625,000	1,793,674
Healthcare Realty Trust Inc.
5.75%, 01/15/21	500,000	514,513
6.50%, 01/17/17	500,000	544,905
Hospitality Properties Trust
5.63%, 03/15/17	900,000	931,950
7.88%, 08/15/14	450,000	512,540
HRPT Properties Trust
6.25%, 06/15/17	1,000,000	1,081,344
Kimco Realty Corp.
5.70%, 05/01/17	2,500,000	2,746,192
Liberty Property LP
6.63%, 10/01/17	1,300,000	1,484,639
Mack-Cali Realty Corp.
7.75%, 08/15/19[a]	300,000	360,555
Nationwide Health Properties Inc.
6.25%, 02/01/13	500,000	534,009
ProLogis
6.63%, 05/15/18	2,250,000	2,478,656
6.88%, 03/15/20	120,000	133,749
7.63%, 08/15/14	500,000	573,345
Realty Income Corp.
6.75%, 08/15/19	1,000,000	1,144,269
Simon Property Group LP
4.20%, 02/01/15	2,500,000	2,649,191
5.25%, 12/01/16[a]	1,322,000	1,456,852
5.65%, 02/01/20	2,000,000	2,177,252
6.13%, 05/30/18	1,950,000	2,197,199
10.35%, 04/01/19	500,000	687,514
Ventas Realty LP/Ventas Capital Corp.
3.13%, 11/30/15[a]	400,000	390,264
Vornado Realty Trust
4.25%, 04/01/15	1,500,000	1,540,266

		46,496,437

Security	Principal	Value
RETAIL – 2.02%
AutoZone Inc.
5.75%, 01/15/15	$2,095,000	$2,303,453
6.50%, 01/15/14	1,174,000	1,297,006
Costco Wholesale Corp.
5.30%, 03/15/12	979,000	1,028,807
5.50%, 03/15/17[a]	750,000	853,406
CVS Caremark Corp.
3.25%, 05/18/15	2,000,000	2,034,885
4.75%, 05/18/20	2,000,000	2,057,750
5.75%, 06/01/17	2,000,000	2,228,262
6.60%, 03/15/19	1,000,000	1,157,471
Home Depot Inc. (The)
5.25%, 12/16/13	2,000,000	2,191,684
5.40%, 03/01/16	3,333,000	3,708,804
Kohl’s Corp.
6.25%, 12/15/17	500,000	574,754
Lowe’s Companies Inc.
2.13%, 04/15/16[a]	500,000	485,453
4.63%, 04/15/20	1,250,000	1,298,008
5.40%, 10/15/16	1,500,000	1,698,399
McDonald’s Corp.
4.30%, 03/01/13	3,000,000	3,193,199
5.35%, 03/01/18	2,284,000	2,564,639
Nordstrom Inc.
6.25%, 01/15/18[a]	2,200,000	2,516,733
Staples Inc.
9.75%, 01/15/14	3,100,000	3,756,179
Target Corp.
3.88%, 07/15/20	1,000,000	982,968
5.88%, 03/01/12	3,333,000	3,505,679
6.00%, 01/15/18	2,550,000	2,933,740
TJX Companies Inc. (The)
6.95%, 04/15/19	500,000	600,050
Wal-Mart Stores Inc.
1.50%, 10/25/15	1,000,000	959,438
2.25%, 07/08/15	1,000,000	994,333
3.63%, 07/08/20	1,300,000	1,258,751
4.13%, 02/01/19	500,000	518,098
4.55%, 05/01/13	6,783,000	7,299,561
5.38%, 04/05/17	1,000,000	1,129,127
5.80%, 02/15/18	2,084,000	2,375,515

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Walgreen Co.
4.88%, 08/01/13	$2,500,000	$2,717,665
5.25%, 01/15/19	584,000	644,669
Yum! Brands Inc.
3.88%, 11/01/20	300,000	286,194
5.30%, 09/15/19	750,000	795,674
6.25%, 03/15/18	500,000	563,997

		62,514,351

SEMICONDUCTORS – 0.09%
Analog Devices Inc.
5.00%, 07/01/14[a]	300,000	320,224
Broadcom Corp.
2.38%, 11/01/15[c]	150,000	145,068
KLA-Tencor Corp.
6.90%, 05/01/18	500,000	548,226
National Semiconductor Corp.
6.60%, 06/15/17[a]	1,500,000	1,646,003

		2,659,521

SOFTWARE – 0.93%
Adobe Systems Inc.
3.25%, 02/01/15[a]	750,000	765,573
4.75%, 02/01/20[a]	750,000	760,033
CA Inc.
5.38%, 12/01/19	1,000,000	1,028,718
Dun & Bradstreet Corp.
2.88%, 11/15/15	1,000,000	982,128
Fiserv Inc.
6.13%, 11/20/12	1,097,000	1,181,057
6.80%, 11/20/17	500,000	557,189
Intuit Inc.
5.75%, 03/15/17	1,700,000	1,861,500
Microsoft Corp.
2.50%, 02/08/16	1,600,000	1,603,129
2.95%, 06/01/14	2,500,000	2,605,316
4.00%, 02/08/21	2,000,000	2,010,533
4.20%, 06/01/19	3,050,000	3,154,097
Oracle Corp.
3.75%, 07/08/14	3,000,000	3,178,009
4.95%, 04/15/13	1,000,000	1,078,594
5.00%, 07/08/19	1,000,000	1,072,921

Security	Principal	Value
5.25%, 01/15/16	$4,204,000	$4,692,752
5.75%, 04/15/18	2,100,000	2,358,173

		28,889,722

TELECOMMUNICATIONS – 4.62%
America Movil SAB de CV
3.63%, 03/30/15	1,000,000	1,029,720
5.00%, 03/30/20	3,500,000	3,613,470
5.50%, 03/01/14[a]	2,700,000	2,935,170
American Tower Corp.
4.50%, 01/15/18	500,000	495,126
4.63%, 04/01/15[a]	500,000	520,492
5.05%, 09/01/20	1,000,000	980,419
7.00%, 10/15/17	1,000,000	1,121,215
AT&T Inc.
2.50%, 08/15/15	500,000	496,085
4.95%, 01/15/13	2,750,000	2,943,601
5.10%, 09/15/14	4,250,000	4,657,673
5.50%, 02/01/18	3,714,000	4,079,304
5.63%, 06/15/16	1,950,000	2,184,596
5.80%, 02/15/19	2,700,000	3,005,911
6.70%, 11/15/13	3,060,000	3,463,832
AT&T Wireless Services Inc.
8.13%, 05/01/12	4,000,000	4,337,618
British Telecom PLC
5.95%, 01/15/18	2,170,000	2,392,465
Cellco Partnership/Verizon Wireless Capital LLC
5.55%, 02/01/14	7,450,000	8,225,947
8.50%, 11/15/18	2,470,000	3,197,696
Cisco Systems Inc.
4.45%, 01/15/20	2,500,000	2,576,594
4.95%, 02/15/19	1,000,000	1,072,255
5.50%, 02/22/16	4,692,000	5,302,648
Corning Inc.
4.25%, 08/15/20	200,000	197,465
Deutsche Telekom International Finance BV
5.88%, 08/20/13	3,115,000	3,429,129
6.00%, 07/08/19[a]	1,000,000	1,120,770
6.75%, 08/20/18	1,200,000	1,401,532
Embarq Corp.
7.08%, 06/01/16	3,333,000	3,783,170

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
France Telecom SA
4.38%, 07/08/14	$1,500,000	$1,611,712
5.38%, 07/08/19	1,000,000	1,103,099
Harris Corp.
4.40%, 12/15/20	200,000	199,745
6.38%, 06/15/19	1,300,000	1,489,715
Juniper Networks Inc.
3.10%, 03/15/16	50,000	49,914
4.60%, 03/15/21	100,000	99,871
Nokia OYJ
5.38%, 05/15/19	750,000	770,450
Qwest Corp.
6.50%, 06/01/17	1,000,000	1,100,000
7.50%, 10/01/14	1,500,000	1,710,000
8.38%, 05/01/16	1,400,000	1,666,000
8.88%, 03/15/12	1,985,000	2,140,980
Rogers Wireless Inc.
6.38%, 03/01/14	5,416,000	6,091,861
Telecom Italia Capital SA
5.25%, 11/15/13	6,999,000	7,305,166
7.18%, 06/18/19	2,550,000	2,757,952
Telefonica Emisiones SAU
2.58%, 04/26/13	1,500,000	1,510,760
3.73%, 04/27/15	1,250,000	1,261,541
3.99%, 02/16/16	800,000	801,219
4.95%, 01/15/15	1,000,000	1,052,470
5.13%, 04/27/20	2,500,000	2,499,612
5.46%, 02/16/21	2,400,000	2,445,497
5.88%, 07/15/19	750,000	792,649
6.22%, 07/03/17	800,000	873,414
6.42%, 06/20/16	1,950,000	2,159,925
Telefonos de Mexico SAB de CV
5.50%, 01/27/15	750,000	807,810
Verizon Communications Inc.
5.25%, 04/15/13	4,250,000	4,605,987
5.50%, 02/15/18	1,000,000	1,092,483
5.55%, 02/15/16	2,600,000	2,898,396
6.10%, 04/15/18	5,692,000	6,420,455
6.35%, 04/01/19	1,000,000	1,144,915
8.75%, 11/01/18	3,674,000	4,741,530
Virgin Media Secured Finance PLC
5.25%, 01/15/21[c]	200,000	202,082

Security	Principal	Value
Vodafone Group PLC
4.15%, 06/10/14	$3,500,000	$3,701,472
5.45%, 06/10/19	1,750,000	1,918,736
5.63%, 02/27/17	2,350,000	2,599,311
5.75%, 03/15/16	2,533,000	2,839,172

		143,029,804

TOYS, GAMES & HOBBIES – 0.05%
Hasbro Inc.
6.13%, 05/15/14	1,000,000	1,090,000
Mattel Inc.
4.35%, 10/01/20	500,000	486,033

		1,576,033

TRANSPORTATION – 1.09%
Burlington Northern Santa Fe Corp.
5.75%, 03/15/18[a]	1,666,000	1,868,772
5.90%, 07/01/12	1,950,000	2,079,227
Canadian National Railway Co.
5.55%, 03/01/19	2,550,000	2,861,874
Canadian Pacific Railway Co.
7.25%, 05/15/19[a]	500,000	592,852
CSX Corp.
6.25%, 04/01/15	3,450,000	3,922,214
7.38%, 02/01/19	1,500,000	1,810,551
Federal Express Corp.
9.65%, 06/15/12	300,000	332,364
FedEx Corp.
8.00%, 01/15/19[a]	500,000	614,324
Norfolk Southern Corp.
5.75%, 01/15/16	2,200,000	2,452,455
5.75%, 04/01/18	1,650,000	1,851,903
Ryder System Inc.
3.15%, 03/02/15	800,000	806,972
3.60%, 03/01/16	100,000	100,284
5.85%, 11/01/16	1,500,000	1,652,343
Union Pacific Corp.
5.45%, 01/31/13	1,500,000	1,617,627
5.70%, 08/15/18	1,137,000	1,278,827
5.75%, 11/15/17	1,450,000	1,621,581
7.88%, 01/15/19	1,000,000	1,242,954
United Parcel Service Inc.
3.88%, 04/01/14	2,750,000	2,944,860

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
4.50%, 01/15/13	$2,700,000	$2,865,048
5.13%, 04/01/19	1,000,000	1,108,679

		33,625,711

TRUCKING & LEASING – 0.04%
GATX Corp.
3.50%, 07/15/16	750,000	734,167
4.75%, 10/01/12	500,000	523,412

		1,257,579

WATER – 0.06%
Veolia Environnement
6.00%, 06/01/18	1,625,000	1,809,808

		1,809,808

TOTAL CORPORATE BONDS & NOTES
(Cost: $2,689,426,079)		2,838,941,368

FOREIGN GOVERNMENT BONDS & NOTES[e] – 6.18%

BRAZIL – 0.66%
Brazil (Federative Republic of)
5.88%, 01/15/19	2,650,000	2,914,974
6.00%, 01/17/17[a]	3,125,000	3,489,063
7.88%, 03/07/15	900,000	1,072,350
8.00%, 01/15/18	6,031,666	7,072,128
8.88%, 10/14/19	1,000,000	1,315,000
10.25%, 06/17/13[a]	1,750,000	2,093,000
12.75%, 01/15/20	1,500,000	2,411,250

		20,367,765

CANADA – 2.12%
British Columbia (Province of)
2.85%, 06/15/15	3,000,000	3,085,959
Canada (Government of)
2.38%, 09/10/14	3,000,000	3,086,436
Export Development Canada
2.38%, 03/19/12	5,625,000	5,741,351
3.13%, 04/24/14	4,000,000	4,204,725
Manitoba (Province of)
4.90%, 12/06/16	3,750,000	4,145,824
New Brunswick (Province of)
5.20%, 02/21/17	500,000	557,778
Nova Scotia (Province of)
5.13%, 01/26/17	750,000	829,730
9.25%, 03/01/20	2,000,000	2,711,781

Security	Principal	Value
Ontario (Province of)
1.38%, 01/27/14[a]	$2,500,000	$2,490,036
1.88%, 11/19/12	4,000,000	4,077,291
2.63%, 01/20/12	9,311,000	9,495,888
2.95%, 02/05/15	4,000,000	4,137,220
4.00%, 10/07/19	2,000,000	2,041,982
4.10%, 06/16/14[a]	2,000,000	2,151,308
4.40%, 04/14/20	5,250,000	5,454,056
4.95%, 11/28/16	2,000,000	2,220,315
5.45%, 04/27/16	1,625,000	1,843,160
Quebec (Province of)
3.50%, 07/29/20	1,000,000	969,224
4.63%, 05/14/18[a]	1,000,000	1,080,465
5.00%, 03/01/16	4,692,000	5,224,542

		65,549,071

CHILE – 0.10%
Chile (Republic of)
5.50%, 01/15/13	2,750,000	2,953,637

		2,953,637

HUNGARY – 0.10%
Hungary (Republic of)
4.75%, 02/03/15[a]	1,000,000	1,005,000
6.25%, 01/29/20	2,000,000	2,051,400

		3,056,400

ISRAEL – 0.10%
Israel (State of)
5.13%, 03/26/19	2,000,000	2,090,000
5.50%, 11/09/16[a]	1,000,000	1,095,000

		3,185,000

ITALY – 0.84%
Italy (Republic of)
2.13%, 10/05/12	4,000,000	4,032,807
3.13%, 01/26/15	3,500,000	3,506,730
4.50%, 01/21/15	13,851,000	14,547,416
5.25%, 09/20/16	3,800,000	4,033,986

		26,120,939

JAPAN – 0.54%
Japan Finance Corp.
1.50%, 07/06/12	4,000,000	4,042,558
1.88%, 09/24/15	1,500,000	1,465,699
2.13%, 11/05/12	2,750,000	2,812,954

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
2.50%, 01/21/16[a]	$1,600,000	$1,592,528
2.88%, 02/02/15	3,900,000	4,014,207
Japan Finance Organization for Municipalities
5.00%, 05/16/17[a]	2,500,000	2,778,750

		16,706,696

MEXICO – 0.73%
United Mexican States
5.13%, 01/15/20	5,500,000	5,716,865
5.63%, 01/15/17	2,200,000	2,409,418
5.88%, 02/17/14	2,500,000	2,741,250
5.95%, 03/19/19	2,000,000	2,215,000
6.38%, 01/16/13	5,506,000	6,018,003
8.13%, 12/30/19[a]	2,250,000	2,872,125
11.38%, 09/15/16[a]	500,000	703,750

		22,676,411

PANAMA – 0.14%
Panama (Republic of)
5.20%, 01/30/20[a]	4,000,000	4,198,560

		4,198,560

PERU – 0.13%
Peru (Republic of)
7.13%, 03/30/19	1,650,000	1,956,900
9.88%, 02/06/15	1,625,000	2,031,250

		3,988,150

POLAND – 0.34%
Poland (Republic of)
3.88%, 07/16/15	1,750,000	1,767,500
6.25%, 07/03/12	2,700,000	2,882,250
6.38%, 07/15/19	5,300,000	5,889,625
		10,539,375

SOUTH AFRICA – 0.21%
South Africa (Republic of)
5.50%, 03/09/20	2,500,000	2,628,125
6.88%, 05/27/19	2,000,000	2,292,500
7.38%, 04/25/12	1,625,000	1,736,719

		6,657,344

Security	Shares or Principal	Value
SOUTH KOREA – 0.17%
Korea (Republic of)
5.75%, 04/16/14	$2,500,000	$2,730,906
7.13%, 04/16/19	2,200,000	2,614,748

		5,345,654

TOTAL FOREIGN GOVERNMENT BONDS & NOTES
(Cost: $184,987,638)		191,345,002

MUNICIPAL DEBT OBLIGATIONS – 0.34%

CALIFORNIA – 0.13%
California State GO
3.95%, 11/01/15	875,000	874,825
5.25%, 04/01/14	2,000,000	2,087,560
6.20%, 10/01/19	1,000,000	1,061,050

		4,023,435

ILLINOIS – 0.19%
State of Illinois GO
4.07%, 01/01/14	2,500,000	2,505,925
4.42%, 01/01/15	3,000,000	2,990,550
5.88%, 03/01/19	450,000	451,170

		5,947,645

NEW JERSEY – 0.02%
New Jersey State Turnpike Authority RB Turnpike Revenue
Series B
4.25%, 01/01/16 (AMBAC)	500,000	515,305

		515,305

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $10,427,821)		10,486,385

SHORT-TERM INVESTMENTS – 6.29%

MONEY MARKET FUNDS – 6.29%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[d,f,g]	133,615,665	133,615,665
BlackRock Cash Funds: Prime, SL Agency Shares
0.22%[d,f,g]	22,438,996	22,438,996

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE CREDIT BOND FUND

February 28, 2011

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.07%[d,f]	38,723,880	$38,723,880

		194,778,541

TOTAL SHORT-TERM INVESTMENTS
(Cost: $194,778,541)		194,778,541

TOTAL INVESTMENTS IN SECURITIES – 104.50%
(Cost: $3,079,620,079)		3,235,551,296

Other Assets, Less Liabilities – (4.50)%		(139,374,228)

NET ASSETS – 100.00%		$3,096,177,068

GO – General Obligation

RB – Revenue Bond

Insured by:

AMBAC – Ambac Financial Group Inc.

a	All or a portion of this security represents a security on loan. See Note 5.
b	Variable rate security. Rate shown is as of report date.
c	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
d	Affiliated issuer. See Note 2.
e	Investments are denominated in U.S. dollars.
f	The rate quoted is the annualized seven-day yield of the fund at period end.
g	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
CORPORATE BONDS & NOTES – 87.96%

ADVERTISING – 0.03%
Omnicom Group Inc.
4.45%, 08/15/20	$200,000	$196,735

		196,735

AEROSPACE & DEFENSE – 1.14%
Boeing Co. (The)
3.50%, 02/15/15	300,000	313,679
4.88%, 02/15/20	550,000	588,687
5.88%, 02/15/40	250,000	267,246
6.88%, 03/15/39	150,000	179,281
General Dynamics Corp.
4.25%, 05/15/13	840,000	892,025
Goodrich Corp.
6.80%, 07/01/36	250,000	288,419
L-3 Communications Corp.
4.95%, 02/15/21	50,000	51,002
5.20%, 10/15/19[a]	300,000	312,348
Lockheed Martin Corp.
4.25%, 11/15/19	800,000	803,708
6.15%, 09/01/36	618,000	674,439
Northrop Grumman Corp.
5.05%, 08/01/19	500,000	531,122
Raytheon Co.
3.13%, 10/15/20	250,000	228,990
4.88%, 10/15/40[a]	250,000	230,662
6.40%, 12/15/18	150,000	173,170
Rockwell Collins Inc.
5.25%, 07/15/19	100,000	108,702
United Technologies Corp.
4.50%, 04/15/20	750,000	780,423
4.88%, 05/01/15	600,000	661,348
5.70%, 04/15/40	350,000	370,583
6.05%, 06/01/36	285,000	312,390
6.13%, 02/01/19	800,000	922,258

		8,690,482

AGRICULTURE – 1.03%
Altria Group Inc.
9.25%, 08/06/19	950,000	1,231,388
9.70%, 11/10/18	1,600,000	2,097,246
10.20%, 02/06/39	150,000	210,914

Security	Principal	Value
Archer-Daniels-Midland Co.
5.38%, 09/15/35	$171,000	$171,554
5.45%, 03/15/18	580,000	641,810
Bunge Ltd. Finance Corp.
8.50%, 06/15/19	100,000	118,897
Lorillard Tobacco Co.
6.88%, 05/01/20[a]	500,000	512,903
Philip Morris International Inc.
4.88%, 05/16/13	600,000	646,015
5.65%, 05/16/18	800,000	899,740
6.38%, 05/16/38	500,000	572,894
Reynolds American Inc.
6.75%, 06/15/17	580,000	654,547
7.25%, 06/15/37	114,000	120,213

		7,878,121

AIRLINES – 0.24%
American Airlines 2011-1 Pass Through Trust Class A
5.25%, 01/31/21	50,000	49,500
Continental Airlines Inc. Series 2007-1 Class A
5.98%, 10/19/23	241,155	251,404
Continental Airlines Inc. Series 2009-2 Class A
7.25%, 05/10/21	486,187	537,237
Delta Air Lines Inc.
Series 2009-1 Class A
7.75%, 06/17/21	244,052	272,118
Delta Air Lines Inc.
Series 2010-2 Class A
4.95%, 05/23/19	100,000	101,250
Southwest Airlines Co.
5.25%, 10/01/14[a]	600,000	643,125

		1,854,634

AUTO MANUFACTURERS – 0.19%
Daimler Finance North America LLC
6.50%, 11/15/13	546,000	613,480
8.50%, 01/18/31	600,000	797,299

		1,410,779

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
AUTO PARTS & EQUIPMENT – 0.12%
BorgWarner Inc.
4.63%, 09/15/20	$100,000	$99,692
Johnson Controls Inc.
4.25%, 03/01/21	350,000	348,702
5.00%, 03/30/20	250,000	263,317
5.70%, 03/01/41	200,000	204,604

		916,315

BANKS – 12.91%
Abbey National Capital Trust I
8.96%, 06/30/30[b]	250,000	262,500
American Express Bank FSB
5.50%, 04/16/13	500,000	536,889
BAC Capital Trust XI
6.63%, 05/23/36	750,000	720,000
Bank of America Corp.
3.70%, 09/01/15[a]	1,200,000	1,211,532
4.50%, 04/01/15	1,400,000	1,459,981
4.88%, 01/15/13	570,000	597,930
5.25%, 12/01/15	700,000	737,855
5.42%, 03/15/17	700,000	721,942
5.63%, 07/01/20	1,000,000	1,040,396
5.65%, 05/01/18	800,000	847,471
5.75%, 12/01/17	250,000	268,522
6.50%, 08/01/16	1,750,000	1,975,860
7.38%, 05/15/14	1,050,000	1,192,302
Bank of America N.A.
6.00%, 10/15/36	426,000	415,047
Bank of New York Mellon Corp. (The)
4.30%, 05/15/14	1,250,000	1,346,326
4.95%, 11/01/12	1,530,000	1,624,681
5.45%, 05/15/19	200,000	220,615
Bank of Nova Scotia
2.25%, 01/22/13	750,000	766,552
3.40%, 01/22/15	450,000	465,133
4.38%, 01/13/21	150,000	148,923
Barclays Bank PLC
2.50%, 01/23/13	1,100,000	1,119,672
5.00%, 09/22/16	350,000	372,889
5.13%, 01/08/20	350,000	357,213
5.14%, 10/14/20	250,000	236,447
5.20%, 07/10/14	450,000	487,623

Security	Principal	Value
5.45%, 09/12/12	$500,000	$531,593
6.75%, 05/22/19	750,000	846,439
BB&T Capital Trust II
6.75%, 06/07/36	228,000	234,970
BB&T Corp.
3.85%, 07/27/12[a]	500,000	518,849
6.85%, 04/30/19	900,000	1,045,422
BNP Paribas SA
3.25%, 03/11/15[a]	1,250,000	1,262,357
5.00%, 01/15/21	500,000	504,039
Canadian Imperial Bank of Commerce
1.45%, 09/13/13	200,000	199,168
2.35%, 12/11/15	300,000	290,885
Charter One Bank N.A.
6.38%, 05/15/12	250,000	259,939
Citigroup Inc.
5.38%, 08/09/20	350,000	362,561
Comerica Bank
5.75%, 11/21/16	250,000	274,339
Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A.
4.50%, 01/11/21	500,000	502,144
Credit Suisse
5.40%, 01/14/20	800,000	807,511
Credit Suisse New York
4.38%, 08/05/20[a]	1,000,000	972,092
5.00%, 05/15/13	1,877,000	2,010,983
5.30%, 08/13/19	250,000	262,754
5.50%, 05/01/14	900,000	988,489
Deutsche Bank AG London
3.45%, 03/30/15	1,000,000	1,021,490
4.88%, 05/20/13	1,516,000	1,615,293
5.38%, 10/12/12	570,000	606,513
6.00%, 09/01/17	450,000	497,945
Discover Bank
7.00%, 04/15/20	550,000	609,961
Export-Import Bank of Korea (The)
5.13%, 06/29/20	1,000,000	1,005,070
8.13%, 01/21/14	800,000	915,724
Fifth Third Bancorp
3.63%, 01/25/16	500,000	502,611
6.25%, 05/01/13	750,000	819,107
8.25%, 03/01/38	350,000	424,850

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
First Horizon National Corp.
5.38%, 12/15/15[a]	$250,000	$259,450
HSBC Bank (USA) N.A.
4.63%, 04/01/14[a]	1,305,000	1,380,251
4.88%, 08/24/20	250,000	245,531
HSBC Holdings PLC
6.50%, 05/02/36	800,000	835,430
6.50%, 09/15/37	649,000	665,528
6.80%, 06/01/38	500,000	535,646
JPMorgan Chase Bank N.A.
Series BKNT
6.00%, 10/01/17	1,100,000	1,218,461
KeyCorp
3.75%, 08/13/15	600,000	607,667
6.50%, 05/14/13	700,000	766,500
KfW
1.25%, 10/26/15	300,000	286,971
1.38%, 07/15/13	500,000	503,664
1.88%, 01/14/13	1,500,000	1,529,678
2.00%, 01/17/12[a]	2,750,000	2,788,170
2.63%, 03/03/15	1,500,000	1,540,171
2.63%, 02/16/16	1,000,000	1,011,075
2.75%, 09/08/20	500,000	462,883
3.25%, 10/14/11	900,000	916,040
3.25%, 03/15/13	1,661,000	1,740,093
3.50%, 03/10/14	1,200,000	1,272,296
4.00%, 01/27/20	400,000	413,173
4.50%, 07/16/18	1,050,000	1,139,917
4.88%, 01/17/17	500,000	556,960
4.88%, 06/17/19	1,800,000	1,986,694
5.13%, 03/14/16	1,710,000	1,925,452
Landwirtschaftliche Rentenbank
3.25%, 03/15/13	1,150,000	1,203,092
4.13%, 07/15/13	1,000,000	1,069,067
Landwirtschaftliche Rentenbank
Series G
5.00%, 11/08/16	570,000	635,206
Lloyds TSB Bank PLC
4.88%, 01/21/16	450,000	455,980
6.38%, 01/21/21	600,000	616,769
National City Corp.
4.90%, 01/15/15	228,000	243,826
6.88%, 05/15/19	800,000	919,310

Security	Principal	Value
Northern Trust Corp.
5.50%, 08/15/13	$600,000	$660,887
Oesterreichische Kontrollbank AG
1.88%, 03/21/12	1,500,000	1,521,730
4.50%, 03/09/15	150,000	163,661
5.00%, 04/25/17	1,050,000	1,164,986
PNC Funding Corp.
3.63%, 02/08/15[a,c]	500,000	514,560
4.25%, 09/21/15[c]	200,000	209,807
5.13%, 02/08/20[c]	1,000,000	1,059,492
Royal Bank of Canada
2.10%, 07/29/13	750,000	764,766
Royal Bank of Scotland Group PLC
3.25%, 01/11/14[a]	250,000	251,943
5.00%, 10/01/14	390,000	380,169
5.63%, 08/24/20	750,000	738,099
6.13%, 01/11/21	300,000	303,955
6.40%, 10/21/19[a]	600,000	609,270
Sovereign Bank
8.75%, 05/30/18	250,000	275,758
State Street Corp.
4.30%, 05/30/14	200,000	215,607
4.96%, 03/15/18	200,000	205,280
SunTrust Bank
5.00%, 09/01/15	77,000	80,344
SunTrust Capital VIII
6.10%, 12/01/66[b]	250,000	236,250
Swedish Export Credit Corp.
3.25%, 09/16/14	500,000	522,656
U.S. Bancorp
2.45%, 07/27/15	1,000,000	990,182
2.88%, 11/20/14[a]	400,000	410,828
U.S. Bancorp Series MTN
1.38%, 09/13/13	500,000	498,598
UBS AG Stamford
2.25%, 08/12/13	750,000	758,255
4.88%, 08/04/20	500,000	506,006
5.75%, 04/25/18	450,000	486,458
5.88%, 12/20/17	800,000	872,830
UBS AG Stamford
Series 10
5.88%, 07/15/16	600,000	643,752

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
UBS Preferred Funding Trust V
Series 1
6.24%, 05/15/16[a,b]	$250,000	$241,875
Union Bank of California N.A.
5.95%, 05/11/16	600,000	657,661
US Bank N.A.
4.80%, 04/15/15	640,000	687,228
Wachovia Bank N.A./Wells Fargo & Co.
4.88%, 02/01/15	570,000	607,302
5.60%, 03/15/16	500,000	552,061
5.85%, 02/01/37	500,000	513,430
6.60%, 01/15/38	500,000	561,398
Wachovia Corp./Wells Fargo & Co.
5.50%, 05/01/13	1,150,000	1,246,698
5.63%, 10/15/16	1,100,000	1,222,018
5.75%, 02/01/18[a]	750,000	836,498
Wells Fargo & Co.
3.68%, 06/15/16	500,000	509,857
4.38%, 01/31/13	1,188,000	1,255,936
5.13%, 09/15/16	1,075,000	1,171,427
5.63%, 12/11/17	1,250,000	1,387,852
Wells Fargo Bank N.A.
4.75%, 02/09/15	750,000	797,329
Westpac Banking Corp.
2.10%, 08/02/13	500,000	504,266
2.25%, 11/19/12	300,000	304,881
3.00%, 08/04/15	1,000,000	998,444
4.20%, 02/27/15	250,000	262,567
4.88%, 11/19/19[a]	300,000	310,971

		98,434,178

BEVERAGES – 1.56%
Anheuser-Busch Companies Inc.
5.50%, 01/15/18	1,080,000	1,185,616
6.45%, 09/01/37[a]	228,000	257,998
Anheuser-Busch InBev Worldwide Inc.
4.13%, 01/15/15	450,000	477,373
4.38%, 02/15/21[a]	75,000	75,235
5.38%, 01/15/20	250,000	270,496
6.38%, 01/15/40	750,000	850,170
Bottling Group LLC
6.95%, 03/15/14	1,000,000	1,156,005

Security	Principal	Value
Brown-Forman Corp.
2.50%, 01/15/16[a]	$300,000	$296,760
Coca-Cola Co. (The)
3.15%, 11/15/20	500,000	463,584
3.63%, 03/15/14	1,200,000	1,265,795
Coca-Cola Enterprises Inc.
3.50%, 09/15/20	250,000	236,449
4.50%, 09/01/21	200,000	204,105
7.38%, 03/03/14	350,000	405,569
Diageo Capital PLC
5.75%, 10/23/17	1,126,000	1,265,224
5.88%, 09/30/36	228,000	241,244
Dr Pepper Snapple Group Inc.
2.90%, 01/15/16	250,000	249,009
Pepsi Bottling Group Inc.
Series B
7.00%, 03/01/29	285,000	347,489
PepsiCo Inc.
3.10%, 01/15/15	300,000	311,238
3.75%, 03/01/14	750,000	795,602
5.15%, 05/15/12	250,000	263,211
5.50%, 01/15/40	250,000	257,298
7.90%, 11/01/18	800,000	1,017,835

		11,893,305

BIOTECHNOLOGY – 0.29%
Amgen Inc.
5.75%, 03/15/40	500,000	523,916
5.85%, 06/01/17[a]	475,000	541,795
6.38%, 06/01/37	500,000	561,781
Bio-Rad Laboratories Inc.
4.88%, 12/15/20	100,000	98,538
Celgene Corp.
3.95%, 10/15/20	200,000	190,196
Genentech Inc.
5.25%, 07/15/35	137,000	135,120
Life Technologies Corp.
5.00%, 01/15/21	150,000	150,966

		2,202,312

BUILDING MATERIALS – 0.30%
CRH America Inc.
5.30%, 10/15/13	570,000	605,944
6.00%, 09/30/16	494,000	529,245

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Lafarge SA
6.50%, 07/15/16	$500,000	$530,389
7.13%, 07/15/36[a]	125,000	118,336
Owens Corning Inc.
6.50%, 12/01/16	450,000	495,412

		2,279,326

CHEMICALS – 1.27%
Agrium Inc.
6.75%, 01/15/19[a]	250,000	289,344
Air Products & Chemicals Inc.
4.38%, 08/21/19[a]	150,000	150,629
Albemarle Corp.
4.50%, 12/15/20	200,000	196,642
Dow Chemical Co. (The)
5.90%, 02/15/15[a]	500,000	555,915
6.00%, 10/01/12	527,000	565,788
7.60%, 05/15/14	600,000	697,418
8.55%, 05/15/19	600,000	759,684
9.40%, 05/15/39	750,000	1,108,360
E.I. du Pont de Nemours and Co.
4.63%, 01/15/20	750,000	778,148
5.25%, 12/15/16	228,000	254,584
5.88%, 01/15/14	102,000	113,346
6.00%, 07/15/18	779,000	887,437
Eastman Chemical Co.
5.50%, 11/15/19	600,000	633,259
Lubrizol Corp.
8.88%, 02/01/19	250,000	313,327
Monsanto Co.
5.88%, 04/15/38	150,000	162,303
Potash Corp. of Saskatchewan Inc.
3.25%, 12/01/17	150,000	146,983
5.25%, 05/15/14	250,000	273,355
6.50%, 05/15/19	250,000	290,199
PPG Industries Inc.
1.90%, 01/15/16	100,000	94,661
3.60%, 11/15/20	100,000	93,994
6.65%, 03/15/18	150,000	174,022
Praxair Inc.
2.13%, 06/14/13	450,000	457,432
4.63%, 03/30/15	500,000	541,218

Security	Principal	Value
Sherwin-Williams Co. (The)
3.13%, 12/15/14	$125,000	$129,346
Sigma-Aldrich Corp.
3.38%, 11/01/20	50,000	46,314

		9,713,708

COMMERCIAL SERVICES – 0.46%
Emory University
5.63%, 09/01/19	250,000	278,741
Equifax Inc.
6.30%, 07/01/17	100,000	108,171
McKesson Corp.
5.70%, 03/01/17	171,000	192,308
Moody’s Corp.
5.50%, 09/01/20[a]	100,000	100,624
Princeton University
Series A
4.95%, 03/01/19	250,000	272,098
R.R. Donnelley & Sons Co.
6.13%, 01/15/17[a]	400,000	408,000
SAIC Inc.
4.45%, 12/01/20[d]	200,000	200,540
Stanford University
4.75%, 05/01/19	159,000	170,955
Vanderbilt University
5.25%, 04/01/19	250,000	275,655
Western Union Co. (The)
5.25%, 04/01/20	160,000	166,292
5.93%, 10/01/16[a]	950,000	1,049,018
Yale University
2.90%, 10/15/14	250,000	259,475

		3,481,877

COMPUTERS – 1.16%
Computer Sciences Corp.
6.50%, 03/15/18[a]	600,000	644,916
Dell Inc.
4.70%, 04/15/13	600,000	644,022
5.40%, 09/10/40	100,000	93,034
5.88%, 06/15/19	200,000	221,531
Hewlett-Packard Co.
1.25%, 09/13/13	250,000	248,834
3.75%, 12/01/20	500,000	482,702

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
4.75%, 06/02/14	$500,000	$544,500
6.13%, 03/01/14	1,600,000	1,793,048
International Business Machines Corp.
1.00%, 08/05/13	200,000	198,153
2.10%, 05/06/13	1,025,000	1,042,829
4.75%, 11/29/12	741,000	790,417
5.60%, 11/30/39	495,000	524,256
5.70%, 09/14/17	784,000	891,951
7.63%, 10/15/18	570,000	718,884

		8,839,077

COSMETICS & PERSONAL CARE – 0.37%
Avon Products Inc.
6.50%, 03/01/19	600,000	690,082
Colgate-Palmolive Co.
2.95%, 11/01/20	250,000	232,643
Procter & Gamble Co. (The)
1.38%, 08/01/12	500,000	504,479
4.70%, 02/15/19	750,000	808,493
5.55%, 03/05/37	528,000	569,926

		2,805,623

DISTRIBUTION & WHOLESALE – 0.02%
Ingram Micro Inc.
5.25%, 09/01/17	150,000	150,923

		150,923

DIVERSIFIED FINANCIAL SERVICES – 15.11%
Allstate Life Global Funding Trusts
5.38%, 04/30/13	900,000	974,200
Alterra Finance LLC
6.25%, 09/30/20	100,000	99,885
American Express Co.
6.80%, 09/01/16[b]	228,000	230,280
7.00%, 03/19/18	756,000	888,267
8.13%, 05/20/19	250,000	312,346
8.15%, 03/19/38	500,000	672,118
American Express Credit Corp.
Series C
7.30%, 08/20/13	1,000,000	1,127,379
American Express Credit Corp.
Series D
2.75%, 09/15/15	1,000,000	981,639
5.13%, 08/25/14	450,000	488,170

Security	Principal	Value
Ameriprise Financial Inc.
5.65%, 11/15/15	$600,000	$666,828
Associates Corp. of North America
6.95%, 11/01/18	855,000	967,859
Bear Stearns Companies Inc. (The)/ JPMorgan Chase & Co.
5.70%, 11/15/14	570,000	630,656
6.95%, 08/10/12	1,600,000	1,731,372
7.25%, 02/01/18	750,000	885,295
Boeing Capital Corp.
4.70%, 10/27/19	250,000	263,336
BP Capital Markets PLC
3.13%, 10/01/15	850,000	859,690
3.63%, 05/08/14	400,000	417,641
3.88%, 03/10/15	500,000	523,089
4.50%, 10/01/20	300,000	301,494
4.75%, 03/10/19	250,000	261,272
5.25%, 11/07/13	600,000	653,013
Capital One Bank (USA) N.A.
8.80%, 07/15/19	850,000	1,074,331
Capital One Capital III
7.69%, 08/15/36	500,000	510,000
Capital One Capital V
10.25%, 08/15/39	250,000	271,250
Capital One Financial Corp.
6.75%, 09/15/17[a]	250,000	285,117
7.38%, 05/23/14	250,000	285,766
Caterpillar Financial Services Corp.
2.00%, 04/05/13	750,000	759,437
6.13%, 02/17/14	1,030,000	1,163,817
7.15%, 02/15/19	400,000	489,242
Charles Schwab Corp. (The)
4.95%, 06/01/14	600,000	656,126
Citigroup Inc.
5.00%, 09/15/14	1,600,000	1,683,904
5.30%, 10/17/12	750,000	793,922
5.50%, 04/11/13	1,647,000	1,765,964
6.00%, 12/13/13	1,000,000	1,092,422
6.00%, 08/15/17	750,000	822,732
6.00%, 10/31/33	855,000	804,482
6.13%, 11/21/17	750,000	826,118
6.13%, 05/15/18	500,000	545,789
6.50%, 08/19/13	1,000,000	1,099,181

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
6.88%, 03/05/38	$250,000	$277,240
8.13%, 07/15/39	600,000	757,971
8.50%, 05/22/19	2,250,000	2,790,044
CME Group Inc.
5.40%, 08/01/13	125,000	136,720
Countrywide Financial Corp.
5.80%, 06/07/12[a]	342,000	360,427
6.25%, 05/15/16[a]	575,000	614,658
Credit Suisse (Guernsey) Ltd.
5.86%, 05/15/17[a,b]	250,000	241,875
Credit Suisse (USA) Inc.
5.38%, 03/02/16	969,000	1,066,306
Credit Suisse First Boston (USA) Inc.
7.13%, 07/15/32	150,000	179,322
General Electric Capital Corp.
1.88%, 09/16/13	500,000	500,825
4.63%, 01/07/21	750,000	745,845
4.88%, 03/04/15	1,050,000	1,126,396
5.00%, 01/08/16[a]	1,710,000	1,844,273
5.25%, 10/19/12	433,000	460,632
5.40%, 02/15/17[a]	750,000	816,942
5.63%, 09/15/17[a]	2,400,000	2,634,677
5.63%, 05/01/18	1,200,000	1,311,390
5.65%, 06/09/14	1,750,000	1,929,992
5.88%, 01/14/38	1,250,000	1,253,947
6.00%, 08/07/19	125,000	138,819
6.38%, 11/15/67[b]	400,000	408,000
6.75%, 03/15/32	1,267,000	1,420,293
6.88%, 01/10/39	850,000	959,922
General Electric Capital Corp. Series A
6.00%, 06/15/12	1,500,000	1,595,017
Goldman Sachs Capital II
5.79%, 06/01/12[b]	300,000	255,750
Goldman Sachs Group Inc. (The)
3.63%, 02/07/16	350,000	349,797
3.70%, 08/01/15	1,000,000	1,016,808
5.00%, 10/01/14	867,000	932,692
5.25%, 10/15/13	1,112,000	1,205,690
5.35%, 01/15/16	1,250,000	1,336,096
5.38%, 03/15/20[a]	500,000	512,935
5.45%, 11/01/12	414,000	442,313
5.63%, 01/15/17	1,250,000	1,310,934
5.95%, 01/18/18	1,200,000	1,308,196

Security	Principal	Value
5.95%, 01/15/27	$570,000	$569,899
6.00%, 05/01/14	400,000	443,464
6.00%, 06/15/20	250,000	267,698
6.13%, 02/15/33	250,000	259,345
6.15%, 04/01/18	756,000	830,181
6.25%, 02/01/41	350,000	357,108
6.35%, 02/15/34	570,000	559,452
6.75%, 10/01/37	1,500,000	1,537,252
7.50%, 02/15/19	750,000	885,562
HSBC Finance Corp.
5.00%, 06/30/15	600,000	639,884
6.68%, 01/15/21[d]	1,314,000	1,372,618
7.00%, 05/15/12	1,165,000	1,241,404
Jefferies Group Inc.
3.88%, 11/09/15	200,000	200,310
6.45%, 06/08/27	250,000	236,714
8.50%, 07/15/19	250,000	287,701
John Deere Capital Corp.
2.95%, 03/09/15	400,000	411,370
7.00%, 03/15/12	1,212,000	1,293,024
JPMorgan Chase & Co.
2.60%, 01/15/16	1,000,000	967,018
3.45%, 03/01/16	500,000	503,024
4.25%, 10/15/20[a]	1,500,000	1,444,211
4.75%, 05/01/13	800,000	853,648
5.13%, 09/15/14	1,150,000	1,238,919
5.50%, 10/15/40	1,000,000	985,423
5.75%, 01/02/13	1,539,000	1,647,164
6.00%, 01/15/18	1,169,000	1,299,664
6.30%, 04/23/19	450,000	505,828
6.40%, 05/15/38	625,000	694,260
JPMorgan Chase Capital XXV
6.80%, 10/01/37	150,000	156,604
JPMorgan Chase Capital XXVII
Series AA
7.00%, 11/01/39	950,000	998,387
Lazard Group LLC
6.85%, 06/15/17	300,000	312,122
Merrill Lynch & Co. Inc.
5.45%, 07/15/14	741,000	800,918
6.05%, 08/15/12	1,600,000	1,707,099
6.05%, 05/16/16	1,250,000	1,324,836
6.40%, 08/28/17	776,000	850,710

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
6.88%, 04/25/18	$1,275,000	$1,436,280
7.75%, 05/14/38	900,000	1,011,169
Morgan Stanley
2.88%, 01/24/14	350,000	352,530
4.75%, 04/01/14	2,400,000	2,500,176
5.45%, 01/09/17	450,000	473,771
5.63%, 09/23/19	250,000	256,993
5.75%, 10/18/16	1,254,000	1,354,572
5.75%, 01/25/21	350,000	359,408
5.95%, 12/28/17	750,000	801,199
6.00%, 05/13/14	2,250,000	2,464,190
6.00%, 04/28/15	1,500,000	1,635,530
6.63%, 04/01/18	832,000	918,802
7.25%, 04/01/32	350,000	408,855
7.30%, 05/13/19	1,125,000	1,283,778
MUFG Capital Finance 1 Ltd.
6.35%, 07/25/16	500,000	510,000
NASDAQ OMX Group Inc. (The)
5.25%, 01/16/18	83,000	85,988
5.55%, 01/15/20	250,000	252,332
National Rural Utilities Cooperative Finance Corp.
7.25%, 03/01/12	867,000	924,323
8.00%, 03/01/32[a]	825,000	1,055,518
Nomura Holdings Inc.
6.70%, 03/04/20[a]	550,000	587,723
NYSE Euronext
4.80%, 06/28/13	125,000	134,126
ORIX Corp.
4.71%, 04/27/15	500,000	508,889
SLM Corp.
5.00%, 10/01/13	1,300,000	1,339,000
5.13%, 08/27/12	350,000	363,125
5.63%, 08/01/33	250,000	207,500
6.25%, 01/25/16	350,000	355,250
8.00%, 03/25/20	150,000	159,750
8.45%, 06/15/18	600,000	654,000
Svensk Exportkredit AB
5.13%, 03/01/17	621,000	686,944
TECO Finance Inc.
6.57%, 11/01/17	600,000	680,567
Toyota Motor Credit Corp.
3.20%, 06/17/15	1,000,000	1,028,415

Security	Principal	Value
Wells Fargo Capital XIII Series G
7.70%, 03/26/13[b]	$300,000	$307,500
Wells Fargo Capital XV
9.75%, 09/26/13[b]	1,250,000	1,359,375

		115,248,572

ELECTRIC – 6.00%
Alabama Power Co.
3.38%, 10/01/20	500,000	474,733
4.85%, 12/15/12	250,000	267,074
6.00%, 03/01/39	500,000	542,988
Ameren Energy Generating Co.
6.30%, 04/01/20[a]	250,000	250,000
7.00%, 04/15/18[a]	250,000	259,674
Appalachian Power Co.
Series Q
7.00%, 04/01/38	800,000	918,102
Arizona Public Service Co.
5.80%, 06/30/14	400,000	439,711
Carolina Power & Light Co.
5.30%, 01/15/19	500,000	550,052
CenterPoint Energy Houston Electric LLC
7.00%, 03/01/14[a]	1,200,000	1,369,575
Cleveland Electric Illuminating Co. (The)
Series D
7.88%, 11/01/17	250,000	300,775
Commonwealth Edison Co.
5.80%, 03/15/18	1,080,000	1,207,682
Consolidated Edison Co. of New York Inc.
5.50%, 12/01/39	550,000	557,858
6.30%, 08/15/37	548,000	616,930
Consolidated Edison Co. of New York Inc.
Series 2002-B
4.88%, 02/01/13	1,080,000	1,148,852
Constellation Energy Group Inc.
4.55%, 06/15/15	434,000	454,847
7.60%, 04/01/32	500,000	575,172

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Consumers Energy Co.
6.70%, 09/15/19	$1,050,000	$1,243,727
Detroit Edison Co. (The)
5.70%, 10/01/37	550,000	569,085
Dominion Resources Inc.
5.15%, 07/15/15	867,000	950,736
7.00%, 06/15/38	250,000	292,711
Duke Capital LLC
6.25%, 02/15/13	1,004,000	1,079,635
Duke Energy Carolinas LLC
6.05%, 04/15/38	500,000	545,891
Duke Energy Corp.
3.95%, 09/15/14	500,000	530,265
6.30%, 02/01/14[a]	850,000	951,398
Duke Energy Indiana Inc.
6.35%, 08/15/38	600,000	671,715
Edison International
3.75%, 09/15/17	200,000	197,933
Energy East Corp.
6.75%, 07/15/36[a]	400,000	422,561
Entergy Arkansas Inc.
3.75%, 02/15/21	300,000	285,222
Entergy Texas Inc.
7.13%, 02/01/19	500,000	589,672
Exelon Corp.
4.90%, 06/15/15	457,000	487,175
Exelon Generation Co. LLC
5.35%, 01/15/14	434,000	467,264
6.25%, 10/01/39	500,000	503,232
FirstEnergy Corp.
7.38%, 11/15/31	570,000	619,339
FirstEnergy Solutions Corp.
6.05%, 08/15/21	300,000	312,611
6.80%, 08/15/39[a]	500,000	493,724
Florida Power & Light Co.
5.25%, 02/01/41	250,000	248,088
5.95%, 02/01/38	475,000	515,316
5.96%, 04/01/39	600,000	652,761
Florida Power Corp.
5.65%, 04/01/40	200,000	207,255
6.40%, 06/15/38	285,000	325,376
FPL Group Capital Inc.
6.00%, 03/01/19	150,000	166,410

Security	Principal	Value
Georgia Power Co.
5.40%, 06/01/40	$200,000	$201,425
Great Plains Energy Inc.
2.75%, 08/15/13	500,000	503,097
Indiana Michigan Power Co.
7.00%, 03/15/19	600,000	701,768
Integrys Energy Group Inc.
4.17%, 11/01/20	100,000	94,685
Interstate Power & Light Co.
6.25%, 07/15/39	100,000	109,922
Kentucky Utilities Co.
1.63%, 11/01/15[d]	50,000	47,918
5.13%, 11/01/40[d]	500,000	483,267
LG&E and KU Energy LLC
2.13%, 11/15/15[d]	200,000	191,625
MidAmerican Energy Holdings Co.
5.75%, 04/01/18	500,000	557,892
5.88%, 10/01/12	1,000,000	1,072,487
6.13%, 04/01/36	1,138,000	1,201,915
6.50%, 09/15/37	600,000	665,159
National Grid PLC
6.30%, 08/01/16	150,000	170,258
Nevada Power Co.
6.65%, 04/01/36	250,000	283,259
Nisource Finance Corp.
6.40%, 03/15/18	800,000	892,594
Oglethorpe Power Corp.
5.38%, 11/01/40	200,000	190,709
Oncor Electric Delivery Co.
5.95%, 09/01/13	500,000	547,438
6.80%, 09/01/18	150,000	173,147
7.00%, 09/01/22	835,000	982,516
Pacific Gas & Electric Co.
4.80%, 03/01/14[a]	788,000	850,410
5.40%, 01/15/40	150,000	145,700
6.05%, 03/01/34	450,000	475,952
6.25%, 03/01/39	550,000	600,164
8.25%, 10/15/18	250,000	321,759
PPL Energy Supply LLC
6.20%, 05/15/16	272,000	300,019
Progress Energy Inc.
4.40%, 01/15/21	200,000	199,119
7.75%, 03/01/31[a]	500,000	624,795

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
PSEG Power LLC
2.50%, 04/15/13	$250,000	$254,211
6.95%, 06/01/12	450,000	482,358
Public Service Co. of Colorado
7.88%, 10/01/12	475,000	525,861
Public Service Co. of Oklahoma
4.40%, 02/01/21	200,000	198,953
Public Service Electric and Gas Co.
5.50%, 03/01/40	500,000	510,917
Public Service Electric and Gas Co.
Series D
5.70%, 12/01/36	250,000	262,098
Puget Sound Energy Inc.
5.76%, 10/01/39	250,000	251,951
5.76%, 07/15/40	250,000	252,216
San Diego Gas & Electric Co.
6.00%, 06/01/39[a]	200,000	220,340
Sierra Pacific Power Co.
5.45%, 09/01/13	150,000	162,031
South Carolina Electric & Gas Co.
6.05%, 01/15/38	250,000	270,980
Southern California Edison Co.
5.50%, 08/15/18[a]	150,000	168,852
5.75%, 04/01/35	600,000	632,171
6.00%, 01/15/34	457,000	495,833
Southern Co.
2.38%, 09/15/15[a]	200,000	196,504
Southern Power Co.
Series B
6.25%, 07/15/12	850,000	907,771
TransAlta Corp.
4.75%, 01/15/15	750,000	786,487
UIL Holdings Corp.
4.63%, 10/01/20	100,000	94,866
Union Electric Co.
6.70%, 02/01/19	250,000	289,612
Virginia Electric and Power Co.
5.40%, 04/30/18	936,000	1,034,343
8.88%, 11/15/38	150,000	215,896
Virginia Electric and Power Co.
Series A
6.00%, 05/15/37	300,000	322,807

Security	Principal	Value
Wisconsin Electric Power Co.
4.25%, 12/15/19	$450,000	$459,411
Xcel Energy Inc.
6.50%, 07/01/36	800,000	885,055

		45,733,650

ELECTRICAL COMPONENTS & EQUIPMENT – 0.10%
Emerson Electric Co.
5.00%, 04/15/19	700,000	749,852

		749,852

ELECTRONICS – 0.38%
Agilent Technologies Inc.
5.00%, 07/15/20	500,000	504,997
Arrow Electronics Inc.
3.38%, 11/01/15	250,000	244,049
Koninklijke Philips Electronics NV
5.75%, 03/11/18	800,000	894,621
Thermo Fisher Scientific Inc.
2.05%, 02/21/14	275,000	278,627
3.20%, 03/01/16	300,000	305,033
4.50%, 03/01/21	650,000	664,965

		2,892,292

ENTERTAINMENT – 0.02%
International Game Technology
7.50%, 06/15/19	150,000	171,724

		171,724

ENVIRONMENTAL CONTROL – 0.33%
Allied Waste North America Inc.
6.88%, 06/01/17	400,000	434,000
Republic Services Inc.
6.20%, 03/01/40	500,000	535,196
Waste Management Inc.
6.10%, 03/15/18[a]	250,000	280,053
6.13%, 11/30/39	250,000	264,874
6.38%, 03/11/15	500,000	566,868
7.00%, 07/15/28	114,000	132,954
7.38%, 03/11/19	250,000	301,433

		2,515,378

FOOD – 1.91%
Campbell Soup Co.
3.05%, 07/15/17	500,000	501,126

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
ConAgra Foods Inc.
7.00%, 04/15/19	$700,000	$794,205
Corn Products International Inc.
4.63%, 11/01/20	150,000	147,800
Delhaize Group
6.50%, 06/15/17	450,000	505,657
General Mills Inc.
5.65%, 02/15/19	1,350,000	1,498,033
H.J. Heinz Co.
5.35%, 07/15/13	250,000	272,417
Hershey Co. (The)
4.13%, 12/01/20	100,000	100,474
Kellogg Co.
5.13%, 12/03/12	950,000	1,015,630
Kellogg Co.
Series B
7.45%, 04/01/31	342,000	422,404
Kraft Foods Inc.
4.13%, 02/09/16	150,000	156,447
5.38%, 02/10/20[a]	1,350,000	1,436,625
6.00%, 02/11/13	570,000	619,104
6.13%, 02/01/18	1,140,000	1,281,762
6.13%, 08/23/18	900,000	1,011,711
6.50%, 02/09/40	750,000	805,394
Kroger Co. (The)
5.40%, 07/15/40	250,000	238,291
5.50%, 02/01/13	285,000	306,129
7.50%, 01/15/14	300,000	343,433
7.50%, 04/01/31	350,000	415,321
Ralcorp Holdings Inc.
4.95%, 08/15/20	100,000	99,511
Safeway Inc.
3.95%, 08/15/20	250,000	237,001
5.80%, 08/15/12	1,035,000	1,103,671
Sara Lee Corp.
6.13%, 11/01/32	500,000	462,499
Sysco Corp.
6.63%, 03/17/39	100,000	120,890
Unilever Capital Corp.
4.25%, 02/10/21	250,000	253,742
5.90%, 11/15/32	342,000	376,161

		14,525,438

Security	Principal	Value
FOREST PRODUCTS & PAPER – 0.24%
Celulosa Arauco y Constitucion SA
7.25%, 07/29/19	$100,000	$112,885
International Paper Co.
7.50%, 08/15/21	400,000	478,292
7.95%, 06/15/18	347,000	422,702
9.38%, 05/15/19	600,000	783,575

		1,797,454

GAS – 0.22%
AGL Capital Corp.
5.25%, 08/15/19	200,000	209,514
Atmos Energy Corp.
8.50%, 03/15/19	300,000	374,095
Questar Corp.
2.75%, 02/01/16	50,000	49,684
Sempra Energy
9.80%, 02/15/19	800,000	1,057,834

		1,691,127

HAND & MACHINE TOOLS – 0.04%
Black & Decker Corp. (The)
8.95%, 04/15/14	250,000	296,770

		296,770

HEALTH CARE – PRODUCTS – 0.80%
Baxter International Inc.
5.38%, 06/01/18	900,000	995,935
Becton, Dickinson and Co.
3.25%, 11/12/20	200,000	187,800
CareFusion Corp.
5.13%, 08/01/14	400,000	434,394
Covidien International Finance SA
6.00%, 10/15/17	700,000	792,115
CR Bard Inc.
2.88%, 01/15/16	100,000	100,528
Hospira Inc.
6.05%, 03/30/17	350,000	390,624
Johnson & Johnson
5.15%, 08/15/12	570,000	607,199
5.15%, 07/15/18	200,000	225,212
5.95%, 08/15/37	580,000	658,403
Medtronic Inc.
3.00%, 03/15/15	500,000	512,693

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
5.55%, 03/15/40	$500,000	$522,143
5.60%, 03/15/19	250,000	279,171
St. Jude Medical Inc.
2.50%, 01/15/16	100,000	98,470
3.75%, 07/15/14	300,000	315,890

		6,120,577

HEALTH CARE – SERVICES – 0.81%
Aetna Inc.
3.95%, 09/01/20	100,000	96,422
6.63%, 06/15/36	550,000	621,579
CIGNA Corp.
4.38%, 12/15/20	150,000	148,340
5.13%, 06/15/20	200,000	209,156
Humana Inc.
7.20%, 06/15/18[a]	250,000	287,088
Laboratory Corp. of America Holdings
3.13%, 05/15/16	250,000	250,083
Quest Diagnostics Inc.
6.95%, 07/01/37	250,000	267,333
UnitedHealth Group Inc.
4.88%, 04/01/13	600,000	639,611
5.38%, 03/15/16[a]	250,000	275,268
5.80%, 03/15/36	274,000	273,241
6.00%, 02/15/18	841,000	947,931
6.88%, 02/15/38	150,000	170,701
WellPoint Inc.
4.35%, 08/15/20[a]	200,000	199,763
5.25%, 01/15/16	500,000	548,544
6.38%, 06/15/37	650,000	699,947
WellPoint Inc./Anthem Inc.
6.80%, 08/01/12	500,000	537,822

		6,172,829

HOME BUILDERS – 0.04%
Toll Brothers Finance Corp.
8.91%, 10/15/17	250,000	290,000

		290,000

HOUSEHOLD PRODUCTS & WARES – 0.19%
Church & Dwight Co. Inc.
3.35%, 12/15/15	50,000	49,916
Clorox Co.
5.45%, 10/15/12	200,000	213,150

Security	Principal	Value
Fortune Brands Inc.
5.38%, 01/15/16	$250,000	$264,077
Kimberly-Clark Corp.
6.13%, 08/01/17	250,000	289,164
6.63%, 08/01/37	550,000	657,291

		1,473,598

HOUSEWARES – 0.05%
Newell Rubbermaid Inc.
4.70%, 08/15/20	100,000	98,758
5.50%, 04/15/13	250,000	268,150

		366,908

INSURANCE – 3.72%
ACE INA Holdings Inc.
5.88%, 06/15/14	250,000	278,475
5.90%, 06/15/19[a]	350,000	389,573
Aegon NV
4.75%, 06/01/13	550,000	579,512
Aflac Inc.
6.45%, 08/15/40	150,000	153,991
8.50%, 05/15/19[a]	250,000	307,986
Alleghany Corp.
5.63%, 09/15/20	100,000	100,804
Allstate Corp. (The)
5.55%, 05/09/35	920,000	919,804
American International Group Inc.
3.65%, 01/15/14	350,000	358,972
5.05%, 10/01/15[a]	800,000	835,258
5.85%, 01/16/18	684,000	720,878
6.40%, 12/15/20	350,000	380,033
8.18%, 05/15/58[b]	1,000,000	1,087,500
8.25%, 08/15/18	850,000	1,013,423
AON Corp.
5.00%, 09/30/20	250,000	254,461
6.25%, 09/30/40	500,000	520,654
Aspen Insurance Holdings Ltd.
6.00%, 12/15/20	100,000	101,353
AXA SA
8.60%, 12/15/30	400,000	467,882
Berkshire Hathaway Finance Corp.
3.20%, 02/11/15	1,000,000	1,028,501
4.00%, 04/15/12	500,000	517,618

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
5.40%, 05/15/18	$765,000	$843,239
5.75%, 01/15/40	250,000	262,671
Chubb Corp. (The)
5.75%, 05/15/18	800,000	891,332
6.50%, 05/15/38	250,000	281,174
CNA Financial Corp.
5.88%, 08/15/20	750,000	778,045
GE Global Insurance Holding Corp.
7.00%, 02/15/26	250,000	268,050
Genworth Financial Inc.
5.75%, 06/15/14	500,000	517,884
6.52%, 05/22/18[a]	300,000	299,958
Hartford Financial Services Group Inc.
4.63%, 07/15/13[a]	800,000	838,179
6.63%, 03/30/40	500,000	514,666
Lincoln National Corp.
7.00%, 06/15/40[a]	250,000	284,224
8.75%, 07/01/19	775,000	976,130
Marsh & McLennan Companies Inc.
5.75%, 09/15/15	600,000	649,971
MetLife Inc.
5.00%, 06/15/15	990,000	1,069,602
6.40%, 12/15/36	975,000	921,375
7.72%, 02/15/19	750,000	920,243
Principal Financial Group Inc.
6.05%, 10/15/36	300,000	309,881
Principal Life Income Fundings Trust
5.30%, 04/24/13	350,000	377,311
Progressive Corp. (The)
6.70%, 06/15/37[b]	400,000	422,000
Protective Life Secured Trust
5.45%, 09/28/12	600,000	632,521
Prudential Financial Inc.
5.10%, 09/20/14	1,600,000	1,722,825
5.70%, 12/14/36	285,000	279,281
7.38%, 06/15/19	700,000	829,095
8.88%, 06/15/38[b]	250,000	291,250
Prudential Financial Inc.
Series D
4.75%, 09/17/15	250,000	267,493
Torchmark Corp.
9.25%, 06/15/19	125,000	153,831

Security	Principal	Value
Travelers Companies Inc. (The)
5.80%, 05/15/18	$285,000	$314,659
6.25%, 06/15/37	250,000	270,352
Travelers Property Casualty Corp.
6.38%, 03/15/33	600,000	658,358
Unitrin Inc.
6.00%, 11/30/15	100,000	104,223
Unum Group
7.13%, 09/30/16	175,000	197,554
Willis North America Inc.
7.00%, 09/29/19	450,000	490,361
WR Berkley Corp.
5.38%, 09/15/20	200,000	201,626
XL Capital Ltd.
5.25%, 09/15/14	500,000	527,791

		28,383,833

INTERNET – 0.10%
eBay Inc.
1.63%, 10/15/15[a]	400,000	382,481
3.25%, 10/15/20	100,000	91,312
Expedia Inc.
5.95%, 08/15/20	300,000	305,081

		778,874

IRON & STEEL – 0.52%
Allegheny Technologies Inc.
9.38%, 06/01/19	150,000	189,078
ArcelorMittal SA
3.75%, 08/05/15	500,000	503,289
3.75%, 03/01/16	200,000	199,146
5.38%, 06/01/13	550,000	587,632
5.50%, 03/01/21	250,000	248,392
6.13%, 06/01/18	250,000	266,668
7.00%, 10/15/39	400,000	412,508
9.85%, 06/01/19	250,000	319,103
Cliffs Natural Resources Inc.
4.80%, 10/01/20	700,000	689,662
Nucor Corp.
5.75%, 12/01/17	475,000	533,040

		3,948,518

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
LODGING – 0.08%
Choice Hotels International Inc.
5.70%, 08/28/20	$100,000	$96,693
Marriott International Inc.
Series J
5.63%, 02/15/13	500,000	532,715

		629,408

MACHINERY – 0.35%
Caterpillar Inc.
5.70%, 08/15/16[a]	1,140,000	1,310,055
6.05%, 08/15/36	250,000	282,441
Deere & Co.
4.38%, 10/16/19	500,000	523,385
5.38%, 10/16/29	350,000	372,305
Rockwell Automation Inc.
6.70%, 01/15/28	125,000	142,073

		2,630,259

MANUFACTURING – 1.14%
3M Co.
Series E
4.38%, 08/15/13	820,000	887,209
Cooper US Inc.
3.88%, 12/15/20	50,000	48,449
Danaher Corp.
5.40%, 03/01/19	600,000	660,685
Dover Corp.
5.38%, 10/15/35[a]	250,000	250,801
5.45%, 03/15/18	100,000	110,657
Eaton Corp.
5.60%, 05/15/18	250,000	275,383
General Electric Co.
5.00%, 02/01/13	550,000	589,607
5.25%, 12/06/17	1,043,000	1,144,445
Harsco Corp.
2.70%, 10/15/15	200,000	194,575
Honeywell International Inc.
4.25%, 03/01/13	600,000	639,281
5.00%, 02/15/19	250,000	271,944
5.70%, 03/15/37	500,000	535,364
Illinois Tool Works Inc.
6.25%, 04/01/19	600,000	696,246

Security	Principal	Value
Ingersoll-Rand Global Holding Co. Ltd.
9.50%, 04/15/14	$300,000	$356,563
ITT Corp.
6.13%, 05/01/19	250,000	281,763
Parker Hannifin Corp.
Series A
6.25%, 05/15/38	100,000	112,798
Tyco Electronics Group SA
6.55%, 10/01/17	665,000	762,787
Tyco International Finance SA
3.75%, 01/15/18	250,000	250,283
8.50%, 01/15/19[a]	250,000	322,083
Tyco International Ltd.
6.88%, 01/15/21[a]	250,000	298,763

		8,689,686

MEDIA – 4.08%
AOL Time Warner Inc.
7.63%, 04/15/31[a]	750,000	884,281
CBS Corp.
5.75%, 04/15/20	350,000	371,251
Comcast Cable Communications Holdings Inc.
8.38%, 03/15/13	617,000	699,340
9.46%, 11/15/22	450,000	610,753
Comcast Corp.
5.15%, 03/01/20[a]	750,000	782,076
5.30%, 01/15/14	500,000	544,887
5.70%, 07/01/19[a]	780,000	849,189
5.90%, 03/15/16	400,000	445,798
6.45%, 03/15/37	570,000	591,971
6.95%, 08/15/37	1,175,000	1,296,860
COX Communications Inc.
5.45%, 12/15/14	700,000	772,476
DIRECTV Holdings LLC
5.20%, 03/15/20	1,000,000	1,031,611
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
4.75%, 10/01/14	200,000	214,874
5.88%, 10/01/19	100,000	108,472
6.00%, 08/15/40	350,000	341,910
6.38%, 06/15/15[a]	125,000	128,750
7.63%, 05/15/16	200,000	221,000

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Discovery Communications LLC
6.35%, 06/01/40	$500,000	$523,867
Grupo Televisa SA
6.63%, 03/18/25	750,000	834,555
NBC Universal Inc.
2.10%, 04/01/14[d]	500,000	496,832
2.88%, 04/01/16[d]	500,000	487,889
4.38%, 04/01/21[d]	350,000	339,154
6.40%, 04/30/40[d]	500,000	516,733
News America Inc.
4.50%, 02/15/21[d]	750,000	749,678
5.30%, 12/15/14	867,000	958,709
6.65%, 11/15/37	626,000	675,287
6.90%, 08/15/39	900,000	996,521
Reed Elsevier Capital Inc.
7.75%, 01/15/14	500,000	572,837
Thomson Reuters Corp.
6.50%, 07/15/18	800,000	928,488
Time Warner Cable Inc.
5.00%, 02/01/20	300,000	303,969
5.85%, 05/01/17	200,000	219,602
6.20%, 07/01/13	200,000	220,555
6.55%, 05/01/37	513,000	532,583
6.75%, 07/01/18	1,300,000	1,488,284
7.30%, 07/01/38	250,000	282,335
7.50%, 04/01/14	450,000	516,156
8.25%, 04/01/19	1,780,000	2,192,002
Time Warner Inc.
3.15%, 07/15/15	1,400,000	1,417,841
4.88%, 03/15/20	200,000	205,738
5.88%, 11/15/16	750,000	839,815
6.10%, 07/15/40	350,000	351,356
7.70%, 05/01/32	437,000	521,141
Viacom Inc.
4.50%, 03/01/21	750,000	744,903
6.25%, 04/30/16	735,000	841,356
6.88%, 04/30/36	250,000	276,422
7.88%, 07/30/30	570,000	666,101
Walt Disney Co. (The)
5.50%, 03/15/19[a]	250,000	280,760
6.38%, 03/01/12	867,000	917,853
7.00%, 03/01/32[a]	250,000	303,423

		31,098,244

Security	Principal	Value
METAL FABRICATE & HARDWARE – 0.03%
Commercial Metals Co.
7.35%, 08/15/18	$250,000	$258,439

		258,439

MINING – 1.91%
Alcoa Inc.
5.55%, 02/01/17	171,000	183,092
5.72%, 02/23/19	400,000	419,684
5.95%, 02/01/37[a]	521,000	500,973
6.00%, 07/15/13[a]	800,000	875,941
AngloGold Ashanti Holdings PLC
6.50%, 04/15/40	300,000	297,995
Barrick Gold Corp.
6.95%, 04/01/19	800,000	963,117
BHP Billiton Finance (USA) Ltd.
4.80%, 04/15/13	867,000	930,528
6.50%, 04/01/19[a]	850,000	1,006,124
Freeport-McMoRan Copper & Gold Inc.
8.25%, 04/01/15	250,000	261,250
8.38%, 04/01/17	475,000	524,875
Newmont Mining Corp.
5.13%, 10/01/19[a]	250,000	268,840
6.25%, 10/01/39	250,000	264,476
Rio Tinto Alcan Inc.
4.50%, 05/15/13	500,000	532,546
Rio Tinto Finance (USA) Ltd.
5.20%, 11/02/40	100,000	94,638
6.50%, 07/15/18	689,000	796,325
8.95%, 05/01/14	250,000	301,642
9.00%, 05/01/19	800,000	1,056,228
Southern Copper Corp.
7.50%, 07/27/35	300,000	332,937
Teck Resources Ltd.
3.85%, 08/15/17	50,000	50,319
6.13%, 10/01/35	500,000	517,716
9.75%, 05/15/14	186,000	225,990
10.75%, 05/15/19	600,000	774,000
Vale Overseas Ltd.
4.63%, 09/15/20	250,000	245,373
6.25%, 01/23/17[a]	1,299,000	1,465,077
6.88%, 11/21/36	1,200,000	1,288,968

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Vulcan Materials Co.
7.00%, 06/15/18[a]	$150,000	$154,146
Xstrata Canada Corp.
5.50%, 06/15/17	250,000	267,961

		14,600,761

MULTI-NATIONAL – 5.46%
African Development Bank
3.00%, 05/27/14	700,000	732,021
Asian Development Bank
1.63%, 07/15/13	1,000,000	1,013,397
2.50%, 03/15/16	1,000,000	1,007,076
2.75%, 05/21/14[a]	1,755,000	1,823,308
3.63%, 09/05/13	950,000	1,008,631
Corporacion Andina de Fomento
5.75%, 01/12/17	300,000	322,878
8.13%, 06/04/19	250,000	302,013
European Bank for Reconstruction and Development
Series G
2.75%, 04/20/15	1,000,000	1,030,949
European Investment Bank
1.38%, 10/20/15	700,000	673,888
1.63%, 03/15/13	500,000	507,450
2.25%, 03/15/16	1,000,000	992,932
2.75%, 03/23/15	2,200,000	2,270,002
2.88%, 01/15/15	1,200,000	1,244,446
2.88%, 09/15/20	250,000	233,853
3.13%, 06/04/14	150,000	157,336
3.25%, 10/14/11	442,000	449,767
4.88%, 01/17/17	600,000	669,041
4.88%, 02/15/36	250,000	253,560
5.13%, 05/30/17	3,710,000	4,178,061
European Investment Bank
Series E
2.00%, 02/10/12	5,500,000	5,581,866
Inter-American Development Bank
3.00%, 04/22/14	150,000	157,080
3.88%, 02/14/20	1,050,000	1,085,425
4.38%, 09/20/12	1,563,000	1,653,372
5.13%, 09/13/16[a]	855,000	968,601

Security	Principal	Value
Inter-American Development Bank
Series G
1.75%, 10/22/12	$1,900,000	$1,933,539
International Bank for Reconstruction and Development
1.13%, 07/06/12	500,000	501,065
1.75%, 07/15/13	1,000,000	1,017,966
2.00%, 04/02/12	1,000,000	1,017,445
2.13%, 03/15/16	1,400,000	1,393,707
2.38%, 05/26/15	2,000,000	2,041,640
3.50%, 10/08/13	1,600,000	1,698,116
International Finance Corp.
2.13%, 11/17/17	400,000	381,083
International Finance Corp. Series G
3.00%, 04/22/14	1,200,000	1,256,642
Korea Development Bank
4.38%, 08/10/15	500,000	513,428
8.00%, 01/23/14	500,000	570,589
Nordic Investment Bank
2.25%, 03/15/16	1,000,000	996,665

		41,638,838

OFFICE & BUSINESS EQUIPMENT – 0.30%
Pitney Bowes Inc.
5.25%, 01/15/37	800,000	820,000
Xerox Corp.
5.50%, 05/15/12	600,000	631,236
6.35%, 05/15/18	250,000	283,680
6.75%, 12/15/39[a]	500,000	565,975

		2,300,891

OIL & GAS – 5.60%
Anadarko Petroleum Corp.
5.95%, 09/15/16	270,000	295,395
6.20%, 03/15/40	500,000	490,033
6.38%, 09/15/17	550,000	609,891
6.45%, 09/15/36	699,000	698,893
Apache Corp.
5.10%, 09/01/40	350,000	324,833
5.25%, 04/15/13[a]	285,000	307,000
5.63%, 01/15/17	500,000	559,100
6.00%, 01/15/37	250,000	263,526
Canadian Natural Resources Ltd.
5.70%, 05/15/17	800,000	889,465

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
6.25%, 03/15/38	$171,000	$184,357
6.50%, 02/15/37	300,000	330,959
Cenovus Energy Inc.
4.50%, 09/15/14	700,000	752,199
5.70%, 10/15/19	200,000	222,494
6.75%, 11/15/39	200,000	226,054
Chevron Corp.
3.95%, 03/03/14	1,100,000	1,175,097
ConocoPhillips
4.60%, 01/15/15	1,000,000	1,081,343
5.75%, 02/01/19	200,000	226,220
6.00%, 01/15/20	750,000	861,357
6.50%, 02/01/39	1,000,000	1,149,511
ConocoPhillips Holding Co.
6.95%, 04/15/29[a]	728,000	885,911
Devon Energy Corp.
6.30%, 01/15/19	400,000	464,068
7.95%, 04/15/32	570,000	738,794
Diamond Offshore Drilling Inc.
5.88%, 05/01/19	250,000	274,778
EnCana Corp.
5.90%, 12/01/17	1,080,000	1,214,016
6.50%, 02/01/38	342,000	368,955
EOG Resources Inc.
5.63%, 06/01/19	600,000	658,387
5.88%, 09/15/17	150,000	169,373
EQT Corp.
8.13%, 06/01/19	250,000	294,564
Hess Corp.
5.60%, 02/15/41	300,000	289,410
7.13%, 03/15/33	137,000	160,346
8.13%, 02/15/19	800,000	1,006,448
Husky Energy Inc.
6.25%, 06/15/12	100,000	106,213
6.80%, 09/15/37	100,000	108,990
7.25%, 12/15/19	800,000	943,826
Marathon Oil Corp.
5.90%, 03/15/18	500,000	563,809
6.00%, 10/01/17	600,000	680,425
Marathon Petroleum Corp.
3.50%, 03/01/16[d]	50,000	50,186
6.50%, 03/01/41[d]	300,000	303,089

Security	Principal	Value
Nabors Industries Inc.
6.15%, 02/15/18[a]	$800,000	$857,582
9.25%, 01/15/19	225,000	279,684
Nexen Inc.
5.88%, 03/10/35	250,000	226,055
6.20%, 07/30/19[a]	150,000	159,634
6.40%, 05/15/37	171,000	163,045
7.50%, 07/30/39	500,000	531,841
Noble Energy Inc.
6.00%, 03/01/41	200,000	204,753
8.25%, 03/01/19	250,000	314,027
Noble Holding International Ltd.
4.63%, 03/01/21[a]	300,000	299,496
6.20%, 08/01/40	200,000	208,292
NuStar Logistics LP
4.80%, 09/01/20	275,000	273,649
Occidental Petroleum Corp.
7.00%, 11/01/13	900,000	1,033,029
Pemex Project Funding Master Trust
5.75%, 03/01/18	450,000	474,372
6.63%, 06/15/35	570,000	565,263
Petro-Canada
6.80%, 05/15/38	150,000	166,825
9.25%, 10/15/21	350,000	467,093
Petrobras International Finance Co.
5.38%, 01/27/21	750,000	752,978
5.75%, 01/20/20	250,000	258,688
5.88%, 03/01/18	1,350,000	1,438,992
6.75%, 01/27/41	250,000	255,660
6.88%, 01/20/40	250,000	257,200
7.88%, 03/15/19	400,000	471,000
Petroleos Mexicanos
4.88%, 03/15/15[a]	750,000	791,445
4.88%, 03/15/15[d]	500,000	527,750
5.50%, 01/21/21	750,000	755,700
Rowan Companies Inc.
5.00%, 09/01/17	100,000	103,146
Shell International Finance BV
1.88%, 03/25/13	400,000	406,826
3.25%, 09/22/15	900,000	925,472
4.00%, 03/21/14	500,000	533,884
4.30%, 09/22/19	500,000	515,704

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
4.38%, 03/25/20	$400,000	$413,915
6.38%, 12/15/38	550,000	626,577
Statoil ASA
3.13%, 08/17/17	350,000	344,905
5.25%, 04/15/19	1,200,000	1,306,986
Suncor Energy Inc.
6.10%, 06/01/18	375,000	423,476
6.50%, 06/15/38	300,000	323,763
6.85%, 06/01/39	250,000	280,161
Talisman Energy Inc.
3.75%, 02/01/21	500,000	464,284
7.75%, 06/01/19[a]	400,000	488,568
Total Capital SA
3.00%, 06/24/15	1,000,000	1,015,075
4.13%, 01/28/21	500,000	494,766
Transocean Inc.
5.25%, 03/15/13	200,000	212,350
6.00%, 03/15/18	371,000	399,263
6.80%, 03/15/38	250,000	259,452
7.50%, 04/15/31	100,000	109,333
Valero Energy Corp.
4.50%, 02/01/15	500,000	523,972
6.13%, 02/01/20	250,000	270,113
6.63%, 06/15/37	342,000	348,137
7.50%, 04/15/32	185,000	207,195

		42,660,691

OIL & GAS SERVICES – 0.43%
Baker Hughes Inc.
5.13%, 09/15/40	300,000	285,716
7.50%, 11/15/18	250,000	311,928
Halliburton Co.
6.15%, 09/15/19[a]	150,000	171,786
7.45%, 09/15/39	375,000	473,197
Weatherford International Inc.
6.35%, 06/15/17	171,000	189,751
Weatherford International Ltd.
6.75%, 09/15/40	550,000	582,907
9.63%, 03/01/19	950,000	1,239,353

		3,254,638

PHARMACEUTICALS – 3.02%
Abbott Laboratories
5.13%, 04/01/19	750,000	812,330

Security	Principal	Value
5.30%, 05/27/40	$500,000	$497,678
5.88%, 05/15/16	1,315,000	1,509,029
AmerisourceBergen Corp.
5.88%, 09/15/15	285,000	317,507
AstraZeneca PLC
5.40%, 06/01/14	500,000	551,328
5.90%, 09/15/17	607,000	690,053
6.45%, 09/15/37	1,000,000	1,150,099
Bristol-Myers Squibb Co.
5.45%, 05/01/18	150,000	167,232
5.88%, 11/15/36	126,000	137,012
6.13%, 05/01/38	230,000	258,900
Eli Lilly and Co.
4.20%, 03/06/14	1,080,000	1,157,553
5.55%, 03/15/37	228,000	236,292
Express Scripts Inc.
6.25%, 06/15/14	500,000	558,592
GlaxoSmithKline Capital Inc.
4.85%, 05/15/13	780,000	841,095
5.65%, 05/15/18[a]	750,000	844,486
6.38%, 05/15/38	584,000	664,555
McKesson Corp.
4.75%, 03/01/21	500,000	509,363
6.00%, 03/01/41	250,000	257,396
Mead Johnson Nutrition Co.
4.90%, 11/01/19	500,000	519,095
Medco Health Solutions Inc.
7.13%, 03/15/18	500,000	585,154
Merck & Co. Inc.
5.00%, 06/30/19	730,000	799,373
5.85%, 06/30/39	750,000	815,797
Novartis Capital Corp.
1.90%, 04/24/13	500,000	508,055
2.90%, 04/24/15	500,000	511,644
4.13%, 02/10/14[a]	500,000	533,694
Novartis Securities Investment Ltd.
5.13%, 02/10/19	580,000	630,786
Pfizer Inc.
4.45%, 03/15/12	1,080,000	1,124,630
5.35%, 03/15/15	500,000	559,980
6.20%, 03/15/19	1,250,000	1,445,323
7.20%, 03/15/39	500,000	627,451

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Schering-Plough Corp./Merck &
Co. Inc.
5.30%, 12/01/13	$800,000	$885,280
6.00%, 09/15/17	150,000	176,366
Teva Pharmaceutical Finance LLC
6.15%, 02/01/36	285,000	312,376
Wyeth
5.50%, 02/01/14	1,067,000	1,180,795
5.95%, 04/01/37	600,000	647,536

		23,023,835

PIPELINES – 2.18%
Buckeye Partners LP
4.88%, 02/01/21[a]	50,000	49,723
5.50%, 08/15/19	250,000	261,771
CenterPoint Energy Resources Corp.
4.50%, 01/15/21[d]	431,000	427,075
El Paso Natural Gas Co.
8.38%, 06/15/32	500,000	617,170
Enbridge Energy Partners LP Series B
7.50%, 04/15/38	250,000	294,202
Enbridge Inc.
5.80%, 06/15/14	600,000	664,645
Energy Transfer Partners LP
5.95%, 02/01/15	500,000	545,651
9.00%, 04/15/19	300,000	380,073
9.70%, 03/15/19	250,000	327,667
Enterprise Products Operating LLC
3.70%, 06/01/15	900,000	921,767
6.45%, 09/01/40	250,000	261,874
7.55%, 04/15/38[a]	250,000	295,841
Enterprise Products Operating LP
5.60%, 10/15/14	627,000	685,607
Enterprise Products Operating LP
Series D
6.88%, 03/01/33	400,000	437,222
Kinder Morgan Energy Partners LP
5.30%, 09/15/20	250,000	258,212
5.95%, 02/15/18[a]	1,153,000	1,254,370
6.50%, 02/01/37	399,000	411,645
6.55%, 09/15/40	500,000	513,182
Magellan Midstream Partners LP
4.25%, 02/01/21	400,000	383,850

Security	Principal	Value
ONEOK Partners LP
3.25%, 02/01/16	$250,000	$248,449
6.13%, 02/01/41	250,000	249,097
6.65%, 10/01/36	171,000	183,070
8.63%, 03/01/19	300,000	372,888
Panhandle Eastern Pipe Line Co. LP
7.00%, 06/15/18	300,000	333,051
Plains All American Pipeline LP
8.75%, 05/01/19	800,000	1,007,310
Southern Natural Gas Co.
5.90%, 04/01/17[d]	228,000	244,343
Texas Eastern Transmission LP
7.00%, 07/15/32	250,000	293,247
TransCanada PipeLines Ltd.
3.80%, 10/01/20	700,000	668,735
6.20%, 10/15/37	457,000	484,114
6.35%, 05/15/17[b]	150,000	149,250
6.50%, 08/15/18	700,000	813,055
7.63%, 01/15/39	300,000	369,809
Williams Companies Inc. (The)
8.75%, 03/15/32	500,000	648,640
Williams Partners LP
3.80%, 02/15/15	1,000,000	1,031,977
5.25%, 03/15/20	250,000	260,677
6.30%, 04/15/40	250,000	258,455

		16,607,714

REAL ESTATE INVESTMENT TRUSTS – 1.13%
AvalonBay Communities Inc.
3.95%, 01/15/21	50,000	48,109
5.70%, 03/15/17	250,000	278,873
Boston Properties LP
5.88%, 10/15/19	600,000	648,799
6.25%, 01/15/13	37,000	40,120
Digital Realty Trust LP
4.50%, 07/15/15	200,000	205,279
Duke Realty LP
8.25%, 08/15/19	250,000	296,630
Equity One Inc.
6.25%, 12/15/14	125,000	134,953
ERP Operating LP
5.25%, 09/15/14	250,000	273,021
5.75%, 06/15/17[a]	457,000	502,737

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
HCP Inc.
5.38%, 02/01/21	$200,000	$204,301
6.70%, 01/30/18	600,000	675,185
Health Care Property Investors Inc.
5.65%, 12/15/13	250,000	268,015
Health Care REIT Inc.
4.95%, 01/15/21	200,000	199,724
6.20%, 06/01/16	250,000	275,950
Healthcare Realty Trust Inc.
6.50%, 01/17/17	125,000	136,226
Hospitality Properties Trust
7.88%, 08/15/14	150,000	170,847
HRPT Properties Trust
6.25%, 06/15/17	250,000	270,336
Kimco Realty Corp.
4.30%, 02/01/18[a]	200,000	198,633
Liberty Property LP
4.75%, 10/01/20	400,000	398,001
Mack-Cali Realty Corp.
7.75%, 08/15/19[a]	100,000	120,185
Nationwide Health Properties Inc.
6.25%, 02/01/13	250,000	267,004
ProLogis
5.50%, 04/01/12[a]	250,000	256,373
6.25%, 03/15/17	250,000	274,462
6.88%, 03/15/20	20,000	22,292
Realty Income Corp.
6.75%, 08/15/19	250,000	286,067
Simon Property Group LP
5.10%, 06/15/15	285,000	311,457
5.65%, 02/01/20	650,000	707,607
6.13%, 05/30/18	415,000	467,609
6.75%, 02/01/40[a]	500,000	581,780
Ventas Realty LP/Ventas Capital Corp.
3.13%, 11/30/15[a]	100,000	97,566

		8,618,141

RETAIL – 2.47%
AutoZone Inc.
5.75%, 01/15/15	600,000	659,700
Costco Wholesale Corp.
5.50%, 03/15/17	228,000	259,436

Security	Principal	Value
CVS Caremark Corp.
5.75%, 06/01/17	$200,000	$222,826
6.13%, 08/15/16	171,000	194,592
6.25%, 06/01/27	758,000	835,639
6.60%, 03/15/19	450,000	520,862
Home Depot Inc. (The)
5.25%, 12/16/13	600,000	657,505
5.40%, 03/01/16	570,000	634,269
5.88%, 12/16/36	850,000	864,002
Kohl’s Corp.
6.88%, 12/15/37	150,000	172,881
Lowe’s Companies Inc.
4.63%, 04/15/20	300,000	311,522
5.40%, 10/15/16	805,000	911,474
5.50%, 10/15/35	250,000	253,334
McDonald’s Corp.
5.35%, 03/01/18	1,285,000	1,442,890
6.30%, 03/01/38	250,000	290,428
Nordstrom Inc.
6.25%, 01/15/18[a]	500,000	571,985
7.00%, 01/15/38	150,000	178,963
Staples Inc.
9.75%, 01/15/14	150,000	181,751
Target Corp.
5.38%, 05/01/17	600,000	672,926
6.00%, 01/15/18	500,000	575,243
6.35%, 11/01/32	457,000	508,827
7.00%, 01/15/38	500,000	604,512
Wal-Mart Stores Inc.
1.50%, 10/25/15	2,000,000	1,918,877
3.25%, 10/25/20	850,000	795,116
4.55%, 05/01/13	640,000	688,739
5.00%, 10/25/40	1,000,000	950,898
5.25%, 09/01/35	285,000	283,022
6.20%, 04/15/38	450,000	499,477
6.50%, 08/15/37	798,000	918,232
Walgreen Co.
5.25%, 01/15/19	600,000	662,331
Yum! Brands Inc.
6.25%, 03/15/18	550,000	620,397

		18,862,656

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
SEMICONDUCTORS – 0.03%
Analog Devices Inc.
5.00%, 07/01/14[a]	$200,000	$213,483
Broadcom Corp.
2.38%, 11/01/15[d]	50,000	48,356

		261,839

SOFTWARE – 0.93%
Adobe Systems Inc.
4.75%, 02/01/20[a]	250,000	253,344
CA Inc.
5.38%, 12/01/19	250,000	257,180
Fiserv Inc.
6.13%, 11/20/12	274,000	294,995
Microsoft Corp.
2.50%, 02/08/16	250,000	250,489
3.00%, 10/01/20	300,000	279,371
4.20%, 06/01/19	1,080,000	1,116,861
4.50%, 10/01/40	250,000	224,715
5.30%, 02/08/41	500,000	508,221
Oracle Corp.
5.00%, 07/08/19	450,000	482,814
5.25%, 01/15/16	570,000	636,267
5.38%, 07/15/40[d]	700,000	682,207
5.75%, 04/15/18	1,530,000	1,718,098
6.50%, 04/15/38	350,000	393,595

		7,098,157

TELECOMMUNICATIONS – 5.74%
Alltel Corp.
7.88%, 07/01/32	400,000	518,340
America Movil SAB de CV
5.00%, 10/16/19	500,000	513,380
5.50%, 03/01/14[a]	450,000	489,195
6.13%, 03/30/40	600,000	627,120
American Tower Corp.
4.50%, 01/15/18	250,000	247,563
5.05%, 09/01/20	300,000	294,126
AT&T Inc.
2.50%, 08/15/15	600,000	595,301
4.95%, 01/15/13	844,000	903,418
5.10%, 09/15/14	800,000	876,738
5.35%, 09/01/40[d]	1,328,000	1,214,243
5.50%, 02/01/18[a]	750,000	823,769

Security	Principal	Value
5.80%, 02/15/19	$1,000,000	$1,113,301
6.30%, 01/15/38	171,000	176,605
6.40%, 05/15/38	600,000	626,062
6.50%, 09/01/37	800,000	847,139
6.55%, 02/15/39	1,250,000	1,330,056
BellSouth Corp.
6.00%, 11/15/34	570,000	562,776
British Telecom PLC
5.15%, 01/15/13	350,000	372,565
5.95%, 01/15/18	750,000	826,889
9.88%, 12/15/30	378,000	521,449
Cellco Partnership/Verizon Wireless Capital LLC
5.55%, 02/01/14	750,000	828,115
8.50%, 11/15/18	750,000	970,960
CenturyLink Inc.
6.00%, 04/01/17	630,000	664,775
Cisco Systems Inc.
4.45%, 01/15/20[a]	800,000	824,510
4.95%, 02/15/19	550,000	589,740
5.50%, 02/22/16	797,000	900,727
5.50%, 01/15/40	300,000	299,077
5.90%, 02/15/39	250,000	262,311
Corning Inc.
4.25%, 08/15/20	100,000	98,733
5.75%, 08/15/40	350,000	349,942
Deutsche Telekom International Finance BV
4.88%, 07/08/14	750,000	814,132
8.75%, 06/15/30	1,021,000	1,339,050
Embarq Corp.
7.08%, 06/01/16	500,000	567,532
8.00%, 06/01/36	250,000	282,446
France Telecom SA
4.38%, 07/08/14	400,000	429,790
8.50%, 03/01/31	570,000	771,525
Harris Corp.
4.40%, 12/15/20	200,000	199,745
6.38%, 06/15/19	100,000	114,593
Juniper Networks Inc.
3.10%, 03/15/16	50,000	49,914
4.60%, 03/15/21	50,000	49,936
5.95%, 03/15/41	50,000	49,978

78	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Motorola Inc.
6.63%, 11/15/37	$250,000	$267,161
New Cingular Wireless Services Inc.
8.75%, 03/01/31	200,000	273,699
Nokia OYJ
5.38%, 05/15/19[a]	150,000	154,090
6.63%, 05/15/39	100,000	100,934
Qwest Corp.
6.88%, 09/15/33	57,000	56,715
8.38%, 05/01/16	1,200,000	1,428,000
8.88%, 03/15/12	228,000	245,916
Rogers Communications Inc.
6.80%, 08/15/18	700,000	826,985
Rogers Wireless Inc.
6.38%, 03/01/14	171,000	192,339
Royal KPN NV
8.38%, 10/01/30	250,000	322,967
Telecom Italia Capital SA
4.95%, 09/30/14	600,000	617,532
5.25%, 11/15/13	915,000	955,026
5.25%, 10/01/15	650,000	662,213
7.18%, 06/18/19	300,000	324,465
7.72%, 06/04/38	700,000	721,795
Telefonica Emisiones SAU
3.73%, 04/27/15	150,000	151,385
3.99%, 02/16/16	1,000,000	1,001,524
5.46%, 02/16/21	250,000	254,739
5.88%, 07/15/19	250,000	264,216
6.42%, 06/20/16	150,000	166,148
7.05%, 06/20/36	500,000	540,028
Telefonica Europe BV
8.25%, 09/15/30	570,000	682,960
Verizon Communications Inc.
5.25%, 04/15/13	550,000	596,069
5.55%, 02/15/16	570,000	635,418
5.85%, 09/15/35	380,000	382,413
6.10%, 04/15/18	770,000	868,544
6.40%, 02/15/38	500,000	533,449
7.38%, 09/01/12	1,080,000	1,182,453
7.75%, 12/01/30	1,300,000	1,586,681
8.75%, 11/01/18	250,000	322,641
8.95%, 03/01/39	600,000	833,305

Security	Principal	Value
Vodafone Group PLC
4.15%, 06/10/14	$600,000	$634,538
5.00%, 12/16/13[a]	497,000	540,268
5.45%, 06/10/19	250,000	274,105
5.63%, 02/27/17	150,000	165,913
5.75%, 03/15/16	457,000	512,239
6.15%, 02/27/37	550,000	587,154

		43,803,593

TOYS, GAMES & HOBBIES – 0.05%
Hasbro Inc.
6.13%, 05/15/14	250,000	272,500
Mattel Inc.
4.35%, 10/01/20	100,000	97,207

		369,707

TRANSPORTATION – 1.25%
Burlington Northern Santa Fe Corp.
5.75%, 05/01/40	500,000	514,256
5.90%, 07/01/12	150,000	159,941
6.15%, 05/01/37	399,000	434,662
7.00%, 02/01/14	450,000	515,307
Canadian National Railway Co.
5.55%, 03/01/19	300,000	336,691
6.38%, 11/15/37	250,000	286,923
Canadian Pacific Railway Co.
5.95%, 05/15/37	250,000	253,273
CSX Corp.
3.70%, 10/30/20	200,000	188,084
6.15%, 05/01/37	300,000	318,174
6.22%, 04/30/40	300,000	322,881
6.25%, 04/01/15	250,000	284,218
7.38%, 02/01/19[a]	250,000	301,759
FedEx Corp.
8.00%, 01/15/19[a]	250,000	307,162
Norfolk Southern Corp.
5.75%, 01/15/16	350,000	390,163
5.90%, 06/15/19	200,000	227,097
7.05%, 05/01/37	137,000	164,721
7.70%, 05/15/17	1,000,000	1,223,779
Ryder System Inc.
3.15%, 03/02/15	200,000	201,743
3.60%, 03/01/16	300,000	300,852

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Union Pacific Corp.
5.78%, 07/15/40	$1,000,000	$1,043,343
United Parcel Service Inc.
4.50%, 01/15/13[a]	900,000	955,016
5.13%, 04/01/19	250,000	277,170
6.20%, 01/15/38	450,000	514,655

		9,521,870

TRUCKING & LEASING – 0.03%
GATX Corp.
3.50%, 07/15/16	250,000	244,722

		244,722

WATER – 0.08%
American Water Capital Corp.
6.59%, 10/15/37	250,000	262,673
Veolia Environnement
6.00%, 06/01/18[a]	300,000	334,119

		596,792

TOTAL CORPORATE BONDS & NOTES
(Cost: $633,848,144)		670,675,670

FOREIGN GOVERNMENT BONDS & NOTES[e] – 6.56%

BRAZIL – 1.19%
Brazil (Federative Republic of)
4.88%, 01/22/21	800,000	810,968
5.88%, 01/15/19	250,000	274,998
6.00%, 01/17/17	450,000	502,425
7.13%, 01/20/37	1,257,000	1,482,556
7.88%, 03/07/15	1,350,000	1,608,525
8.00%, 01/15/18	588,778	690,342
8.25%, 01/20/34	500,000	657,500
8.75%, 02/04/25	900,000	1,207,350
10.13%, 05/15/27[a]	600,000	901,500
11.00%, 08/17/40[a]	707,000	950,208

		9,086,372

CANADA – 1.86%
British Columbia (Province of)
7.25%, 09/01/36	500,000	669,932
Canada (Government of)
2.38%, 09/10/14	500,000	514,406
Export Development Canada
3.13%, 04/24/14[a]	1,400,000	1,471,654

Security	Principal	Value
Hydro-Quebec
8.05%, 07/07/24	$885,000	$1,217,695
Manitoba (Province of)
2.13%, 04/22/13	250,000	256,243
4.90%, 12/06/16	150,000	165,833
Nova Scotia (Province of)
5.13%, 01/26/17	250,000	276,577
Ontario (Province of)
1.38%, 01/27/14[a]	500,000	498,007
1.88%, 11/19/12	1,150,000	1,172,221
2.95%, 02/05/15	1,500,000	1,551,457
4.00%, 10/07/19[a]	500,000	510,496
4.10%, 06/16/14[a]	1,755,000	1,887,773
4.40%, 04/14/20	1,050,000	1,090,811
Quebec (Province of)
3.50%, 07/29/20	400,000	387,689
4.60%, 05/26/15	600,000	658,881
4.88%, 05/05/14	500,000	550,560
5.00%, 03/01/16	570,000	634,695
5.13%, 11/14/16[a]	188,000	210,106
7.50%, 09/15/29	320,000	434,705

		14,159,741

CHILE – 0.03%
Chile (Republic of)
3.88%, 08/05/20	250,000	242,817

		242,817

HUNGARY – 0.06%
Hungary (Republic of)
6.25%, 01/29/20	450,000	461,565

		461,565

ISRAEL – 0.15%
Israel (State of)
5.13%, 03/26/19[a]	1,080,000	1,128,600

		1,128,600

ITALY – 0.83%
Italy (Republic of)
2.13%, 10/05/12	500,000	504,101
3.13%, 01/26/15	450,000	450,865
4.38%, 06/15/13	1,200,000	1,259,506
4.50%, 01/21/15	1,400,000	1,470,391
5.25%, 09/20/16	800,000	849,260

80	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
5.38%, 06/15/33[a]	$500,000	$489,449
5.63%, 06/15/12	750,000	790,045
6.88%, 09/27/23	500,000	558,798

		6,372,415

JAPAN – 0.37%
Japan Finance Corp.
1.50%, 07/06/12	1,000,000	1,010,640
2.50%, 01/21/16[a]	300,000	298,599
2.88%, 02/02/15	900,000	926,355
Japan Finance Organization for Municipalities
5.00%, 05/16/17	500,000	555,750

		2,791,344

MEXICO – 0.94%
United Mexican States
5.13%, 01/15/20	1,000,000	1,039,430
5.63%, 01/15/17	800,000	876,152
5.95%, 03/19/19	2,005,000	2,220,538
6.05%, 01/11/40	500,000	507,000
6.38%, 01/16/13[a]	867,000	947,622
6.75%, 09/27/34	300,000	333,243
7.50%, 04/08/33	1,045,000	1,264,450

		7,188,435

PANAMA – 0.22%
Panama (Republic of)
6.70%, 01/26/36	1,500,000	1,651,920

		1,651,920

PERU – 0.28%
Peru (Republic of)
6.55%, 03/14/37	300,000	330,000
7.13%, 03/30/19	500,000	593,000
7.35%, 07/21/25	200,000	242,000
8.38%, 05/03/16[a]	250,000	306,250
8.75%, 11/21/33	500,000	680,940

		2,152,190

POLAND – 0.23%
Poland (Republic of)
5.00%, 10/19/15	150,000	159,000

Security	Principal	Value
5.25%, 01/15/14[a]	$450,000	$480,375
6.38%, 07/15/19	1,000,000	1,111,250

		1,750,625

SOUTH AFRICA – 0.22%
South Africa (Republic of)
6.50%, 06/02/14[a]	1,000,000	1,113,800
6.88%, 05/27/19	500,000	573,125

		1,686,925

SOUTH KOREA – 0.18%
Korea (Republic of)
4.88%, 09/22/14	600,000	640,416
5.75%, 04/16/14	500,000	546,181
7.13%, 04/16/19	150,000	178,278

		1,364,875

TOTAL FOREIGN GOVERNMENT BONDS & NOTES
(Cost: $48,379,707)		50,037,824

MUNICIPAL DEBT OBLIGATIONS – 3.07%

CALIFORNIA – 1.11%
Bay Area Toll Authority RB Highway Revenue Tolls BAB
6.26%, 04/01/40	750,000	761,415
Series S1
7.04%, 04/01/41	300,000	308,601
East Bay Municipal Utility District RB Water Revenue BAB
5.87%, 06/01/40	180,000	179,903
Los Angeles Community College District GO BAB
6.75%, 08/01/42	500,000	530,520
Los Angeles County Metropolitan Transportation Authority RB Sales Tax Revenue BAB
5.74%, 06/01/39	60,000	58,279
Los Angeles Department of Water & Power RB Electric Power & Light Revenues BAB
6.57%, 07/01/41	350,000	367,857

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Los Angeles Unified School District GO BAB
5.75%, 07/01/34	$450,000	$423,940
6.76%, 07/01/34	500,000	525,570
San Francisco City & County Public Utilities Commission RB Water Revenue BAB
6.00%, 11/01/40	750,000	738,990
State of California GO
5.45%, 04/01/15	750,000	791,790
State of California GO BAB
5.70%, 11/01/21	200,000	200,734
7.55%, 04/01/39	1,995,000	2,152,785
7.60%, 11/01/40	440,000	478,166
7.70%, 11/01/30	100,000	103,746
University of California RB College & University Revenue BAB
5.77%, 05/15/32	700,000	670,985
5.95%, 05/15/26	200,000	184,838

		8,478,119

CONNECTICUT – 0.07%
State of Connecticut GO Series A
5.85%, 03/15/32	500,000	519,110

		519,110

GEORGIA – 0.07%
Municipal Electric Authority of Georgia RB Electric Power & Light Revenues BAB Series J
6.64%, 04/01/18	500,000	501,960

		501,960

ILLINOIS – 0.50%
Chicago Transit Authority RB Sales Tax Revenue Series A
6.90%, 12/01/40	690,000	667,651
City of Chicago RB Water Revenue BAB
6.74%, 11/01/40	50,000	52,272
State of Illinois GO
4.07%, 01/01/14	500,000	501,185

Security	Principal	Value
4.42%, 01/01/15	$500,000	$498,425
5.88%, 03/01/19	450,000	451,170
State of Illinois GO BAB
7.35%, 07/01/35	1,500,000	1,546,635
Series 3
6.73%, 04/01/35	100,000	96,798

		3,814,136

MASSACHUSETTS – 0.08%
Commonwealth of Massachusetts GOL BAB Series D
4.50%, 08/01/31	480,000	426,653
Massachusetts School Building Authority Dedicated Sales Tax Revenue
5.72%, 08/15/39	205,000	209,293

		635,946

MISSOURI – 0.07%
University of Missouri RB College & University Revenue BAB
5.79%, 11/01/39	500,000	522,950

		522,950

NEW JERSEY – 0.28%
New Jersey State Turnpike Authority RB Highway Revenue Tolls BAB
7.10%, 01/01/41	422,000	454,448
New Jersey Economic Development Authority RB Miscellaneous Revenue Series A
7.43%, 02/15/29 (NPFGC)	500,000	521,795
New Jersey State Turnpike Authority RB Miscellaneous Revenue BAB Series F
7.41%, 01/01/40	735,000	818,643
New Jersey Transportation Trust Fund Authority RB Transit Revenue BAB Series C
6.10%, 12/15/28	250,000	246,342

82	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Rutgers-State University of New Jersey/New Brunswick RB College & University Revenue BAB
5.67%, 05/01/40	$100,000	$99,679

		2,140,907

NEW YORK – 0.50%
Dormitory Authority of the State of New York, State Personal Income Tax Revenue
5.63%, 03/15/39	250,000	244,810
Metropolitan Transportation Authority RB Transit Revenue BAB
7.34%, 11/15/39	250,000	285,620
Series C-1
6.69%, 11/15/40	300,000	303,615
Series E
6.81%, 11/15/40	250,000	259,140
New York City Municipal Water Finance Authority RB Water Revenue BAB
5.44%, 06/15/43	500,000	473,320
5.72%, 06/15/42	550,000	543,394
New York State Urban Development Corp. Revenue
5.77%, 03/15/39	500,000	500,040
New York City Transitional Finance Authority RB Sales Tax Revenue BAB
5.51%, 08/01/37	500,000	484,580
State of New York GO BAB
5.85%, 06/01/40	500,000	493,205
5.97%, 03/01/36	250,000	252,470

		3,840,194

OHIO – 0.09%
American Municipal Power – Ohio Inc. RB Electric Power & Light Revenues BAB
7.50%, 02/15/24	240,000	248,513
8.08%, 02/15/42	100,000	113,024
Northeast Regional Sewer District RB Sewer Revenue BAB
6.04%, 11/15/40	100,000	97,408

Security	Shares or Principal	Value
Ohio State University (The) RB General Receipts Revenue BAB
4.91%, 06/01/40	$250,000	$230,785

		689,730

PENNSYLVANIA – 0.03%
Pennsylvania Turnpike Commission RB Highway Revenue Tolls BAB Series B
5.51%, 12/01/40	250,000	224,205

		224,205

TEXAS – 0.17%
Dallas Area Rapid Transit RB Sales Tax Revenue BAB
6.00%, 12/01/35	250,000	261,467
North Texas Tollway RB Authority Revenue BAB
6.72%, 01/01/40	500,000	497,320
State of Texas GO BAB
5.52%, 04/01/39	250,000	254,920
Texas State Transportation Commission RB Highway Revenue Tolls BAB Series B
5.18%, 04/01/30	250,000	247,098

		1,260,805

UTAH – 0.10%
State of Utah GO BAB Series D
4.55%, 07/01/24	750,000	754,072

		754,072

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $23,930,038)		23,382,134

SHORT-TERM INVESTMENTS – 5.04%

MONEY MARKET FUNDS – 5.04%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[c,f,g]	30,545,366	30,545,366
BlackRock Cash Funds: Prime, SL Agency Shares
0.22%[c,f,g]	5,129,693	5,129,693

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® BARCLAYS CREDIT BOND FUND

February 28, 2011

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.07%[c,f]	2,779,184	$2,779,184

		38,454,243

TOTAL SHORT-TERM INVESTMENTS
(Cost: $38,454,243)		38,454,243

TOTAL INVESTMENTS IN SECURITIES – 102.63%
(Cost: $744,612,132)		782,549,871

Other Assets, Less Liabilities – (2.63)%		(20,054,593)

NET ASSETS – 100.00%		$762,495,278

BAB – Build America Bond

GO – General Obligation

GOL – General Obligation Limited

RB – Revenue Bond

Insured by:

NPFGC – National Public Finance Guarantee Corp.

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Variable rate security. Rate shown is as of report date.
[c]	Affiliated issuer. See Note 2.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Investments are denominated in U.S. dollars.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

84	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 10+ YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
CORPORATE BONDS & NOTES – 85.42%

AEROSPACE & DEFENSE – 1.31%
Boeing Co. (The)
4.88%, 02/15/20	$70,000	$74,924
8.75%, 08/15/21	25,000	33,745
Lockheed Martin Corp.
6.15%, 09/01/36	35,000	38,196
Northrop Grumman Corp.
3.50%, 03/15/21	50,000	46,437
United Technologies Corp.
6.05%, 06/01/36	75,000	82,208

		275,510

AGRICULTURE – 1.48%
Altria Group Inc.
9.95%, 11/10/38	75,000	103,659
10.20%, 02/06/39	26,000	36,558
Archer-Daniels-Midland Co.
5.38%, 09/15/35	75,000	75,243
6.45%, 01/15/38	22,000	25,254
Philip Morris International Inc.
6.38%, 05/16/38	61,000	69,893

		310,607

AUTO MANUFACTURERS – 0.27%
Daimler Finance North America LLC
8.50%, 01/18/31	43,000	57,140

		57,140

BANKS – 3.77%
Barclays Bank PLC
10.18%, 06/12/21[a]	80,000	102,134
BB&T Capital Trust II
6.75%, 06/07/36	50,000	51,529
Citigroup Inc.
5.88%, 05/29/37	75,000	73,751
Fifth Third Bancorp
8.25%, 03/01/38	25,000	30,346
HSBC Holdings PLC
6.50%, 09/15/37	55,000	56,401
6.80%, 06/01/38	200,000	214,258
KfW
0.00%, 06/29/37	150,000	40,177

Security	Principal	Value
USB Capital XIII Trust
6.63%, 12/15/39	$25,000	$25,729
Wachovia Bank N.A./Wells Fargo & Co.
6.60%, 01/15/38	50,000	56,140
Wells Fargo Capital X
5.95%, 12/15/36	146,000	142,214

		792,679

BEVERAGES – 1.19%
Anheuser-Busch InBev Worldwide Inc.
8.20%, 01/15/39[a]	76,000	102,098
Diageo Capital PLC
5.88%, 09/30/36	25,000	26,452
Pepsi Bottling Group Inc. Series B
7.00%, 03/01/29	100,000	121,926

		250,476

BIOTECHNOLOGY – 0.32%
Amgen Inc.
6.40%, 02/01/39	59,000	66,703

		66,703

CHEMICALS – 0.18%
Dow Chemical Co. (The)
9.40%, 05/15/39	25,000	36,945

		36,945

COMMERCIAL SERVICES – 0.22%
President and Fellows of Harvard College (The)
6.30%, 10/01/37	41,000	45,546

		45,546

COMPUTERS – 0.25%
International Business Machines Corp.
5.60%, 11/30/39	50,000	52,955

		52,955

COSMETICS & PERSONAL CARE – 0.45%
Procter & Gamble Co. (The)
5.55%, 03/05/37	87,000	93,908

		93,908

DIVERSIFIED FINANCIAL SERVICES – 10.27%
American Express Co.
8.15%, 03/19/38	50,000	67,212

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Capital One Capital VI
8.88%, 05/15/40	$50,000	$52,875
Citigroup Inc.
6.13%, 08/25/36	100,000	97,164
6.88%, 03/05/38	188,000	208,484
Credit Suisse First Boston (USA) Inc.
7.13%, 07/15/32	25,000	29,887
ERAC USA Finance LLC
7.00%, 10/15/37[a]	100,000	109,209
General Electric Capital Corp.
5.88%, 01/14/38	120,000	120,379
6.75%, 03/15/32	203,000	227,561
6.88%, 01/10/39	100,000	112,932
Goldman Sachs Group Inc. (The)
5.95%, 01/15/27	25,000	24,996
6.13%, 02/15/33	25,000	25,934
6.35%, 02/15/34	40,000	39,260
6.75%, 10/01/37	225,000	230,588
Jefferies Group Inc.
6.25%, 01/15/36	25,000	22,133
JPMorgan Chase & Co.
6.40%, 05/15/38	75,000	83,311
JPMorgan Chase Capital XXV
6.80%, 10/01/37	197,000	205,674
Merrill Lynch & Co. Inc.
6.11%, 01/29/37	200,000	190,251
7.75%, 05/14/38	95,000	106,734
Morgan Stanley
5.00%, 08/31/25	50,000	49,552
7.25%, 04/01/32	50,000	58,408
National Rural Utilities Cooperative Finance Corp. Series C
8.00%, 03/01/32	75,000	95,956

		2,158,500

ELECTRIC – 10.16%
Consolidated Edison Co. of New York Inc.
5.50%, 12/01/39	50,000	50,714
5.70%, 06/15/40	40,000	42,050
Constellation Energy Group Inc.
7.60%, 04/01/32	50,000	57,517

Security	Principal	Value
Dominion Resources Inc.
6.30%, 03/15/33	$25,000	$26,063
Duke Energy Carolinas LLC
5.30%, 02/15/40	175,000	172,424
E.ON International Finance BV
6.65%, 04/30/38[a]	56,000	66,540
Electricite de France
6.95%, 01/26/39[a]	30,000	36,019
Exelon Generation Co. LLC
6.25%, 10/01/39	75,000	75,485
FirstEnergy Corp.
7.38%, 11/15/31	122,000	132,560
Florida Power & Light Co.
5.95%, 02/01/38	76,000	82,451
Georgia Power Co.
5.40%, 06/01/40	150,000	151,069
Massachusetts Electric Co.
5.90%, 11/15/39[a]	50,000	52,865
MidAmerican Energy Holdings Co.
6.13%, 04/01/36	69,000	72,875
8.48%, 09/15/28	56,000	72,374
Northern States Power Co.
4.85%, 08/15/40	50,000	47,010
6.20%, 07/01/37	50,000	55,954
Ohio Power Co. Series M
5.38%, 10/01/21	20,000	21,434
Oncor Electric Delivery Co.
7.00%, 09/01/22	50,000	58,833
7.50%, 09/01/38	25,000	30,803
Pacific Gas & Electric Co.
6.05%, 03/01/34	134,000	141,728
Progress Energy Inc.
7.75%, 03/01/31	95,000	118,711
PSEG Power LLC
8.63%, 04/15/31	50,000	63,480
Puget Sound Energy Inc.
5.76%, 07/15/40	50,000	50,443
5.80%, 03/15/40	25,000	25,331
San Diego Gas & Electric Co.
5.35%, 05/15/40	75,000	75,537
South Carolina Electric & Gas Co.
6.05%, 01/15/38	68,000	73,707

86	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Southern California Edison Co. Series 08-A
5.95%, 02/01/38	$104,000	$112,827
Southwestern Electric Power Co.
6.20%, 03/15/40	25,000	25,334
Virginia Electric and Power Co.
8.88%, 11/15/38	100,000	143,931

		2,136,069

ENVIRONMENTAL CONTROL – 0.53%
Republic Services Inc.
6.20%, 03/01/40	25,000	26,760
Waste Management Inc.
6.13%, 11/30/39	80,000	84,760

		111,520

FOOD – 1.71%
H.J. Heinz Finance Co.
7.13%, 08/01/39[a]	25,000	29,782
Kellogg Co. Series B
7.45%, 04/01/31	50,000	61,755
Kraft Foods Inc.
6.50%, 02/09/40	100,000	107,386
6.88%, 02/01/38	35,000	38,806
Kroger Co. (The)
5.40%, 07/15/40	40,000	38,127
6.90%, 04/15/38	25,000	28,246
Unilever Capital Corp.
5.90%, 11/15/32	50,000	54,994

		359,096

FOREST PRODUCTS & PAPER – 0.16%
International Paper Co.
8.70%, 06/15/38	25,000	32,763

		32,763

GAS – 0.12%
Sempra Energy
6.00%, 10/15/39	25,000	26,047

		26,047

HEALTH CARE – PRODUCTS – 0.33%
Johnson & Johnson
4.50%, 09/01/40	75,000	69,020

		69,020

Security	Principal	Value
HEALTH CARE – SERVICES – 0.92%
Aetna Inc.
6.75%, 12/15/37	$64,000	$73,643
UnitedHealth Group Inc.
6.88%, 02/15/38	60,000	68,280
WellPoint Inc.
5.85%, 01/15/36	50,000	50,515

		192,438

HOLDING COMPANIES – DIVERSIFIED – 0.30%
Hutchison Whampoa International Ltd.
7.45%, 11/24/33[a]	50,000	62,936

		62,936

INSURANCE – 6.08%
AIG Sunamerica Global Financing X
6.90%, 03/15/32[a]	50,000	56,245
Allstate Corp. (The)
6.90%, 05/15/38	61,000	71,516
American International Group Inc.
6.25%, 05/01/36	30,000	30,375
8.18%, 05/15/38[b]	75,000	81,563
AXA SA
8.60%, 12/15/30	30,000	35,091
Chubb Corp. (The)
6.00%, 05/11/37	50,000	52,719
GE Global Insurance Holding Corp.
7.00%, 02/15/26	50,000	53,610
Hartford Financial Services Group Inc.
6.63%, 03/30/40	50,000	51,467
Liberty Mutual Group Inc.
7.50%, 08/15/36[a]	25,000	25,693
Lincoln National Corp.
6.15%, 04/07/36	25,000	25,808
Massachusetts Mutual Life Insurance Co.
8.88%, 06/01/39[a]	50,000	67,299
MetLife Inc.
6.40%, 12/15/36	75,000	70,875
6.50%, 12/15/32	76,000	84,530
Nationwide Mutual Insurance Co.
9.38%, 08/15/39[a]	50,000	59,605
New York Life Insurance Co.
6.75%, 11/15/39[a]	50,000	58,193

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Northwestern Mutual Life Insurance Co.
6.06%, 03/30/40[a]	$100,000	$108,118
Pacific Life Insurance Co.
9.25%, 06/15/39[a]	25,000	32,944
Prudential Financial Inc.
5.40%, 06/13/35	25,000	23,701
6.20%, 11/15/40	100,000	104,880
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39[a]	50,000	57,533
Travelers Companies Inc. (The)
6.25%, 06/15/37	68,000	73,536
XL Group PLC
6.38%, 11/15/24	50,000	51,422

		1,276,723

IRON & STEEL – 0.37%
ArcelorMittal SA
7.00%, 10/15/39	75,000	77,345

		77,345

MACHINERY – 0.40%
Caterpillar Inc.
6.05%, 08/15/36	75,000	84,732

		84,732

MANUFACTURING – 0.38%
3M Co.
5.70%, 03/15/37	25,000	27,069
Honeywell International Inc.
5.70%, 03/15/37	50,000	53,536

		80,605

MEDIA – 6.56%
AOL Time Warner Inc.
7.63%, 04/15/31	170,000	200,437
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	182,000	247,015
Comcast Corp.
6.95%, 08/15/37	100,000	110,371
COX Communications Inc.
8.38%, 03/01/39[a]	25,000	31,982
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
6.00%, 08/15/40	25,000	24,422

Security	Principal	Value
Grupo Televisa SA
6.63%, 01/15/40	$75,000	$78,642
NBC Universal Inc.
4.38%, 04/01/21[a]	25,000	24,225
6.40%, 04/30/40[a]	25,000	25,837
News America Inc.
6.65%, 11/15/37	180,000	194,172
Time Warner Cable Inc.
5.88%, 11/15/40	75,000	71,692
Time Warner Entertainment Co. LP
8.38%, 07/15/33	102,000	126,469
Time Warner Inc.
6.10%, 07/15/40	75,000	75,291
Viacom Inc.
6.88%, 04/30/36	100,000	110,569
7.88%, 07/30/30	50,000	58,430

		1,379,554

MINING – 2.08%
Alcoa Inc.
5.90%, 02/01/27	50,000	49,233
5.95%, 02/01/37	25,000	24,039
Barrick Australia Finance Pty Ltd.
5.95%, 10/15/39	50,000	51,671
Newmont Mining Corp.
6.25%, 10/01/39	30,000	31,737
Rio Tinto Finance (USA) Ltd.
7.13%, 07/15/28	60,000	72,784
Southern Copper Corp.
6.75%, 04/16/40	50,000	51,762
Teck Resources Ltd.
6.00%, 08/15/40	50,000	51,039
Vale Overseas Ltd.
8.25%, 01/17/34	87,000	105,124

		437,389

MISCELLANEOUS – MANUFACTURING – 0.53%
Siemens Financieringsmat
6.13%, 08/17/26[a]	100,000	112,193

		112,193

88	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
MULTI-NATIONAL – 0.59%
International Bank for Reconstruction and Development
7.63%, 01/19/23	$92,000	$123,724

		123,724

OIL & GAS – 10.22%
Anadarko Petroleum Corp.
6.45%, 09/15/36	115,000	114,982
Apache Corp.
6.00%, 01/15/37	31,000	32,677
Canadian Natural Resources Ltd.
6.25%, 03/15/38	100,000	107,811
Cenovus Energy Inc.
6.75%, 11/15/39	50,000	56,514
ConocoPhillips
6.50%, 02/01/39	100,000	114,951
ConocoPhillips Holding Co.
6.95%, 04/15/29	167,000	203,224
Devon Financing Corp. ULC
7.88%, 09/30/31	47,000	60,298
EnCana Corp.
6.50%, 02/01/38	130,000	140,246
Gaz Capital SA Series 2
8.63%, 04/28/34[a]	100,000	122,250
Hess Corp.
5.60%, 02/15/41	75,000	72,353
Marathon Petroleum Corp.
6.50%, 03/01/41[a]	50,000	50,515
Nexen Inc.
6.40%, 05/15/37	59,000	56,255
Noble Holding International Ltd.
6.20%, 08/01/40	30,000	31,244
Pemex Project Funding Master Trust
6.63%, 06/15/35	65,000	64,460
Petro-Canada
6.80%, 05/15/38	95,000	105,656
Petrobras International Finance Co.
6.88%, 01/20/40	95,000	97,736
Petroleos Mexicanos
5.50%, 01/21/21	100,000	100,760

Security	Principal	Value
Shell International Finance BV
6.38%, 12/15/38	$77,000	$87,721
Statoil ASA
5.10%, 08/17/40	50,000	47,863
StatoilHydro ASA
6.50%, 12/01/28[a]	100,000	117,761
Suncor Energy Inc.
6.85%, 06/01/39	75,000	84,048
Talisman Energy Inc.
3.75%, 02/01/21	25,000	23,214
6.25%, 02/01/38	75,000	78,609
Transocean Inc.
6.80%, 03/15/38	30,000	31,134
Valero Energy Corp.
6.63%, 06/15/37	142,000	144,548

		2,146,830

OIL & GAS SERVICES – 0.90%
Baker Hughes Inc.
5.13%, 09/15/40	75,000	71,429
Halliburton Co.
7.45%, 09/15/39	50,000	63,093
Weatherford International Ltd.
7.00%, 03/15/38	50,000	54,165

		188,687

PHARMACEUTICALS – 4.10%
Abbott Laboratories
5.30%, 05/27/40	25,000	24,884
6.00%, 04/01/39	50,000	54,840
AstraZeneca PLC
6.45%, 09/15/37	62,000	71,306
Bristol-Myers Squibb Co.
5.88%, 11/15/36	50,000	54,370
6.13%, 05/01/38	104,000	117,068
Eli Lilly and Co.
5.55%, 03/15/37	75,000	77,727
GlaxoSmithKline Capital Inc.
6.38%, 05/15/38	62,000	70,552
Pfizer Inc.
7.20%, 03/15/39	93,000	116,706
Roche Holdings Inc.
7.00%, 03/01/39[a]	65,000	80,364

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Schering-Plough Corp./Merck & Co. Inc.
6.50%, 12/01/33	$90,000	$106,151
6.55%, 09/15/37	75,000	88,262

		862,230

PIPELINES – 2.31%
Enterprise Products Operating LLC
6.13%, 10/15/39	60,000	60,189
Kinder Morgan Energy Partners LP
6.95%, 01/15/38	67,000	71,863
ONEOK Partners LP
6.85%, 10/15/37	50,000	54,895
Plains All American Pipeline LP/PAA Finance Corp.
6.65%, 01/15/37	75,000	79,305
TransCanada PipeLines Ltd.
6.10%, 06/01/40	25,000	26,372
6.20%, 10/15/37	25,000	26,483
7.63%, 01/15/39	64,000	78,893
Williams Companies Inc. (The)
8.75%, 03/15/32	48,000	62,270
Williams Partners LP
6.30%, 04/15/40	25,000	25,846

		486,116

REAL ESTATE INVESTMENT TRUSTS – 0.12%
Simon Property Group LP
4.38%, 03/01/21	25,000	24,780

		24,780

RETAIL – 3.56%
CVS Caremark Corp.
6.13%, 09/15/39	50,000	51,677
CVS Pass-Through Trust
6.94%, 01/10/30	93,396	103,432
Home Depot Inc. (The)
5.88%, 12/16/36	60,000	60,988
Lowe’s Companies Inc.
5.80%, 04/15/40	75,000	78,569
McDonald’s Corp.
6.30%, 10/15/37	50,000	58,029
Target Corp.
7.00%, 01/15/38	50,000	60,451
Wal-Mart Stores Inc.
5.00%, 10/25/40	100,000	95,090

Security	Principal	Value
6.50%, 08/15/37	$154,000	$177,203
7.55%, 02/15/30	50,000	63,483

		748,922

SOFTWARE – 0.81%
Microsoft Corp.
5.20%, 06/01/39	75,000	74,983
Oracle Corp.
5.38%, 07/15/40[a]	75,000	73,094
6.13%, 07/08/39	20,000	21,539

		169,616

TELECOMMUNICATIONS – 9.53%
Alltel Corp.
7.88%, 07/01/32	50,000	64,793
America Movil SAB de CV
6.38%, 03/01/35	75,000	80,366
AT&T Inc.
5.35%, 09/01/40[a]	274,000	250,529
6.30%, 01/15/38	196,000	202,424
BellSouth Capital Funding Corp.
7.88%, 02/15/30	125,000	152,924
British Telecom PLC
9.88%, 12/15/30	50,000	68,975
Cisco Systems Inc.
5.90%, 02/15/39	74,000	77,644
Deutsche Telekom International Finance BV
8.75%, 06/15/30	154,000	201,972
Embarq Corp.
8.00%, 06/01/36	50,000	56,489
France Telecom SA
8.50%, 03/01/31	70,000	94,749
Motorola Inc.
6.63%, 11/15/37	50,000	53,432
Royal KPN NV
8.38%, 10/01/30	50,000	64,593
Telecom Italia Capital SA
7.20%, 07/18/36	35,000	34,392
7.72%, 06/04/38	76,000	78,366
Telefonica Emisiones SAU
7.05%, 06/20/36	50,000	54,003
Telefonica Europe BV
8.25%, 09/15/30	37,000	44,333

90	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Verizon Communications Inc.
6.40%, 02/15/38	$50,000	$53,345
7.75%, 12/01/30	172,000	209,930
8.95%, 03/01/39	75,000	104,163
Vodafone Group PLC
7.88%, 02/15/30	44,000	55,294

		2,002,716

TRANSPORTATION – 2.94%
Burlington Northern Santa Fe Corp.
5.75%, 05/01/40	150,000	154,277
Canadian National Railway Co.
6.38%, 11/15/37	58,000	66,566
CSX Corp.
6.22%, 04/30/40	125,000	134,534
Norfolk Southern Corp.
7.05%, 05/01/37	80,000	96,188
Union Pacific Corp.
6.63%, 02/01/29	67,000	77,177
United Parcel Service Inc.
6.20%, 01/15/38	77,000	88,063

		616,805

TOTAL CORPORATE BONDS & NOTES
(Cost: $17,806,166)		17,949,825

FOREIGN GOVERNMENT BONDS & NOTES[c] – 11.64%

BRAZIL – 2.91%
Brazil (Federative Republic of)
8.88%, 04/15/24	100,000	135,249
10.13%, 05/15/27	236,000	354,590
11.00%, 08/17/40	90,000	120,960

		610,799

CANADA – 1.74%
Hydro-Quebec
8.05%, 07/07/24	150,000	206,389
Quebec (Province of)
7.13%, 02/09/24	40,000	51,334
7.50%, 09/15/29	80,000	108,676

		366,399

Security	Shares or Principal	Value
ITALY – 0.99%
Italy (Republic of)
5.38%, 06/15/33	$12,000	$11,747
6.88%, 09/27/23	175,000	195,579

		207,326

MEXICO – 1.62%
United Mexican States
6.05%, 01/11/40	100,000	101,400
6.75%, 09/27/34	50,000	55,541
7.50%, 04/08/33	152,000	183,920

		340,861

PANAMA – 0.53%
Panama (Republic of)
6.70%, 01/26/36	100,000	110,128

		110,128

PERU – 0.94%
Peru (Republic of)
6.55%, 03/14/37	70,000	77,000
7.35%, 07/21/25	100,000	121,000

		198,000

RUSSIA – 2.41%
Russian Federation (The)
7.50%, 03/31/30[a]	363,370	420,056
12.75%, 06/24/28[a]	50,000	86,687

		506,743

SOUTH AFRICA – 0.50%
South Africa (Republic of)
5.88%, 05/30/22	100,000	105,880

		105,880

TOTAL FOREIGN GOVERNMENT BONDS & NOTES
(Cost: $2,439,030)		2,446,136

SHORT-TERM INVESTMENTS – 1.85%

MONEY MARKET FUNDS – 1.85%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.07%[d,e]	389,251	389,251

		389,251

TOTAL SHORT-TERM INVESTMENTS
(Cost: $389,251)		389,251

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND FUND

February 28, 2011

Value

TOTAL INVESTMENTS IN SECURITIES – 98.91%
(Cost: $20,634,447)	$20,785,212

Other Assets, Less Liabilities – 1.09%	228,366

NET ASSETS – 100.00%	$21,013,578

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Variable rate security. Rate shown is as of report date.
[c]	Investments are denominated in U.S. dollars.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

92	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

February 28, 2011

	iShares Barclays 1-3 Year Credit Bond Fund	iShares Barclays Intermediate Credit Bond Fund	iShares Barclays Credit Bond Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$7,392,396,973	$2,872,827,323	$704,370,286
Affiliated issuers (Note 2)	584,927,800	206,792,756	40,241,846

Total cost of investments	$7,977,324,773	$3,079,620,079	$744,612,132

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$7,490,327,302	$3,027,959,905	$742,311,769
Affiliated issuers (Note 2)	585,005,942	207,591,391	40,238,102

Total fair value of investments	8,075,333,244	3,235,551,296	782,549,871
Cash	93,438	–	–
Receivables:
Due from custodian (Note 4)	995,249	–	–
Interest	83,643,715	38,288,534	10,245,327
Capital shares sold	76,629,731	42,143,848	21,337,761

Total Assets	8,236,695,377	3,315,983,678	814,132,959

LIABILITIES
Payables:
Investment securities purchased	214,535,337	62,538,139	15,605,656
Collateral for securities on loan (Note 5)	368,086,244	156,054,661	35,675,059
Capital shares redeemed	2,722,141	742,067	244,770
Investment advisory fees (Note 2)	1,158,149	471,743	112,196

Total Liabilities	586,501,871	219,806,610	51,637,681

NET ASSETS	$7,650,193,506	$3,096,177,068	$762,495,278

Net assets consist of:
Paid-in capital	$7,538,164,495	$2,928,696,044	$721,845,134
Undistributed net investment income	14,137,971	10,087,924	2,807,513
Undistributed net realized gain (accumulated net realized loss)	(117,431)	1,461,883	(95,108)
Net unrealized appreciation	98,008,471	155,931,217	37,937,739

NET ASSETS	$7,650,193,506	$3,096,177,068	$762,495,278

Shares outstanding[b]	73,200,000	29,300,000	7,300,000

Net asset value per share	$104.51	$105.67	$104.45

[a]	Securities on loan with values of $356,441,934, $150,776,929 and $34,481,468, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	93

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

February 28, 2011

iShares 10+ Year Credit Bond Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$20,245,196
Affiliated issuers (Note 2)	389,251

Total cost of investments	$20,634,447

Investments in securities, at fair value (Note 1):
Unaffiliated issuers	$20,395,961
Affiliated issuers (Note 2)	389,251

Total fair value of investments	20,785,212
Receivables:
Interest	337,986

Total Assets	21,123,198

LIABILITIES
Payables:
Investment securities purchased	106,880
Investment advisory fees (Note 2)	2,740

Total Liabilities	109,620

NET ASSETS	$21,013,578

Net assets consist of:
Paid-in capital	$20,840,127
Undistributed net investment income	78,324
Accumulated net realized loss	(55,638)
Net unrealized appreciation	150,765

NET ASSETS	$21,013,578

Shares outstanding[a]	400,000

Net asset value per share	$52.53

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

94	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended February 28, 2011

	iShares Barclays 1-3 Year Credit Bond Fund	iShares Barclays Intermediate Credit Bond Fund	iShares Barclays Credit Bond Fund
NET INVESTMENT INCOME
Interest from unaffiliated issuers	$172,979,157	$122,313,573	$32,023,433
Interest from affiliated issuers (Note 2)	155,141	615,945	43,500
Securities lending income from affiliated issuers (Note 2)	402,836	172,557	37,078

Total investment income	173,537,134	123,102,075	32,104,011

EXPENSES
Investment advisory fees (Note 2)	13,646,628	5,678,618	1,350,441

Total expenses	13,646,628	5,678,618	1,350,441

Net investment income	159,890,506	117,423,457	30,753,570

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	5,514,971	4,863,157	1,005,051
Investments in affiliated issuers (Note 2)	–	148,739	–
In-kind redemptions	56,301,784	18,731,190	3,406,269

Net realized gain	61,816,755	23,743,086	4,411,320

Net change in unrealized appreciation/depreciation	(15,670,872)	31,609,287	8,958,206

Net realized and unrealized gain	46,145,883	55,352,373	13,369,526

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$206,036,389	$172,775,830	$44,123,096

See notes to financial statements.

FINANCIAL STATEMENTS	95

Statements of Operations (Continued)

iSHARES® TRUST

Year ended February 28, 2011

iShares 10+ Year Credit Bond Fund
NET INVESTMENT INCOME
Interest from unaffiliated issuers	$902,770
Interest from affiliated issuers (Note 2)	210

Total investment income	902,980

EXPENSES
Investment advisory fees (Note 2)	31,883

Total expenses	31,883

Net investment income	871,097

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(51,878)
In-kind redemptions	176,446

Net realized gain	124,568

Net change in unrealized appreciation/depreciation	163,350

Net realized and unrealized gain	287,918

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,159,015

See notes to financial statements.

96	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Barclays 1-3 Year Credit Bond Fund		iShares Barclays Intermediate Credit Bond Fund
	Year ended February 28, 2011	Year ended February 28, 2010	Year ended February 28, 2011	Year ended February 28, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$159,890,506	$117,181,820	$117,423,457	$75,561,547
Net realized gain	61,816,755	35,234,857	23,743,086	5,794,723
Net change in unrealized appreciation/depreciation	(15,670,872)	128,349,669	31,609,287	143,236,915

Net increase in net assets resulting from operations	206,036,389	280,766,346	172,775,830	224,593,185

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(161,623,240)	(105,405,384)	(115,504,092)	(69,964,566)
From net realized gain	(2,981,266)	(3,445,088)	(2,288,070)	–

Total distributions to shareholders	(164,604,506)	(108,850,472)	(117,792,162)	(69,964,566)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,550,364,491	4,797,831,392	1,174,278,105	1,452,036,969
Cost of shares redeemed	(2,489,523,724)	(579,857,554)	(389,393,294)	–

Net increase in net assets from capital share transactions	2,060,840,767	4,217,973,838	784,884,811	1,452,036,969

INCREASE IN NET ASSETS	2,102,272,650	4,389,889,712	839,868,479	1,606,665,588

NET ASSETS
Beginning of year	5,547,920,856	1,158,031,144	2,256,308,589	649,643,001

End of year	$7,650,193,506	$5,547,920,856	$3,096,177,068	$2,256,308,589

Undistributed net investment income included in net assets at end of year	$14,137,971	$15,867,164	$10,087,924	$8,178,869

SHARES ISSUED AND REDEEMED
Shares sold	43,700,000	47,100,000	11,200,000	14,800,000
Shares redeemed	(23,900,000)	(5,600,000)	(3,700,000)	–

Net increase in shares outstanding	19,800,000	41,500,000	7,500,000	14,800,000

See notes to financial statements.

FINANCIAL STATEMENTS	97

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Barclays Credit Bond Fund		iShares 10+ Year Credit Bond Fund
	Year ended February 28, 2011	Year ended February 28, 2010	Year ended February 28, 2011	Period from December 8, 2009[a] to February 28, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$30,753,570	$19,519,852	$871,097	$81,248
Net realized gain (loss)	4,411,320	1,428,428	124,568	(3,911)
Net change in unrealized appreciation/depreciation	8,958,206	37,437,974	163,350	(12,585)

Net increase in net assets resulting from operations	44,123,096	58,386,254	1,159,015	64,752

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(30,059,759)	(18,261,606)	(834,038)	(39,876)
From net realized gain	(188,707)	–	–	–

Total distributions to shareholders	(30,248,466)	(18,261,606)	(834,038)	(39,876)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	282,172,519	301,295,708	15,800,961	10,095,315
Cost of shares redeemed	(73,327,376)	(8,876,120)	(5,232,551)	–

Net increase in net assets from capital share transactions	208,845,143	292,419,588	10,568,410	10,095,315

INCREASE IN NET ASSETS	222,719,773	332,544,236	10,893,387	10,120,191

NET ASSETS
Beginning of period	539,775,505	207,231,269	10,120,191	–

End of period	$762,495,278	$539,775,505	$21,013,578	$10,120,191

Undistributed net investment income included in net assets at end of period	$2,807,513	$2,115,995	$78,324	$41,372

SHARES ISSUED AND REDEEMED
Shares sold	2,700,000	3,100,000	300,000	200,000
Shares redeemed	(700,000)	(100,000)	(100,000)	–

Net increase in shares outstanding	2,000,000	3,000,000	200,000	200,000

[a]	Commencement of operations.

See notes to financial statements.

98	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Barclays 1-3 Year Credit Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Year ended Feb. 29, 2008	Period from Jan. 5, 2007[a] to Feb. 28, 2007
Net asset value, beginning of period	$103.89	$97.31	$103.09	$100.76	$100.08

Income from investment operations:
Net investment income[b]	2.44	3.70	4.44	4.77	0.69
Net realized and unrealized gain (loss)[c]	0.73	6.66	(6.21)	2.27	0.28

Total from investment operations	3.17	10.36	(1.77)	7.04	0.97

Less distributions from:
Net investment income	(2.51)	(3.78)	(4.01)	(4.71)	(0.29)
Net realized gain	(0.04)	(0.00)[d]	–	–	–

Total distributions	(2.55)	(3.78)	(4.01)	(4.71)	(0.29)

Net asset value, end of period	$104.51	$103.89	$97.31	$103.09	$100.76

Total return	3.13%	10.84%	(1.74)%	7.21%	0.97%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$7,650,194	$5,547,921	$1,158,031	$298,960	$20,152
Ratio of expenses to average net assets[f]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[f]	2.34%	3.62%	4.50%	4.72%	4.67%
Portfolio turnover rate[g]	12%	23%	67%	64%	13%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	99

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Barclays Intermediate Credit Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Year ended Feb. 29, 2008	Period from Jan. 5, 2007[a] to Feb. 28, 2007
Net asset value, beginning of period	$103.50	$92.81	$102.10	$101.17	$100.19

Income from investment operations:
Net investment income[b]	4.36	4.98	5.03	5.03	0.76
Net realized and unrealized gain (loss)[c]	2.23	10.54	(9.75)	1.04	0.51

Total from investment operations	6.59	15.52	(4.72)	6.07	1.27

Less distributions from:
Net investment income	(4.33)	(4.83)	(4.57)	(5.14)	(0.29)
Net realized gain	(0.09)	–	–	–	–

Total distributions	(4.42)	(4.83)	(4.57)	(5.14)	(0.29)

Net asset value, end of period	$105.67	$103.50	$92.81	$102.10	$101.17

Total return	6.55%	17.13%	(4.72)%	6.27%	1.27%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,096,177	$2,256,309	$649,643	$173,564	$20,233
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	4.14%	4.98%	5.28%	5.01%	5.16%
Portfolio turnover rate[f]	9%	21%	19%	28%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

100	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Barclays Credit Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Year ended Feb. 29, 2008	Period from Jan. 5, 2007[a] to Feb. 28, 2007
Net asset value, beginning of period	$101.84	$90.10	$100.82	$101.75	$100.57

Income from investment operations:
Net investment income[b]	4.75	5.14	5.24	5.36	0.83
Net realized and unrealized gain (loss)[c]	2.59	11.57	(11.05)	(0.97)	0.65

Total from investment operations	7.34	16.71	(5.81)	4.39	1.48

Less distributions from:
Net investment income	(4.70)	(4.97)	(4.91)	(5.32)	(0.30)
Net realized gain	(0.03)	–	–	–	–

Total distributions	(4.73)	(4.97)	(4.91)	(5.32)	(0.30)

Net asset value, end of period	$104.45	$101.84	$90.10	$100.82	$101.75

Total return	7.35%	19.00%	(5.91)%	4.53%	1.48%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$762,495	$539,776	$207,231	$60,493	$20,350
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	4.55%	5.24%	5.63%	5.38%	5.58%
Portfolio turnover rate[f]	13%	29%	16%	34%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	101

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares 10+ Year Credit Bond Fund
	Year ended Feb. 28, 2011	Period from Dec. 8, 2009[a] to Feb. 28, 2010
Net asset value, beginning of period	$50.60	$50.63

Income from investment operations:
Net investment income[b]	2.88	0.65
Net realized and unrealized gain (loss)[c]	1.85	(0.28)

Total from investment operations	4.73	0.37

Less distributions from:
Net investment income	(2.80)	(0.40)

Total distributions	(2.80)	(0.40)

Net asset value, end of period	$52.53	$50.60

Total return	9.62%	0.68%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$21,014	$10,120
Ratio of expenses to average net assets[e]	0.20%	0.20%
Ratio of net investment income to average net assets[e]	5.47%	5.79%
Portfolio turnover rate[f]	37%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

102	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Credit Bond Fund and iShares 10+ Year Credit Bond Fund (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

104	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of February 28, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Bond Fund	Level 1	Level 2	Level 3	Total

Barclays 1-3 Year Credit
Corporate Bonds & Notes	$–	$6,989,189,408	$–	$6,989,189,408
Foreign Government Bonds & Notes	–	493,098,523	–	493,098,523
Municipal Debt Obligations	–	11,499,445	–	11,499,445
Short-Term Investments	581,545,868	–	–	581,545,868

	$581,545,868	$7,493,787,376	$–	$8,075,333,244

Barclays Intermediate Credit
Corporate Bonds & Notes	$–	$2,838,941,368	$–	$2,838,941,368
Foreign Government Bonds & Notes	–	191,345,002	–	191,345,002
Municipal Debt Obligations	–	10,486,385	–	10,486,385
Short-Term Investments	194,778,541	–	–	194,778,541

	$194,778,541	$3,040,772,755	$–	$3,235,551,296

Barclays Credit
Corporate Bonds & Notes	$–	$670,675,670	$–	$670,675,670
Foreign Government Bonds & Notes	–	50,037,824	–	50,037,824
Municipal Debt Obligations	–	23,382,134	–	23,382,134
Short-Term Investments	38,454,243	–	–	38,454,243

	$38,454,243	$744,095,628	$–	$782,549,871

10+ Year Credit
Corporate Bonds & Notes	$–	$17,949,825	$–	$17,949,825
Foreign Government Bonds & Notes	–	2,446,136	–	2,446,136
Short-Term Investments	389,251	–	–	389,251

	$389,251	$20,395,961	$–	$20,785,212

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements (Continued)

iSHARES® TRUST

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income, if any, generally are declared and paid monthly by each of the Funds. Distributions of net realized capital gains, if any, generally are declared and paid once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of February 28, 2011, the tax year-end of the Funds, the components of net distributable earnings on a tax basis were as follows:

iShares Bond Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation	Capital and Other Losses	Net Distributable Earnings
Barclays 1-3 Year Credit	$13,972,864	$–	$98,056,147	$–	$112,029,011
Barclays Intermediate Credit	10,053,394	1,552,081	155,875,549	–	167,481,024
Barclays Credit	2,792,722	–	37,867,640	(10,218)	40,650,144
10+ Year Credit	103,865	–	150,625	(81,039)	173,451

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 were as follows:

iShares Bond Fund	2011	2010

Barclays 1-3 Year Credit
Distributions paid from:
Long-term capital gain	$2,981,266	$146,794
Ordinary income	161,623,240	108,703,678

Total distributions	$164,604,506	$108,850,472

Barclays Intermediate Credit
Distributions paid from:
Long-term capital gain	$1,358,482	$–
Ordinary income	116,433,680	69,964,566

Total distributions	$117,792,162	$69,964,566

Barclays Credit
Distributions paid from:
Long-term capital gain	$188,707	$–
Ordinary income	30,059,759	18,261,606

Total distributions	$30,248,466	$18,261,606

10+ Year Credit
Distributions paid from:
Ordinary income	$834,038	$39,876

Total distributions	$834,038	$39,876

106	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended February 28, 2011.

From November 1, 2010 to February 28, 2011, certain Funds incurred net realized capital losses. As permitted by tax regulations, the Funds have elected to defer those losses and treat them as arising in the year ending February 29, 2012, as follows:

iShares Bond Fund	Deferred Net Realized Capital Losses
Barclays Credit	$10,218
10+ Year Credit	81,039

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after February 28, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Each Fund reclassifies, at the end of its tax year, certain amounts between paid-in capital, accumulated net realized gain (loss) on investments and accumulated net investment income (loss) as a result of permanent book and tax differences primarily attributed to the use of equalization, amortization methods on fixed income securities, and realized gains (losses) from in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

As of February 28, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Bond Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Barclays 1-3 Year Credit	$7,977,277,097	$103,311,771	$(5,255,624)	$98,056,147
Barclays Intermediate Credit	3,079,675,747	160,977,399	(5,101,850)	155,875,549
Barclays Credit	744,682,231	41,360,785	(3,493,145)	37,867,640
10+ Year Credit	20,634,587	375,242	(224,617)	150,625

Management has reviewed the tax positions as of February 28, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services,

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements (Continued)

iSHARES® TRUST

except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.20% based on the average daily net assets of each Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended February 28, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Bond Fund	Securities Lending Agent Fees
Barclays 1-3 Year Credit	$223,974
Barclays Intermediate Credit	95,469
Barclays Credit	20,512

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in interest from affiliated issuers in the Statements of Operations.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

108	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended February 28, 2011, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Bond Fund and Name of Affiliated Issuer	Principal Amount Held Beginning of Year	Gross Additions	Gross Reductions	Principal Amount Held End of Year	Value at End of Year	Interest Income	Net Realized Gain

Barclays 1-3 Year Credit
PNC Funding Corp.
5.50%, 09/28/12	$3,250,000	$–	$–	$3,250,000	$3,460,074	$98,953	$–

Barclays Intermediate Credit
PNC Funding Corp.
4.25%, 09/21/15	$750,000	$–	$–	$750,000	$786,776	$32,256	$–
4.38%, 08/11/20	–	2,000,000	–	2,000,000	2,009,154	33,662	–
5.13%, 02/08/20	1,500,000	–	–	1,500,000	1,589,238	73,404	–
5.25%, 11/15/15	3,837,000	–	(800,000)	3,037,000	3,274,118	255,976	148,739
5.40%, 06/10/14	3,000,000	–	–	3,000,000	3,280,351	131,867	–
5.63%, 02/01/17	–	1,750,000	–	1,750,000	1,873,213	73,866	–

					$12,812,850	$601,031	$148,739

Barclays Credit
PNC Funding Corp.
3.63%, 02/08/15	$–	$500,000	$–	$500,000	$514,560	$12,478	$–
4.25%, 09/21/15	200,000	–	–	200,000	209,807	8,341	–
5.13%, 02/08/20	–	1,000,000	–	1,000,000	1,059,492	17,524	–

					$1,783,859	$38,343	$–

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended February 28, 2011 were as follows:

iShares Bond Fund	Purchases	Sales
Barclays 1-3 Year Credit	$3,600,060,084	$824,765,773
Barclays Intermediate Credit	618,647,207	251,343,579
Barclays Credit	186,692,696	87,406,628
10+ Year Credit	6,493,114	5,831,525

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended February 28, 2011 were as follows:

iShares Bond Fund	In-kind Purchases	In-kind Sales
Barclays 1-3 Year Credit	$1,742,795,256	$2,406,341,372
Barclays Intermediate Credit	790,749,748	370,109,107
Barclays Credit	156,024,690	51,131,185
10+ Year Credit	14,296,852	4,665,050

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that Fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statements of Assets and Liabilities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of February 28, 2011, certain Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of February 28, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

110	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Credit Bond Fund and iShares 10+ Year Credit Bond Fund, each a Fund of the iShares Bond Funds Series (the “Funds”), at February 28, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

April 21, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	111

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 852(b)(3)(C) of the Internal Revenue Code (the “Code”), certain Funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended February 28, 2011:

iShares Bond Fund	Long-Term Capital Gain Dividends

Barclays 1-3 Credit	$5,264,162

Barclays Intermediate Credit	2,086,195

Barclays Credit	230,406

Under Section 871(k)(1)(C) of the Code, the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended February 28, 2011:

iShares Bond Fund	Interest- Related Dividends

Barclays 1-3 Credit	$124,572,579

Barclays Intermediate Credit	89,473,454

Barclays Credit	23,314,960

10+ Year Credit	816,598

Under Section 871(k)(2)(C) of the Code, the iShares Barclays Intermediate Credit Bond Fund hereby designates $929,588 as short-term capital gain dividends for the fiscal year ended February 28, 2011.

112	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Bond Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Barclays 1-3 Year Credit	$2.51059	$0.04217	$0.00321	$2.55597	98%	2%	0%[a]		100%
Barclays Intermediate Credit	4.32587	0.07890	0.01412	4.41889	98	2	0	[a]	100
Barclays Credit	4.69691	0.02696	0.00003	4.72390	99	1	0	[a]	100
10+ Year Credit	2.78500	–	0.01586	2.80086	99	–	1		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

SUPPLEMENTAL INFORMATION	113

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Barclays 1-3 Year Credit Bond Fund

Period Covered: April 1, 2007 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	2	0.21%
Greater than 4.5% and Less than 5.0%	2	0.21
Greater than 4.0% and Less than 4.5%	12	1.27
Greater than 3.5% and Less than 4.0%	8	0.85
Greater than 3.0% and Less than 3.5%	32	3.38
Greater than 2.5% and Less than 3.0%	46	4.86
Greater than 2.0% and Less than 2.5%	65	6.87
Greater than 1.5% and Less than 2.0%	57	6.03
Greater than 1.0% and Less than 1.5%	62	6.55
Greater than 0.5% and Less than 1.0%	257	27.17
Between 0.5% and -0.5%	396	41.86
Less than -0.5% and Greater than -1.0%	1	0.11
Less than -1.0% and Greater than -1.5%	2	0.21
Less than -1.5%	4	0.42

	946	100.00%

114	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Barclays Intermediate Credit Bond Fund

Period Covered: April 1, 2007 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.11%
Greater than 5.5% and Less than 6.0%	1	0.11
Greater than 5.0% and Less than 5.5%	4	0.42
Greater than 4.5% and Less than 5.0%	4	0.42
Greater than 4.0% and Less than 4.5%	4	0.42
Greater than 3.5% and Less than 4.0%	14	1.48
Greater than 3.0% and Less than 3.5%	29	3.07
Greater than 2.5% and Less than 3.0%	26	2.75
Greater than 2.0% and Less than 2.5%	46	4.86
Greater than 1.5% and Less than 2.0%	81	8.56
Greater than 1.0% and Less than 1.5%	114	12.05
Greater than 0.5% and Less than 1.0%	321	33.93
Between 0.5% and -0.5%	289	30.54
Less than -0.5% and Greater than -1.0%	3	0.32
Less than -1.0% and Greater than -1.5%	4	0.42
Less than -1.5% and Greater than -2.0%	1	0.11
Less than -2.0% and Greater than -2.5%	1	0.11
Less than -2.5% and Greater than -3.0%	2	0.21
Less than -3.0%	1	0.11

	946	100.00%

SUPPLEMENTAL INFORMATION	115

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Barclays Credit Bond Fund

Period Covered: April 1, 2007 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	3	0.32%
Greater than 4.0% and Less than 4.5%	1	0.11
Greater than 3.5% and Less than 4.0%	2	0.21
Greater than 3.0% and Less than 3.5%	6	0.63
Greater than 2.5% and Less than 3.0%	39	4.12
Greater than 2.0% and Less than 2.5%	73	7.72
Greater than 1.5% and Less than 2.0%	78	8.25
Greater than 1.0% and Less than 1.5%	140	14.80
Greater than 0.5% and Less than 1.0%	315	33.30
Between 0.5% and -0.5%	279	29.48
Less than -0.5% and Greater than -1.0%	4	0.42
Less than -1.0% and Greater than -1.5%	2	0.21
Less than -1.5% and Greater than -2.0%	1	0.11
Less than -2.0% and Greater than -2.5%	1	0.11
Less than -2.5%	2	0.21

	946	100.00%

iShares 10+ Year Credit Bond Fund

Period Covered: January 1, 2010 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	4	1.59%
Greater than 1.0% and Less than 1.5%	29	11.51
Greater than 0.5% and Less than 1.0%	122	48.41
Between 0.5% and -0.5%	96	38.09
Less than -0.5% and Greater than -1.0%	1	0.40

	252	100.00%

116	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 218 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (45)	Trustee (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007- 2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	117

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (67)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (55)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (49)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

118	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

Robert H. Silver (55)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	119

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007- 2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Patrick O’Connor (43)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Lee Sterne (45)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).

Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

120	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	121

Notes:

122	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.   Go to www.icsdelivery.com.

2.   From the main page, select the first letter of your brokerage firm’s name.

3.   Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.   Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by BofA Merrill Lynch, nor are they sponsored, endorsed or issued by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the iShares Funds. BofA Merrill Lynch® is a servicemark of Merrill Lynch & Co., Inc., which is wholly-owned by Bank of America Corporation, and is licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

iS-AR-22-0211

2011 ANNUAL REPORT TO SHAREHOLDERS

iSHARES® BOND FUNDS

FEBRUARY 28, 2011

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iShares Barclays Intermediate Government/Credit Bond Fund  |  GVI  |  NYSE Arca

iShares Barclays Government/Credit Bond Fund  |  GBF  |  NYSE Arca

iShares 10+ Year Government/Credit Bond Fund  |  GLJ  |  NYSE Arca

iShares Barclays Agency Bond Fund  |  AGZ  |  NYSE Arca

iShares Barclays MBS Bond Fund  |  MBB  |  NYSE Arca

Management’s Discussions of Fund Performance

iSHARES® BARCLAYS GOVERNMENT/CREDIT BOND FUNDS

Performance as of February 28, 2011

	Average Annual Total Returns						Cumulative Total Returns

	Year Ended 2/28/11			Inception to 2/28/11			Inception to 2/28/11

iSHARES BOND FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Barclays Intermediate Government/Credit	4.21%	4.08%	4.36%	5.62%	5.64%	5.69%	25.49%	25.59%	25.85%
Barclays Government/Credit	4.86%	4.48%	4.92%	5.74%	5.71%	5.76%	26.05%	25.90%	26.17%
10+ Year Government/Credit	7.78%	7.87%	7.91%	6.40%	6.37%	6.97%	7.91%	7.87%	8.63%

Total returns for the periods since inception are calculated from the inception date of each Fund (1/5/07, 1/5/07 and 12/8/09, respectively). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (1/11/07, 1/11/07 and 12/9/09, respectively), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

iShares Barclays Intermediate Government/Credit Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussions of Fund Performance (Continued)

iSHARES® BARCLAYS GOVERNMENT/CREDIT BOND FUNDS

iShares Barclays Government/Credit Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

iShares 10+ Year Government/Credit Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Each Fund’s past performance is no guarantee of future results.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® BARCLAYS GOVERNMENT/CREDIT BOND FUNDS

The iShares Barclays Intermediate Government/Credit Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Intermediate Government/Credit Bond Index (the “Index”). The Index measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade credit securities that have a remaining maturity of greater than or equal to one year and less than ten years. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended February 28, 2011 (the “reporting period”), the total return for the Fund was 4.21%, while the total return for the Index was 4.36%.

PORTFOLIO ALLOCATION As of 2/28/11
Sector/Investment Type	Percentage of Net Assets
U.S. Government Obligations	52.80%

Financial	14.24

U.S. Government Agency Obligations	11.06

Consumer Non-Cyclical	3.50

Communications	3.03

Foreign Government Obligations	2.50

Energy	2.20

Multi-National	2.14

Utilities	2.14

Industrial	1.81

Basic Materials	1.45

Consumer Cyclical	1.02

Technology	0.86

Municipal Debt Obligations	0.10

Short-Term and Other Net Assets	1.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 2/28/11
Security	Percentage of Net Assets
U.S. Treasury Notes, 4.75%, 05/15/14	10.14%

U.S. Treasury Notes, 4.88%, 08/15/16	6.84

U.S. Treasury Notes, 1.88%, 06/15/12	4.67

U.S. Treasury Notes, 3.38%, 11/15/19	4.53

U.S. Treasury Notes, 1.00%, 12/31/11	3.19

Federal National Mortgage Association, 1.25%, 06/22/12	2.34

Federal Home Loan Mortgage Corp., 4.50%, 01/15/13	1.95

U.S. Treasury Notes, 1.13%, 12/15/12	1.85

U.S. Treasury Notes, 2.63%, 11/15/20	1.81

U.S. Treasury Notes, 4.88%, 07/31/11	1.68

TOTAL	39.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussions of Fund Performance (Continued)

iSHARES® BARCLAYS GOVERNMENT/CREDIT BOND FUNDS

The iShares Barclays Government/Credit Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Government/Credit Bond Index (the “Index”). The Index measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade credit securities that have a remaining maturity of greater than or equal to one year. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period, the total return for the Fund was 4.86%, while the total return for the Index was 4.92%.

PORTFOLIO ALLOCATION As of 2/28/11
Sector/Investment Type	Percentage of Net Assets
U.S. Government Obligations	51.11%

Financial	14.45

U.S. Government Agency Obligations	8.97

Communications	4.11

Consumer Non-Cyclical	4.04

Energy	3.13

Utilities	2.60

Foreign Government Obligations	2.59

Industrial	2.02

Basic Materials	1.80

Consumer Cyclical	1.36

Multi-National	1.07

Municipal Debt Obligations	0.85

Technology	0.81

Short-Term and Other Net Assets	1.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 2/28/11
Security	Percentage of Net Assets
U.S. Treasury Notes, 4.75%, 05/15/14	7.75%

U.S. Treasury Notes, 1.38%, 09/15/12	6.35

U.S. Treasury Notes, 4.63%, 11/15/16	6.32

U.S. Treasury Notes, 1.38%, 04/15/12	6.14

U.S. Treasury Notes, 3.63%, 08/15/19	5.87

U.S. Treasury Notes, 2.38%, 07/31/17	3.48

U.S. Treasury Bonds, 7.63%, 02/15/25	2.85

Bank of America Corp. Series L (FDIC Guaranteed), 3.13%, 06/15/12	2.40

U.S. Treasury Bonds, 4.50%, 08/15/39	2.11

U.S. Treasury Notes, 2.50%, 04/30/15	2.04

TOTAL	45.31%

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® BARCLAYS GOVERNMENT/CREDIT BOND FUNDS

The iShares 10+ Year Government/Credit Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of The BofA Merrill Lynch 10+ Year US Corporate & Government IndexSM (the “Index”). The Index is a broad, market value weighted, total rate of return index designed to measure the performance of the long-term, investment-grade U.S. corporate and government bond markets. The Fund invests in a representative sample of the securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period, the total return for the Fund was 7.78%, while the total return for the Index was 7.91%.

PORTFOLIO ALLOCATION As of 2/28/11
Sector/Investment Type	Percentage of Net Assets
U.S. Government Obligations	41.22%

Financial	9.49

Communications	7.50

Energy	6.26

Foreign Government Obligations	5.58

Utilities	5.29

Consumer Non-Cyclical	5.27

Municipal Debt Obligations	4.49

U.S. Government Agency Obligations	4.46

Industrial	3.05

Consumer Cyclical	2.50

Basic Materials	1.55

Multi-National	0.83

Technology	0.39

Short-Term and Other Net Assets	2.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 2/28/11
Security	Percentage of Net Assets
U.S. Treasury Bonds, 4.25%, 11/15/40	4.86%

U.S. Treasury Bonds, 6.13%, 08/15/29	4.64

U.S. Treasury Bonds, 3.88%, 08/15/40	4.55

U.S. Treasury Bonds, 3.50%, 02/15/39	2.91

U.S. Treasury Bonds, 4.25%, 05/15/39	2.84

U.S. Treasury Bonds, 6.25%, 08/15/23	2.56

U.S. Treasury Bonds, 4.75%, 02/15/37	2.51

U.S. Treasury Bonds, 7.25%, 08/15/22	2.40

U.S. Treasury Bonds, 7.63%, 11/15/22	1.95

U.S. Treasury Bonds, 6.25%, 05/15/30	1.64

TOTAL	30.86%

U.S. government and credit-related bonds posted solid gains for the reporting period. The credit sector generated the best returns – benefiting from a combination of improving economic conditions, healthy corporate profit growth, stronger balance sheets, and growing investor demand for higher-yielding investments – but government bonds also fared well.

When the reporting period began, the U.S. economy appeared to be progressing toward a recovery following the recession that lasted from mid-2008 to mid-2009. Despite persistently high unemployment and a moribund housing market, the economy grew at a 5.0% annual growth rate in the fourth quarter of 2009 and a 3.7% annual growth rate in the first quarter of 2010. This solid growth provided a favorable backdrop for credit sector performance, while government bonds declined.

By the second quarter of 2010, however, economic data showed evidence of a slowdown in the pace of growth, which came in at a 1.7% annual rate. In addition, a sovereign debt crisis that began in Greece and spread to other fiscally challenged countries in Europe threatened to further dampen global economic activity. With the increased likelihood of a “double-dip” recession – a relapse into recession after a brief recovery – looming, investors shifted into the relative safety of Treasury and government securities, providing a boost to the government bond market throughout the summer of 2010. Although the weaker economic environment weighed on credit-related securities, the sector benefited from continued demand for higher-yielding securities in a low interest rate environment.

In September 2010, economic expectations changed again. The Federal Reserve announced plans for another round of quantitative easing measures to stimulate economic activity, and evidence of gradual but steady improvement in many segments of the economy began to emerge.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussions of Fund Performance (Continued)

iSHARES® BARCLAYS GOVERNMENT/CREDIT BOND FUNDS

The U.S. economy grew at a 2.8% annual rate in the fourth quarter of 2010 – matching the 2.8% growth rate for the full year, in sharp contrast to the -2.6% rate from 2009 – and employment figures showed positive job growth in each of the last five months of the reporting period. The improving economy provided a renewed tailwind for the credit sector but weighed on the performance of government bonds.

In addition to the favorable economic environment, credit-related securities benefited from better corporate profitability – driven by stringent cost-reduction measures during the recession – and stronger balance sheets as businesses focused on reducing debt and increasing cash. Within the credit sector, lower-quality and longer-term securities posted the best returns for the reporting period, reflecting investors’ increased appetite for risk. From an industry perspective, finance-related bonds generated the best results, led by insurance companies and real estate investment trusts. Other top performers included transportation, led primarily by airline operators, and materials, which benefited from higher commodity prices. The less economically sensitive segments of the corporate bond market, such as consumer staples and utilities, lagged during the reporting period.

Treasury bonds also advanced for the reporting period, though they produced more modest gains than the credit sector. The intermediate-term sector of the Treasury market posted the strongest returns as yields declined notably in this segment of the market. In contrast, the yields of short- and long-term Treasury securities finished the reporting period largely unchanged, so their returns were driven almost entirely by interest payments. Government agency securities, which offered little to no yield advantage over Treasury securities of comparable maturity, posted the weakest returns.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® BARCLAYS AGENCY BOND FUND

Performance as of February 28, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 2/28/11			Inception to 2/28/11			Inception to 2/28/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
2.61%	2.36%	2.96%	5.00%	4.91%	5.06%	11.96%	11.75%	12.13%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (11/5/08). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/7/08), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® BARCLAYS AGENCY BOND FUND

PORTFOLIO ALLOCATION As of 2/28/11
Sector/Investment Type	Percentage of Net Assets
U.S. Government Agency Obligations	85.60%

Corporate Bonds	12.83

Foreign Government Obligations	0.62

Short-Term and Other Net Assets	0.95

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 2/28/11
Security	Percentage of Net Assets
Bank of America Corp. Series L (FDIC Guaranteed), 3.13%, 06/15/12	9.83%

Federal Home Loan Banks, 3.63%, 10/18/13	5.33

Federal Home Loan Mortgage Corp., 4.50%, 07/15/13	4.62

Federal Home Loan Banks, 4.00%, 09/06/13	4.60

Federal Home Loan Mortgage Corp., 1.75%, 06/15/12	4.55

Federal National Mortgage Association, 1.13%, 07/30/12	3.74

Federal Home Loan Mortgage Corp., 4.38%, 07/17/15	3.14

Federal Home Loan Banks, 5.00%, 11/17/17	2.90

Federal National Mortgage Association, 4.38%, 10/15/15	2.56

Federal National Mortgage Association, 6.63%, 11/15/30	2.45

TOTAL	43.72%

The iShares Barclays Agency Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Agency Bond Index (the “Index”). The Index measures the performance of the agency sector of the U.S. government bond market and is comprised of investment-grade native-currency U.S. dollar-denominated debentures issued by government and government-related agencies. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended February 28, 2011 (the “reporting period”), the total return for the Fund was 2.61%, while the total return for the Index was 2.96%.

U.S. government agency securities posted modest gains for the reporting period, though they experienced some volatility in response to changing economic expectations. When the reporting period began, the U.S. economy appeared to be progressing toward a recovery following the recession that lasted from mid-2008 to mid-2009. Despite persistently high unemployment and a moribund housing market, the economy grew at a 5.0% annual growth rate in the fourth quarter of 2009 and a 3.7% annual growth rate in the first quarter of 2010. This solid growth put downward pressure on government agency securities in the first two months of the reporting period.

By the second quarter of 2010, however, economic data showed evidence of a slowdown in the pace of growth, which came in at a 1.7% annual rate. In addition, a sovereign debt crisis that began in Greece and spread to other fiscally challenged countries in Europe threatened to further dampen global economic activity. With the increased likelihood of a “double-dip” recession – a relapse into recession after a brief recovery – looming, investors shifted into the relative safety of Treasury and other government securities, providing a boost to the government agency market throughout the summer of 2010.

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® BARCLAYS AGENCY BOND FUND

In September 2010, economic expectations changed again. The Federal Reserve announced plans for another round of quantitative easing measures to stimulate economic activity, and evidence of gradual but steady improvement in many segments of the economy began to emerge. The U.S. economy grew at a 2.8% annual rate in the fourth quarter of 2010 – matching the 2.8% growth rate for the full year, in sharp contrast to the -2.6% rate from 2009 – and employment figures showed positive job growth in each of the last five months of the reporting period. As a result, government agency securities gave back some of their gains from earlier in the period as investors began to price in higher inflation down the road.

Despite the overall positive returns for government agency securities, they lagged other segments of the U.S. bond market for the reporting period. Corporate bonds generated the best returns as improving economic conditions and strong corporate profits boosted demand for corporate securities. Mortgage-backed securities benefited from a decline in refinancing activity, while Treasury bonds were the biggest beneficiaries of the flight to quality during the first half of the reporting period. Meanwhile, government agency securities offered little to no yield advantage over Treasury securities of comparable maturity, resulting in reduced demand for government agency securities.

Government agency securities are issued primarily by government mortgage lenders Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corp. (“Freddie Mac”), and the Federal Home Loan Banks. Fannie Mae and Freddie Mac, which were taken into conservatorship by the federal government during the height of the credit crisis in late 2008, reported declines in serious mortgage delinquencies and lowered their provisions for losses and foreclosures. Fannie Mae even produced a modest profit in the fourth quarter of 2010, ending a string of 13 consecutive quarterly losses. The Federal Home Loan Banks reported higher net income for 2010 but a 24% decline in lending activity.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® BARCLAYS MBS BOND FUND

Performance as of February 28, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 2/28/11			Inception to 2/28/11			Inception to 2/28/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.96%	4.11%	4.12%	5.79%	5.81%	6.30%	25.02%	25.13%	27.43%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (3/13/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® BARCLAYS MBS BOND FUND

PORTFOLIO ALLOCATION As of 2/28/11
Issuer/Investment Type	Percentage of Net Assets
Federal National Mortgage Association	47.46%

Federal Home Loan Mortgage Corp.	32.04

Government National Mortgage Association	19.36

Short-Term and Other Net Assets	1.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 2/28/11
Security	Percentage of Net Assets
Federal National Mortgage Association, 4.50%, 08/01/40	2.80%

Government National Mortgage Association, 5.00%, 07/20/40	1.92

Federal National Mortgage Association, 5.00%, 06/01/39	1.88

Federal Home Loan Mortgage Corp., 4.00%, 01/01/41	1.69

Federal Home Loan Mortgage Corp., 5.00%, 03/01/38	1.62

Federal National Mortgage Association, 6.00%, 09/01/36	1.62

Federal National Mortgage Association, 4.50%, 01/01/41	1.55

Federal National Mortgage Association, 6.00%, 08/01/37	1.55

Federal National Mortgage Association, 5.00%, 11/01/33	1.50

Federal National Mortgage Association, 5.50%, 05/01/37	1.48

TOTAL	17.61%

The iShares Barclays MBS Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. MBS Index (the “Index”). The Index measures the performance of investment grade mortgage-backed pass-through securities issued by the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended February 28, 2011 (the “reporting period”), the total return for the Fund was 3.96%, while the total return for the Index was 4.12%.

Mortgage-backed securities generated positive returns for the reporting period but lagged the advance of the broader bond market. Changing economic expectations had the biggest impact on bond market fluctuations. When the reporting period began, the U.S. economy appeared to be progressing toward a recovery following the recession that lasted from mid-2008 to mid-2009. Despite persistently high unemployment and a moribund housing market, the economy grew at a 5.0% annual growth rate in the fourth quarter of 2009 and a 3.7% annual growth rate in the first quarter of 2010.

By the second quarter of 2010, however, economic data showed evidence of a slowdown in the pace of growth, which came in at a 1.7% annual rate. In addition, a sovereign debt crisis that began in Greece and spread to other fiscally challenged countries in Europe threatened to further dampen global economic activity. With the increased likelihood of a “double-dip” recession – a relapse into recession after a brief recovery – looming, investors shifted into the relative safety of Treasury and government securities.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance (Continued)

iSHARES® BARCLAYS MBS BOND FUND

In September 2010, economic expectations changed again. The Federal Reserve (the “Fed”) announced plans for another round of quantitative easing measures to stimulate economic activity, and evidence of gradual but steady improvement in many segments of the economy began to emerge. The U.S. economy grew at a 2.8% annual rate in the fourth quarter of 2010 – matching the 2.8% growth rate for the full year, in sharp contrast to the -2.6% rate from 2009 – and employment figures showed positive job growth in each of the last five months of the reporting period. This led to a broad rise in bond yields as investors began to price in higher inflation down the road.

In this environment, mortgage-backed securities advanced but underperformed, especially in the first half of the reporting period. At the beginning of the period, the Fed was in the process of winding down its program of purchases in the mortgage-backed securities market to help keep mortgage rates low and provide support for the troubled housing market. In addition, as the economic outlook grew more uncertain and pessimistic, investors shifted into Treasury securities, thereby driving their yields down significantly. Mortgage rates tend to track the yield of the 10-year Treasury security, and as this yield fell sharply, mortgage rates tumbled to historically low levels in the fall of 2010. This development led to a sharp increase in refinancing activity, which contributed further to the sell-off in the mortgage-backed securities market.

On the positive side, mortgage-backed securities held up well as interest rates rose in the latter portion of the reporting period. Higher rates caused refinancing activity to slow, taking some pressure off of mortgage-backed securities. In addition, the lagging performance of mortgage-backed securities earlier in the period attracted bargain-hunting investors looking for beaten-down segments of the bond market, and this increased demand provided a further boost to the mortgage-backed securities market.

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2010 to February 28, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Bond Fund	Beginning Account Value (9/1/10)	Ending Account Value (2/28/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (9/1/10 to 2/28/11)
Barclays Intermediate Government/Credit
Actual	$1,000.00	$993.70	0.20%	$0.99
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Barclays Government/Credit
Actual	1,000.00	983.80	0.20	0.98
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
10+ Year Government/Credit
Actual	1,000.00	940.10	0.20	0.96
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Barclays Agency
Actual	1,000.00	991.80	0.20	0.99
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00

SHAREHOLDER EXPENSES	17

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Bond Fund	Beginning Account Value (9/1/10)	Ending Account Value (2/28/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (9/1/10 to 2/28/11)
Barclays MBS
Actual	$1,000.00	$999.50	0.25%	$1.24
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
CORPORATE BONDS & NOTES – 32.50%

AEROSPACE & DEFENSE – 0.35%
Boeing Co. (The)
4.88%, 02/15/20	$450,000	$481,653
General Dynamics Corp.
5.25%, 02/01/14	500,000	547,838
L-3 Communications Corp.
4.95%, 02/15/21[a]	50,000	51,002
United Technologies Corp.
5.38%, 12/15/17	673,000	749,164

		1,829,657

AGRICULTURE – 0.38%
Altria Group Inc.
9.70%, 11/10/18	526,000	689,470
Philip Morris International Inc.
5.65%, 05/16/18	685,000	770,402
Reynolds American Inc.
6.75%, 06/15/17	447,000	504,452

		1,964,324

AIRLINES – 0.03%
Continental Airlines Inc. Series 2010 Class A
4.75%, 01/12/21	100,000	99,000
Delta Air Lines Inc. Series 2010-2 Class A
4.95%, 05/23/19	50,000	50,625

		149,625

AUTO MANUFACTURERS – 0.14%
Daimler Finance North America LLC
6.50%, 11/15/13	640,000	719,098

		719,098

AUTO PARTS & EQUIPMENT – 0.04%
Johnson Controls Inc.
4.25%, 03/01/21	200,000	199,258

		199,258

BANKS – 6.48%
Bank of America Corp.
5.65%, 05/01/18	1,010,000	1,069,932
7.38%, 05/15/14	1,053,000	1,195,708
7.63%, 06/01/19	262,000	307,705

Security	Principal	Value
Bank of America Corp. Series L (FDIC Guaranteed)
3.13%, 06/15/12	$8,060,000	$8,338,070
Bank of America N.A. Series BKNT
5.30%, 03/15/17	500,000	523,218
Bank of New York Mellon Corp. (The)
4.95%, 11/01/12	1,010,000	1,072,502
Bank of Nova Scotia
2.05%, 10/07/15	400,000	389,031
4.38%, 01/13/21	150,000	148,923
Barclays Bank PLC
5.13%, 01/08/20	250,000	255,152
5.20%, 07/10/14	400,000	433,442
5.45%, 09/12/12	500,000	531,593
BB&T Corp.
3.20%, 03/15/16	250,000	249,652
6.85%, 04/30/19	262,000	304,334
Charter One Bank N.A.
6.38%, 05/15/12	352,000	365,994
Comerica Inc.
3.00%, 09/16/15	50,000	49,815
Credit Suisse New York
5.00%, 05/15/13	526,000	563,547
6.00%, 02/15/18	400,000	422,880
Deutsche Bank AG London
6.00%, 09/01/17	848,000	938,349
Export-Import Bank of Korea (The)
8.13%, 01/21/14	550,000	629,561
Fifth Third Bancorp
5.45%, 01/15/17	526,000	548,332
KeyCorp
6.50%, 05/14/13	526,000	575,970
KfW
2.00%, 01/17/12	1,250,000	1,267,350
2.63%, 03/03/15	750,000	770,086
3.25%, 03/15/13	1,000,000	1,047,617
4.88%, 01/17/17	842,000	937,921
KfW Series G
4.38%, 03/15/18	1,347,000	1,451,534

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Landwirtschaftliche Rentenbank Series G
5.00%, 11/08/16	$842,000	$938,322
Lloyds TSB Bank PLC
4.88%, 01/21/16[a]	200,000	202,658
6.38%, 01/21/21	200,000	205,590
National City Corp.
6.88%, 05/15/19[a]	526,000	604,446
Northern Trust Corp.
3.45%, 11/04/20	50,000	47,673
Oesterreichische Kontrollbank AG
1.88%, 03/21/12	400,000	405,795
PNC Funding Corp.
5.25%, 11/15/15[b]	135,000	145,540
Royal Bank of Scotland Group PLC
5.00%, 10/01/14	161,000	156,941
6.13%, 01/11/21	400,000	405,273
State Street Corp.
4.30%, 05/30/14	179,000	192,968
SunTrust Bank
7.25%, 03/15/18	262,000	292,250
UBS AG Stamford
5.88%, 12/20/17	1,010,000	1,101,948
US Bank N.A.
4.80%, 04/15/15	736,000	790,312
Wachovia Corp./Wells Fargo & Co.
5.63%, 10/15/16	300,000	333,278
5.75%, 06/15/17	1,010,000	1,119,476
Wells Fargo & Co.
5.25%, 10/23/12	1,500,000	1,598,906
Westpac Banking Corp.
2.10%, 08/02/13	200,000	201,706
4.88%, 11/19/19[a]	375,000	388,714

		33,520,014

BEVERAGES – 0.73%
Anheuser-Busch InBev Worldwide Inc.
3.00%, 10/15/12	1,000,000	1,029,018
Bottling Group LLC
6.95%, 03/15/14	307,000	354,894
Coca-Cola Enterprises Inc.
2.13%, 09/15/15	300,000	291,579

Security	Principal	Value
Diageo Finance BV
5.30%, 10/28/15	$673,000	$740,184
Dr Pepper Snapple Group Inc.
2.90%, 01/15/16	100,000	99,604
PepsiCo Inc.
3.75%, 03/01/14[a]	526,000	557,982
7.90%, 11/01/18	550,000	699,761

		3,773,022

BIOTECHNOLOGY – 0.08%
Amgen Inc.
5.70%, 02/01/19	262,000	293,560
Celgene Corp.
3.95%, 10/15/20	100,000	95,098

		388,658

BUILDING MATERIALS – 0.11%
CRH America Inc.
5.30%, 10/15/13	370,000	393,332
Owens Corning
9.00%, 06/15/19	160,000	190,214

		583,546

CHEMICALS – 0.43%
Dow Chemical Co. (The)
6.00%, 10/01/12	268,000	287,725
7.60%, 05/15/14	526,000	611,403
E.I. du Pont de Nemours and Co.
3.63%, 01/15/21	300,000	284,646
Eastman Chemical Co.
3.00%, 12/15/15[a]	200,000	197,028
Potash Corp. of Saskatchewan Inc.
6.50%, 05/15/19	300,000	348,239
PPG Industries Inc.
3.60%, 11/15/20	200,000	187,987
Praxair Inc.
4.50%, 08/15/19	256,000	266,685
Sigma-Aldrich Corp.
3.38%, 11/01/20	50,000	46,314

		2,230,027

COMMERCIAL SERVICES – 0.19%
McKesson Corp.
5.70%, 03/01/17	336,000	377,869
Moody’s Corp.
5.50%, 09/01/20[a]	100,000	100,623

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
R.R. Donnelley & Sons Co.
6.13%, 01/15/17[a]	$268,000	$273,360
Western Union Co. (The)
5.25%, 04/01/20	216,000	224,494

		976,346

COMPUTERS – 0.50%
Computer Sciences Corp.
6.50%, 03/15/18	300,000	322,458
Dell Inc.
2.30%, 09/10/15[a]	200,000	196,299
Hewlett-Packard Co.
1.25%, 09/13/13	450,000	447,901
5.50%, 03/01/18	526,000	586,832
International Business Machines Corp.
4.75%, 11/29/12[a]	673,000	717,882
5.70%, 09/14/17	300,000	341,308

		2,612,680

COSMETICS & PERSONAL CARE – 0.07%
Colgate-Palmolive Co.
2.95%, 11/01/20	150,000	139,586
Procter & Gamble Co. (The)
4.70%, 02/15/19[a]	200,000	215,598

		355,184

DISTRIBUTION & WHOLESALE – 0.02%
Ingram Micro Inc.
5.25%, 09/01/17	100,000	100,615

		100,615

DIVERSIFIED FINANCIAL SERVICES – 6.02%
Alterra Finance LLC
6.25%, 09/30/20	100,000	99,885
American Express Co.
4.88%, 07/15/13	507,000	541,959
6.80%, 09/01/16[c]	268,000	270,680
7.00%, 03/19/18[a]	842,000	989,313
Ameriprise Financial Inc.
5.30%, 03/15/20	150,000	158,655
Bear Stearns Companies Inc. (The)/ JPMorgan Chase & Co.
5.70%, 11/15/14	1,047,000	1,158,416
BP Capital Markets PLC
3.13%, 10/01/15	100,000	101,140

Security	Principal	Value
3.88%, 03/10/15	$150,000	$156,927
4.75%, 03/10/19	150,000	156,763
5.25%, 11/07/13	276,000	300,386
Capital One Financial Corp.
6.75%, 09/15/17	526,000	599,887
Charles Schwab Corp. (The)
4.95%, 06/01/14	262,000	286,509
Citigroup Inc.
5.50%, 04/11/13	526,000	563,993
6.00%, 02/21/12	1,718,000	1,802,822
6.13%, 05/15/18	1,010,000	1,102,494
8.50%, 05/22/19	262,000	324,885
Countrywide Financial Corp.
5.80%, 06/07/12[a]	168,000	177,052
Credit Suisse (USA) Inc.
5.38%, 03/02/16	1,123,000	1,235,770
Eksportfinans A/S
3.00%, 11/17/14	375,000	386,412
General Electric Capital Corp.
5.00%, 01/08/16[a]	640,000	690,254
5.63%, 05/01/18	762,000	832,733
5.88%, 02/15/12[a]	1,685,000	1,771,423
6.00%, 08/07/19	262,000	290,964
General Electric Capital Corp. Series A
6.00%, 06/15/12[a]	600,000	638,007
Goldman Sachs Capital II
5.79%, 06/01/12[c]	150,000	127,875
Goldman Sachs Group Inc. (The)
5.25%, 10/15/13	375,000	406,595
5.35%, 01/15/16	660,000	705,459
6.15%, 04/01/18	1,685,000	1,850,337
6.60%, 01/15/12	526,000	552,818
HSBC Finance Corp.
5.50%, 01/19/16	350,000	383,007
6.68%, 01/15/21[d]	619,000	646,614
Jefferies Group Inc.
8.50%, 07/15/19	262,000	301,510
John Deere Capital Corp.
7.00%, 03/15/12[a]	538,000	573,966
JPMorgan Chase & Co.
3.40%, 06/24/15	200,000	203,717
4.25%, 10/15/20	500,000	481,404

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
5.75%, 01/02/13	$2,127,000	$2,276,489
6.30%, 04/23/19	262,000	294,504
Merrill Lynch & Co. Inc.
5.00%, 01/15/15	235,000	247,761
5.45%, 07/15/14[a]	1,285,000	1,388,906
6.05%, 08/15/12	473,000	504,661
Morgan Stanley
3.45%, 11/02/15	150,000	147,531
4.75%, 04/01/14	600,000	625,044
5.45%, 01/09/17	500,000	526,412
5.75%, 10/18/16	473,000	510,935
6.00%, 04/28/15	736,000	802,500
6.63%, 04/01/18	603,000	665,910
7.30%, 05/13/19	262,000	298,978
National Rural Utilities Cooperative Finance Corp.
7.25%, 03/01/12	640,000	682,315
Nomura Holdings Inc.
6.70%, 03/04/20	225,000	240,432
SLM Corp.
5.38%, 05/15/14	637,000	656,110
Toyota Motor Credit Corp. Series MTN
1.38%, 08/12/13	400,000	400,257

		31,139,376

ELECTRIC – 2.11%
Consolidated Edison Co. of New York Inc.
5.85%, 04/01/18	1,621,000	1,834,730
Constellation Energy Group Inc.
4.55%, 06/15/15	606,000	635,109
Detroit Edison Co. (The)
3.45%, 10/01/20	150,000	143,305
Dominion Resources Inc.
5.15%, 07/15/15	640,000	701,812
Duke Capital LLC
6.25%, 02/15/13	640,000	688,214
Duke Energy Corp.
5.05%, 09/15/19	262,000	275,624
6.25%, 01/15/12[a]	235,000	246,631
Duke Energy Indiana Inc.
3.75%, 07/15/20	200,000	192,851

Security	Principal	Value
Edison International
3.75%, 09/15/17	$200,000	$197,933
Entergy Arkansas Inc.
3.75%, 02/15/21	200,000	190,148
Exelon Corp.
4.90%, 06/15/15	440,000	469,053
Exelon Generation Co. LLC
5.35%, 01/15/14	640,000	689,053
FirstEnergy Solutions Corp.
4.80%, 02/15/15	300,000	315,559
FPL Group Capital Inc.
6.00%, 03/01/19	256,000	284,006
Integrys Energy Group Inc.
4.17%, 11/01/20	50,000	47,343
Kentucky Utilities Co.
3.25%, 11/01/20[d]	50,000	46,844
LG&E and KU Energy LLC
2.13%, 11/15/15[d]	100,000	95,812
3.75%, 11/15/20[d]	100,000	94,035
MidAmerican Energy Holdings Co.
5.75%, 04/01/18	300,000	334,735
Northern States Power Co.
1.95%, 08/15/15	200,000	195,492
Pacific Gas & Electric Co.
4.80%, 03/01/14	947,000	1,022,003
Progress Energy Inc.
4.40%, 01/15/21	300,000	298,679
PSEG Power LLC
2.50%, 04/15/13	400,000	406,738
Public Service Co. of Oklahoma
4.40%, 02/01/21	100,000	99,476
Southern Co.
2.38%, 09/15/15	100,000	98,252
Southern Power Co.
4.88%, 07/15/15	307,000	330,575
Southwestern Electric Power Co.
6.45%, 01/15/19	262,000	294,332
TXU Electric Delivery Co.
6.38%, 01/15/15	268,000	300,432
UIL Holdings Corp.
4.63%, 10/01/20	100,000	94,865

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Union Electric Co.
6.70%, 02/01/19	$262,000	$303,514

		10,927,155

ELECTRICAL COMPONENTS & EQUIPMENT – 0.16%
Emerson Electric Co.
4.88%, 10/15/19[a]	300,000	320,887
5.25%, 10/15/18	440,000	481,396

		802,283

ELECTRONICS – 0.13%
Agilent Technologies Inc.
5.00%, 07/15/20	100,000	100,999
6.50%, 11/01/17	225,000	250,824
Arrow Electronics Inc.
5.13%, 03/01/21	150,000	147,240
Thermo Fisher Scientific Inc.
3.20%, 03/01/16	100,000	101,678
4.50%, 03/01/21	50,000	51,151

		651,892

ENTERTAINMENT – 0.02%
International Game Technology
7.50%, 06/15/19	100,000	114,482

		114,482

FOOD – 0.48%
Campbell Soup Co.
3.05%, 07/15/17	200,000	200,450
Corn Products International Inc.
4.63%, 11/01/20	50,000	49,267
General Mills Inc.
6.00%, 02/15/12	268,000	281,667
Hershey Co. (The)
4.13%, 12/01/20	50,000	50,237
Kellogg Co.
4.45%, 05/30/16	300,000	321,904
Kraft Foods Inc.
6.13%, 02/01/18	504,000	566,674
6.25%, 06/01/12	246,000	261,718
Kroger Co. (The)
3.90%, 10/01/15	300,000	313,340
Safeway Inc.
3.95%, 08/15/20[a]	200,000	189,601

Security	Principal	Value
Unilever Capital Corp.
4.25%, 02/10/21	$250,000	$253,742

		2,488,600

FOREST PRODUCTS & PAPER – 0.06%
International Paper Co.
7.95%, 06/15/18	262,000	319,158

		319,158

GAS – 0.02%
Sempra Energy
6.50%, 06/01/16	112,000	128,398

		128,398

HEALTH CARE – PRODUCTS – 0.18%
Baxter International Inc.
4.25%, 03/15/20	200,000	203,527
Becton, Dickinson and Co.
3.25%, 11/12/20	100,000	93,900
Johnson & Johnson
5.55%, 08/15/17	205,000	236,542
Medtronic Inc.
3.00%, 03/15/15	300,000	307,616
St. Jude Medical Inc.
2.50%, 01/15/16	100,000	98,470

		940,055

HEALTH CARE – SERVICES – 0.22%
Aetna Inc.
3.95%, 09/01/20	100,000	96,422
CIGNA Corp.
4.38%, 12/15/20	100,000	98,894
UnitedHealth Group Inc.
4.70%, 02/15/21	200,000	204,546
4.88%, 03/15/15	268,000	289,015
WellPoint Inc.
4.35%, 08/15/20[a]	100,000	99,881
5.25%, 01/15/16	300,000	329,127

		1,117,885

HOUSEHOLD PRODUCTS & WARES – 0.12%
Fortune Brands Inc.
5.38%, 01/15/16	300,000	316,892
Kimberly-Clark Corp.
6.13%, 08/01/17	256,000	296,104

		612,996

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value

INSURANCE – 1.29%
Aflac Inc.
3.45%, 08/15/15	$100,000	$101,706
Allstate Corp. (The)
5.00%, 08/15/14	336,000	365,805
American International Group Inc.
3.65%, 01/15/14	250,000	256,409
5.60%, 10/18/16	673,000	709,849
Berkshire Hathaway Finance Corp.
4.85%, 01/15/15	979,000	1,067,635
Chubb Corp. (The)
6.38%, 04/15/17[c]	250,000	264,375
CNA Financial Corp.
5.88%, 08/15/20	75,000	77,804
Genworth Financial Inc.
5.75%, 06/15/14	526,000	544,814
Hartford Financial Services Group Inc.
5.38%, 03/15/17	250,000	259,609
Lincoln National Corp.
8.75%, 07/01/19	300,000	377,857
Marsh & McLennan Companies Inc.
5.75%, 09/15/15	350,000	379,150
MetLife Inc.
5.00%, 06/15/15	640,000	691,460
Principal Life Income Fundings Trust
5.30%, 12/14/12	526,000	561,681
Prudential Financial Inc.
5.10%, 09/20/14	673,000	724,663
Travelers Companies Inc. (The)
6.25%, 06/20/16	262,000	298,790

		6,681,607

INTERNET – 0.02%
eBay Inc.
3.25%, 10/15/20	100,000	91,311

		91,311

IRON & STEEL – 0.12%
ArcelorMittal SA
9.00%, 02/15/15	526,000	629,032

		629,032

Security	Principal	Value

MACHINERY – 0.21%
Caterpillar Inc.
5.70%, 08/15/16	$943,000	$1,083,668

		1,083,668

MANUFACTURING – 0.50%
3M Co. Series E
4.38%, 08/15/13	500,000	540,981
General Electric Co.
5.00%, 02/01/13[a]	1,047,000	1,122,398
Harsco Corp.
2.70%, 10/15/15	100,000	97,287
Honeywell International Inc.
5.30%, 03/01/18	262,000	290,795
Tyco International Finance SA
4.13%, 10/15/14[a]	500,000	530,387

		2,581,848

MEDIA – 1.01%
Comcast Cable Communications Holdings Inc.
8.38%, 03/15/13	247,000	279,963
Comcast Corp.
6.50%, 01/15/17	800,000	913,250
DIRECTV Holdings LLC
3.55%, 03/15/15	450,000	459,904
NBC Universal Inc.
2.88%, 04/01/16[a,d]	500,000	487,889
News America Inc.
5.30%, 12/15/14[a]	606,000	670,101
Thomson Reuters Corp.
6.50%, 07/15/18	300,000	348,183
Time Warner Cable Inc.
5.85%, 05/01/17	336,000	368,931
7.50%, 04/01/14	526,000	603,329
Viacom Inc.
6.25%, 04/30/16	336,000	384,619
Walt Disney Co. (The)
6.38%, 03/01/12	673,000	712,474

		5,228,643

MINING – 0.84%
Alcoa Inc.
5.55%, 02/01/17	418,000	447,558

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Barrick Gold Corp.
6.95%, 04/01/19	$225,000	$270,877
BHP Billiton Finance (USA) Ltd.
4.80%, 04/15/13	1,247,000	1,338,372
Freeport-McMoRan Copper & Gold Inc.
8.25%, 04/01/15	526,000	549,670
Rio Tinto Finance (USA) Ltd.
8.95%, 05/01/14	510,000	615,349
9.00%, 05/01/19[a]	225,000	297,064
Teck Resources Ltd.
3.85%, 08/15/17	50,000	50,320
10.75%, 05/15/19	300,000	387,000
Vale Overseas Ltd.
6.25%, 01/11/16	336,000	380,967

		4,337,177

MULTI-NATIONAL – 2.24%
African Development Bank
1.88%, 01/23/12	500,000	506,609
Asian Development Bank
2.63%, 02/09/15	400,000	412,159
2.75%, 05/21/14[a]	526,000	546,473
European Bank for Reconstruction and Development Series G
2.75%, 04/20/15	300,000	309,285
European Investment Bank
1.75%, 09/14/12	1,000,000	1,017,479
2.75%, 03/23/15	600,000	619,091
4.63%, 05/15/14	3,741,000	4,096,786
Inter-American Development Bank
5.13%, 09/13/16[a]	1,247,000	1,412,684
International Bank for Reconstruction and Development
2.00%, 04/02/12	1,053,000	1,071,370
2.38%, 05/26/15	750,000	765,615
International Finance Corp.
2.75%, 04/20/15	500,000	516,078
Nordic Investment Bank
5.00%, 02/01/17	307,000	343,126

		11,616,755

Security	Principal	Value

OFFICE & BUSINESS EQUIPMENT – 0.05%
Pitney Bowes Inc.
4.75%, 01/15/16[a]	$256,000	$267,438

		267,438

OIL & GAS – 1.50%
Anadarko Petroleum Corp.
5.95%, 09/15/16	306,000	334,781
Apache Corp.
5.25%, 04/15/13[a]	336,000	361,937
Canadian Natural Resources Ltd.
5.90%, 02/01/18[a]	500,000	565,099
Cenovus Energy Inc.
4.50%, 09/15/14	300,000	322,371
Chevron Corp.
3.95%, 03/03/14	358,000	382,441
ConocoPhillips
5.75%, 02/01/19	300,000	339,330
EnCana Corp.
5.90%, 12/01/17	350,000	393,431
EOG Resources Inc.
2.95%, 06/01/15	300,000	301,933
Husky Energy Inc.
7.25%, 12/15/19	300,000	353,935
Marathon Petroleum Corp.
3.50%, 03/01/16[d]	50,000	50,186
Nabors Industries Inc.
5.00%, 09/15/20[a]	300,000	298,569
Noble Holding International Ltd.
4.63%, 03/01/21[a]	200,000	199,664
NuStar Logistics LP
4.80%, 09/01/20	100,000	99,509
Pemex Project Funding Master Trust
5.75%, 03/01/18	500,000	527,080
Petrobras International Finance Co.
5.88%, 03/01/18	500,000	532,960
7.88%, 03/15/19	262,000	308,505
Rowan Companies Inc.
5.00%, 09/01/17	100,000	103,146
Shell International Finance BV
4.30%, 09/22/19	526,000	542,520
Statoil ASA
5.25%, 04/15/19	500,000	544,577

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Talisman Energy Inc.
3.75%, 02/01/21	$100,000	$92,857
Total Capital SA
2.30%, 03/15/16	200,000	194,159
4.13%, 01/28/21	250,000	247,383
Transocean Inc.
6.00%, 03/15/18	173,000	186,179
Valero Energy Corp.
6.13%, 02/01/20	450,000	486,203

		7,768,755

OIL & GAS SERVICES – 0.06%
Weatherford International Inc.
6.35%, 06/15/17	268,000	297,388

		297,388

PHARMACEUTICALS – 1.06%
Abbott Laboratories
5.15%, 11/30/12	804,000	863,265
AmerisourceBergen Corp.
5.88%, 09/15/15	254,000	282,972
AstraZeneca PLC
5.40%, 09/15/12	710,000	758,851
GlaxoSmithKline Capital Inc.
5.65%, 05/15/18	608,000	684,597
Medco Health Solutions Inc.
7.13%, 03/15/18	542,000	634,307
Merck & Co. Inc.
4.00%, 06/30/15	315,000	336,307
Novartis Capital Corp.
2.90%, 04/24/15	300,000	306,986
Novartis Securities Investment Ltd.
5.13%, 02/10/19	262,000	284,941
Pfizer Inc.
6.20%, 03/15/19	429,000	496,035
Wyeth
5.50%, 02/01/14	747,000	826,667

		5,474,928

PIPELINES – 0.64%
Buckeye Partners LP
4.88%, 02/01/21[a]	50,000	49,723
CenterPoint Energy Resources Corp.
4.50%, 01/15/21[d]	75,000	74,317

Security	Principal	Value
Energy Transfer Partners LP
5.95%, 02/01/15	$315,000	$343,760
Enterprise Products Operating LP
5.60%, 10/15/14	707,000	773,085
Kinder Morgan Energy Partners LP
3.50%, 03/01/16	50,000	50,256
6.85%, 02/15/20	250,000	285,669
ONEOK Partners LP
3.25%, 02/01/16	250,000	248,449
Plains All American Pipeline LP
3.95%, 09/15/15	300,000	307,677
8.75%, 05/01/19[a]	300,000	377,741
TransCanada PipeLines Ltd.
6.50%, 08/15/18	500,000	580,754
Williams Partners LP
5.25%, 03/15/20	225,000	234,610

		3,326,041

REAL ESTATE INVESTMENT TRUSTS – 0.45%
AvalonBay Communities Inc.
3.95%, 01/15/21	50,000	48,109
Boston Properties LP
6.25%, 01/15/13	130,000	140,962
CommonWealth REIT
5.88%, 09/15/20[a]	300,000	305,688
Duke Realty LP
7.38%, 02/15/15	250,000	282,164
Entertainment Properties Trust
7.75%, 07/15/20[d]	150,000	159,578
ERP Operating LP
5.13%, 03/15/16	336,000	362,830
HCP Inc.
6.70%, 01/30/18	250,000	281,327
Health Care REIT Inc.
4.95%, 01/15/21	100,000	99,862
Liberty Property LP
4.75%, 10/01/20	100,000	99,500
Simon Property Group LP
6.13%, 05/30/18	500,000	563,384

		2,343,404

RETAIL – 0.77%
Costco Wholesale Corp.
5.30%, 03/15/12	202,000	212,277

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
CVS Caremark Corp.
5.75%, 06/01/17	$205,000	$228,397
6.30%, 06/01/12[c]	338,000	332,085
Home Depot Inc. (The)
5.40%, 03/01/16	640,000	712,162
McDonald’s Corp.
5.35%, 03/01/18	473,000	531,118
Target Corp.
6.00%, 01/15/18	473,000	544,180
Wal-Mart Stores Inc.
4.55%, 05/01/13	1,020,000	1,097,678
Yum! Brands Inc.
6.25%, 03/15/18	304,000	342,910

		4,000,807

SOFTWARE – 0.30%
Microsoft Corp.
2.50%, 02/08/16	150,000	150,294
2.95%, 06/01/14	350,000	364,744
Oracle Corp.
5.25%, 01/15/16	943,000	1,052,632

		1,567,670

TELECOMMUNICATIONS – 2.01%
America Movil SAB de CV
5.00%, 03/30/20	375,000	387,157
American Tower Corp.
5.05%, 09/01/20	150,000	147,063
AT&T Inc.
4.95%, 01/15/13	979,000	1,047,922
5.50%, 02/01/18	800,000	878,687
British Telecom PLC
5.95%, 01/15/18	150,000	165,378
Cellco Partnership/Verizon Wireless Capital LLC
8.50%, 11/15/18	526,000	680,967
Cisco Systems Inc.
5.50%, 02/22/16	1,247,000	1,409,293
Corning Inc.
4.25%, 08/15/20	50,000	49,366
Deutsche Telekom International Finance BV
5.75%, 03/23/16	315,000	351,666

Security	Principal	Value
Embarq Corp.
7.08%, 06/01/16	$521,000	$591,369
Harris Corp.
4.40%, 12/15/20	150,000	149,809
Qwest Corp.
8.38%, 05/01/16	300,000	357,000
Rogers Wireless Inc.
6.38%, 03/01/14	336,000	377,929
SBC Communications Inc./AT&T Inc.
5.88%, 02/01/12	247,000	258,919
Telecom Italia Capital SA
4.95%, 09/30/14	526,000	541,370
Telefonica Emisiones SAU
3.73%, 04/27/15	450,000	454,155
5.46%, 02/16/21	150,000	152,844
Verizon Communications Inc.
5.50%, 02/15/18	450,000	491,617
5.55%, 02/15/16	1,047,000	1,167,162
Vodafone Group PLC
5.75%, 03/15/16	640,000	717,359

		10,377,032

TRANSPORTATION – 0.36%
Burlington Northern Santa Fe Corp.
4.70%, 10/01/19	250,000	261,395
CSX Corp.
3.70%, 10/30/20	250,000	235,105
Norfolk Southern Corp.
7.70%, 05/15/17	480,000	587,414
Ryder System Inc.
3.60%, 03/01/16	100,000	100,284
Union Pacific Corp.
5.75%, 11/15/17[a]	315,000	352,275
United Parcel Service Inc.
5.13%, 04/01/19	282,000	312,647

		1,849,120

TOTAL CORPORATE BONDS & NOTES
(Cost: $158,860,723)		168,166,958

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value

FOREIGN GOVERNMENT BONDS & NOTES[e] – 2.50%
BRAZIL – 0.19%
Brazil (Federative Republic of)
8.00%, 01/15/18	$829,889	$973,045

		973,045
CANADA – 0.93%
Canada (Government of)
2.38%, 09/10/14	526,000	541,155
Export Development Canada
2.38%, 03/19/12[a]	500,000	510,342
Nova Scotia (Province of)
2.38%, 07/21/15	300,000	301,321
Ontario (Province of)
2.63%, 01/20/12	1,000,000	1,019,857
2.95%, 02/05/15	375,000	387,864
4.10%, 06/16/14[a]	600,000	645,392
Quebec (Province of)
5.00%, 03/01/16	1,247,000	1,388,535

		4,794,466
HUNGARY – 0.05%
Hungary (Republic of)
6.25%, 01/29/20	250,000	256,425

		256,425
ISRAEL – 0.05%
Israel (State of)
5.13%, 03/26/19	262,000	273,790

		273,790
ITALY – 0.33%
Italy (Republic of)
2.13%, 10/05/12	1,200,000	1,209,842
4.50%, 01/21/15[a]	500,000	525,140

		1,734,982
JAPAN – 0.20%
Japan Finance Corp.
2.13%, 11/05/12	1,000,000	1,022,892

		1,022,892
MEXICO – 0.48%
United Mexican States
6.38%, 01/16/13	2,257,000	2,466,878

		2,466,878

Security	Principal	Value
PERU – 0.09%
Peru (Republic of)
7.13%, 03/30/19	$415,000	$492,190

		492,190
POLAND – 0.06%
Poland (Republic of)
6.38%, 07/15/19	262,000	291,148

		291,148
SOUTH AFRICA – 0.06%
South Africa (Republic of)
6.88%, 05/27/19	262,000	300,317

		300,317
SOUTH KOREA – 0.06%
Korea (Republic of)
7.13%, 04/16/19	262,000	311,393

		311,393

TOTAL FOREIGN GOVERNMENT BONDS & NOTES
(Cost: $12,471,627)		12,917,526

MUNICIPAL DEBT OBLIGATIONS – 0.10%

CALIFORNIA – 0.05%
State of California GO BAB
7.55%, 04/01/39	250,000	269,772

		269,772
ILLINOIS – 0.05%
State of Illinois GO
4.07%, 01/01/14	20,000	20,047
4.42%, 01/01/15	250,000	249,213

		269,260

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $536,238)		539,032

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 63.75%

U.S. GOVERNMENT AGENCY OBLIGATIONS – 11.06%
Federal Home Loan Banks
3.63%, 10/18/13[a]	4,600,000	4,891,065
5.00%, 11/17/17[a]	6,370,000	7,163,609
Federal Home Loan Mortgage Corp.
2.13%, 03/23/12	4,856,000	4,947,797
2.13%, 09/21/12[a]	6,771,000	6,935,866
4.50%, 01/15/13	9,410,000	10,065,231

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Federal National Mortgage Association
1.25%, 06/22/12[a]	$12,005,000	$12,133,169
2.75%, 03/13/14[a]	5,732,000	5,963,697
5.00%, 04/15/15	4,597,000	5,147,279

		57,247,713

U.S. GOVERNMENT OBLIGATIONS – 52.69%
U.S. Treasury Notes
0.63%, 07/31/12	960,000	962,995
0.75%, 12/15/13[a]	3,200,000	3,172,032
1.00%, 12/31/11	16,430,000	16,528,415
1.00%, 07/15/13[a]	1,920,000	1,926,528
1.00%, 01/15/14[a]	6,800,000	6,778,716
1.13%, 12/15/12[a]	9,470,000	9,557,503
1.38%, 03/15/13	2,384,000	2,416,327
1.38%, 05/15/13	3,230,000	3,272,281
1.75%, 04/15/13	7,662,000	7,824,358
1.88%, 06/15/12[a]	23,683,000	24,142,451
1.88%, 06/30/15	8,080,000	8,098,261
1.88%, 09/30/17	2,800,000	2,657,816
2.13%, 05/31/15	5,370,000	5,446,254
2.25%, 01/31/15	7,131,000	7,301,004
2.38%, 07/31/17	4,500,000	4,425,570
2.50%, 03/31/15[a]	5,598,000	5,777,136
2.50%, 04/30/15[a]	5,383,000	5,547,665
2.63%, 11/15/20[a]	10,000,000	9,356,400
3.13%, 04/30/17	3,500,000	3,613,015
3.38%, 11/15/19	23,097,000	23,420,818
3.50%, 05/15/20[a]	3,900,000	3,963,648
3.63%, 08/15/19	8,320,000	8,632,832
3.63%, 02/15/20	7,877,000	8,112,050
4.75%, 05/15/14[a]	47,187,000	52,469,588
4.88%, 07/31/11[a]	8,533,000	8,701,100
4.88%, 08/15/16	31,208,000	35,395,487
8.50%, 02/15/20[a]	2,236,000	3,172,683

		272,672,933

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $322,495,855)		329,920,646

Security	Shares	Value
SHORT-TERM INVESTMENTS – 31.95%

MONEY MARKET FUNDS – 31.95%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[b,f,g]	139,989,015	$139,989,015
BlackRock Cash Funds: Prime, SL Agency Shares
0.22%[b,f,g]	23,509,316	23,509,316
BlackRock Cash Funds: Treasury, SL Agency Shares
0.07%[b,f]	1,829,376	1,829,376

		165,327,707

TOTAL SHORT-TERM INVESTMENTS
(Cost: $165,327,707)		165,327,707

TOTAL INVESTMENTS IN SECURITIES – 130.80%
(Cost: $659,692,150)		676,871,869

Other Assets, Less Liabilities – (30.80)%		(159,397,812)

NET ASSETS – 100.00%		$517,474,057

BAB – Build America Bond

FDIC – Federal Deposit Insurance Corp.

GO – General Obligation

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	Variable rate security. Rate shown is as of report date.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Investments are denominated in U.S. dollars.
f	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® BARCLAYS GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
CORPORATE BONDS & NOTES – 35.68%

AEROSPACE & DEFENSE – 0.41%
Boeing Co. (The)
5.00%, 03/15/14	$200,000	$219,379
Lockheed Martin Corp.
6.15%, 09/01/36	101,000	110,224
United Technologies Corp.
6.05%, 06/01/36	101,000	110,707

		440,310

AGRICULTURE – 0.42%
Altria Group Inc.
10.20%, 02/06/39	130,000	182,792
Archer-Daniels-Midland Co.
5.38%, 09/15/35	61,000	61,198
Philip Morris International Inc.
5.65%, 05/16/18	140,000	157,454
Reynolds American Inc.
7.25%, 06/15/37	51,000	53,780

		455,224

AIRLINES – 0.09%
Continental Airlines Inc. Series 2010 Class A
4.75%, 01/12/21	50,000	49,500
Delta Air Lines Inc. Series 2010-2 Class A
4.95%, 05/23/19	50,000	50,625

		100,125

AUTO MANUFACTURERS – 0.16%
Daimler Finance North America LLC
6.50%, 11/15/13	154,000	173,033

		173,033

AUTO PARTS & EQUIPMENT – 0.05%
Johnson Controls Inc.
4.25%, 03/01/21	50,000	49,815

		49,815

BANKS – 7.06%
BAC Capital Trust XI
6.63%, 05/23/36	50,000	48,000
Bank of America Corp.
4.88%, 01/15/13	202,000	211,898

Security	Principal	Value
5.42%, 03/15/17	$200,000	$206,269
5.65%, 05/01/18	150,000	158,901
Bank of America Corp. Series L (FDIC Guaranteed)
3.13%, 06/15/12	2,500,000	2,586,250
Bank of New York Mellon Corp. (The)
4.30%, 05/15/14	130,000	140,018
Bank of Nova Scotia
4.38%, 01/13/21	50,000	49,641
Barclays Bank PLC
5.20%, 07/10/14	250,000	270,902
BB&T Corp.
6.85%, 04/30/19	124,000	144,036
Comerica Inc.
3.00%, 09/16/15	50,000	49,815
Credit Suisse New York
5.30%, 08/13/19	100,000	105,102
Deutsche Bank AG London
6.00%, 09/01/17	132,000	146,064
HSBC Holdings PLC
6.50%, 05/02/36	102,000	106,517
KfW
2.00%, 01/17/12[a]	500,000	506,940
5.13%, 03/14/16	605,000	681,227
Landwirtschaftliche Rentenbank Series G
5.00%, 11/08/16	202,000	225,108
Lloyds TSB Bank PLC
6.38%, 01/21/21	100,000	102,795
National City Corp.
4.90%, 01/15/15	170,000	181,800
Oesterreichische Kontrollbank AG
4.75%, 10/16/12	250,000	266,234
Royal Bank of Scotland Group PLC
5.00%, 10/01/14	104,000	101,378
6.13%, 01/11/21	100,000	101,318
SunTrust Banks Inc.
5.25%, 11/05/12	94,000	99,192
UBS AG Stamford
5.88%, 12/20/17	250,000	272,759
US Bank N.A
4.80%, 04/15/15	184,000	197,578

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Wachovia Corp./Wells Fargo & Co.
5.75%, 06/15/17	$255,000	$282,640
Wells Fargo & Co.
5.63%, 12/11/17	200,000	222,056
Westpac Banking Corp.
4.20%, 02/27/15	125,000	131,284

		7,595,722

BEVERAGES – 0.53%
Anheuser-Busch InBev Worldwide Inc.
4.13%, 01/15/15	190,000	201,558
Diageo Capital PLC
5.88%, 09/30/36	81,000	85,705
Dr Pepper Snapple Group Inc.
2.90%, 01/15/16	50,000	49,802
Pepsi Bottling Group Inc. Series B
7.00%, 03/01/29	101,000	123,145
PepsiCo Inc.
7.90%, 11/01/18	90,000	114,506

		574,716

BIOTECHNOLOGY – 0.15%
Amgen Inc.
5.70%, 02/01/19	140,000	156,864

		156,864

BUILDING MATERIALS – 0.20%
CRH America Inc.
5.30%, 10/15/13	202,000	214,738

		214,738

CHEMICALS – 0.56%
Dow Chemical Co. (The)
4.25%, 11/15/20	100,000	96,253
6.00%, 10/01/12	204,000	219,015
E.I. du Pont de Nemours and Co.
5.25%, 12/15/16	81,000	90,444
Eastman Chemical Co.
3.00%, 12/15/15	50,000	49,257
Potash Corp. of Saskatchewan Inc.
3.25%, 12/01/17	50,000	48,994
PPG Industries Inc.
3.60%, 11/15/20	100,000	93,994

		597,957

Security	Principal	Value
COMMERCIAL SERVICES – 0.17%
McKesson Corp.
5.70%, 03/01/17	$61,000	$68,601
Western Union Co. (The)
5.25%, 04/01/20	108,000	112,247

		180,848

COMPUTERS – 0.54%
Dell Inc.
2.30%, 09/10/15	25,000	24,538
Hewlett-Packard Co.
4.75%, 06/02/14	275,000	299,475
International Business Machines Corp.
4.75%, 11/29/12	132,000	140,803
5.70%, 09/14/17	100,000	113,769

		578,585

COSMETICS & PERSONAL CARE – 0.05%
Procter & Gamble Co. (The)
5.55%, 03/05/37	51,000	55,050

		55,050

DISTRIBUTION & WHOLESALE – 0.05%
Ingram Micro Inc.
5.25%, 09/01/17	50,000	50,307

		50,307

DIVERSIFIED FINANCIAL SERVICES – 5.53%
American Express Co.
6.80%, 09/01/16[b]	81,000	81,810
8.15%, 03/19/38	103,000	138,456
Associates Corp. of North America
6.95%, 11/01/18	103,000	116,596
Bear Stearns Companies Inc. (The)/ JPMorgan Chase & Co.
5.70%, 11/15/14	202,000	223,496
BP Capital Markets PLC
3.88%, 03/10/15	150,000	156,927
Capital One Bank (USA) N.A.
8.80%, 07/15/19	250,000	315,980
Citigroup Inc.
6.00%, 10/31/33	127,000	119,496
6.13%, 11/21/17	190,000	209,283
8.50%, 05/22/19	170,000	210,803
Countrywide Financial Corp.
5.80%, 06/07/12[a]	101,000	106,442

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® BARCLAYS GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Credit Suisse (USA) Inc.
5.38%, 03/02/16[a]	$142,000	$156,259
Eksportfinans A/S
3.00%, 11/17/14	234,000	241,121
General Electric Capital Corp.
5.63%, 09/15/17	203,000	222,850
5.88%, 01/14/38	132,000	132,417
6.75%, 03/15/32	208,000	233,166
Goldman Sachs Group Inc. (The)
5.00%, 10/01/14	143,000	153,835
6.15%, 04/01/18	100,000	109,812
6.60%, 01/15/12	234,000	245,930
6.75%, 10/01/37	221,000	226,488
HSBC Finance Corp.
6.68%, 01/15/21[c]	157,000	164,004
Jefferies Group Inc.
8.50%, 07/15/19	87,000	100,120
John Deere Capital Corp.
7.00%, 03/15/12	152,000	162,161
JPMorgan Chase & Co.
4.25%, 10/15/20[a]	200,000	192,562
5.38%, 10/01/12	153,000	162,892
5.75%, 01/02/13	153,000	163,753
JPMorgan Chase Capital XXV
6.80%, 10/01/37	100,000	104,403
Merrill Lynch & Co. Inc.
6.05%, 08/15/12	132,000	140,836
6.11%, 01/29/37	100,000	95,125
6.40%, 08/28/17	203,000	222,544
Morgan Stanley
5.75%, 10/18/16	355,000	383,471
6.00%, 04/28/15	187,000	203,896
National Rural Utilities Cooperative Finance Corp.
7.25%, 03/01/12	203,000	216,422
SLM Corp.
5.38%, 05/15/14	132,000	135,960
Wells Fargo Capital XIII Series G
7.70%, 12/29/49[b]	100,000	102,500

		5,951,816

Security	Principal	Value
ELECTRIC – 2.49%
Consolidated Edison Co. of New York Inc.
5.50%, 12/01/39[a]	$100,000	$101,429
Constellation Energy Group Inc.
4.55%, 06/15/15	92,000	96,419
Detroit Edison Co. (The)
3.45%, 10/01/20	50,000	47,768
Dominion Resources Inc.
5.15%, 07/15/15	143,000	156,811
Duke Capital LLC
6.25%, 02/15/13	152,000	163,451
Duke Energy Corp.
6.25%, 01/15/12[a]	101,000	105,999
Duke Energy Ohio Inc.
5.45%, 04/01/19	100,000	110,180
Entergy Arkansas Inc.
3.75%, 02/15/21	100,000	95,074
Exelon Corp.
4.90%, 06/15/15	102,000	108,735
Exelon Generation Co. LLC
5.35%, 01/15/14	152,000	163,650
FirstEnergy Solutions Corp.
6.80%, 08/15/39	100,000	98,745
Florida Power & Light Co.
5.95%, 02/01/38	94,000	101,978
Indiana Michigan Power Co.
7.00%, 03/15/19	134,000	156,728
LG&E and KU Energy LLC
2.13%, 11/15/15[c]	50,000	47,906
MidAmerican Energy Holdings Co.
6.13%, 04/01/36	102,000	107,729
Oncor Electric Delivery Co.
7.00%, 09/01/22	101,000	118,843
Pacific Gas & Electric Co.
4.80%, 03/01/14	112,000	120,870
6.05%, 03/01/34	100,000	105,767
Progress Energy Inc.
4.40%, 01/15/21	100,000	99,560
PSEG Power LLC
2.50%, 04/15/13	50,000	50,842
8.63%, 04/15/31	61,000	77,446

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Southern California Edison Co.
6.00%, 01/15/34	$92,000	$99,818
Southern Power Co. Series B
6.25%, 07/15/12	190,000	202,914
Xcel Energy Inc.
6.50%, 07/01/36	125,000	138,290

		2,676,952

ELECTRICAL COMPONENTS & EQUIPMENT – 0.10%
Emerson Electric Co.
4.25%, 11/15/20	110,000	111,611

		111,611

ELECTRONICS – 0.05%
Arrow Electronics Inc.
5.13%, 03/01/21	50,000	49,080

		49,080

ENVIRONMENTAL CONTROL – 0.12%
Republic Services Inc.
5.50%, 09/15/19	75,000	81,011
Waste Management Inc.
7.00%, 07/15/28	41,000	47,817

		128,828

FOOD – 0.67%
Campbell Soup Co.
3.05%, 07/15/17	50,000	50,113
Hershey Co. (The)
4.13%, 12/01/20	50,000	50,237
Kellogg Co.
4.15%, 11/15/19[a]	130,000	131,270
Kraft Foods Inc.
6.13%, 02/01/18	200,000	224,871
Kroger Co. (The)
5.50%, 02/01/13	101,000	108,488
Safeway Inc.
3.95%, 08/15/20[a]	50,000	47,400
Unilever Capital Corp.
5.90%, 11/15/32	102,000	112,188

		724,567

Security	Principal	Value
FOREST PRODUCTS & PAPER – 0.11%
International Paper Co.
7.30%, 11/15/39	$100,000	$116,139

		116,139

GAS – 0.11%
ONEOK Inc.
6.00%, 06/15/35	61,000	60,218
Sempra Energy
6.00%, 10/15/39	55,000	57,304

		117,522

HEALTH CARE – PRODUCTS – 0.14%
Johnson & Johnson
5.55%, 08/15/17	90,000	103,848
St. Jude Medical Inc.
2.50%, 01/15/16	50,000	49,235

		153,083

HEALTH CARE – SERVICES – 0.47%
Aetna Inc.
6.75%, 12/15/37	100,000	115,067
CIGNA Corp.
4.38%, 12/15/20	50,000	49,447
UnitedHealth Group Inc.
5.38%, 03/15/16[a]	140,000	154,150
5.80%, 03/15/36	51,000	50,859
WellPoint Inc.
5.25%, 01/15/16	120,000	131,650

		501,173

HOUSEHOLD PRODUCTS & WARES – 0.11%
Kimberly-Clark Corp.
6.13%, 08/01/17	103,000	119,136

		119,136

INSURANCE – 1.35%
Aflac Inc.
3.45%, 08/15/15	50,000	50,853
Allstate Corp. (The)
5.55%, 05/09/35	132,000	131,972
American International Group Inc.
5.45%, 05/18/17	170,000	176,905
Berkshire Hathaway Finance Corp.
4.85%, 01/15/15	122,000	133,046

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® BARCLAYS GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Chubb Corp. (The)
5.75%, 05/15/18	$150,000	$167,125
CNA Financial Corp.
5.88%, 08/15/20	25,000	25,935
Lincoln National Corp.
8.75%, 07/01/19	50,000	62,976
MetLife Inc.
5.00%, 06/15/15	304,000	328,443
Prudential Financial Inc.
5.70%, 12/14/36	101,000	98,973
Prudential Financial Inc. Series D
4.75%, 09/17/15	100,000	106,997
Travelers Companies Inc. (The)
5.80%, 05/15/18	150,000	165,610

		1,448,835

IRON & STEEL – 0.12%
ArcelorMittal SA
9.85%, 06/01/19	100,000	127,641

		127,641

MACHINERY – 0.22%
Caterpillar Inc.
5.70%, 08/15/16[a]	204,000	234,431

		234,431

MANUFACTURING – 0.50%
General Electric Co.
5.00%, 02/01/13	254,000	272,292
Honeywell International Inc.
5.00%, 02/15/19	110,000	119,655
Tyco International Ltd.
6.88%, 01/15/21[a]	125,000	149,381

		541,328

MEDIA – 1.40%
Comcast Cable Communications Holdings Inc.
8.38%, 03/15/13	143,000	162,084
Comcast Corp.
6.45%, 03/15/37	132,000	137,088
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
6.00%, 08/15/40	50,000	48,844

Security	Principal	Value
NBC Universal Inc.
4.38%, 04/01/21[c]	$100,000	$96,901
News America Inc.
5.30%, 12/15/14	183,000	202,357
Time Warner Cable Inc.
6.55%, 05/01/37	81,000	84,092
7.50%, 04/01/14	140,000	160,582
Time Warner Inc.
7.70%, 05/01/32	202,000	240,894
Viacom Inc.
6.25%, 04/30/16	101,000	115,615
7.88%, 07/30/30	57,000	66,610
Walt Disney Co. (The)
6.38%, 03/01/12	183,000	193,734

		1,508,801

MINING – 1.02%
Alcoa Inc.
5.55%, 02/01/17	61,000	65,314
5.95%, 02/01/37	61,000	58,655
BHP Billiton Finance (USA) Ltd.
4.80%, 04/15/13	193,000	207,142
Freeport-McMoRan Copper & Gold Inc.
8.38%, 04/01/17	155,000	171,275
Rio Tinto Finance (USA) Ltd.
1.88%, 11/02/15	50,000	47,972
9.00%, 05/01/19	88,000	116,185
Teck Resources Ltd.
4.50%, 01/15/21[a]	100,000	100,169
Vale Overseas Ltd.
6.25%, 01/23/17[a]	152,000	171,433
6.88%, 11/21/36	75,000	80,560
Vulcan Materials Co.
7.00%, 06/15/18	75,000	77,073

		1,095,778

MULTI-NATIONAL – 1.37%
Asian Development Bank
2.75%, 05/21/14[a]	309,000	321,027
European Investment Bank
4.63%, 05/15/14	605,000	662,538
Inter-American Development Bank
5.13%, 09/13/16[a]	203,000	229,972

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
International Bank for Reconstruction and Development
2.00%, 04/02/12	$250,000	$254,361

		1,467,898

OIL & GAS – 2.14%
Anadarko Petroleum Corp.
5.95%, 09/15/16	202,000	220,999
Apache Corp.
5.25%, 04/15/13	101,000	108,796
Canadian Natural Resources Ltd.
6.25%, 03/15/38	61,000	65,765
ConocoPhillips Holding Co.
6.95%, 04/15/29	204,000	248,250
Devon Energy Corp.
7.95%, 04/15/32	57,000	73,879
EnCana Holdings Finance Corp.
5.80%, 05/01/14	190,000	210,536
EOG Resources Inc.
4.10%, 02/01/21	100,000	96,707
Hess Corp.
7.13%, 03/15/33	51,000	59,691
Marathon Petroleum Corp.
5.13%, 03/01/21[c]	50,000	50,619
Nexen Inc.
6.20%, 07/30/19[a]	50,000	53,212
7.50%, 07/30/39	50,000	53,184
NuStar Logistics LP
4.80%, 09/01/20	25,000	24,877
Pemex Project Funding Master Trust
6.63%, 06/15/35	202,000	200,321
Petrobras International Finance Co.
5.75%, 01/20/20	234,000	242,132
Shell International Finance BV
6.38%, 12/15/38	100,000	113,923
Suncor Energy Inc.
6.10%, 06/01/18	150,000	169,391
Talisman Energy Inc.
3.75%, 02/01/21	50,000	46,428
Total Capital SA
4.13%, 01/28/21[a]	100,000	98,953
Transocean Inc.
6.50%, 11/15/20	100,000	109,679

Security	Principal	Value
Valero Energy Corp.
7.50%, 04/15/32	$51,000	$57,119

		2,304,461

OIL & GAS SERVICES – 0.18%
Weatherford International Ltd.
9.63%, 03/01/19	150,000	195,687

		195,687

PHARMACEUTICALS – 1.32%
Abbott Laboratories
5.88%, 05/15/16	101,000	115,902
AmerisourceBergen Corp.
5.88%, 09/15/15	101,000	112,520
AstraZeneca PLC
5.40%, 09/15/12	132,000	141,082
Bristol-Myers Squibb Co.
5.88%, 11/15/36	45,000	48,933
Eli Lilly and Co.
5.55%, 03/15/37	81,000	83,946
GlaxoSmithKline Capital Inc.
5.65%, 05/15/18	158,000	177,905
Merck & Co. Inc.
4.75%, 03/01/15[a]	90,000	98,066
Pfizer Inc.
7.20%, 03/15/39	80,000	100,392
Schering-Plough Corp./Merck & Co. Inc.
5.30%, 12/01/13	200,000	221,320
Teva Pharmaceutical Finance LLC
6.15%, 02/01/36	101,000	110,702
Wyeth
5.50%, 02/01/14	193,000	213,583

		1,424,351

PIPELINES – 0.81%
CenterPoint Energy Resources Corp.
4.50%, 01/15/21[c]	25,000	24,772
Energy Transfer Partners LP
5.65%, 08/01/12	160,000	169,415
Enterprise Products Operating LP
5.60%, 10/15/14	142,000	155,273
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	92,000	94,916

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® BARCLAYS GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Magellan Midstream Partners LP
4.25%, 02/01/21	$100,000	$95,962
Plains All American Pipeline LP
3.95%, 09/15/15	100,000	102,559
TransCanada PipeLines Ltd.
7.13%, 01/15/19	114,000	137,633
Williams Partners LP
5.25%, 03/15/20	84,000	87,588

		868,118

REAL ESTATE INVESTMENT TRUSTS – 0.51%
Boston Properties LP
4.13%, 05/15/21	150,000	142,886
ERP Operating LP
5.25%, 09/15/14	84,000	91,735
HCP Inc.
6.70%, 01/30/18	134,000	150,791
Simon Property Group LP
5.65%, 02/01/20	150,000	163,294

		548,706

RETAIL – 1.01%
Costco Wholesale Corp.
5.50%, 03/15/17	81,000	92,168
CVS Caremark Corp.
4.75%, 05/18/20	25,000	25,722
6.13%, 08/15/16	61,000	69,416
Home Depot Inc. (The)
5.40%, 03/01/16	102,000	113,501
5.88%, 12/16/36	63,000	64,038
Lowe’s Companies Inc.
6.88%, 02/15/28	25,000	29,750
McDonald’s Corp.
5.35%, 03/01/18	130,000	145,973
Target Corp.
7.00%, 01/15/38	103,000	124,529
Wal-Mart Stores Inc.
4.55%, 05/01/13	337,000	362,664
6.50%, 08/15/37	50,000	57,533

		1,085,294

SOFTWARE – 0.27%
Microsoft Corp.
4.50%, 10/01/40	50,000	44,943

Security	Principal	Value
Oracle Corp.
5.25%, 01/15/16	$132,000	$147,346
5.38%, 07/15/40[c]	100,000	97,458

		289,747

TELECOMMUNICATIONS – 2.70%
America Movil SAB de CV
6.13%, 03/30/40	100,000	104,520
American Tower Corp.
5.05%, 09/01/20	50,000	49,021
AT&T Inc.
6.55%, 02/15/39	150,000	159,607
BellSouth Corp.
6.00%, 11/15/34	202,000	199,440
British Telecom PLC
9.88%, 12/15/30	31,000	42,764
Cellco Partnership/Verizon Wireless Capital LLC
5.55%, 02/01/14	160,000	176,665
Cisco Systems Inc.
4.45%, 01/15/20	130,000	133,983
5.50%, 02/22/16	101,000	114,145
Deutsche Telekom International Finance BV
8.75%, 06/15/30	61,000	80,002
Embarq Corp.
7.08%, 06/01/16	177,000	200,906
France Telecom SA
8.50%, 03/01/31	102,000	138,062
Qwest Corp.
6.88%, 09/15/33	31,000	30,845
8.88%, 03/15/12	81,000	87,365
Rogers Wireless Inc.
6.38%, 03/01/14	61,000	68,612
SBC Communications Inc./AT&T Inc.
5.88%, 02/01/12	304,000	318,670
Telecom Italia Capital SA
5.25%, 10/01/15	160,000	163,006
Telefonica Emisiones SAU
3.99%, 02/16/16	200,000	200,305
Telefonica Europe BV
8.25%, 09/15/30	77,000	92,260

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Verizon Communications Inc.
5.55%, 02/15/16[a]	$132,000	$147,149
7.35%, 04/01/39	184,000	218,911
Vodafone Group PLC
5.75%, 03/15/16	162,000	181,581

		2,907,819

TRANSPORTATION – 0.42%
Burlington Northern Santa Fe Corp.
6.15%, 05/01/37	102,000	111,116
CSX Corp.
6.22%, 04/30/40	25,000	26,907
Norfolk Southern Corp.
7.05%, 05/01/37	51,000	61,320
Union Pacific Corp.
5.78%, 07/15/40	80,000	83,467
United Parcel Service Inc.
4.50%, 01/15/13	160,000	169,781

		452,591

TOTAL CORPORATE BONDS & NOTES
(Cost: $36,177,076)		38,374,687

FOREIGN GOVERNMENT BONDS & NOTES[d] – 2.59%

BRAZIL – 0.66%
Brazil (Federative Republic of)
6.00%, 01/17/17	300,000	334,950
8.00%, 01/15/18	317,333	372,073

		707,023

CANADA – 0.71%
Export Development Canada
3.13%, 04/24/14	204,000	214,441
Nova Scotia (Province of)
2.38%, 07/21/15[a]	100,000	100,440
Ontario (Province of)
4.95%, 11/28/16	160,000	177,626
Quebec (Province of)
5.00%, 03/01/16	122,000	135,847
7.50%, 09/15/29	102,000	138,562

		766,916

Security	Principal	Value
ITALY – 0.25%
Italy (Republic of)
4.50%, 01/21/15	$260,000	$273,073

		273,073

JAPAN – 0.09%
Japan Finance Corp.
2.50%, 01/21/16[a]	100,000	99,533

		99,533

MEXICO – 0.42%
United Mexican States
6.38%, 01/16/13[a]	193,000	210,947
7.50%, 04/08/33	204,000	246,840

		457,787

PERU – 0.28%
Peru (Republic of)
7.13%, 03/30/19	250,000	296,500

		296,500

POLAND – 0.18%
Poland (Republic of)
6.38%, 07/15/19	170,000	188,912

		188,912

TOTAL FOREIGN GOVERNMENT BONDS & NOTES
(Cost: $2,683,882)		2,789,744

MUNICIPAL DEBT OBLIGATIONS – 1.14%

CALIFORNIA – 0.53%
Bay Area Toll Authority RB Highway Revenue Tolls BAB Series S1
7.04%, 04/01/41	100,000	102,867
Los Angeles Community College District GO BAB
6.75%, 08/01/42	100,000	106,104
Los Angeles Department of Water & Power RB Electric Power & Light Revenues BAB
6.57%, 07/01/41	50,000	52,551
Sacramento Municipal Utility District RB Electric Power & Light Revenues BAB
6.16%, 05/15/36	80,000	76,690

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® BARCLAYS GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
State of California GO BAB
7.30%, 10/01/39	$215,000	$225,075

		563,287

GEORGIA – 0.07%
Municipal Electric Authority of Georgia RB Electric Power & Light Revenues BAB Project M, Series 2010A
6.66%, 04/01/18	80,000	78,913

		78,913

ILLINOIS – 0.17%
State of Illinois GO
5.10%, 06/01/33	235,000	186,089

		186,089

MASSACHUSETTS – 0.06%
Commonwealth of Massachusetts GOL BAB Series D
4.50%, 08/01/31	75,000	66,665

		66,665

NEW YORK – 0.16%
Metropolitan Transportation Authority RB Transit Revenue BAB
7.34%, 11/15/39	60,000	68,549
New York City Municipal Water Finance Authority RB Water Revenue BAB
5.72%, 06/15/42	100,000	98,799

		167,348

OHIO – 0.15%
Ohio State Water Development Authority RB Miscellaneous Revenue BAB
4.88%, 12/01/34	170,000	161,624

		161,624

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $1,259,250)		1,223,926

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 59.50%

U.S. GOVERNMENT AGENCY OBLIGATIONS – 8.97%
Federal Home Loan Mortgage Corp.
2.13%, 03/23/12	1,154,000	1,175,815
4.50%, 01/15/13	1,634,000	1,747,777

Security	Shares or Principal	Value
4.50%, 01/15/15[a]	$1,250,000	$1,374,206
4.88%, 06/13/18[a]	504,000	561,257
5.13%, 07/15/12	340,000	361,655
Federal National Mortgage Association
1.25%, 06/22/12[a]	1,907,000	1,927,360
5.00%, 04/15/15[a]	1,400,000	1,567,585
6.63%, 11/15/30[a]	740,000	929,259

		9,644,914

U.S. GOVERNMENT OBLIGATIONS – 50.53%
U.S. Treasury Bonds
3.88%, 08/15/40	650,000	583,557
4.25%, 11/15/40	1,750,000	1,678,338
4.50%, 02/15/36[a]	347,000	351,580
4.50%, 08/15/39[a]	2,268,000	2,273,965
4.75%, 02/15/41	300,000	312,774
7.63%, 02/15/25[a]	2,180,000	3,061,657
8.13%, 08/15/19[a]	1,280,000	1,766,438
U.S. Treasury Notes
1.00%, 01/15/14[a]	900,000	897,183
1.38%, 04/15/12	6,522,000	6,598,960
1.38%, 09/15/12	6,735,000	6,827,202
1.38%, 05/15/13	720,000	729,425
2.38%, 07/31/17	3,800,000	3,737,148
2.50%, 04/30/15	2,127,000	2,192,065
3.25%, 03/31/17	272,000	283,089
3.63%, 08/15/19	6,080,000	6,308,608
4.63%, 12/31/11	1,551,000	1,607,193
4.63%, 11/15/16[a]	6,066,000	6,801,321
4.75%, 05/15/14[a]	7,500,000	8,339,626

		54,350,129

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $62,611,205)		63,995,043

SHORT-TERM INVESTMENTS – 22.56%

MONEY MARKET FUNDS – 22.56%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[e,f,g]	20,377,433	20,377,433
BlackRock Cash Funds: Prime, SL Agency Shares
0.22%[e,f,g]	3,422,122	3,422,122

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.07%[e,f]	472,369	$472,369

		24,271,924

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,271,924)		24,271,924

TOTAL INVESTMENTS IN SECURITIES – 121.47%
(Cost: $127,003,337)		130,655,324

Other Assets, Less Liabilities – (21.47)%		(23,096,212)

NET ASSETS – 100.00%		$107,559,112

BAB – Build America Bond

FDIC – Federal Deposit Insurance Corp.

GO – General Obligation

GOL – General Obligation Limited

RB – Revenue Bond

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Variable rate security. Rate shown is as of report date.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Investments are denominated in U.S. dollars.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® 10+ YEAR GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
CORPORATE BONDS & NOTES – 42.13%

AEROSPACE & DEFENSE – 0.54%
Boeing Co. (The)
6.88%, 03/15/39	$25,000	$29,881
Lockheed Martin Corp.
6.15%, 09/01/36	25,000	27,283
United Technologies Corp.
5.70%, 04/15/40	25,000	26,470

		83,634

AGRICULTURE – 0.40%
Altria Group Inc.
10.20%, 02/06/39	30,000	42,183
Philip Morris International Inc.
6.38%, 05/16/38	18,000	20,624

		62,807

BANKS – 1.50%
Barclays Bank PLC
6.86%, 06/15/32[a]	25,000	23,250
HSBC Holdings PLC
6.50%, 09/15/37	100,000	102,546
KfW
0.00%, 06/29/37	32,000	8,571
Wachovia Bank N.A./Wells Fargo & Co.
6.60%, 01/15/38	25,000	28,070
Wachovia Corp./Wells Fargo & Co.
5.50%, 08/01/35	75,000	71,598

		234,035

BEVERAGES – 0.75%
Anheuser-Busch InBev Worldwide Inc.
8.20%, 01/15/39[a]	48,000	64,483
Diageo Capital PLC
5.88%, 09/30/36	25,000	26,452
PepsiCo Inc.
5.50%, 01/15/40	25,000	25,730

		116,665

BIOTECHNOLOGY – 0.18%
Amgen Inc.
6.40%, 02/01/39	25,000	28,264

		28,264

Security	Principal	Value
CHEMICALS – 0.24%
Dow Chemical Co. (The)
9.40%, 05/15/39	$25,000	$36,945

		36,945

COMMERCIAL SERVICES – 0.37%
President and Fellows of Harvard College (The)
6.30%, 10/01/37	52,000	57,765

		57,765

COMPUTERS – 0.17%
International Business Machines Corp.
5.60%, 11/30/39	25,000	26,478

		26,478

COSMETICS & PERSONAL CARE – 0.23%
Procter & Gamble Co. (The)
5.55%, 03/05/37	33,000	35,620

		35,620

DIVERSIFIED FINANCIAL SERVICES – 4.98%
Capital One Capital VI
8.88%, 05/15/40	25,000	26,437
Citigroup Inc.
6.88%, 03/05/38	92,000	102,024
8.13%, 07/15/39	25,000	31,582
General Electric Capital Corp.
5.88%, 01/14/38	10,000	10,032
6.75%, 03/15/32	156,000	174,874
Goldman Sachs Group Inc. (The)
6.35%, 02/15/34	68,000	66,742
6.75%, 10/01/37	55,000	56,366
Jefferies Group Inc.
6.88%, 04/15/21	15,000	15,792
JPMorgan Chase Capital XXV
6.80%, 10/01/37	119,000	124,239
Merrill Lynch & Co. Inc.
6.22%, 09/15/26	114,000	114,211
Morgan Stanley
5.00%, 08/31/25	25,000	24,776
7.25%, 04/01/32	25,000	29,204

		776,279

ELECTRIC – 5.29%
Alabama Power Co.
6.00%, 03/01/39	25,000	27,149

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Appalachian Power Co. Series Q
7.00%, 04/01/38	$25,000	$28,691
Consolidated Edison Co. of New York Inc.
6.75%, 04/01/38	25,000	29,768
Duke Energy Carolinas LLC
6.10%, 06/01/37	58,000	63,648
Exelon Generation Co. LLC
6.25%, 10/01/39	25,000	25,162
FirstEnergy Corp.
7.38%, 11/15/31	54,000	58,674
Florida Power & Light Co.
5.95%, 02/01/38	50,000	54,244
Massachusetts Electric Co.
5.90%, 11/15/39[a]	25,000	26,433
MidAmerican Energy Holdings Co.
6.13%, 04/01/36	86,000	90,830
Oncor Electric Delivery Co.
7.00%, 09/01/22	25,000	29,417
Pacific Gas & Electric Co.
5.80%, 03/01/37	25,000	25,677
6.05%, 03/01/34	26,000	27,499
Progress Energy Inc.
7.75%, 03/01/31	58,000	72,476
PSEG Power LLC
8.63%, 04/15/31	50,000	63,480
Public Service Co. of Colorado
6.25%, 09/01/37	48,000	54,075
Puget Sound Energy Inc.
5.80%, 03/15/40	25,000	25,331
San Diego Gas & Electric Co.
6.13%, 09/15/37	54,000	60,299
Southern California Edison Co. Series 08-A
5.95%, 02/01/38	25,000	27,122
Virginia Electric and Power Co.
8.88%, 11/15/38	25,000	35,983

		825,958

ENVIRONMENTAL CONTROL – 0.36%
Republic Services Inc.
6.20%, 03/01/40	25,000	26,760

Security	Principal	Value
Waste Management Inc.
7.00%, 07/15/28	$25,000	$29,156

		55,916

FOOD – 0.63%
H.J. Heinz Finance Co.
7.13%, 08/01/39[a]	25,000	29,782
Kraft Foods Inc.
6.88%, 02/01/38	44,000	48,785
Kroger Co. (The)
5.40%, 07/15/40	20,000	19,063

		97,630

FOREST PRODUCTS & PAPER – 0.19%
International Paper Co.
7.30%, 11/15/39	25,000	29,035

		29,035

HEALTH CARE – PRODUCTS – 0.24%
Johnson & Johnson
5.85%, 07/15/38	25,000	28,064
5.95%, 08/15/37	8,000	9,081

		37,145

HEALTH CARE – SERVICES – 0.57%
UnitedHealth Group Inc.
6.88%, 02/15/38	50,000	56,900
WellPoint Inc.
6.38%, 06/15/37	30,000	32,305

		89,205

INSURANCE – 2.83%
Allstate Corp. (The)
6.90%, 05/15/38	48,000	56,274
American International Group Inc.
6.25%, 05/01/36	20,000	20,250
AXA SA
8.60%, 12/15/30	25,000	29,243
Liberty Mutual Group Inc.
6.50%, 03/15/35[a]	25,000	22,748
Lincoln National Corp.
7.00%, 06/15/40	20,000	22,738
MetLife Inc.
5.70%, 06/15/35	33,000	33,428
6.40%, 12/15/31	35,000	33,075
Nationwide Mutual Insurance Co.
9.38%, 08/15/39[a]	25,000	29,803

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® 10+ YEAR GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
New York Life Insurance Co.
6.75%, 11/15/39[a]	$25,000	$29,097
Northwestern Mutual Life Insurance Co.
6.06%, 03/30/40[a]	25,000	27,029
Pacific Life Insurance Co.
9.25%, 06/15/39[a]	25,000	32,944
Prudential Financial Inc.
5.70%, 12/14/36	50,000	48,997
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39[a]	25,000	28,766
Travelers Companies Inc. (The)
6.25%, 06/15/37	25,000	27,035

		441,427

IRON & STEEL – 0.16%
ArcelorMittal SA
7.00%, 10/15/39	25,000	25,782

		25,782

MACHINERY – 0.46%
Caterpillar Inc.
6.05%, 08/15/36	64,000	72,305

		72,305

MEDIA – 3.13%
AOL Time Warner Inc.
7.63%, 04/15/31	82,000	96,682
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	100,000	135,723
COX Communications Inc.
8.38%, 03/01/39[a]	25,000	31,982
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
6.00%, 08/15/40	25,000	24,422
News America Inc.
6.65%, 11/15/37	70,000	75,511
Time Warner Entertainment Co. LP
8.38%, 07/15/33	54,000	66,954
Viacom Inc.
6.88%, 04/30/36	25,000	27,642
7.88%, 07/30/30	25,000	29,215

		488,131

Security	Principal	Value
MINING – 0.96%
Alcoa Inc.
5.95%, 02/01/37	$25,000	$24,039
Newmont Mining Corp.
6.25%, 10/01/39	25,000	26,448
Rio Tinto Finance (USA) Ltd.
7.13%, 07/15/28	25,000	30,327
Teck Resources Ltd.
6.13%, 10/01/35	25,000	25,886
Vale Overseas Ltd.
6.88%, 11/21/36	15,000	16,112
6.88%, 11/10/39	25,000	27,003

		149,815

MISCELLANEOUS – MANUFACTURING – 0.72%
Siemens Financieringsmat
6.13%, 08/17/26[a]	100,000	112,193

		112,193

MULTI-NATIONAL – 0.83%
International Bank for Reconstruction and Development
7.63%, 01/19/23	96,000	129,103

		129,103

OIL & GAS – 4.58%
Anadarko Petroleum Corp.
6.20%, 03/15/40	55,000	53,904
ConocoPhillips Holding Co.
6.95%, 04/15/29	108,000	131,426
Devon Financing Corp. ULC
7.88%, 09/30/31	44,000	56,449
EnCana Corp.
6.50%, 02/01/38	25,000	26,970
Gaz Capital SA
7.29%, 08/16/37[a]	100,000	105,750
Hess Corp.
5.60%, 02/15/41	25,000	24,118
Nexen Inc.
6.40%, 05/15/37	25,000	23,837
Noble Holding International Ltd.
6.20%, 08/01/40	20,000	20,829
Pemex Project Funding Master Trust
6.63%, 06/15/35	35,000	34,709
Petro-Canada
6.80%, 05/15/38	25,000	27,804

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
Petrobras International Finance Co.
5.75%, 01/20/20	$25,000	$25,869
Shell International Finance BV
6.38%, 12/15/38	40,000	45,569
StatoilHydro ASA
6.50%, 12/01/28[a]	52,000	61,236
Suncor Energy Inc.
6.50%, 06/15/38	42,000	45,327
Transocean Inc.
6.80%, 03/15/38	10,000	10,378
Valero Energy Corp.
10.50%, 03/15/39	15,000	21,045

		715,220

OIL & GAS SERVICES – 0.23%
Halliburton Co.
7.45%, 09/15/39	29,000	36,594

		36,594

PHARMACEUTICALS – 1.90%
Abbott Laboratories
6.15%, 11/30/37	25,000	27,707
AstraZeneca PLC
6.45%, 09/15/37	28,000	32,203
Bristol-Myers Squibb Co.
5.88%, 11/15/36	11,000	11,961
Eli Lilly and Co.
5.50%, 03/15/27	25,000	26,707
GlaxoSmithKline Capital Inc.
6.38%, 05/15/38	30,000	34,138
Pfizer Inc.
7.20%, 03/15/39	36,000	45,177
Roche Holdings Inc.
7.00%, 03/01/39[a]	32,000	39,564
Schering-Plough Corp./Merck & Co. Inc.
6.50%, 12/01/33	38,000	44,819
Wyeth
5.95%, 04/01/37	32,000	34,535

		296,811

PIPELINES – 1.44%
Enterprise Products Operating LLC
6.45%, 09/01/40	25,000	26,187
Kinder Morgan Energy Partners LP
6.95%, 01/15/38	52,000	55,775

Security	Principal	Value
ONEOK Partners LP
6.85%, 10/15/37	$50,000	$54,895
TransCanada PipeLines Ltd.
7.63%, 01/15/39	25,000	30,817
Williams Companies Inc. (The)
8.75%, 03/15/32	24,000	31,135
Williams Partners LP
6.30%, 04/15/40	25,000	25,845

		224,654

REAL ESTATE INVESTMENT TRUSTS – 0.19%
Simon Property Group LP
6.75%, 02/01/40	25,000	29,089

		29,089

RETAIL – 2.50%
CVS Caremark Corp.
6.13%, 09/15/39	25,000	25,838
Home Depot Inc. (The)
5.88%, 12/16/36	52,000	52,857
Lowe’s Companies Inc.
5.50%, 10/15/35	50,000	50,667
McDonald’s Corp.
6.30%, 03/01/38	25,000	29,043
Target Corp.
7.00%, 01/15/38	100,000	120,902
Wal-Mart Stores Inc.
6.50%, 08/15/37	68,000	78,245
7.55%, 02/15/30	25,000	31,742

		389,294

SOFTWARE – 0.22%
Oracle Corp.
6.50%, 04/15/38	30,000	33,737

		33,737

TELECOMMUNICATIONS – 4.37%
AT&T Inc.
6.30%, 01/15/38	171,000	176,605
British Telecom PLC
9.88%, 12/15/30	36,000	49,662
Cisco Systems Inc.
5.90%, 02/15/39	44,000	46,167
Deutsche Telekom International Finance BV
8.75%, 06/15/30	48,000	62,952
Embarq Corp.
8.00%, 06/01/36	25,000	28,244

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® 10+ YEAR GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
France Telecom SA
8.50%, 03/01/31	$21,000	$28,425
New Cingular Wireless Services Inc.
8.75%, 03/01/31	25,000	34,212
Qwest Corp.
6.88%, 09/15/33	25,000	24,875
Telecom Italia Capital SA
7.72%, 06/04/38	21,000	21,654
Telefonica Europe BV
8.25%, 09/15/30	32,000	38,342
Verizon Communications Inc.
7.75%, 12/01/30	118,000	144,022
Vodafone Group PLC
6.15%, 02/27/37	25,000	26,689

		681,849

TRANSPORTATION – 0.97%
Canadian National Railway Co.
6.38%, 11/15/37	40,000	45,908
Norfolk Southern Corp.
7.05%, 05/01/37	54,000	64,927
United Parcel Service Inc.
6.20%, 01/15/38	36,000	41,172

		152,007

TOTAL CORPORATE BONDS & NOTES
(Cost: $6,355,773)		6,571,392

FOREIGN GOVERNMENT BONDS & NOTES[b] – 5.58%

BRAZIL – 1.59%
Brazil (Federative Republic of)
7.13%, 01/20/37	50,000	58,972
8.88%, 04/15/24	78,000	105,494
11.00%, 08/17/40	62,000	83,328

		247,794

CANADA – 0.92%
Hydro-Quebec
8.05%, 07/07/24	25,000	34,398
Quebec (Province of)
7.50%, 09/15/29	80,000	108,676

		143,074

Security	Principal	Value
ITALY – 0.21%
Italy (Republic of)
5.38%, 06/15/33	$34,000	$33,283

		33,283

MEXICO – 0.65%
United Mexican States
6.05%, 01/11/40	58,000	58,812
11.50%, 05/15/26	24,000	42,755

		101,567

PANAMA – 0.21%
Panama (Republic of)
6.70%, 01/26/36	30,000	33,039

		33,039

PERU – 0.72%
Peru (Republic of)
8.75%, 11/21/33	82,000	111,674

		111,674

RUSSIA – 1.28%
Russian Federation (The)
7.50%, 03/31/30[a]	98,450	113,808
12.75%, 06/24/28[a]	50,000	86,688

		200,496

TOTAL FOREIGN GOVERNMENT BONDS & NOTES
(Cost: $848,955)		870,927

MUNICIPAL DEBT OBLIGATIONS – 5.03%

CALIFORNIA – 1.53%
Bay Area Toll Authority RB Highway Revenue Tolls BAB
6.26%, 04/01/40	30,000	30,457
East Bay Municipal Utility District RB Water Revenue BAB
5.87%, 06/01/40	20,000	19,989
Los Angeles Community College District GO BAB
6.75%, 08/01/42	20,000	21,221
Los Angeles Unified School District GO BAB
6.76%, 07/01/34	25,000	26,278
Sacramento Municipal Utility District RB Electric Power & Light Revenues BAB
6.16%, 05/15/36	20,000	19,173

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
San Francisco City & County Public Utilities Commission RB Water Revenue BAB
6.00%, 11/01/40	$20,000	$19,706
State of California GO BAB
7.50%, 04/01/34	50,000	53,506
7.55%, 04/01/39	45,000	48,559

		238,889

CONNECTICUT – 0.23%
State of Connecticut GO
Series A
5.85%, 03/15/32	35,000	36,338

		36,338

GEORGIA – 0.23%
Municipal Electric Authority of Georgia RB Electric Power & Light Revenues BAB Project J, Series 2010A
6.64%, 04/01/18	25,000	25,098
Municipal Electric Authority of Georgia RB Electric Power & Light Revenues BAB Project M, Series 2010A
6.66%, 04/01/18	10,000	9,864

		34,962

ILLINOIS – 0.65%
Chicago Transit Authority RB Sales Tax Revenue
Series A
6.90%, 12/01/40	25,000	24,191
State of Illinois GO
5.10%, 06/01/33	85,000	67,309
State of Illinois GO BAB
6.63%, 02/01/35	10,000	9,585

		101,085

MASSACHUSETTS – 0.11%
Commonwealth of Massachusetts GOL BAB
Series D
4.50%, 08/01/31	20,000	17,777

		17,777

NEW JERSEY – 0.35%
New Jersey Economic Development Authority RB Miscellaneous Revenue
Series A
7.43%, 02/15/29 (NPFGC)	25,000	26,090

Security	Principal	Value
New Jersey State Turnpike Authority RB Miscellaneous Revenue BAB
Series F
7.41%, 01/01/40	$25,000	$27,845

		53,935

NEW YORK – 1.08%
City of New York GO BAB
5.21%, 10/01/31	30,000	28,007
Metropolitan Transportation Authority RB Transit Revenue BAB
7.34%, 11/15/39	30,000	34,274
Metropolitan Transportation Authority RB Transit Revenue BAB
Series E
6.81%, 11/15/40	25,000	25,914
New York City Municipal Water Finance Authority RB Water Revenue BAB
5.72%, 06/15/42	30,000	29,640
5.95%, 06/15/42	50,000	50,890

		168,725

OHIO – 0.36%
American Municipal Power – Ohio Inc. RB Electric Power & Light Revenues BAB
7.83%, 02/15/41	25,000	27,602
Ohio State Water Development Authority RB Miscellaneous Revenue BAB
4.88%, 12/01/34	30,000	28,522

		56,124

TEXAS – 0.49%
Dallas Area Rapid Transit RB Sales Tax Revenue BAB
6.00%, 12/01/44	50,000	52,293
Texas State Transportation Commission RB Highway Revenue Tolls BAB
Series B
5.18%, 04/01/30	25,000	24,710

		77,003

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $804,407)		784,838

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® 10+ YEAR GOVERNMENT/CREDIT BOND FUND

February 28, 2011

Security	Principal	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 45.14%

U.S. GOVERNMENT AGENCY OBLIGATIONS – 4.46%
Federal Home Loan Mortgage Corp.
6.00%, 04/16/37	$100,000	$102,762
6.25%, 07/15/32	112,000	136,207
6.75%, 03/15/31	28,000	35,659
Federal National Mortgage Association
5.63%, 07/15/37	74,000	82,676
6.63%, 11/15/30	132,000	165,760
7.25%, 05/15/30	22,000	29,307
Tennessee Valley Authority
7.13%, 05/01/30	110,000	142,997

		695,368

U.S. GOVERNMENT OBLIGATIONS – 40.68%
U.S. Treasury Bonds
3.50%, 02/15/39	540,000	453,956
3.88%, 08/15/40	790,000	709,246
4.25%, 05/15/39	460,000	442,525
4.25%, 11/15/40	790,000	757,650
4.38%, 02/15/38	50,000	49,345
4.38%, 11/15/39	160,000	156,976
4.75%, 02/15/37	372,000	390,894
4.75%, 02/15/41	120,000	125,110
5.25%, 11/15/28	114,000	129,066
5.25%, 02/15/29	108,000	122,306
5.38%, 02/15/31	98,000	112,600
6.00%, 02/15/26	8,000	9,798
6.13%, 08/15/29	580,000	724,072
6.25%, 08/15/23	320,000	399,379
6.25%, 05/15/30	202,000	255,970
6.38%, 08/15/27	158,000	201,216
6.50%, 11/15/26	170,000	218,528
6.88%, 08/15/25	84,000	111,185
7.25%, 08/15/22	278,000	373,451
7.63%, 11/15/22	220,000	303,875
7.88%, 02/15/21	34,000	47,078
8.13%, 08/15/21	177,000	250,129

		6,344,355

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $7,095,249)		7,039,723

Security	Shares	Value
SHORT-TERM INVESTMENTS – 1.73%

MONEY MARKET FUNDS – 1.73%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.07%[c,d]	269,309	$269,309

		269,309

TOTAL SHORT-TERM INVESTMENTS
(Cost: $269,309)		269,309

TOTAL INVESTMENTS IN SECURITIES – 99.61%
(Cost: $15,373,693)		15,536,189

Other Assets, Less Liabilities – 0.39%		61,253

NET ASSETS – 100.00%		$15,597,442

BAB – Build America Bond

GO – General Obligation

GOL – General Obligation Limited

RB – Revenue Bond

Insured by:

NPFGC – National Public Finance Guarantee Corp.

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Investments are denominated in U.S. dollars.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® BARCLAYS AGENCY BOND FUND

February 28, 2011

Security	Principal	Value
CORPORATE BONDS & NOTES – 12.83%

BANKS – 10.58%
Bank of America Corp.
Series L (FDIC Guaranteed)
3.13%, 06/15/12	$38,483,000	$39,810,663
Citibank N.A. (FDIC Guaranteed)
1.75%, 12/28/12	3,000,000	3,056,453

		42,867,116

DIVERSIFIED FINANCIAL SERVICES – 2.25%
Citigroup Inc. (FDIC Guaranteed)
2.13%, 04/30/12	1,250,000	1,275,110
General Electric Capital Corp.
(FDIC Guaranteed)
2.25%, 03/12/12	3,000,000	3,058,638
2.63%, 12/28/12	3,000,000	3,103,937
Private Export Funding Corp. (U.S. Government Guaranteed)
4.95%, 11/15/15	1,500,000	1,674,810

		9,112,495

TOTAL CORPORATE BONDS & NOTES
(Cost: $51,519,040)		51,979,611

FOREIGN GOVERNMENT BONDS & NOTES[a] – 0.62%
Israel (State of)
5.50%, 09/18/23	1,725,000	1,956,082
5.50%, 12/04/23	500,000	566,314

		2,522,396

TOTAL FOREIGN GOVERNMENT BONDS & NOTES
(Cost: $2,545,110)		2,522,396

U.S. GOVERNMENT AGENCY OBLIGATIONS – 85.60%
Federal Farm Credit Banks
3.13%, 09/23/11	3,000,000	3,047,577
5.15%, 11/15/19	4,000,000	4,448,087
Federal Home Loan Banks
0.88%, 12/27/13	6,000,000	5,939,587
1.00%, 12/28/11	2,390,000	2,402,605
2.35%, 12/21/15	6,000,000	5,950,444
3.13%, 12/08/17	400,000	399,273
3.63%, 10/18/13[b]	20,300,000	21,584,485
4.00%, 09/06/13[b]	17,400,000	18,650,204
4.88%, 12/13/13	3,900,000	4,279,433

Security	Principal	Value
5.00%, 11/17/17[b]	$10,450,000	$11,751,917
5.38%, 05/15/19	500,000	564,067
Federal Home Loan Mortgage Corp.
0.00%, 11/29/19[b]	1,300,000	814,819
0.70%, 12/03/12	2,000,000	1,996,838
0.75%, 03/28/13	7,000,000	6,987,158
0.92%, 12/28/12	4,300,000	4,299,579
1.10%, 12/27/12	1,000,000	1,006,489
1.15%, 10/07/13	3,000,000	2,987,253
1.38%, 02/25/14	2,500,000	2,501,227
1.45%, 02/24/14	3,600,000	3,586,011
1.63%, 04/15/13[b]	7,225,000	7,340,375
1.63%, 06/28/13	100,000	100,348
1.75%, 06/15/12[b]	18,125,000	18,433,569
1.75%, 09/10/15	6,000,000	5,891,921
2.13%, 03/23/12	4,350,000	4,432,232
2.50%, 04/23/14[b]	3,045,000	3,145,200
3.75%, 03/27/19[b]	5,713,000	5,893,486
4.38%, 07/17/15[b]	11,600,000	12,701,943
4.50%, 07/15/13	17,313,000	18,718,843
4.75%, 03/05/12	6,000,000	6,267,559
4.75%, 11/17/15[b]	4,000,000	4,443,382
4.88%, 06/13/18[b]	5,568,000	6,200,554
6.25%, 07/15/32	1,907,000	2,319,160
Federal National Mortgage Association
0.55%, 12/27/12	8,000,000	7,964,170
0.63%, 11/09/12	4,000,000	3,994,679
0.88%, 11/04/13	1,000,000	988,680
0.90%, 12/21/12	4,000,000	4,001,210
1.00%, 12/27/12	500,000	502,343
1.00%, 09/20/13	4,400,000	4,372,670
1.13%, 07/30/12[b]	15,000,000	15,135,607
1.13%, 09/09/13	3,000,000	2,988,280
1.13%, 09/30/13	2,000,000	1,997,023
1.13%, 10/08/13	1,000,000	996,768
1.25%, 02/27/14	4,800,000	4,785,314
1.30%, 05/25/12	4,000,000	4,008,932
1.30%, 07/16/13	3,400,000	3,408,508
1.38%, 07/19/13	1,500,000	1,501,573
1.75%, 05/07/13[b]	5,046,000	5,137,845
1.80%, 02/08/13	5,400,000	5,418,313
1.88%, 05/06/13	2,000,000	2,004,822

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGENCY BOND FUND

February 28, 2011

Security	Shares or Principal	Value
2.00%, 06/24/13	$3,400,000	$3,417,315
2.00%, 08/24/15	35,000	34,641
2.00%, 12/15/15	9,000,000	8,863,534
2.02%, 08/20/13	3,000,000	3,011,172
2.38%, 07/28/15[b]	7,000,000	7,083,756
2.63%, 11/20/14[b]	2,970,000	3,062,325
3.00%, 09/16/14	3,000,000	3,136,156
4.13%, 04/15/14[b]	4,495,000	4,864,789
4.30%, 03/30/20[b]	3,000,000	3,008,020
4.38%, 10/15/15[b]	9,500,000	10,391,602
5.00%, 02/13/17[b]	3,000,000	3,366,781
5.25%, 08/01/12	3,000,000	3,192,967
5.38%, 07/15/16[b]	5,510,000	6,290,654
6.00%, 04/18/36	1,200,000	1,286,058
6.21%, 08/06/38	500,000	600,777
6.63%, 11/15/30[b]	7,902,000	9,922,979
Tennessee Valley Authority
4.50%, 04/01/18	1,250,000	1,352,352
4.63%, 09/15/60	525,000	486,935
5.25%, 09/15/39[b]	1,800,000	1,883,838
5.88%, 04/01/36	1,800,000	2,051,132
6.75%, 11/01/25	500,000	635,293
8.25%, 04/15/42	500,000	566,303

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost: $342,045,082)		346,801,741

SHORT-TERM INVESTMENTS – 37.29%

MONEY MARKET FUNDS – 37.29%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[c,d,e]	129,102,039	129,102,039
BlackRock Cash Funds: Prime, SL Agency Shares
0.22%[c,d,e]	21,680,991	21,680,991
BlackRock Cash Funds: Treasury, SL Agency Shares
0.07%[c,d]	274,208	274,208

		151,057,238

TOTAL SHORT-TERM INVESTMENTS
(Cost: $151,057,238)		151,057,238

Value
TOTAL INVESTMENTS IN SECURITIES – 136.34%
(Cost: $547,166,470)	$552,360,986

Other Assets, Less Liabilities – (36.34)%	(147,236,130)

NET ASSETS – 100.00%	$405,124,856

FDIC – Federal Deposit Insurance Corp.

[a]	Investments are denominated in U.S. dollars.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® BARCLAYS MBS BOND FUND

February 28, 2011

Security	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS – 98.86%

MORTGAGE-BACKED SECURITIES – 98.86%
Federal Home Loan Mortgage Corp.
0.57%, 06/15/33[a]	$88,808	$88,850
3.00%, 11/01/40[a]	17,596,340	17,953,262
3.16%, 11/01/40[a]	13,601,077	13,970,467
3.35%, 11/01/40[a]	7,872,315	7,987,519
3.50%, 12/01/40[b]	15,000,000	15,021,094
4.00%, 10/01/25	22,473,273	23,123,989
4.00%, 02/01/26	12,000,000	12,365,689
4.00%, 12/01/40[b]	31,722,000	31,486,120
4.00%, 01/01/41	40,091,377	39,514,169
4.50%, 04/01/22	13,042,812	13,766,435
4.50%, 07/01/24	9,430,182	9,891,929
4.50%, 09/01/24	5,813,261	6,097,906
4.50%, 08/01/30	17,469,650	18,098,341
4.50%, 03/01/39	2,939,416	2,998,577
4.50%, 06/01/39	6,087,953	6,210,483
4.50%, 09/01/39	5,783,922	5,900,333
4.50%, 11/01/39	5,168,147	5,272,164
4.50%, 12/01/39	13,248,477	13,515,125
4.50%, 01/01/40	5,535,631	5,647,044
4.50%, 08/01/40	18,345,943	18,700,252
4.50%, 11/01/40	31,305,321	31,909,910
4.50%, 12/01/40[b]	26,766,000	27,474,835
4.50%, 02/01/41	33,601,914	34,261,200
5.00%, 12/01/24	18,000,000	19,250,073
5.00%, 08/01/25	13,054,085	13,820,097
5.00%, 06/01/33	4,964,096	5,229,785
5.00%, 12/01/33	22,619,126	23,829,748
5.00%, 07/01/35	15,603,953	16,416,144
5.00%, 01/01/36	17,103,701	17,973,730
5.00%, 03/01/38	36,309,006	37,969,435
5.00%, 09/01/40	16,340,859	17,108,376
5.00%, 12/01/40[b]	23,518,000	24,654,640
5.06%, 12/01/33[a]	776,036	819,651
5.08%, 12/01/38[a]	11,623,945	12,294,137
5.50%, 02/01/34	15,837,831	17,021,796
5.50%, 02/01/35	8,008,305	8,594,853
5.50%, 05/01/35	13,402,451	14,369,486
5.50%, 05/01/36	13,953,662	14,925,808
5.50%, 07/01/36	27,957,206	29,904,975

Security	Principal	Value
5.50%, 04/01/38	$10,003,008	$10,668,687
5.50%, 05/01/38	10,403,968	11,096,331
5.50%, 12/01/40[b]	16,566,000	17,679,028
6.00%, 10/01/36	7,040,327	7,756,134
6.00%, 02/01/37	8,400,451	9,153,160
6.00%, 11/01/37	45,791,569	49,698,194
6.00%, 12/01/40[b]	6,978,000	7,578,762
Federal National Mortgage Association
3.00%, 12/01/40[b]	3,000,000	2,918,906
3.50%, 02/01/26	23,000,000	23,078,814
3.50%, 12/01/40[b]	18,000,000	16,998,750
4.00%, 10/01/25	33,305,324	34,296,126
4.00%, 12/01/30	9,959,752	10,032,386
4.00%, 07/01/40	23,956,948	23,662,866
4.00%, 12/01/40	30,748,714	30,363,032
4.00%, 12/01/40[b]	52,435,000	52,514,128
4.00%, 01/01/41	22,259,400	21,980,199
4.50%, 09/01/18	10,420,595	11,016,936
4.50%, 10/01/24	13,260,592	13,924,976
4.50%, 03/01/36	19,898,103	20,413,773
4.50%, 12/01/39	9,603,695	9,800,332
4.50%, 08/01/40	64,109,569	65,409,059
4.50%, 09/01/40	31,693,069	32,335,482
4.50%, 12/01/40[b]	58,460,000	60,429,901
4.50%, 01/01/41	35,452,905	36,171,529
4.73%, 04/01/38[a]	8,017,296	8,423,721
5.00%, 08/01/20	14,384,260	15,391,171
5.00%, 11/01/33	33,334,183	35,133,063
5.00%, 04/01/35	16,487,119	17,352,757
5.00%, 02/01/36	24,673,600	25,940,150
5.00%, 06/01/39	41,911,933	43,878,488
5.00%, 07/01/40	14,820,435	15,530,335
5.00%, 12/01/40[b]	42,721,000	44,932,706
5.50%, 01/01/24	19,141,807	20,633,320
5.50%, 02/01/30	9,618,485	10,292,314
5.50%, 05/01/33	14,127,717	15,221,235
5.50%, 11/01/33	26,015,001	27,983,869
5.50%, 09/01/34	18,306,059	19,666,494
5.50%, 04/01/36	27,167,166	29,152,903
5.50%, 05/01/37	32,437,977	34,642,224
5.50%, 03/01/38	14,508,883	15,495,022
5.50%, 06/01/38	14,377,846	15,355,079

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® BARCLAYS MBS BOND FUND

February 28, 2011

Security	Principal	Value
5.50%, 12/01/40[b]	$42,228,000	$45,277,834
6.00%, 03/01/34	15,572,638	17,158,340
6.00%, 06/01/36	12,740,633	13,931,651
6.00%, 09/01/36	34,639,089	37,752,282
6.00%, 08/01/37	33,307,459	36,168,214
6.00%, 12/01/40[b]	13,730,000	14,918,503
6.50%, 08/01/37	34,517,824	38,481,853
6.50%, 12/01/37	16,247,668	18,238,998
6.50%, 12/01/40[b]	13,870,000	15,482,387
7.00%, 04/01/37	10,337,632	11,696,980
Government National Mortgage Association
4.00%, 09/20/40	21,790,559	21,837,215
4.00%, 12/01/40[b]	26,822,000	26,834,573
4.50%, 03/15/39	20,993,032	21,719,878
4.50%, 04/15/39	6,378,290	6,599,127
4.50%, 08/15/39	18,797,545	19,448,376
4.50%, 11/20/39	7,507,971	7,770,570
4.50%, 01/20/40	7,838,794	8,113,310
4.50%, 08/20/40	13,667,379	14,146,014
4.50%, 09/15/40	20,710,535	21,428,790
4.50%, 10/20/40	31,519,727	32,623,554
4.50%, 12/15/40[b]	14,437,000	14,903,947
5.00%, 05/20/33	2,438,250	2,608,725
5.00%, 07/20/35	13,000,000	13,875,547
5.00%, 01/15/39	20,543,705	21,830,331
5.00%, 05/15/40	13,474,664	14,324,203
5.00%, 07/20/40	42,210,332	44,921,380
5.00%, 08/20/40	15,352,214	16,338,242
5.00%, 12/01/40[b]	18,154,000	19,274,442
5.50%, 03/20/39	12,272,652	13,278,829
5.50%, 12/15/39	4,580,867	4,963,244
5.50%, 01/15/40	27,577,673	29,892,023
5.50%, 12/01/40[b]	17,492,000	18,946,022
6.00%, 03/15/37	23,048,229	25,408,185
6.00%, 11/15/39	5,701,335	6,277,618
6.00%, 12/01/40[b]	9,225,000	10,153,266
6.50%, 10/20/38	13,525,858	15,155,622

		2,311,220,844

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost: $2,318,658,977)		2,311,220,844

Security	Shares	Value
SHORT-TERM INVESTMENTS – 20.19%

MONEY MARKET FUNDS – 20.19%
BlackRock Cash Funds: Prime, SL Agency Shares
0.22%[c,d]	449,205,549	$449,205,549
BlackRock Cash Funds: Treasury, SL Agency Shares
0.07%[c,d]	22,761,220	22,761,220

		471,966,769

TOTAL SHORT-TERM INVESTMENTS
(Cost: $471,966,769)		471,966,769

TOTAL INVESTMENTS IN SECURITIES – 119.05%
(Cost: $2,790,625,746)		2,783,187,613

Other Assets, Less Liabilities – (19.05)%		(445,234,033)

NET ASSETS – 100.00%		$2,337,953,580

[a]	Variable rate security. Rate shown is as of report date.
[b]	To-be-announced (TBA). See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

February 28, 2011

	iShares Barclays Intermediate Government/Credit Bond Fund	iShares Barclays Government/Credit Bond Fund	iShares 10+ Year Government/Credit Bond Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$494,218,204	$102,731,413	$15,104,384
Affiliated issuers (Note 2)	165,473,946	24,271,924	269,309

Total cost of investments	$659,692,150	$127,003,337	$15,373,693

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$511,398,622	$106,383,400	$15,266,880
Affiliated issuers (Note 2)	165,473,247	24,271,924	269,309

Total fair value of investments	676,871,869	130,655,324	15,536,189
Receivables:
Interest	4,480,042	1,033,981	189,028

Total Assets	681,351,911	131,689,305	15,725,217

LIABILITIES
Payables:
Investment securities purchased	299,644	313,583	125,433
Collateral for securities on loan (Note 5)	163,498,331	23,799,555	–
Investment advisory fees (Note 2)	79,879	17,055	2,342

Total Liabilities	163,877,854	24,130,193	127,775

NET ASSETS	$517,474,057	$107,559,112	$15,597,442

Net assets consist of:
Paid-in capital	$500,029,005	$104,035,214	$15,444,782
Undistributed net investment income	1,269,811	299,274	61,374
Accumulated net realized loss	(1,004,478)	(427,363)	(71,210)
Net unrealized appreciation	17,179,719	3,651,987	162,496

NET ASSETS	$517,474,057	$107,559,112	$15,597,442

Shares outstanding[b]	4,800,000	1,000,000	300,000

Net asset value per share	$107.81	$107.56	$51.99

[a]	Securities on loan with values of $159,121,258, $23,221,262 and $ –, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

February 28, 2011

	iShares Barclays Agency Bond Fund	iShares Barclays MBS Bond Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$396,109,232	$2,318,658,977
Affiliated issuers (Note 2)	151,057,238	471,966,769

Total cost of investments	$547,166,470	$2,790,625,746

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$401,303,748	$2,311,220,844
Affiliated issuers (Note 2)	151,057,238	471,966,769

Total fair value of investments	552,360,986	2,783,187,613
Receivables:
Investment securities sold	503,054	57,681,976
Interest	3,105,513	8,199,631
Capital shares sold	–	10,515,907

Total Assets	555,969,553	2,859,585,127

LIABILITIES
Payables:
Investment securities purchased	–	521,197,185
Collateral for securities on loan (Note 5)	150,783,030	–
Investment advisory fees (Note 2)	61,667	434,362

Total Liabilities	150,844,697	521,631,547

NET ASSETS	$405,124,856	$2,337,953,580

Net assets consist of:
Paid-in capital	$399,701,036	$2,323,758,864
Undistributed net investment income	615,724	3,551,184
Undistributed net realized gain (accumulated net realized loss)	(386,420)	18,081,665
Net unrealized appreciation (depreciation)	5,194,516	(7,438,133)

NET ASSETS	$405,124,856	$2,337,953,580

Shares outstanding[b]	3,700,000	22,200,000

Net asset value per share	$109.49	$105.31

[a]	Securities on loan with values of $146,841,185 and $ –, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended February 28, 2011

	iShares Barclays Intermediate Government/Credit Bond Fund	iShares Barclays Government/Credit Bond Fund	iShares 10+ Year Government/Credit Bond Fund
NET INVESTMENT INCOME
Interest from unaffiliated issuers	$15,263,325	$4,929,377	$621,063
Interest from affiliated issuers (Note 2)	8,051	992	160
Securities lending income from affiliated issuers (Note 2)	157,274	30,435	–

Total investment income	15,428,650	4,960,804	621,223

EXPENSES
Investment advisory fees (Note 2)	1,007,558	294,525	25,621

Total expenses	1,007,558	294,525	25,621

Net investment income	14,421,092	4,666,279	595,602

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	360,995	238,156	(68,900)
In-kind redemptions	1,308,677	2,760,439	–

Net realized gain (loss)	1,669,672	2,998,595	(68,900)

Net change in unrealized appreciation/depreciation	3,246,426	(836,209)	207,910

Net realized and unrealized gain	4,916,098	2,162,386	139,010

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,337,190	$6,828,665	$734,612

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations (Continued)

iSHARES® TRUST

Year ended February 28, 2011

	iShares Barclays Agency Bond Fund	iShares Barclays MBS Bond Fund
NET INVESTMENT INCOME
Interest from unaffiliated issuers	$6,879,935	$19,002,920
Interest from affiliated issuers (Note 2)	5,992	1,849,949
Securities lending income from affiliated issuers (Note 2)	110,177	–

Total investment income	6,996,104	20,852,869

EXPENSES
Investment advisory fees (Note 2)	693,557	5,110,054

Total expenses	693,557	5,110,054

Net investment income	6,302,547	15,742,815

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(195,940)	68,445,498
In-kind redemptions	1,192,051	–

Net realized gain	996,111	68,445,498

Net change in unrealized appreciation/depreciation	1,048,417	(10,709,788)

Net realized and unrealized gain	2,044,528	57,735,710

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,347,075	$73,478,525

See notes to financial statements.

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Barclays Intermediate Government/Credit Bond Fund		iShares Barclays Government/Credit Bond Fund
	Year ended February 28, 2011	Year ended February 28, 2010	Year ended February 28, 2011	Year ended February 28, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$14,421,092	$12,103,236	$4,666,279	$4,402,397
Net realized gain	1,669,672	2,114,618	2,998,595	59,054
Net change in unrealized appreciation/depreciation	3,246,426	11,404,343	(836,209)	5,529,342

Net increase in net assets resulting from operations	19,337,190	25,622,197	6,828,665	9,990,793

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,233,696)	(11,985,689)	(4,757,154)	(4,350,039)

Total distributions to shareholders	(14,233,696)	(11,985,689)	(4,757,154)	(4,350,039)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	97,302,275	146,245,388	–	52,208,300
Cost of shares redeemed	(21,516,005)	(31,093,494)	(53,403,963)	(10,170,796)

Net increase (decrease) in net assets from capital share transactions	75,786,270	115,151,894	(53,403,963)	42,037,504

INCREASE (DECREASE) IN NET ASSETS	80,889,764	128,788,402	(51,332,452)	47,678,258

NET ASSETS
Beginning of year	436,584,293	307,795,891	158,891,564	111,213,306

End of year	$517,474,057	$436,584,293	$107,559,112	$158,891,564

Undistributed net investment income included in net assets at end of year	$1,269,811	$1,084,440	$299,274	$393,684

SHARES ISSUED AND REDEEMED
Shares sold	900,000	1,400,000	–	500,000
Shares redeemed	(200,000)	(300,000)	(500,000)	(100,000)

Net increase (decrease) in shares outstanding	700,000	1,100,000	(500,000)	400,000

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares 10+ Year Government/Credit Bond Fund		iShares Barclays Agency Bond Fund
	Year ended February 28, 2011	Period from December 8, 2009[a] to February 28, 2010	Year ended February 28, 2011	Year ended February 28, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$595,602	$54,256	$6,302,547	$4,005,885
Net realized gain (loss)	(68,900)	(2,313)	996,111	77,126
Net change in unrealized appreciation/depreciation	207,910	(45,414)	1,048,417	3,563,822

Net increase in net assets resulting from operations	734,612	6,529	8,347,075	7,646,833

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(554,464)	(34,017)	(6,381,629)	(3,417,842)
From net realized gain	–	–	–	(429,990)

Total distributions to shareholders	(554,464)	(34,017)	(6,381,629)	(3,847,832)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,364,799	5,079,983	229,892,604	193,229,898
Cost of shares redeemed	–	–	(98,660,498)	–

Net increase in net assets from capital share transactions	10,364,799	5,079,983	131,232,106	193,229,898

INCREASE IN NET ASSETS	10,544,947	5,052,495	133,197,552	197,028,899

NET ASSETS
Beginning of period	5,052,495	–	271,927,304	74,898,405

End of period	$15,597,442	$5,052,495	$405,124,856	$271,927,304

Undistributed net investment income included in net assets at end of period	$61,374	$20,239	$615,724	$694,807

SHARES ISSUED AND REDEEMED
Shares sold	200,000	100,000	2,100,000	1,800,000
Shares redeemed	–	–	(900,000)	–

Net increase in shares outstanding	200,000	100,000	1,200,000	1,800,000

[a]	Commencement of operations.

See notes to financial statements.

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Barclays MBS Bond Fund
	Year ended February 28, 2011	Year ended February 28, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$15,742,815	$(1,731,274)
Net realized gain	68,445,498	98,123,732
Net change in unrealized appreciation/depreciation	(10,709,788)	(81,132)

Net increase in net assets resulting from operations	73,478,525	96,311,326

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(30,386,396)	(57,048,954)
From net realized gain	(92,526,337)	(1,022,693)

Total distributions to shareholders	(122,912,733)	(58,071,647)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	659,165,020	740,564,628
Cost of shares redeemed	(64,615,718)	(105,743,045)

Net increase in net assets from capital share transactions	594,549,302	634,821,583

INCREASE IN NET ASSETS	545,115,094	673,061,262

NET ASSETS
Beginning of year	1,792,838,486	1,119,777,224

End of year	$2,337,953,580	$1,792,838,486

Undistributed net investment income included in net assets at end of year	$3,551,184	$6,454,806

SHARES ISSUED AND REDEEMED
Shares sold	6,100,000	7,000,000
Shares redeemed	(600,000)	(1,000,000)

Net increase in shares outstanding	5,500,000	6,000,000

See notes to financial statements.

FINANCIAL STATEMENTS	57

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Barclays Intermediate Government/Credit Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Year ended Feb. 29, 2008	Period from Jan. 5, 2007[a] to Feb. 28, 2007
Net asset value, beginning of period	$106.48	$102.60	$105.00	$100.81	$100.00

Income from investment operations:
Net investment income[b]	3.09	3.41	4.39	4.82	0.69
Net realized and unrealized gain (loss)[c]	1.31	3.91	(2.54)	4.02	0.40

Total from investment operations	4.40	7.32	1.85	8.84	1.09

Less distributions from:
Net investment income	(3.07)	(3.44)	(4.25)	(4.65)	(0.28)

Total distributions	(3.07)	(3.44)	(4.25)	(4.65)	(0.28)

Net asset value, end of period	$107.81	$106.48	$102.60	$105.00	$100.81

Total return	4.21%	7.28%	1.80%	9.07%	1.09%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$517,474	$436,584	$307,796	$157,500	$20,161
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	2.86%	3.26%	4.29%	4.75%	4.65%
Portfolio turnover rate[f]	23%	80%	29%	30%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Barclays Government/Credit Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Year ended Feb. 29, 2008	Period from Jan. 5, 2007[a] to Feb. 28, 2007
Net asset value, beginning of period	$105.93	$101.10	$104.30	$101.17	$100.23

Income from investment operations:
Net investment income[b]	3.42	3.65	4.55	4.95	0.72
Net realized and unrealized gain (loss)[c]	1.63	4.84	(3.37)	3.06	0.47

Total from investment operations	5.05	8.49	1.18	8.01	1.19

Less distributions from:
Net investment income	(3.42)	(3.66)	(4.38)	(4.88)	(0.25)

Total distributions	(3.42)	(3.66)	(4.38)	(4.88)	(0.25)

Net asset value, end of period	$107.56	$105.93	$101.10	$104.30	$101.17

Total return	4.86%	8.54%	1.17%	8.22%	1.20%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$107,559	$158,892	$111,213	$52,152	$20,233
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	3.17%	3.52%	4.49%	4.93%	4.84%
Portfolio turnover rate[f]	23%	52%	46%	36%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares 10+ Year Government/Credit Bond Fund
	Year ended Feb. 28, 2011	Period from Dec. 8, 2009[a] to Feb. 28, 2010
Net asset value, beginning of period	$50.52	$50.78

Income from investment operations:
Net investment income[b]	2.46	0.54
Net realized and unrealized gain (loss)[c]	1.41	(0.46)

Total from investment operations	3.87	0.08

Less distributions from:
Net investment income	(2.40)	(0.34)

Total distributions	(2.40)	(0.34)

Net asset value, end of period	$51.99	$50.52

Total return	7.78%	0.13%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$15,597	$5,052
Ratio of expenses to average net assets[e]	0.20%	0.20%
Ratio of net investment income to average net assets[e]	4.65%	4.83%
Portfolio turnover rate[f]	37%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Barclays Agency Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Period from Nov. 5, 2008[a] to Feb. 28, 2009
Net asset value, beginning of period	$108.77	$107.00	$102.21

Income from investment operations:
Net investment income[b]	2.00	2.14	0.88
Net realized and unrealized gain[c]	0.78	1.72	4.54

Total from investment operations	2.78	3.86	5.42

Less distributions from:
Net investment income	(2.06)	(2.01)	(0.63)
Net realized gain	–	(0.08)	–

Total distributions	(2.06)	(2.09)	(0.63)

Net asset value, end of period	$109.49	$108.77	$107.00

Total return	2.61%	3.65%	5.27%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$405,125	$271,927	$74,898
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	1.82%	1.98%	2.62%
Portfolio turnover rate[f]	45%	46%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Barclays MBS Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Period from Mar. 13, 2007[a] to Feb. 29, 2008
Net asset value, beginning of period	$107.36	$104.65	$102.89	$100.96

Income from investment operations:
Net investment income (loss)[b]	0.83	(0.11)	1.86	4.28
Net realized and unrealized gain[c]	3.39	6.63	4.36	1.99

Total from investment operations	4.22	6.52	6.22	6.27

Less distributions from:
Net investment income	(1.55)	(3.76)	(4.43)	(4.34)
Net realized gain	(4.72)	(0.05)	(0.03)	–

Total distributions	(6.27)	(3.81)	(4.46)	(4.34)

Net asset value, end of period	$105.31	$107.36	$104.65	$102.89

Total return	3.96%	6.35%	6.24%	6.41%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,337,954	$1,792,838	$1,119,777	$401,259
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income (loss) to average net assets[e]	0.77%	(0.11)%	1.82%	4.39%
Portfolio turnover rate[f,g]	1,128%	1,232%	1,341%	1,038%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Portfolio turnover rates include to-be-announced (TBA) transactions. See Note 1.

See notes to financial statements.

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares 10+ Year Government/Credit Bond Fund, iShares Barclays Agency Bond Fund and iShares Barclays MBS Bond Fund (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Certain Funds may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of February 28, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Bond Fund	Level 1	Level 2	Level 3	Total

Barclays Intermediate Government/Credit
Corporate Bonds & Notes	$–	$168,166,958	$–	$168,166,958
Foreign Government Bonds & Notes	–	12,917,526	–	12,917,526
Municipal Debt Obligations	–	539,032	–	539,032
U.S. Government & Agency Obligations	–	329,920,646	–	329,920,646
Short-Term Investments	165,327,707	–	–	165,327,707

	$165,327,707	$511,544,162	$–	$676,871,869

Barclays Government/Credit
Corporate Bonds & Notes	$–	$38,374,687	$–	$38,374,687
Foreign Government Bonds & Notes	–	2,789,744	–	2,789,744
Municipal Debt Obligations	–	1,223,926	–	1,223,926
U.S. Government & Agency Obligations	–	63,995,043	–	63,995,043
Short-Term Investments	24,271,924	–	–	24,271,924

	$24,271,924	$106,383,400	$–	$130,655,324

10+ Year Government/Credit
Corporate Bonds & Notes	$–	$6,571,392	$–	$6,571,392
Foreign Government Bonds & Notes	–	870,927	–	870,927
Municipal Debt Obligations	–	784,838	–	784,838
U.S. Government & Agency Obligations	–	7,039,723	–	7,039,723
Short-Term Investments	269,309	–	–	269,309

	$269,309	$15,266,880	$–	$15,536,189

Barclays Agency
Corporate Bonds & Notes	$–	$51,979,611	$–	$51,979,611
Foreign Government Bonds & Notes	–	2,522,396	–	2,522,396
U.S. Government Agency Obligations	–	346,801,741	–	346,801,741
Short-Term Investments	151,057,238	–	–	151,057,238

	$151,057,238	$401,303,748	$–	$552,360,986

Barclays MBS
U.S. Government Agency Obligations	$–	$2,311,220,844	$–	$2,311,220,844
Short-Term Investments	471,966,769	–	–	471,966,769

	$471,966,769	$2,311,220,844	$–	$2,783,187,613

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income, if any, generally are declared and paid monthly by each of the Funds. Distributions of net realized capital gains, if any, generally are declared and paid once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of February 28, 2011, the tax year-end of the Funds, the components of net distributable earnings on a tax basis were as follows:

iShares Bond Fund	Undistributed Ordinary Income		Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Distributable Earnings
Barclays Intermediate Government/Credit	$1,250,641		$17,071,395	$(876,984)	$17,445,052
Barclays Government/Credit	294,349		3,613,069	(383,520)	3,523,898
10+ Year Government/Credit	85,788		155,204	(88,332)	152,660
Barclays Agency	614,310		4,897,540	(88,030)	5,423,820
Barclays MBS	44,376,797	[a]	(7,440,086)	(22,741,995)	14,194,716

[a]

Amount includes short-term gains reclassified from unrealized to realized related to a change in the tax accounting treatment for to-be-announced (TBA) transactions effective February 28, 2010. As a result of the change in tax accounting, a portion of the amount reclassified was included in the Fund’s distributions for the year ended February 28, 2011 with the remaining balance to be included in distributable income for each of the next three years. The amounts ultimately distributed to shareholders, if any, is dependent upon the operating results of the Fund during each of the next three years.

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 were as follows:

iShares Bond Fund	2011	2010

Barclays Intermediate Government/Credit
Distributions paid from:
Ordinary income	$14,233,696	$11,985,689

Total distributions	$14,233,696	$11,985,689

Barclays Government/Credit
Distributions paid from:
Ordinary income	$4,757,154	$4,350,039

Total distributions	$4,757,154	$4,350,039

10+ Year Government/Credit
Distributions paid from:
Ordinary income	$554,464	$34,017

Total distributions	$554,464	$34,017

Barclays Agency
Distributions paid from:
Ordinary income	$6,381,629	$3,847,832

Total distributions	$6,381,629	$3,847,832

Barclays MBS
Distributions paid from:
Long-term capital gain	$373,762	$–
Ordinary income	122,538,971	58,071,647

Total distributions	$122,912,733	$58,071,647

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended February 28, 2011.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

From November 1, 2010 to February 28, 2011, the Funds incurred net realized capital losses. As permitted by tax regulations, the Funds have elected to defer those losses and treat them as arising in the year ending February 29, 2012, as follows:

iShares Bond Fund	Deferred Net Realized Capital Losses
Barclays Intermediate Government/Credit	$134,195
Barclays Government/Credit	39,435
10+ Year Government/Credit	88,332
Barclays Agency	87,209
Barclays MBS	22,741,995

Certain Funds had tax basis net capital loss carryforwards as of February 28, 2011, the tax year-end of the Funds, as follows:

iShares Bond Fund	Expiring 2017	Expiring 2018	Expiring 2019	Total
Barclays Intermediate Government/Credit	$724,270	$18,519	$–	$742,789
Barclays Government/Credit	48,930	295,155	–	344,085
Barclays Agency	–	–	821	821

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after February 28, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Each Fund reclassifies, at the end of its tax year, certain amounts between paid-in capital, accumulated net realized gain (loss) on investments and accumulated net investment income (loss) as a result of permanent book and tax differences primarily attributed to paydown gains, the use of equalization, amortization methods on fixed income securities, and realized gains (losses) from in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

As of February 28, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Bond Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Barclays Intermediate Government/Credit	$659,800,474	$17,844,047	$(772,652)	$17,071,395
Barclays Government/Credit	127,042,255	3,856,936	(243,867)	3,613,069
10+ Year Government/Credit	15,380,985	306,084	(150,880)	155,204
Barclays Agency	547,463,446	5,935,296	(1,037,756)	4,897,540
Barclays MBS	2,790,627,699	6,560,133	(14,000,219)	(7,440,086)

Management has reviewed the tax positions as of February 28, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

WHEN-ISSUED/TBA TRANSACTIONS

The iShares Barclays MBS Bond Fund may purchase mortgage pass-through securities on a when-issued or TBA basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is adverse market action, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Bond Fund	Investment Advisory Fee
Barclays Intermediate Government/ Credit	0.20%
Barclays Government/Credit	0.20
10+ Year Government/Credit	0.20
Barclays Agency	0.20
Barclays MBS	0.25

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended February 28, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Bond Fund	Securities Lending Agent Fees
Barclays Intermediate Government/Credit	$76,891
Barclays Government/Credit	14,321
Barclays Agency	54,265

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in interest from affiliated issuers in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended February 28, 2011, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Bond Fund and Name of Affiliated Issuer	Principal Amount Held Beginning of Year	Gross Additions	Gross Reductions	Principal Amount Held End of Year	Value at End of Year	Interest Income

Barclays Intermediate Government/Credit PNC Funding Corp. 5.25%, 11/15/15	$–	$135,000	$–	$135,000	$145,540	$3,712

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended February 28, 2011 were as follows:

	U.S. Government Obligations		Other Securities
iShares Bond Fund	Purchases	Sales	Purchases	Sales
Barclays Intermediate Government/Credit	$110,871,707	$93,421,744	$27,998,682	$20,985,295
Barclays Government/Credit	20,906,359	22,494,735	12,443,136	12,302,553
10+ Year Government/Credit	3,333,887	3,489,702	1,956,282	1,127,844
Barclays Agency	220,469,640	148,552,878	41,529,438	5,697,603
Barclays MBS	23,453,226,488	22,969,820,837	–	–

In-kind transactions (see Note 4) for the year ended February 28, 2011 were as follows:

iShares Bond Fund	In-kind Purchases	In-kind Sales
Barclays Intermediate Government/Credit	$74,441,432	$20,208,937
Barclays Government/Credit	–	49,878,060
10+ Year Government/Credit	9,526,213	–
Barclays Agency	126,148,637	98,737,762

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that Fund’s underlying index, and an amount of cash. In the case of the iShares Barclays MBS Bond Fund, a portion of the designated portfolio of securities are purchased through TBA transactions, in which case the Fund generally requires the substitution of an amount of cash equivalent to the price of the securities involved in such TBA transactions. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of February 28, 2011, certain Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of February 28, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	71

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares 10+ Year Government/Credit Bond Fund, iShares Barclays Agency Bond Fund and iShares Barclays MBS Bond Fund, each a Fund of the iShares Bond Funds Series (the “Funds”), at February 28, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

April 21, 2011

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 852 (b)(3)(C) of the Internal Revenue Code (the “Code”), the iShares Barclays MBS Bond Fund designates $373,762 as long-term capital gain dividends for the fiscal year ended February 28, 2011.

Under Section 871(k)(1)(C) of the Code, the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended February 28, 2011:

iShares Bond Fund	Interest- Related Dividends

Barclays Intermediate Government/Credit	$9,983,787

Barclays Government/Credit	3,172,451

10+ Year Government/Credit	469,557

Barclays Agency	752,345

Barclays MBS	27,482,774

Under Section 871(k)(2)(C) of the Code, the iShares Barclays MBS Bond Fund hereby designates $92,152,575 as short-term capital gain dividends for the fiscal year ended February 28, 2011.

TAX INFORMATION	73

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Bond Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Barclays Intermediate Government/Credit	$3.07264	$–	$–	$3.07264	100%	–%	–%		100%
Barclays Government/Credit	3.41898	–	0.00041	3.41939	100	–	0	[a]	100
10+ Year Government/Credit	2.40173	–	–	2.40173	100	–	–		100
Barclays Agency	2.04813	–	0.00740	2.05553	100	–	0	[a]	100
Barclays MBS	1.36971	4.89849	–	6.26820	22	78	–		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Barclays Intermediate Government/Credit Bond Fund

Period Covered: April 1, 2007 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.21%
Greater than 2.5% and Less than 3.0%	1	0.11
Greater than 2.0% and Less than 2.5%	14	1.48
Greater than 1.5% and Less than 2.0%	18	1.90
Greater than 1.0% and Less than 1.5%	35	3.70
Greater than 0.5% and Less than 1.0%	158	16.70
Between 0.5% and -0.5%	710	75.05
Less than –0.5% and Greater than –1.0%	2	0.21
Less than –1.0% and Greater than –1.5%	3	0.32
Less than –1.5% and Greater than –2.0%	1	0.11
Less than –2.0%	2	0.21

	946	100.00%

iShares Barclays Government/Credit Bond Fund

Period Covered: April 1, 2007 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	2	0.21%
Greater than 4.0% and Less than 4.5%	2	0.21
Greater than 3.5% and Less than 4.0%	1	0.11
Greater than 3.0% and Less than 3.5%	1	0.11
Greater than 2.5% and Less than 3.0%	1	0.11
Greater than 2.0% and Less than 2.5%	4	0.42
Greater than 1.5% and Less than 2.0%	19	2.01
Greater than 1.0% and Less than 1.5%	37	3.91
Greater than 0.5% and Less than 1.0%	209	22.09
Between 0.5% and -0.5%	655	69.24
Less than –0.5% and Greater than –1.0%	7	0.74
Less than –1.0% and Greater than –1.5%	2	0.21
Less than –1.5% and Greater than –2.0%	4	0.42
Less than –2.0%	2	0.21

	946	100.00%

SUPPLEMENTAL INFORMATION	75

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares 10+ Year Government/Credit Bond Fund

Period Covered: January 1, 2010 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.40%
Greater than 1.0% and Less than 1.5%	4	1.59
Greater than 0.5% and Less than 1.0%	83	32.94
Between 0.5% and –0.5%	164	65.07

	252	100.00%

iShares Barclays Agency Bond Fund

Period Covered: January 1, 2009 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.20%
Greater than 1.0% and Less than 1.5%	1	0.20
Greater than 0.5% and Less than 1.0%	18	3.57
Between 0.5% and –0.5%	484	96.03

	504	100.00%

iShares Barclays MBS Bond Fund

Period Covered: April 1, 2007 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.21%
Greater than 1.0% and Less than 1.5%	2	0.21
Greater than 0.5% and Less than 1.0%	24	2.54
Between 0.5% and –0.5%	911	96.29
Less than –0.5% and Greater than –1.0%	5	0.53
Less than –1.0% and Greater than –1.5%	1	0.11
Less than –1.5% and Greater than –2.0%	1	0.11

	946	100.00%

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 218 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (45)	Trustee (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003- 2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	77

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (67)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (55)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (49)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

78	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

Robert H. Silver (55)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	79

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Patrick O’Connor (43)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Lee Sterne (45)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).

Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

80	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	81

Notes:

82	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.   Go to www.icsdelivery.com.

2.   From the main page, select the first letter of your brokerage firm’s name.

3.   Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.   Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by BofA Merrill Lynch, nor are they sponsored, endorsed or issued by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the iShares Funds. BofA Merrill Lynch® is a servicemark of Merrill Lynch & Co., Inc., which is wholly-owned by Bank of America Corporation, and is licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

iS-AR-25-0211

2011 ANNUAL REPORT TO SHAREHOLDERS

iSHARES® BOND FUNDS

FEBRUARY 28, 2011

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iShares S&P California AMT-Free Municipal Bond Fund  |  CMF  |  NYSE Arca

iShares S&P National AMT-Free Municipal Bond Fund  |  MUB  |  NYSE Arca

iShares S&P Short Term National AMT-Free Municipal Bond Fund  |  SUB  |  NYSE Arca

iShares S&P New York AMT-Free Municipal Bond Fund  |  NYF  |  NYSE Arca

Management’s Discussions of Fund Performance

iSHARES® S&P MUNICIPAL BOND FUNDS

Performance as of February 28, 2011

	Average Annual Total Returns						Cumulative Total Returns

	Year Ended 2/28/11			Inception to 2/28/11			Inception to 2/28/11

iSHARES MUNICIPAL BOND FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
S&P California AMT-Free	1.26%	(1.41)%	3.02%	3.64%	2.89%	3.63%	12.94%	10.18%	12.90%
S&P National AMT-Free	0.95%	0.93%	1.75%	3.75%	3.78%	3.81%	13.68%	13.77%	13.89%
S&P Short Term National AMT-Free	0.83%	0.34%	1.26%	3.27%	3.09%	3.62%	7.73%	7.30%	8.59%
S&P New York AMT-Free	0.95%	3.68%	1.31%	3.70%	4.51%	3.98%	13.18%	16.21%	14.22%

Total returns for the periods since inception are calculated from the inception date of each Fund (10/4/07, 9/7/07, 11/5/08 and 10/4/07, respectively). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (10/5/07, 9/10/07, 11/7/08 and 10/5/07, respectively), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

iShares S&P California AMT-Free Municipal Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P MUNICIPAL BOND FUNDS

iShares S&P National AMT-Free Municipal Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

iShares S&P Short Term National AMT-Free Municipal Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P MUNICIPAL BOND FUNDS

iShares S&P New York AMT-Free Municipal Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Each Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P MUNICIPAL BOND FUNDS

The iShares S&P California AMT-Free Municipal Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P California AMT-Free Municipal Bond Index™ (the “Index”). The Index measures the performance of the investment-grade segment of the California municipal bond market. The Fund invests in a representative sample of the securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended February 28, 2011 (the “reporting period”), the total return for the Fund was 1.26%, while the total return for the Index was 3.02%.

BOND CREDIT QUALITY As of 2/28/11
S&P Credit Rating	Percentage of Total Investments*
AAA	7.04%

AA+	12.46

AA	11.70

AA-	23.76

A+	10.79

A	2.75

A-	28.24

BBB+	2.32

BBB-	0.81

Not Rated	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 2/28/11
Security	Percentage of Net Assets
State of California GO, 5.50%, 11/01/39	2.86%

California Statewide Communities Development Authority RB Miscellaneous Revenue, 5.00%, 06/15/13	2.15

California State Department of Water Resources RB Electric Power & Light Revenues, Series A (XLCA) (PR 05/01/12), 5.38%, 05/01/17	2.02

State of California GO, 5.25%, 03/01/38	2.00

Los Angeles Unified School District GO, Series A-1 (NPFGC), 4.50%, 01/01/28	1.63

University of California RB College & University Revenue, Series J (AGM), 4.50%, 05/15/35	1.48

State of California GO, Series A, 5.00%, 07/01/22	1.41

Los Angeles Department of Airports RB Port Airport & Marina Revenue, 5.00%, 05/15/40	1.33

California State Department of Water Resources RB Electric Power & Light Revenues, Series A (AMBAC) (PR 05/01/12), 5.38%, 05/01/18	1.26

State of California GO, (PR 02/01/14), 5.00%, 02/01/33	1.26

TOTAL	17.40%

*	Excludes short-term investments.

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P MUNICIPAL BOND FUNDS

The iShares S&P National AMT-Free Municipal Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P National AMT-Free Municipal Bond Index™ (the “Index”). The Index measures the performance of the investment-grade segment of the U.S. municipal bond market. The Fund invests in a representative sample of the securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period, the total return for the Fund was 0.95%, while the total return for the Index was 1.75%.

BOND CREDIT QUALITY As of 2/28/11
S&P Credit Rating	Percentage of Total Investments*
AAA	18.43%

AA+	17.38

AA	16.72

AA-	12.62

A+	10.52

A	4.54

A-	12.98

BBB+	2.53

BBB	1.23

BBB-	1.86

Not Rated	1.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 2/28/11
Security	Percentage of Net Assets
State of California GO, 6.00%, 04/01/38	1.04%

California State Department of Water Resources RB Electric Power & Light Revenues, Series A (PR 05/01/12), 5.75%, 05/01/17	0.69

State of California GO, 5.00%, 10/01/29	0.66

North Texas Tollway Authority RB Miscellaneous Revenue, Series A (NPFGC), 5.13%, 01/01/28	0.61

Puerto Rico Sales Tax Financing Corp. RB Sales Tax Revenue, Series A, 6.00%, 08/01/19	0.48

Triborough Bridge & Tunnel Authority RB Highway Revenue Tolls, Series B (GOI), 5.00%, 11/15/32	0.46

Colorado Department of Transportation RB Highway Revenue Tolls, Series B (NPFGC-FGIC), 5.00%, 12/15/15	0.44

City of New York GO, Series A-1, 5.25%, 08/15/23	0.44

Greenville County School District RB Lease Appropriation, (PR 12/01/12), 5.50%, 12/01/28	0.44

State of Maryland GO, First Series B, 5.25%, 02/15/12	0.42

TOTAL	5.68%

*	Excludes short-term investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P MUNICIPAL BOND FUNDS

The iShares S&P Short Term National AMT-Free Municipal Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Short Term National AMT-Free Municipal Bond Index™ (the “Index”). The Index measures the performance of the short-term investment-grade segment of the U.S. municipal bond market. The Fund invests in a representative sample of the securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period, the total return for the Fund was 0.83%, while the total return for the Index was 1.26%.

BOND CREDIT QUALITY As of 2/28/11
S&P Credit Rating	Percentage of Total Investments*
AAA	24.34%

AA+	13.65

AA	22.48

AA-	15.27

A+	7.58

A	3.96

A-	8.63

BBB+	1.34

BBB	0.71

BBB-	1.28

Not Rated	0.76

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 2/28/11
Security	Percentage of Net Assets
California Statewide Communities Development Authority RB Miscellaneous Revenue, 5.00%, 06/15/13	1.52%

Richmond County Board of Education GO, (SAW), 5.00%, 10/01/11	1.18

California State Department of Water Resources RB Electric Power & Light Revenues, Series A (AMBAC) (PR 05/01/12), 5.50%, 05/01/16	1.14

State of Connecticut GO, Series A, 5.00%, 01/01/14	1.02

Commonwealth of Massachusetts GOL, Series C, 5.00%, 09/01/12	0.75

New Jersey Economic Development Authority RB Miscellaneous Revenue, Series F (FGIC) (PR 06/15/13), 5.00%, 06/15/24	0.75

California State Department of Water Resources RB Electric Power & Light Revenues, Series L, 5.00%, 05/01/15	0.73

Metropolitan Transportation Authority RB Transit Revenue, Series A (AMBAC), 5.50%, 11/15/14	0.73

Henry County School District GO, Series A (SAW), 5.00%, 04/01/12	0.72

Greenville County School District RB Lease Appropriation, (PR 12/01/12), 5.50%, 12/01/28	0.70

TOTAL	9.24%

*	Excludes short-term investments.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P MUNICIPAL BOND FUNDS

The iShares S&P New York AMT-Free Municipal Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P New York AMT-Free Municipal Bond Index™ (the “Index”). The Index measures the performance of the investment-grade segment of the New York municipal bond market. The Fund invests in a representative sample of the securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period, the total return for the Fund was 0.95%, while the total return for the Index was 1.31%.

BOND CREDIT QUALITY As of 2/28/11
S&P Credit Rating	Percentage of Total Investments*
AAA	28.77%

AA+	10.40

AA	21.22

AA-	17.35

A+	4.39

A	10.08

A-	3.77

BBB	0.82

BBB-	1.27

Not Rated	1.93

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 2/28/11
Security	Percentage of Net Assets
New York City Municipal Water Finance Authority RB Water Revenue, Series A, 5.00%, 06/15/39	3.46%

City of New York GO, Series J (PR 06/01/13), 5.25%, 06/01/28	2.57

Metropolitan Transportation Authority RB Transit Revenue, Series B (AMBAC), 5.00%, 11/15/30	2.21

Long Island Power Authority RB Electric Power & Light Revenues, Series A (PR 09/01/11), 5.38%, 09/01/25	2.16

Metropolitan Transportation Authority RB Transit Revenue, 5.00%, 11/15/27	1.98

New York State Dormitory Authority RB Property Tax, Series D (NPFGC), 5.25%, 10/01/23	1.76

City of New York GO, Series A-1, 5.00%, 08/01/17	1.59

Hudson Yards Infrastructure Corp. RB Miscellaneous Revenue, Series A, 5.00%, 02/15/17	1.59

New York City Transitional Finance Authority RB Sales Tax Revenue, Series A-1, 5.00%, 08/01/20	1.54

New York State Dormitory Authority RB Income Tax Revenue, Series C, 5.00%, 03/15/22	1.53

TOTAL	20.39%

*	Excludes short-term investments.

Municipal bonds posted modestly positive returns for the reporting period, overcoming some notable volatility. When the reporting period began, the U.S. economy appeared to be progressing toward a recovery following the recession that lasted from mid-2008 to mid-2009. Despite persistently high unemployment and a moribund housing market, the economy grew at a 5.0% annual growth rate in the fourth quarter of 2009 and a 3.7% annual growth rate in the first quarter of 2010.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P MUNICIPAL BOND FUNDS

By the second quarter of 2010, however, economic data showed evidence of a slowdown in the pace of growth, which came in at a 1.7% annual rate. In addition, a sovereign debt crisis that began in Greece and spread to other fiscally challenged countries in Europe threatened to further dampen global economic activity. The increased likelihood of a “double-dip” recession – a relapse into recession after a brief recovery – led to increased demand for bonds in general, and municipal bonds benefited from this shift.

In September 2010, the prospects for the economy changed again. The Federal Reserve announced plans for another round of quantitative easing measures to stimulate economic activity, and evidence of gradual but steady improvement in many segments of the economy began to emerge. The U.S. economy grew at a 2.8% annual rate in the fourth quarter of 2010 – matching the 2.8% growth rate for the full year, in sharp contrast to the -2.6% rate from 2009 – and employment figures showed positive job growth in each of the last five months of the reporting period.

An improving economic environment is typically positive for the municipal bond market. Stronger economic growth helps boost tax revenues for states and municipalities, and as risk appetites increase, municipal bonds benefit from growing investor demand for credit-related securities. However, during the last few months of the period, this positive impact was tempered by two negative factors. The first was the expiration of the Build America Bonds (“BAB”) program, which allowed municipalities to issue taxable securities with federally subsidized interest rates. Municipalities rushed to issue BABs before the program expired at the end of 2010, and the substantial increase in supply weighed on the municipal market.

The second negative factor was the growing perception that worsening budget deficits for many states and municipalities would lead to widespread defaults. Although municipal defaults are historically rare and occur much less frequently than defaults on corporate debt, investors reacted strongly to this perception, putting downward pressure on municipal bonds.

Certainly, many states and municipalities continue to struggle with subpar tax revenues and challenging budget deficits. California and New York face large budget shortfalls. California’s newly elected governor, Jerry Brown, proposed a budget plan to close a $26 billion deficit through mid-2012 using an equal measure of spending cuts and tax increases. Legislators are still debating the proposal. Despite the state’s difficult fiscal position, California municipal bonds outperformed for the reporting period thanks to their higher yields.

New York’s new governor, Andrew Cuomo, and the state legislature are working out compromises to eliminate a $10 billion budget deficit by the start of the 2012 fiscal year on April 1. The bulk of the savings would result from spending cuts and government workforce reductions.

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2010 to February 28, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Municipal Bond Fund	Beginning Account Value (9/1/10)	Ending Account Value (2/28/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (9/1/10 to 2/28/11)
S&P California AMT-Free
Actual	$1,000.00	$ 951.20	0.25%	$1.21
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25
S&P National AMT-Free
Actual	1,000.00	956.80	0.25	1.21
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25
S&P Short Term National AMT-Free
Actual	1,000.00	993.00	0.25	1.24
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25
S&P New York AMT-Free
Actual	1,000.00	962.40	0.25	1.22
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	13

Schedule of Investments

iSHARES® S&P CALIFORNIA AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
MUNICIPAL BONDS & NOTES – 96.84%

CALIFORNIA – 96.84%
Alameda Corridor Transportation
Authority RB Transit Revenue
Series A
0.00%, 10/01/14
(AMBAC)	$250,000	$210,398
0.00%, 10/01/17
(AMBAC)	70,000	47,851
4.75%, 10/01/25
(NPFGC)	500,000	483,620
Alameda County Joint Powers Authority
RB Lease Abatement
5.00%, 12/01/34
(AGM)	1,150,000	1,094,650
Anaheim Public Financing Authority RB
Electric Power & Light Revenues
4.50%, 10/01/37
(NPFGC)	1,225,000	1,055,141
Bay Area Governments Association
RB Transit Revenue
5.00%, 08/01/17
(NPFGC-FGIC)	1,295,000	1,319,579
Bay Area Toll Authority RB Highway
Revenue Tolls
5.00%, 04/01/28	500,000	508,965
5.00%, 04/01/39	650,000	614,393
5.50%, 04/01/43	2,100,000	2,110,899
Series F
5.00%, 04/01/24	635,000	673,233
5.00%, 04/01/31	3,050,000	3,055,757
California Infrastructure & Economic
Development Bank RB Highway
Revenue Tolls
5.00%, 07/01/33
(PR 01/01/28)
(AMBAC)	500,000	560,820
5.25%, 07/01/19
(PR 07/01/13) (AGM)	300,000	331,275
California State Department of Water
Resources RB Electric Power &
Light Revenues
Series A
5.13%, 05/01/19
(PR 05/01/12)	1,000,000	1,065,030
5.25%, 05/01/11
(AGM)	625,000	630,313
5.38%, 05/01/17
(PR 05/01/12) (XLCA)	4,000,000	4,271,840
5.38%, 05/01/18
(PR 05/01/12)
(AMBAC)	2,500,000	2,669,900

Security	Principal	Value
5.38%, 05/01/22
(PR 05/01/12)	$1,250,000	$1,334,950
5.50%, 05/01/12	1,245,000	1,316,164
5.50%, 05/01/14
(PR 05/01/12) (AMBAC)	2,385,000	2,550,567
5.50%, 05/01/15
(PR 05/01/12) (AMBAC)	1,000,000	1,069,420
6.00%, 05/01/13
(PR 05/01/12)	550,000	591,404
Series H
5.00%, 05/01/22 (AGM)	1,150,000	1,229,189
Series K
5.00%, 05/01/18	1,500,000	1,705,170
Series L
5.00%, 05/01/17	1,000,000	1,135,700
5.00%, 05/01/19	1,550,000	1,757,219
5.00%, 05/01/22	2,000,000	2,195,240
Series M
4.00%, 05/01/16	975,000	1,055,603
4.00%, 05/01/19	1,000,000	1,059,100
California State Department of Water
Resources RB Water Revenue
Series AE
5.00%, 12/01/25	500,000	532,235
5.00%, 12/01/26	500,000	528,295
Series AG
5.00%, 12/01/26	500,000	533,180
California State Public Works Board RB
Lease Abatement
5.00%, 01/01/19
(AMBAC)	500,000	514,025
5.00%, 12/01/19
(AMBAC)	270,000	274,185
5.00%, 01/01/21	600,000	606,900
5.00%, 12/01/27
(AMBAC)	1,430,000	1,332,960
5.25%, 06/01/30	250,000	231,965
Series E
5.00%, 04/01/34	1,050,000	972,709
California State Public Works Board RB
Lease Revenue
5.13%, 06/01/29	500,000	463,315
Series C
5.25%, 06/01/28	300,000	284,952
California State University RB College &
University Revenue
Series A
5.00%, 11/01/22
(AMBAC)	635,000	643,788

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P CALIFORNIA AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
5.00%, 11/01/30
(AMBAC)	$535,000	$510,465
5.00%, 11/01/33
(AGM)	1,385,000	1,312,952
5.25%, 11/01/34	250,000	239,528
Series C
5.00%, 11/01/38
(NPFGC)	400,000	361,216
California Statewide Communities
Development Authority RB
Miscellaneous Revenue
5.00%, 06/15/13	4,300,000	4,544,627
Chabot-Las Positas Community College
District GO
5.00%, 08/01/29
(AMBAC)	500,000	488,215
5.00%, 08/01/31
(AMBAC)	1,350,000	1,291,666
Chino Basin Regional Financing
Authority RB Water Revenue
Series A
5.00%, 11/01/38
(AMBAC)	250,000	232,653
City & County of San Francisco COP
Lease Abatement
Series A
5.00%, 04/01/29	400,000	385,228
City & County of San Francisco GO
Series 2008
2.85%, 06/15/12	500,000	512,420
City of Los Angeles RB Sewer Revenue
Series A
4.75%, 06/01/35
(NPFGC)	1,000,000	930,480
5.00%, 06/01/16	200,000	227,658
5.00%, 06/01/39	500,000	480,235
City of San Jose RB Port Airport &
Marina Revenue
Series B
5.00%, 03/01/37
(AMBAC)	240,000	214,673
Series D
5.00%, 03/01/28
(NPFGC)	550,000	550,759
City of Vernon RB Electric Power &
Light Revenues
Series A
5.13%, 08/01/21	750,000	769,890
City of Vista COP Lease Abatement
5.00%, 05/01/37
(NPFGC)	1,000,000	858,160

Security	Principal	Value
County of Sacramento RB Port Airport &
Marina Revenue
5.00%, 07/01/40	$250,000	$223,553
Series C
6.00%, 07/01/41	500,000	502,600
Desert Community College District GO
Series C
5.00%, 08/01/37
(AGM)	500,000	469,995
East Bay Municipal Utility District RB
Water Revenue
Series A
5.00%, 06/01/35
(NPFGC)	1,850,000	1,816,700
5.00%, 06/01/37
(NPFGC-FGIC)	1,025,000	1,026,558
Eastern Municipal Water District COP
Water Revenue
Series H
5.00%, 07/01/24	380,000	390,431
5.00%, 07/01/33	650,000	626,243
5.00%, 07/01/35	580,000	547,242
Foothill-De Anza Community College
District GO
Series A
4.50%, 08/01/31
(AMBAC)	1,500,000	1,377,630
Foothill-Eastern Transportation Corridor
Agency RB Highway Revenue Tolls
5.75%, 01/15/40	2,000,000	1,662,840
Series A
0.00%, 01/01/25
(AMBAC)	800,000	437,392
Grossmont Union High School
District GO
5.00%, 08/01/33	430,000	414,812
Los Angeles Community College
District GO
Series A
5.00%, 08/01/27
(NPFGC-FGIC)	500,000	503,255
5.00%, 08/01/32
(NPFGC-FGIC)	2,100,000	2,048,676
5.50%, 08/01/20
(PR 08/01/11)
(NPFGC)	1,425,000	1,455,994
Los Angeles Convention &
Exhibit Center Authority RB
Lease Abatement
Series A
5.00%, 08/15/20	750,000	772,290

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® S&P CALIFORNIA AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Los Angeles County Metropolitan
Transportation Authority RB Sales
Tax Revenue
Series A
5.00%, 07/01/35
(AMBAC)	$600,000	$600,654
Los Angeles County Sanitation Districts
Financing Authority RB Sewer
Revenue
5.00%, 10/01/34
(NPFGC-FGIC)	500,000	457,905
Los Angeles Department of Airports RB
Port Airport & Marina Revenue
5.00%, 05/15/27	735,000	746,885
5.00%, 05/15/40	3,000,000	2,803,530
Los Angeles Department of Water &
Power RB Electric Power &
Light Revenues
Series A
5.00%, 07/01/12
(NPFGC)	695,000	734,830
Series A-1
5.00%, 07/01/17
(AMBAC)	200,000	229,286
5.00%, 07/01/37
(AMBAC)	2,150,000	2,058,840
5.00%, 07/01/39
(AMBAC)	650,000	618,774
5.25%, 07/01/38	1,200,000	1,187,880
Los Angeles Department of Water &
Power RB Water Revenue
Series A
5.13%, 07/01/41	1,000,000	966,350
Series A-2
5.00%, 07/01/35
(AMBAC)	850,000	822,060
Los Angeles Municipal Improvement
Corp. RB Lease Abatement
Series A
5.00%, 09/01/23	90,000	90,728
5.00%, 09/01/25	500,000	488,900
Los Angeles Unified School District GO
Series A
5.25%, 07/01/20
(PR 07/01/13)
(AGM)	1,900,000	2,098,075
5.50%, 07/01/15
(PR 07/01/13)
(NPFGC)	750,000	832,530
Series A-1
4.50%, 07/01/22 (AGM)	500,000	501,615
4.50%, 07/01/25 (NPFGC)	1,360,000	1,288,899

Security	Principal	Value
4.50%, 01/01/28
(NPFGC)	$3,775,000	$3,456,843
5.00%, 07/01/20 (FGIC)	1,225,000	1,307,332
5.00%, 07/01/21 (FGIC)	900,000	964,926
Series B
4.75%, 07/01/19 (AGM)	1,750,000	1,849,190
5.00%, 07/01/23 (FGIC)	500,000	518,645
Metropolitan Water District of Southern
California RB Water Revenue
5.75%, 08/10/18	500,000	579,560
Series A
5.00%, 07/01/35 (AGM)	700,000	702,660
Series B
5.00%, 07/01/21	720,000	799,942
Mount Diablo Unified School District GO
Series A
0.00%, 08/01/35 (AGM)	500,000	219,315
Orange County Water District COP
Lease Non-Terminable
5.00%, 08/15/39	885,000	851,211
Peralta Community College District GO
Series C
5.00%, 08/01/39	1,275,000	1,165,069
Pomona Public Financing Authority RB
Water Revenue
Series AY
5.00%, 05/01/17
(AMBAC)	125,000	105,695
Riverside County Palm Desert Financing
Authority RB Lease Abatement
Series A
6.00%, 05/01/22	625,000	664,950
Sacramento Area Flood Control Agency
Special Assessment
5.63%, 10/01/37
(BHAC)	750,000	780,712
Sacramento City Financing Authority RB
Lease Abatement
5.25%, 12/01/30 (AMBAC)	550,000	517,110
Sacramento County Sanitation Districts
Financing Authority RB
Sewer Revenue
5.00%, 12/01/35
(PR 12/01/14)
(AMBAC)	600,000	683,604

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P CALIFORNIA AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Sacramento Municipal Utility District RB
Electric Power & Light Revenues
Series R
5.00%, 08/15/33
(NPFGC)	$1,000,000	$939,620
Series U
5.00%, 08/15/16 (AGM)	200,000	225,768
5.00%, 08/15/22 (AGM)	750,000	789,217
San Bernardino Community College
District GO
Series A
6.25%, 08/01/33	1,000,000	1,065,850
Series C
5.00%, 08/01/31 (AGM)	415,000	405,638
San Diego Community College
District GO
5.00%, 08/01/30 (AGM)	550,000	545,925
San Diego County Water Authority COP
Water Revenue
Series 2008
5.00%, 05/01/33 (AGM)	1,100,000	1,069,750
5.00%, 05/01/38 (AGM)	650,000	617,559
San Diego Public Facilities Financing
Authority RB Lease Abatement
Series A
5.25%, 03/01/40	1,000,000	883,800
San Diego Public Facilities Financing
Authority RB Sewer Revenue
Series A
5.25%, 05/15/39	500,000	493,435
Series B
5.00%, 05/15/14	1,200,000	1,319,868
5.00%, 05/15/22	450,000	483,102
San Diego Public Facilities Financing
Authority RB Water Revenue
Series B
5.50%, 08/01/39	1,000,000	1,015,440
San Diego Regional Building Authority
RB Lease Abatement
5.38%, 02/01/36	400,000	396,996
San Diego Unified School District GO
0.00%, 07/01/45	500,000	49,315

Security	Principal	Value
Series F-1
4.50%, 07/01/29 (AGM)	$1,900,000	$1,735,460
5.25%, 07/01/28 (AGM)	450,000	460,287
San Francisco Bay Area Rapid Transit
District RB Sales Tax Revenue
5.13%, 07/01/36
(PR 07/01/11)
(AMBAC)	1,000,000	1,015,480
San Francisco City & County Airports
Commission RB Port Airport &
Marina Revenue
Issue 32F, Second Series
5.25%, 05/01/19
(NPFGC-FGIC)	400,000	439,348
Series A
4.90%, 05/01/29	1,000,000	975,260
Series F
5.00%, 05/01/35	1,000,000	913,560
San Francisco City & County Public
Utilities Commission RB
Water Revenue
Series A
4.50%, 11/01/31 (AGM)	1,000,000	929,860
Series B
5.00%, 11/01/39	1,000,000	965,960
San Jose Financing Authority RB
Lease Abatement
Series B
5.00%, 06/01/32
(AMBAC)	500,000	472,440
San Jose Redevelopment Agency TA Tax
Increment/Allocation Revenue
Series C
5.00%, 08/01/25
(NPFGC)	985,000	836,482
Series D
5.00%, 08/01/20
(AMBAC)	330,000	310,794
5.00%, 08/01/21
(AMBAC)	750,000	689,183
San Mateo County Community College
District GO
Series B
5.00%, 09/01/31	400,000	400,572
5.00%, 09/01/38	550,000	537,933
San Mateo County Transportation
Authority RB Sales Tax Revenue
Series A
4.75%, 06/01/34
(NPFGC)	495,000	456,944

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® S&P CALIFORNIA AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
San Mateo Joint Powers Financing
Authority RB Lease Abatement
Series A
5.00%, 07/15/36	$750,000	$694,155
Santa Clara Valley Transportation
Authority RB Sales Tax Revenue
Series A
5.00%, 04/01/32
(AMBAC)	1,150,000	1,161,971
Southern California Public Power
Authority RB Electric Power &
Light Revenues
0.00%, 07/01/15
(NPFGC)	500,000	434,785
5.00%, 07/01/30	500,000	501,820
6.00%, 07/01/27	195,000	211,832
Series A
5.50%, 01/01/14
(AGM)	300,000	333,255
State of California GO
3.50%, 03/01/17	100,000	102,780
4.00%, 11/01/13	750,000	793,695
4.50%, 08/01/26	1,750,000	1,624,595
4.50%, 08/01/30	320,000	282,435
5.00%, 09/01/12	900,000	950,400
5.00%, 02/01/13	225,000	239,805
5.00%, 03/01/13	500,000	533,960
5.00%, 04/01/15	1,500,000	1,652,640
5.00%, 03/01/16	1,090,000	1,212,047
5.00%, 11/01/16	365,000	408,293
5.00%, 03/01/17	1,900,000	2,079,416
5.00%, 04/01/17	550,000	611,072
5.00%, 06/01/17
(XLCA)	500,000	555,625
5.00%, 03/01/18	750,000	799,042
5.00%, 05/01/18	600,000	639,786
5.00%, 06/01/18
(NPFGC)	560,000	613,239
5.00%, 08/01/18	550,000	598,576
5.00%, 06/01/19
(NPFGC)	350,000	378,462
5.00%, 08/01/19	1,000,000	1,075,680
5.00%, 10/01/20	400,000	422,828
5.00%, 12/01/20	500,000	528,675
5.00%, 11/01/21	900,000	948,231
5.00%, 03/01/22
(AMBAC)	550,000	565,098
5.00%, 06/01/22
(AMBAC)	1,500,000	1,560,240
5.00%, 08/01/22	500,000	518,940
5.00%, 03/01/23	625,000	638,925

Security	Principal	Value
5.00%, 08/01/24	$750,000	$762,967
5.00%, 12/01/26	1,250,000	1,260,475
5.00%, 09/01/27	400,000	401,336
5.00%, 06/01/29
(AMBAC)	500,000	492,900
5.00%, 10/01/29	750,000	739,252
5.00%, 06/01/32	2,550,000	2,424,846
5.00%, 02/01/33
(PR 02/01/14)	2,395,000	2,671,575
5.00%, 09/01/35	1,350,000	1,254,595
5.00%, 06/01/37	800,000	738,448
5.00%, 11/01/37	1,000,000	922,530
5.00%, 12/01/37	885,000	816,333
5.00%, 04/01/38	500,000	460,360
5.13%, 11/01/11	1,000,000	1,027,820
5.25%, 10/01/29	2,175,000	2,194,357
5.25%, 04/01/32
(PR 04/01/12)	835,000	879,255
5.25%, 04/01/34
(PR 04/01/14)	1,200,000	1,355,064
5.25%, 03/01/38	4,415,000	4,218,842
5.50%, 11/01/39	6,100,000	6,038,695
5.50%, 03/01/40	1,500,000	1,484,970
5.75%, 04/01/29	1,000,000	1,041,260
6.00%, 03/01/33	515,000	540,554
6.00%, 04/01/38	1,250,000	1,290,300
Series 2
5.00%, 09/01/29
(AMBAC)	590,000	581,593
Series A
4.00%, 07/01/16	50,000	53,624
4.40%, 07/01/18	970,000	1,054,584
5.00%, 07/01/11	725,000	735,484
5.00%, 07/01/12
(NPFGC)	945,000	994,351
5.00%, 07/01/16	500,000	561,595
5.00%, 07/01/17	550,000	556,749
5.00%, 07/01/18	1,250,000	1,409,200
5.00%, 07/01/19	715,000	805,755
5.00%, 07/01/20	1,000,000	1,111,480
5.00%, 07/01/22	2,840,000	2,978,706
5.25%, 07/01/14
(NPFGC-FGIC)	2,015,000	2,233,889
5.25%, 07/01/14	550,000	609,747
5.25%, 07/01/21	120,000	133,466
Series B
5.00%, 07/01/23	1,215,000	1,318,676

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P CALIFORNIA AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Turlock Irrigation District RB Electric Power & Light Revenues Series A
5.00%, 01/01/40	$500,000	$444,255
University of California RB College & University Revenue Series B
5.25%, 05/15/23
(AMBAC)	400,000	422,144
Series J
4.50%, 05/15/35
(AGM)	3,700,000	3,137,711
University of California RB Health, Hospital, Nursing Home Revenue Series A
4.50%, 05/15/37
(NPFGC)	1,000,000	808,060
Vacaville Unified School District GO
5.00%, 08/01/25
(AMBAC)	380,000	384,146
West Contra Costa Unified School District GO Series B
5.63%, 08/01/35
(BHAC)	195,000	201,375
Yosemite Community College District GO Series C
5.00%, 08/01/28
(AGM)	635,000	640,461
5.00%, 08/01/32
(AGM)	500,000	478,435
Yuba Community College District GO Series A
5.00%, 08/01/22
(AMBAC)	430,000	444,169

		204,732,978

TOTAL MUNICIPAL BONDS & NOTES
(Cost: $206,379,761)		204,732,978

Security	Shares	Value
SHORT-TERM INVESTMENTS – 2.50%

MONEY MARKET FUNDS – 2.50%
BlackRock Liquidity Funds – California Money Fund, Institutional Shares
0.14%[a,b]	5,291,234	$5,291,234

		5,291,234

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,291,234)		5,291,234

TOTAL INVESTMENTS IN SECURITIES – 99.34% (Cost: $211,670,995)		210,024,212
Other Assets, Less Liabilities – 0.66%		1,387,699

NET ASSETS – 100.00%		$211,411,911

COP - Certificates of Participation
GO - General Obligation
PR - Prerefunded
RB - Revenue Bond
TA - Tax Allocation

Insured by:
AGM - Assured Guaranty Municipal Corp.
AMBAC - Ambac Financial Group Inc.
BHAC - Berkshire Hathaway Assurance Corp.
FGIC - Financial Guaranty Insurance Co.
NPFGC - National Public Finance Guarantee Corp.
XLCA - XL Capital Assurance Inc.

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Shares or Principal	Value
EXCHANGE-TRADED FUNDS – 0.11%
iShares S&P Short Term National AMT-Free Municipal Bond Fund[a]
	20,000	$2,088,600

		2,088,600

Total EXCHANGE-TRADED FUNDS
(Cost: $2,071,585)		2,088,600

MUNICIPAL BONDS & NOTES – 97.50%

ALABAMA – 0.35%
Alabama Public School & College Authority RB Sales Tax Revenue
5.00%, 12/01/11	$2,545,000	2,633,337
Series A
5.00%, 05/01/14	1,000,000	1,106,170
Baldwin County Board of Education RB Sales Tax Revenue
4.50%, 07/01/37
(AMBAC)	500,000	439,660
Birmingham Water Works Board RB Water Revenue Series B
5.00%, 01/01/43 (PR 01/01/13)
(NPFGC)	2,525,000	2,724,753

		6,903,920

ALASKA – 0.02%
City of Anchorage GO Series B
5.25%, 12/01/16
(AMBAC)	300,000	347,028

		347,028

ARIZONA – 1.59%
Arizona School Facilities Board COP Lease Appropriation Series A
5.25%, 09/01/17 (PR 03/01/13)
(NPFGC)	3,500,000	3,810,415
Series A-1
5.00%, 09/01/17
(NPFGC-FGIC)	245,000	259,364
Arizona School Facilities Board COP Lease Non-Terminable
5.13%, 09/01/21	1,000,000	1,035,580

Security	Principal	Value
5.25%, 09/01/23	$1,465,000	$1,488,601
5.75%, 09/01/19	1,200,000	1,329,300
Arizona Transportation Board RB Sales Tax Revenue
5.00%, 07/01/17	850,000	969,655
5.00%, 07/01/24	685,000	737,930
5.25%, 07/01/20	480,000	555,134
Arizona Water Infrastructure Finance Authority RB Water Revenue Series A
5.00%, 10/01/30	600,000	621,246
Phoenix Civic Improvement Corp. RB Port Airport & Marina Revenue Series A
5.00%, 07/01/40	1,700,000	1,526,787
Phoenix Civic Improvement Corp. RB Sales Tax Revenue
5.00%, 07/01/13
(AMBAC)	370,000	399,959
5.00%, 07/01/15
(NPFGC-FGIC)	3,250,000	3,033,907
Phoenix Civic Improvement Corp. RB Special Assessment Series A
5.00%, 07/01/39	800,000	800,488
Phoenix Civic Improvement Corp. RB Water Revenue
4.75%, 07/01/25
(NPFGC)	1,800,000	1,827,396
5.00%, 07/01/19
(NPFGC)	500,000	547,425
Pima County Industrial Development Authority RB Lease Appropriation
4.75%, 09/01/30	295,000	273,725
Salt River Project Agricultural Improvement & Power District RB Electric Power & Light Revenues Series A
5.00%, 01/01/12	500,000	519,305
5.00%, 01/01/27	1,800,000	1,879,326
5.00%, 01/01/38	8,265,000	8,228,138
State of Arizona COP Lease Appropriation Series A
5.00%, 10/01/18
(AGM)	200,000	216,556

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
5.00%, 10/01/29
(AGM)	$1,000,000	$997,550
5.25%, 10/01/20
(AGM)	355,000	382,619

		31,440,406

CALIFORNIA – 23.45%
Alameda Corridor Transportation Authority RB Transit Revenue Series A
0.00%, 10/01/14
(AMBAC)	250,000	210,398
Anaheim Public Financing Authority RB Lease Abatement
0.00%, 09/01/32
(AGM)	3,040,000	673,694
Bay Area Governments Association RB Transit Revenue
5.00%, 08/01/17
(NPFGC-FGIC)	3,500,000	3,561,050
Bay Area Toll Authority RB Highway Revenue Tolls
5.00%, 04/01/28	1,425,000	1,450,550
5.13%, 04/01/39	825,000	794,657
5.63%, 04/01/19	295,000	298,711
Series F
5.00%, 04/01/17	150,000	168,401
5.00%, 04/01/21	250,000	272,970
5.00%, 04/01/23	275,000	294,333
5.00%, 04/01/25	2,000,000	2,099,180
5.00%, 04/01/26	1,200,000	1,245,132
5.00%, 04/01/31	3,100,000	3,105,363
Series S-2
5.00%, 10/01/20	1,010,000	893,517
California Educational Facilities Authority RB College & University Revenue Series T-1
5.00%, 03/15/39	120,000	126,930
California Infrastructure & Economic Development Bank RB Highway Revenue Tolls
5.00%, 07/01/24
(FGIC)	2,500,000	2,831,200
5.00%, 07/01/29 (PR 01/01/28)
(FGIC)	3,600,000	4,037,904
5.13%, 07/01/37 (PR 07/01/26)
(AMBAC)	470,000	538,916

Security	Principal	Value
5.25%, 07/01/21 (PR 07/01/13)
(AGM)	$850,000	$938,613
California State Department of Transportation RB Federal Grant Revenue Series A
5.00%, 02/01/12
(NPFGC-FGIC)	200,000	207,958
5.00%, 02/01/13
(NPFGC-FGIC)	185,000	198,609
California State Department of Water Resources RB Electric Power & Light Revenues Series A
5.38%, 05/01/17 (PR 05/01/12)
(XLCA)	1,500,000	1,601,940
5.38%, 05/01/18 (PR 05/01/12)
(AMBAC)	1,000,000	1,067,960
5.38%, 05/01/22
(PR 05/01/12)	500,000	533,980
5.50%, 05/01/14 (PR 05/01/12)
(AMBAC)	2,400,000	2,566,608
5.50%, 05/01/15 (PR 05/01/12)
(AMBAC)	7,385,000	7,897,667
5.75%, 05/01/17
(PR 05/01/12)	12,675,000	13,592,036
Series H
5.00%, 05/01/22	5,000,000	5,395,300
Series K
5.00%, 05/01/18	2,040,000	2,319,031
Series L
4.00%, 05/01/15	100,000	107,791
5.00%, 05/01/12	1,030,000	1,082,973
5.00%, 05/01/17	520,000	590,564
5.00%, 05/01/18	1,000,000	1,136,780
5.00%, 05/01/19	450,000	510,161
5.00%, 05/01/20	2,500,000	2,827,000
5.00%, 05/01/22	2,680,000	2,941,622
Series M
4.00%, 05/01/16	1,500,000	1,624,005
4.00%, 05/01/19	500,000	529,550
California State Department of Water Resources RB Water Revenue
5.00%, 05/01/21	1,000,000	1,092,210
5.00%, 05/01/22	2,525,000	2,724,626

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Series AE
5.00%, 12/01/27	$500,000	$524,450
5.00%, 12/01/28	695,000	725,893
Series G-4
5.00%, 05/01/16	1,250,000	1,415,300
California State Public Works Board RB Lease Abatement
5.00%, 12/01/19
(AMBAC)	20,000	20,310
5.25%, 01/01/16
(AMBAC)	1,350,000	1,454,314
5.25%, 06/01/30	2,400,000	2,226,864
6.25%, 04/01/34	3,000,000	3,041,550
Series A-1
6.00%, 03/01/35	1,000,000	996,210
Series G-1
5.75%, 10/01/30	2,775,000	2,733,181
California State Public Works Board RB Lease Revenue
5.13%, 06/01/29	1,000,000	926,630
Series C
5.25%, 06/01/28	2,725,000	2,588,314
California State University RB College & University Revenue Series A
5.00%, 11/01/30
(AMBAC)	1,365,000	1,302,401
5.25%, 11/01/34	500,000	479,055
5.25%, 11/01/38	2,500,000	2,344,075
California Statewide Communities Development Authority RB Miscellaneous Revenue
5.00%, 06/15/13	6,450,000	6,816,940
Chabot-Las Positas Community College District GO
5.00%, 08/01/31
(AMBAC)	5,145,000	4,922,685
City & County of San Francisco COP Lease Abatement Series A
5.00%, 04/01/29	500,000	481,535
City & County of San Francisco GO Series 2008
2.85%, 06/15/12	1,000,000	1,024,840

Security	Principal	Value
City of Bakersfield RB Sewer Revenue Series A
5.00%, 09/15/32
(AGM)	$3,550,000	$3,490,147
City of Los Angeles RB Sewer Revenue Series A
5.00%, 06/01/34
(NPFGC)	4,000,000	3,972,520
5.00%, 06/01/39	500,000	480,235
City of San Jose RB Port Airport & Marina Revenue Series B
5.00%, 03/01/37
(AMBAC)	1,390,000	1,243,313
Series D
5.00%, 03/01/28
(NPFGC)	1,000,000	1,001,380
City of Vernon RB Electric Power & Light Revenues Series A
5.13%, 08/01/21	2,450,000	2,514,974
County of Sacramento RB Port Airport & Marina Revenue
5.00%, 07/01/40	2,000,000	1,788,420
Series B
5.75%, 07/01/39	1,250,000	1,253,600
Series C
6.00%, 07/01/18	1,705,000	1,713,866
County of Solano COP Lease Abatement
5.00%, 11/01/32 (PR 11/01/12)
(NPFGC)	1,500,000	1,608,780
Desert Community College District GO Series C
5.00%, 08/01/37
(AGM)	1,620,000	1,522,784
East Bay Municipal Utility District RB Water Revenue Series A
5.00%, 06/01/35
(NPFGC)	1,100,000	1,080,200
Eastern Municipal Water District COP Water Revenue Series H
5.00%, 07/01/35	500,000	471,760

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Foothill-Eastern Transportation Corridor Agency RB Highway Revenue Tolls
5.75%, 01/15/40	$3,000,000	$2,494,260
Series A
0.00%, 01/01/20	235,000	175,185
Los Angeles Community College District GO Series A
5.00%, 08/01/27
(NPFGC-FGIC)	2,000,000	2,013,020
5.00%, 08/01/32
(NPFGC-FGIC)	700,000	682,892
6.00%, 08/01/33	1,000,000	1,070,150
Series F-1
5.00%, 08/01/33	1,000,000	971,080
Los Angeles Convention & Exhibit Center Authority RB Lease Abatement Series A
5.00%, 08/15/20	2,000,000	2,059,440
5.13%, 08/15/22	1,050,000	1,065,319
Los Angeles County Metropolitan Transportation Authority RB Sales Tax Revenue Series B
5.00%, 07/01/14	665,000	741,029
5.00%, 07/01/15	900,000	1,016,118
5.00%, 07/01/17	300,000	344,688
Los Angeles County Sanitation Districts Financing Authority RB Sewer Revenue
5.00%, 10/01/34
(NPFGC-FGIC)	1,500,000	1,373,715
Los Angeles Department of Airports RB Port Airport & Marina Revenue
5.00%, 05/15/40	3,700,000	3,457,687
5.25%, 05/15/33	1,000,000	1,000,640
Series A
5.25%, 05/15/39	1,000,000	974,080
Series B
5.00%, 05/15/40	3,000,000	2,750,400

Security	Principal	Value
Los Angeles Department of Water & Power RB Electric Power & Light Revenues Series A
5.00%, 07/01/30	$1,400,000	$1,405,740
Series A-1
5.25%, 07/01/38	7,025,000	6,954,047
Series B
5.25%, 07/01/24	1,645,000	1,764,805
Los Angeles Department of Water & Power RB Water Revenue Series A
5.13%, 07/01/11	1,000,000	966,350
Series A-1
5.00%, 07/01/38
(AMBAC)	1,800,000	1,717,362
Series A-2
5.00%, 07/01/17
(AMBAC)	1,200,000	1,126,068
Los Angeles Municipal Improvement Corp. RB Lease Abatement Series B1
4.75%, 08/01/37
(NPFGC-FGIC)	295,000	251,254
Los Angeles Unified School District GO Series A
5.00%, 07/01/13
(NPFGC)	875,000	943,303
5.25%, 07/01/14
(NPFGC)	900,000	979,443
Series A-1
4.50%, 07/01/22 (AGM)	2,700,000	2,708,721
4.50%, 07/01/25
(NPFGC)	2,900,000	2,748,388
Series B
5.00%, 07/01/16 (AGM)	600,000	673,272
5.00%, 07/01/22 (FGIC)	200,000	209,158
5.00%, 07/01/23 (FGIC)	500,000	518,645
Series D
5.00%, 01/01/34	250,000	238,525
5.20%, 07/01/29	1,000,000	1,004,630
Series E
4.75%, 07/01/32 (AGM)	6,300,000	5,784,471
5.13%, 07/01/22 (PR 07/01/12)
(NPFGC)	500,000	531,020
Series I
5.00%, 07/01/27	3,000,000	2,999,790

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
M-S-R Public Power Agency RB Electric Power & Light Revenues Series L
5.00%, 07/01/19
(AGM)	$300,000	$330,450
Metropolitan Water District of Southern California RB Water Revenue
5.75%, 08/10/18	2,500,000	2,897,800
Series C
5.00%, 07/01/35	2,400,000	2,410,992
Modesto Irrigation District COP Lease Revenue Series A
6.00%, 10/01/39	500,000	507,645
Mount Diablo Unified School District GO Series A
0.00%, 08/01/35
(AGM)	1,500,000	657,945
Orange County Public Financing Authority RB Lease Abatement
5.00%, 07/01/16
(NPFGC)	1,000,000	1,120,000
Pomona Public Financing Authority RB Water Revenue Series AY
5.00%, 05/01/17
(AMBAC)	625,000	528,475
Sacramento City Financing Authority RB Lease Abatement
5.25%, 12/01/30
(AMBAC)	440,000	413,688
Series A
4.75%, 05/01/23
(AMBAC)	180,000	172,435
Sacramento Municipal Utility District RB Electric Power & Light Revenues Series U
5.00%, 08/15/27
(AGM)	3,875,000	3,906,116
San Diego Community College District GO
5.00%, 08/01/30
(AGM)	900,000	893,331
San Diego County Water Authority COP Water Revenue Series 2008
5.00%, 05/01/33
(AGM)	3,800,000	3,695,500

Security	Principal	Value
San Diego Public Facilities Financing Authority RB Sewer Revenue Series A
5.25%, 05/15/39	$1,000,000	$986,870
Series B
5.00%, 05/15/22	2,000,000	2,147,120
San Diego Public Facilities Financing Authority RB Water Revenue Series B
5.50%, 08/01/39	700,000	710,808
San Diego Regional Building Authority RB Lease Abatement
5.38%, 02/01/36	1,500,000	1,488,735
San Diego Unified School District GO Series D-2
4.75%, 07/01/27
(AGM)	6,000,000	5,853,120
Series F-1
4.50%, 07/01/29
(AGM)	1,200,000	1,096,080
San Francisco Bay Area Rapid Transit District GO Series B
5.00%, 08/01/32	1,400,000	1,419,908
San Francisco Bay Area Rapid Transit District RB Sales Tax Revenue
5.13%, 07/01/36 (PR 07/01/11)
(AMBAC)	1,000,000	1,015,480
San Francisco City & County Airports Commission RB Port Airport & Marina Revenue Series A
4.90%, 05/01/29	1,000,000	975,260
Series E
6.00%, 05/01/39	4,000,000	4,156,560
Series F
5.00%, 05/01/35	500,000	456,780
San Francisco City & County Public Utilities Commission RB Water Revenue Series A
4.75%, 11/01/36
(AGM)	2,000,000	1,867,740
Series B
5.00%, 11/01/39	1,000,000	965,960

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
San Jose Financing Authority RB Lease Abatement Series B
5.00%, 06/01/27 (AMBAC)	$1,000,000	$1,000,040
San Jose Redevelopment Agency TA Tax Increment/Allocation Revenue Series C
5.00%, 08/01/25 (NPFGC)	1,000,000	849,220
Series D
5.00%, 08/01/21 (AMBAC)	1,000,000	918,910
5.00%, 08/01/23 (AMBAC)	1,500,000	1,324,155
San Mateo County Community College District GO Series B
5.00%, 09/01/31	4,250,000	4,256,077
5.00%, 09/01/38	1,700,000	1,662,702
San Mateo Joint Powers Financing Authority RB Lease Abatement Series A
5.00%, 07/15/33	750,000	711,255
Santa Clara Valley Transportation Authority RB Sales Tax Revenue Series A
5.00%, 04/01/32 (AMBAC)	1,400,000	1,414,574
Southern California Public Power Authority RB Electric Power & Light Revenues
0.00%, 07/01/15 (NPFGC)	500,000	434,785
5.00%, 07/01/18	1,500,000	1,683,810
5.00%, 07/01/22	2,000,000	2,149,680
5.00%, 07/01/30	1,500,000	1,505,460
6.75%, 07/01/13	1,300,000	1,452,282
Series A-2003-1
5.00%, 07/01/33 (PR 07/01/13)
(AMBAC)	160,000	175,754
State of California GO
3.50%, 10/01/17	1,000,000	1,021,380
4.00%, 11/01/13	1,000,000	1,058,260
4.00%, 09/01/14 (NPFGC)	500,000	531,430
4.00%, 08/01/15	200,000	212,844
4.50%, 08/01/26	1,650,000	1,531,761
4.50%, 08/01/27	2,000,000	1,834,120
4.50%, 08/01/30	3,000,000	2,647,830

Security	Principal	Value
5.00%, 04/01/11	$600,000	$602,280
5.00%, 02/01/12	710,000	735,475
5.00%, 03/01/12	3,085,000	3,205,006
5.00%, 05/01/12	865,000	903,743
5.00%, 09/01/12	230,000	242,880
5.00%, 11/01/12	500,000	530,625
5.00%, 03/01/13	1,610,000	1,719,351
5.00%, 05/01/13	300,000	321,537
5.00%, 03/01/14 (NPFGC-FGIC)	165,000	179,624
5.00%, 03/01/14	1,600,000	1,741,808
5.00%, 05/01/14	1,125,000	1,227,712
5.00%, 08/01/14	660,000	722,806
5.00%, 04/01/15	1,500,000	1,652,640
5.00%, 11/01/15	1,500,000	1,664,850
5.00%, 12/01/15	380,000	415,259
5.00%, 03/01/16	2,845,000	3,163,555
5.00%, 04/01/16	600,000	667,728
5.00%, 05/01/16	300,000	327,891
5.00%, 08/01/16	200,000	223,268
5.00%, 11/01/16 (AMBAC)	345,000	385,920
5.00%, 12/01/16	200,000	223,874
5.00%, 03/01/17	6,180,000	6,705,450
5.00%, 04/01/17	725,000	805,504
5.00%, 05/01/17	550,000	592,570
5.00%, 06/01/17 (XLCA)	500,000	555,625
5.00%, 06/01/17	7,250,000	7,815,065
5.00%, 04/01/18	3,650,000	4,047,412
5.00%, 05/01/18	4,120,000	4,393,197
5.00%, 06/01/18 (NPFGC)	1,000,000	1,095,070
5.00%, 08/01/18	295,000	321,054
5.00%, 03/01/19	6,125,000	6,467,939
5.00%, 04/01/19	700,000	765,093
5.00%, 12/01/20	500,000	528,675
5.00%, 03/01/21	1,300,000	1,358,110
5.00%, 08/01/21	400,000	419,872
5.00%, 10/01/21	1,790,000	1,910,288
5.00%, 11/01/21	250,000	263,398
5.00%, 08/01/22	320,000	332,122
5.00%, 12/01/22	250,000	259,008
5.00%, 06/01/23 (AMBAC)	1,000,000	1,016,660
5.00%, 08/01/23	340,000	348,405
5.00%, 10/01/23	500,000	500,170
5.00%, 08/01/24	750,000	762,968

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
5.00%, 04/01/25	$1,050,000	$1,066,863
5.00%, 08/01/25	2,850,000	2,889,244
5.00%, 12/01/26	1,250,000	1,260,475
5.00%, 06/01/27 (NPFGC-FGIC)	2,000,000	2,007,300
5.00%, 08/01/28	250,000	249,703
5.00%, 10/01/29	13,185,000	12,996,059
5.00%, 04/01/31 (PR 04/01/14)
(AMBAC)	1,450,000	1,626,363
5.00%, 02/01/32	1,000,000	951,380
5.00%, 06/01/32	3,020,000	2,871,778
5.00%, 11/01/32	2,995,000	2,846,478
5.00%, 06/01/37	5,250,000	4,846,065
5.00%, 11/01/37	6,100,000	5,627,433
5.00%, 12/01/37	4,815,000	4,441,404
5.00%, 04/01/38	1,835,000	1,689,521
5.13%, 03/01/25	560,000	573,065
5.13%, 02/01/28 (PR 02/01/14)	200,000	223,938
5.13%, 06/01/31 (PR 06/01/11)	675,000	683,350
5.13%, 04/01/33	1,000,000	958,500
5.25%, 02/01/14	175,000	188,727
5.25%, 10/01/20	1,150,000	1,266,345
5.25%, 10/01/29	3,400,000	3,430,260
5.25%, 03/01/38	5,750,000	5,494,527
5.50%, 04/01/19	155,000	176,477
5.50%, 08/01/30	485,000	492,653
5.50%, 11/01/39	1,490,000	1,475,025
5.50%, 03/01/40	500,000	494,990
5.75%, 04/01/27	1,000,000	1,054,120
5.75%, 04/01/28	1,700,000	1,782,756
5.75%, 04/01/31	2,175,000	2,244,382
6.00%, 04/01/38	19,950,000	20,593,188
6.00%, 11/01/39	7,400,000	7,641,536
6.50%, 04/01/33	750,000	813,690
Series A
4.25%, 07/01/17	1,890,000	2,046,001
5.00%, 07/01/11 (NPFGC)	1,000,000	1,015,886
5.00%, 07/01/15 (NPFGC)	100,000	108,937
5.00%, 07/01/17	625,000	704,406
5.00%, 07/01/18	3,950,000	4,453,072
5.00%, 07/01/20	4,930,000	5,479,596
5.00%, 07/01/22	6,515,000	6,833,193
5.25%, 07/01/12	1,635,000	1,722,849
5.25%, 07/01/13 (NPFGC)	3,890,000	4,258,443

Security	Principal	Value
5.25%, 07/01/14 (NPFGC-FGIC)	$2,500,000	$2,771,575
5.25%, 07/01/14	670,000	746,683
Series B
5.00%, 07/01/23	1,800,000	1,953,594
5.00%, 07/01/23 (PR 03/01/11)	7,690,000	7,692,999
Turlock Irrigation District RB Electric Power & Light Revenues Series A
5.00%, 01/01/40	2,000,000	1,777,020
University of California RB College & University Revenue Series D
5.00%, 05/15/17 (NPFGC-FGIC)	250,000	233,403
5.00%, 05/15/37 (NPFGC-FGIC)	1,885,000	1,779,760
Series G
4.75%, 05/15/35 (NPFGC-FGIC)	460,000	416,378
Series J
4.50%, 05/15/26 (AGM)	1,500,000	1,491,735
4.50%, 05/15/31 (AGM)	2,000,000	1,777,800
4.50%, 05/15/35 (AGM)	1,220,000	1,034,597
5.00%, 05/15/14 (NPFGC)	150,000	166,745
Series Q
5.00%, 05/15/21	300,000	329,757
University of California RB Health, Hospital, Nursing Home Revenue Series A
4.75%, 05/15/31 (NPFGC)	1,250,000	1,136,375
Yosemite Community College District GO Series C
5.00%, 08/01/28 (AGM)	1,000,000	1,008,600

		463,040,724

COLORADO – 1.03%
City & County of Denver RB Port Airport & Marina Revenue Series A
5.25%, 11/15/36	200,000	196,384
City of Aurora RB Water Revenue Series A
5.00%, 08/01/39 (AMBAC)	1,000,000	988,000

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Colorado Department of Transportation RB Highway Revenue Tolls Series B
5.00%, 12/15/15 (NPFGC-FGIC)	$7,670,000	$8,762,668
Denver City & County School District No. 1 GO Series A
5.50%, 12/01/23 (NPFGC-FGIC)	25,000	29,525
E-470 Public Highway Authority RB Highway Revenue Tolls 0.00%, 09/01/40
Series B	850,000	91,707
0.00%, 09/01/16 (NPFGC)	765,000	575,739
0.00%, 09/01/19 (NPFGC)	435,000	259,299
0.00%, 09/01/20 (NPFGC)	715,000	392,070
0.00%, 09/01/23 (NPFGC)	165,000	70,628
0.00%, 09/01/24 (NPFGC)	1,000,000	393,760
0.00%, 09/01/29 (NPFGC)	2,500,000	643,325
Lower Colorado River Authority RB Miscellaneous Revenue
5.75%, 05/15/28	940,000	975,805
Series A
6.25%, 05/15/28	1,500,000	1,633,080
Regional Transportation District COP Lease Renewal Series A
5.38%, 06/01/31	500,000	502,670
Regional Transportation District RB Sales Tax Revenue Series A
4.50%, 11/01/34 (AGM)	5,275,000	4,795,239

		20,309,899

CONNECTICUT – 0.87%
State of Connecticut GO
5.00%, 03/15/11	2,500,000	2,505,500
Series A
5.00%, 01/01/14	4,800,000	5,299,488
5.00%, 01/01/16	500,000	568,880
5.00%, 02/15/25	2,660,000	2,860,325
Series C
5.00%, 12/01/15	500,000	569,355

Security	Principal	Value
5.50%, 12/15/13	$1,000,000	$1,120,530
5.50%, 12/15/15	275,000	319,616
Series D
5.00%, 01/01/14	1,000,000	1,104,060
Series E
5.00%, 12/15/18	230,000	259,969
5.50%, 11/15/12	950,000	1,028,185
State of Connecticut ST Sales Tax Revenue Series 1
5.00%, 02/01/19	1,000,000	1,147,030
State of Connecticut ST Series A
5.00%, 10/01/21 (PR 10/01/11)
(AGM)	300,000	308,163

		17,091,101

DISTRICT OF COLUMBIA – 0.73%
District of Columbia GO Series A
4.50%, 06/01/37 (NPFGC-FGIC)	3,600,000	3,193,920
District of Columbia RB College & University Revenue
5.25%, 04/01/34	1,000,000	1,022,560
Series A
4.50%, 04/01/17 (AMBAC)	1,100,000	912,868
District of Columbia RB Income Tax Revenue Series A
5.00%, 12/01/25	1,000,000	1,074,440
Series C
5.00%, 12/01/12	400,000	429,476
District of Columbia RB Miscellaneous Revenue Series A
5.25%, 12/01/34	1,370,000	1,417,512
District of Columbia RB Recreational Revenue Series B-1
5.00%, 02/01/31 (NPFGC-FGIC)	2,000,000	1,816,740

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
District of Columbia Water & Sewer Authority RB Sewer Revenue Series A
5.50%, 10/01/39	$1,000,000	$1,035,690
District of Columbia Water & Sewer Authority RB Water Revenue
5.00%, 10/01/33 (NPFGC-FGIC)	920,000	911,352
Metropolitan Washington Airports Authority RB Highway Revenue Tolls Series A
0.00%, 10/01/37	3,000,000	463,260
5.25%, 10/01/19	2,180,000	2,058,661
Washington Convention Center Authority RB Miscellaneous Taxes Series A
4.50%, 10/01/30 (AMBAC)	200,000	173,954

		14,510,433

FLORIDA – 3.90%
City of Gainesville RB Multiple Utility Revenue Series A 5.00%, 10/01/35 (PR 10/01/15)
(AGM)	1,250,000	1,444,613
City of Jacksonville RB Sales Tax Revenue 5.00%, 10/01/31 (NPFGC)	1,260,000	1,251,936
City of Tallahassee RB Water Revenue 5.00%, 10/01/37	1,750,000	1,699,792
County of Broward RB Port Airport & Marina Revenue Series O
5.38%, 10/01/29	1,560,000	1,568,986
County of Miami-Dade GO Series B-1 5.63%, 07/01/38	1,000,000	1,017,040
County of Miami-Dade RB Miscellaneous Revenue Series B 5.00%, 10/01/35 (NPFGC)	1,125,000	1,039,635

Security	Principal	Value
County of Miami-Dade RB Miscellaneous Taxes Series A 0.00%, 10/01/24 (NPFGC)	$375,000	$154,271
County of Miami-Dade RB Port
Airport & Marina Revenue
Series A
5.00%, 10/01/29	3,000,000	2,850,030
5.38%, 10/01/20	4,000,000	3,703,920
5.38%, 10/01/35	1,000,000	953,430
Series B
5.00%, 10/01/20	1,000,000	873,160
County of Miami-Dade RB
Water Revenue
5.00%, 10/01/39 (AGM)	3,475,000	3,297,740
Series C
5.38%, 10/01/24	2,500,000	2,632,675
County of Palm Beach RB
Miscellaneous Revenue
5.00%, 05/01/38	3,000,000	2,904,510
County of Seminole RB
Water Revenue
5.00%, 10/01/31	3,600,000	3,586,068
5.00%, 10/01/36	2,620,000	2,447,918
Florida Hurricane Catastrophe
Fund Finance Corp. RB
Miscellaneous Revenue
Series A
5.00%, 07/01/12 (NPFGC)	5,900,000	6,132,696
5.00%, 07/01/12	5,780,000	6,007,963
Florida Municipal Power Agency RB
Electric Power & Light Revenues
Series A
5.00%, 10/01/31	450,000	447,120
5.25%, 10/01/21	180,000	191,209
Florida State Board of Education GO
Series 2008
5.00%, 06/01/22	1,500,000	1,644,855
Series A
5.00%, 01/01/15	325,000	363,815
5.00%, 06/01/34	1,000,000	1,004,110
Series C
5.00%, 06/01/25 (GTD)	1,455,000	1,515,033

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Series D
5.00%, 06/01/21	$1,000,000	$1,123,650
5.00%, 06/01/37	1,000,000	998,470
Florida State Board of Education RB Miscellaneous Revenue
Series E
5.00%, 07/01/20	1,000,000	1,108,090
Florida State Department of Environmental Protection RB Sales Tax Revenue
Series D
5.00%, 07/01/13	1,500,000	1,627,965
Florida State Department of Transportation RB Highway Revenue Tolls
Series C
5.00%, 07/01/33	1,000,000	974,970
Florida State Department of Transportation RB Transit Revenue
Series A
4.75%, 07/01/31 (NPFGC)	350,000	340,631
JEA RB Electric Power & Light Revenues
Issue 2, Series 17
5.25%, 10/01/11	3,650,000	3,752,455
Miami-Dade County Expressway Authority RB Highway Revenue Tolls
5.00%, 07/01/39 (AMBAC)	1,000,000	909,910
Miami-Dade County School Board COP Lease Renewal
Series A
5.25%, 02/01/27 (AGM)	2,690,000	2,719,429
Series B
5.25%, 05/01/31 (AGM)	2,250,000	2,265,862
Orange County School Board COP Lease Appropriation
Series A
5.00%, 08/01/32 (NPFGC-FGIC)	2,500,000	2,401,425

Security	Principal	Value
Orlando-Orange County Expressway Authority RB Highway
Revenue Tolls
Series A
5.00%, 07/01/35	$2,000,000	$1,864,040
5.00%, 07/01/40	2,500,000	2,284,925
Series B
5.00%, 07/01/35 (AMBAC)	1,000,000	928,230
Palm Beach County School District COP Lease Appropriation
4.50%, 08/01/27 (AMBAC)	300,000	280,446
Palm Beach County School District COP Lease Renewal
Series B
5.00%, 08/01/25 (FGIC)	250,000	254,195
Tampa Bay Water RB Water Revenue
5.00%, 10/01/38	2,000,000	1,947,360
5.75%, 10/01/29 (PR 10/01/11) (FGIC)	1,000,000	1,031,950
6.00%, 10/01/24 (PR 10/01/11) (FGIC)	1,500,000	1,550,130

		77,096,658

GEORGIA – 2.84%
Augusta-Richmond County RB Water Revenue
5.25%, 10/01/39 (AGM)	900,000	900,540
City of Atlanta RB Port Airport & Marina Revenue
Series B
5.00%, 01/01/21	1,000,000	1,045,740
Series C
5.25%, 01/01/30	400,000	403,952
City of Atlanta RB Sewer Revenue
Series A
6.00%, 11/01/26	2,750,000	2,945,415
6.00%, 11/01/27	1,000,000	1,063,820
6.00%, 11/01/28	2,320,000	2,453,052
6.25%, 11/01/39	2,750,000	2,825,598
County of DeKalb RB Water Revenue
Series A
5.00%, 10/01/35	1,000,000	1,000,190

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Series B
5.25%, 10/01/32 (AGM)	$2,190,000	$2,319,473
County of Fulton RB Water Revenue
5.00%, 01/01/35 (NPFGC-FGIC)	1,600,000	1,554,320
Georgia State Road & Tollway Authority RB Fuel Sales Tax Revenue
Series A
5.00%, 06/01/18 (AGM)	900,000	1,037,178
Georgia State Road & Tollway Authority RB Highway Revenue Tolls
5.00%, 06/01/13 (NPFGC)	1,500,000	1,628,625
5.00%, 06/01/14 (NPFGC)	200,000	222,106
Georgia State Road & Tollway Authority RB Miscellaneous Taxes
Series A
5.00%, 06/01/12	1,200,000	1,265,388
5.00%, 06/01/16	2,000,000	2,284,680
Gwinnett County School District GO
5.00%, 02/01/13	2,625,000	2,839,436
Metropolitan Atlanta Rapid Transit Authority RB Sales Tax Revenue
Series B
5.00%, 07/01/27 (AGM)	3,025,000	3,131,934
5.00%, 07/01/28 (AGM)	950,000	979,070
5.00%, 07/01/37 (AGM)	4,400,000	4,393,312
Municipal Electric Authority of Georgia RB Electric Power & Light Revenues
Series A
5.00%, 11/01/24	1,000,000	1,036,980
Series D
5.75%, 01/01/19	2,000,000	2,311,420
Series Y
6.40%, 01/01/13 (AMBAC)	115,000	121,717
Richmond County Board of Education GO
5.00%, 10/01/11 (SAW)	2,125,000	2,183,480
State of Georgia GO
Series B
5.00%, 01/01/20	2,500,000	2,900,000
5.00%, 01/01/24	1,000,000	1,097,010

Security	Principal	Value
Series C
5.00%, 07/01/20	$2,000,000	$2,263,280
5.50%, 07/01/14	625,000	712,981
5.50%, 07/01/16	4,375,000	4,950,837
Series I
5.00%, 07/01/18	525,000	618,335
5.00%, 07/01/19	1,500,000	1,769,715
5.00%, 07/01/20	1,600,000	1,888,240

		56,147,824

HAWAII – 0.84%
City & County of Honolulu RB Sewer Revenue
Series A
5.00%, 07/01/36 (NPFGC)	2,800,000	2,779,924
State of Hawaii GO
Series DG
5.00%, 07/01/11 (AMBAC)	1,500,000	1,523,940
5.00%, 07/01/13 (AMBAC)	4,670,000	5,101,228
5.00%, 07/01/15 (AMBAC)	2,200,000	2,494,668
Series DY
5.00%, 02/01/18	1,000,000	1,156,670
State of Hawaii RB Port Airport & Marina Revenue
Series A
5.00%, 07/01/39	3,700,000	3,440,630

		16,497,060

ILLINOIS – 3.53%
Chicago Board of Education GO
Series C
5.00%, 12/01/27 (AGM)	5,600,000	5,360,544
5.25%, 12/01/26	145,000	144,066
Chicago Transit Authority RB Federal Grant Revenue
5.00%, 06/01/19 (AMBAC)	325,000	330,977
City of Chicago GO
Series A
5.00%, 01/01/24 (AGM)	2,500,000	2,441,975
5.00%, 01/01/27 (AGM)	1,020,000	973,723
5.00%, 01/01/29 (NPFGC-FGIC)	900,000	838,539
5.00%, 01/01/34 (PR 01/01/14) (AGM)	1,650,000	1,834,437

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
City of Chicago RB Port Airport &
Marina Revenue
Series A
5.00%, 01/01/21 (AMBAC)	$500,000	$513,365
5.00%, 01/01/33 (NPFGC-FGIC)	1,500,000	1,357,500
Series B
5.00%, 01/01/19 (AGM)	1,120,000	1,179,562
5.00%, 01/01/20 (AGM)	510,000	531,721
5.25%, 01/01/15 (NPFGC-FGIC)	510,000	547,296
5.25%, 01/01/18 (NPFGC)	820,000	880,270
Series C
5.25%, 01/01/35 (AGM)	2,500,000	2,433,525
Series F
5.00%, 01/01/35	1,000,000	909,270
5.00%, 01/01/40	610,000	544,327
City of Chicago RB Water Revenue
5.00%, 11/01/31 (PR 11/01/11)
(AMBAC)	370,000	381,466
County of Cook GO
Series A
4.75%, 11/15/30 (AMBAC)	500,000	468,905
4.75%, 11/15/31 (AMBAC)	535,000	496,956
5.00%, 11/15/26 (AMBAC)	1,575,000	1,581,332
Series B
5.00%, 11/15/29 (NPFGC)	765,000	751,261
Greater Chicago Metropolitan Water
Reclamation District GO
5.00%, 12/01/26	1,000,000	1,038,290
5.00%, 12/01/27	875,000	901,005
Greater Chicago Metropolitan Water
Reclamation District GOL
5.00%, 12/01/33 (PR 12/01/16)	1,500,000	1,761,855
Illinois Municipal Electric Agency RB
Electric Power & Light Revenues
Series A
5.00%, 02/01/35 (NPFGC-FGIC)	2,700,000	2,548,854
Illinois State Toll Highway Authority
RB Highway Revenue Tolls
Series A
5.00%, 01/01/23 (AGM)	1,225,000	1,238,720
Series A-1
5.00%, 01/01/24 (AGM)	2,700,000	2,718,684

Security	Principal	Value
5.00%, 01/01/26 (PR 07/01/16)
(AGM)	$4,000,000	$4,669,000
Series A-2
5.00%, 01/01/27 (PR 07/01/16)
(AGM)	1,800,000	2,101,050
5.00%, 01/01/28 (PR 07/01/16)
(AGM)	1,300,000	1,517,425
5.00%, 01/01/31 (PR 07/01/16)
(AGM)	6,330,000	7,388,692
Series B
5.50%, 01/01/33	1,000,000	1,003,310
Metropolitan Pier & Exposition
Authority RB Miscellaneous Taxes
Series A
0.00%, 12/15/22 (NPFGC)	340,000	176,487
5.50%, 06/15/29 (NPFGC-FGIC)	2,000,000	2,042,080
Metropolitan Pier & Exposition
Authority RB Sales Tax Revenue
0.00%, 06/15/26 (AGM)	2,000,000	801,240
0.00%, 06/15/27 (AGM)	1,000,000	372,630
0.00%, 06/15/36 (NPFGC)	2,800,000	510,804
0.00%, 06/15/37 (NPFGC)	415,000	70,965
0.00%, 06/15/40 (NPFGC)	3,500,000	485,135
5.00%, 06/15/21 (NPFGC)	1,115,000	1,140,835
Northern Illinois Municipal Power
Agency RB Electric Power &
Light Revenues
Series A
5.00%, 01/01/42 (NPFGC)	355,000	314,402
State of Illinois GO
Series A
5.00%, 06/01/16	100,000	104,506
5.00%, 03/01/34	4,985,000	4,435,553
Series B
5.00%, 03/01/13	6,950,000	7,237,869
Village of Schaumburg GO
Series B
5.25%, 12/01/34 (NPFGC-FGIC)	645,000	648,219

		69,728,627

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
INDIANA – 0.56%
Indiana Finance Authority RB
Lease Appropriation
Series A
4.50%, 12/01/23 (NPFGC-FGIC)	$1,000,000	$1,023,630
4.50%, 12/01/24 (NPFGC-FGIC)	4,450,000	4,517,862
Indiana Municipal Power Agency RB
Electric Power & Light Revenues
Series A
5.00%, 01/01/37 (NPFGC)	500,000	463,745
Indianapolis Local Public
Improvement Bond Bank RB
Water Revenue
Series A
5.75%, 01/01/38	5,000,000	5,100,650

		11,105,887

KANSAS – 0.07%
Kansas Development Finance
Authority RB
Miscellaneous Revenue
5.00%, 03/01/21	450,000	516,906
Kansas State Department of
Transportation RB Highway
Revenue Tolls
Series A
5.00%, 09/01/12	200,000	213,266
5.00%, 03/01/22	660,000	714,107

		1,444,279

KENTUCKY – 0.31%
Kentucky Asset Liability Commission
RB Miscellaneous Revenue
First Series
5.25%, 09/01/18 (NPFGC)	320,000	368,314
Kentucky State Property & Building
Commission RB Lease Renewal
5.00%, 11/01/20	5,350,000	5,820,051

		6,188,365

LOUISIANA – 0.36%
East Baton Rouge Sewerage
Commission RB Sewer Revenue
Series A
5.25%, 02/01/39	1,000,000	1,003,170

Security	Principal	Value
Louisiana State Citizens Property
Insurance Corp. RB
Miscellaneous Revenue
Series B
5.00%, 06/01/15 (AMBAC)	$425,000	$449,306
5.00%, 06/01/17 (AMBAC)	370,000	384,345
5.00%, 06/01/18 (AMBAC)	500,000	512,475
State of Louisiana GO
Series A
5.00%, 08/01/15 (NPFGC)	230,000	260,758
5.00%, 08/01/18 (NPFGC)	450,000	501,493
State of Louisiana RB Fuel Sales
Tax Revenue
Series A
5.00%, 05/01/31 (AGM)	710,000	715,417
5.00%, 05/01/41 (NPFGC-FGIC)	500,000	487,795
Series B
5.00%, 05/01/20	1,000,000	954,310
5.00%, 05/01/34	1,915,000	1,907,053

		7,176,122

MARYLAND – 1.43%
Maryland State Department of
Transportation RB Income
Tax Revenue
5.00%, 02/15/23	2,500,000	2,714,500
Maryland State Department of
Transportation RB
Miscellaneous Taxes
5.00%, 05/01/14	275,000	307,007
Maryland State Transportation
Authority RB
Miscellaneous Revenue
5.00%, 03/01/13	500,000	542,120
Maryland State Transportation
Authority RB Miscellaneous Taxes
5.00%, 03/01/17	1,000,000	1,160,630
Maryland State Transportation
Authority RB Transit Revenue
5.00%, 07/01/38 (AGM)	2,000,000	2,012,080
State of Maryland GO
5.25%, 03/01/11	500,000	500,205

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
5.25%, 02/15/13	$2,500,000	$2,719,825
5.25%, 03/01/16	400,000	466,728
First Series
5.00%, 03/15/17	450,000	525,469
First Series B
5.25%, 02/15/12	8,000,000	8,374,080
Second Series
5.00%, 07/15/13	400,000	438,864
5.00%, 07/15/14	3,125,000	3,517,094
5.00%, 08/01/15	2,500,000	2,863,200
Second Series A
5.00%, 08/01/11	1,000,000	1,019,930
Third Series C
5.00%, 11/01/19	1,000,000	1,179,840

		28,341,572

MASSACHUSETTS – 4.66%
Commonwealth of Massachusetts GO
Series A
5.00%, 08/01/14	1,250,000	1,398,850
5.00%, 03/01/22 (PR 03/01/15)	550,000	628,694
5.00%, 03/01/23 (PR 03/01/15) (AGM)	4,020,000	4,590,116
5.00%, 09/01/28	4,410,000	4,571,891
5.00%, 03/01/34	460,000	464,835
5.00%, 03/01/39	1,975,000	1,978,871
6.00%, 11/01/11	250,000	259,443
Series B
5.00%, 11/01/16	1,100,000	1,266,804
5.25%, 09/01/23 (AGM)	215,000	248,899
5.25%, 09/01/24 (AGM)	500,000	576,220
Series C
5.50%, 12/01/17 (AGM)	500,000	593,065
5.50%, 12/01/23 (AMBAC)	250,000	296,065
Series D
5.50%, 10/01/16	1,100,000	1,294,414
5.50%, 10/01/18	400,000	476,644
5.50%, 10/01/19 (AMBAC)	1,355,000	1,617,206
5.50%, 10/01/20 (NPFGC)	2,200,000	2,634,522
Series E
5.00%, 11/01/25 (AMBAC)	2,115,000	2,331,090

Security	Principal	Value
Commonwealth of Massachusetts GOL
5.50%, 11/01/13	$1,510,000	$1,682,895
Series A
5.25%, 08/01/21	600,000	701,790
5.50%, 08/01/30 (AMBAC)	1,000,000	1,114,740
Series B
5.25%, 08/01/20	3,845,000	4,520,182
5.25%, 08/01/21	425,000	497,101
Series C
5.50%, 11/01/11 (AGM)	600,000	620,814
5.50%, 11/01/14 (NPFGC-FGIC)	1,920,000	2,193,485
5.50%, 11/01/15 (GOI)	250,000	290,265
Series D
5.50%, 11/01/13 (NPFGC)	1,255,000	1,398,698
6.00%, 11/01/13 (NPFGC)	1,875,000	2,110,612
Commonwealth of Massachusetts RB
Fuel Sales Tax Revenue
Series A
5.38%, 06/01/11	350,000	354,568
Commonwealth of Massachusetts RB
Hotel Occupancy Tax
5.50%, 01/01/34 (NPFGC-FGIC)	1,500,000	1,537,335
Commonwealth of Massachusetts RB
Miscellaneous Taxes
5.25%, 01/01/25 (PR 01/01/14) (FGIC)	160,000	178,811
5.75%, 01/01/32 (PR 01/01/14) (FGIC)	800,000	905,224
Commonwealth of Massachusetts SO
Miscellaneous Revenue
5.00%, 12/15/13 (AGM)	250,000	275,688
5.00%, 12/15/14 (AGM)	1,875,000	2,104,706
Massachusetts Bay Transportation Authority RB Sales Tax Revenue
Series A
5.00%, 07/01/28	130,000	140,704
5.00%, 07/01/31	700,000	736,694
5.00%, 07/01/32 (PR 07/01/12)	750,000	794,753
5.25%, 07/01/21	765,000	900,275
5.25%, 07/01/30	1,900,000	2,077,479
Series B
5.25%, 07/01/14	2,700,000	3,043,818

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
5.25%, 07/01/17	$600,000	$702,750
5.25%, 07/01/19	2,000,000	2,359,100
5.25%, 07/01/21	2,000,000	2,353,660
Series C
5.50%, 07/01/16	2,175,000	2,556,386
5.50%, 07/01/17	300,000	355,773
Massachusetts Bay Transportation Authority RB Transit Revenue
Series B
5.25%, 07/01/21	1,000,000	1,176,830
Massachusetts School Building Authority RB Sales Tax Revenue
Series A
4.50%, 08/15/35 (AMBAC)	5,400,000	4,978,260
5.00%, 08/15/17 (AGM)	1,000,000	1,116,480
5.00%, 08/15/21 (AGM)	2,000,000	2,165,520
5.00%, 08/15/30 (AGM)	5,000,000	5,065,700
5.00%, 08/15/37 (AMBAC)	2,850,000	2,853,049
Massachusetts State Department of Transportation RB Highway Revenue Tolls
Series B
5.00%, 01/01/37	1,000,000	937,930
Massachusetts State Turnpike Authority RB Highway
Revenue Tolls
Series A
5.00%, 01/01/20	300,000	348,051
Massachusetts State Water Pollution Abatement RB Water Revenue
5.25%, 08/01/21	500,000	593,755
Series A
5.25%, 08/01/15	1,855,000	2,138,221
5.25%, 08/01/19	1,000,000	1,191,980
Massachusetts Water Resources Authority RB Water Revenue
Series A
5.00%, 08/01/40 (GOI)	4,700,000	4,706,815
Series B
5.00%, 08/01/39 (GOI)	1,445,000	1,447,904
5.25%, 08/01/31 (AGM)	300,000	323,973
Series D
5.50%, 08/01/11 (NPFGC)	1,000,000	1,021,920

Security	Principal	Value
Series J
5.25%, 08/01/12 (AGM)	$225,000	$239,688

		92,042,011

MICHIGAN – 0.81%
City of Detroit GOL
5.00%, 11/01/30	1,000,000	957,660
City of Detroit RB Sewer Revenue
Series A
5.00%, 07/01/32 (PR 07/01/13) (AGM)	3,525,000	3,874,680
City of Detroit RB Water Revenue
Series B
6.25%, 07/01/36 (AGM)	750,000	795,915
Detroit City School District GO
Series A
5.00%, 05/01/15 (AGM)	185,000	193,567
5.25%, 05/01/30 (AGM)	2,500,000	2,423,425
Michigan State Building Authority RB Lease Revenue
0.00%, 10/15/30 (NPFGC-FGIC)	500,000	142,465
Series I
5.00%, 10/15/33 (AMBAC)	1,000,000	935,650
Series IA
5.00%, 10/15/32 (NPFGC-FGIC)	1,270,000	1,203,998
State of Michigan GO
Series A
5.00%, 05/01/17	200,000	220,856
5.00%, 05/01/19	230,000	249,796
5.00%, 11/01/20	760,000	811,574
5.25%, 11/01/22	200,000	212,028
State of Michigan RB Federal Grant Revenue
5.25%, 09/15/20 (AGM)	310,000	334,044
State of Michigan RB Miscellaneous Revenue
Series A
5.25%, 11/01/30 (PR 11/01/11) (AGM)	1,750,000	1,807,190
State of Michigan RB Transit Revenue
5.00%, 11/01/20	1,600,000	1,748,720

		15,911,568

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
MINNESOTA – 0.81%
Minnesota Public Facilities Authority RB Water Revenue
Series A
5.00%, 03/01/20	$1,000,000	$1,177,140
Southern Minnesota Municipal Power Agency RB Electric Power & Light Revenues
Series A
5.25%, 01/01/15
(AMBAC)	1,000,000	1,111,740
State of Minnesota GO
5.00%, 08/01/11	1,000,000	1,019,930
5.00%, 11/01/11	2,800,000	2,888,119
5.00%, 10/01/13	500,000	552,055
5.00%, 08/01/17	800,000	936,128
5.00%, 08/01/25	2,000,000	2,147,880
Series A
5.00%, 08/01/15	1,000,000	1,144,350
5.00%, 08/01/16	1,500,000	1,741,365
5.00%, 08/01/25	1,600,000	1,759,376
Series D
5.00%, 08/01/14	1,000,000	1,125,870
Series F
4.00%, 08/01/13	300,000	322,293

		15,926,246
MISSISSIPPI – 0.08%
Mississippi Development Bank RB Electric Power & Light Revenues
5.00%, 03/01/41
(XLCA)	250,000	212,345
State of Mississippi GO
Series A
5.25%, 11/01/15	1,250,000	1,434,987

		1,647,332
MISSOURI – 0.71%
City of Kansas City RB Miscellaneous Revenue
Series C
5.25%, 04/01/40	500,000	483,340

Security	Principal	Value
City of St. Louis RB Port Airport & Marina Revenue
Series A
5.25%, 07/01/31
(PR 07/01/11) (NPFGC)	$510,000	$518,471
Missouri Highway & Transportation Commission RB Highway Revenue Tolls
5.00%, 02/01/14	625,000	695,563
5.25%, 05/01/18	3,000,000	3,504,210
Series B
5.00%, 05/01/26	5,000,000	5,267,200
Missouri Joint Municipal Electric Utility Commission RB Electric Power & Light Revenues
5.00%, 01/01/34
(NPFGC)	2,000,000	1,759,660
Series A
5.00%, 01/01/17
(AMBAC)	2,000,000	1,819,140

		14,047,584
NEBRASKA – 0.06%
Nebraska Public Power District RB Electric Power & Light Revenues
Series B
5.00%, 01/01/14
(NPFGC)	255,000	278,690
Omaha Public Power District RB Electric Power & Light Revenues
Series AA
4.50%, 02/01/38
(NPFGC-FGIC)	1,000,000	878,140

		1,156,830
NEVADA – 0.91%
Clark County School District GOL
Series A
5.00%, 06/15/22	1,500,000	1,562,505
5.00%, 06/15/25
(NPFGC-FGIC)	1,350,000	1,368,954
5.00%, 06/15/27	5,000,000	5,026,950
5.25%, 06/15/15
(NPFGC-FGIC)	1,500,000	1,674,030
County of Clark RB Port Airport & Marina Revenue
Series B
5.13%, 07/01/36	4,480,000	4,136,473
5.25%, 07/01/34
(PR 07/01/11) (FGIC)	1,065,000	1,082,871

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
State of Nevada GOL
5.00%, 06/01/27	$3,000,000	$3,067,560

		17,919,343
NEW HAMPSHIRE – 0.00%
New Hampshire Municipal Bond Bank RB Miscellaneous Revenue
Series A
5.00%, 08/15/17	25,000	28,969

		28,969
NEW JERSEY – 4.77%
Essex County Improvement Authority RB General Fund
5.25%, 12/15/20
(AMBAC)	1,000,000	1,118,240
Garden State Preservation Trust RB Recreational Revenue
Series A
5.25%, 11/01/19
(PR 11/01/13) (AGM)	250,000	279,565
5.50%, 11/01/13
(AGM)	500,000	557,210
New Jersey Economic Development Authority RB General Fund
Series O
5.13%, 03/01/28	1,500,000	1,492,410
5.25%, 03/01/22	1,610,000	1,668,604
New Jersey Economic Development Authority RB Miscellaneous Revenue
5.00%, 12/15/18	1,000,000	1,066,290
Series A
5.00%, 05/01/12	250,000	260,590
5.00%, 07/01/29
(NPFGC)	200,000	200,596
5.25%, 07/01/15
(NPFGC)	500,000	541,210
5.25%, 07/01/16
(NPFGC)	380,000	408,986
5.25%, 07/01/17
(NPFGC)	3,050,000	3,270,545
Series AA
5.50%, 12/15/29	250,000	258,385
Series EE
5.00%, 09/01/20	1,500,000	1,576,455
Series F
5.00%, 06/15/26
(PR 06/15/13)	780,000	855,293
Series K
5.25%, 12/15/15
(NPFGC-FGIC)	1,200,000	1,309,548

Security	Principal	Value
5.25%, 12/15/16
(AMBAC)	$3,655,000	$3,946,413
5.50%, 12/15/19
(AMBAC)	1,000,000	1,091,420
Series N-1
5.50%, 09/01/26
(AMBAC)	2,000,000	2,122,580
5.50%, 09/01/27
(NPFGC-FGIC)	2,000,000	2,106,880
Series W
5.00%, 03/01/16	385,000	415,169
New Jersey Economic Development Authority RB Special Assessment
Series A
6.38%, 04/01/31
(PR 05/15/14)	1,155,000	1,341,902
New Jersey Economic Development Authority RB Tobacco & Liquor Taxes
5.75%, 06/15/29	3,000,000	2,690,010
New Jersey Educational Facilities Authority RB College & University Revenue
4.38%, 09/01/20 (AGM)	505,000	527,119
New Jersey Educational Facilities Authority RB Miscellaneous Revenue
Series A
5.00%, 09/01/16 (AGM)	225,000	247,932
New Jersey State Turnpike Authority RB Highway Revenue Tolls
Series A
5.00%, 01/01/20 (AGM)	7,700,000	8,150,080
5.00%, 01/01/21 (AGM)	1,000,000	1,063,800
6.00%, 01/01/12
(NPFGC)	1,875,000	1,962,150
6.00%, 01/01/13
(NPFGC)	2,335,000	2,564,204
Series C
6.50%, 01/01/13
(NPFGC)	1,500,000	1,660,950
New Jersey State Turnpike Authority RB Miscellaneous Revenue
Series E
5.25%, 01/01/40	500,000	496,290
New Jersey Transit Corp. COP Lease Revenue
5.00%, 09/15/17
(NPFGC-FGIC)	440,000	472,745

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
New Jersey Transportation Trust Fund Authority RB Fuel Sales Tax Revenue
Series B
5.50%, 12/15/20 (NPFGC-FGIC)	$3,000,000	$3,259,410
New Jersey Transportation Trust Fund Authority RB Highway Revenue Tolls
Series A
5.75%, 06/15/17	785,000	874,663
New Jersey Transportation Trust Fund Authority RB Miscellaneous Revenue
Series B
5.25%, 12/15/12 (NPFGC-FGIC)	4,300,000	4,583,585
5.25%, 12/15/14 (NPFGC)	3,750,000	4,110,225
New Jersey Transportation Trust Fund Authority RB Transit Revenue
4.25%, 12/15/22 (AGM)	10,000	9,802
5.25%, 12/15/19	2,960,000	3,183,510
5.25%, 12/15/21 (NPFGC)	695,000	731,481
Series A
0.00%, 12/15/25	245,000	102,170
0.00%, 12/15/28	4,140,000	1,363,261
0.00%, 12/15/31	6,000,000	1,557,840
0.00%, 12/15/32	400,000	96,112
0.00%, 12/15/34	1,055,000	219,862
0.00%, 12/15/37	5,500,000	928,455
0.00%, 12/15/38	10,000,000	1,572,490
0.00%, 12/15/39	6,630,000	971,892
5.00%, 12/15/34 (AMBAC)	1,450,000	1,424,146
5.25%, 12/15/20	3,080,000	3,290,641
5.25%, 12/15/21 (NPFGC)	5,000	5,925
5.50%, 12/15/13 (AMBAC)	1,250,000	1,364,862
5.50%, 12/15/22	1,000,000	1,059,920
5.50%, 12/15/23	500,000	525,945
Series B
6.00%, 12/15/18 (PR 12/15/11) (NPFGC)	2,000,000	2,088,940
Series C
0.00%, 12/15/24 (AMBAC)	1,665,000	754,595
0.00%, 12/15/28 (AMBAC)	2,000,000	642,860

Security	Principal	Value
5.50%, 12/15/11 (AGM)	$2,215,000	$2,302,537
5.50%, 12/15/15 (AGM)	425,000	475,711
5.50%, 12/15/17 (AGM)	1,000,000	1,125,860
5.50%, 06/15/18 (PR 06/15/13)	2,150,000	2,383,963
5.50%, 06/15/22 (PR 06/15/13)	1,000,000	1,108,820
5.50%, 06/15/24 (PR 06/15/13)	1,000,000	1,108,820
State of New Jersey GO
5.00%, 08/01/15	1,200,000	1,339,032
Series D
6.00%, 02/15/13	250,000	273,415
Series H
5.25%, 07/01/14	1,250,000	1,389,912
Series L
5.25%, 07/15/19 (AMBAC)	2,000,000	2,264,500

		94,218,733
NEW MEXICO – 0.28%
New Mexico Finance Authority RB Federal Grant Revenue
5.00%, 06/15/23	2,250,000	2,488,837
New Mexico Finance Authority RB Fuel Sales Tax Revenue
Series A
5.25%, 06/15/15 (NPFGC)	2,300,000	2,633,937
New Mexico Finance Authority RB Transit Revenue
Series B
5.00%, 06/15/12 (AMBAC)	300,000	317,181

		5,439,955
NEW YORK – 17.80%
Brooklyn Arena Local Development Corp. RB Recreational Revenue
6.38%, 07/15/20	2,175,000	2,145,181
City of New York GO
Series A
5.00%, 08/01/28	1,010,000	1,022,877
Series A-1
5.00%, 08/01/12	450,000	477,558
5.00%, 08/15/12	400,000	425,072
5.00%, 08/01/13	2,760,000	3,006,302
5.00%, 08/15/13	285,000	310,727
5.00%, 08/01/15	1,075,000	1,209,063
5.00%, 08/01/17	355,000	402,052

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
5.00%, 08/01/18	$2,000,000	$2,239,560
5.25%, 08/15/23	8,000,000	8,608,160
Series B
5.25%, 08/01/11	1,000,000	1,020,650
5.25%, 08/01/15	500,000	552,860
Series B-1
5.25%, 09/01/20	500,000	560,840
5.25%, 09/01/23	2,180,000	2,346,443
5.25%, 09/01/24	1,000,000	1,064,170
Series C
3.63%, 08/01/13 (CIFG)	400,000	422,008
5.00%, 08/01/13	1,115,000	1,214,503
5.00%, 08/01/14 (CIFG)	300,000	332,673
5.00%, 08/01/15	200,000	224,942
5.00%, 08/01/17 (AGM)	1,000,000	1,094,560
5.00%, 08/01/19	1,265,000	1,432,562
5.00%, 08/01/24	1,000,000	1,053,190
5.25%, 08/01/18	480,000	553,469
Series C-1
5.00%, 10/01/11	200,000	205,448
5.00%, 10/01/18	500,000	560,665
5.00%, 10/01/20	330,000	360,875
5.00%, 10/01/22	805,000	856,826
Series D1
5.13%, 12/01/27	1,500,000	1,544,310
Series E
4.00%, 08/01/14	450,000	484,727
5.00%, 08/01/16	2,600,000	2,940,184
5.00%, 11/01/20 (AGM)	450,000	482,238
5.00%, 08/01/21	1,000,000	1,096,440
5.00%, 08/01/27	1,000,000	1,026,940
Series F-1
5.00%, 09/01/15	285,000	321,067
Series G
5.00%, 08/01/11	2,300,000	2,345,057
5.00%, 08/01/12	440,000	466,946
5.00%, 08/01/13	250,000	272,310
5.00%, 08/01/14	330,000	366,406
5.00%, 08/01/15	600,000	674,826
5.00%, 08/01/22	300,000	318,990
5.00%, 08/01/24	650,000	677,436
Series H
5.00%, 08/01/11	300,000	305,877

Security	Principal	Value
5.00%, 08/01/13	$1,550,000	$1,688,322
Series I
4.50%, 08/01/12	240,000	252,998
5.00%, 08/01/11	875,000	892,141
5.00%, 08/01/13	1,000,000	1,089,240
5.00%, 08/01/15	310,000	340,222
5.00%, 08/01/19	250,000	267,725
Series I-1
5.38%, 04/01/36	3,500,000	3,558,345
Series J
5.00%, 03/01/30	1,755,000	1,763,845
5.50%, 06/01/23 (PR 06/01/13)	1,000,000	1,107,520
Series J-1
5.00%, 08/01/11	400,000	407,836
5.00%, 05/15/31	1,500,000	1,522,095
Series L-1
5.00%, 04/01/27	1,200,000	1,227,984
Series M
5.00%, 04/01/22	425,000	449,085
Series O
5.00%, 06/01/17 (AGM)	500,000	546,115
5.00%, 06/01/20	2,000,000	2,134,680
Hudson Yards Infrastructure Corp. RB Miscellaneous Revenue
Series A
4.50%, 02/15/17 (NPFGC)	1,600,000	1,210,800
5.00%, 02/15/17	5,675,000	4,757,977
Long Island Power Authority RB Electric Power & Light Revenues
Series A
5.00%, 12/01/16 (AGM)	2,000,000	2,222,460
5.00%, 12/01/19 (NPFGC-FGIC)	240,000	256,109
5.00%, 12/01/26 (XLCA)	1,200,000	1,209,288
5.25%, 12/01/20 (NPFGC-FGIC)	2,000,000	2,154,460
5.50%, 12/01/13 (AGM)	275,000	307,885
5.50%, 05/01/33 (BHAC)	1,100,000	1,136,454
5.75%, 04/01/39	3,700,000	3,798,420
Series B
5.25%, 12/01/12	300,000	321,540
5.25%, 06/01/14	1,600,000	1,769,600
5.25%, 12/01/14	1,000,000	1,116,070
5.75%, 04/01/25	1,050,000	1,128,561
5.75%, 04/01/33	2,190,000	2,268,621

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Series D
5.00%, 09/01/12 (NPFGC)	$240,000	$254,321
5.00%, 09/01/14 (NPFGC)	155,000	170,934
Series E
5.00%, 12/01/17 (NPFGC-FGIC)	475,000	523,820
5.00%, 12/01/17	850,000	937,363
5.00%, 12/01/18 (NPFGC)	500,000	544,685
Series F
5.00%, 05/01/11 (NPFGC)	800,000	806,312
5.00%, 05/01/17 (NPFGC)	225,000	250,868
Series L
5.38%, 05/01/33 (PR 05/01/11)	1,000,000	1,008,740
Metropolitan Transportation Authority RB Fuel Sales Tax Revenue
Series A
5.00%, 04/01/23 (PR 10/01/15) (FGIC)	430,000	498,607
Metropolitan Transportation Authority RB Miscellaneous Revenue
Series A
5.00%, 07/01/22 (NPFGC-FGIC)	150,000	152,985
5.00%, 07/01/25 (NPFGC-FGIC)	1,000,000	1,001,860
5.13%, 01/01/24 (SAP)	2,700,000	2,757,213
5.13%, 01/01/29 (SAP)	2,020,000	2,027,777
5.50%, 01/01/15 (SAP)	1,660,000	1,853,539
5.50%, 01/01/20 (NPFGC)	415,000	435,738
5.75%, 01/01/16 (SAP)	625,000	714,000
Metropolitan Transportation Authority RB Transit Revenue
5.00%, 11/15/23	825,000	875,803
5.00%, 11/15/30	500,000	547,870
Series 2008C
6.25%, 11/15/23	2,700,000	3,039,120
Series A
4.50%, 11/15/38	1,800,000	1,496,376
4.75%, 11/15/27 (NPFGC)	6,330,000	6,096,106
4.75%, 11/15/30 (AMBAC)	250,000	238,883
5.00%, 11/15/18	250,000	273,098
5.00%, 11/15/25 (NPFGC-FGIC)	1,850,000	1,852,571
5.00%, 11/15/30 (AGM)	2,610,000	2,593,635
5.00%, 11/15/35	1,400,000	1,295,238
5.13%, 11/15/31	950,000	929,166
5.50%, 11/15/13 (AMBAC)	2,555,000	2,784,669

Security	Principal	Value
5.50%, 11/15/14 (AMBAC)	$3,245,000	$3,598,186
5.50%, 11/15/16 (AMBAC)	500,000	531,010
5.50%, 11/15/39	600,000	611,268
Series B
4.50%, 11/15/37	500,000	417,555
4.75%, 11/15/31	430,000	401,470
5.00%, 11/15/34	2,500,000	2,445,450
5.25%, 11/15/23 (AMBAC)	1,050,000	1,114,869
Series F
5.00%, 11/15/35	1,500,000	1,387,755
Nassau County Interim Finance Authority RB Sales Tax Revenue
Series A
5.00%, 11/15/12 (AMBAC)	230,000	247,158
Nassau County Sewer & Storm Water Finance Authority RB Water Revenue
Series A
5.13%, 11/01/23 (BHAC)	520,000	557,700
New York City Industrial Development Agency RB Recreational Revenue
5.00%, 09/01/16 (FGIC)	1,550,000	1,318,120
5.00%, 03/01/31 (FGIC)	290,000	271,536
New York City Municipal Water Finance Authority RB Sewer Revenue
Series AA
4.50%, 06/15/39 (NPFGC-FGIC)	1,245,000	1,121,633
5.00%, 06/15/27	500,000	516,310
Series CC
5.00%, 06/15/34	2,900,000	2,883,992
New York City Municipal Water Finance Authority RB Water Revenue
Series A
4.75%, 06/15/30	4,850,000	4,807,320
5.00%, 06/15/38	3,875,000	3,812,341
5.00%, 06/15/39	2,990,000	2,945,240
5.75%, 06/15/40	500,000	527,655
Series AA
5.00%, 06/15/21	1,000,000	1,098,110
5.00%, 06/15/22	5,000,000	5,417,750

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Series B
5.00%, 06/15/28 (AMBAC)	$470,000	$478,911
Series BB
5.00%, 06/15/27	1,000,000	1,041,270
5.00%, 06/15/31	1,000,000	1,019,300
Series C
4.75%, 06/15/33	3,925,000	3,803,992
5.00%, 06/15/35	1,400,000	1,390,158
Series D
5.00%, 06/15/28	280,000	284,404
5.00%, 06/15/38	7,200,000	7,104,456
5.25%, 06/15/25	1,500,000	1,527,810
Series DD
4.75%, 06/15/36	500,000	475,930
5.00%, 06/15/32	700,000	706,335
5.00%, 06/15/39	1,365,000	1,340,553
Series EE
5.25%, 06/15/40	900,000	907,155
Series FF-2
5.00%, 06/15/40	365,000	357,820
Series GG-1
5.00%, 06/15/39	900,000	883,881
New York City Transitional Finance Authority RB Income Tax Revenue
5.00%, 02/01/31	2,500,000	2,560,850
Series A
5.00%, 05/01/28	1,000,000	1,033,820
Series A-1
5.00%, 11/01/13	250,000	275,418
Series B
5.00%, 11/01/13	1,015,000	1,117,353
5.00%, 11/01/15	725,000	822,600
5.00%, 11/01/21	2,800,000	3,123,540
5.00%, 11/01/25	1,050,000	1,096,378
Series C-1
5.00%, 11/01/27	2,800,000	2,896,096
Series D-2
5.00%, 11/01/12	1,000,000	1,070,770
New York City Transitional Finance Authority RB Miscellaneous Revenue
Series S-1
4.50%, 01/15/38 (SAW)	1,575,000	1,403,719

Security	Principal	Value
5.00%, 07/15/36 (NPFGC-FGIC)	$1,000,000	$984,400
5.50%, 07/15/28 (SAW)	3,255,000	3,442,651
Series S-4
5.50%, 01/15/39 (SAW)	675,000	687,913
Series S-5
5.00%, 01/15/31 (SAW)	1,400,000	1,394,680
New York City Transitional Finance Authority RB Miscellaneous Taxes
5.00%, 11/01/17	2,000,000	2,188,340
Series A-1
5.00%, 11/01/12	500,000	535,560
5.00%, 11/01/13	3,070,000	3,382,127
5.00%, 11/01/14	4,500,000	5,052,240
New York City Transitional Finance Authority RB Sales Tax Revenue
Series A-1
5.00%, 08/01/12	300,000	318,279
New York City Trust for Cultural Resources RB Recreational Revenue
5.00%, 04/01/31	2,000,000	2,027,660
New York Convention Center Development Corp. RB Hotel Occupancy Tax
5.00%, 11/15/15 (AMBAC)	2,250,000	1,984,612
New York Local Government Assistance Corp. RB Sales Tax Revenue
Series A
5.00%, 04/01/11 (GOI)	1,000,000	1,004,410
Series A-1
5.00%, 04/01/11 (AGM)	1,000,000	1,004,410
Series C
5.50%, 04/01/17 (GOI)	4,800,000	5,535,888
New York State Dormitory Authority RB College & University Revenue
5.00%, 07/01/22	4,000,000	4,236,440
New York State Dormitory Authority RB Health, Hospital, Nursing Home Revenue
5.50%, 05/01/37	1,500,000	1,453,380
5.75%, 05/01/37	750,000	750,900

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
New York State Dormitory Authority RB Income Tax Revenue
5.00%, 03/15/27 (PR 03/15/13)	$1,000,000	$1,087,800
Series A
5.00%, 03/15/25	3,700,000	3,906,571
5.00%, 03/15/27	7,500,000	7,816,125
Series B
5.00%, 03/15/28	500,000	520,135
5.50%, 03/15/26 (AMBAC)	1,460,000	1,670,444
Series C
5.00%, 12/15/31	3,500,000	3,554,285
Series D
5.00%, 03/15/36	1,200,000	1,181,436
Series F
5.00%, 03/15/30	2,000,000	2,027,720
New York State Dormitory Authority RB Miscellaneous Revenue
5.50%, 07/01/18 (NPFGC-FGIC)	1,405,000	1,612,504
New York State Dormitory Authority RB Property Tax
Series D
5.25%, 10/01/23 (NPFGC)	1,050,000	1,093,207
New York State Environmental Facilities Corp. RB Federal Grant Revenue
5.00%, 10/15/35	1,850,000	1,865,244
New York State Environmental Facilities Corp. RB Water Revenue
5.00%, 06/15/30	1,600,000	1,610,992
5.00%, 06/15/37	1,700,000	1,699,881
Series B
4.50%, 06/15/36	220,000	202,514
4.75%, 06/15/32	400,000	398,912
New York State Thruway Authority RB Highway Revenue Tolls
5.50%, 04/01/11	1,160,000	1,165,104
Series B
5.00%, 04/01/14 (AGM)	3,730,000	4,111,616
5.00%, 04/01/16 (NPFGC-FGIC)	1,200,000	1,335,960
5.00%, 04/01/21 (AMBAC)	840,000	892,156
5.00%, 04/01/27	6,485,000	6,656,723
Series H
5.00%, 01/01/20 (NPFGC)	1,500,000	1,629,120

Security	Principal	Value
5.00%, 01/01/21 (NPFGC)	$3,400,000	$3,652,076
5.00%, 01/01/22 (NPFGC-FGIC)	1,280,000	1,356,672
5.00%, 01/01/23 (NPFGC-FGIC)	720,000	755,654
New York State Thruway Authority RB Miscellaneous Revenue
5.00%, 04/01/13	350,000	375,428
5.00%, 04/01/14	1,080,000	1,182,265
5.00%, 04/01/15	1,065,000	1,181,053
5.00%, 04/01/18	250,000	279,265
5.00%, 04/01/19	500,000	556,650
Series B
5.00%, 04/01/19	3,300,000	3,681,678
5.00%, 04/01/20	2,000,000	2,197,440
New York State Thruway Authority RB Transit Revenue
Series A
5.00%, 03/15/18	500,000	576,950
5.00%, 03/15/26	1,700,000	1,784,915
New York State Urban Development Corp. RB Income Tax Revenue
5.00%, 12/15/17	200,000	230,934
5.00%, 12/15/18	2,300,000	2,664,021
Series A-1
5.00%, 12/15/18	310,000	359,064
Series B
5.00%, 03/15/32	1,000,000	1,007,760
Series B-1
5.00%, 03/15/28	250,000	260,068
5.00%, 03/15/36	2,000,000	1,969,060
New York State Urban Development Corp. RB Miscellaneous Revenue
Series D
5.00%, 01/01/16	935,000	1,041,394
5.25%, 01/01/20	1,000,000	1,113,980
5.25%, 01/01/21	500,000	549,450
5.50%, 01/01/19	1,515,000	1,734,554
5.63%, 01/01/28	800,000	841,048
Port Authority of New York & New Jersey RB Port Airport & Marina Revenue
4.50%, 11/15/34 (AMBAC)	205,000	189,342
4.50%, 01/15/36 (GOI)	255,000	232,886
4.50%, 09/15/39 (GOI)	750,000	666,232

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
4.75%, 07/15/31 (GOI)	$1,870,000	$1,819,903
4.75%, 07/15/33 (GOI)	285,000	271,762
5.00%, 07/15/33 (GOI)	2,250,000	2,258,572
5.00%, 09/15/36 (GOI)	2,500,000	2,467,975
5.00%, 07/15/38 (GOI)	125,000	122,256
5.00%, 03/15/39 (GOI)	1,690,000	1,642,781
Series 5
5.38%, 03/01/28 (GOI)	2,000,000	2,106,920
Sales Tax Asset Receivable Corp. RB Sales Tax Revenue
Series A
5.00%, 10/15/23 (NPFGC)	495,000	528,972
5.00%, 10/15/24 (NPFGC)	230,000	244,023
5.00%, 10/15/29 (AMBAC)	850,000	861,483
5.00%, 10/15/32 (AMBAC)	3,235,000	3,258,292
5.25%, 10/15/18 (NPFGC)	500,000	554,175
5.25%, 10/15/27 (AMBAC)	1,000,000	1,048,750
State of New York GO
Series A
5.00%, 02/15/39	1,045,000	1,044,979
Series C
3.00%, 02/01/16	535,000	560,814
5.00%, 04/15/13	250,000	271,353
5.00%, 04/15/14	500,000	556,860
Triborough Bridge & Tunnel Authority RB Highway Revenue Tolls
5.00%, 11/15/37 (GOI)	5,450,000	5,354,952
Series A
5.00%, 11/15/35	3,000,000	2,970,360
Series B
5.00%, 11/15/32 (GOI)	9,150,000	9,165,646
Series D
5.00%, 11/15/26	1,000,000	1,028,930
5.00%, 11/15/31	3,000,000	3,030,390
Series Y
5.50%, 01/01/17 (GOI)	1,000,000	1,135,030

		351,416,988
NORTH CAROLINA – 1.48%
City of Charlotte RB Sewer Revenue
5.00%, 07/01/38	1,500,000	1,521,990

Security	Principal	Value
County of Mecklenburg GO
Series C
5.00%, 02/01/14	$750,000	$835,133
County of Wake GO
Series C
5.00%, 03/01/25	1,550,000	1,766,535
North Carolina Eastern Municipal Power Agency RB Electric Power & Light Revenues
Series A
5.00%, 01/01/21	3,000,000	3,152,160
Series B
5.00%, 01/01/26	2,000,000	1,964,920
6.00%, 01/01/22	390,000	444,405
Series D
5.50%, 01/01/14	700,000	765,499
North Carolina Municipal Power Agency No. 1 RB Electric Power & Light Revenues
Series B
5.00%, 01/01/21	2,500,000	2,739,125
Raleigh Durham Airport Authority RB Port Airport & Marina Revenue
Series A
5.00%, 05/01/32	630,000	632,715
State of North Carolina GO
5.00%, 03/01/11	1,200,000	1,200,468
5.00%, 03/01/12	7,485,000	7,831,181
Series B
5.00%, 04/01/12	1,000,000	1,049,710
5.00%, 06/01/19	1,000,000	1,179,660
State of North Carolina RB Federal Grant Revenue
5.00%, 03/01/11	950,000	950,371
State of North Carolina RB Miscellaneous Revenue
Series A
5.00%, 05/01/29 (SAP)	1,500,000	1,570,710
University of North Carolina at Chapel Hill RB College & University Revenue
5.00%, 12/01/36	1,540,000	1,550,410

		29,154,992

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
OHIO – 0.98%
Cincinnati City School District GO
5.25%, 12/01/25 (NPFGC-FGIC)	$20,000	$21,923
City of Columbus RB Sewer Revenue
Series A
5.00%, 06/01/27	1,500,000	1,566,285
5.00%, 06/01/31	4,830,000	4,932,348
Ohio State Turnpike Commission RB Highway Revenue Tolls
Series A
5.00%, 02/15/31	1,500,000	1,517,265
State of Ohio GO
5.00%, 08/01/11 (NPFGC)	1,365,000	1,392,041
Series A
5.38%, 09/01/28	1,970,000	2,087,195
State of Ohio RB Highway Revenue Tolls
Series 2008-1
5.00%, 06/15/16	800,000	907,928
5.75%, 06/15/19	5,000,000	5,847,050
State of Ohio RB Lease Appropriation
Series II-A
5.00%, 08/01/11 (AMBAC)	1,000,000	1,019,650

		19,291,685

OKLAHOMA – 0.15%
Grand River Dam Authority RB Electric Power & Light Revenues
6.25%, 06/01/11 (AMBAC)	1,255,000	1,271,779
Series A
5.00%, 06/01/12 (AGM)	1,000,000	1,052,510
Oklahoma Municipal Power Authority RB Electric Power & Light Revenues
Series A
4.50%, 01/01/17 (NPFGC-FGIC)	750,000	638,243

		2,962,532

OREGON – 1.01%
City of Portland RB Sewer Revenue
Series A
5.00%, 06/01/14 (NPFGC)	2,850,000	3,172,734
5.00%, 03/01/35	1,000,000	1,002,870

Security	Principal	Value
Oregon State Department of Administrative Services RB Miscellaneous Revenue
5.00%, 09/01/11 (AGM)	$6,850,000	$7,012,345
Series A
5.00%, 04/01/13 (AGM)	1,500,000	1,623,720
Oregon State Department of Transportation RB Fuel Sales Tax Revenue
Series A
4.50%, 11/15/32	3,725,000	3,560,541
State of Oregon GO
Series A
4.50%, 08/01/32	3,665,000	3,620,214

		19,992,424

PENNSYLVANIA – 2.45%
City of Philadelphia GO
Series 2001
5.25%, 09/15/25 (PR 03/15/11)
(AGM)	500,000	501,165
City of Philadelphia RB Port Airport & Marina Revenue
Series A
5.00%, 06/15/40	500,000	467,220
City of Philadelphia RB Water Revenue
5.25%, 12/15/14 (AMBAC)	2,000,000	2,207,380
Series B
4.75%, 11/01/31 (AMBAC)	300,000	283,728
Commonwealth of Pennsylvania GO
5.00%, 07/01/19	475,000	551,898
5.00%, 07/01/20	1,355,000	1,573,697
5.00%, 07/01/21	500,000	577,975
5.25%, 07/01/15	1,800,000	2,063,052
First Series
5.00%, 10/01/26	1,085,000	1,147,778
Second Series
5.00%, 07/01/11 (NPFGC)	500,000	507,980
5.00%, 07/01/13 (NPFGC-FGIC)	3,300,000	3,607,923
5.00%, 01/01/20 (PR 01/01/16)	3,500,000	4,043,375
Series A
5.00%, 02/15/14	750,000	832,852

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
5.00%, 07/15/17	$725,000	$839,180
5.00%, 08/01/18	1,000,000	1,142,800
5.00%, 05/01/19	2,600,000	3,020,836
5.00%, 05/01/20	755,000	876,608
5.00%, 05/01/21	1,500,000	1,713,135
Third Series
5.00%, 09/01/13	625,000	686,825
5.00%, 09/01/14 (AGM)	1,250,000	1,404,400
County of Chester GO
5.00%, 07/15/28	1,410,000	1,496,095
Delaware River Port Authority RB
Highway Revenue Tolls
Series D
5.00%, 01/01/35	500,000	491,080
Delaware Valley Regioinal Financial
Authority RB
Miscellaneous Revenue
5.50%, 07/01/12	2,900,000	3,035,256
Series A
5.50%, 08/01/28 (AMBAC)	225,000	228,528
Pennsylvania Turnpike Commission
RB Highway Revenue Tolls
Series A-1
5.00%, 06/01/38 (AGM)	500,000	465,525
Series B
5.00%, 12/01/18	1,905,000	2,124,570
5.00%, 12/01/24	500,000	516,180
5.25%, 06/01/24	575,000	589,001
5.25%, 06/01/39	4,780,000	4,556,583
5.75%, 06/01/39	250,000	253,418
Series D
5.13%, 12/01/40	2,100,000	1,956,129
Pennsylvania Turnpike Commission
RB Miscellaneous Revenue
5.00%, 07/15/41 (PR 07/15/11)
(AMBAC)	1,200,000	1,233,264
State Public School Building
Authority RB Lease Appropriation
5.25%, 06/01/26 (PR 06/01/13)
(AGM)	1,000,000	1,098,740
5.50%, 06/01/28 (AGM)	470,000	499,727

Security	Principal	Value
State Public School Building
Authority RB Lease Revenue
Series A
5.00%, 06/01/31 (AGM)	$1,800,000	$1,803,438

		48,397,341

PUERTO RICO – 5.40%
Commonwealth of Puerto Rico GO
5.50%, 07/01/13 (FGIC)	550,000	583,490
5.50%, 07/01/16 (AGM)	200,000	216,286
Series A
5.00%, 07/01/14 (AGM)	1,100,000	1,175,416
5.00%, 07/01/16 (AGM)	230,000	243,218
5.00%, 07/01/23	1,000,000	951,250
5.00%, 07/01/29	775,000	706,320
5.25%, 07/01/24	1,000,000	962,340
5.50%, 07/01/17 (XLCA)	900,000	940,536
5.50%, 07/01/17	1,000,000	1,045,040
5.50%, 07/01/18	2,785,000	2,892,891
5.50%, 07/01/19 (NPFGC)	1,000,000	1,036,800
Series B
5.25%, 07/01/17	1,780,000	1,828,202
5.75%, 07/01/38	4,225,000	3,944,206
5.88%, 07/01/36	2,000,000	1,909,920
Government Development Bank for
Puerto Rico RB
Miscellaneous Revenue
Series B
5.00%, 12/01/11	225,000	231,122
5.00%, 12/01/13	300,000	316,377
5.00%, 12/01/14	1,300,000	1,376,596
5.00%, 12/01/15	1,460,000	1,513,640
Puerto Rico Commonwealth
Aqueduct & Sewer Authority RB
Water Revenue
Series A
6.00%, 07/01/38	5,620,000	5,248,743
Puerto Rico Electric Power Authority
RB Electric Power &
Light Revenues
Series II
5.13%, 07/01/26 (PR 07/01/12)
(AGM)	620,000	664,714

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Series TT
5.00%, 07/01/32	$2,000,000	$1,767,480
5.00%, 07/01/37	4,100,000	3,469,666
Series V
5.25%, 07/01/30 (NPFGC-FGIC)	2,500,000	2,350,850
Series WW
5.25%, 07/01/33	1,500,000	1,352,205
5.50%, 07/01/38	4,820,000	4,377,861
Series XX
5.25%, 07/01/40	1,500,000	1,302,915
Series ZZ
5.25%, 07/01/19	1,000,000	1,061,980
5.25%, 07/01/26	1,000,000	968,200
Puerto Rico Highway &
Transportation Authority RB Fuel
Sales Tax Revenue
Series J
5.13%, 07/01/43 (PR 07/01/14)	200,000	226,408
Series X
5.50%, 07/01/15	200,000	211,518
Puerto Rico Highway &
Transportation Authority RB
Highway Revenue Tolls
Series CC
5.25%, 07/01/36 (AGM)	2,035,000	1,887,178
5.50%, 07/01/30	500,000	482,090
Series K
5.00%, 07/01/30	700,000	634,592
5.00%, 07/01/40 (PR 07/01/15)	400,000	460,992
Series L
5.25%, 07/01/38 (AMBAC)	3,800,000	3,300,224
Series M
5.00%, 07/01/17	4,500,000	3,696,435
Series N
5.25%, 07/01/31 (AMBAC)	1,040,000	966,254
5.25%, 07/01/36 (AGM)	2,000,000	1,854,720
Puerto Rico Infrastructure Financing
Authority RB Sales Tax Revenue
Series C
5.50%, 07/01/16 (AMBAC)	1,000,000	1,066,000
5.50%, 07/01/17 (AMBAC)	2,525,000	2,676,374
5.50%, 07/01/25 (AMBAC)	4,625,000	4,534,812

Security	Principal	Value
Puerto Rico Municipal Finance
Agency GO
Series C
5.25%, 08/01/17 (AGM)	$760,000	$813,246
Puerto Rico Public Buildings
Authority RB Lease non-Terminable
Series H
5.50%, 07/01/16 (AMBAC)	1,650,000	1,722,286
Series I
5.00%, 07/01/36 (GTD)	3,000,000	2,583,660
Series P
6.25%, 07/01/26 (GTD)	1,000,000	1,032,670
6.75%, 07/01/36 (GTD)	2,500,000	2,644,900
Puerto Rico Public Buildings
Authority RB Lease Revenue
Series Q
5.50%, 07/01/37 (GTD)	310,000	285,364
Puerto Rico Public Finance Corp. RB
Miscellaneous Revenue
5.50%, 08/01/29 (PR 02/01/12)	250,000	261,558
Puerto Rico Sales Tax Financing
Corp. RB Sales Tax Revenue
0.00%, 08/01/32	2,000,000	1,617,480
Series A
0.00%, 08/01/35	5,375,000	1,079,837
0.00%, 08/01/36	4,500,000	840,330
0.00%, 08/01/43 (NPFGC)	500,000	57,065
0.00%, 08/01/44 (NPFGC)	2,000,000	211,220
0.00%, 08/01/45 (NPFGC)	1,000,000	97,530
0.00%, 08/01/46 (NPFGC)	7,750,000	699,903
0.00%, 08/01/47 (AMBAC)	5,000,000	417,950
0.00%, 08/01/54 (AMBAC)	30,250,000	1,499,190
4.38%, 08/01/20	215,000	219,715
5.00%, 08/01/18	220,000	239,576
5.25%, 08/01/27	1,430,000	1,406,777
5.38%, 08/01/39	3,000,000	2,764,680
5.50%, 02/01/20	1,250,000	1,168,700
5.50%, 08/01/23	520,000	543,972
5.50%, 08/01/28	470,000	466,339
5.50%, 08/01/37	345,000	325,746
5.75%, 08/01/37	4,000,000	3,951,600
6.00%, 08/01/19	9,625,000	9,570,522

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Series C
0.00%, 08/01/38	$7,500,000	$1,214,400
5.13%, 08/01/20 (AGM)	1,360,000	1,282,126
5.25%, 08/01/20	1,250,000	1,125,975

		106,580,178

RHODE ISLAND – 0.10%
Rhode Island Convention Center
Authority RB
Miscellaneous Revenue
Series B
5.25%, 05/15/15 (NPFGC)	500,000	529,155
Rhode Island Economic Development
Corp. RB Federal Grant Revenue
Series A
5.25%, 06/15/19 (AGM)	1,200,000	1,366,992

		1,896,147

SOUTH CAROLINA – 1.47%
Greenville County School District RB
Lease Appropriation
5.00%, 12/01/27	1,000,000	1,009,880
5.50%, 12/01/28 (PR 12/01/12)	8,000,000	8,764,160
Piedmont Municipal Power Agency
RB Electric Power &
Light Revenues
Series A-2
5.00%, 01/01/22	1,000,000	1,047,450
South Carolina State Public Service
Authority RB Electric Power &
Light Revenues
Series A
5.00%, 01/01/17 (NPFGC)	550,000	631,048
5.50%, 01/01/38	3,800,000	3,939,194
Series B
5.00%, 01/01/22 (NPFGC)	1,315,000	1,399,673
Series D
5.00%, 01/01/21 (AGM)	2,700,000	2,860,299
Series E
5.00%, 01/01/40	1,750,000	1,736,665
South Carolina State Public Service
Authority RB Miscellaneous Revenue
Series A
5.00%, 01/01/20 (AMBAC)	6,010,000	6,416,637

Security	Principal	Value
South Carolina Transportation
Infrastructure Bank RB
Transit Revenue
Series A
5.13%, 10/01/31 (PR 10/01/11)
(AMBAC)	$160,000	$164,366
State of South Carolina GO
Series A
4.00%, 04/01/22	1,000,000	1,048,560

		29,017,932

TENNESSEE – 0.56%
City of Memphis GO
5.00%, 10/01/15 (NPFGC)	1,250,000	1,415,775
Series D
5.00%, 07/01/21	1,000,000	1,138,680
City of Memphis RB Electric Power &
Light Revenues
5.00%, 12/01/14	1,575,000	1,769,229
5.00%, 12/01/15	300,000	340,617
Series A
5.00%, 12/01/11 (NPFGC)	1,500,000	1,551,555
5.00%, 12/01/12 (NPFGC)	935,000	1,003,591
5.00%, 12/01/13 (NPFGC)	500,000	551,360
5.00%, 12/01/15 (PR 12/01/13)
(NPFGC)	300,000	331,983
County of Shelby GO
Series A
5.00%, 04/01/14 (AMBAC)	300,000	334,398
Metropolitan Government of
Nashville & Davidson County GO
5.00%, 01/01/20	1,000,000	1,132,090
Metropolitan Government of
Nashville & Davidson County RB
Water Revenue
5.20%, 01/01/13 (NPFGC-FGIC)	395,000	417,930
State of Tennessee GO
Series C
5.00%, 09/01/12	1,000,000	1,066,750

		11,053,958

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
TEXAS – 7.05%
City of Austin RB Water Revenue
Series A
5.00%, 11/15/39	$1,000,000	$993,890
City of Brownsville RB Multiple
Utility Revenue
Series A
5.00%, 09/01/31 (AMBAC)	500,000	491,810
City of Dallas GOL
Series A
5.00%, 02/15/18	1,600,000	1,854,416
5.00%, 02/15/20	650,000	753,279
City of Dallas RB Water Revenue
5.00%, 10/01/14 (AMBAC)	275,000	309,504
5.00%, 10/01/15 (AMBAC)	1,200,000	1,368,768
5.00%, 10/01/17 (AMBAC)	750,000	869,205
5.00%, 10/01/39	850,000	855,109
City of Houston GOL
Series A
5.00%, 03/01/12 (NPFGC)	2,000,000	2,089,720
5.00%, 03/01/27	1,000,000	1,038,070
5.25%, 03/01/28	1,235,000	1,293,922
City of Houston RB Multiple
Utility Revenue
Series A
5.25%, 11/15/17 (AGM)	825,000	961,067
City of Houston RB Port Airport &
Marina Revenue
Series A
5.50%, 07/01/34	750,000	756,248
5.50%, 07/01/39	1,485,000	1,485,772
City of Houston RB Water Revenue
Series A
5.00%, 11/15/36 (AGM)	4,500,000	4,448,295
5.13%, 05/15/28 (NPFGC)	1,000,000	1,015,210
5.25%, 05/15/14 (NPFGC)	1,210,000	1,354,534
6.00%, 11/15/36 (AGM)	1,000,000	1,083,410
Series C
5.00%, 11/15/18	750,000	862,552
City of San Antonio RB Electric
Power & Light Revenues
5.00%, 02/01/32 (PR 02/01/17)	40,000	46,619
5.00%, 02/01/32	5,295,000	5,378,873

Security	Principal	Value
5.38%, 02/01/14	$1,000,000	$1,118,990
5.38%, 02/01/16	2,000,000	2,077,240
Series A
5.00%, 02/01/24	3,150,000	3,337,897
City of San Antonio RB
Water Revenue
4.50%, 05/15/37 (NPFGC-FGIC)	1,300,000	1,179,100
County of Fort Bend GOL
4.75%, 03/01/31 (NPFGC)	1,485,000	1,475,511
County of Harris GO
Series B
5.00%, 10/01/25	4,000,000	4,224,160
County of Harris GOL
5.25%, 10/01/24 (PR 10/01/14)	785,000	892,859
5.25%, 10/01/24	2,215,000	2,363,826
County of Harris RB Highway
Revenue Tolls
Series A
5.00%, 08/15/38	1,000,000	978,060
Cypress-Fairbanks Independent
School District GO
5.00%, 02/15/30 (PSF)	4,000,000	4,171,480
5.00%, 02/15/35 (PSF)	1,200,000	1,216,644
Dallas Area Rapid Transit RB Sales
Tax Revenue
5.00%, 12/01/36 (AMBAC)	4,735,000	4,721,032
Dallas Independent School
District GO
Series A
5.00%, 08/15/25 (PSF)	700,000	726,320
5.00%, 08/15/28 (PSF)	6,500,000	6,621,550
Dallas-Fort Worth International
Airport Facilities Improvement
Corp. RB Port Airport &
Marina Revenue
Series A
5.00%, 11/01/20	1,000,000	914,160
Duncanville Independent School
District GO
Series B
5.25%, 02/15/32 (PR 02/15/12)
(PSF)	1,000,000	1,045,760

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Klein Independent School District GO
Series A
5.00%, 08/01/38 (PSF)	$240,000	$242,064
Lower Colorado River Authority RB
Electric Power & Light Revenues
5.00%, 05/15/12	200,000	210,228
5.00%, 05/15/13	595,000	644,296
5.00%, 05/15/40	1,500,000	1,405,920
5.25%, 01/01/15	410,000	468,995
Series A
5.00%, 05/15/35	2,000,000	1,902,820
North East Independent School
District GO
5.25%, 02/01/27 (PSF)	30,000	33,854
North Texas Municipal Water District
RB Water Revenue
5.00%, 09/01/31 (NPFGC)	1,500,000	1,519,425
5.00%, 09/01/38	1,700,000	1,687,420
North Texas Tollway Authority RB
Highway Revenue Tolls
5.75%, 01/01/38	3,600,000	3,380,184
Series A
6.00%, 01/01/28	500,000	524,795
Series C
5.25%, 01/01/19	3,370,000	2,969,711
Series H
5.00%, 01/01/42	275,000	289,531
Series L-2
6.00%, 01/01/38	500,000	537,860
North Texas Tollway Authority RB
Miscellaneous Revenue
Series A
5.13%, 01/01/28 (NPFGC)	12,090,000	11,961,483
Series E-3
5.75%, 01/01/38	300,000	332,202
Pharr San Juan Alamo Independent
School District GO
5.00%, 02/01/38 (PSF)	300,000	302,433
Plano Independent School
District GO
Series A
5.25%, 02/15/34	1,700,000	1,748,858

Security	Principal	Value
Round Rock Independent School
District GO
5.00%, 08/01/33	$500,000	$511,495
San Antonio Independent School
District GO
5.00%, 08/15/23 (PSF)	975,000	1,042,246
State of Texas GO
4.50%, 04/01/33	5,000,000	4,890,200
5.00%, 04/01/26	1,050,000	1,110,921
5.00%, 04/01/27	1,300,000	1,362,348
5.00%, 04/01/28	1,000,000	1,015,210
5.00%, 04/01/30	2,850,000	2,875,365
Series A
4.75%, 04/01/35	5,600,000	5,458,544
5.00%, 04/01/26	2,850,000	2,995,179
5.00%, 04/01/33	5,000,000	5,081,100
Texas Public Finance Authority RB
Miscellaneous Revenue
Series A
5.00%, 01/01/17	1,000,000	1,127,410
Texas State Transportation
Commission RB Fuel Sales
Tax Revenue
Series A
5.00%, 04/01/11	500,000	502,145
5.25%, 04/01/14	300,000	336,375
Texas State Transportation
Commission RB Highway
Revenue Tolls
5.00%, 04/01/11	2,625,000	2,636,261
5.00%, 04/01/13	1,000,000	1,085,300
5.00%, 04/01/24	2,000,000	2,161,900
5.00%, 04/01/25	500,000	535,590
5.00%, 04/01/26	1,000,000	1,062,550
5.00%, 04/01/27	4,650,000	4,885,662
Texas State Turnpike Authority RB
Highway Revenue Tolls
Series A
5.00%, 08/15/12 (AMBAC)	1,990,000	1,699,997

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Texas Water Development Board RB
Water Revenue
Series A
5.00%, 07/15/27	$250,000	$260,088

		139,172,827

UTAH – 0.51%
Intermountain Power Agency RB
Electric Power & Light Revenues
Series A
5.00%, 07/01/12	1,200,000	1,266,636
5.25%, 07/01/20	1,000,000	1,065,670
5.25%, 07/01/22	1,000,000	1,054,160
State of Utah GO
Series A
5.00%, 07/01/13	1,500,000	1,643,640
5.00%, 07/01/17	785,000	919,031
Series C
5.00%, 07/01/15	875,000	1,000,466
5.00%, 07/01/18	150,000	176,667
Utah Transit Authority RB Sales
Tax Revenue
Series A
5.00%, 06/15/28	1,275,000	1,326,268
5.00%, 06/15/32 (AGM)	1,500,000	1,525,575

		9,978,113

VIRGINIA – 0.40%
City of Richmond RB Natural
Gas Revenue
5.00%, 01/15/33 (PR 01/15/12)
(AGM)	150,000	156,035
County of Fairfax GO
Series A
5.00%, 10/01/11 (SAW)	200,000	205,540
5.00%, 10/01/13 (SAW)	1,500,000	1,657,380
Hampton Roads Sanitation District
RB Sewer Revenue
5.00%, 04/01/38	375,000	376,984
Upper Occoquan Sewage Authority
RB Sewer Revenue
Series A
5.15%, 07/01/20 (NPFGC)	1,000,000	1,145,440

Security	Principal	Value
Virginia College Building Authority RB
College & University Revenue
5.00%, 09/01/20	$900,000	$1,043,100
Virginia Public School Authority RB
Miscellaneous Revenue
5.25%, 08/01/14	1,505,000	1,698,904
Series C
5.00%, 08/01/15 (SAW)	680,000	773,731
5.00%, 08/01/19 (SAW)	750,000	872,565

		7,929,679

WASHINGTON – 2.38%
Central Puget Sound Regional Transit
Authority RB Sales Tax Revenue
Series A
5.00%, 11/01/32 (AGM)	1,400,000	1,414,140
5.00%, 11/01/36	3,150,000	3,140,739
City of Seattle RB Electric Power &
Light Revenues
Series A
5.25%, 02/01/36	1,200,000	1,222,260
County of King GOL
4.75%, 01/01/34	900,000	874,278
County of King RB Sewer Revenue
5.00%, 01/01/38	4,600,000	4,552,758
Energy Northwest RB Electric
Power & Light Revenues
Series A
5.00%, 07/01/13 (AMBAC)	355,000	387,781
5.00%, 07/01/17	3,000,000	3,462,120
5.00%, 07/01/24	675,000	715,635
5.25%, 07/01/13 (NPFGC)	170,000	186,679
5.25%, 07/01/16	580,000	673,438
5.25%, 07/01/18 (NPFGC)	150,000	164,962
5.25%, 07/01/18	125,000	146,878
5.50%, 07/01/12 (NPFGC)	2,200,000	2,343,198
5.50%, 07/01/13 (AGM)	3,000,000	3,189,000
5.50%, 07/01/13	330,000	364,280
Series C
5.00%, 07/01/14	750,000	838,612
Series D
5.00%, 07/01/11	1,000,000	1,015,960
5.00%, 07/01/12	335,000	354,571

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
King County School District No. 1
Seattle GOL
Series A
4.25%, 12/01/11 (GTD)	$200,000	$205,848
NJB Properties RB Lease Revenue
Series A
5.00%, 12/01/36 (GTD)	1,000,000	959,380
Port of Seattle RB Port Airport &
Marina Revenue
5.00%, 06/01/30	1,000,000	1,006,560
5.00%, 06/01/40	2,000,000	1,896,920
State of Washington GO
Series A
5.00%, 07/01/25	1,330,000	1,412,088
5.00%, 07/01/27	4,750,000	4,960,187
5.00%, 07/01/31	3,400,000	3,466,742
Series C
5.00%, 01/01/27	1,000,000	1,041,660
5.00%, 01/01/28	1,000,000	1,036,850
Series E
5.00%, 01/01/31 (AMBAC)	1,500,000	1,523,085
5.00%, 02/01/31	1,500,000	1,531,425
Series R
5.00%, 01/01/21 (AMBAC)	2,685,000	2,890,215

		46,978,249

WEST VIRGINIA – 0.01%
State of West Virginia GO
5.00%, 06/01/15 (NPFGC-FGIC)	200,000	225,154

		225,154

WISCONSIN – 0.78%
State of Wisconsin GO
Series 1
5.00%, 05/01/18 (NPFGC)	3,000,000	3,288,120
5.50%, 05/01/14 (NPFGC)	2,285,000	2,578,006
State of Wisconsin RB General Fund
Series A
5.38%, 05/01/25 (SAP)	2,050,000	2,194,135
5.63%, 05/01/28 (SAP)	1,470,000	1,571,592
5.75%, 05/01/33 (SAP)	2,000,000	2,109,100
6.00%, 05/01/36 (SAP)	1,250,000	1,332,075

Security	Shares or Principal	Value
State of Wisconsin RB
Transit Revenue
Series A
5.00%, 07/01/20 (AGM)	$2,000,000	$2,310,460

		15,383,488

TOTAL MUNICIPAL BONDS & NOTES
(Cost: $1,932,558,750)		1,925,140,163

SHORT-TERM INVESTMENTS – 1.20%

MONEY MARKET FUNDS – 1.20%
BlackRock Liquidity Funds – MuniFund, Institutional Shares 0.12%[a,b]	23,796,891	23,796,891

		23,796,891

TOTAL SHORT-TERM INVESTMENTS
(Cost: $23,796,891)		23,796,891

TOTAL INVESTMENTS IN SECURITIES – 98.81%
(Cost: $1,958,427,226)		1,951,025,654

Other Assets, Less Liabilities – 1.19%		23,540,007

NET ASSETS – 100.00%		$1,974,565,661

COP – Certificates of Participation

GO – General Obligation

GOI – General Obligation of the Issuer

GOL – General Obligation Limited

GTD – Guaranteed by the Commonwealth, County or State

PR – Prerefunded

PSF – Permanent School Fund

RB – Revenue Bond

SAP – Subject to Appropriations

SAW – State Aid Withholding

SO – Special Obligation

ST – Special Tax

TA – Tax Allocation

Insured by:

AGM – Assured Guaranty Municipal Corp.

AMBAC – Ambac Financial Group Inc.

BHAC – Berkshire Hathaway Assurance Corp.

CIFG – CDC IXIS Financial Guaranty

FGIC – Financial Guaranty Insurance Co.

NPFGC – National Public Finance Guarantee Corp.

XLCA – XL Capital Assurance Inc.

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
MUNICIPAL BONDS & NOTES – 98.67%

ALABAMA – 0.44%
Alabama Public School & College
Authority RB Sales Tax Revenue
5.00%, 12/01/11	$250,000	$258,678
Series A
5.00%, 05/01/14	500,000	553,085
Birmingham Water Works Board RB
Water Revenue
Series B
5.00%, 01/01/43 (PR 01/01/13)
(NPFGC)	900,000	971,199

		1,782,962

ARIZONA – 1.50%
Arizona School Facilities Board COP
Lease Appropriation
Series A
5.00%, 09/01/13 (NPFGC)	260,000	277,298
5.25%, 09/01/17 (PR 03/01/13)
(NPFGC)	675,000	734,866
Arizona School Facilities Board RB
Miscellaneous Taxes
5.50%, 07/01/17 (PR 07/01/11)	500,000	508,815
Arizona Transportation Board RB Fuel
Sales Tax Revenue
Series A
5.00%, 07/01/11	350,000	355,477
Phoenix Civic Improvement Corp. RB
Sales Tax Revenue
5.00%, 07/01/15 (AMBAC)	1,250,000	1,369,750
5.25%, 07/01/12 (AMBAC)	310,000	327,428
Salt River Project Agricultural
Improvement & Power District COP
Lease Renewal
5.00%, 12/01/14 (NPFGC)	500,000	542,980
Salt River Project Agricultural
Improvement & Power District RB
Electric Power & Light Revenues
Series B
4.00%, 01/01/15	820,000	890,471

Security	Principal	Value
Series C
5.00%, 01/01/12	$1,000,000	$1,038,610

		6,045,695

CALIFORNIA – 19.53%
Bay Area Toll Authority RB Highway
Revenue Tolls
Series F
5.00%, 04/01/15	860,000	960,147
California State Department of Water
Resources RB Electric Power &
Light Revenues
Series A
5.13%, 05/01/18 (PR 05/01/12)	725,000	771,262
5.25%, 05/01/11 (AGM)	825,000	832,013
5.25%, 05/01/12 (NPFGC)	1,580,000	1,665,889
5.25%, 05/01/20 (PR 05/01/12)	1,325,000	1,413,112
5.38%, 05/01/17 (PR 05/01/12)
(XLCA)	1,300,000	1,388,348
5.38%, 05/01/18 (PR 05/01/12)
(AMBAC)	1,980,000	2,114,561
5.38%, 05/01/22 (PR 05/01/12)	1,160,000	1,238,834
5.50%, 05/01/13 (PR 05/01/12)
(AMBAC)	265,000	283,396
5.50%, 05/01/13 (AMBAC)	135,000	143,473
5.50%, 05/01/14 (PR 05/01/12)
(AMBAC)	510,000	545,404
5.50%, 05/01/16 (PR 05/01/12)
(AMBAC)	4,295,000	4,593,159
5.75%, 05/01/17 (PR 05/01/12)	1,600,000	1,715,760
5.88%, 05/01/16 (PR 05/01/12)	300,000	322,146
6.00%, 05/01/13 (PR 05/01/12)	700,000	752,696
6.00%, 05/01/15 (PR 05/01/12)	300,000	322,584
Series L
2.00%, 05/01/12	500,000	508,180
4.00%, 05/01/15	100,000	107,791
5.00%, 05/01/15	2,645,000	2,958,644
Series M
5.00%, 05/01/15	1,500,000	1,677,870

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
California Statewide Communities
Development Authority RB
Miscellaneous Revenue
4.00%, 06/15/13	$315,000	$325,924
5.00%, 06/15/13	5,795,000	6,124,678
City of Vernon RB Electric Power &
Light Revenues
Series A
3.75%, 08/01/13	355,000	363,133
5.25%, 08/01/14	150,000	160,410
Desert Sands Unified School District GO
5.00%, 06/01/29 (PR 06/01/14)
(AGM)	400,000	449,448
East Bay Municipal Utility District RB
Water Revenue
5.00%, 06/01/26 (PR 06/01/11)
(NPFGC)	950,000	961,447
Grossmont-Cuyamaca Community
College District GO
Series B
5.00%, 08/01/29 (PR 08/01/15)
(FGIC)	1,000,000	1,150,360
Los Angeles Department of Water &
Power RB Electric Power &
Light Revenues
Series A
5.00%, 07/01/13 (NPFGC)	375,000	408,255
Los Angeles Unified School District GO
5.75%, 07/01/14 (NPFGC)	400,000	447,416
Series A
5.00%, 07/01/13 (NPFGC)	625,000	673,788
5.00%, 07/01/22 (PR 07/01/13)
(AGM)	500,000	549,230
5.00%, 07/01/23 (PR 07/01/13)
(AGM)	2,500,000	2,746,150
5.00%, 07/01/24 (PR 07/01/13)
(AGM)	285,000	313,061
5.00%, 01/01/28 (PR 07/01/13)
(NPFGC)	250,000	274,615
Series E
5.13%, 07/01/22 (PR 07/01/12)
(NPFGC)	530,000	562,881

Security	Principal	Value
Series F
5.00%, 07/01/25 (PR 07/01/13)
(FGIC)	$725,000	$796,384
5.00%, 01/01/28 (PR 07/01/13)
(FGIC)	500,000	549,230
Series KY
5.00%, 07/01/14	1,050,000	1,150,590
Orange County Public Financing
Authority RB Lease Abatement
5.00%, 07/01/11 (NPFGC)	500,000	507,680
Sacramento County Sanitation Districts
Financing Authority RB
Sewer Revenue
5.00%, 12/01/35 (PR 12/01/14)
(AMBAC)	500,000	569,670
San Diego Public Facilities Financing
Authority RB Sewer Revenue
Series B
5.00%, 05/15/15	375,000	416,610
Southern California Public Power
Authority RB Electric Power &
Light Revenues
0.00%, 07/01/15 (NPFGC)	500,000	434,785
6.75%, 07/01/11	230,000	234,883
Series A-2003-1
5.00%, 07/01/33 (PR 07/01/13)
(AMBAC)	605,000	664,568
State of California GO
4.00%, 08/01/14	1,000,000	1,062,290
4.00%, 08/01/15	200,000	212,844
5.00%, 03/01/12	2,250,000	2,337,525
5.00%, 05/01/12	500,000	522,395
5.00%, 02/01/13	250,000	266,450
5.00%, 03/01/13	950,000	1,014,524
5.00%, 03/01/14	2,300,000	2,503,849
5.00%, 03/01/14 (NPFGC-FGIC)	500,000	544,315
5.00%, 05/01/14	500,000	545,650
5.00%, 08/01/14	320,000	350,451
5.00%, 03/01/15	750,000	825,330
5.00%, 04/01/15	500,000	550,880
5.00%, 06/01/15	200,000	220,880
5.00%, 11/01/15	1,000,000	1,109,900
5.00%, 02/01/29 (PR 02/01/14)	600,000	669,288

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
5.00%, 02/01/33 (PR 02/01/14)	$1,165,000	$1,299,534
5.13%, 11/01/11	2,715,000	2,790,531
5.13%, 06/01/31 (PR 06/01/11)	375,000	379,639
5.25%, 02/01/14	100,000	107,844
5.25%, 04/01/29 (PR 04/01/14)	1,000,000	1,129,220
5.50%, 03/01/13 (NPFGC-FGIC)	200,000	200,762
5.50%, 04/01/28 (PR 04/01/14)	500,000	568,405
Series A
3.50%, 07/01/11	150,000	151,404
5.00%, 07/01/11	1,300,000	1,318,798
5.00%, 07/01/11 (NPFGC)	750,000	761,911
5.00%, 07/01/12 (NPFGC)	1,305,000	1,379,813
5.00%, 07/01/15 (PR 07/01/14)	250,000	282,693
5.00%, 07/01/15 (NPFGC)	1,000,000	1,089,370
5.25%, 07/01/12	1,155,000	1,217,058
5.25%, 07/01/13	715,000	775,939
5.25%, 07/01/13 (NPFGC)	255,000	279,111
5.25%, 07/01/14 (NPFGC-FGIC)	1,500,000	1,662,945
5.25%, 07/01/14	1,720,000	1,940,554
Series B
3.50%, 07/01/14	600,000	622,428
5.00%, 07/01/14	500,000	542,665
5.00%, 07/01/23 (PR 03/01/11)	1,000,000	1,000,390
5.00%, 07/01/23 (PR 07/01/11)	475,000	482,567
University of California RB College &
University Revenue
Series A
5.00%, 05/15/11 (AMBAC)	130,000	131,281
5.00%, 05/15/13 (AMBAC)	810,000	879,619

		78,881,517

COLORADO – 1.16%
City & County of Denver RB Sales
Tax Revenue
Series A
5.00%, 09/01/20 (PR 03/01/11)
(AGM)	120,000	120,047
Colorado Department of Transportation
RB Highway Revenue Tolls
Series B
5.00%, 12/15/13 (NPFGC-FGIC)	410,000	453,681

Security	Principal	Value
Colorado Department of Transportation
RB Transit Revenue
Series B
5.00%, 06/15/11 (NPFGC)	$1,550,000	$1,571,530
5.50%, 06/15/13 (NPFGC)	1,455,000	1,603,832
5.50%, 06/15/15 (NPFGC)	800,000	922,960

		4,672,050

CONNECTICUT – 2.18%
State of Connecticut GO
Series A
3.50%, 01/01/14	500,000	520,610
5.00%, 01/01/14	3,715,000	4,101,583
Series C
5.00%, 12/01/15	500,000	569,355
5.50%, 12/15/12	175,000	190,061
5.50%, 12/15/14	420,000	480,320
Series D
5.00%, 01/01/14	1,000,000	1,104,060
5.13%, 11/15/18 (PR 11/15/11)	450,000	465,106
Series E
5.50%, 11/15/12	1,000,000	1,082,300
State of Connecticut ST Sales
Tax Revenue
Series 1
5.00%, 02/01/14	265,000	292,799

		8,806,194

DISTRICT OF COLUMBIA – 0.34%
District of Columbia GO
Series B
5.50%, 06/01/11 (AGM)	285,000	288,774
District of Columbia RB Income
Tax Revenue
Series C
5.00%, 12/01/12	580,000	622,740
5.00%, 12/01/13	400,000	441,320

		1,352,834

FLORIDA – 2.78%
City of Gainesville RB Multiple
Utility Revenue
Series A
5.00%, 10/01/35 (PR 10/01/15)
(AGM)	1,075,000	1,242,367

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
County of Miami-Dade RB
Water Revenue
Series B
5.00%, 10/01/14 (AGM)	$1,000,000	$1,107,190
Florida Hurricane Catastrophe
Fund Finance Corp. RB
Miscellaneous Revenue
Series A
5.00%, 07/01/13	1,485,000	1,565,101
5.00%, 07/01/15	1,945,000	2,076,832
Florida State Board of Education GO
Series A
5.00%, 01/01/15	570,000	638,075
Florida State Board of Education RB
Miscellaneous Revenue
Series A
5.00%, 07/01/12 (NPFGC)	300,000	316,263
Florida State Department of
Environmental Protection RB Sales
Tax Revenue
Series D
5.00%, 07/01/13	1,500,000	1,627,965
Florida State Department of
Transportation RB Highway
Revenue Tolls
5.25%, 07/01/11 (AGM)	215,000	218,421
JEA RB Electric Power & Light Revenues
Issue 2, Series 17
5.25%, 10/01/11	1,350,000	1,387,894
Tampa Bay Water RB Water Revenue
6.00%, 10/01/24 (PR 10/01/11)
(FGIC)	1,000,000	1,033,420

		11,213,528

GEORGIA – 3.33%
City of Atlanta RB Port Airport &
Marina Revenue
Series B
5.00%, 01/01/15	500,000	540,350
Georgia State Road & Tollway Authority
RB Highway Revenue Tolls
5.00%, 06/01/12 (NPFGC)	1,000,000	1,053,310

Security	Principal	Value
5.00%, 06/01/13 (NPFGC)	$350,000	$380,012
5.00%, 06/01/14 (NPFGC)	1,000,000	1,110,530
Henry County School District GO
Series A
5.00%, 04/01/12 (SAW)	2,775,000	2,910,448
Municipal Electric Authority of Georgia
RB Electric Power & Light Revenues
Series B
5.00%, 01/01/16	100,000	111,475
Richmond County Board of
Education GO
5.00%, 10/01/11 (SAW)	4,625,000	4,752,280
State of Georgia GO
Series B
5.00%, 05/01/19 (PR 05/01/12)	1,020,000	1,074,529
5.00%, 05/01/20 (PR 05/01/12)	400,000	421,384
Series C
5.50%, 07/01/12	500,000	533,245
5.50%, 07/01/14	500,000	570,385

		13,457,948

HAWAII – 1.10%
City & County of Honolulu RB Sewer
Revenue
Senior Series 2001
5.13%, 07/01/31 (PR 07/01/11)
(AMBAC)	500,000	508,180
State of Hawaii GO
Series DG
5.00%, 07/01/12 (AMBAC)	1,450,000	1,534,709
5.00%, 07/01/13 (AMBAC)	1,135,000	1,239,806
5.00%, 07/01/14 (AMBAC)	1,030,000	1,151,694

		4,434,389

ILLINOIS – 2.70%
Chicago Board of Education GO
Series C
5.00%, 12/01/31 (PR 12/01/11)
(AGM)	550,000	569,338
City of Chicago GO
Series A
5.00%, 01/01/15 (AGM)	545,000	580,785
5.00%, 01/01/34 (PR 01/01/14)
(AGM)	1,200,000	1,334,136

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
City of Chicago RB Port Airport &
Marina Revenue
Series B
5.25%, 01/01/14 (NPFGC-FGIC)	$500,000	$533,785
5.25%, 01/01/15 (NPFGC-FGIC)	750,000	804,847
City of Chicago RB Water Revenue
5.00%, 11/01/31 (PR 11/01/11)
(AMBAC)	550,000	567,045
County of Cook GO
Series C
5.00%, 11/15/12	250,000	263,920
Illinois State Toll Highway Authority RB
Highway Revenue Tolls
Series A
5.50%, 01/01/14 (AGM)	700,000	754,635
5.50%, 01/01/15 (AGM)	500,000	543,690
Metropolitan Pier & Exposition Authority
RB Miscellaneous Taxes
0.00%, 06/15/15 (NPFGC-FGIC)	580,000	508,773
Metropolitan Pier & Exposition Authority
RB Sales Tax Revenue
5.25%, 06/15/11 (NPFGC)	695,000	704,734
State of Illinois GO
4.00%, 04/01/15	290,000	290,351
First Series
5.50%, 08/01/13 (NPFGC)	500,000	528,390
5.50%, 08/01/14 (NPFGC)	860,000	918,127
Series B
5.00%, 03/01/13	550,000	572,781
5.00%, 01/01/14	1,000,000	1,045,430
5.00%, 03/01/14	370,000	387,516

		10,908,283

INDIANA – 0.53%
Indiana Transportation Finance Authority
RB Highway Revenue Tolls
Series A
5.00%, 06/01/28 (PR 06/01/13)
(AGM)	500,000	547,930

Security	Principal	Value
Indianapolis Local Public Improvement
Bond Bank RB Water Revenue
Series A
5.25%, 07/01/33 (PR 07/01/12)
(NPFGC)	$1,500,000	$1,594,515

		2,142,445

KANSAS – 0.21%
Kansas State Department of
Transportation RB Highway
Revenue Tolls
Series A
5.00%, 09/01/12	780,000	831,737

		831,737

KENTUCKY – 0.30%
Kentucky State Property & Building
Commission RB Lease Appropriation
5.25%, 10/01/13 (AGM)	350,000	383,376
5.25%, 10/01/14 (AGM)	250,000	278,710
5.25%, 10/01/15 (AGM)	500,000	562,520

		1,224,606

LOUISIANA – 0.67%
Louisiana Public Facilities Authority RB
College & University Revenue
Series A
5.13%, 07/01/27 (PR 07/01/12)
(AMBAC)	265,000	280,887
State of Louisiana GO
Series A
5.00%, 08/01/11 (NPFGC)	800,000	815,688
5.00%, 10/15/18 (PR 10/15/14)
(AMBAC)	1,430,000	1,627,611

		2,724,186

MARYLAND – 2.15%
Maryland State Department of
Transportation RB
Miscellaneous Taxes
5.00%, 05/01/12	400,000	421,044
5.00%, 05/01/14	360,000	401,901
Maryland State Transportation Authority
RB Miscellaneous Revenue
5.00%, 03/01/13	325,000	352,378
5.00%, 03/01/14	225,000	250,760

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
State of Maryland GO
5.00%, 02/15/19 (PR 02/15/15)	$260,000	$296,291
5.25%, 03/01/12	750,000	786,578
First Series
5.00%, 03/01/15	1,595,000	1,811,186
Second Series
5.00%, 07/15/13	530,000	581,495
5.00%, 08/01/13	600,000	659,256
5.00%, 08/01/15 (PR 08/01/13)	825,000	909,455
Second Series A
5.00%, 08/01/11	500,000	509,965
5.00%, 08/01/12	230,000	244,568
Second Series B
5.00%, 08/01/14	1,285,000	1,447,668

		8,672,545

MASSACHUSETTS – 8.41%
Commonwealth of Massachusetts GO
5.00%, 03/01/21 (PR 03/01/15)
(AGM)	100,000	114,014
Series A
5.00%, 08/01/12	600,000	637,518
5.00%, 08/01/14	1,970,000	2,204,588
5.00%, 03/01/22 (PR 03/01/15)	400,000	457,232
5.00%, 03/01/23 (PR 03/01/15)
(AGM)	500,000	570,910
5.25%, 08/01/13	1,000,000	1,099,920
6.00%, 11/01/11	200,000	207,554
Series B
5.00%, 08/01/15	235,000	266,535
Series D
5.25%, 10/01/21 (PR 10/01/13)	125,000	138,726
Commonwealth of Massachusetts GOL
5.00%, 07/01/12	1,270,000	1,345,082
Series B
5.00%, 08/01/23 (PR 08/01/14)	1,700,000	1,894,038
Series C
5.00%, 05/01/12	2,000,000	2,105,140
5.00%, 09/01/12	2,825,000	3,011,196
5.00%, 01/01/15	2,000,000	2,245,200
5.00%, 09/01/25 (PR 09/01/15)	1,180,000	1,363,797
5.50%, 11/01/11 (AGM)	275,000	284,540
5.50%, 11/01/12 (AGM)	700,000	756,616

Security	Principal	Value
5.50%, 11/01/13 (FGIC)	$1,900,000	$2,117,550
5.50%, 11/01/14 (NPFGC-FGIC)	310,000	354,156
Series E
5.25%, 01/01/20 (PR 01/01/13)
(AGM)	250,000	269,960
5.50%, 01/01/15 (PR 01/01/13)	600,000	650,634
Commonwealth of Massachusetts RB
Fuel Sales Tax Revenue
Series A
5.00%, 06/01/22 (PR 06/01/12)
(FGIC)	350,000	369,359
5.38%, 06/01/20 (PR 06/01/12)
(FGIC)	500,000	530,005
5.50%, 06/01/15 (NPFGC-FGIC)	355,000	407,813
Commonwealth of Massachusetts RB
Miscellaneous Taxes
5.00%, 01/01/34 (PR 01/01/14)
(FGIC)	550,000	610,824
Commonwealth of Massachusetts SO
Miscellaneous Revenue
5.00%, 12/15/11 (AGM)	530,000	549,403
5.00%, 12/15/12 (AGM)	500,000	537,025
5.00%, 12/15/13 (AGM)	350,000	385,963
5.00%, 12/15/14 (AGM)	340,000	381,653
Massachusetts Bay Transportation
Authority RB Sales Tax Revenue
Series A
5.00%, 07/01/27 (PR 07/01/12)
(FGIC)	700,000	741,769
5.00%, 07/01/34 (PR 07/01/14)	2,000,000	2,255,200
5.25%, 07/01/12	900,000	956,079
Massachusetts School Building Authority
RB Sales Tax Revenue
Series A
5.00%, 08/15/13 (AGM)	800,000	877,128
Massachusetts State Department of
Transportation RB Highway
Revenue Tolls
Series B
5.00%, 01/01/15	1,000,000	1,095,230

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Massachusetts State Water Pollution
Abatement RB Water Revenue
Series A
5.25%, 08/01/15	$1,000,000	$1,152,680
Massachusetts Water Resources
Authority RB Water Revenue
Series D
5.50%, 08/01/11 (NPFGC)	1,000,000	1,021,920

		33,966,957

MICHIGAN – 1.36%
City of Detroit RB Sewer Revenue
Series A
5.00%, 07/01/32 (PR 07/01/13)
(AGM)	765,000	840,888
City of Detroit RB Water Revenue
Series A
5.25%, 07/01/33 (PR 07/01/11)
(FGIC)	110,000	111,688
Detroit City School District GO
Series A
5.13%, 05/01/31 (PR 05/01/12)
(AGM)	750,000	789,825
Michigan State Building Authority RB
Lease Appropriation
Series I
5.25%, 10/15/12 (AGM)	815,000	859,385
State of Michigan GO
5.50%, 12/01/13	1,000,000	1,095,250
State of Michigan RB
Miscellaneous Revenue
Series A
5.25%, 11/01/30 (PR 11/01/11)
(AGM)	1,750,000	1,807,190

		5,504,226

MINNESOTA – 1.85%
Southern Minnesota Municipal Power
Agency RB Electric Power &
Light Revenues
Series A
5.25%, 01/01/14 (AMBAC)	125,000	137,256
5.25%, 01/01/15 (AMBAC)	920,000	1,022,801

Security	Principal	Value
State of Minnesota GO
5.00%, 08/01/11	$1,000,000	$1,019,930
5.00%, 10/01/12	1,350,000	1,444,837
Series A
5.00%, 08/01/15	1,000,000	1,144,350
Series D
5.00%, 08/01/14	1,100,000	1,238,457
Series F
4.00%, 08/01/13	925,000	993,737
Series H
5.00%, 11/01/14	400,000	452,768

		7,454,136

MISSISSIPPI – 0.04%
State of Mississippi GO
Series A
5.25%, 11/01/14	150,000	169,800

		169,800

MISSOURI – 0.33%
Missouri Highway & Transportation
Commission RB Highway
Revenue Tolls
5.00%, 02/01/14	660,000	734,514
Series A
5.00%, 05/01/14	525,000	587,780

		1,322,294

NEVADA – 1.03%
Clark County School District GOL
Series B
4.00%, 06/15/11	1,300,000	1,313,715
Series C
5.00%, 06/15/22 (PR 06/15/12)
(NPFGC)	500,000	528,930
County of Clark RB Port Airport &
Marina Revenue
Series B
5.25%, 07/01/34 (PR 07/01/11)
(FGIC)	500,000	508,390
State of Nevada GOL
Series A
5.00%, 02/01/15	1,000,000	1,098,990

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Truckee Meadows Water Authority RB
Water Revenue
Series A
5.13%, 07/01/30 (PR 07/01/11)
(AGM)	$710,000	$721,616

		4,171,641

NEW JERSEY – 8.54%
New Jersey Building Authority RB
Lease Appropriation
Series B
5.00%, 06/15/13	425,000	458,779
New Jersey Economic Development
Authority RB Miscellaneous Revenue
Series A
5.00%, 05/01/12	500,000	521,180
5.00%, 05/01/13	125,000	133,060
5.25%, 06/15/15 (PR 06/15/11)
(AMBAC)	1,100,000	1,116,060
5.25%, 06/15/16 (PR 06/15/11)
(AMBAC)	500,000	507,300
5.25%, 06/15/19 (PR 06/15/11)
(AMBAC)	2,500,000	2,536,500
Series EE
5.00%, 09/01/15	1,000,000	1,078,060
Series F
5.00%, 06/15/24 (PR 06/15/13)
(FGIC)	2,750,000	3,015,457
5.00%, 06/15/28 (PR 06/15/13)	935,000	1,025,256
New Jersey Economic Development
Authority RB Tobacco & Liquor Taxes
5.00%, 06/15/13 (FGIC)	300,000	309,231
New Jersey Educational Facilities
Authority RB College &
University Revenue
Series A
5.25%, 09/01/21 (PR 09/01/12)
(AMBAC)	525,000	561,850
New Jersey State Turnpike Authority RB
Highway Revenue Tolls
5.50%, 01/01/15 (FGIC GOI)	250,000	288,303
Series A
6.00%, 01/01/14 (NPFGC)	1,225,000	1,393,572

Security	Principal	Value
Series C
6.50%, 01/01/13 (NPFGC)	$650,000	$719,745
New Jersey Transit Corp. COP
Lease Appropriation
Series A
5.25%, 09/15/14 (AMBAC)	770,000	834,303
Series B
5.50%, 09/15/12 (AMBAC)	950,000	1,004,539
New Jersey Transit Corp. COP
Lease Revenue
Series A
5.50%, 09/15/13 (AMBAC)	400,000	430,788
5.50%, 09/15/14 (AMBAC)	800,000	873,520
New Jersey Transportation
Trust Fund Authority RB Highway
Revenue Tolls
Series A
5.25%, 12/15/13 (NPFGC)	680,000	738,473
5.75%, 06/15/15	200,000	235,552
New Jersey Transportation
Trust Fund Authority RB
Miscellaneous Revenue
Series B
5.25%, 12/15/12 (NPFGC-FGIC)	250,000	266,488
5.25%, 12/15/13 (NPFGC-FGIC)	300,000	325,797
5.25%, 12/15/14 (NPFGC)	625,000	685,037
New Jersey Transportation
Trust Fund Authority RB
Transit Revenue
5.00%, 06/15/19 (PR 06/15/15)
(AGM)	145,000	166,524
Series A
5.50%, 12/15/13 (AMBAC)	425,000	464,053
5.50%, 12/15/14 (AMBAC)	1,000,000	1,103,910
Series B
5.00%, 12/15/21 (PR 12/15/11)
(NPFGC)	500,000	518,260
6.00%, 12/15/18 (PR 12/15/11)
(NPFGC)	500,000	522,235
Series C
5.00%, 06/15/12	1,780,000	1,881,798
5.25%, 06/15/16 (PR 06/15/15)
(FGIC)	135,000	156,196

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
5.25%, 06/15/18 (PR 06/15/15)
(FGIC)	$585,000	$676,851
5.50%, 06/15/19 (PR 06/15/13)	500,000	554,410
5.50%, 06/15/21 (PR 06/15/13)	500,000	554,410
5.50%, 06/15/22 (PR 06/15/13)	50,000	55,441
5.50%, 06/15/23 (PR 06/15/13)	740,000	820,527
5.75%, 12/15/12 (AGM)	500,000	542,060
Series D
5.00%, 06/15/17 (PR 06/15/15)
(AMBAC)	2,000,000	2,296,880
State of New Jersey GO
5.00%, 08/01/13	1,400,000	1,524,964
5.00%, 08/01/22 (PR 08/01/12)
(FGIC)	200,000	212,644
Series H
5.25%, 07/01/12	1,500,000	1,588,785
5.25%, 07/01/14	1,175,000	1,306,518
Series L
5.25%, 07/15/13 (AMBAC)	425,000	464,861

		34,470,177

NEW MEXICO – 0.65%
New Mexico Finance Authority RB Fuel
Sales Tax Revenue
Series A
5.25%, 06/15/15 (NPFGC)	100,000	114,519
5.25%, 06/15/21 (PR 06/15/14)
(NPFGC)	900,000	1,022,013
New Mexico Finance Authority RB
Transit Revenue
Series B
5.00%, 06/15/12 (AMBAC)	1,400,000	1,480,178

		2,616,710

NEW YORK – 14.40%
City of New York GO
Series A-1
4.00%, 08/01/14	400,000	430,868
5.00%, 08/01/12	730,000	774,705
5.00%, 08/01/13	425,000	462,927
5.00%, 08/01/14	300,000	333,096
Series B
5.00%, 08/01/13	600,000	653,544
5.00%, 08/01/14	345,000	383,060

Security	Principal	Value
Series B-1
5.00%, 09/01/15	$500,000	$563,275
Series C
5.00%, 08/01/14 (CIFG)	275,000	304,950
5.00%, 08/01/14	295,000	327,544
5.25%, 08/01/11	1,000,000	1,020,650
Series C-1
5.00%, 10/01/11	440,000	451,986
Series D
5.00%, 08/01/15	125,000	140,589
Series E
4.00%, 08/01/14	400,000	430,868
5.00%, 08/01/15	1,055,000	1,186,569
Series F-1
5.25%, 09/01/14	290,000	325,087
Series G
5.00%, 08/01/11	320,000	326,269
5.00%, 08/01/14	600,000	666,192
5.00%, 08/01/15	700,000	787,297
Series I
5.00%, 08/01/11	600,000	611,754
5.00%, 08/01/13	765,000	833,269
5.00%, 08/01/14	350,000	388,612
Series J-1
5.00%, 08/01/11	945,000	963,513
Long Island Power Authority RB Electric
Power & Light Revenues
Series 2010A
5.00%, 05/01/14	500,000	548,240
5.00%, 05/01/15	1,500,000	1,659,105
Series A
5.50%, 12/01/11 (AMBAC)	620,000	643,045
5.50%, 12/01/12 (AGM)	175,000	189,028
Series D
5.00%, 09/01/12 (NPFGC)	1,460,000	1,547,118
Series F
5.00%, 05/01/11 (NPFGC)	890,000	897,022
5.00%, 05/01/12 (NPFGC)	200,000	209,666
Metropolitan Transportation Authority
RB Miscellaneous Revenue
Series B
5.50%, 01/01/14 (NPFGC)	750,000	825,420

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Metropolitan Transportation Authority
RB Transit Revenue
5.00%, 11/15/11	$1,000,000	$1,027,710
5.00%, 11/15/13	500,000	541,185
Series A
5.00%, 11/15/11 (AGM)	250,000	257,908
5.50%, 11/15/13 (AMBAC)	1,010,000	1,100,789
5.50%, 11/15/14 (AMBAC)	2,640,000	2,927,338
Series H
5.25%, 11/15/11	500,000	515,350
New York City Municipal Water Finance
Authority RB Sewer Revenue
Series B
5.00%, 06/15/14 (AGM)	340,000	378,927
New York City Municipal Water Finance
Authority RB Water Revenue
Series D
5.00%, 06/15/11	1,000,000	1,013,900
New York City Transitional Finance
Authority RB Income Tax Revenue
Series D-2
5.00%, 11/01/12	1,225,000	1,311,693
New York City Transitional Finance
Authority RB Miscellaneous Taxes
Series A-1
5.00%, 11/01/13	1,375,000	1,514,796
5.00%, 11/01/14	675,000	757,836
New York City Transitional Finance
Authority RB Sales Tax Revenue
Series B
5.00%, 11/01/11	650,000	670,007
New York Local Government Assistance
Corp. RB Sales Tax Revenue
Series A
5.00%, 04/01/11 (GOI)	600,000	602,646
5.00%, 04/01/12 (GOI)	500,000	524,970
5.00%, 04/01/13 (GOI)	215,000	233,176
Series A-1
5.00%, 04/01/12 (AGM)	2,000,000	2,099,880

Security	Principal	Value
New York Power Authority (The) RB
Electric Power & Light Revenues
Series A
5.25%, 11/15/16 (PR 11/15/12)	$250,000	$269,858
5.25%, 11/15/18 (PR 11/15/12)	625,000	674,644
New York State Dormitory Authority RB
College & University Revenue
5.00%, 07/01/15	300,000	331,317
New York State Dormitory Authority RB
Income Tax Revenue
Series C
5.00%, 03/15/15	1,240,000	1,401,870
Series E
5.00%, 02/15/15	1,550,000	1,749,066
New York State Dormitory Authority RB
Miscellaneous Revenue
5.00%, 07/01/15 (NPFGC-FGIC)	150,000	166,704
Series A
5.25%, 05/15/15	450,000	500,287
New York State Thruway Authority RB
Highway Revenue Tolls
5.50%, 04/01/12	1,000,000	1,049,400
Series A
5.00%, 04/01/12	500,000	522,050
Series B
5.00%, 04/01/12 (AGM)	125,000	130,834
5.00%, 04/01/13 (NPFGC-FGIC)	2,070,000	2,220,385
5.00%, 04/01/14 (AGM)	1,650,000	1,818,811
5.00%, 04/01/15 (AGM)	720,000	804,744
New York State Thruway Authority RB
Miscellaneous Revenue
5.00%, 04/01/13	550,000	589,957
Series B
5.00%, 04/01/15	240,000	266,153
New York State Urban Development
Corp. RB Miscellaneous Revenue
Series B
5.00%, 01/01/15	750,000	826,350
Series D
5.00%, 01/01/14	285,000	310,810
5.00%, 01/01/15	2,250,000	2,479,050

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
State of New York GO
Series C
3.00%, 02/01/12	$1,000,000	$1,023,350
5.00%, 04/15/13	685,000	743,506
5.00%, 04/15/14	1,000,000	1,113,720
Triborough Bridge & Tunnel Authority RB
Highway Revenue Tolls
Series A
5.00%, 01/01/32 (PR 01/01/12)
(GOI)	1,000,000	1,038,870
5.13%, 01/01/31 (PR 01/01/12)	585,000	608,605
Series B
5.25%, 11/15/12 (GOI)	750,000	807,667
5.25%, 11/15/14 (GOI)	1,500,000	1,698,930
Series B1
5.00%, 11/15/13 (GOI)	250,000	272,258
Series B3
5.00%, 11/15/15 (GOI)	345,000	386,096

		58,168,671

NORTH CAROLINA – 2.03%
County of Mecklenburg GO
Series A
5.00%, 08/01/13	735,000	807,589
North Carolina Eastern Municipal Power
Agency RB Electric Power &
Light Revenues
Series A
5.00%, 01/01/15	500,000	546,075
5.00%, 01/01/16	350,000	383,792
Series D
5.50%, 01/01/14	275,000	300,732
North Carolina Municipal Power Agency
No. 1 RB Electric Power &
Light Revenues
Series A
5.25%, 01/01/14 (AMBAC)	900,000	961,569
5.25%, 01/01/15	250,000	278,130
5.50%, 01/01/13	630,000	680,291
State of North Carolina GO
5.00%, 03/01/11	1,450,000	1,450,565
5.00%, 03/01/13	250,000	271,165

Security	Principal	Value
Series B
5.00%, 04/01/12	$1,000,000	$1,049,710
5.00%, 04/01/14	1,320,000	1,475,839

		8,205,457

OHIO – 1.11%
Cincinnati City School District GO
5.00%, 12/01/31 (PR 12/01/13)
(AGM)	800,000	889,544
City of Columbus GO
Series A
4.00%, 06/01/14	1,000,000	1,084,850
State of Ohio RB Highway Revenue Tolls
Series 2008-1
5.00%, 06/15/11	1,025,000	1,039,268
State of Ohio RB Lease Appropriation
Series II
5.00%, 08/01/11 (AMBAC)	500,000	509,825
5.00%, 08/01/12 (AMBAC)	905,000	958,875

		4,482,362

OKLAHOMA – 0.22%
Grand River Dam Authority RB Electric
Power & Light Revenues
6.25%, 06/01/11 (AMBAC)	160,000	162,139
Series A
5.00%, 06/01/12 (AGM)	690,000	726,232

		888,371

OREGON – 1.07%
City of Portland RB Sewer Revenue
Series A
5.00%, 06/01/14 (NPFGC)	1,050,000	1,168,902
Oregon State Department of
Administrative Services RB
Miscellaneous Revenue
5.00%, 09/01/11 (AGM)	1,000,000	1,023,700
Series A
5.00%, 04/01/13 (AGM)	1,500,000	1,623,720
Oregon State Department of
Transportation RB Highway
Revenue Tolls
Series A
5.13%, 11/15/26 (PR 11/15/12)	450,000	484,866

		4,301,188

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
PENNSYLVANIA – 2.87%
City of Philadelphia RB Sewer Revenue
Series A
5.00%, 11/01/31 (PR 11/01/12)
(NPFGC-FGIC)	$115,000	$123,480
City of Philadelphia RB Water Revenue
5.25%, 12/15/11 (AMBAC)	125,000	129,487
Series A
5.00%, 06/15/14	1,500,000	1,631,280
Commonwealth of Pennsylvania GO
5.50%, 02/01/13	175,000	190,612
Series 2
5.00%, 07/01/11 (NPFGC)	500,000	507,980
5.00%, 07/01/13 (NPFGC-FGIC)	2,280,000	2,492,747
5.00%, 03/01/16	350,000	400,827
Series 3
5.00%, 09/01/11	410,000	419,709
5.00%, 09/01/13	400,000	439,568
5.00%, 09/01/14 (AGM)	1,425,000	1,601,016
Series A
5.00%, 05/01/14	1,000,000	1,115,730
Delaware Valley Regioinal Financial
Authority RB Miscellaneous Revenue
5.50%, 07/01/12	1,150,000	1,203,636
Pennsylvania Turnpike Commission RB
Miscellaneous Revenue
5.00%, 07/15/41 (PR 07/15/11)
(AMBAC)	550,000	565,246
Philadelphia School District GO
Series A
5.50%, 02/01/31 (PR 02/01/12)
(AGM)	750,000	784,725

		11,606,043

PUERTO RICO – 3.75%
Commonwealth of Puerto Rico GO
5.50%, 07/01/12 (FGIC)	830,000	865,773
5.50%, 07/01/14 (FGIC)	1,400,000	1,498,462
Series A
5.00%, 07/01/12	975,000	1,003,538
5.00%, 07/01/13	600,000	629,778
5.00%, 07/01/27 (PR 07/01/12)	400,000	424,204

Security	Principal	Value
Government Development Bank for
Puerto Rico RB
Miscellaneous Revenue
Series B
5.00%, 12/01/13	$215,000	$226,737
5.00%, 12/01/14	210,000	222,373
Puerto Rico Electric Power Authority RB
Electric Power & Light Revenues
Series JJ
5.25%, 07/01/13 (NPFGC)	1,275,000	1,358,755
Series KK
5.50%, 07/01/15 (NPFGC)	500,000	546,270
Series OO
5.00%, 07/01/13 (CIFG AGM)	1,480,000	1,569,718
5.00%, 07/01/14 (NPFGC-FGIC)	230,000	246,834
Puerto Rico Highway & Transportation
Authority RB Fuel Sales Tax Revenue
Series G
5.00%, 07/01/33 (PR 07/01/13)	345,000	379,393
Puerto Rico Highway & Transportation
Authority RB Highway Revenue Tolls
Series D
5.75%, 07/01/41 (PR 07/01/12)	500,000	534,215
Series K
5.00%, 07/01/45 (PR 07/01/15)
(AGC-ICC)	300,000	346,293
Puerto Rico Infrastructure Financing
Authority RB Sales Tax Revenue
Series C
5.50%, 07/01/12 (AMBAC)	65,000	67,616
5.50%, 07/01/13 (AMBAC)	250,000	264,870
5.50%, 07/01/14 (AMBAC)	1,220,000	1,306,644
Puerto Rico Municipal Finance
Agency GO
Series C
5.00%, 08/01/13 (AGM)	400,000	427,760
Puerto Rico Public Buildings Authority
RB Miscellaneous Revenue
Series J
5.00%, 07/01/12 (AMBAC)	225,000	229,673
Puerto Rico Public Finance Corp. RB
Miscellaneous Revenue
5.50%, 08/01/29 (PR 02/01/12)	850,000	889,296

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Series A
5.25%, 02/01/12 (NPFGC)	$750,000	$764,280
Puerto Rico Sales Tax Financing Corp.
RB Sales Tax Revenue
Series A
5.00%, 08/01/39 (PR 08/01/11)	1,295,000	1,320,524

		15,123,006

SOUTH CAROLINA – 1.19%
Greenville County School District RB
Lease Appropriation
5.50%, 12/01/28 (PR 12/01/12)	2,590,000	2,837,397
South Carolina State Public Service
Authority RB Electric Power &
Light Revenues
Series D
5.25%, 01/01/12 (AGM)	400,000	416,284
Series E
5.00%, 01/01/16	400,000	455,104
State of South Carolina GO
Series A
4.00%, 06/01/14	1,000,000	1,090,470

		4,799,255

TENNESSEE – 0.98%
City of Memphis RB Electric Power &
Light Revenues
5.00%, 12/01/14	400,000	449,328
Series A
5.00%, 12/01/11 (NPFGC)	425,000	439,607
5.00%, 12/01/12 (NPFGC)	1,000,000	1,073,360
County of Shelby GO
Series A
5.00%, 04/01/14 (AMBAC)	500,000	557,330
5.00%, 04/01/15 (AMBAC)	1,000,000	1,132,010
State of Tennessee GO
Series C
5.00%, 09/01/12	300,000	320,025

		3,971,660

TEXAS – 4.30%
City of Dallas RB Water Revenue
5.00%, 10/01/12 (AMBAC)	150,000	160,364
5.00%, 10/01/13 (AMBAC)	400,000	440,668

Security	Principal	Value
City of Houston GOL
Series A
5.25%, 03/01/13 (NPFGC)	$1,000,000	$1,084,820
5.38%, 03/01/15 (NPFGC)	200,000	222,344
City of Houston RB Water Revenue
Series A
5.25%, 05/15/14 (NPFGC)	1,300,000	1,455,285
City of San Antonio RB Electric Power &
Light Revenues
5.38%, 02/01/15	1,000,000	1,139,730
5.38%, 02/01/19 (PR 02/01/12)	1,000,000	1,045,630
Dallas Independent School District GO
5.00%, 02/15/13	1,000,000	1,076,880
Dallas-Fort Worth International Airport
Facilities Improvement Corp. RB Port
Airport & Marina Revenue
Series A
4.00%, 11/01/12	780,000	811,528
Keller Independent School District GO
5.38%, 08/15/31 (PR 08/15/11)
(PSF)	1,000,000	1,023,340
Lower Colorado River Authority RB
Electric Power & Light Revenues
5.00%, 05/15/13	500,000	541,425
North Texas Tollway Authority RB
Highway Revenue Tolls
Series A
5.00%, 01/01/35 (PR 01/01/15)
(AGM)	465,000	525,338
Series L-2
6.00%, 01/01/13	890,000	957,391
North Texas Tollway Authority RB
Miscellaneous Revenue
Series E-2
5.25%, 01/01/12	2,550,000	2,636,623
State of Texas GO
5.00%, 10/01/11	875,000	899,500
Series A
5.50%, 10/01/12	475,000	488,618
Texas State Transportation Commission
RB Fuel Sales Tax Revenue
Series A
5.00%, 04/01/12	1,000,000	1,049,150

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
5.00%, 04/01/13	$1,465,000	$1,589,965
5.25%, 04/01/14	200,000	224,250

		17,372,849

UTAH – 1.50%
Intermountain Power Agency RB Electric
Power & Light Revenues
Series A
5.00%, 07/01/11	1,500,000	1,523,175
5.00%, 07/01/12	250,000	263,882
5.00%, 07/01/14	225,000	247,829
5.25%, 07/01/13	500,000	544,800
State of Utah GO
Series A
5.00%, 07/01/13	300,000	328,728
5.00%, 07/01/15	1,000,000	1,143,390
5.00%, 07/01/16 (PR 07/01/13)	425,000	467,683
Series B
5.38%, 07/01/11	105,000	106,818
Series C
4.00%, 07/01/13	1,350,000	1,448,050

		6,074,355

VIRGINIA – 1.14%
County of Fairfax GO
Series A
5.00%, 10/01/11 (SAW)	1,975,000	2,029,707
Virginia Commonwealth Transportation
Board RB Federal Grant Revenue
5.00%, 09/27/12	700,000	748,286
Virginia Commonwealth Transportation
Board RB Miscellaneous Revenue
5.00%, 10/01/13	300,000	330,582
5.00%, 10/01/14	410,000	461,599
Virginia Public School Authority RB
Miscellaneous Revenue
5.25%, 08/01/14	925,000	1,044,177

		4,614,351

WASHINGTON – 2.60%
City of Seattle RB Electric Power &
Light Revenues
Series B
5.00%, 02/01/15	1,250,000	1,404,400

Security	Principal	Value
Energy Northwest RB Electric Power &
Light Revenues
5.50%, 07/01/15	$445,000	$513,859
Series A
5.00%, 07/01/12	400,000	423,368
5.00%, 07/01/13	460,000	502,476
5.00%, 07/01/13 (AMBAC)	580,000	633,557
5.00%, 07/01/14	500,000	559,075
5.25%, 07/01/13 (NPFGC)	655,000	719,262
5.50%, 07/01/12 (NPFGC)	250,000	266,273
5.50%, 07/01/13	205,000	226,295
5.50%, 07/01/14	250,000	283,608
Series D
5.00%, 07/01/11	100,000	101,596
King County School District No. 1
Seattle GOL
Series A
5.00%, 06/01/12 (GTD)	200,000	211,054
5.00%, 06/01/13 (GTD)	1,250,000	1,362,175
State of Washington GO
5.00%, 07/01/11	990,000	1,005,801
5.00%, 07/01/12	985,000	1,043,095
Series C
5.00%, 07/01/13	500,000	546,415
Series R
5.00%, 07/01/11	10,000	10,159
5.00%, 07/01/12	15,000	15,895
Series R-2006A
5.00%, 07/01/15 (AMBAC)	600,000	680,904

		10,509,267

WISCONSIN – 0.38%
State of Wisconsin GO
Series 1
5.00%, 05/01/15 (NPFGC)	860,000	970,553
5.50%, 05/01/14 (NPFGC)	300,000	338,469
Series 2
5.00%, 05/01/13 (NPFGC)	225,000	244,400

		1,553,422

TOTAL MUNICIPAL BONDS & NOTES
(Cost: $397,522,473)		398,497,117

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P SHORT TERM NATIONAL AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.48%

MONEY MARKET FUNDS – 0.48%
BlackRock Liquidity Funds – MuniFund,
Institutional Shares
0.12%[a,b]	1,927,284	$1,927,284

		1,927,284

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,927,284)		1,927,284

TOTAL INVESTMENTS IN SECURITIES – 99.15%
(Cost: $399,449,757)		400,424,401

Other Assets, Less Liabilities – 0.85%		3,418,011

NET ASSETS – 100.00%		$403,842,412

COP – Certificates of Participation

GO – General Obligation

GOI – General Obligation of the Issuer

GOL – General Obligation Limited

GTD – Guaranteed by the Commonwealth, County or State

PR – Prerefunded

PSF – Permanent School Fund

RB – Revenue Bond

SAW – State Aid Withholding

SO – Special Obligation

ST – Special Tax

Insured by:

AGC – Assured Guaranty Corp.

AGC-ICC – AGC Insured Custody Certificates

AGM – Assured Guaranty Municipal Corp.

AMBAC – Ambac Financial Group Inc.

CIFG – CDC IXIS Financial Guaranty

FGIC – Financial Guaranty Insurance Co.

NPFGC – National Public Finance Guarantee Corp.

XLCA – XL Capital Assurance Inc.

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	65

Schedule of Investments

iSHARES® S&P NEW YORK AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
MUNICIPAL BONDS & NOTES – 96.92%

NEW YORK – 96.92%
Brooklyn Arena Local Development Corp.
RB Recreational Revenue
6.38%, 01/15/20	$500,000	$493,145
City of New York GO
Series A
5.00%, 08/01/20 (AGM)	250,000	269,198
5.00%, 08/01/25	400,000	415,008
Series A-1
5.00%, 08/01/17	1,000,000	1,132,540
Series B-1
5.25%, 09/01/20	195,000	218,728
Series C
5.00%, 01/01/17	375,000	423,690
5.00%, 08/01/19	230,000	260,466
5.50%, 08/01/12	125,000	133,540
Series C-1
5.00%, 10/01/24 (AGM)	250,000	262,063
Series E
4.00%, 08/01/14	275,000	296,222
Series G
5.00%, 08/01/14	500,000	555,160
5.00%, 08/01/24	350,000	364,773
Series H-1
5.00%, 03/01/23	490,000	521,737
Series J
5.00%, 05/15/23	250,000	261,630
5.25%, 06/01/28 (PR 06/01/13)	1,660,000	1,829,187
Series J-1
5.00%, 05/15/33	400,000	400,504
5.00%, 05/15/36	905,000	889,651
Series L-1
5.00%, 04/01/25	810,000	839,800
Series M
5.00%, 04/01/25 (FGIC)	200,000	205,708
Hudson Yards Infrastructure Corp. RB
Miscellaneous Revenue
Series A
4.50%, 02/15/17 (NPFGC)	675,000	510,806
5.00%, 02/15/17 (FGIC)	650,000	544,966
5.00%, 02/15/17	1,350,000	1,131,853

Security	Principal	Value
Long Island Power Authority RB Electric
Power & Light Revenues
Series A
5.38%, 09/01/25 (PR 09/01/11)	$1,500,000	$1,537,965
5.50%, 12/01/11 (AMBAC)	300,000	311,151
5.50%, 05/01/33 (BHAC)	625,000	645,712
Series B
5.00%, 12/01/35	500,000	467,005
Series C
5.00%, 09/01/35	725,000	677,447
Series D
5.00%, 09/01/12 (NPFGC)	125,000	132,459
Series E
5.00%, 12/01/21 (NPFGC-FGIC)	400,000	423,468
Metropolitan Transportation Authority RB
Fuel Sales Tax Revenue
Series A
4.75%, 04/01/28 (PR 10/01/15)
(FGIC)	430,000	493,842
Metropolitan Transportation Authority RB
Highway Revenue Tolls
Series B
5.00%, 11/15/28 (NPFGC)	232,500	233,653
Metropolitan Transportation Authority RB
Miscellaneous Revenue
Series A
5.13%, 01/01/24 (SAP)	250,000	255,298
Metropolitan Transportation Authority RB
Transit Revenue
5.00%, 11/15/27	1,300,000	1,407,081
Series A
4.75%, 11/15/27 (NPFGC)	200,000	192,610
5.00%, 11/15/18	250,000	273,097
5.00%, 11/15/25 (NPFGC-FGIC)	500,000	500,695
5.00%, 11/15/30 (AGM)	500,000	496,865
5.00%, 11/15/31 (PR 11/15/11)
(NPFGC-FGIC)	650,000	671,554
5.00%, 11/15/31	600,000	577,482
5.50%, 11/15/39	700,000	713,146
Series B
5.00%, 11/15/30 (AMBAC)	1,600,000	1,572,320
5.00%, 11/15/34	900,000	880,362

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NEW YORK AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
Nassau County Sewer & Storm Water
Finance Authority RB Water Revenue
Series A
5.38%, 11/01/28 (BHAC)	$235,000	$246,959
New York City Industrial Development
Agency RB Recreational Revenue
4.50%, 03/01/39 (FGIC)	245,000	195,919
5.00%, 03/01/31 (FGIC)	200,000	187,266
New York City Municipal Water Finance
Authority RB Sewer Revenue
Series AA
5.00%, 06/15/37	100,000	98,553
Series B
5.00%, 06/15/14 (AGM)	140,000	156,029
New York City Municipal Water Finance
Authority RB Water Revenue
Series A
5.00%, 06/15/32	300,000	300,045
5.00%, 06/15/38	100,000	98,383
5.00%, 06/15/39	2,500,000	2,462,575
Series C
4.75%, 06/15/33	250,000	242,293
5.00%, 06/15/25 (NPFGC)	600,000	621,522
5.00%, 06/15/27 (NPFGC)	455,000	466,448
Series D
5.00%, 06/15/37	250,000	247,098
Series DD
4.75%, 06/15/35	250,000	239,553
4.75%, 06/15/36	980,000	932,823
Series FF-2
5.00%, 06/15/40	500,000	490,165
Series GG-1
5.00%, 06/15/39	700,000	687,463
5.25%, 06/15/32	750,000	772,822
New York City Transitional Finance
Authority RB Income Tax Revenue
Series A
5.00%, 05/01/29	150,000	154,970
Series B
5.00%, 11/01/15	500,000	567,310
5.00%, 11/01/21	250,000	271,417

Security	Principal	Value
New York City Transitional Finance
Authority RB Miscellaneous Revenue
Series S-1
4.50%, 01/15/38 (SAW)	$235,000	$209,444
4.75%, 01/15/38 (SAW)	250,000	235,518
5.00%, 01/15/26 (SAW)	470,000	481,515
Series S-2
5.00%, 01/15/37 (NPFGC-FGIC)	100,000	98,284
Series S-4
5.50%, 01/15/39 (SAW)	500,000	509,565
New York City Transitional Finance
Authority RB Miscellaneous Taxes
Series A-1
5.00%, 11/01/19	350,000	383,754
New York City Transitional Finance
Authority RB Sales Tax Revenue
Series A-1
5.00%, 08/01/20	1,000,000	1,096,530
5.00%, 08/01/21	725,000	777,272
New York Convention Center
Development Corp. RB Hotel
Occupancy Tax
5.00%, 11/15/15 (AMBAC)	250,000	220,513
5.00%, 11/15/30 (AMBAC)	375,000	362,201
5.00%, 11/15/35 (AMBAC)	500,000	456,330
New York Local Government Assistance
Corp. RB Sales Tax Revenue
Series C
5.50%, 04/01/17 (GOI)	300,000	345,993
New York Power Authority (The) RB
Electric Power & Light Revenues
Series A
4.50%, 11/15/17 (NPFGC)	480,000	427,094
5.00%, 11/15/19 (PR 11/15/12)	125,000	134,396
5.25%, 11/15/16 (PR 11/15/12)	250,000	269,858
New York State Dormitory Authority RB
College & University Revenue
5.00%, 07/01/22	1,000,000	1,059,110
5.00%, 09/01/38	380,000	371,116
5.13%, 07/01/34 (AMBAC)	300,000	292,995
Series E
6.13%, 01/01/31	250,000	273,465

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® S&P NEW YORK AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Principal	Value
New York State Dormitory Authority RB
Health, Hospital, Nursing
Home Revenue
5.25%, 08/15/31 (PR 08/15/11)
(NPFGC)	$550,000	$562,386
5.50%, 07/01/23 (NPFGC)	200,000	220,618
5.50%, 05/01/37	350,000	339,122
5.75%, 05/01/37	250,000	250,300
Series A
5.25%, 08/15/15 (AGM FHA)	605,000	646,951
New York State Dormitory Authority RB
Income Tax Revenue
Series A
5.00%, 02/15/19	285,000	328,753
5.00%, 03/15/28	500,000	518,000
Series B
5.00%, 03/15/28	200,000	208,054
Series C
5.00%, 03/15/22	1,000,000	1,088,390
5.00%, 03/15/25	525,000	554,311
5.00%, 12/15/31	250,000	253,878
Series F
5.00%, 03/15/30	250,000	253,465
New York State Dormitory Authority RB
Miscellaneous Revenue
5.00%, 07/01/15	500,000	552,195
Series A
5.25%, 05/15/15	450,000	500,287
New York State Dormitory Authority RB
Property Tax
Series D
5.25%, 10/01/23 (NPFGC)	1,200,000	1,249,380
5.50%, 10/01/17 (NPFGC)	225,000	237,326
New York State Environmental Facilities
Corp. RB Water Revenue
4.75%, 06/15/31	1,000,000	1,002,720
5.00%, 06/15/30	750,000	755,152
Series A
5.13%, 06/15/38	250,000	251,913
New York State Thruway Authority RB
Highway Revenue Tolls
Series A
5.00%, 04/01/27	750,000	771,142

Security	Principal	Value
5.25%, 04/01/12 (NPFGC)	$95,000	$99,627
Series B
4.13%, 04/01/19 (AMBAC)	500,000	518,140
5.00%, 04/01/12 (AGM)	225,000	235,501
5.00%, 04/01/13 (NPFGC-FGIC)	415,000	445,150
5.00%, 04/01/15 (AGM)	800,000	894,160
5.00%, 04/01/17 (NPFGC-FGIC)	300,000	333,963
5.50%, 04/01/20 (AMBAC)	250,000	286,190
Series H
5.00%, 01/01/19 (NPFGC)	100,000	110,202
5.00%, 01/01/21 (NPFGC)	225,000	241,682
New York State Thruway Authority RB
Transit Revenue
Series A
5.00%, 03/15/18	500,000	576,950
5.00%, 03/15/26	300,000	314,985
New York State Urban Development
Corp. RB Income Tax Revenue
5.00%, 12/15/17	250,000	288,667
Series B
5.00%, 03/15/32	250,000	251,940
Series B-1
5.25%, 03/15/38	120,000	120,936
New York State Urban Development
Corp. RB Miscellaneous Revenue
Series B
5.00%, 01/01/21	750,000	808,147
Series D
5.25%, 01/01/20	250,000	278,495
5.63%, 01/01/28	400,000	420,524
Port Authority of New York & New Jersey
RB Port Airport & Marina Revenue
4.50%, 09/15/39 (GOI)	475,000	421,947
5.00%, 10/01/27 (GOI)	700,000	717,801
5.00%, 12/01/29 (GOI)	925,000	940,327
5.00%, 07/15/35 (GOI)	125,000	123,431
5.00%, 09/15/36 (GOI)	200,000	197,438
Series 2
5.00%, 09/01/38 (GOI)	900,000	880,254
Sales Tax Asset Receivable Corp. RB
Sales Tax Revenue
Series A
5.00%, 10/15/17 (NPFGC)	825,000	912,400

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NEW YORK AMT-FREE MUNICIPAL BOND FUND

February 28, 2011

Security	Shares or Principal	Value
5.00%, 10/15/20 (NPFGC)	$142,500	$154,848
5.00%, 10/15/29 (AMBAC)	250,000	253,378
5.00%, 10/15/32 (AMBAC)	700,000	705,040
5.25%, 10/15/18 (NPFGC)	500,000	554,175
State of New York GO
Series C
5.00%, 04/15/15	500,000	567,120
Triborough Bridge & Tunnel Authority RB
Highway Revenue Tolls
5.00%, 11/15/37 (GOI)	775,000	761,484
Series A
5.00%, 01/01/27 (GOI)	500,000	501,725
5.13%, 01/01/31 (PR 01/01/12)	415,000	431,745
5.25%, 01/01/28 (PR 01/01/22)
(GOI)	65,000	76,083
Series C
5.00%, 11/15/38 (GOI)	300,000	294,243
Series D
5.00%, 11/15/23	500,000	526,870
5.00%, 11/15/31	650,000	656,584
Triborough Bridge & Tunnel Authority RB
Transit Revenue
Series A
5.00%, 11/15/32	600,000	604,380

		68,919,028

TOTAL MUNICIPAL BONDS & NOTES
(Cost: $68,434,833)		68,919,028

SHORT-TERM INVESTMENTS – 1.59%

MONEY MARKET FUNDS – 1.59%
BlackRock Liquidity Funds – New York
Money Fund, Institutional Shares
0.08%[a,b]	1,131,927	1,131,927

		1,131,927

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,131,927)		1,131,927

Value

TOTAL INVESTMENTS
IN SECURITIES – 98.51%
(Cost: $69,566,760)	$70,050,955

Other Assets, Less Liabilities – 1.49%	1,058,489

NET ASSETS – 100.00%	$71,109,444

GO – General Obligation

GOI – General Obligation of the Issuer

PR – Prerefunded

RB – Revenue Bond

SAP – Subject to Appropriations

SAW – State Aid Withholding

Insured by:

AGM – Assured Guaranty Municipal Corp.

AMBAC – Ambac Financial Group Inc.

BHAC – Berkshire Hathaway Assurance Corp.

FGIC – Financial Guaranty Insurance Co.

FHA – Federal Housing Administration

NPFGC – National Public Finance Guarantee Corp.

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	69

Statements of Assets and Liabilities

iSHARES® TRUST

February 28, 2011

	iShares S&P California AMT-Free Municipal Bond Fund	iShares S&P National AMT-Free Municipal Bond Fund	iShares S&P Short Term National AMT-Free Municipal Bond Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$206,379,761	$1,932,558,750	$397,522,473
Affiliated issuers (Note 2)	5,291,234	25,868,476	1,927,284

Total cost of investments	$211,670,995	$1,958,427,226	$399,449,757

Investments in securities, at fair value (Note 1):
Unaffiliated issuers	$204,732,978	$1,925,140,163	$398,497,117
Affiliated issuers (Note 2)	5,291,234	25,885,491	1,927,284

Total fair value of investments	210,024,212	1,951,025,654	400,424,401
Receivables:
Investment securities sold	–	2,041,161	–
Interest	2,753,281	23,910,690	4,764,810
Capital shares sold	–	87,146	–

Total Assets	212,777,493	1,977,064,651	405,189,211

LIABILITIES
Payables:
Investment securities purchased	853,406	2,135,303	1,213,643
Capital shares redeemed	471,284	–	53,871
Investment advisory fees (Note 2)	40,892	363,687	79,285

Total Liabilities	1,365,582	2,498,990	1,346,799

NET ASSETS	$211,411,911	$1,974,565,661	$403,842,412

Net assets consist of:
Paid-in capital	$213,188,346	$1,980,903,511	$402,367,934
Undistributed net investment income	774,082	5,981,139	507,084
Accumulated net realized loss	(903,734)	(4,917,417)	(7,250)
Net unrealized appreciation (depreciation)	(1,646,783)	(7,401,572)	974,644

NET ASSETS	$211,411,911	$1,974,565,661	$403,842,412

Shares outstanding[a]	2,050,000	19,600,000	3,850,000

Net asset value per share	$103.13	$100.74	$104.89

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

February 28, 2011

iShares S&P New York AMT-Free Municipal Bond Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$68,434,833
Affiliated issuers (Note 2)	1,131,927

Total cost of investments	$69,566,760

Investments in securities, at fair value (Note 1):
Unaffiliated issuers	$68,919,028
Affiliated issuers (Note 2)	1,131,927

Total fair value of investments	70,050,955
Receivables:
Investment securities sold	555,295
Interest	946,587

Total Assets	71,552,837

LIABILITIES
Payables:
Investment securities purchased	429,947
Investment advisory fees (Note 2)	13,446

Total Liabilities	443,393

NET ASSETS	$71,109,444

Net assets consist of:
Paid-in capital	$70,822,585
Undistributed net investment income	229,060
Accumulated net realized loss	(426,396)
Net unrealized appreciation	484,195

NET ASSETS	$71,109,444

Shares outstanding[a]	700,000

Net asset value per share	$101.58

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Operations

iSHARES® TRUST

Year ended February 28, 2011

	iShares S&P California AMT-Free Municipal Bond Fund	iShares S&P National AMT-Free Municipal Bond Fund	iShares S&P Short Term National AMT-Free Municipal Bond Fund
NET INVESTMENT INCOME
Dividends from affiliated issuers (Note 2)	$–	$3,181	$–
Interest from unaffiliated issuers	9,293,058	77,212,703	6,156,091
Interest from affiliated issuers (Note 2)	6,262	13,764	7,458

Total investment income	9,299,320	77,229,648	6,163,549

EXPENSES
Investment advisory fees (Note 2)	559,476	4,959,714	1,014,834

Total expenses	559,476	4,959,714	1,014,834
Less investment advisory fees waived (Note 2)	–	(857)	–

Net expenses	559,476	4,958,857	1,014,834

Net investment income	8,739,844	72,270,791	5,148,715

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(687,968)	84,999	24,403
In-kind redemptions	(117,238)	236,624	283,311

Net realized gain (loss)	(805,206)	321,623	307,714

Net change in unrealized appreciation/depreciation	(6,048,746)	(66,794,733)	(2,589,366)

Net realized and unrealized loss	(6,853,952)	(66,473,110)	(2,281,652)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,885,892	$5,797,681	$2,867,063

See notes to financial statements.

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended February 28, 2011

iShares S&P New York AMT-Free Municipal Bond Fund
NET INVESTMENT INCOME
Interest from unaffiliated issuers	$2,725,966
Interest from affiliated issuers (Note 2)	872

Total investment income	2,726,838

EXPENSES
Investment advisory fees (Note 2)	176,959

Total expenses	176,959

Net investment income	2,549,879

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(35,430)

Net realized loss	(35,430)

Net change in unrealized appreciation/depreciation	(1,980,928)

Net realized and unrealized loss	(2,016,358)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$533,521

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares S&P California AMT-Free Municipal Bond Fund		iShares S&P National AMT-Free Municipal Bond Fund
	Year ended February 28, 2011	Year ended February 28, 2010	Year ended February 28, 2011	Year ended February 28, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,739,844	$6,608,454	$72,270,791	$52,068,739
Net realized gain (loss)	(805,206)	194,596	321,623	(641,676)
Net change in unrealized appreciation/depreciation	(6,048,746)	5,277,466	(66,794,733)	56,618,945

Net increase in net assets resulting from operations	1,885,892	12,080,516	5,797,681	108,046,008

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,659,201)	(6,357,620)	(71,690,435)	(49,855,102)

Total distributions to shareholders	(8,659,201)	(6,357,620)	(71,690,435)	(49,855,102)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	32,236,684	62,728,766	592,256,345	618,380,850
Cost of shares redeemed	(15,286,194)	–	(249,950,571)	–

Net increase in net assets from capital share transactions	16,950,490	62,728,766	342,305,774	618,380,850

INCREASE IN NET ASSETS	10,177,181	68,451,662	276,413,020	676,571,756

NET ASSETS
Beginning of year	201,234,730	132,783,068	1,698,152,641	1,021,580,885

End of year	$211,411,911	$201,234,730	$1,974,565,661	$1,698,152,641

Undistributed net investment income included in net assets at end of year	$774,082	$712,015	$5,981,139	$5,483,349

SHARES ISSUED AND REDEEMED
Shares sold	300,000	600,000	5,700,000	6,100,000
Shares redeemed	(150,000)	–	(2,500,000)	–

Net increase in shares outstanding	150,000	600,000	3,200,000	6,100,000

See notes to financial statements.

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares S&P Short Term National AMT-Free Municipal Bond Fund		iShares S&P New York AMT-Free Municipal Bond Fund
	Year ended February 28, 2011	Year ended February 28, 2010	Year ended February 28, 2011	Year ended February 28, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,148,715	$2,195,296	$2,549,879	$2,018,543
Net realized gain (loss)	307,714	(9,181)	(35,430)	9,333
Net change in unrealized appreciation/depreciation	(2,589,366)	3,253,537	(1,980,928)	2,402,379

Net increase in net assets resulting from operations	2,867,063	5,439,652	533,521	4,430,255

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,044,055)	(1,862,439)	(2,544,616)	(1,938,302)

Total distributions to shareholders	(5,044,055)	(1,862,439)	(2,544,616)	(1,938,302)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	157,985,347	255,600,874	5,276,359	25,441,551
Cost of shares redeemed	(52,369,109)	–	–	–

Net increase in net assets from capital share transactions	105,616,238	255,600,874	5,276,359	25,441,551

INCREASE IN NET ASSETS	103,439,246	259,178,087	3,265,264	27,933,504

NET ASSETS
Beginning of year	300,403,166	41,225,079	67,844,180	39,910,676

End of year	$403,842,412	$300,403,166	$71,109,444	$67,844,180

Undistributed net investment income included in net assets at end of year	$507,084	$383,180	$229,060	$213,124

SHARES ISSUED AND REDEEMED
Shares sold	1,500,000	2,450,000	50,000	250,000
Shares redeemed	(500,000)	–	–	–

Net increase in shares outstanding	1,000,000	2,450,000	50,000	250,000

See notes to financial statements.

FINANCIAL STATEMENTS	75

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P California AMT-Free Municipal Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Period from Oct. 4, 2007[a] to Feb. 29, 2008
Net asset value, beginning of period	$105.91	$102.14	$99.40	$103.40

Income from investment operations:
Net investment income[b]	4.15	4.11	3.83	1.53
Net realized and unrealized gain (loss)[c]	(2.80)	3.66	2.48	(4.36)

Total from investment operations	1.35	7.77	6.31	(2.83)

Less distributions from:
Net investment income	(4.13)	(4.00)	(3.57)	(1.17)

Total distributions	(4.13)	(4.00)	(3.57)	(1.17)

Net asset value, end of period	$103.13	$105.91	$102.14	$99.40

Total return	1.26%	7.74%	6.43%	(2.78)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$211,412	$201,235	$132,783	$59,638
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	3.91%	3.96%	3.79%	3.63%
Portfolio turnover rate[f]	21%	16%	24%	19%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P National AMT-Free Municipal Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Period from Sep. 7, 2007[a] to Feb. 29, 2008
Net asset value, beginning of period	$103.55	$99.18	$96.48	$100.30

Income from investment operations:
Net investment income[b]	3.77	3.82	3.77	1.74
Net realized and unrealized gain (loss)[c]	(2.82)	4.27	2.45	(4.08)

Total from investment operations	0.95	8.09	6.22	(2.34)

Less distributions from:
Net investment income	(3.76)	(3.72)	(3.52)	(1.48)

Total distributions	(3.76)	(3.72)	(3.52)	(1.48)

Net asset value, end of period	$100.74	$103.55	$99.18	$96.48

Total return	0.95%	8.27%	6.53%	(2.36)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,974,566	$1,698,153	$1,021,581	$356,983
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to waived fees[e]	0.25%	n/a	0.26%	0.30%
Ratio of net investment income to average net assets[e]	3.64%	3.75%	3.84%	3.62%
Portfolio turnover rate[f]	9%	8%	14%	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P Short Term National AMT-Free Municipal Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Period from Nov. 5, 2008[a] to Feb. 28, 2009
Net asset value, beginning of period	$105.40	$103.06	$100.50

Income from investment operations:
Net investment income[b]	1.34	1.50	0.75
Net realized and unrealized gain (loss)[c]	(0.52)	2.30	2.31

Total from investment operations	0.82	3.80	3.06

Less distributions from:
Net investment income	(1.33)	(1.46)	(0.50)

Total distributions	(1.33)	(1.46)	(0.50)

Net asset value, end of period	$104.89	$105.40	$103.06

Total return	0.83%	3.72%	3.00%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$403,842	$300,403	$41,225
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	1.27%	1.44%	2.32%
Portfolio turnover rate[f]	23%	22%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P New York AMT-Free Municipal Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Period from Oct. 4, 2007[a] to Feb. 29, 2008
Net asset value, beginning of period	$104.38	$99.78	$98.09	$101.51

Income from investment operations:
Net investment income[b]	3.75	3.82	3.91	1.56
Net realized and unrealized gain (loss)[c]	(2.80)	4.55	1.54	(3.77)

Total from investment operations	0.95	8.37	5.45	(2.21)

Less distributions from:
Net investment income	(3.75)	(3.77)	(3.76)	(1.21)

Total distributions	(3.75)	(3.77)	(3.76)	(1.21)

Net asset value, end of period	$101.58	$104.38	$99.78	$98.09

Total return	0.95%	8.52%	5.65%	(2.20)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$71,109	$67,844	$39,911	$19,619
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	3.60%	3.73%	3.95%	3.77%
Portfolio turnover rate[f]	14%	1%	30%	17%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares S&P California AMT-Free Municipal Bond Fund, iShares S&P National AMT-Free Municipal Bond Fund, iShares S&P Short Term National AMT-Free Municipal Bond Fund and iShares S&P New York AMT-Free Municipal Bond Fund (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

80	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of February 28, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Municipal Bond Fund	Level 1	Level 2	Level 3	Total

S&P California AMT-Free
Municipal Bonds & Notes	$–	$204,732,978	$–	$204,732,978
Short-Term Investments	5,291,234	–	–	5,291,234

	$5,291,234	$204,732,978	$–	$210,024,212

S&P National AMT-Free
Exchange-Traded Funds	$2,088,600	$–	$–	$2,088,600
Municipal Bonds & Notes	–	1,925,140,163	–	1,925,140,163
Short-Term Investments	23,796,891	–	–	23,796,891

	$25,885,491	$1,925,140,163	$–	$1,951,025,654

S&P Short Term National AMT-Free
Municipal Bonds & Notes	$–	$398,497,117	$–	$398,497,117
Short-Term Investments	1,927,284	–	–	1,927,284

	$1,927,284	$398,497,117	$–	$400,424,401

S&P New York AMT-Free
Municipal Bonds & Notes	$–	$68,919,028	$–	$68,919,028
Short-Term Investments	1,131,927	–	–	1,131,927

	$1,131,927	$68,919,028	$–	$70,050,955

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income, if any, generally are declared and paid monthly by each of the Funds. Distributions of net realized capital gains, if any, generally are declared and paid once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

82	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of February 28, 2011, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares Municipal Bond Fund	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)
S&P California AMT-Free	$734,477	$63,727	$(1,607,178)	$(967,461)	$(1,776,435)
S&P National AMT-Free	5,963,503	–	(7,614,791)	(4,686,562)	(6,337,850)
S&P Short Term National AMT-Free	558,243	–	923,485	(7,250)	1,474,478
S&P New York AMT-Free	219,283	–	493,614	(426,038)	286,859

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 were as follows:

iShares Municipal Bond Fund	2011	2010

S&P California AMT-Free
Distributions paid from:
Ordinary income	$47,242	$30,178
Tax-exempt income	8,611,959	6,327,442

Total distributions	$8,659,201	$6,357,620

S&P National AMT-Free
Distributions paid from:
Ordinary income	$1,052,957	$174,367
Tax-exempt income	70,637,478	49,680,735

Total distributions	$71,690,435	$49,855,102

S&P Short Term National AMT-Free
Distributions paid from:
Ordinary income	$2,084	$–
Tax-exempt income	5,041,971	1,862,439

Total distributions	$5,044,055	$1,862,439

S&P New York AMT-Free
Distributions paid from:
Ordinary income	$15,787	$4,289
Tax-exempt income	2,528,829	1,934,013

Total distributions	$2,544,616	$1,938,302

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended February 28, 2011.

From November 1, 2010 to February 28, 2011, certain Funds incurred net realized capital losses. As permitted by tax regulations, the Funds have elected to defer those losses and treat them as arising in the year ending February 29, 2012, as follows:

iShares Municipal Bond Fund	Deferred Net Realized Capital Losses
S&P California AMT-Free	$967,461
S&P National AMT-Free	563,185
S&P New York AMT-Free	53,956

Certain Funds had tax basis net capital loss carryforwards as of February 28, 2011, the tax year-end of the Funds, as follows:

iShares Municipal Bond Fund	Expiring 2017	Expiring 2018	Total
S&P National AMT-Free	$1,067,634	$3,055,743	$4,123,377
S&P Short Term National AMT-Free	–	7,250	7,250
S&P New York AMT-Free	142,519	229,563	372,082

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after February 28, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Each Fund reclassifies, at the end of its tax year, certain amounts between paid-in capital, accumulated net realized gain (loss) on investments, and accumulated net investment income (loss) as a result of permanent book and tax differences primarily attributed to amortization methods on fixed income securities and realized gains (losses) from in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

As of February 28, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Municipal Bond Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
S&P California AMT-Free	$211,631,390	$3,103,392	$(4,710,570)	$(1,607,178)
S&P National AMT-Free	1,958,640,445	31,817,716	(39,432,507)	(7,614,791)
S&P Short Term National AMT-Free	399,500,916	2,249,222	(1,325,737)	923,485
S&P New York AMT-Free	69,557,341	1,306,848	(813,234)	493,614

84	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Management has reviewed the tax positions as of February 28, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.25% based on the average daily net assets of each Fund.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares S&P National AMT-Free Municipal Bond Fund through June 30, 2012 in an amount equal to the investment advisory fees payable on the amount of the Fund’s investment in other iShares Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in interest from affiliated issuers in the Statements of Operations.

The iShares S&P National AMT-Free Municipal Bond Fund, in order to improve its portfolio liquidity and its ability to track the S&P National AMT-Free Municipal Bond Index, may invest in shares of other iShares Funds that invest in securities in the Fund’s underlying index. As of February 28, 2011, the Fund held shares of the iShares S&P Short Term National AMT-Free Municipal Bond Fund.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Investments in issuers considered to be affiliates of the iShares S&P National AMT-Free Municipal Bond Fund (excluding short-term investments) during the year ended February 28, 2011, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year	Dividend Income

iShares S&P Short Term National AMT-Free Municipal
Bond Fund	–	20,000	–	20,000	$2,088,600	$3,181

Certain trustees and officers of the Trust are also officers of BFA and/or its affiliate, BlackRock Institutional Trust Company, N.A.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended February 28, 2011 were as follows:

iShares Municipal Bond Fund	Purchases	Sales
S&P California AMT-Free	$56,682,597	$45,174,363
S&P National AMT-Free	198,224,962	167,857,081
S&P Short Term National AMT-Free	117,399,307	90,729,949
S&P New York AMT-Free	10,028,617	9,575,406

In-kind transactions (see Note 4) for the year ended February 28, 2011 were as follows:

iShares Municipal Bond Fund	In-kind Purchases	In-kind Sales
S&P California AMT-Free	$20,095,340	$14,154,014
S&P National AMT-Free	537,247,724	235,028,543
S&P Short Term National AMT-Free	144,999,320	50,378,070
S&P New York AMT-Free	5,209,644	–

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that Fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

86	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares S&P California AMT-Free Municipal Bond Fund, iShares S&P National AMT-Free Municipal Bond Fund, iShares S&P Short Term National AMT-Free Municipal Bond Fund and iShares S&P New York AMT-Free Municipal Bond Fund, each a Fund of the iShares Bond Funds Series (the “Funds”), at February 28, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

April 21, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	87

Tax Information (Unaudited)

iSHARES® TRUST

Pursuant to Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate the following amounts of distributions from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2011:

iShares Municipal Bond Fund	Exempt- Interest Dividends

S&P California AMT-Free	99.45%

S&P National AMT-Free	98.53

S&P Short Term National AMT-Free	99.96

S&P New York AMT-Free	99.38

For California income tax purposes, the following Fund designates a percentage of its distributions paid from net investment income during the year as California exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code:

iShares Municipal Bond Fund	Exempt- Interest Dividends

S&P California AMT-Free	99.45%

88	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Municipal Bond Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
S&P California AMT-Free	$4.12405	$–	$0.00273	$4.12678	100%	–%	0%[a]		100%
S&P National AMT-Free	3.76198	–	–	3.76198	100	–	–		100
S&P Short Term National AMT-Free	1.33099	–	–	1.33099	100	–	–		100
S&P New York AMT-Free	3.74742	–	0.00008	3.74750	100	–	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

SUPPLEMENTAL INFORMATION	89

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares S&P California AMT-Free Municipal Bond Fund

Period Covered: January 1, 2008 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	2	0.26%
Greater than 5.5% and Less than 6.0%	1	0.13
Greater than 5.0% and Less than 5.5%	2	0.26
Greater than 4.5% and Less than 5.0%	3	0.40
Greater than 4.0% and Less than 4.5%	1	0.13
Greater than 3.5% and Less than 4.0%	4	0.53
Greater than 3.0% and Less than 3.5%	9	1.19
Greater than 2.5% and Less than 3.0%	15	1.98
Greater than 2.0% and Less than 2.5%	33	4.37
Greater than 1.5% and Less than 2.0%	44	5.82
Greater than 1.0% and Less than 1.5%	70	9.26
Greater than 0.5% and Less than 1.0%	194	25.66
Between 0.5% and –0.5%	337	44.59
Less than –0.5% and Greater than –1.0%	9	1.19
Less than –1.0% and Greater than –1.5%	13	1.72
Less than –1.5% and Greater than –2.0%	7	0.93
Less than –2.0% and Greater than –2.5%	5	0.66
Less than –2.5% and Greater than –3.0%	6	0.79
Less than –3.0% and Greater than –3.5%	1	0.13

	756	100.00%

90	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares S&P National AMT-Free Municipal Bond Fund

Period Covered: October 1, 2007 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.12%
Greater than 4.0% and Less than 4.5%	1	0.12
Greater than 3.5% and Less than 4.0%	5	0.61
Greater than 3.0% and Less than 3.5%	10	1.22
Greater than 2.5% and Less than 3.0%	5	0.61
Greater than 2.0% and Less than 2.5%	12	1.46
Greater than 1.5% and Less than 2.0%	10	1.22
Greater than 1.0% and Less than 1.5%	35	4.27
Greater than 0.5% and Less than 1.0%	135	16.46
Between 0.5% and –0.5%	561	68.42
Less than –0.5% and Greater than –1.0%	18	2.20
Less than –1.0% and Greater than –1.5%	10	1.22
Less than –1.5% and Greater than –2.0%	12	1.46
Less than –2.0% and Greater than –2.5%	3	0.37
Less than –2.5% and Greater than –3.0%	1	0.12
Less than –3.0% and Greater than –3.5%	1	0.12

	820	100.00%

iShares S&P Short Term National AMT-Free Municipal Bond Fund

Period Covered: January 1, 2009 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.20%
Greater than 4.0% and Less than 4.5%	3	0.60
Greater than 3.5% and Less than 4.0%	8	1.59
Greater than 3.0% and Less than 3.5%	13	2.58
Greater than 2.5% and Less than 3.0%	39	7.74
Greater than 2.0% and Less than 2.5%	26	5.16
Greater than 1.5% and Less than 2.0%	23	4.56
Greater than 1.0% and Less than 1.5%	38	7.54
Greater than 0.5% and Less than 1.0%	57	11.31
Between 0.5% and –0.5%	278	55.14
Less than –0.5% and Greater than –1.0%	15	2.98
Less than –1.0% and Greater than –1.5%	1	0.20
Less than –1.5% and Greater than –2.0%	1	0.20
Less than –2.0%	1	0.20

	504	100.00%

SUPPLEMENTAL INFORMATION	91

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares S&P New York AMT-Free Municipal Bond Fund

Period Covered: January 1, 2008 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	18	2.38%
Greater than 5.5% and Less than 6.0%	5	0.66
Greater than 5.0% and Less than 5.5%	5	0.66
Greater than 4.5% and Less than 5.0%	4	0.53
Greater than 4.0% and Less than 4.5%	15	1.98
Greater than 3.5% and Less than 4.0%	3	0.40
Greater than 3.0% and Less than 3.5%	7	0.93
Greater than 2.5% and Less than 3.0%	26	3.44
Greater than 2.0% and Less than 2.5%	31	4.10
Greater than 1.5% and Less than 2.0%	80	10.58
Greater than 1.0% and Less than 1.5%	122	16.14
Greater than 0.5% and Less than 1.0%	209	27.65
Between 0.5% and –0.5%	219	28.97
Less than –0.5% and Greater than –1.0%	10	1.32
Less than –1.0% and Greater than –1.5%	2	0.26

	756	100.00%

92	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 218 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (45)	Trustee (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007- 2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003- 2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	93

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (67)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (55)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (49)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

94	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

Robert H. Silver (55)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	95

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007- 2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Patrick O’Connor (43)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Lee Sterne (45)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).

Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

96	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	97

Notes:

98	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.   Go to www.icsdelivery.com.

2.   From the main page, select the first letter of your brokerage firm’s name.

3.   Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.   Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Standard & Poor’s, nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

iS-AR-26-0211

2011 ANNUAL REPORT TO SHAREHOLDERS

iSHARES® BOND FUNDS

FEBRUARY 28, 2011

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iShares iBoxx $ High Yield Corporate Bond Fund   |   HYG   |   NYSE Arca

iShares iBoxx $ Investment Grade Corporate Bond Fund   |   LQD   |   NYSE Arca

Management’s Discussions of Fund Performance

iSHARES® iBOXX $ CORPORATE BOND FUNDS

Performance as of February 28, 2011

	Average Annual Total Returns

	Year Ended 2/28/11			Five Years Ended 2/28/11			Inception to 2/28/11

iSHARES BOND FUNDS	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
iBoxx $ High Yield Corporate	16.11%	15.37%	16.43%	–	–	–	5.98%	6.07%	6.58%
iBoxx $ Investment Grade Corporate	8.59%	8.69%	8.69%	5.79%	5.78%	6.30%	5.88%	5.90%	6.17%

	Cumulative Total Returns

	Year Ended 2/28/11			Five Years Ended 2/28/11			Inception to 2/28/11

iSHARES BOND FUNDS	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
iBoxx $ High Yield Corporate	16.11%	15.37%	16.43%	–	–	–	25.47%	25.87%	28.28%
iBoxx $ Investment Grade Corporate	8.59%	8.69%	8.69%	32.48%	32.42%	35.75%	63.57%	63.83%	67.40%

Total returns for the periods since inception are calculated from the inception date of each Fund (4/4/07 and 7/22/02, respectively). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (4/11/07 and 7/26/02, respectively), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

iShares iBoxx $ High Yield Corporate Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussions of Fund Performance (Continued)

iSHARES® iBOXX $ CORPORATE BOND FUNDS

iShares iBoxx $ Investment Grade Corporate Bond Fund

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Performance figures assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Each Fund’s past performance is no guarantee of future results.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® iBOXX $ CORPORATE BOND FUNDS

The iShares iBoxx $ High Yield Corporate Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the iBoxx® $ Liquid High Yield Index (the “Index”). The Index is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by International Index Company Limited. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended February 28, 2011 (the “reporting period”), the total return for the Fund was 16.11%, while the total return for the Index was 16.43%.

PORTFOLIO ALLOCATION
As of 2/28/11
Sector	Percentage of Net Assets
Communications	21.58%

Consumer Non-Cyclical	14.08

Financial	13.95

Consumer Cyclical	11.10

Energy	10.65

Utilities	7.75

Industrial	5.82

Technology	5.76

Basic Materials	5.67

Diversified	0.24

Short-Term and Other Net Assets	3.40

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 2/28/11
Security	Percentage of Net Assets
CIT Group Inc., 7.00%, 05/01/17	1.08%

Lyondell Chemical Co., 11.00%, 05/01/18	0.95

Harrah’s Operating Co. Inc., 10.00%, 12/15/18	0.93

CIT Group Inc., 7.00%, 05/01/16	0.85

Intelsat Luxembourg SA (Bermuda),
11.25%, 02/04/17	0.84

Clearwire Communications LLC/Clearwire
Finance Inc., 12.00%, 12/01/15	0.82

HCA Inc., 9.25%, 11/15/16	0.79

First Data Corp., 12.63%, 01/15/21	0.78

Community Health Systems Inc., 8.88%, 07/15/15	0.75

American General Finance Corp.,
6.90%, 12/15/17	0.68

TOTAL	8.47%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussions of Fund Performance (Continued)

iSHARES® iBOXX $ CORPORATE BOND FUNDS

The iShares iBoxx $ Investment Grade Corporate Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of iBoxx® $ Liquid Investment Grade Index (the “Index”). The Index is a rules-based index consisting of liquid, U.S. dollar-denominated, investment grade corporate bonds for sale in the United States, as determined by International Index Company Limited. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period, the total return for the Fund was 8.59%, while the total return for the Index was 8.69%.

PORTFOLIO ALLOCATION
As of 2/28/11
Sector	Percentage of Net Assets
Financial	38.50%

Communications	18.29

Consumer Non-Cyclical	15.33

Energy	10.00

Consumer Cyclical	4.59

Basic Materials	3.72

Technology	3.55

Industrial	2.59

Utilities	1.53

Short-Term and Other Net Assets	1.90

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 2/28/11
Security	Percentage of Net Assets
AT&T Inc., 5.50%, 02/01/18	1.00%

Wells Fargo & Co., 5.63%, 12/11/17	0.95

JPMorgan Chase & Co., 6.30%, 04/23/19	0.89

JPMorgan Chase & Co., 4.65%, 06/01/14	0.86

American International Group Inc., 5.85%, 01/16/18	0.83

Citigroup Inc., 8.50%, 05/22/19	0.82

Wal-Mart Stores Inc., 6.50%, 08/15/37	0.82

Goldman Sachs Group Inc. (The), 6.00%, 05/01/14	0.81

General Electric Capital Corp., 5.63%, 05/01/18	0.79

Verizon Communications Inc., 8.75%, 11/01/18	0.78

TOTAL	8.55%

Corporate bonds were among the best performers in the U.S. bond market for the reporting period, with high-yield corporate bonds posting double-digit gains. The corporate sector benefited from a combination of improving economic conditions, healthy corporate profit growth, stronger balance sheets, and growing investor demand for higher-yielding investments.

When the reporting period began, the U.S. economy appeared to be progressing toward a recovery following the recession that lasted from mid-2008 to mid-2009. Despite persistently high unemployment and a moribund housing market, the economy grew at a 5.0% annual growth rate in the fourth quarter of 2009 and a 3.7% annual growth rate in the first quarter of 2010. This solid growth provided a favorable backdrop for corporate bond performance.

By the second quarter of 2010, however, economic data showed evidence of a slowdown in the pace of growth, which came in at a 1.7% annual rate. In addition, a sovereign debt crisis that began in Greece and spread to other fiscally challenged countries in Europe threatened to further dampen global economic activity. With the increased likelihood of a “double-dip” recession – a relapse into recession after a brief recovery – looming, investors shifted into the relative safety of Treasury securities, providing a boost to the Treasury market throughout the summer of 2010. Although the weaker economic environment weighed on corporate bonds, the sector benefited from continued demand for higher-yielding securities in a low interest rate environment.

In September 2010, economic expectations changed again. The Federal Reserve announced plans for another round of quantitative easing measures to stimulate economic activity, and evidence of gradual but steady improvement in many segments of the economy began to emerge. The U.S. economy grew at a 2.8% annual rate in the fourth quarter of 2010 – matching the 2.8% growth rate for the full year, in sharp contrast to

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® iBOXX $ CORPORATE BOND FUNDS

the -2.6% rate from 2009 – and employment figures showed positive job growth in each of the last five months of the reporting period. The improving economy provided a renewed tailwind to corporate bond performance.

Corporate profitability improved notably during the reporting period. Many businesses implemented stringent cost-reduction measures during the recession, which helped them restore profitability rapidly as the economy began to turn around. In addition, corporations focused on reducing debt and increasing cash to strengthen their balance sheets and establish a more secure financial position. These developments contributed positively to corporate bond performance during the reporting period.

Within the corporate sector, lower-quality securities posted the best returns for the reporting period, reflecting investors’ increased appetite for risk. From an industry perspective, finance-related bonds generated the best results, led by insurance companies and real estate investment trusts. Other top performers included transportation, led primarily by airline operators, and materials, which benefited from higher commodity prices. The less economically sensitive segments of the corporate bond market, such as consumer staples and utilities, lagged during the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2010 to February 28, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Bond Fund	Beginning Account Value (9/1/10)	Ending Account Value (2/28/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (9/1/10 to 2/28/11)
iBoxx $ High Yield Corporate
Actual	$1,000.00	$1,101.00	0.50%	$2.60
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.50	2.51
iBoxx $ Investment Grade Corporate
Actual	1,000.00	994.60	0.15	0.74
Hypothetical (5% return before expenses)	1,000.00	1,024.10	0.15	0.75

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
CORPORATE BONDS & NOTES – 96.60%

ADVERTISING – 0.22%
Interpublic Group of Companies Inc. (The)
10.00%, 07/15/17	$7,950,000	$9,400,875
Lamar Media Corp.
7.88%, 04/15/18[a]	7,950,000	8,566,125

		17,967,000

AEROSPACE & DEFENSE – 0.76%
BE Aerospace Inc.
6.88%, 10/01/20	17,250,000	17,940,000
8.50%, 07/01/18[a]	10,000,000	11,058,333
L-3 Communications Corp. Series B
6.38%, 10/15/15	15,934,000	16,451,855
TransDigm Inc.
7.75%, 12/15/18[a,b]	15,859,000	17,127,720

		62,577,908

AIRLINES – 0.42%
Continental Airlines Inc.
6.75%, 09/15/15[b]	17,000,000	17,446,250
Delta Air Lines Inc.
9.50%, 09/15/14[b]	13,852,000	14,997,560
United Airlines Inc.
9.88%, 08/01/13[b]	2,137,000	2,323,988

		34,767,798

APPAREL – 0.43%
Hanesbrands Inc.
6.38%, 12/15/20	27,820,000	26,799,933
8.00%, 12/15/16	8,000,000	8,650,000

		35,449,933

AUTO MANUFACTURERS – 0.28%
Navistar International Corp.
8.25%, 11/01/21	20,625,000	22,784,180

		22,784,180

AUTO PARTS & EQUIPMENT – 0.85%
Goodyear Tire & Rubber Co. (The)
8.25%, 08/15/20[a]	20,500,000	22,037,500
10.50%, 05/15/16	21,050,000	23,913,066

Security	Principal	Value
TRW Automotive Inc.
7.00%, 03/15/14[b]	$10,000,000	$10,910,795
7.25%, 03/15/17[a,b]	12,220,000	13,487,825

		70,349,186

BANKS – 3.01%
CIT Group Inc.
7.00%, 05/01/14[a]	34,000,000	34,626,875
7.00%, 05/01/15[a]	48,500,000	49,166,875
7.00%, 05/01/16	69,500,000	70,108,125
7.00%, 05/01/17[a]	88,650,000	89,314,875
Regions Bank
7.50%, 05/15/18	5,000,000	5,300,000

		248,516,750

BEVERAGES – 0.55%
Constellation Brands Inc.
7.25%, 09/01/16	10,181,000	10,923,609
7.25%, 05/15/17	21,554,000	23,180,096
8.38%, 12/15/14	10,250,000	11,514,167

		45,617,872

BUILDING MATERIALS – 0.79%
Building Materials Corp. of America
6.88%, 08/15/18[b]	14,200,000	14,572,750
Hanson Ltd.
6.13%, 08/15/16	15,330,000	15,802,675
Texas Industries Inc.
9.25%, 08/15/20[a]	11,550,000	12,575,062
USG Corp.
6.30%, 11/15/16	8,920,000	8,488,650
9.75%, 01/15/18[a]	12,785,000	13,413,596

		64,852,733

CHEMICALS – 3.49%
CF Industries Inc.
6.88%, 05/01/18	17,000,000	18,780,750
7.13%, 05/01/20	18,250,000	20,455,208
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
8.88%, 02/01/18[a]	19,050,000	20,419,314
9.00%, 11/15/20[b]	15,500,000	16,546,250
Huntsman International LLC
5.50%, 06/30/16	12,700,000	12,580,938
8.63%, 03/15/21[b]	11,500,000	12,743,437

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
Ineos Finance PLC
9.00%, 05/15/15[a,b]	$14,900,000	$16,352,750
Ineos Group Holdings PLC
8.50%, 02/15/16[a,b]	12,000,000	12,022,500
Lyondell Chemical Co.
8.00%, 11/01/17[a,b]	42,229,000	47,266,316
11.00%, 05/01/18	68,300,000	78,203,500
Momentive Performance Materials Inc.
9.00%, 01/15/21[a,b]	9,708,000	10,310,705
Nalco Co.
6.63%, 01/15/19[b]	11,250,000	11,657,813
8.25%, 05/15/17[a]	10,240,000	11,200,000

		288,539,481

COAL – 1.29%
Arch Coal Inc.
7.25%, 10/01/20	11,600,000	12,354,000
8.75%, 08/01/16	14,000,000	15,662,500
Consol Energy Inc.
8.00%, 04/01/17[b]	31,700,000	34,434,125
8.25%, 04/01/20[b]	27,250,000	29,997,708
Peabody Energy Corp.
7.38%, 11/01/16	12,596,000	14,192,937

		106,641,270

COMMERCIAL SERVICES – 2.64%
ARAMARK Corp.
8.50%, 02/01/15[a]	27,760,000	28,965,825
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
8.25%, 01/15/19	14,300,000	15,140,125
9.63%, 03/15/18[a]	11,450,000	12,766,750
Ceridian Corp.
11.25%, 11/15/15	16,300,000	17,115,000
Hertz Corp. (The)
7.38%, 01/15/21[a,b]	3,000,000	3,112,500
7.50%, 10/15/18[a,b]	29,000,000	30,665,567
8.88%, 01/01/14[a]	13,822,000	14,184,828
Iron Mountain Inc.
8.38%, 08/15/21	11,300,000	12,461,781

Security	Principal	Value
RSC Equipment Rental Inc.
8.25%, 02/01/21[a,b]	$14,000,000	$14,770,000
9.50%, 12/01/14[a]	11,882,000	12,476,100
10.00%, 07/15/17[b]	7,600,000	8,727,333
United Rentals (North America) Inc.
8.38%, 09/15/20	19,750,000	20,935,000
9.25%, 12/15/19[a]	14,200,000	16,117,000
10.88%, 06/15/16[a]	8,700,000	10,168,125

		217,605,934

COMPUTERS – 1.27%
Seagate HDD Cayman
7.75%, 12/15/18[b]	19,200,000	19,680,000
Seagate Technology
6.88%, 05/01/20[a,b]	14,250,000	13,917,500
SunGard Data Systems Inc.
7.38%, 11/15/18[a,b]	15,000,000	15,437,500
7.63%, 11/15/20[b]	26,000,000	26,823,333
10.25%, 08/15/15[a]	21,450,000	22,596,850
10.63%, 05/15/15	6,000,000	6,650,000

		105,105,183

DISTRIBUTION & WHOLESALE – 0.26%
McJunkin Red Man Corp.
9.50%, 12/15/16[b]	22,075,000	21,817,458

		21,817,458

DIVERSIFIED FINANCIAL SERVICES – 9.29%
Ally Financial Inc.
6.25%, 12/01/17[a,b]	21,500,000	22,315,328
6.75%, 12/01/14[a]	17,600,000	18,802,667
7.50%, 12/31/13	12,264,000	13,367,760
7.50%, 09/15/20[b]	36,950,000	40,491,042
8.00%, 12/31/18[a]	8,075,000	8,963,250
8.00%, 03/15/20	39,000,000	43,940,000
8.30%, 02/12/15	45,300,000	50,996,092
American General Finance Corp.
6.90%, 12/15/17	61,800,000	55,697,250
Ford Motor Credit Co. LLC
5.63%, 09/15/15	29,500,000	30,852,083
6.63%, 08/15/17	17,800,000	18,942,167
7.00%, 04/15/15	38,400,000	41,824,000
8.00%, 06/01/14[a]	20,175,000	22,520,344
8.00%, 12/15/16[a]	36,150,000	41,007,864
8.13%, 01/15/20	22,400,000	25,676,000

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
8.70%, 10/01/14	$20,250,000	$23,093,438
12.00%, 05/15/15	21,500,000	27,197,500
International Lease Finance Corp.
5.65%, 06/01/14[a]	11,200,000	11,368,000
8.25%, 12/15/20[a]	19,500,000	21,677,500
8.63%, 09/15/15[a,b]	30,500,000	33,931,250
8.75%, 03/15/17[a,b]	35,475,000	39,953,719
8.88%, 09/01/17[a]	12,500,000	14,314,257
Nuveen Investments Inc.
10.50%, 11/15/15[a]	15,500,000	15,771,250
Petroplus Finance Ltd.
6.75%, 05/01/14[a,b]	13,390,000	13,189,150
7.00%, 05/01/17[b]	13,215,000	12,851,587
9.38%, 09/15/19[b]	6,850,000	7,106,875
Pinafore LLC/Pinafore Inc.
9.00%, 10/01/18[a,b]	24,000,000	26,730,000
Pinnacle Foods Finance LLC
8.25%, 09/01/17[a]	8,000,000	8,310,000
9.25%, 04/01/15	12,000,000	12,537,520
Residential Capital LLC
8.50%, 04/17/13[a]	2,775,000	2,775,000
9.63%, 05/15/15[a]	40,175,000	40,710,666
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II Inc.
8.00%, 02/01/18	20,000,000	20,533,333

		767,446,892

ELECTRIC – 7.31%
AES Corp. (The)
7.75%, 10/15/15	13,450,000	14,552,953
8.00%, 10/15/17	35,991,000	39,110,220
8.00%, 06/01/20	10,700,000	11,663,000
9.75%, 04/15/16	5,000,000	5,787,667
Calpine Construction Finance Co. LP
8.00%, 06/01/16[a,b]	18,550,000	20,080,375
Calpine Corp.
7.25%, 10/15/17[a,b]	29,025,000	30,186,000
7.50%, 02/15/21[b]	38,000,000	38,791,667
7.88%, 07/31/20[b]	36,750,000	38,740,625
7.88%, 01/15/23[b]	20,000,000	20,516,667
Dynegy Holdings Inc.
7.50%, 06/01/15	9,300,000	7,567,875

Security	Principal	Value
7.75%, 06/01/19[a]	$25,173,000	$18,132,654
8.38%, 05/01/16[a]	23,700,000	19,028,370
Edison Mission Energy
7.00%, 05/15/17[a]	26,383,000	21,416,877
7.20%, 05/15/19[a]	20,700,000	16,430,625
7.75%, 06/15/16	8,500,000	7,627,579
Energy Future Holdings Corp.
9.75%, 10/15/19	7,589,000	7,842,404
10.25%, 01/15/20[b]	3,000,000	3,160,220
Energy Future Intermediate Holding Co. LLC
9.75%, 10/15/19	8,108,000	8,378,734
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc.
10.00%, 12/01/20	46,642,000	49,032,402
GenOn Escrow Corp.
9.50%, 10/15/18[a,b]	14,000,000	14,595,000
9.88%, 10/15/20[a,b]	11,000,000	11,504,167
Intergen NV
9.00%, 06/30/17[b]	25,745,000	27,711,918
NRG Energy Inc.
7.38%, 02/01/16	51,984,000	53,636,114
7.38%, 01/15/17[a]	25,350,000	26,579,973
7.63%, 01/15/18[a,b]	22,000,000	22,788,333
8.25%, 09/01/20[a,b]	20,615,000	21,542,675
8.50%, 06/15/19[a]	17,155,000	18,223,708
RRI Energy Inc.
7.63%, 06/15/14[a]	13,900,000	14,445,865
7.88%, 06/15/17[a]	14,450,000	14,452,258

		603,526,925

ELECTRONICS – 0.93%
NXP BV/NXP Funding LLC
7.88%, 10/15/14[a]	19,600,000	20,433,000
9.50%, 10/15/15[a]	17,225,000	18,398,453
9.75%, 08/01/18[b]	21,200,000	24,181,250
Sanmina-SCI Corp.
8.13%, 03/01/16[a]	13,450,000	13,909,542

		76,922,245

ENTERTAINMENT – 0.69%
AMC Entertainment Inc.
8.75%, 06/01/19[a]	15,539,000	16,723,849
9.75%, 12/01/20[b]	5,000,000	5,360,416

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
Pinnacle Entertainment Inc.
8.63%, 08/01/17[a]	$8,500,000	$9,342,917
WMG Acquisition Corp.
9.50%, 06/15/16	23,970,000	25,548,025

		56,975,207

FOOD – 1.66%
Blue Merger Sub Inc.
7.63%, 02/15/19[b]	16,579,000	16,724,066
Dean Foods Co.
7.00%, 06/01/16[a]	9,500,000	9,042,812
9.75%, 12/15/18[a,b]	8,000,000	8,300,000
Smithfield Foods Inc.
7.75%, 07/01/17[a]	11,230,000	12,100,898
10.00%, 07/15/14	15,375,000	18,129,688
SUPERVALU Inc.
7.50%, 11/15/14[a]	10,600,000	10,626,500
8.00%, 05/01/16[a]	22,370,000	22,214,697
Tyson Foods Inc.
7.35%, 04/01/16[a]	17,385,000	19,481,587
10.50%, 03/01/14	14,450,000	17,303,875
U.S. Foodservice
10.25%, 06/30/15[b]	3,000,000	3,120,000

		137,044,123

FOREST PRODUCTS & PAPER – 0.83%
AbitibiBowater Inc.
10.25%, 10/15/18[b]	18,400,000	20,447,000
NewPage Corp.
11.38%, 12/31/14[a]	37,850,000	37,812,150
Stora Enso OYJ
6.40%, 04/15/16[b]	9,768,000	10,061,040

		68,320,190
GAS – 0.44%
Sabine Pass LNG LP
7.50%, 11/30/16	36,410,000	36,707,411

		36,707,411

HEALTH CARE – PRODUCTS – 0.72%
Alere Inc.
8.63%, 10/01/18[a]	4,000,000	4,240,000
9.00%, 05/15/16	13,905,000	14,846,021

Security	Principal	Value
Biomet Inc.
10.00%, 10/15/17	$9,800,000	$10,920,875
11.63%, 10/15/17	26,241,000	29,630,462

		59,637,358

HEALTH CARE – SERVICES – 5.12%
Apria Healthcare Group Inc.
11.25%, 11/01/14	15,250,000	16,508,125
Community Health Systems Inc.
8.88%, 07/15/15[a]	58,225,000	61,700,305
DaVita Inc.
6.38%, 11/01/18	18,650,000	18,869,137
6.63%, 11/01/20	15,650,000	15,865,187
Fresenius Medical Care US Finance Inc.
5.75%, 02/15/21[b]	5,000,000	4,841,600
HCA Holdings Inc.
7.75%, 05/15/21[a,b]	32,500,000	34,206,250
HCA Inc.
6.50%, 02/15/16[a]	16,000,000	16,413,333
7.25%, 09/15/20	12,000,000	12,927,000
7.88%, 02/15/20[a]	34,400,000	37,825,667
8.50%, 04/15/19[a]	35,000,000	39,200,000
9.13%, 11/15/14	21,350,000	22,435,292
9.25%, 11/15/16	60,084,000	64,984,601
Tenet Healthcare Corp.
8.00%, 08/01/20[a]	16,000,000	16,440,000
8.88%, 07/01/19	18,950,000	21,531,937
9.00%, 05/01/15[a]	13,602,000	14,996,205
9.25%, 02/01/15[a]	9,000,000	9,902,432
10.00%, 05/01/18	11,941,000	14,000,823

		422,647,894

HOLDING COMPANIES – DIVERSIFIED – 0.24%
Leucadia National Corp.
7.13%, 03/15/17[a]	8,720,000	9,082,104
8.13%, 09/15/15	9,875,000	11,016,671

		20,098,775

HOME BUILDERS – 0.54%
Centex Corp.
6.50%, 05/01/16[a]	10,100,000	10,444,871
DR Horton Inc.
6.50%, 04/15/16[a]	9,000,000	9,348,750

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
K. Hovnanian Enterprises Inc.
10.63%, 10/15/16	$14,750,000	$16,046,771
Lennar Corp.
12.25%, 06/01/17	7,205,000	8,904,137

		44,744,529

HOUSEHOLD PRODUCTS & WARES – 1.64%
Jarden Corp.
7.50%, 05/01/17	13,670,000	14,535,767
Reynolds Group Issuer Inc./ Reynolds Group Issuer LLC
6.88%, 02/15/21[a,b]	8,950,000	8,950,000
7.13%, 04/15/19[b]	27,140,000	27,886,350
7.75%, 10/15/16[a,b]	22,950,000	24,413,062
8.25%, 02/15/21[b]	5,000,000	5,044,894
8.50%, 05/15/18[b]	20,250,000	21,009,375
9.00%, 04/15/19[a,b]	32,100,000	33,865,500

		135,704,948

INVESTMENT COMPANIES – 0.27%
Offshore Group Investments Ltd.
11.50%, 08/01/15[b]	20,000,000	21,975,000

		21,975,000

IRON & STEEL – 0.69%
Steel Dynamics Inc.
6.75%, 04/01/15	10,820,000	11,117,550
7.75%, 04/15/16[a]	9,175,000	9,728,466
United States Steel Corp.
6.05%, 06/01/17	8,800,000	8,910,000
7.00%, 02/01/18[a]	8,000,000	8,333,333
7.38%, 04/01/20[a]	18,000,000	18,945,000

		57,034,349

LODGING – 4.13%
CityCenter Holdings LLC/CityCenter Finance Corp.
7.63%, 01/15/16[a,b]	19,000,000	19,760,000
Harrah’s Operating Co. Inc.
10.00%, 12/15/18[a]	81,867,000	76,767,573
10.75%, 02/01/16[a]	9,200,000	9,039,000
11.25%, 06/01/17	43,300,000	49,226,687
12.75%, 04/15/18[a,b]	18,850,000	19,863,188
MGM Resorts International
6.63%, 07/15/15[a]	11,700,000	11,115,000
7.50%, 06/01/16	16,750,000	16,142,813

Security	Principal	Value
7.63%, 01/15/17	$16,000,000	$15,378,643
9.00%, 03/15/20[b]	16,600,000	18,315,333
10.00%, 11/01/16[a,b]	5,000,000	5,287,500
10.38%, 05/15/14	9,500,000	10,806,250
11.13%, 11/15/17	17,950,000	20,717,292
11.38%, 03/01/18[a]	9,000,000	10,162,500
Starwood Hotels & Resorts Worldwide Inc.
6.75%, 05/15/18	7,750,000	8,376,458
7.88%, 10/15/14[a]	9,200,000	10,444,837
Wynn Las Vegas LLC
7.75%, 08/15/20	27,350,000	28,991,000
7.88%, 11/01/17[a]	9,650,000	10,277,250

		340,671,324

MACHINERY – 1.02%
Case New Holland Inc.
7.88%, 12/01/17[b]	35,500,000	39,713,850
Manitowoc Co. Inc. (The)
8.50%, 11/01/20[a]	12,775,000	13,860,875
9.50%, 02/15/18[a]	11,600,000	12,963,000
Terex Corp.
8.00%, 11/15/17[a]	16,664,000	17,393,952

		83,931,677

MANUFACTURING – 0.90%
Bombardier Inc.
7.50%, 03/15/18[a,b]	14,000,000	15,061,667
7.75%, 03/15/20[a,b]	20,200,000	21,849,667
RBS Global Inc./Rexnord LLC
8.50%, 05/01/18[a]	24,450,000	26,467,125
SPX Corp.
6.88%, 09/01/17[b]	5,000,000	5,362,500
7.63%, 12/15/14	5,000,000	5,483,333

		74,224,292

MEDIA – 7.27%
Cablevision Systems Corp.
7.75%, 04/15/18	13,300,000	14,181,125
8.00%, 04/15/20	6,200,000	6,745,083
8.63%, 09/15/17	27,050,000	30,296,000
CCH II LLC/CCH II Capital Corp.
13.50%, 11/30/16	33,525,000	40,509,375

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
CCO Holdings LLC/CCO Holdings Capital Corp.
7.00%, 01/15/19	$19,400,000	$19,691,000
7.00%, 01/15/19[b]	3,300,000	3,349,500
7.25%, 10/30/17[a]	21,000,000	21,997,500
7.88%, 04/30/18[a]	24,650,000	26,221,438
8.13%, 04/30/20[a]	15,000,000	16,125,000
Cequel Communications Holdings I LLC/Cequel Capital Corp.
8.63%, 11/15/17[b]	39,400,000	41,827,040
Charter Communications Inc.
10.88%, 09/15/14[a,b]	11,700,000	13,125,450
Clear Channel Communications Inc.
10.75%, 08/01/16	14,350,000	13,921,294
Clear Channel Worldwide Holdings Inc.
9.25%, 12/15/17	8,900,000	9,938,333
Clear Channel Worldwide Holdings Inc.
Series B
9.25%, 12/15/17	43,825,000	48,755,312
CSC Holdings LLC
8.50%, 04/15/14	19,408,000	21,753,133
8.50%, 06/15/15	6,650,000	7,275,961
8.63%, 02/15/19	9,500,000	10,948,750
DISH DBS Corp.
7.13%, 02/01/16	42,134,000	45,014,921
7.75%, 05/31/15	14,800,000	16,187,500
7.88%, 09/01/19	23,500,000	25,468,125
McClatchy Co. (The)
11.50%, 02/15/17[a]	18,000,000	20,401,875
Nielsen Finance LLC/Nielsen Finance Co.
7.75%, 10/15/18[b]	23,100,000	24,919,125
11.50%, 05/01/16	6,370,000	7,484,750
Quebecor Media Inc.
7.75%, 03/15/16	28,536,000	29,717,931
Sirius XM Radio Inc.
8.75%, 04/01/15[a,b]	21,150,000	23,406,000
Univision Communications Inc.
7.88%, 11/01/20[a,b]	17,000,000	18,139,000
8.50%, 05/15/21[a,b]	8,000,000	8,326,667
12.00%, 07/01/14[b]	11,425,000	12,434,208

Security	Principal	Value
Videotron Ltee
9.13%, 04/15/18	$9,500,000	$10,649,299
XM Satellite Radio Inc.
13.00%, 08/01/13[a,b]	9,418,000	11,230,965

		600,041,660

MINING – 0.66%
Novelis Inc.
7.25%, 02/15/15	22,693,000	23,260,325
8.38%, 12/15/17[a,b]	23,200,000	25,442,667
8.75%, 12/15/20[b]	5,000,000	5,508,333

		54,211,325

OFFICE & BUSINESS EQUIPMENT – 0.40%
CDW LLC/CDW Finance Corp.
8.00%, 12/15/18[a,b]	9,762,000	10,494,150
11.00%, 10/12/15	15,000,000	16,331,250
12.54%, 10/12/17[a]	6,000,000	6,540,000

		33,365,400

OIL & GAS – 7.11%
ATP Oil & Gas Corp.
11.88%, 05/01/15[a]	30,750,000	31,416,250
Chaparral Energy Inc.
8.25%, 09/01/21[b]	2,000,000	2,035,000
Chesapeake Energy Corp.
6.13%, 02/15/21	5,000,000	5,093,667
6.50%, 08/15/17[a]	6,850,000	7,346,625
6.63%, 08/15/20	25,650,000	26,862,620
6.88%, 08/15/18	17,250,000	18,385,625
6.88%, 11/15/20	11,050,000	11,804,804
7.25%, 12/15/18[a]	14,200,000	15,620,000
9.50%, 02/15/15	31,081,000	38,510,939
Denbury Resources Inc.
8.25%, 02/15/20[a]	22,630,000	25,091,012
9.75%, 03/01/16	9,000,000	10,192,500
Energy XXI Gulf Coast Inc.
9.25%, 12/15/17[b]	20,250,000	21,751,875
Forest Oil Corp.
7.25%, 06/15/19[a]	21,905,000	22,689,929
8.50%, 02/15/14	13,030,000	14,460,694
Linn Energy LLC/Linn Energy Finance Corp.
7.75%, 02/01/21[a,b]	24,400,000	25,693,200
8.63%, 04/15/20[b]	26,700,000	29,703,750

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
Newfield Exploration Co.
6.63%, 04/15/16	$11,605,000	$11,987,010
6.88%, 02/01/20	14,225,000	15,054,792
7.13%, 05/15/18[a]	12,826,000	13,682,002
OPTI Canada Inc.
7.88%, 12/15/14[a]	13,000,000	7,001,751
8.25%, 12/15/14[a]	24,020,000	13,027,100
Petrohawk Energy Corp.
7.25%, 08/15/18[a]	24,250,000	25,068,437
7.25%, 08/15/18[b]	1,000,000	1,036,250
7.88%, 06/01/15	17,736,000	18,825,799
10.50%, 08/01/14	6,750,000	7,762,500
Pioneer Natural Resources Co.
6.65%, 03/15/17	11,669,000	12,583,072
6.88%, 05/01/18	8,775,000	9,466,031
7.50%, 01/15/20	7,825,000	8,731,396
Plains Exploration & Production Co.
7.00%, 03/15/17	10,670,000	11,083,463
7.63%, 06/01/18	7,975,000	8,503,344
7.75%, 06/15/15	16,750,000	17,573,542
8.63%, 10/15/19	10,100,000	11,227,833
10.00%, 03/01/16	9,150,000	10,370,000
Quicksilver Resources Inc.
8.25%, 08/01/15	9,200,000	9,475,233
11.75%, 01/01/16	12,350,000	14,253,958
Range Resources Corp.
6.75%, 08/01/20	9,500,000	10,070,000
SandRidge Energy Inc.
8.00%, 06/01/18[a,b]	15,525,000	16,158,937
8.75%, 01/15/20[a]	8,500,000	9,172,917
Tesoro Corp.
6.50%, 06/01/17[a]	10,725,000	11,006,865
6.63%, 11/01/15	7,000,000	7,210,000

		586,990,722

OIL & GAS SERVICES – 0.57%
Compagnie Generale de Geophysique-Veritas
7.50%, 05/15/15	5,048,000	5,224,680
7.75%, 05/15/17	10,895,000	11,521,462
Expro Finance Luxembourg SCA
8.50%, 12/15/16[b]	29,250,000	29,932,500

		46,678,642

Security	Principal	Value
PACKAGING & CONTAINERS – 1.03%
Ball Corp.
5.75%, 05/15/21	$11,000,000	$10,738,750
6.63%, 03/15/18[a]	13,600,000	13,940,000
6.75%, 09/15/20	4,900,000	5,151,125
Berry Plastics Corp.
9.50%, 05/15/18	10,600,000	10,706,000
9.75%, 01/15/21[a,b]	17,000,000	17,170,000
Crown Americas LLC/Crown Americas Capital Corp. II
7.63%, 05/15/17	3,000,000	3,280,000
Crown Americas LLC/Crown Americas Capital Corp. III
6.25%, 02/01/21[a,b]	10,450,000	10,557,766
Owens-Brockway Glass Container Inc.
7.38%, 05/15/16	12,725,000	13,916,629

		85,460,270

PHARMACEUTICALS – 1.75%
Elan Finance PLC
8.75%, 10/15/16[a]	12,000,000	12,690,000
8.88%, 12/01/13[a]	2,960,000	3,063,600
Giant Funding Corp.
8.25%, 02/01/18[b]	8,100,000	8,322,750
Mylan Inc.
6.00%, 11/15/18[a,b]	17,500,000	17,941,875
7.63%, 07/15/17[b]	16,000,000	17,593,333
7.88%, 07/15/20[b]	17,050,000	19,106,486
Omnicare Inc.
6.88%, 12/15/15	3,750,000	3,871,875
7.75%, 06/01/20[a]	6,000,000	6,405,000
Valeant Pharmaceuticals International Inc.
6.75%, 10/01/17[b]	11,000,000	11,398,750
6.88%, 12/01/18[a,b]	18,250,000	18,934,375
7.00%, 10/01/20[b]	24,325,000	24,978,734

		144,306,778

PIPELINES – 1.69%
El Paso Corp.
7.00%, 06/15/17	26,090,000	28,851,192
7.25%, 06/01/18[a]	10,550,000	11,932,905
8.25%, 02/15/16	3,800,000	4,293,601

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
Energy Transfer Equity LP
7.50%, 10/15/20[a]	$44,250,000	$47,872,969
Kinder Morgan Finance Co. LLC
6.00%, 01/15/18[a,b]	17,500,000	17,995,833
Kinder Morgan Finance Co. ULC
5.70%, 01/05/16	16,410,000	16,940,107
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp.
6.75%, 11/01/20	1,800,000	1,845,000
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp. Series B
8.75%, 04/15/18	8,750,000	9,646,875

		139,378,482

REAL ESTATE – 0.63%
Realogy Corp.
11.50%, 04/15/17[a,b]	35,275,000	37,391,500
13.38%, 04/15/18[a,b,c]	15,000,000	14,850,000

		52,241,500

REAL ESTATE INVESTMENT TRUSTS – 0.75%
Host Hotels & Resorts Inc.
6.00%, 11/01/20	11,500,000	11,514,375
Host Hotels & Resorts LP
6.75%, 06/01/16[a]	24,150,000	25,015,854
6.88%, 11/01/14	9,235,000	9,565,921
9.00%, 05/15/17[a]	7,050,000	7,916,563
Omega Healthcare Investors Inc.
6.75%, 10/15/22[b]	8,105,000	8,155,656

		62,168,369

RETAIL – 3.26%
Dollar General Corp.
10.63%, 07/15/15	17,704,000	19,090,813
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21[b]	10,512,000	10,262,340
Inergy LP
6.88%, 08/01/21[b]	3,600,000	3,681,000
7.00%, 10/01/18[a,b]	8,000,000	8,292,000
8.25%, 03/01/16	8,000,000	8,330,000
Limited Brands Inc.
6.90%, 07/15/17	19,662,000	21,013,762

Security	Principal	Value
7.00%, 05/01/20[a]	$7,000,000	$7,402,500
8.50%, 06/15/19	9,500,000	10,869,583
Michaels Stores Inc.
7.75%, 11/01/18[a,b]	27,000,000	27,888,750
Neiman Marcus Group Inc. (The)
10.38%, 10/15/15	9,650,000	10,168,688
Rite Aid Corp.
7.50%, 03/01/17[a]	10,800,000	10,809,563
8.00%, 08/15/20[a]	17,100,000	18,532,125
8.63%, 03/01/15[a]	7,500,000	6,935,731
9.50%, 06/15/17[a]	32,470,000	29,815,513
10.38%, 07/15/16	11,000,000	11,724,167
Sears Holdings Corp.
6.63%, 10/15/18[a,b]	25,200,000	24,444,000
Toys R Us Property Co. I LLC
10.75%, 07/15/17	20,725,000	23,695,583
Toys R Us Property Co. II LLC
8.50%, 12/01/17	14,775,000	16,067,813

		269,023,931

SEMICONDUCTORS – 1.62%
Advanced Micro Devices Inc.
7.75%, 08/01/20[a]	6,100,000	6,366,875
8.13%, 12/15/17[a]	14,460,000	15,363,750
Freescale Semiconductor Inc.
8.88%, 12/15/14[a]	22,718,000	23,782,906
9.25%, 04/15/18[b]	29,550,000	32,963,025
10.13%, 12/15/16[a]	17,250,000	18,572,500
10.13%, 03/15/18[a,b]	13,725,000	15,612,188
10.75%, 08/01/20[a,b]	18,500,000	21,321,250

		133,982,494

SOFTWARE – 2.46%
Fidelity National Information Services Inc.
7.63%, 07/15/17	11,600,000	12,818,000
7.88%, 07/15/20	12,700,000	13,928,725
First Data Corp.
8.25%, 01/15/21[a,b]	41,492,000	41,258,608
8.88%, 08/15/20[a,b]	10,000,000	10,941,667
9.88%, 09/24/15[a]	11,488,000	11,606,444
11.25%, 03/31/16[a]	49,875,000	48,054,562
12.63%, 01/15/21[a,b]	60,992,000	64,384,680

		202,992,686

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
TELECOMMUNICATIONS – 14.09%
Avaya Inc.
7.00%, 04/01/19[b]	$9,678,000	$9,585,253
9.75%, 11/01/15	15,800,000	16,353,000
Cincinnati Bell Inc.
8.25%, 10/15/17	13,900,000	14,062,167
8.38%, 10/15/20	17,000,000	16,808,750
8.75%, 03/15/18[a]	9,800,000	9,383,500
Clearwire Communications LLC/ Clearwire Finance Inc.
12.00%, 12/01/15[a,b]	62,450,000	67,674,714
12.00%, 12/01/17[a,b]	2,250,000	2,410,313
CommScope Inc.
8.25%, 01/15/19[a,b]	3,500,000	3,635,625
Cricket Communications Inc.
7.75%, 05/15/16	22,283,000	23,425,004
7.75%, 10/15/20[a]	20,000,000	19,125,000
Crown Castle International Corp.
7.13%, 11/01/19	10,750,000	11,404,317
9.00%, 01/15/15	20,400,000	22,849,292
Digicel Group Ltd.
8.88%, 01/15/15[a,b]	21,000,000	21,892,500
10.50%, 04/15/18[a,b]	18,000,000	20,475,000
Digicel Ltd.
8.25%, 09/01/17[b]	13,050,000	13,669,875
12.00%, 04/01/14[b]	10,000,000	11,650,000
Frontier Communications Corp.
7.13%, 03/15/19	11,700,000	12,101,619
7.88%, 04/15/15[a]	8,800,000	9,731,333
8.13%, 10/01/18[a]	10,600,000	11,774,833
8.25%, 05/01/14[a]	11,975,000	13,451,379
8.25%, 04/15/17	31,910,000	35,220,662
8.50%, 04/15/20[a]	22,500,000	24,956,250
8.75%, 04/15/22[a]	7,500,000	8,298,750
Global Crossing Ltd.
12.00%, 09/15/15	21,800,000	25,083,625
Intelsat Jackson Holdings SA
7.25%, 10/15/20[b]	18,900,000	19,372,500
8.50%, 11/01/19[a,b]	12,000,000	13,185,000
9.50%, 06/15/16	15,500,000	16,396,094
11.25%, 06/15/16[a]	19,918,000	21,337,157
Intelsat Luxembourg SA
11.25%, 02/04/17	62,500,000	69,062,500

Security	Principal	Value
Intelsat Subsidiary Holding Co. SA
8.88%, 01/15/15	$17,400,000	$17,932,875
8.88%, 01/15/15[b]	5,000,000	5,133,333
Level 3 Financing Inc.
8.75%, 02/15/17	8,450,000	8,332,129
9.25%, 11/01/14	32,484,000	33,572,214
10.00%, 02/01/18	13,700,000	13,956,875
MetroPCS Wireless Inc.
6.63%, 11/15/20[a]	22,000,000	21,395,000
7.88%, 09/01/18[a]	20,825,000	21,900,958
Nextel Communications Inc.
Series D
7.38%, 08/01/15[a]	14,855,000	14,892,138
NII Capital Corp.
8.88%, 12/15/19	12,400,000	13,677,200
10.00%, 08/15/16	14,960,000	16,979,600
PAETEC Holding Corp.
8.88%, 06/30/17	5,000,000	5,425,000
9.88%, 12/01/18[b]	9,500,000	10,236,250
Qwest Communications International Inc.
7.13%, 04/01/18	21,400,000	22,898,000
8.00%, 10/01/15[a]	9,600,000	10,488,000
Qwest Communications International Inc.
Series B
7.50%, 02/15/14	15,625,000	15,743,164
Sprint Nextel Corp.
6.00%, 12/01/16[a]	46,003,000	45,716,687
8.38%, 08/15/17[a]	23,250,000	25,778,437
Virgin Media Finance PLC
8.38%, 10/15/19[a]	16,950,000	19,174,688
9.13%, 08/15/16	8,950,000	9,554,125
Virgin Media Finance PLC
Series 1
9.50%, 08/15/16[a]	32,250,000	37,047,187
Virgin Media Secured Finance PLC
6.50%, 01/15/18	18,000,000	19,676,250
West Corp.
7.88%, 01/15/19[a,b]	18,800,000	19,281,750
8.63%, 10/01/18[b]	10,100,000	10,706,000
11.00%, 10/15/16[a]	11,600,000	12,638,973

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND FUND

February 28, 2011

Security	Shares or Principal	Value
Wind Acquisition Finance SA
7.25%, 02/15/18[b]	$29,550,000	$30,805,875
11.75%, 07/15/17[a,b]	40,025,000	45,828,625
Windstream Corp.
7.00%, 03/15/19[a]	17,300,000	17,337,819
7.75%, 10/15/20[a]	7,500,000	7,770,713
7.88%, 11/01/17	18,200,000	19,701,500
8.13%, 09/01/18[a]	7,875,000	8,426,250
8.63%, 08/01/16	35,226,000	37,266,173

		1,163,649,800
TEXTILES – 0.24%
Mohawk Industries Inc.
6.88%, 01/15/16[a]	18,387,000	19,720,057

		19,720,057
TRANSPORTATION – 0.39%
CEVA Group PLC
8.38%, 12/01/17[a,b]	8,750,000	9,012,500
CHC Helicopter SA
9.25%, 10/15/20[b]	22,000,000	23,567,500

		32,580,000

TOTAL CORPORATE BONDS & NOTES
(Cost: $7,387,915,551)		7,976,997,941

SHORT-TERM INVESTMENTS – 14.71%

MONEY MARKET FUNDS – 14.71%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[d,e,f]	920,518,368	920,518,368
BlackRock Cash Funds: Prime, SL Agency Shares
0.22%[d,e,f]	154,588,967	154,588,967
BlackRock Cash Funds: Treasury, SL Agency Shares
0.07%[d,e]	139,332,609	139,332,609

		1,214,439,944

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,214,439,944)		1,214,439,944

Value
TOTAL INVESTMENTS IN SECURITIES – 111.31%
(Cost: $8,602,355,495)	$9,191,437,885

Other Assets, Less Liabilities – (11.31)%	(933,510,322)

NET ASSETS – 100.00%	$8,257,927,563

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
CORPORATE BONDS & NOTES – 98.10%

AEROSPACE & DEFENSE – 1.08%
Boeing Co. (The)
3.50%, 02/15/15[a]	$15,700,000	$16,383,740
4.88%, 02/15/20	7,000,000	7,483,531
Lockheed Martin Corp.
4.25%, 11/15/19	10,000,000	10,079,722
6.15%, 09/01/36	15,000,000	16,363,677
United Technologies Corp.
4.50%, 04/15/20	10,100,000	10,483,146
4.88%, 05/01/15[a]	20,850,000	22,891,318
5.70%, 04/15/40	18,700,000	19,825,602
6.13%, 02/01/19	23,500,000	27,264,122
6.13%, 07/15/38	7,500,000	8,370,191

		139,145,049

AGRICULTURE – 1.77%
Altria Group Inc.
4.13%, 09/11/15	10,355,000	10,739,979
9.25%, 08/06/19	5,000,000	6,483,406
9.70%, 11/10/18	57,785,000	75,685,709
9.95%, 11/10/38	2,935,000	4,080,184
10.20%, 02/06/39	33,597,000	47,710,613
Philip Morris International Inc.
4.50%, 03/26/20[a]	19,135,000	19,697,282
5.65%, 05/16/18	38,011,000	42,777,840
6.38%, 05/16/38	18,590,000	21,202,871

		228,377,884

AUTO MANUFACTURERS – 0.19%
Daimler Finance North America LLC
8.50%, 01/18/31[a]	18,000,000	24,060,600

		24,060,600

BANKS – 13.85%
Bank of America Corp.
3.70%, 09/01/15[a]	16,000,000	16,179,703
4.50%, 04/01/15	35,000,000	36,477,233
4.75%, 08/01/15[a]	11,050,000	11,565,855
5.42%, 03/15/17	2,280,000	2,332,119
5.63%, 07/01/20	12,500,000	12,975,392
5.65%, 05/01/18	17,950,000	18,928,505
5.75%, 12/01/17	17,000,000	18,085,963

Security	Principal	Value
6.00%, 09/01/17	$13,815,000	$14,905,957
6.50%, 08/01/16	36,000,000	40,342,383
7.38%, 05/15/14	20,000,000	22,711,811
7.63%, 06/01/19	10,000,000	11,667,840
Bank of America N.A.
6.00%, 10/15/36	4,655,000	4,488,958
Bank of America N.A.
Series BKNT
5.30%, 03/15/17	1,000,000	1,039,389
Bank of New York Mellon Corp. (The)
4.30%, 05/15/14	25,000,000	26,923,958
Bank of Nova Scotia
2.05%, 10/07/15	2,500,000	2,433,622
3.40%, 01/22/15	32,379,000	33,436,779
4.38%, 01/13/21	10,000,000	9,928,195
Barclays Bank PLC
3.90%, 04/07/15[a]	18,000,000	18,572,827
5.00%, 09/22/16[a]	25,400,000	26,991,105
5.13%, 01/08/20	35,925,000	36,502,700
5.14%, 10/14/20	4,500,000	4,240,943
5.20%, 07/10/14	40,379,000	43,600,017
6.75%, 05/22/19[a]	28,058,000	31,551,335
BB&T Corp.
5.20%, 12/23/15	11,000,000	11,836,618
BNP Paribas SA
3.25%, 03/11/15[a]	30,000,000	30,272,185
5.00%, 01/15/21	20,000,000	20,151,840
Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A.
2.13%, 10/13/15	9,000,000	8,684,798
4.50%, 01/11/21[a]	22,000,000	22,056,056
Credit Suisse
5.40%, 01/14/20	35,160,000	35,480,839
Credit Suisse New York
3.50%, 03/23/15	82,700,000	84,525,994
5.30%, 08/13/19[a]	93,360,000	97,824,288
5.50%, 05/01/14	17,800,000	19,560,648
6.00%, 02/15/18	11,000,000	11,730,111
Deutsche Bank AG London
3.25%, 01/11/16[a]	9,000,000	8,961,820
3.88%, 08/18/14	28,300,000	29,531,548
6.00%, 09/01/17	50,000,000	55,721,738

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
Deutsche Bank Financial LLC
5.38%, 03/02/15	$5,000,000	$5,328,258
Fifth Third Bancorp
3.63%, 01/25/16	3,650,000	3,663,706
8.25%, 03/01/38	12,600,000	15,177,357
HSBC Bank (USA) N.A.
4.63%, 04/01/14[a]	2,000,000	2,122,860
4.88%, 08/24/20[a]	3,000,000	2,931,978
HSBC Holdings PLC
6.50%, 09/15/37	87,893,000	90,584,863
6.80%, 06/01/38	5,852,000	6,212,464
Lloyds TSB Bank PLC
4.88%, 01/21/16[a]	28,500,000	28,883,539
6.38%, 01/21/21[a]	25,500,000	26,244,418
PNC Funding Corp.
3.63%, 02/08/15[a,b]	13,596,000	14,059,851
4.38%, 08/11/20[b]	6,000,000	5,992,950
5.13%, 02/08/20[b]	10,000,000	10,585,200
Royal Bank of Canada
2.63%, 12/15/15[a]	12,500,000	12,460,821
Royal Bank of Scotland Group PLC
3.95%, 09/21/15[a]	12,000,000	11,900,020
4.88%, 03/16/15[a]	26,090,000	26,838,181
5.00%, 11/12/13[a]	3,000,000	2,992,470
5.00%, 10/01/14	14,900,000	14,745,401
5.63%, 08/24/20[a]	9,650,000	9,516,598
6.13%, 01/11/21[a]	22,000,000	22,295,771
6.40%, 10/21/19[a]	25,000,000	25,488,700
U.S. Bancorp
2.45%, 07/27/15	9,976,000	9,866,663
4.20%, 05/15/14[a]	8,400,000	8,981,586
UBS AG Stamford
3.88%, 01/15/15[a]	2,000,000	2,058,436
4.88%, 08/04/20[a]	10,140,000	10,177,257
5.75%, 04/25/18[a]	89,151,000	96,536,046
5.88%, 12/20/17	21,340,000	23,341,394
UBS AG Stamford Series 10
5.88%, 07/15/16	15,000,000	16,141,050
US Bank N.A.
4.95%, 10/30/14[a]	29,000,000	31,579,840
6.30%, 02/04/14	5,000,000	5,528,157

Security	Principal	Value
Wachovia Bank N.A./Wells
Fargo & Co.
5.85%, 02/01/37	$14,000,000	$14,312,720
6.60%, 01/15/38[a]	64,279,000	72,165,312
Wachovia Corp./Wells Fargo & Co.
5.25%, 08/01/14[a]	27,800,000	29,693,511
5.50%, 08/01/35[a]	17,668,000	16,749,932
5.63%, 10/15/16[a]	3,427,000	3,735,000
Wells Fargo & Co.
3.63%, 04/15/15[a]	7,750,000	8,011,343
3.68%, 06/15/16	9,050,000	9,234,846
3.75%, 10/01/14	38,172,000	39,930,342
5.63%, 12/11/17[a]	111,208,000	123,131,671
Wells Fargo Bank N.A.
4.75%, 02/09/15	36,500,000	38,682,542
5.75%, 05/16/16[a]	4,575,000	5,063,297
Wells Fargo Capital X
5.95%, 12/15/36	7,270,000	7,146,764

		1,792,314,187

BEVERAGES – 2.24%
Anheuser-Busch InBev
Worldwide Inc.
4.13%, 01/15/15	15,500,000	16,416,366
5.00%, 04/15/20	3,000,000	3,162,981
5.38%, 01/15/20[a]	40,590,000	43,909,013
Bottling Group LLC
5.13%, 01/15/19[a]	20,320,000	22,181,620
6.95%, 03/15/14[a]	20,000,000	23,012,919
Coca-Cola Co. (The)
1.50%, 11/15/15	12,750,000	12,197,062
3.15%, 11/15/20	13,800,000	12,838,434
3.63%, 03/15/14[a]	2,310,000	2,446,545
Diageo Capital PLC
5.75%, 10/23/17	19,000,000	21,429,449
7.38%, 01/15/14[a]	7,000,000	8,041,979
Diageo Finance BV
5.30%, 10/28/15[a]	3,500,000	3,887,560
Pepsi Bottling Group Inc.
Series B
7.00%, 03/01/29	15,000,000	18,109,602
PepsiCo Inc.
3.10%, 01/15/15	5,650,000	5,846,965

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
3.13%, 11/01/20	$15,100,000	$13,962,517
4.50%, 01/15/20[a]	10,600,000	11,043,515
5.50%, 01/15/40	14,745,000	15,192,558
7.90%, 11/01/18	43,767,000	55,665,173

		289,344,258

BIOTECHNOLOGY – 0.68%
Amgen Inc.
3.45%, 10/01/20	3,000,000	2,828,709
5.70%, 02/01/19	34,000,000	38,139,955
6.38%, 06/01/37	5,000,000	5,585,957
6.40%, 02/01/39	20,500,000	23,128,366
Genentech Inc.
4.75%, 07/15/15	16,750,000	18,246,363

		87,929,350

CHEMICALS – 1.91%
Dow Chemical Co. (The)
2.50%, 02/15/16	12,750,000	12,289,555
4.25%, 11/15/20	2,400,000	2,310,068
7.60%, 05/15/14[a]	55,770,000	64,734,559
8.55%, 05/15/19[a]	54,692,000	69,269,236
9.40%, 05/15/39[a]	24,979,000	36,874,131
E.I. du Pont de Nemours and Co.
3.25%, 01/15/15	12,500,000	12,927,415
3.63%, 01/15/21[a]	14,200,000	13,469,802
4.63%, 01/15/20	12,500,000	12,981,875
5.88%, 01/15/14[a]	1,869,000	2,076,906
6.00%, 07/15/18[a]	16,400,000	18,724,767
Rohm and Haas Co.
6.00%, 09/15/17	1,500,000	1,663,015

		247,321,329

COMPUTERS – 1.36%
Hewlett-Packard Co.
2.13%, 09/13/15	5,000,000	4,903,093
3.75%, 12/01/20	11,500,000	11,074,558
4.75%, 06/02/14	32,090,000	34,905,480
5.50%, 03/01/18	13,377,000	14,880,136
International Business Machines Corp.
2.00%, 01/05/16	13,375,000	13,000,500
5.60%, 11/30/39	26,960,000	28,406,000
5.70%, 09/14/17	35,140,000	39,936,232

Security	Principal	Value
7.63%, 10/15/18	$19,887,000	$25,044,939
8.38%, 11/01/19	3,000,000	3,966,486

		176,117,424

COSMETICS & PERSONAL CARE – 0.68%
Procter & Gamble Co. (The)
1.80%, 11/15/15[a]	6,000,000	5,857,836
3.50%, 02/15/15[a]	28,565,000	29,948,421
4.70%, 02/15/19[a]	22,865,000	24,711,170
4.95%, 08/15/14[a]	4,000,000	4,426,645
5.55%, 03/05/37	21,150,000	22,803,997

		87,748,069

DIVERSIFIED FINANCIAL SERVICES – 20.87%
American Express Co.
6.15%, 08/28/17	10,000,000	11,221,235
7.00%, 03/19/18[a]	2,500,000	2,932,276
7.25%, 05/20/14[a]	12,980,000	14,821,350
8.13%, 05/20/19[a]	61,392,000	76,603,464
8.15%, 03/19/38[a]	16,661,000	22,226,606
American Express Credit Corp.
2.75%, 09/15/15	28,500,000	28,023,551
5.13%, 08/25/14[a]	20,500,000	22,070,456
Bear Stearns Companies Inc.
(The)/JPMorgan Chase & Co.
5.70%, 11/15/14[a]	15,600,000	17,165,206
6.40%, 10/02/17	15,000,000	16,969,182
BP Capital Markets PLC
3.13%, 10/01/15[a]	5,000,000	5,055,900
3.63%, 05/08/14[a]	19,100,000	19,924,379
3.88%, 03/10/15[a]	25,950,000	27,183,791
4.50%, 10/01/20	21,300,000	21,416,085
4.75%, 03/10/19[a]	24,800,000	25,819,435
Capital One Bank (USA) N.A.
8.80%, 07/15/19	60,610,000	76,358,020
Capital One Capital V
10.25%, 08/15/39	2,310,000	2,506,350
Capital One Capital VI
8.88%, 05/15/40	13,310,000	14,119,248
Capital One Financial Corp.
7.38%, 05/23/14	2,310,000	2,659,325
Caterpillar Financial Services Corp.
7.15%, 02/15/19[a]	19,310,000	23,670,687

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
Citigroup Inc.
4.75%, 05/19/15	$26,601,000	$28,037,454
5.00%, 09/15/14	38,627,000	40,522,756
5.50%, 02/15/17[a]	40,000,000	41,952,200
5.88%, 02/22/33[a]	2,250,000	2,116,339
6.00%, 08/15/17[a]	8,500,000	9,308,614
6.01%, 01/15/15[a]	20,590,000	22,614,477
6.13%, 11/21/17	2,310,000	2,539,151
6.13%, 05/15/18	8,075,000	8,822,101
6.13%, 08/25/36[a]	14,960,000	14,288,601
6.38%, 08/12/14[a]	15,500,000	17,287,305
6.63%, 06/15/32[a]	1,500,000	1,526,737
8.13%, 07/15/39	56,510,000	70,945,385
8.50%, 05/22/19	86,184,000	106,629,238
Credit Suisse First Boston
(USA) Inc.
4.88%, 01/15/15	5,000,000	5,385,065
5.13%, 01/15/14[a]	1,850,000	2,007,100
General Electric Capital Corp.
2.25%, 11/09/15	7,000,000	6,772,913
3.50%, 06/29/15[a]	4,500,000	4,623,136
4.63%, 01/07/21	7,000,000	6,937,702
5.30%, 02/11/21[a]	2,900,000	2,960,900
5.63%, 05/01/18	93,281,000	101,556,693
5.88%, 01/14/38	86,887,000	86,512,061
5.90%, 05/13/14	25,250,000	28,013,593
6.00%, 08/07/19	19,000,000	20,972,580
6.75%, 03/15/32[a]	23,775,000	26,258,572
6.88%, 01/10/39	20,000,000	22,507,183
General Electric Capital Corp.
Series A
3.75%, 11/14/14[a]	40,000,000	41,828,838
6.15%, 08/07/37[a]	2,000,000	2,041,627
Goldman Sachs Group Inc. (The)
3.63%, 02/07/16	7,000,000	6,983,214
3.70%, 08/01/15	8,020,000	8,127,775
5.00%, 10/01/14	10,000,000	10,750,975
5.13%, 01/15/15[a]	17,155,000	18,429,264
5.35%, 01/15/16	6,000,000	6,459,659
5.38%, 03/15/20[a]	5,812,000	5,966,248
5.95%, 01/15/27	5,000,000	4,986,275
6.00%, 05/01/14	95,006,000	104,930,494
6.15%, 04/01/18[a]	90,086,000	98,355,385

Security	Principal	Value
6.25%, 09/01/17	$13,100,000	$14,526,784
6.25%, 02/01/41	3,100,000	3,125,869
6.35%, 02/15/34[a]	13,000,000	12,663,758
6.75%, 10/01/37	95,687,000	97,141,127
HSBC Finance Corp.
5.00%, 06/30/15[a]	36,353,000	38,736,973
6.68%, 01/15/21[c]	31,522,000	32,928,201
JPMorgan Chase & Co.
3.40%, 06/24/15[a]	12,750,000	12,942,238
3.45%, 03/01/16	5,000,000	5,030,238
4.65%, 06/01/14	104,042,000	111,062,353
5.13%, 09/15/14	14,935,000	16,003,121
5.50%, 10/15/40[a]	2,000,000	1,963,933
6.00%, 01/15/18	10,400,000	11,538,426
6.30%, 04/23/19[a]	102,940,000	115,649,329
6.40%, 05/15/38	31,805,000	35,178,723
JPMorgan Chase Capital XVIII
6.95%, 08/17/36[a]	10,000,000	10,372,680
JPMorgan Chase Capital XX
Series T
6.55%, 09/29/36	10,000,000	10,196,898
JPMorgan Chase Capital XXII
6.45%, 02/02/37	1,205,000	1,220,633
JPMorgan Chase Capital XXV
6.80%, 10/01/37	9,655,000	10,045,173
JPMorgan Chase Capital XXVII
Series AA
7.00%, 11/01/39[a]	8,710,000	9,157,370
Merrill Lynch & Co. Inc.
5.00%, 01/15/15	14,000,000	14,793,370
6.05%, 05/16/16[a]	10,000,000	10,626,203
6.88%, 04/25/18	88,100,000	98,861,765
7.75%, 05/14/38[a]	46,124,000	52,021,293
Morgan Stanley
3.45%, 11/02/15[a]	7,000,000	6,881,280
4.10%, 01/26/15[a]	2,000,000	2,053,980
4.20%, 11/20/14[a]	20,500,000	21,186,494
4.75%, 04/01/14[a]	32,309,000	33,627,253
5.50%, 01/26/20	4,000,000	4,052,544
5.63%, 09/23/19	9,000,000	9,247,512
5.75%, 10/18/16[a]	5,000,000	5,360,293
5.75%, 01/25/21	8,000,000	8,216,540
5.95%, 12/28/17	22,000,000	23,497,877

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
6.00%, 05/13/14[a]	$20,750,000	$22,675,877
6.00%, 04/28/15	77,776,000	84,975,365
6.25%, 08/28/17	24,500,000	26,662,302
6.63%, 04/01/18	40,000,000	44,059,900
7.25%, 04/01/32[a]	14,842,000	17,324,135
7.30%, 05/13/19[a]	66,685,000	75,700,134
Nomura Holdings Inc.
5.00%, 03/04/15	34,000,000	35,479,097
6.70%, 03/04/20[a]	18,000,000	19,305,154
SLM Corp.
5.63%, 08/01/33	10,000,000	8,249,639
6.25%, 01/25/16[a]	15,400,000	15,654,100
8.00%, 03/25/20	9,000,000	9,517,500
8.45%, 06/15/18	44,321,000	48,368,306
Toyota Motor Credit Corp.
3.20%, 06/17/15	13,465,000	13,876,817
4.25%, 01/11/21[a]	5,000,000	5,049,928
Toyota Motor Credit Corp.
Series B
4.50%, 06/17/20	13,150,000	13,695,121

		2,701,207,762

ELECTRIC – 1.40%
Duke Energy Carolinas LLC
5.30%, 02/15/40[a]	11,000,000	10,807,973
Exelon Corp.
4.90%, 06/15/15	9,226,000	9,768,975
Exelon Generation Co. LLC
6.25%, 10/01/39[a]	13,000,000	12,972,209
Florida Power Corp.
6.40%, 06/15/38	11,068,000	12,543,421
MidAmerican Energy Holdings Co.
6.13%, 04/01/36	19,000,000	20,027,204
6.50%, 09/15/37[a]	8,310,000	9,176,395
National Grid PLC
6.30%, 08/01/16	9,200,000	10,455,146
Nisource Finance Corp.
6.40%, 03/15/18	10,005,000	11,168,254
Pacific Gas & Electric Co.
4.80%, 03/01/14	15,000,000	16,154,993
5.40%, 01/15/40	20,000,000	19,265,340
5.80%, 03/01/37	5,100,000	5,237,962
6.05%, 03/01/34[a]	25,700,000	27,275,513

Security	Principal	Value
8.25%, 10/15/18	$12,955,000	$16,776,822

		181,630,207

FOOD – 2.58%
General Mills Inc.
5.20%, 03/17/15	12,600,000	13,808,950
5.65%, 02/15/19[a]	12,350,000	13,700,840
5.70%, 02/15/17	15,000,000	16,835,885
Kellogg Co.
4.00%, 12/15/20	13,500,000	13,237,335
4.45%, 05/30/16	9,100,000	9,746,916
Kellogg Co.
Series B
7.45%, 04/01/31	15,000,000	18,843,700
Kraft Foods Inc.
4.13%, 02/09/16	24,000,000	25,013,280
5.38%, 02/10/20	50,000,000	53,134,708
6.13%, 08/23/18	37,265,000	41,883,514
6.50%, 08/11/17[a]	15,026,000	17,256,950
6.50%, 02/09/40	43,400,000	46,568,847
6.88%, 02/01/38	18,000,000	20,080,408
7.00%, 08/11/37	15,000,000	16,969,500
Kroger Co. (The)
6.15%, 01/15/20[a]	10,000,000	11,250,094
Unilever Capital Corp.
4.25%, 02/10/21	15,000,000	15,216,000

		333,546,927

FOREST PRODUCTS & PAPER – 0.50%
International Paper Co.
7.30%, 11/15/39	8,000,000	9,254,455
7.95%, 06/15/18	46,069,000	56,046,529

		65,300,984

GAS – 0.13%
Sempra Energy
6.00%, 10/15/39	10,000,000	10,255,283
6.50%, 06/01/16	5,450,000	6,237,413

		16,492,696

HEALTH CARE – PRODUCTS – 0.88%
Covidien International Finance SA
6.00%, 10/15/17	12,634,000	14,249,781
6.55%, 10/15/37	15,800,000	18,059,624
Johnson & Johnson
5.15%, 07/15/18[a]	10,975,000	12,322,509

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
5.55%, 08/15/17	$9,900,000	$11,412,559
5.95%, 08/15/37	14,555,000	16,412,717
Medtronic Inc.
3.00%, 03/15/15[a]	29,750,000	30,527,566
4.45%, 03/15/20	11,065,000	11,437,669

		114,422,425

HEALTH CARE – SERVICES – 0.74%
Aetna Inc.
3.95%, 09/01/20	5,750,000	5,530,695
6.00%, 06/15/16	10,000,000	11,295,190
6.63%, 06/15/36	8,500,000	9,452,510
UnitedHealth Group Inc.
6.00%, 02/15/18[a]	8,328,000	9,398,231
6.88%, 02/15/38	24,388,000	27,722,550
WellPoint Inc.
5.25%, 01/15/16	6,000,000	6,573,985
5.85%, 01/15/36[a]	14,000,000	14,107,957
6.38%, 06/15/37	11,100,000	11,909,793

		95,990,911

INSURANCE – 3.46%
Allstate Corp. (The)
5.55%, 05/09/35[a]	10,000,000	9,970,894
American International Group Inc.
5.45%, 05/18/17	1,000,000	1,037,584
5.85%, 01/16/18[a]	102,360,000	107,837,232
6.25%, 05/01/36	3,000,000	3,023,317
6.25%, 03/15/37	5,000,000	4,545,313
6.40%, 12/15/20	13,000,000	14,039,450
8.25%, 08/15/18[a]	25,000,000	29,758,253
Berkshire Hathaway Finance Corp.
3.20%, 02/11/15	34,000,000	35,040,681
4.25%, 01/15/21[a]	10,000,000	9,986,650
4.85%, 01/15/15[a]	4,655,000	5,063,905
5.40%, 05/15/18[a]	11,299,000	12,497,497
5.75%, 01/15/40[a]	12,000,000	12,602,920
MetLife Inc.
4.75%, 02/08/21	20,000,000	20,412,100
5.00%, 06/15/15	1,000,000	1,078,890
5.70%, 06/15/35	15,000,000	15,108,387
5.88%, 02/06/41[a]	12,250,000	12,597,168
6.38%, 06/15/34	5,000,000	5,479,550
6.75%, 06/01/16[a]	22,247,000	25,651,748

Security	Principal	Value
MetLife Inc.
Series A
6.82%, 08/15/18[a]	$23,829,000	$27,923,796
Prudential Financial Inc.
7.38%, 06/15/19[a]	10,550,000	12,451,780
Prudential Financial Inc.
Series D
3.88%, 01/14/15	6,000,000	6,203,610
4.75%, 09/17/15	20,000,000	21,368,600
6.00%, 12/01/17	10,000,000	11,087,867
6.63%, 12/01/37	18,750,000	20,633,993
Travelers Companies Inc. (The)
5.35%, 11/01/40	17,000,000	16,433,503
6.25%, 06/15/37	5,000,000	5,414,555

		447,249,243

IRON & STEEL – 0.80%
ArcelorMittal SA
3.75%, 08/05/15[a]	5,000,000	5,047,210
5.25%, 08/05/20[a]	15,000,000	14,833,037
6.13%, 06/01/18[a]	27,950,000	29,896,005
7.00%, 10/15/39	14,000,000	14,555,959
9.00%, 02/15/15[a]	12,835,000	15,392,483
9.85%, 06/01/19[a]	18,994,000	24,389,952

		104,114,646

MACHINERY – 0.28%
Caterpillar Inc.
6.05%, 08/15/36	9,000,000	10,059,942
7.90%, 12/15/18[a]	12,310,000	15,647,167
Deere & Co.
4.38%, 10/16/19[a]	10,077,000	10,483,072

		36,190,181

MANUFACTURING – 0.54%
General Electric Co.
5.25%, 12/06/17	28,700,000	31,372,340
Honeywell International Inc.
4.25%, 03/01/21	8,000,000	8,077,680
5.00%, 02/15/19	9,000,000	9,757,575
5.30%, 03/01/18	19,000,000	21,098,176

		70,305,771

MEDIA – 7.18%
AOL Time Warner Inc.
7.63%, 04/15/31	15,213,000	17,886,692

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
Comcast Corp.
4.95%, 06/15/16	$15,000,000	$16,025,102
5.15%, 03/01/20[a]	28,000,000	29,209,675
5.70%, 05/15/18	7,500,000	8,201,630
5.85%, 11/15/15[a]	15,000,000	16,712,200
5.90%, 03/15/16[a]	10,000,000	11,111,608
6.30%, 11/15/17	15,000,000	16,960,125
6.40%, 03/01/40[a]	21,000,000	21,975,567
6.50%, 01/15/15[a]	10,000,000	11,305,619
6.50%, 01/15/17	13,279,000	15,156,326
6.55%, 07/01/39[a]	17,750,000	18,677,988
6.95%, 08/15/37	71,810,000	79,397,233
COX Communications Inc.
5.45%, 12/15/14	18,000,000	19,752,984
DIRECTV Holdings LLC
3.55%, 03/15/15[a]	18,200,000	18,537,028
5.20%, 03/15/20	12,000,000	12,360,560
DIRECTV Holdings LLC/DIRECTV
Financing Co. Inc.
3.13%, 02/15/16	7,000,000	6,890,406
4.60%, 02/15/21[a]	12,000,000	11,703,336
4.75%, 10/01/14	13,500,000	14,415,188
5.88%, 10/01/19[a]	16,200,000	17,531,521
6.00%, 08/15/40	16,800,000	16,403,566
Discovery Communications LLC
3.70%, 06/01/15	10,430,000	10,786,654
5.05%, 06/01/20	17,000,000	17,717,191
6.35%, 06/01/40[a]	10,000,000	10,425,100
Historic TW Inc.
6.63%, 05/15/29	3,000,000	3,221,486
NBC Universal Inc.
5.95%, 04/01/41[c]	1,900,000	1,860,589
News America Inc.
6.20%, 12/15/34	25,000,000	25,364,151
6.65%, 11/15/37	31,900,000	34,343,049
Thomson Reuters Corp.
5.70%, 10/01/14	15,000,000	16,644,984
6.50%, 07/15/18	9,000,000	10,523,434
Time Warner Cable Inc.
5.00%, 02/01/20[a]	35,000,000	35,497,000
6.75%, 07/01/18	13,250,000	15,219,741
6.75%, 06/15/39[a]	71,284,000	75,603,098

Security	Principal	Value
7.50%, 04/01/14	$39,870,000	$45,886,179
8.25%, 04/01/19	52,487,000	64,524,292
Time Warner Inc.
3.15%, 07/15/15[a]	14,500,000	14,687,412
4.70%, 01/15/21	12,250,000	12,301,695
4.88%, 03/15/20[a]	18,000,000	18,412,968
5.88%, 11/15/16	12,015,000	13,433,534
6.10%, 07/15/40	10,000,000	10,023,700
6.50%, 11/15/36	33,000,000	34,711,875
7.70%, 05/01/32	25,200,000	29,951,066
Viacom Inc.
6.25%, 04/30/16	11,500,000	13,125,261
6.88%, 04/30/36	20,900,000	23,139,758
Walt Disney Co. (The)
5.63%, 09/15/16	10,000,000	11,411,231

		929,029,802

MINING – 0.50%
Alcoa Inc.
5.55%, 02/01/17[a]	5,000,000	5,359,996
5.72%, 02/23/19	13,350,000	14,032,733
6.15%, 08/15/20[a]	12,500,000	13,425,488
6.75%, 07/15/18[a]	9,000,000	10,198,073
Barrick Gold Corp.
6.95%, 04/01/19	10,140,000	12,199,747
Rio Tinto Finance (USA) Ltd.
6.50%, 07/15/18[a]	8,000,000	9,246,152

		64,462,189

OFFICE & BUSINESS EQUIPMENT – 0.28%
Xerox Corp.
4.25%, 02/15/15	15,000,000	15,758,343
6.35%, 05/15/18	11,000,000	12,440,804
8.25%, 05/15/14	6,800,000	7,960,327

		36,159,474

OIL & GAS – 8.40%
Anadarko Petroleum Corp.
5.95%, 09/15/16[a]	26,200,000	28,731,032
6.20%, 03/15/40[a]	18,000,000	17,635,776
6.38%, 09/15/17	25,000,000	27,773,051
6.45%, 09/15/36	20,567,000	20,585,870
Apache Corp.
5.10%, 09/01/40	19,000,000	17,689,806
6.00%, 01/15/37	10,000,000	10,591,767

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
Cenovus Energy Inc.
4.50%, 09/15/14	$10,000,000	$10,735,500
5.70%, 10/15/19	19,815,000	21,997,325
6.75%, 11/15/39	14,000,000	15,824,942
Chevron Corp.
3.95%, 03/03/14	26,300,000	28,087,074
4.95%, 03/03/19	22,000,000	24,401,683
ConocoPhillips
4.60%, 01/15/15[a]	6,000,000	6,530,320
5.75%, 02/01/19[a]	45,474,000	51,443,485
6.50%, 02/01/39[a]	57,302,000	66,075,346
Devon Energy Corp.
7.95%, 04/15/32	10,510,000	13,644,849
Devon Financing Corp. ULC
7.88%, 09/30/31	20,050,000	25,728,093
EnCana Corp.
6.50%, 08/15/34	10,000,000	10,712,010
6.50%, 02/01/38[a]	9,000,000	9,633,559
EnCana Holdings Finance Corp.
5.80%, 05/01/14	17,245,000	19,043,181
EOG Resources Inc.
4.10%, 02/01/21[a]	8,000,000	7,709,682
5.63%, 06/01/19[a]	5,000,000	5,503,893
Hess Corp.
5.60%, 02/15/41	13,500,000	13,009,798
6.00%, 01/15/40	8,300,000	8,425,686
7.30%, 08/15/31	4,560,000	5,388,471
8.13%, 02/15/19	24,100,000	30,143,610
Marathon Oil Corp.
5.90%, 03/15/18[a]	15,000,000	17,059,160
6.60%, 10/01/37[a]	10,000,000	10,885,749
Nexen Inc.
5.88%, 03/10/35	8,000,000	7,244,291
6.40%, 05/15/37	16,354,000	15,626,084
Occidental Petroleum Corp.
4.10%, 02/01/21	14,500,000	14,335,425
4.13%, 06/01/16	7,000,000	7,451,710
Pemex Project Funding Master Trust
5.75%, 03/01/18	35,750,000	37,434,568
6.63%, 06/15/35[a]	26,293,000	26,010,139
Petro-Canada
6.80%, 05/15/38	3,715,000	4,143,302

Security	Principal	Value
Shell International Finance BV
3.10%, 06/28/15	$15,000,000	$15,392,112
3.25%, 09/22/15[a]	5,000,000	5,146,012
4.00%, 03/21/14	61,501,000	65,698,154
4.30%, 09/22/19[a]	20,500,000	21,114,853
5.50%, 03/25/40[a]	24,950,000	25,685,859
6.38%, 12/15/38	35,541,000	40,337,475
Statoil ASA
2.90%, 10/15/14	15,000,000	15,436,161
3.13%, 08/17/17	5,000,000	4,964,117
5.10%, 08/17/40[a]	8,900,000	8,505,775
5.25%, 04/15/19	23,000,000	25,184,022
Suncor Energy Inc.
6.10%, 06/01/18	15,600,000	17,662,301
6.50%, 06/15/38[a]	18,000,000	19,323,257
6.85%, 06/01/39	10,000,000	11,225,720
Total Capital SA
2.30%, 03/15/16	4,600,000	4,475,545
3.00%, 06/24/15[a]	14,580,000	14,835,215
3.13%, 10/02/15	18,200,000	18,580,744
4.45%, 06/24/20	20,500,000	20,989,459
Transocean Inc.
4.95%, 11/15/15[a]	10,000,000	10,501,580
6.00%, 03/15/18	15,000,000	16,130,499
6.50%, 11/15/20[a]	19,250,000	21,132,169
6.80%, 03/15/38	8,000,000	8,320,235
Valero Energy Corp.
6.13%, 06/15/17	9,200,000	10,128,899
6.13%, 02/01/20[a]	3,225,000	3,480,004
6.63%, 06/15/37	22,555,000	22,848,976
7.50%, 04/15/32	3,600,000	4,008,011
9.38%, 03/15/19	14,730,000	18,666,260

		1,087,009,651

OIL & GAS SERVICES – 0.16%
Weatherford International Ltd.
9.63%, 03/01/19[a]	16,275,000	21,234,156

		21,234,156

PHARMACEUTICALS – 5.77%
Abbott Laboratories
2.70%, 05/27/15[a]	27,000,000	27,455,758
4.13%, 05/27/20[a]	1,600,000	1,608,295
5.13%, 04/01/19	65,054,000	70,642,015

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
5.30%, 05/27/40	$18,000,000	$17,823,479
5.60%, 11/30/17[a]	3,750,000	4,248,432
6.15%, 11/30/37	15,567,000	17,243,745
AstraZeneca PLC
5.40%, 06/01/14[a]	15,000,000	16,716,754
5.90%, 09/15/17[a]	15,450,000	17,629,143
6.45%, 09/15/37	34,808,000	39,990,603
Bristol-Myers Squibb Co.
6.13%, 05/01/38[a]	828,000	932,041
Eli Lilly and Co.
4.20%, 03/06/14	15,000,000	16,089,615
5.20%, 03/15/17[a]	10,000,000	11,059,756
5.55%, 03/15/37	8,500,000	8,731,289
GlaxoSmithKline Capital Inc.
4.38%, 04/15/14	6,000,000	6,458,278
5.65%, 05/15/18	41,076,000	46,323,974
6.38%, 05/15/38	36,441,000	41,472,041
Merck & Co. Inc.
2.25%, 01/15/16	8,000,000	7,862,133
3.88%, 01/15/21	10,000,000	9,789,130
4.00%, 06/30/15	26,700,000	28,472,842
5.00%, 06/30/19	25,300,000	27,646,535
5.85%, 06/30/39	10,000,000	10,881,915
Novartis Capital Corp.
2.90%, 04/24/15[a]	26,450,000	27,062,861
4.40%, 04/24/20[a]	7,000,000	7,257,187
Novartis Securities Investment Ltd.
5.13%, 02/10/19	35,200,000	38,292,323
Pfizer Inc.
5.35%, 03/15/15	60,372,000	67,553,805
6.20%, 03/15/19	43,339,000	50,161,892
7.20%, 03/15/39	31,941,000	39,950,777
Schering-Plough Corp./Merck & Co. Inc.
6.00%, 09/15/17	15,000,000	17,359,830
6.50%, 12/01/33	9,665,000	11,434,082
6.55%, 09/15/37	13,200,000	15,613,405
Wyeth
5.50%, 02/15/16	5,067,000	5,695,211
5.95%, 04/01/37	34,493,000	37,053,554

		746,512,700

Security	Principal	Value
PIPELINES – 1.44%
Enterprise Products Operating LLC
3.20%, 02/01/16[a]	$13,000,000	$12,955,237
5.20%, 09/01/20[a]	12,950,000	13,325,066
5.95%, 02/01/41	5,000,000	4,878,995
Enterprise Products Operating LLC
Series L
6.30%, 09/15/17	9,000,000	10,172,374
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	8,800,000	9,691,528
6.95%, 01/15/38	17,100,000	18,274,428
TransCanada PipeLines Ltd.
3.80%, 10/01/20	8,500,000	8,110,232
6.10%, 06/01/40[a]	7,500,000	7,850,212
6.20%, 10/15/37	11,700,000	12,409,137
6.50%, 08/15/18	5,000,000	5,886,327
7.13%, 01/15/19[a]	17,065,000	20,654,502
7.63%, 01/15/39[a]	14,000,000	17,141,254
Williams Partners LP
3.80%, 02/15/15	5,000,000	5,180,217
5.25%, 03/15/20[a]	21,000,000	21,737,103
6.30%, 04/15/40	17,000,000	17,417,324

		185,683,936

REAL ESTATE INVESTMENT TRUSTS – 0.32%
Boston Properties LP
4.13%, 05/15/21	5,000,000	4,758,867
Simon Property Group LP
4.38%, 03/01/21[a]	9,000,000	8,893,830
5.65%, 02/01/20	15,000,000	16,296,825
6.13%, 05/30/18	10,000,000	11,244,307

		41,193,829

RETAIL – 4.40%
CVS Caremark Corp.
5.75%, 06/01/17	45,165,000	50,179,685
6.13%, 09/15/39	22,000,000	22,720,924
Home Depot Inc. (The)
5.40%, 03/01/16[a]	37,000,000	41,140,097
5.88%, 12/16/36	34,200,000	34,456,518
McDonald’s Corp.
5.35%, 03/01/18	15,000,000	16,751,149
6.30%, 10/15/37	10,000,000	11,570,481
6.30%, 03/01/38	9,000,000	10,416,155

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
Target Corp.
3.88%, 07/15/20[a]	$13,500,000	$13,315,928
6.00%, 01/15/18	30,000,000	34,515,110
6.50%, 10/15/37	14,400,000	16,420,851
7.00%, 01/15/38	30,600,000	36,997,538
Wal-Mart Stores Inc.
1.50%, 10/25/15	15,750,000	15,124,016
2.25%, 07/08/15[a]	9,000,000	8,983,539
2.88%, 04/01/15[a]	20,000,000	20,474,258
3.25%, 10/25/20	27,950,000	26,151,324
3.63%, 07/08/20	18,630,000	18,063,648
4.50%, 07/01/15[a]	10,000,000	10,850,918
4.88%, 07/08/40	12,000,000	11,123,426
5.00%, 10/25/40	6,000,000	5,667,240
5.25%, 09/01/35	10,000,000	9,902,705
5.38%, 04/05/17[a]	8,500,000	9,556,292
5.63%, 04/01/40	2,500,000	2,585,958
5.80%, 02/15/18	15,000,000	17,163,971
6.20%, 04/15/38	17,000,000	18,809,360
6.50%, 08/15/37[a]	92,916,000	106,583,651

		569,524,742

SOFTWARE – 1.91%
Microsoft Corp.
1.63%, 09/25/15[a]	17,750,000	17,231,320
2.95%, 06/01/14	20,000,000	20,840,383
3.00%, 10/01/20[a]	13,000,000	12,107,907
4.20%, 06/01/19	31,000,000	32,285,713
4.50%, 10/01/40	13,300,000	11,899,078
5.20%, 06/01/39	2,500,000	2,495,156
5.30%, 02/08/41	10,000,000	10,118,050
Oracle Corp.
3.75%, 07/08/14[a]	33,372,000	35,457,468
5.00%, 07/08/19	62,737,000	67,482,877
5.75%, 04/15/18	10,000,000	11,261,108
6.13%, 07/08/39	24,500,000	26,483,780

		247,662,840

TELECOMMUNICATIONS – 11.11%
AT&T Corp.
8.00%, 11/15/31[a]	1,339,000	1,694,949
AT&T Inc.
2.50%, 08/15/15[a]	5,000,000	4,961,953
5.10%, 09/15/14	40,500,000	44,569,632

Security	Principal	Value
5.50%, 02/01/18	$118,433,000	$129,961,081
5.63%, 06/15/16[a]	22,500,000	25,207,101
5.80%, 02/15/19[a]	19,250,000	21,476,433
6.15%, 09/15/34[a]	2,185,000	2,193,382
6.30%, 01/15/38[a]	31,800,000	32,729,281
6.50%, 09/01/37	17,500,000	18,481,950
6.55%, 02/15/39[a]	89,845,000	95,431,639
British Telecom PLC
5.95%, 01/15/18	16,000,000	17,689,572
Cellco Partnership/Verizon Wireless Capital LLC
8.50%, 11/15/18	44,600,000	57,763,716
Cisco Systems Inc.
4.45%, 01/15/20[a]	34,200,000	35,149,190
4.95%, 02/15/19	17,500,000	18,779,549
5.50%, 02/22/16	36,000,000	40,696,686
5.50%, 01/15/40	24,200,000	23,992,824
5.90%, 02/15/39	23,350,000	24,605,216
Deutsche Telekom International Finance BV
4.88%, 07/08/14	10,683,000	11,449,472
5.75%, 03/23/16[a]	15,595,000	17,353,992
6.00%, 07/08/19[a]	12,200,000	13,711,765
Embarq Corp.
7.08%, 06/01/16	27,500,000	31,288,024
8.00%, 06/01/36	16,000,000	18,158,755
France Telecom SA
2.13%, 09/16/15	5,000,000	4,872,994
4.38%, 07/08/14[a]	15,000,000	16,089,414
5.38%, 07/08/19[a]	19,000,000	20,900,081
8.50%, 03/01/31[a]	26,600,000	36,074,938
Qwest Corp.
8.38%, 05/01/16[a]	15,000,000	17,859,375
Telecom Italia Capital SA
4.95%, 09/30/14	44,806,000	46,045,806
5.25%, 10/01/15	10,797,000	10,985,657
6.18%, 06/18/14	8,004,000	8,527,997
7.00%, 06/04/18	1,695,000	1,818,714
7.18%, 06/18/19	5,000,000	5,410,691
7.20%, 07/18/36	2,000,000	1,960,526
7.72%, 06/04/38	44,573,000	46,072,570

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND FUND

February 28, 2011

Security	Principal	Value
Telefonica Emisiones SAU
3.73%, 04/27/15	$4,000,000	$4,022,084
3.99%, 02/16/16	19,750,000	19,783,180
4.95%, 01/15/15[a]	12,200,000	12,861,130
5.13%, 04/27/20[a]	16,130,000	16,026,421
5.46%, 02/16/21	17,850,000	18,079,506
5.88%, 07/15/19	22,200,000	23,360,410
6.42%, 06/20/16[a]	18,000,000	19,986,155
7.05%, 06/20/36	24,000,000	25,716,219
Telefonica Europe BV
8.25%, 09/15/30[a]	12,000,000	14,356,971
Verizon Communications Inc.
5.50%, 02/15/18[a]	3,500,000	3,830,324
5.85%, 09/15/35	13,000,000	12,966,771
6.10%, 04/15/18	5,000,000	5,648,524
6.35%, 04/01/19[a]	30,000,000	34,356,941
6.40%, 02/15/38	72,783,000	77,138,942
7.35%, 04/01/39[a]	5,200,000	6,162,685
7.75%, 12/01/30	17,965,000	21,739,805
8.75%, 11/01/18	78,193,000	101,015,820
8.95%, 03/01/39[a]	6,000,000	8,295,510
Vodafone Group PLC
4.15%, 06/10/14[a]	16,500,000	17,456,528
5.00%, 09/15/15	8,740,000	9,489,961
5.45%, 06/10/19	21,500,000	23,504,819
5.63%, 02/27/17	34,700,000	38,522,906
6.15%, 02/27/37	18,000,000	19,116,970

		1,437,403,507

TRANSPORTATION – 0.69%
Burlington Northern Santa Fe Corp.
4.70%, 10/01/19[a]	10,000,000	10,479,722
United Parcel Service Inc.
3.13%, 01/15/21[a]	20,000,000	18,558,750
3.88%, 04/01/14	15,000,000	16,017,750
5.13%, 04/01/19[a]	24,000,000	26,600,297
5.50%, 01/15/18[a]	750,000	841,425
6.20%, 01/15/38	15,000,000	16,914,821

		89,412,765

TOTAL CORPORATE BONDS & NOTES
(Cost: $11,971,953,331)		12,694,099,494

Security	Shares	Value
SHORT-TERM INVESTMENTS – 6.52%

MONEY MARKET FUNDS – 6.52%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[b,d,e]	563,530,020	$563,530,020
BlackRock Cash Funds: Prime, SL Agency Shares
0.22%[b,d,e]	94,637,464	94,637,464
BlackRock Cash Funds: Treasury, SL Agency Shares
0.07%[b,d]	185,378,460	185,378,460

		843,545,944

TOTAL SHORT-TERM INVESTMENTS
(Cost: $843,545,944)		843,545,944

TOTAL INVESTMENTS IN SECURITIES – 104.62%
(Cost: $12,815,499,275)		13,537,645,438
Other Assets, Less Liabilities – (4.62)%		(597,484,717)

NET ASSETS – 100.00%		$12,940,160,721

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Statements of Assets and Liabilities

iSHARES® TRUST

February 28, 2011

	iShares iBoxx $ High Yield Corporate Bond Fund	iShares iBoxx $ Investment Grade Corporate Bond Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$7,387,915,551	$11,942,073,728
Affiliated issuers (Note 2)	1,214,439,944	873,425,547

Total cost of investments	$8,602,355,495	$12,815,499,275

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$7,976,997,941	$12,663,461,493
Affiliated issuers (Note 2)	1,214,439,944	874,183,945

Total fair value of investments	9,191,437,885	13,537,645,438
Receivables:
Investment securities sold	5,181,385	17,807,040
Interest	163,747,698	174,609,472
Capital shares sold	27,526,418	–

Total Assets	9,387,893,386	13,730,061,950

LIABILITIES
Payables:
Investment securities purchased	51,743,751	130,251,846
Collateral for securities on loan (Note 5)	1,075,107,335	658,167,484
Investment advisory fees (Note 2)	3,114,737	1,481,899

Total Liabilities	1,129,965,823	789,901,229

NET ASSETS	$8,257,927,563	$12,940,160,721

Net assets consist of:
Paid-in capital	$7,626,732,574	$12,171,718,084
Undistributed net investment income	51,971,838	50,815,682
Undistributed net realized loss	(9,859,239)	(4,519,208)
Net unrealized appreciation	589,082,390	722,146,163

NET ASSETS	$8,257,927,563	$12,940,160,721

Shares outstanding[b]	90,000,000	119,000,000

Net asset value per share	$91.75	$108.74

[a]	Securities on loan with values of $1,032,675,883 and $635,618,372, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended February 28, 2011

	iShares iBoxx $ High Yield Corporate Bond Fund	iShares iBoxx $ Investment Grade Corporate Bond Fund
NET INVESTMENT INCOME
Interest from unaffiliated issuers	$559,235,005	$662,704,278
Interest from affiliated issuers (Note 2)	79,276	1,011,847
Securities lending income from affiliated issuers (Note 2)	2,944,158	617,620

Total investment income	562,258,439	664,333,745

EXPENSES
Investment advisory fees (Note 2)	31,438,595	20,018,535

Total expenses	31,438,595	20,018,535

Net investment income	530,819,844	644,315,210

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments in unaffiliated issuers	6,337,038	8,904,285
In-kind redemptions	152,211,397	287,689,754

Net realized gain	158,548,435	296,594,039

Net change in unrealized appreciation/depreciation	268,515,702	128,251,715

Net realized and unrealized gain	427,064,137	424,845,754

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$957,883,981	$1,069,160,964

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares iBoxx $ High Yield Corporate Bond Fund		iShares iBoxx $ Investment Grade Corporate Bond Fund
	Year ended February 28, 2011	Year ended February 28, 2010	Year ended February 28, 2011	Year ended February 28, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$530,819,844	$371,108,663	$644,315,210	$682,697,320
Net realized gain	158,548,435	181,246,274	296,594,039	652,846,203
Net change in unrealized appreciation/depreciation	268,515,702	546,904,660	128,251,715	764,429,179

Net increase in net assets resulting from operations	957,883,981	1,099,259,597	1,069,160,964	2,099,972,702

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(512,978,954)	(358,324,495)	(646,717,272)	(671,106,747)

Total distributions to shareholders	(512,978,954)	(358,324,495)	(646,717,272)	(671,106,747)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,210,959,675	2,328,731,757	3,636,990,777	4,085,332,027
Cost of shares redeemed	(1,009,351,450)	(547,306,826)	(3,310,078,964)	(1,969,831,768)

Net increase in net assets from capital share transactions	3,201,608,225	1,781,424,931	326,911,813	2,115,500,259

INCREASE IN NET ASSETS	3,646,513,252	2,522,360,033	749,355,505	3,544,366,214

NET ASSETS
Beginning of year	4,611,414,311	2,089,054,278	12,190,805,216	8,646,439,002

End of year	$8,257,927,563	$4,611,414,311	$12,940,160,721	$12,190,805,216

Undistributed net investment income included in net assets at end of year	$51,971,838	$34,400,108	$50,815,682	$53,234,959

SHARES ISSUED AND REDEEMED
Shares sold	47,900,000	29,900,000	33,600,000	42,500,000
Shares redeemed	(11,500,000)	(6,800,000)	(30,500,000)	(18,800,000)

Net increase in shares outstanding	36,400,000	23,100,000	3,100,000	23,700,000

See notes to financial statements.

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares iBoxx $ High Yield Corporate Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Period from Apr. 4, 2007[a] to Feb. 29, 2008
Net asset value, beginning of period	$86.03	$68.49	$95.31	$103.03

Income from investment operations:
Net investment income[b]	7.45	8.31	8.77	7.02
Net realized and unrealized gain (loss)[c]	5.65	17.47	(27.84)	(8.81)

Total from investment operations	13.10	25.78	(19.07)	(1.79)

Less distributions from:
Net investment income	(7.38)	(8.24)	(7.75)	(5.93)

Total distributions	(7.38)	(8.24)	(7.75)	(5.93)

Net asset value, end of period	$91.75	$86.03	$68.49	$95.31

Total return	16.11%	39.50%	(21.06)%	(1.89)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$8,257,928	$4,611,414	$2,089,054	$352,636
Ratio of expenses to average net assets[e]	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets[e]	8.44%	10.30%	11.18%	7.87%
Portfolio turnover rate[f]	16%	67%	27%	55%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares iBoxx $ Investment Grade Corporate Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Year ended Feb. 29, 2008	Year ended Feb. 28, 2007
Net asset value, beginning of year	$105.18	$93.78	$105.21	$108.00	$107.20

Income from investment operations:
Net investment income[a]	5.24	5.76	5.78	5.79	5.54
Net realized and unrealized gain (loss)[b]	3.58	11.33	(11.75)	(2.83)	0.68

Total from investment operations	8.82	17.09	(5.97)	2.96	6.22

Less distributions from:
Net investment income	(5.26)	(5.69)	(5.46)	(5.75)	(5.42)

Total distributions	(5.26)	(5.69)	(5.46)	(5.75)	(5.42)

Net asset value, end of year	$108.74	$105.18	$93.78	$105.21	$108.00

Total return	8.59%	18.70%	(5.96)%	3.04%	6.03%

Ratios/Supplemental data:
Net assets, end of year (000s)	$12,940,161	$12,190,805	$8,646,439	$3,356,320	$2,872,906
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	4.83%	5.71%	5.96%	5.51%	5.26%
Portfolio turnover rate[c]	7%	79%	48%	95%	89%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares iBoxx $ High Yield Corporate Bond Fund and iShares iBoxx $ Investment Grade Corporate Bond Fund (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. The iShares iBoxx $ Investment Grade Corporate Bond Fund is classified as a diversified fund under the 1940 Act while the iShares iBoxx $ High Yield Corporate Bond Fund is classified as non-diversified. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund may invest in the securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of February 28, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Bond Fund	Level 1	Level 2	Level 3	Total
iBoxx $ High Yield Corporate
Corporate Bonds & Notes	$–	$7,962,147,941	$14,850,000	$7,976,997,941

Short-Term Investments	1,214,439,944	–	–	1,214,439,944

	$1,214,439,944	$7,962,147,941	$14,850,000	$9,191,437,885

iBoxx $ Investment Grade Corporate
Corporate Bonds & Notes	$–	$12,694,099,494	$–	$12,694,099,494

Short-Term Investments	843,545,944	–	–	843,545,944

	$843,545,944	$12,694,099,494	$–	$13,537,645,438

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income, if any, generally are declared and paid monthly by each of the Funds. Distributions of net realized capital gains, if any, generally are declared and paid once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of February 28, 2011, the tax year-end of the Funds, the components of net distributable earnings on a tax basis were as follows:

iShares Bond Fund	Undistributed Ordinary Income	Unrealized Appreciation	Capital and Other Losses	Net Distributable Earnings
iBoxx $ High Yield Corporate	$50,002,487	$588,117,846	$(6,925,344)	$631,194,989
iBoxx $ Investment Grade Corporate	50,554,980	717,887,657	–	768,442,637

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the years ended February 28, 2011 and February 28, 2010, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended February 28, 2011.

From November 1, 2010 to February 28, 2011, the iBoxx $ High Yield Corporate Bond Fund incurred net realized capital losses of $250,802. As permitted by tax regulations, the Fund has elected to defer those losses and treat them as arising in the year ending February 29, 2012.

As of February 28, 2011, the tax year-end of the Funds, the iShares iBoxx $ High Yield Corporate Bond Fund had tax basis net capital loss carryforwards of $6,496,723 and $177,819 expiring in 2017 and 2018, respectively. Such loss may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after February 28, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Each Fund reclassifies, at the end of its tax year, certain amounts between paid-in capital, accumulated net realized gain (loss) on investments and accumulated net investment income (loss) as a result of permanent book and tax differences primarily attributed to the use of equalization, amortization methods on fixed income securities, and realized gains (losses) from in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of February 28, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Bond Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
iBoxx $ High Yield Corporate	$8,603,320,039	$599,193,232	$(11,075,386)	$588,117,846
iBoxx $ Investment Grade Corporate	12,819,757,781	767,222,606	(49,334,949)	717,887,657

Management has reviewed the tax positions as of February 28, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Bond Fund	Investment Advisory Fee
iBoxx $ High Yield Corporate	0.50%
iBoxx $ Investment Grade Corporate	0.15

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended February 28, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Bond Fund	Securities Lending Agent Fees
iBoxx $ High Yield Corporate	$1,783,801
iBoxx $ Investment Grade Corporate	338,508

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in interest from affiliated issuers in the Statements of Operations.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended February 28, 2011, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Bond Fund and Name of Affiliated Issuer	Principal Amount Held Beginning of Year	Gross Additions	Gross Reductions	Principal Amount Held End of Year	Value at End of Year	Interest Income	Net Realized Gain

iBoxx $ Investment Grade Corporate
PNC Funding Corp.

3.63%, 02/08/15	$10,000,000	$3,596,000	$–	$13,596,000	$14,059,851	$386,844	$–

4.38%, 08/11/20	–	6,000,000	–	6,000,000	5,992,950	42,521	–

5.13%, 02/08/20	10,000,000	–	–	10,000,000	10,585,200	489,348	–

					$30,638,001	$918,713	$–

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended February 28, 2011 were as follows:

iShares Bond Fund	Purchases	Sales
iBoxx $ High Yield Corporate	$2,426,197,598	$952,543,552
iBoxx $ Investment Grade Corporate	2,326,931,795	942,764,441

In-kind transactions (see Note 4) for the year ended February 28, 2011 were as follows:

iShares Bond Fund	In-kind Purchases	In-kind Sales
iBoxx $ High Yield Corporate	$2,507,681,280	$966,943,602
iBoxx $ Investment Grade Corporate	2,116,702,084	3,178,404,893

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that Fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of February 28, 2011, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of February 28, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares iBoxx $ High Yield Corporate Bond Fund and iShares iBoxx $ Investment Grade Corporate Bond Fund, each a Fund of the iShares Bond Funds Series (the “Funds”), at February 28, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

April 21, 2011

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 852(b)(3)(C) of the Internal Revenue Code (the “Code”), the iShares iBoxx $ Investment Grade Corporate Bond Fund designates $1,373,490 as long-term capital gain dividends for the fiscal year ended February 28, 2011.

Under Section 871(k)(1)(C) of the Code, the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended February 28, 2011:

iShares Bond Fund	Interest- Related Dividends
iBoxx $ High Yield Corporate	$508,962,614
iBoxx $ Investment Grade Corporate	637,599,229

TAX INFORMATION	45

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Bond Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
iBoxx $ High Yield Corporate	$7.36696	$–	$0.00942	$7.37638	100%	–%	0%[a]		100%
iBoxx $ Investment Grade Corporate	5.24811	–	0.00843	5.25654	100	–	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares iBoxx $ High Yield Corporate Bond Fund

Period Covered: July 1, 2007 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	17	1.93%
Greater than 5.5% and Less than 6.0%	2	0.23
Greater than 5.0% and Less than 5.5%	4	0.45
Greater than 4.5% and Less than 5.0%	8	0.91
Greater than 4.0% and Less than 4.5%	14	1.59
Greater than 3.5% and Less than 4.0%	26	2.94
Greater than 3.0% and Less than 3.5%	36	4.08
Greater than 2.5% and Less than 3.0%	51	5.78
Greater than 2.0% and Less than 2.5%	67	7.59
Greater than 1.5% and Less than 2.0%	113	12.80
Greater than 1.0% and Less than 1.5%	197	22.31
Greater than 0.5% and Less than 1.0%	156	17.67
Between 0.5% and -0.5%	140	15.84
Less than -0.5% and Greater than -1.0%	28	3.17
Less than -1.0% and Greater than -1.5%	7	0.79
Less than -1.5% and Greater than -2.0%	4	0.45
Less than -2.0% and Greater than -2.5%	1	0.11
Less than -2.5% and Greater than -3.0%	5	0.57
Less than -3.0% and Greater than -3.5%	4	0.45
Less than -3.5% and Greater than -4.0%	1	0.11
Less than -4.0%	2	0.23

	883	100.00%

SUPPLEMENTAL INFORMATION	47

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares iBoxx $ Investment Grade Corporate Bond Fund

Period Covered: January 1, 2006 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.08%
Greater than 4.0% and Less than 4.5%	4	0.32
Greater than 3.5% and Less than 4.0%	7	0.56
Greater than 3.0% and Less than 3.5%	19	1.51
Greater than 2.5% and Less than 3.0%	39	3.10
Greater than 2.0% and Less than 2.5%	57	4.53
Greater than 1.5% and Less than 2.0%	56	4.45
Greater than 1.0% and Less than 1.5%	92	7.31
Greater than 0.5% and Less than 1.0%	310	24.64
Between 0.5% and -0.5%	630	50.07
Less than -0.5% and Greater than -1.0%	21	1.67
Less than -1.0% and Greater than -1.5%	5	0.40
Less than -1.5% and Greater than -2.0%	5	0.40
Less than -2.0% and Greater than -2.5%	1	0.08
Less than -2.5% and Greater than -3.0%	4	0.32
Less than -3.0% and Greater than -3.5%	2	0.16
Less than -3.5% and Greater than -4.0%	1	0.08
Less than -4.0%	4	0.32

	1,258	100.00%

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 218 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (45)	Trustee (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007- 2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003- 2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	49

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (67)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (55)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (49)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

Robert H. Silver (55)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	51

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007- 2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Patrick O’Connor (43)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Lee Sterne (45)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).

Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	53

Notes:

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.   Go to www.icsdelivery.com.

2.   From the main page, select the first letter of your brokerage firm’s name.

3.   Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.   Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by iBoxx®, nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

iS-AR-24-0211

2011 ANNUAL REPORT TO SHAREHOLDERS

iSHARES® BOND FUNDS

FEBRUARY 28, 2011

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iShares Barclays Aggregate Bond Fund  |   AGG  |   NYSE Arca

iShares Barclays TIPS Bond Fund  |  TIP  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®
BARCLAYS AGGREGATE BOND FUND

Performance as of February 28, 2011

Average Annual Total Returns

Year Ended 2/28/11

Five Years Ended 2/28/11

Inception to 2/28/11

NAV

MARKET

INDEX

NAV

MARKET

INDEX

NAV

MARKET

INDEX

4.82%

4.84%

4.93%

5.60%

5.53%

5.80%

4.85%

4.84%

5.07%

Cumulative Total Returns

Year Ended 2/28/11

Five Years Ended 2/28/11

Inception to 2/28/11

NAV

MARKET

INDEX

NAV

MARKET

INDEX

NAV

MARKET

INDEX

4.82%

4.84%

4.93%

31.32%

30.89%

32.59%

42.20%

42.17%

44.50%

GROWTH OF $10,000
INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (9/22/03). “Average
Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/26/03), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions.
If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE

5

Management’s Discussion of Fund Performance (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

  PORTFOLIO ALLOCATION
As of 2/28/11

Sector/Investment Type

  Percentage of
Net Assets

Mortgage-Backed Securities

34.95
%

U.S. Government Obligations

33.37

Financial

8.80

U.S. Government Agency Obligations

6.19

Communications

2.50

Consumer Non-Cyclical

2.47

Energy

1.94

Utilities

1.75

Foreign Government Obligations

1.47

Multi-National

1.25

Industrial

0.98

Basic Materials

0.95

Consumer Cyclical

0.83

Municipal Debt Obligations

0.76

Technology

0.63

Short-Term and Other Net Assets

1.16

TOTAL

100.00
%

  TEN LARGEST FUND HOLDINGS
As of 2/28/11

Security

  Percentage of
Net Assets

U.S. Treasury Notes, 4.75%, 05/15/14

3.89
%

U.S. Treasury Notes, 1.38%, 04/15/12

2.80

U.S. Treasury Bonds, 7.50%, 11/15/16

2.66

U.S. Treasury Notes, 3.63%, 02/15/20

2.56

U.S. Treasury Bonds, 8.13%, 08/15/19

2.07

Federal Home Loan Mortgage Corp., 4.50%, 01/15/13

2.02

U.S. Treasury Notes, 3.38%, 07/31/13

2.00

U.S. Treasury Notes, 1.75%, 08/15/12

1.53

U.S. Treasury Bonds, 7.63%, 02/15/25

1.49

U.S. Treasury Notes, 2.38%, 09/30/14

1.26

TOTAL

22.28
%

The iShares Barclays Aggregate
Bond Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Aggregate Bond Index (the “Index”). The Index measures the performance of the total U.S. investment grade bond market. The Fund invests in a representative sample of the securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended February 28, 2011 (the “reporting period”), the total return for the Fund was 4.82%, while the total return for the Index was 4.93%.

The U.S. bond market posted solid gains for the reporting period, though performance fluctuated in response to changing economic expectations. When the reporting period began, the U.S. economy appeared to be progressing toward a recovery following the recession that lasted from mid-2008 to mid-2009. Despite persistently high unemployment and a moribund housing market, the economy grew at a 5.0% annual growth rate in the fourth quarter of 2009 and a 3.7% annual growth rate in the first quarter of 2010.

By the second quarter of 2010, however, economic data showed evidence of a slowdown in the pace of growth, which came in at a 1.7% annual rate. In addition, a sovereign debt crisis that began in Greece and spread to other fiscally challenged countries in Europe threatened to further dampen global economic activity. With the increased likelihood of a “double-dip” recession – a relapse into recession after a brief recovery – looming, investors shifted into the relative safety of high-quality securities, providing a boost to this segment of the bond market throughout the summer of 2010.

In September 2010, economic expectations changed again. The Federal Reserve announced plans for another round of quantitative easing measures to stimulate economic activity, and evidence of gradual but steady improvement in many segments of the economy began to emerge. The U.S. economy grew at a 2.8% annual rate in the fourth quarter of 2010 – matching the 2.8% growth rate for the full year, in sharp contrast to the -2.6% rate from 2009 – and employment figures showed positive job growth in each of the last five months of the reporting period.

6

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

For the reporting period, corporate bonds were the best performers in the U.S. bond market. The improving economic environment provided a tailwind for corporate bond performance, as did growing investor demand for higher-yielding investments. In addition, corporate bonds benefited from better corporate profitability – driven by stringent cost-reduction measures during the recession – and stronger balance sheets as businesses focused on reducing debt and increasing cash. Within the corporate sector, lower-quality and longer-term securities posted the best returns for the reporting period, reflecting investors’ increased appetite for risk.

Mortgage-backed securities also fared well during the reporting period. Commercial mortgage-backed securities generated robust returns as they continued to recover from a sharp downturn during the recession. Residential mortgage-backed securities struggled with a refinancing wave as mortgage rates fell to historically low levels in the fall of 2010. However, mortgage-backed securities held up better during the latter half of the reporting period as rising rates led to less refinancing activity and bargain-hunting investors found value in this lagging sector.

Treasury bonds advanced for the reporting period but produced more modest gains. The intermediate-term sector of the Treasury market posted the strongest returns as yields declined notably in this segment of the market. In contrast, the yields of short- and long-term Treasury securities finished the reporting period largely unchanged, so their returns were driven almost entirely by interest payments. Government agency securities, which offered little to no yield advantage over Treasury securities of comparable maturity, posted the weakest returns in the bond market.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE

7

Management’s Discussion of Fund Performance

iSHARES®
BARCLAYS TIPS BOND FUND

Performance as of February 28, 2011

Average Annual Total Returns

Year Ended 2/28/11

Five Years Ended 2/28/11

Inception to 2/28/11

NAV

MARKET

INDEX

NAV

MARKET

INDEX

NAV

MARKET

INDEX

6.74%

6.81%

6.97%

5.41%

5.41%

5.56%

5.33%

5.34%

5.50%

Cumulative Total Returns

Year Ended 2/28/11

Five Years Ended 2/28/11

Inception to 2/28/11

NAV

MARKET

INDEX

NAV

MARKET

INDEX

NAV

MARKET

INDEX

6.74%

6.81%

6.97%

30.15%

30.17%

31.08%

45.66%

45.71%

47.31%

GROWTH OF $10,000
INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Total returns for the period since inception are calculated from the inception date of the Fund (12/4/03). “Average
Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/5/03), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions.
If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® BARCLAYS TIPS BOND FUND

  PORTFOLIO ALLOCATION
As of 2/28/11

Sector/Investment Type

Percentage of Net Assets

U.S. Government Obligations

99.40
%

Short-Term and Other Net Assets

0.60

TOTAL

100.00
%

  FIVE LARGEST FUND HOLDINGS
As of 2/28/11

Security

Percentage of Net Assets

U.S. Treasury Inflation-Indexed Bonds, 2.38%, 01/15/25

5.32
%

U.S. Treasury Inflation-Indexed Bonds, 1.38%, 01/15/20

5.02

U.S. Treasury Inflation-Indexed Bonds, 3.88%, 04/15/29

4.83

U.S. Treasury Inflation-Indexed Bonds, 2.00%, 01/15/14

4.59

U.S. Treasury Inflation-Indexed Bonds, 1.88%, 07/15/13

4.42

TOTAL

24.18
%

The iShares Barclays TIPS Bond
Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the
“Index”). The Index measures the performance of the inflation-protected public obligations of the U.S. Treasury. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended February 28, 2011 (the “reporting period”), the total return for the Fund was 6.74%, while the total return for the Index was 6.97%.

U.S. Treasury inflation-protected securities
(“TIPS”) posted solid gains for the reporting period, driven by growing demand for inflation protection. When the reporting period began, the U.S. economy appeared to be progressing toward a recovery following the recession that lasted from mid-2008 to mid-2009. Despite persistently high unemployment and a moribund housing market, the economy grew at a 5.0% annual growth rate in the fourth quarter of 2009 and a 3.7% annual growth rate in the first quarter of 2010. Although inflation remained generally benign, investors bid up the prices of TIPS in anticipation of higher inflation down the road.

By the second
quarter of 2010, however, economic data showed evidence of a slowdown in the pace of growth, which came in at a 1.7% annual rate. In addition, a sovereign debt crisis that began in Greece and spread to other fiscally challenged countries in Europe threatened to further dampen global economic activity. With the increased likelihood of a “double-dip” recession – a relapse into recession after a brief recovery – looming, investors shifted into the relative safety of Treasury securities, including TIPS.

In September 2010, economic expectations changed again. The Federal Reserve announced plans for another round of quantitative easing measures to stimulate economic activity, and evidence of gradual but steady improvement in many segments of the economy began to emerge. The U.S. economy grew at a 2.8% annual rate in the fourth quarter of 2010 – matching the 2.8% growth rate for the full year, in sharp contrast to the -2.6% rate from 2009 – and employment figures showed positive job growth in each of the last five months of the reporting period.

As a result, rising inflation expectations provided a lift to the TIPS market, but current inflation remained relatively modest. For the year ended
February 28, 2011, the consumer price index rose by 2.1%, unchanged from the prior year.

The rally in the TIPS market was most dramatic
among shorter-term securities. Because the principal value of TIPS is adjusted for inflation, TIPS yields can be less than zero, and this was the case for TIPS maturing in five years or less. For the reporting period, the two-year TIPS yield fell from -0.64% to -1.39%, while the five-year TIPS yield declined from 0.22% to -0.42%. Longer-term TIPS yields also fell, but to a lesser extent – the

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE

9

Management’s Discussion of Fund Performance (Continued)

iSHARES® BARCLAYS TIPS BOND FUND

10-year TIPS yield slid from 1.46% to 1.02%, and the yield on 30-year TIPS (which were reintroduced in February 2010 after an eight-year hiatus) edged down from 2.13% to 1.96%.

The gap between the yields of 10-year TIPS and 10-year nominal Treasury securities widened from 2.15% at the beginning of the reporting period to 2.41%
at the end of the period. This figure is known as the 10-year “breakeven” inflation rate because it represents the extra yield an investor receives on a bond with no inflation adjustment, and thus represents prevailing inflation expectations.

10

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses
(Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2010 to February 28, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table
below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please
note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Bond Fund

Beginning Account Value (9/1/10)

Ending Account Value (2/28/11)

Annualized Expense Ratio

Expenses Paid During Period[a] (9/1/10 to 2/28/11)

Barclays Aggregate

Actual

$1,000.00

$990.70

0.20
%

$0.99

Hypothetical (5% return before expenses)

1,000.00

1,023.80

0.20

1.00

Barclays TIPS

Actual

1,000.00

1,009.00

0.20

1.00

Hypothetical (5% return before expenses)

1,000.00

1,023.80

0.20

1.00

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES

11

Schedule of Investments

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security

Principal

Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.71%

MORTGAGE-BACKED SECURITIES – 2.71%

Banc of America Commercial Mortgage Inc.

Series 2006-6 Class A3

5.37%, 10/10/45

$
14,250,000

$
14,792,076

Banc of America Commercial Mortgage Inc.

Series 2006-6 Class AM

5.39%, 10/10/45

10,000,000

10,293,927

Banc of America Commercial Mortgage Inc.

Series 2007-2 Class A4

5.69%, 04/10/49[a]

9,950,000

10,678,231

Bear Stearns Commercial Mortgage Securities

Series 2005-PW10 Class A4

5.41%, 12/11/40[a]

17,000,000

18,354,391

Bear Stearns Commercial Mortgage Securities

Series 2005-PWR9 Class AAB

4.80%, 09/11/42

9,488,627

9,949,222

Bear Stearns Commercial Mortgage Securities

Series 2006-PW13 Class A4

5.54%, 09/11/41

12,000,000

12,960,771

Citigroup/Deutsche Bank Commercial Mortgage Trust

Series 2007-CD Class A4

5.32%, 12/11/49

18,000,000

18,983,454

Credit Suisse Mortgage Capital Certificates

Series 2006-C4 Class A3

5.47%, 09/15/39

15,000,000

15,938,434

GE Capital Commercial Mortgage Corp.

Series 2005-C1 Class A3

4.58%, 06/10/48

10,900,000

11,179,747

GS Mortgage Securities Corp. II

Series 2007-GG10 Class A4

5.80%, 08/10/45[a]

57,000,000

60,899,381

Security

Principal

Value

JPMorgan Chase Commercial Mortgage Securities Corp.

Series 2005-LDP4 Class AM

5.00%, 10/15/42[a]

$
10,000,000

$
10,457,842

JPMorgan Chase Commercial Mortgage Securities Corp.

Series 2007-CB20 Class A4

5.79%, 02/12/51[a]

10,000,000

10,955,820

LB-UBS Commercial Mortgage Trust

Series 2004-C1 Class A4

4.57%, 01/15/31

18,000,000

18,894,988

LB-UBS Commercial Mortgage Trust

Series 2004-C4 Class A4

5.26%, 06/15/29[a]

17,000,000

18,226,953

Merrill Lynch/Countrywide Commercial Mortgage Trust

Series 2006-3 Class AJ

5.49%, 07/12/46[a]

4,000,000

3,903,479

Merrill Lynch/Countrywide Commercial Mortgage Trust

Series 2006-4 Class AM

5.20%, 12/12/49[a]

11,408,019

11,567,270

Morgan Stanley Capital I

Series 2005-HQ6 Class A4A

4.99%, 08/13/42

18,597,000

19,889,332

Wells Fargo Bank/Wachovia Bank Commercial Mortgage Trust

Series 2004-C11 Class A5

5.22%, 01/15/41[a]

15,000,000

15,950,469

Wells Fargo Bank/Wachovia Bank Commercial Mortgage Trust

Series 2006-C23 Class AJ

5.52%, 01/15/45[a]

5,000,000

5,100,347

298,976,134

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS

(Cost: $257,544,774)

298,976,134

12

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security

Principal

Value

CORPORATE BONDS & NOTES – 22.10%

AEROSPACE & DEFENSE – 0.14%

L-3 Communications Corp.

4.75%, 07/15/20

$
1,100,000

$
1,102,818

4.95%, 02/15/21

300,000

306,011

Lockheed Martin Corp.

6.15%, 09/01/36

2,410,000

2,630,092

Northrop Grumman Corp.

1.85%, 11/15/15

350,000

333,974

3.50%, 03/15/21

2,000,000

1,857,464

Raytheon Co.

6.40%, 12/15/18

4,299,000

4,963,063

United Technologies Corp.

6.13%, 02/01/19

2,022,000

2,331,007

6.13%, 07/15/38

2,022,000

2,245,419

15,769,848

AGRICULTURE – 0.25%

Altria Group Inc.

9.70%, 11/10/18

11,444,000

15,000,555

Philip Morris International Inc.

5.65%, 05/16/18

1,726,000

1,941,189

Reynolds American Inc.

6.75%, 06/15/17

9,618,000

10,854,192

27,795,936

AIRLINES – 0.02%

American Airlines 2011-1 Pass

Through Trust Class A

5.25%, 01/31/21

450,000

445,500

Continental Airlines Inc.

Series 2010 Class A

4.75%, 01/12/21

1,150,000

1,138,500

Delta Air Lines Inc.

Series 2010-2 Class A

4.95%, 05/23/19

950,000

961,875

2,545,875

AUTO MANUFACTURERS – 0.19%

Daimler Finance North

America LLC

7.30%, 01/15/12

20,042,000

21,158,680

21,158,680

Security

Principal

Value

AUTO PARTS & EQUIPMENT – 0.05%

BorgWarner Inc.

4.63%, 09/15/20

$
2,500,000

$
2,492,290

Johnson Controls Inc.

4.25%, 03/01/21

1,900,000

1,892,953

5.70%, 03/01/41

600,000

613,813

4,999,056

BANKS – 3.27%

BAC Capital Trust XI

6.63%, 05/23/36

2,000,000

1,920,000

Bank of America Corp.

4.88%, 01/15/13[b]

9,792,000

10,271,812

5.63%, 07/01/20

9,500,000

9,883,764

Bank of America Corp.

Series L (FDIC Guaranteed)

3.13%, 06/15/12

62,491,000

64,646,939

Bank of America N.A.

6.00%, 10/15/36[b]

8,601,000

8,379,855

Bank of New York Mellon

Corp. (The)

4.30%, 05/15/14

4,094,000

4,409,486

4.60%, 01/15/20[b]

4,120,000

4,267,036

4.95%, 11/01/12

400,000

424,753

Bank of Nova Scotia

2.05%, 10/07/15

500,000

486,288

4.38%, 01/13/21

1,000,000

992,820

Barclays Bank PLC

5.13%, 01/08/20

10,035,000

10,241,814

5.20%, 07/10/14

5,085,000

5,510,137

BB&T Corp.

5.20%, 12/23/15

3,011,000

3,258,209

5.25%, 11/01/19

1,200,000

1,249,480

6.85%, 04/30/19

1,824,000

2,118,722

Canadian Imperial Bank of Commerce

2.35%, 12/11/15

1,500,000

1,454,427

Comerica Inc.

3.00%, 09/16/15

400,000

398,524

Credit Suisse New York

2.20%, 01/14/14

1,000,000

1,005,155

Deutsche Bank AG London

6.00%, 09/01/17

10,407,000

11,515,797

SCHEDULES OF INVESTMENTS

13

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security

Principal

Value

Export-Import Bank of

Korea (The)

8.13%, 01/21/14

$
7,240,000

$
8,287,307

Fifth Third Bancorp

8.25%, 03/01/38

1,000,000

1,213,857

First Horizon National Corp.

5.38%, 12/15/15

250,000

259,451

First Union Capital I

7.94%, 01/15/27

2,000,000

2,030,000

HSBC Bank (USA) N.A.

4.88%, 08/24/20

2,500,000

2,455,306

HSBC Holdings PLC

6.50%, 09/15/37

3,000,000

3,076,401

KeyCorp

6.50%, 05/14/13

5,670,000

6,208,650

KfW

3.25%, 10/14/11

57,686,000

58,714,080

4.88%, 06/17/19

5,520,000

6,092,529

KfW

Series G

4.38%, 03/15/18

5,215,000

5,619,709

Landwirtschaftliche Rentenbank

Series G

5.00%, 11/08/16

19,232,000

21,432,077

Lloyds TSB Bank PLC

4.88%, 01/21/16

2,000,000

2,026,580

6.38%, 01/21/21

2,000,000

2,055,896

Northern Trust Corp.

3.45%, 11/04/20

200,000

190,694

Oesterreichische

Kontrollbank AG

1.38%, 01/21/14[b]

1,500,000

1,497,374

1.88%, 03/21/12[b]

5,020,000

5,092,724

PNC Funding Corp.

5.25%, 11/15/15[c]

9,135,000

9,848,229

5.40%, 06/10/14[b,c]

998,000

1,091,263

6.70%, 06/10/19[c]

998,000

1,165,849

Royal Bank of Canada

1.13%, 01/15/14[b]

1,800,000

1,772,900

Royal Bank of Scotland

Group PLC

3.25%, 01/11/14[b]

750,000

755,828

Security

Principal

Value

5.00%, 10/01/14

$
1,757,000

$
1,712,708

5.63%, 08/24/20

5,000,000

4,920,658

State Street Corp.

4.96%, 03/15/18

800,000

821,120

SunTrust Bank

6.00%, 09/11/17

2,298,000

2,448,926

7.25%, 03/15/18

1,000,000

1,115,459

UBS AG Stamford

5.88%, 12/20/17

10,234,000

11,165,676

US Bank N.A.

4.95%, 10/30/14

8,972,000

9,847,710

Wachovia Bank N.A./Wells

Fargo & Co.

6.60%, 01/15/38[b]

3,000,000

3,368,391

Wachovia Corp./Wells

Fargo & Co.

5.25%, 08/01/14

16,372,000

17,717,795

Wells Fargo & Co.

5.00%, 11/15/14[b]

19,542,000

21,034,590

5.63%, 12/11/17[b]

1,250,000

1,387,852

Westpac Banking Corp.

3.00%, 08/04/15

2,000,000

1,996,887

360,859,494

BEVERAGES – 0.36%

Anheuser-Busch Companies Inc.

5.50%, 01/15/18

200,000

219,558

Anheuser-Busch InBev

Worldwide Inc.

3.00%, 10/15/12

1,000,000

1,029,018

4.13%, 01/15/15

1,214,000

1,287,848

4.38%, 02/15/21

2,475,000

2,482,749

5.38%, 01/15/20[b]

4,015,000

4,344,158

Coca-Cola Co. (The)

3.15%, 11/15/20

450,000

417,226

Coca-Cola Enterprises Inc.

1.13%, 11/12/13

450,000

444,516

4.50%, 09/01/21

1,284,000

1,310,353

Diageo Finance BV

5.30%, 10/28/15[b]

13,407,000

14,745,390

Dr Pepper Snapple Group Inc.

2.90%, 01/15/16

1,000,000

996,036

14

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security

Principal

Value

Pepsi Bottling Group Inc.

Series B

7.00%, 03/01/29

$
6,731,000

$
8,206,844

PepsiCo Inc.

7.90%, 11/01/18

3,210,000

4,084,062

39,567,758

BIOTECHNOLOGY – 0.07%

Amgen Inc.

5.70%, 02/01/19

5,080,000

5,691,920

Celgene Corp.

3.95%, 10/15/20

1,200,000

1,141,177

Life Technologies Corp.

5.00%, 01/15/21

400,000

402,575

7,235,672

BUILDING MATERIALS – 0.07%

CRH America Inc.

6.00%, 09/30/16

6,618,000

7,090,176

Martin Marietta Materials Inc.

6.60%, 04/15/18

233,000

249,117

7,339,293

CHEMICALS – 0.31%

Albemarle Corp.

4.50%, 12/15/20

800,000

786,569

Dow Chemical Co. (The)

4.25%, 11/15/20

300,000

288,759

5.90%, 02/15/15[b]

1,000,000

1,111,830

8.55%, 05/15/19[b]

9,355,000

11,844,744

E.I. du Pont de Nemours and Co.

5.25%, 12/15/16[b]

9,618,000

10,739,400

Eastman Chemical Co.

3.00%, 12/15/15

1,000,000

985,142

Potash Corp. of

Saskatchewan Inc.

3.25%, 12/01/17

850,000

832,905

4.88%, 03/30/20

2,500,000

2,613,702

PPG Industries Inc.

1.90%, 01/15/16

1,500,000

1,419,919

3.60%, 11/15/20

1,500,000

1,409,904

RPM International Inc.

6.50%, 02/15/18

1,500,000

1,584,334

Security

Principal

Value

Sigma-Aldrich Corp.

3.38%, 11/01/20

$
550,000

$
509,457

34,126,665

COMMERCIAL SERVICES – 0.02%

Cornell University

4.35%, 02/01/14

1,000,000

1,079,124

Yale University

2.90%, 10/15/14

1,000,000

1,037,901

2,117,025

COMPUTERS – 0.36%

Dell Inc.

1.40%, 09/10/13[b]

500,000

500,765

2.30%, 09/10/15[b]

500,000

490,748

5.88%, 06/15/19[b]

3,010,000

3,334,046

Hewlett-Packard Co.

4.25%, 02/24/12

4,851,000

5,030,266

6.13%, 03/01/14

7,030,000

7,878,204

International Business

Machines Corp.

5.70%, 09/14/17

19,232,000

21,880,100

Lexmark International Inc.

6.65%, 06/01/18

1,000,000

1,070,000

40,184,129

COSMETICS & PERSONAL CARE – 0.10%

Colgate-Palmolive Co.

2.95%, 11/01/20

1,600,000

1,488,913

Procter & Gamble Co. (The)

5.55%, 03/05/37

9,118,000

9,842,011

11,330,924

DIVERSIFIED FINANCIAL SERVICES – 4.29%

Alterra Finance LLC

6.25%, 09/30/20

900,000

898,966

American Express Co.

4.88%, 07/15/13

11,807,000

12,621,121

6.80%, 09/01/16[a]

5,547,000

5,602,470

AngloGold Ashanti Holdings PLC

5.38%, 04/15/20

1,100,000

1,120,559

Bear Stearns Companies Inc.

(The)/JPMorgan Chase & Co.

6.95%, 08/10/12

8,654,000

9,364,557

7.25%, 02/01/18

7,695,000

9,083,128

SCHEDULES OF INVESTMENTS

15

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security

Principal

Value

Boeing Capital Corp.

5.80%, 01/15/13[b]

$
17,042,000

$
18,459,551

BP Capital Markets PLC

3.13%, 10/01/15

800,000

809,120

3.63%, 05/08/14[b]

1,626,000

1,697,709

3.88%, 03/10/15

1,755,000

1,836,043

4.75%, 03/10/19

2,100,000

2,194,688

5.25%, 11/07/13

2,500,000

2,720,889

Capital One Financial Corp.

6.15%, 09/01/16

10,992,000

11,957,622

Caterpillar Financial Services Corp.

6.13%, 02/17/14[b]

5,215,000

5,892,530

7.15%, 02/15/19

5,505,000

6,733,188

Citigroup Inc.

5.63%, 08/27/12

500,000

526,546

6.00%, 02/21/12[b]

40,784,000

42,797,601

8.13%, 07/15/39[b]

15,364,000

19,409,122

Credit Suisse First Boston (USA) Inc.

7.13%, 07/15/32[b]

15,142,000

18,101,985

General Electric Capital Corp.

4.63%, 01/07/21

2,000,000

1,988,919

5.25%, 10/19/12

2,000,000

2,127,630

5.88%, 02/15/12[b]

11,432,000

12,018,341

5.88%, 01/14/38

4,500,000

4,514,211

6.75%, 03/15/32

9,042,000

10,135,980

Goldman Sachs Capital II

5.79%, 06/01/12[a,b]

750,000

639,375

Goldman Sachs Group Inc. (The)

5.00%, 10/01/14[b]

34,387,000

36,992,460

5.38%, 03/15/20[b]

2,010,000

2,062,000

6.00%, 06/15/20

6,100,000

6,531,839

6.75%, 10/01/37

9,618,000

9,856,861

HSBC Finance Corp.

6.38%, 11/27/12[b]

19,377,000

20,926,178

6.68%, 01/15/21[d]

8,362,000

8,735,030

Jefferies Group Inc.

6.88%, 04/15/21[b]

2,500,000

2,631,920

7.75%, 03/15/12

2,510,000

2,663,738

John Deere Capital Corp.

7.00%, 03/15/12

9,242,000

9,859,840

Security

Principal

Value

JPMorgan Chase & Co.

5.75%, 01/02/13

$
18,517,000

$
19,818,407

6.30%, 04/23/19

15,000,000

16,860,933

JPMorgan Chase Capital XXV

6.80%, 10/01/37

7,410,000

7,736,254

Merrill Lynch & Co. Inc.

5.00%, 01/15/15

24,960,000

26,315,389

5.45%, 02/05/13

500,000

532,080

6.88%, 04/25/18

9,618,000

10,834,618

Morgan Stanley

4.10%, 01/26/15

8,500,000

8,703,803

5.30%, 03/01/13[b]

25,686,000

27,424,312

5.50%, 07/24/20

2,000,000

2,023,997

5.75%, 01/25/21

3,000,000

3,080,641

6.25%, 08/09/26

551,000

587,613

6.63%, 04/01/18

5,234,000

5,780,057

7.30%, 05/13/19

3,615,000

4,125,208

NASDAQ OMX Group Inc. (The)

4.00%, 01/15/15[b]

1,000,000

1,018,381

5.25%, 01/16/18[b]

333,000

344,989

National Rural Utilities Cooperative Finance Corp.

7.25%, 03/01/12

13,407,000

14,293,431

Nomura Holdings Inc.

6.70%, 03/04/20

3,000,000

3,205,762

ORIX Corp.

5.00%, 01/12/16[b]

1,000,000

1,026,953

SLM Corp.

5.38%, 05/15/14

10,577,000

10,894,310

Toyota Motor Credit Corp.

4.25%, 01/11/21[b]

2,500,000

2,524,964

Wells Fargo Capital XIII Series G

7.70%, 03/26/13[a]

2,750,000

2,818,750

473,462,569

ELECTRIC – 1.70%

Appalachian Power Co.

7.95%, 01/15/20[b]

5,104,000

6,352,397

Carolina Power & Light Co.

5.30%, 01/15/19

1,325,000

1,457,638

16

2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security

Principal

Value

Consolidated Edison Co. of New York Inc.

7.13%, 12/01/18

$
3,052,000

$
3,723,995

Constellation Energy Group Inc.

4.55%, 06/15/15[b]

10,407,000

10,906,892

Dominion Resources Inc.

5.15%, 07/15/15

23,083,000

25,312,396

Duke Capital LLC

6.25%, 02/15/13

22,032,000

23,691,757

Duke Energy Indiana Inc.

6.45%, 04/01/39

3,300,000

3,745,113

Duke Energy Ohio Inc.

5.45%, 04/01/19

5,726,000

6,308,894

Edison International

3.75%, 09/15/17

1,100,000

1,088,633

Entergy Arkansas Inc.

3.75%, 02/15/21

3,400,000

3,232,513

Exelon Generation Co. LLC

5.35%, 01/15/14

12,668,000

13,638,936

FirstEnergy Corp.

7.38%, 11/15/31

7,051,000

7,661,326

Florida Power & Light Co.

5.25%, 02/01/41

700,000

694,646

5.95%, 02/01/38

4,104,000

4,452,332

Florida Power Corp.

6.40%, 06/15/38

1,000,000

1,141,671

FPL Group Capital Inc.

7.88%, 12/15/15[b]

500,000

598,382

Georgia Power Co.

5.40%, 06/01/40

1,100,000

1,107,836

Integrys Energy Group Inc.

4.17%, 11/01/20

850,000

804,824

Kentucky Utilities Co.

1.63%, 11/01/15[d]

200,000

191,672

3.25%, 11/01/20[d]

250,000

234,218

5.13%, 11/01/40[d]

500,000

483,267

LG&E and KU Energy LLC

2.13%, 11/15/15[d]

1,000,000

958,124

3.75%, 11/15/20[d]

1,100,000

1,034,385

Louisville Gas & Electric Co.

1.63%, 11/15/15[d]

250,000

239,831

Security	Principal	Value
MidAmerican Energy Holdings Co.
6.13%, 04/01/36	$15,806,000	$16,693,731
Oglethorpe Power Corp.
5.38%, 11/01/40	800,000	762,834
Oncor Electric Delivery Co.
7.00%, 09/01/22	8,868,000	10,434,675
Pacific Gas & Electric Co.
6.05%, 03/01/34	14,968,000	15,831,233
Progress Energy Inc.
4.40%, 01/15/21[b]	3,200,000	3,185,911
Public Service Co. of Colorado
5.13%, 06/01/19	6,600,000	7,157,920
Public Service Co. of Oklahoma
4.40%, 02/01/21	1,200,000	1,193,716
SCANA Corp.
6.25%, 04/01/20	3,300,000	3,657,704
Scottish Power Ltd.
5.38%, 03/15/15	300,000	317,101
Southern California Edison Co.
6.05%, 03/15/39	3,052,000	3,359,928
Southern Power Co.
4.88%, 07/15/15	4,915,000	5,292,437
UIL Holdings Corp.
4.63%, 10/01/20	800,000	758,924

		187,707,792

ELECTRONICS – 0.03%
Agilent Technologies Inc.
5.50%, 09/14/15	1,000,000	1,083,746
Arrow Electronics Inc.
5.13%, 03/01/21	1,300,000	1,276,077
Thermo Fisher Scientific Inc.
4.50%, 03/01/21	600,000	613,814

		2,973,637

ENTERTAINMENT – 0.01%
International Game Technology
7.50%, 06/15/19	1,000,000	1,144,824

		1,144,824

ENVIRONMENTAL CONTROL – 0.07%
Waste Management Inc.
7.38%, 03/11/19[b]	6,230,000	7,511,719

		7,511,719

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security	Principal	Value

FOOD – 0.47%
Corn Products International Inc.
4.63%, 11/01/20	$1,000,000	$985,333
General Mills Inc.
5.40%, 06/15/40	1,100,000	1,093,345
5.65%, 02/15/19[b]	4,520,000	5,015,635
Hershey Co. (The)
4.13%, 12/01/20	800,000	803,790
Kellogg Co.
4.00%, 12/15/20	750,000	735,355
4.45%, 05/30/16	40,000	42,921
Kraft Foods Inc.
6.50%, 08/11/17[b]	21,483,000	24,654,701
Kroger Co. (The)
5.40%, 07/15/40	2,500,000	2,382,914
5.50%, 02/01/13	9,618,000	10,331,046
Sara Lee Corp.
2.75%, 09/15/15[b]	1,000,000	987,887
Unilever Capital Corp.
4.25%, 02/10/21	750,000	761,227
5.90%, 11/15/32	4,195,000	4,614,023

		52,408,177

FOREST PRODUCTS & PAPER – 0.05%
International Paper Co.
7.95%, 06/15/18	4,520,000	5,506,091
Plum Creek Timberlands LP
4.70%, 03/15/21	300,000	290,313

		5,796,404

GAS – 0.05%
Questar Corp.
2.75%, 02/01/16	150,000	149,052
Sempra Energy
6.50%, 06/01/16[b]	2,452,000	2,811,008
Southern California Gas Co.
5.13%, 11/15/40	2,500,000	2,434,372

		5,394,432

HAND & MACHINE TOOLS – 0.01%
Snap-On Inc.
4.25%, 01/15/18	450,000	448,226
Stanley Black & Decker Inc.
5.20%, 09/01/40	600,000	579,738

		1,027,964

Security	Principal	Value

HEALTH CARE – PRODUCTS – 0.11%
Becton, Dickinson and Co.
3.25%, 11/12/20	$700,000	$657,299
5.00%, 11/12/40	500,000	479,742
Covidien International Finance SA
6.00%, 10/15/17	1,826,000	2,066,289
CR Bard Inc.
2.88%, 01/15/16	400,000	402,114
Hospira Inc.
5.60%, 09/15/40	150,000	143,719
Johnson & Johnson
5.95%, 08/15/37	3,950,000	4,483,948
Medtronic Inc.
3.00%, 03/15/15	1,100,000	1,127,924
St. Jude Medical Inc.
2.50%, 01/15/16	1,000,000	984,698
3.75%, 07/15/14	1,400,000	1,474,153

		11,819,886

HEALTH CARE – SERVICES – 0.28%
Aetna Inc.
3.95%, 09/01/20	500,000	482,111
6.63%, 06/15/36	2,026,000	2,289,672
CIGNA Corp.
4.38%, 12/15/20	1,250,000	1,236,171
Laboratory Corp. of America Holdings
4.63%, 11/15/20	500,000	502,295
5.50%, 02/01/13	850,000	913,351
UnitedHealth Group Inc.
4.88%, 03/15/15	13,907,000	14,997,485
WellPoint Inc.
5.25%, 01/15/16	9,118,000	10,003,253

		30,424,338

HOUSEHOLD PRODUCTS & WARES – 0.03%
Church & Dwight Co. Inc.
3.35%, 12/15/15	350,000	349,412
Clorox Co.
5.00%, 01/15/15	1,226,000	1,327,217

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security	Principal	Value
Kimberly-Clark Corp.
3.88%, 03/01/21[b]	$250,000	$247,528
5.30%, 03/01/41	1,000,000	1,011,812

		2,935,969

INSURANCE – 0.98%
ACE INA Holdings Inc.
5.70%, 02/15/17[b]	2,520,000	2,753,698
Aegon NV
4.75%, 06/01/13	1,200,000	1,264,390
Alleghany Corp.
5.63%, 09/15/20	500,000	504,018
Allied World Assurance Co. Holdings Ltd.
5.50%, 11/15/20	150,000	147,060
Allstate Corp. (The)
5.55%, 05/09/35	9,618,000	9,615,949
American International Group Inc.
3.65%, 01/15/14	1,900,000	1,948,706
5.85%, 01/16/18	4,250,000	4,479,137
8.18%, 05/15/38[a]	3,000,000	3,262,500
8.25%, 08/15/18	5,104,000	6,085,307
Aspen Insurance Holdings Ltd.
6.00%, 12/15/20	500,000	506,765
Berkshire Hathaway Finance Corp.
4.00%, 04/15/12	5,060,000	5,238,293
Berkshire Hathaway Inc.
1.40%, 02/10/12	400,000	403,498
Chubb Corp. (The)
6.00%, 05/11/37	3,020,000	3,184,249
CNA Financial Corp.
5.75%, 08/15/21	150,000	154,690
Genworth Financial Inc.
5.75%, 06/15/14	5,092,000	5,274,134
Hartford Financial Services Group Inc.
5.38%, 03/15/17	3,020,000	3,136,079
Lincoln National Corp.
7.00%, 06/15/40[b]	1,000,000	1,136,895
8.75%, 07/01/19	1,000,000	1,259,522

Security	Principal	Value
Marsh & McLennan Companies Inc.
5.75%, 09/15/15	$13,472,000	$14,594,028
MetLife Inc.
5.00%, 06/15/15[b]	23,542,000	25,434,914
Principal Financial Group Inc.
6.05%, 10/15/36[b]	2,005,000	2,071,035
8.88%, 05/15/19	1,224,000	1,543,174
Progressive Corp. (The)
6.70%, 06/15/17[a]	1,605,000	1,693,275
Prudential Financial Inc.
5.10%, 09/20/14[b]	4,803,000	5,171,705
6.20%, 11/15/40	1,000,000	1,048,800
Prudential Financial Inc.
Series D
6.00%, 12/01/17[b]	3,052,000	3,393,062
Travelers Companies Inc. (The)
5.35%, 11/01/40	1,000,000	956,858
Unitrin Inc.
6.00%, 11/30/15	900,000	938,006
WR Berkley Corp.
5.38%, 09/15/20	1,000,000	1,008,128

		108,207,875

INTERNET – 0.01%
eBay Inc.
0.88%, 10/15/13[b]	150,000	148,599
1.63%, 10/15/15	400,000	382,481
3.25%, 10/15/20[b]	400,000	365,246

		896,326

IRON & STEEL – 0.13%
ArcelorMittal SA
9.85%, 06/01/19	11,000,000	14,040,538

		14,040,538

MANUFACTURING – 0.44%
Cooper US Inc.
3.88%, 12/15/20	100,000	96,898
Dover Corp.
4.30%, 03/01/21	1,000,000	1,016,647
5.38%, 03/01/41	900,000	916,742
GE Capital Trust I
6.38%, 11/15/17[a]	2,000,000	2,040,000

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security	Principal	Value
General Electric Co.
5.25%, 12/06/17[b]	$30,587,000	$33,561,980
Harsco Corp.
2.70%, 10/15/15	700,000	681,012
Honeywell International Inc.
5.00%, 02/15/19	6,125,000	6,662,630
Tyco International Ltd.
6.88%, 01/15/21[b]	3,010,000	3,597,104

		48,573,013
MEDIA – 0.90%
Comcast Cable Communications Holdings Inc.
8.38%, 03/15/13	18,242,000	20,676,448
Comcast Corp.
6.45%, 03/15/37	9,618,000	9,988,734
DIRECTV Holdings LLC
5.20%, 03/15/20	5,000,000	5,158,056
Discovery Communications LLC
5.05%, 06/01/20	1,100,000	1,152,485
NBC Universal Inc.
4.38%, 04/01/21[d]	3,100,000	3,003,938
5.95%, 04/01/41[d]	600,000	587,554
News America Inc.
6.20%, 12/15/34	11,207,000	11,414,959
6.90%, 03/01/19[b]	1,100,000	1,294,711
Time Warner Cable Inc.
6.55%, 05/01/37	9,618,000	9,985,153
8.25%, 04/01/19	2,010,000	2,475,238
Time Warner Inc.
7.70%, 05/01/32	13,407,000	15,988,415
Viacom Inc.
6.25%, 04/30/16	9,495,000	10,868,940
7.88%, 07/30/30	6,118,000	7,149,484

		99,744,115
MINING – 0.46%
Alcoa Inc.
6.15%, 08/15/20[b]	4,000,000	4,276,213
BHP Billiton Finance (USA) Ltd.
4.80%, 04/15/13	9,618,000	10,322,746
Freeport-McMoRan Copper & Gold Inc.
8.38%, 04/01/17	5,021,000	5,548,205

Security	Principal	Value
Rio Tinto Finance (USA) Ltd.
9.00%, 05/01/19	$9,235,000	$12,192,836
Southern Copper Corp.
6.75%, 04/16/40	2,000,000	2,070,500
Teck Resources Ltd.
10.25%, 05/15/16	6,000,000	7,290,000
Vale Overseas Ltd.
6.88%, 11/21/36	8,618,000	9,256,939

		50,957,439
MULTI-NATIONAL – 1.25%
African Development Bank
3.00%, 05/27/14[b]	5,020,000	5,249,635
Asian Development Bank
1.63%, 07/15/13	3,000,000	3,040,190
2.63%, 02/09/15	5,020,000	5,172,602
2.75%, 05/21/14[b]	7,383,000	7,670,361
Corporacion Andina de Fomento SA
3.75%, 01/15/16	3,000,000	2,993,615
European Investment Bank
2.88%, 09/15/20	2,000,000	1,870,821
4.63%, 05/15/14	48,087,000	52,660,285
Inter-American Development Bank
4.38%, 09/20/12	18,764,000	19,848,927
Inter-American Development Bank Series E
3.88%, 09/17/19	5,000,000	5,192,399
International Bank for Reconstruction and Development
1.75%, 07/15/13	5,000,000	5,089,831
2.00%, 04/02/12	10,214,000	10,392,186
5.00%, 04/01/16	5,020,000	5,641,088
7.63%, 01/19/23	1,000,000	1,344,820
International Finance Corp.
2.75%, 04/20/15	3,000,000	3,096,470
International Finance Corp. Series G
3.00%, 04/22/14	3,046,000	3,189,778

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security	Principal	Value
Nordic Investment Bank
2.63%, 10/06/14	$5,020,000	$5,180,319

		137,633,327
OFFICE & BUSINESS EQUIPMENT – 0.07%
Pitney Bowes Inc.
4.75%, 05/15/18[b]	1,863,000	1,861,166
Xerox Corp.
6.35%, 05/15/18	5,020,000	5,696,303

		7,557,469
OIL & GAS – 1.33%
Anadarko Petroleum Corp.
5.95%, 09/15/16	11,032,000	12,069,624
6.45%, 09/15/36	1,000,000	999,847
Apache Corp.
5.25%, 04/15/13	6,731,000	7,250,580
6.00%, 01/15/37	1,000,000	1,054,106
Canadian Natural Resources Ltd.
5.70%, 05/15/17[b]	9,618,000	10,693,590
Chevron Corp.
3.95%, 03/03/14	4,515,000	4,823,240
ConocoPhillips
5.90%, 10/15/32	21,042,000	22,370,584
Devon Energy Corp.
6.30%, 01/15/19	2,000,000	2,320,342
EnCana Corp.
5.90%, 12/01/17	5,080,000	5,710,370
6.50%, 02/01/38	2,000,000	2,157,632
EOG Resources Inc.
2.50%, 02/01/16	1,500,000	1,460,065
4.10%, 02/01/21	1,650,000	1,595,670
Hess Corp.
5.60%, 02/15/41	4,500,000	4,341,156
Marathon Petroleum Corp.
3.50%, 03/01/16[d]	150,000	150,557
5.13%, 03/01/21[d]	1,100,000	1,113,612
6.50%, 03/01/41[d]	1,700,000	1,717,503
Nexen Inc.
6.20%, 07/30/19[b]	2,000,000	2,128,458
7.50%, 07/30/39	1,000,000	1,063,681
Noble Energy Inc.
6.00%, 03/01/41	1,300,000	1,330,892

Security	Principal	Value
Noble Holding International Ltd.
3.45%, 08/01/15	$500,000	$509,493
4.90%, 08/01/20	1,000,000	1,021,516
6.20%, 08/01/40	1,000,000	1,041,459
Occidental Petroleum Corp.
2.50%, 02/01/16	1,000,000	989,097
4.10%, 02/01/21	500,000	495,312
Pemex Project Funding Master Trust
5.75%, 03/01/18	5,020,000	5,291,883
Petrobras International Finance Co.
5.75%, 01/20/20	7,530,000	7,791,667
6.75%, 01/27/41	1,750,000	1,789,620
7.88%, 03/15/19[b]	2,548,000	3,000,270
Petroleos Mexicanos
8.00%, 05/03/19	5,020,000	5,945,086
Shell International Finance BV
4.00%, 03/21/14	1,700,000	1,815,204
6.38%, 12/15/38	6,451,000	7,349,184
Suncor Energy Inc.
6.10%, 06/01/18	1,451,000	1,638,571
6.50%, 06/15/38	4,520,000	4,878,036
6.85%, 06/01/39	1,226,000	1,373,911
Talisman Energy Inc.
3.75%, 02/01/21	2,250,000	2,089,277
Total Capital SA
2.30%, 03/15/16	1,000,000	970,794
4.45%, 06/24/20	5,000,000	5,093,264
Transocean Inc.
6.50%, 11/15/20	1,000,000	1,096,786
6.80%, 03/15/38	3,000,000	3,113,421
Valero Energy Corp.
9.38%, 03/15/19	4,070,000	5,154,725

		146,800,085
OIL & GAS SERVICES – 0.11%
Weatherford International Ltd.
9.63%, 03/01/19	9,500,000	12,393,533

		12,393,533
PHARMACEUTICALS – 0.79%
Abbott Laboratories
4.13%, 05/27/20[b]	1,100,000	1,107,500

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security	Principal	Value
5.13%, 04/01/19	$5,039,000	$5,457,771
5.88%, 05/15/16[b]	9,118,000	10,463,367
AmerisourceBergen Corp.
5.88%, 09/15/15	4,507,000	5,021,074
AstraZeneca PLC
6.45%, 09/15/37	8,618,000	9,911,557
Bristol-Myers Squibb Co.
5.88%, 11/15/36	3,440,000	3,740,648
Cardinal Health Inc.
5.50%, 06/15/13	1,750,000	1,894,993
Eli Lilly and Co.
5.55%, 03/15/37	5,618,000	5,822,315
GlaxoSmithKline Capital Inc.
4.38%, 04/15/14[b]	100,000	107,265
4.85%, 05/15/13	1,250,000	1,347,909
5.65%, 05/15/18	5,009,000	5,640,040
Medco Health Solutions Inc.
2.75%, 09/15/15	1,000,000	991,239
7.13%, 03/15/18	1,226,000	1,434,797
Merck & Co. Inc.
5.00%, 06/30/19	3,318,000	3,633,316
Novartis Capital Corp.
2.90%, 04/24/15[b]	1,000,000	1,023,288
Novartis Securities Investment Ltd.
5.13%, 02/10/19	2,010,000	2,186,001
Pfizer Inc.
6.20%, 03/15/19	12,670,000	14,649,796
Schering-Plough Corp./Merck & Co. Inc.
6.00%, 09/15/17	250,000	293,943
6.55%, 09/15/37	1,250,000	1,471,027
Teva Pharmaceutical Finance II/III LLC
3.00%, 06/15/15	410,000	413,323
Wyeth
5.50%, 02/01/14	9,918,000	10,975,745

		87,586,914
PIPELINES – 0.50%
Buckeye Partners LP
4.88%, 02/01/21[b]	250,000	248,615

Security	Principal	Value
CenterPoint Energy Resources Corp.
4.50%, 01/15/21[d]	$450,000	$445,901
Energy Transfer Partners LP
9.70%, 03/15/19	4,030,000	5,281,996
Enterprise Products Operating LP
5.60%, 10/15/14[b]	19,506,000	21,329,273
Kinder Morgan Energy Partners LP
6.95%, 01/15/38	12,922,000	13,859,984
NuStar Pipeline Operating Partnership LP
5.88%, 06/01/13	500,000	537,950
ONEOK Partners LP
6.13%, 02/01/41[b]	2,250,000	2,241,869
Plains All American Pipeline LP
5.00%, 02/01/21	350,000	349,557
TransCanada PipeLines Ltd.
3.80%, 10/01/20	1,000,000	955,335
6.50%, 08/15/18	250,000	290,377
7.13%, 01/15/19	3,978,000	4,802,667
7.63%, 01/15/39	1,524,000	1,878,631
Williams Companies Inc. (The)
8.75%, 03/15/32	1,000,000	1,297,281
Williams Partners LP
4.13%, 11/15/20	1,450,000	1,378,441
5.25%, 03/15/20	500,000	521,355

		55,419,232
REAL ESTATE INVESTMENT TRUSTS – 0.27%
AvalonBay Communities Inc.
3.95%, 01/15/21	450,000	432,981
Boston Properties LP
6.25%, 01/15/13	2,903,000	3,147,781
ERP Operating LP
4.75%, 07/15/20[b]	6,500,000	6,590,508
HCP Inc.
2.70%, 02/01/14	400,000	402,412
3.75%, 02/01/16[b]	200,000	201,716
5.38%, 02/01/21	900,000	919,354
Health Care REIT Inc.
4.95%, 01/15/21	1,200,000	1,198,347

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security	Principal	Value
Healthcare Realty Trust Inc.
5.75%, 01/15/21	$500,000	$514,513
Liberty Property LP
4.75%, 10/01/20	1,000,000	995,002
ProLogis
6.88%, 03/15/20[b]	400,000	445,830
Simon Property Group LP
5.10%, 06/15/15	9,618,000	10,510,841
5.65%, 02/01/20	3,100,000	3,374,740
Ventas Realty LP/Ventas Capital Corp.
3.13%, 11/30/15[b]	750,000	731,746

		29,465,771
RETAIL – 0.55%
CVS Caremark Corp.
4.75%, 05/18/20	1,100,000	1,131,763
6.13%, 09/15/39	5,270,000	5,446,711
6.30%, 06/01/37[a]	808,000	793,860
Home Depot Inc. (The)
5.40%, 03/01/16	8,962,000	9,972,488
Lowe’s Companies Inc.
3.75%, 04/15/21[b]	2,000,000	1,927,145
5.80%, 04/15/40[b]	2,000,000	2,095,170
McDonald’s Corp.
5.35%, 03/01/18	3,052,000	3,427,004
5.80%, 10/15/17	200,000	229,677
Nordstrom Inc.
4.75%, 05/01/20	1,100,000	1,124,956
Target Corp.
7.00%, 01/15/38	7,232,000	8,743,658
Wal-Mart Stores Inc.
4.55%, 05/01/13[b]	10,932,000	11,764,530
6.50%, 08/15/37[b]	11,722,000	13,488,113
Yum! Brands Inc.
3.88%, 11/01/20	900,000	858,581

		61,003,656
SEMICONDUCTORS – 0.00%
Broadcom Corp.
2.38%, 11/01/15[d]	150,000	145,068

		145,068

Security	Principal	Value
SOFTWARE – 0.19%
Intuit Inc.
5.75%, 03/15/17	$1,000,000	$1,095,000
Microsoft Corp.
0.88%, 09/27/13	1,000,000	993,347
4.20%, 06/01/19	3,010,000	3,112,732
4.50%, 10/01/40	700,000	629,203
Oracle Corp.
5.25%, 01/15/16[b]	10,407,000	11,616,906
5.38%, 07/15/40[d]	4,000,000	3,898,328

		21,345,516
TELECOMMUNICATIONS – 1.59%
Alltel Corp.
7.00%, 07/01/12	500,000	539,012
America Movil SAB de CV
5.00%, 03/30/20	5,000,000	5,162,100
6.13%, 03/30/40[b]	1,000,000	1,045,200
American Tower Corp.
4.50%, 01/15/18	1,250,000	1,237,816
BellSouth Corp.
6.00%, 11/15/34[b]	20,292,000	20,034,837
British Telecom PLC
9.88%, 12/15/30	2,540,000	3,503,915
Cellco Partnership/Verizon Wireless Capital LLC
5.55%, 02/01/14	12,168,000	13,435,346
Cisco Systems Inc.
4.45%, 01/15/20	7,500,000	7,729,781
5.90%, 02/15/39	6,230,000	6,536,787
Deutsche Telekom International Finance BV
8.75%, 06/15/30	6,618,000	8,679,564
Embarq Corp.
7.08%, 06/01/16	10,907,000	12,380,147
France Telecom SA
4.38%, 07/08/14	2,026,000	2,176,885
5.38%, 07/08/19	1,626,000	1,793,640
GTE Corp.
6.84%, 04/15/18	500,000	583,339
Harris Corp.
4.40%, 12/15/20	1,950,000	1,947,518

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security	Principal	Value
Juniper Networks Inc.
3.10%, 03/15/16	$50,000	$49,914
4.60%, 03/15/21	50,000	49,936
5.95%, 03/15/41	150,000	149,932
Qwest Corp.
8.88%, 03/15/12	9,618,000	10,373,776
SBC Communications Inc./AT&T Inc.
5.88%, 02/01/12	23,042,000	24,153,913
Telecom Italia Capital SA
5.25%, 11/15/13	350,000	365,310
7.72%, 06/04/38	6,148,000	6,339,419
Telefonica Emisiones SAU
4.95%, 01/15/15	755,000	794,615
5.13%, 04/27/20	5,000,000	4,999,224
5.46%, 02/16/21	1,300,000	1,324,644
7.05%, 06/20/36	1,524,000	1,646,005
Verizon Communications Inc.
7.75%, 12/01/30	18,542,000	22,630,949
Virgin Media Secured Finance PLC
5.25%, 01/15/21[d]	200,000	202,082
Vodafone Group PLC
5.63%, 02/27/17	14,407,000	15,935,437

		175,801,043
TOYS, GAMES & HOBBIES – 0.00%
Mattel Inc.
4.35%, 10/01/20	400,000	388,826

		388,826
TRANSPORTATION – 0.21%
Burlington Northern Santa Fe Corp.
6.15%, 05/01/37	4,803,000	5,232,281
CSX Corp.
6.00%, 10/01/36	7,207,000	7,544,763
Norfolk Southern Corp.
7.90%, 05/15/97[b]	4,078,000	5,028,249
Ryder System Inc.
3.60%, 03/01/16[b]	1,000,000	1,002,841

Security	Principal	Value
United Parcel Service Inc.
3.13%, 01/15/21	$3,000,000	$2,776,811
6.20%, 01/15/38	1,826,000	2,088,357

		23,673,302
TRUCKING & LEASING – 0.01%
GATX Corp.
3.50%, 07/15/16	1,000,000	978,890

		978,890
WATER – 0.00%
Veolia Environnement
5.25%, 06/03/13	200,000	216,623

		216,623

TOTAL CORPORATE BONDS & NOTES
(Cost: $2,300,846,781)		2,440,466,627

FOREIGN GOVERNMENT BONDS & NOTES[e] – 1.47%
BRAZIL – 0.30%
Brazil (Federative Republic of)
5.88%, 01/15/19	2,010,000	2,210,980
7.13%, 01/20/37	13,417,000	15,824,546
8.00%, 01/15/18[b]	13,173,222	15,445,603

		33,481,129
CANADA – 0.30%
Canada (Government of)
2.38%, 09/10/14	1,000,000	1,028,812
Ontario (Province of)
2.63%, 01/20/12	10,234,000	10,437,217
2.95%, 02/05/15[b]	950,000	982,590
3.15%, 12/15/17[b]	3,000,000	2,977,130
4.10%, 06/16/14[b]	5,094,000	5,479,381
Quebec (Province of)
7.50%, 09/15/29	8,977,000	12,194,826

		33,099,956
ITALY – 0.23%
Italy (Republic of)
5.25%, 09/20/16[b]	24,042,000	25,522,394

		25,522,394
JAPAN – 0.09%
Japan Finance Corp.
2.13%, 11/05/12	10,035,000	10,264,726

		10,264,726

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security	Principal	Value
MEXICO – 0.27%
United Mexican States
5.63%, 01/15/17	$10,932,000	$11,972,617
6.38%, 01/16/13[b]	6,157,000	6,729,539
6.75%, 09/27/34	9,618,000	10,683,771

		29,385,927
PANAMA – 0.05%
Panama (Republic of)
6.70%, 01/26/36	5,000,000	5,506,400

		5,506,400
PERU – 0.09%
Peru (Republic of)
6.55%, 03/14/37[b]	2,000,000	2,200,000
7.13%, 03/30/19	6,305,000	7,477,730

		9,677,730
POLAND – 0.08%
Poland (Republic of)
3.88%, 07/16/15	5,000,000	5,050,000
6.38%, 07/15/19	3,000,000	3,333,750

		8,383,750
SOUTH AFRICA – 0.03%
South Africa (Republic of)
5.50%, 03/09/20	3,000,000	3,153,750

		3,153,750
SOUTH KOREA – 0.03%
Korea (Republic of)
7.13%, 04/16/19	3,000,000	3,565,566

		3,565,566

TOTAL FOREIGN GOVERNMENT
BONDS & NOTES
(Cost: $156,091,552)		162,041,328

MUNICIPAL DEBT OBLIGATIONS – 0.76%
CALIFORNIA – 0.31%
Bay Area Toll Authority RB Highway Revenue Tolls BAB Series S1
7.04%, 04/01/41	2,500,000	2,571,675

Security	Principal	Value
East Bay Municipal Utility District RB Water Revenue BAB
5.87%, 06/01/40	$4,000,000	$3,997,840
Los Angeles Community College District GO BAB
6.75%, 08/01/42	2,000,000	2,122,080
Los Angeles County Metropolitan Transportation Authority RB Sales Tax Revenue BAB
5.74%, 06/01/39	815,000	791,626
Los Angeles Department of Water & Power RB Electric Power & Light Revenues BAB
5.72%, 07/01/39	1,000,000	932,360
6.57%, 07/01/41	1,600,000	1,681,632
Los Angeles Unified School District GO BAB
5.75%, 07/01/34	1,000,000	942,090
6.76%, 07/01/34	1,250,000	1,313,925
San Francisco City & County Public Utilities Commission RB Water Revenue BAB
6.00%, 11/01/40	2,500,000	2,463,300
State of California GO BAB
7.30%, 10/01/39	7,000,000	7,328,020
7.70%, 11/01/30	500,000	518,730
State of California GO
5.95%, 04/01/16	7,127,000	7,647,556
University of California RB College & University Revenue BAB
5.95%, 05/15/26	900,000	831,771
University of California RB Health, Hospital, Nursing Home Revenue BAB Series F
6.58%, 05/15/30	1,000,000	987,790

		34,130,395

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security	Principal	Value
CONNECTICUT – 0.01%
State of Connecticut GO Series A
5.85%, 03/15/32	$1,000,000	$1,038,220

		1,038,220
GEORGIA – 0.02%
Municipal Electric Authority of Georgia RB Electric Power & Light Revenues BAB Project J, Series 2010A
6.64%, 04/01/18	1,000,000	1,003,920
Municipal Electric Authority of Georgia RB Electric Power & Light Revenues BAB Project M, Series 2010A
6.66%, 04/01/18	750,000	739,808
Municipal Electric Authority of Georgia RB Electric Power & Light Revenues BAB Project P, Series 2010A
7.06%, 04/01/18	300,000	287,274

		2,031,002
ILLINOIS – 0.11%
Chicago Transit Authority RB Sales Tax Revenue Series A
6.90%, 12/01/40	2,000,000	1,935,220
City of Chicago RB Water Revenue BAB
6.74%, 11/01/40	300,000	313,632
State of Illinois GO
5.10%, 06/01/33	9,233,000	7,311,336
5.37%, 03/01/17	2,500,000	2,505,750
5.88%, 03/01/19	450,000	451,170

		12,517,108
INDIANA – 0.01%
Indianapolis Local Public Improvement Bond Bank RB Miscellaneous Revenue BAB Series B-2
6.12%, 01/15/40	1,000,000	1,034,350

		1,034,350

Security	Principal	Value
MARYLAND – 0.01%
Maryland State Transportation Authority RB Transit Revenue BAB
5.89%, 07/01/30	$1,500,000	$1,524,360

		1,524,360
MASSACHUSETTS – 0.01%
Commonwealth of Massachusetts GO BAB
5.46%, 12/01/39	1,000,000	998,380

		998,380
MISSOURI – 0.01%
Missouri Highway & Transportation Commission RB Highway Revenue Tolls BAB
5.45%, 05/01/33	1,050,000	1,048,236

		1,048,236
NEW JERSEY – 0.05%
New Jersey Economic Development Authority RB Lease Appropriation Series B
0.00%, 02/15/19 (AGM)	500,000	306,035
New Jersey State Turnpike Authority RB Miscellaneous Revenue BAB Series F
7.41%, 01/01/40	3,044,000	3,390,407
New Jersey Transportation Trust Fund Authority RB Transit Revenue BAB Series C
6.10%, 12/15/28	1,000,000	985,370
Rutgers-State University of New Jersey/New Brunswick RB College & University Revenue BAB
5.67%, 05/01/40	900,000	897,111

		5,578,923

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security	Principal	Value
NEW YORK – 0.09%
Metropolitan Transportation Authority RB Transit Revenue BAB
7.34%, 11/15/39	$790,000	$902,559
Series C-1
6.69%, 11/15/40	1,000,000	1,012,050
New York City Municipal Water Finance Authority RB Water Revenue BAB
5.72%, 06/15/42	2,645,000	2,613,233
New York City Transitional Finance Authority RB Sales Tax Revenue BAB
5.51%, 08/01/37	1,000,000	969,160
New York State Dormitory Authority RB Income Tax Revenue BAB
5.60%, 03/15/40	1,500,000	1,449,615
Port Authority of New York & New Jersey RB Port Airport & Marina Revenue
5.65%, 11/01/40	1,205,000	1,153,113
State of New York GO BAB
5.52%, 10/01/37	1,000,000	945,260
5.97%, 03/01/36	1,250,000	1,262,350

		10,307,340
OHIO – 0.02%
American Municipal Power – Ohio Inc. RB Electric Power & Light Revenues BAB
5.94%, 02/15/44	1,300,000	1,112,930
Northeast Regional Sewer District RB Sewer Revenue BAB
6.04%, 11/15/40	900,000	876,672

		1,989,602

Security	Principal	Value
PENNSYLVANIA – 0.01%
Pennsylvania Turnpike Commission RB Highway Revenue Tolls BAB Series B
5.51%, 12/01/40	$1,000,000	$896,820

		896,820
TEXAS – 0.09%
Dallas Area Rapid Transit RB Sales Tax Revenue BAB
4.92%, 12/01/37	1,285,000	1,183,819
5.02%, 12/01/42	500,000	446,990
Dallas Convention Center Hotel Development Corp. RB Hotel Occupancy Tax BAB
7.09%, 01/01/26	700,000	699,860
State of Texas GO BAB Series A
4.68%, 04/01/40	2,000,000	1,818,340
Texas State Transportation Commission RB Highway Revenue Tolls BAB Series B
5.18%, 04/01/30	5,000,000	4,941,950
University of Texas System RB College & University Revenue BAB Series C
4.79%, 08/15/31	1,500,000	1,350,105

		10,441,064
WASHINGTON – 0.01%
State of Washington GO BAB
5.14%, 08/01/40	1,000,000	930,510

		930,510

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $87,627,949)		84,466,310

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security	Principal	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 71.80%
MORTGAGE-BACKED SECURITIES – 32.24%
Federal Home Loan Mortgage Corp.
3.00%, 11/01/40[a]	$31,367,388	$32,003,640
3.16%, 11/01/40[a]	24,245,397	24,903,875
3.35%, 11/01/40[a]	14,033,257	14,238,621
3.50%, 03/01/41[f]	24,000,000	24,033,750
4.00%, 10/01/25	40,099,369	41,260,452
4.00%, 02/01/26	13,000,001	13,396,164
4.00%, 01/01/41	69,230,962	68,234,222
4.00%, 03/01/41[f]	28,175,000	28,026,150
4.50%, 04/01/22	23,075,745	24,356,001
4.50%, 07/01/24	9,430,182	9,891,929
4.50%, 09/01/24	5,813,261	6,097,906
4.50%, 08/01/30	31,057,155	32,174,829
4.50%, 03/01/39	5,572,643	5,684,802
4.50%, 06/01/39	11,541,744	11,774,040
4.50%, 09/01/39	10,965,352	11,186,048
4.50%, 11/01/39	9,797,945	9,995,145
4.50%, 12/01/39	25,116,903	25,622,422
4.50%, 01/01/40	10,494,632	10,705,854
4.50%, 08/01/40	36,691,887	37,400,504
4.50%, 11/01/40	44,976,632	45,845,250
4.50%, 02/01/41	43,998,086	44,861,350
4.50%, 03/01/41[f]	19,440,000	19,795,387
4.50%, 03/31/41[f]	9,674,000	10,124,446
5.00%, 12/01/24	30,800,000	32,939,015
5.00%, 08/01/25	22,844,648	24,185,170
5.00%, 06/01/33	8,815,167	9,286,973
5.00%, 12/01/33	34,078,155	35,902,088
5.00%, 07/01/35	29,257,413	30,780,271
5.00%, 01/01/36	32,069,440	33,700,743
5.00%, 03/01/38	72,618,437	75,939,313
5.00%, 09/01/40	32,681,718	34,216,752
5.00%, 03/01/41[f]	5,427,000	5,757,708
5.00%, 03/31/41[f]	440,000	460,281
5.08%, 12/01/38[a]	20,720,946	21,915,635
5.50%, 02/01/34	31,675,663	34,043,594
5.50%, 05/01/35	23,332,448	25,015,968
5.50%, 05/01/36	26,273,512	28,103,978
5.50%, 07/01/36	53,014,401	56,707,895

Security	Principal	Value
5.50%, 03/01/38	$32,814,369	$34,998,098
5.50%, 03/01/41[f]	6,642,000	7,088,259
6.00%, 10/01/36	12,238,325	13,482,625
6.00%, 02/01/37	17,267,593	18,814,828
6.00%, 11/01/37	81,089,237	88,007,219
6.50%, 03/01/41[f]	6,140,000	6,851,856
Federal National Mortgage Association
2.00%, 02/01/36[a]	10,108,960	10,430,692
3.00%, 03/01/41[f]	6,000,000	5,837,813
3.50%, 02/01/26	30,000,000	30,102,801
3.50%, 03/01/41[f]	44,000,000	42,415,000
4.00%, 10/01/25	62,058,120	63,904,291
4.00%, 12/01/30	16,931,578	17,055,056
4.00%, 07/01/40	87,886,604	86,807,761
4.00%, 12/01/40	32,811,727	32,400,168
4.00%, 03/01/41[f]	70,340,000	70,325,525
4.50%, 09/01/18	18,525,503	19,585,665
4.50%, 10/01/24	23,206,036	24,368,709
4.50%, 03/01/36	13,703,411	14,058,542
4.50%, 12/01/39	19,679,466	20,082,406
4.50%, 08/01/40	130,227,215	132,866,898
4.50%, 09/01/40	64,942,188	66,258,555
4.50%, 01/01/41	56,083,691	57,220,498
4.50%, 03/01/41[f]	22,651,000	23,690,015
4.73%, 04/01/38[a]	14,291,701	15,016,198
5.00%, 08/01/20	25,572,017	27,362,081
5.00%, 11/01/33	66,668,366	70,266,126
5.00%, 04/01/35	41,217,796	43,381,893
5.00%, 02/01/36	53,460,119	56,204,345
5.00%, 06/01/39	83,823,865	87,756,975
5.00%, 03/01/41[f]	22,835,000	24,177,260
5.50%, 01/01/24	33,709,909	36,336,555
5.50%, 02/01/30	16,852,900	18,033,540
5.50%, 05/01/33	29,086,476	31,337,837
5.50%, 11/01/33	52,030,002	55,967,738
5.50%, 09/01/34	73,224,237	78,665,976
5.50%, 05/01/37	72,223,582	77,131,367
5.50%, 03/01/38	28,164,302	30,078,573
5.50%, 06/01/38	27,909,936	29,806,918
5.50%, 03/01/41[f]	13,417,000	14,452,129
6.00%, 03/01/34	31,764,473	34,998,930
6.00%, 09/01/36	65,506,944	71,394,391

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security	Principal	Value
6.00%, 08/01/37	$62,988,662	$68,398,716
6.00%, 03/01/41[f]	7,197,000	7,819,990
6.50%, 08/01/37	54,954,766	61,265,775
6.50%, 12/01/37	19,497,202	21,886,797
6.50%, 03/01/41[f]	10,757,000	12,007,501
7.00%, 04/01/37	18,090,855	20,469,714
Government National Mortgage Association
4.00%, 09/20/40	36,647,760	36,726,227
4.00%, 03/01/41[f]	29,712,000	29,725,927
4.50%, 03/15/39	17,712,871	18,326,148
4.50%, 04/15/39	12,756,580	13,198,254
4.50%, 08/15/39	37,595,091	38,896,754
4.50%, 11/20/39	15,028,346	15,553,977
4.50%, 01/20/40	3,919,397	4,056,655
4.50%, 07/15/40	9,756,949	10,095,326
4.50%, 08/20/40	27,334,759	28,292,028
4.50%, 09/15/40	41,421,070	42,857,580
4.50%, 10/20/40	52,204,547	54,032,761
4.50%, 03/01/41[f]	5,435,000	5,610,788
5.00%, 01/15/39	41,087,409	43,660,663
5.00%, 05/15/40	26,949,327	28,648,405
5.00%, 07/20/40	73,743,065	78,479,370
5.00%, 08/20/40	31,088,233	33,084,941
5.00%, 03/01/41[f]	9,792,000	10,396,350
5.50%, 03/20/39	21,650,426	23,425,442
5.50%, 12/15/39	8,245,560	8,933,838
5.50%, 01/15/40	49,639,810	53,805,641
5.50%, 03/01/41[f]	6,168,000	6,680,715
6.00%, 03/15/37	38,465,625	42,404,200
6.00%, 11/15/39	9,969,373	10,977,065
6.00%, 03/01/41[f]	9,535,000	10,494,459
6.50%, 10/20/38	26,597,827	29,802,665

		3,559,604,955

U.S. GOVERNMENT AGENCY OBLIGATIONS – 6.19%
Federal Home Loan Banks
1.13%, 05/18/12	59,315,000	59,838,627
5.00%, 11/17/17[b]	2,225,000	2,502,202
Federal Home Loan Mortgage Corp.
2.13%, 03/23/12	79,482,000	80,984,512

Security	Principal	Value
4.50%, 01/15/13[b]	$208,829,000	$223,370,035
6.25%, 07/15/32	23,361,000	28,410,008
Federal National Mortgage Association
1.50%, 06/26/13[b]	21,160,000	21,405,037
2.63%, 11/20/14[b]	74,957,000	77,287,113
5.00%, 04/15/15[b]	63,919,000	71,570,353
5.00%, 05/11/17[b]	91,906,000	103,096,070
7.25%, 05/15/30[b]	3,660,000	4,875,681
Tennessee Valley Authority
4.88%, 01/15/48	10,500,000	10,290,643

		683,630,281

U.S. GOVERNMENT OBLIGATIONS – 33.37%
U.S. Treasury Bonds
3.88%, 08/15/40	25,000,000	22,444,500
4.25%, 11/15/40[b]	56,980,000	54,646,668
4.38%, 11/15/39[b]	34,502,000	33,849,913
4.38%, 05/15/40	11,758,000	11,523,664
4.63%, 02/15/40[b]	135,932,000	138,989,112
4.75%, 02/15/41	18,000,000	18,766,441
6.25%, 05/15/30	33,018,000	41,839,748
7.50%, 11/15/16[b]	230,361,000	293,691,839
7.63%, 02/15/25[b]	117,275,000	164,704,520
8.13%, 08/15/19[b]	165,818,000	228,833,824
8.75%, 05/15/17[b]	1,390,000	1,890,372
U.S. Treasury Notes
0.38%, 10/31/12	45,380,000	45,255,204
0.75%, 05/31/12	1,850,000	1,859,083
0.75%, 09/15/13[b]	122,960,000	122,380,857
1.00%, 03/31/12[b]	17,906,000	18,036,355
1.13%, 06/15/13[b]	76,080,000	76,611,037
1.25%, 09/30/15	20,270,000	19,647,103
1.38%, 04/15/12[b]	305,144,000	308,744,724
1.38%, 02/15/13	47,060,000	47,707,071
1.38%, 03/15/13[b]	93,420,000	94,686,778
1.38%, 05/15/13[b]	86,172,000	87,299,990
1.75%, 08/15/12	165,893,000	169,058,222
1.75%, 04/15/13[b]	9,284,000	9,480,728
1.88%, 10/31/17	118,300,000	112,072,688
2.13%, 05/31/15	22,220,000	22,535,524
2.38%, 09/30/14[b]	134,756,000	139,046,628
2.38%, 02/28/15[b]	31,822,000	32,698,695

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® BARCLAYS AGGREGATE BOND FUND

February 28, 2011

Security	Shares or Principal	Value
2.50%, 03/31/15[b]	$94,497,000	$97,520,901
2.50%, 06/30/17	1,390,000	1,380,048
2.63%, 12/31/14	51,382,000	53,381,783
2.63%, 08/15/20[b]	12,770,000	12,003,289
3.00%, 08/31/16[b]	97,920,000	101,325,662
3.13%, 01/31/17	52,022,000	53,870,339
3.38%, 07/31/13[b]	207,878,000	220,593,891
3.50%, 05/15/20[b]	46,140,000	46,893,003
3.63%, 02/15/20[b]	274,789,000	282,988,706
4.25%, 08/15/15[b]	39,840,000	43,936,345
4.75%, 05/15/14[b]	385,802,000	428,992,561
8.88%, 08/15/17[b]	17,050,000	23,465,403

		3,684,653,219

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $7,829,310,578)		7,927,888,455

SHORT-TERM INVESTMENTS – 21.58%

MONEY MARKET FUNDS – 21.58%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[c,g,h]	1,663,133,228	1,663,133,228
BlackRock Cash Funds: Prime, SL Agency Shares
0.22%[c,g,h]	718,960,561	718,960,561
BlackRock Cash Funds: Treasury, SL Agency Shares
0.07%[c,g]	100,000	100,000

		2,382,193,789

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,382,193,789)		2,382,193,789

TOTAL INVESTMENTS IN SECURITIES – 120.42%
(Cost: $13,013,615,423)		13,296,032,643
Other Assets, Less Liabilities – (20.42)%		(2,254,905,567)

NET ASSETS – 100.00%		$11,041,127,076

BAB – Build America Bond

FDIC – Federal Deposit Insurance Corp.

GO – General Obligation

RB – Revenue Bond

Insured by:

AGM – Assured Guaranty Municipal Corp.

[a]	Variable rate security. Rate shown is as of report date.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Investments are denominated in U.S. dollars.
f	To-be-announced (TBA). See Note 1.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® BARCLAYS TIPS BOND FUND

February 28, 2011

Security	Shares or Principal	Value
U.S. GOVERNMENT OBLIGATIONS – 99.40%
U.S. Treasury Inflation- Indexed Bonds
0.50%, 04/15/15	$503,023,489	$521,965,467
0.63%, 04/15/13[a]	496,073,698	517,544,388
1.13%, 01/15/21[a]	605,460,161	611,514,763
1.25%, 04/15/14[a]	530,139,233	565,343,791
1.25%, 07/15/20	296,583,859	305,574,057
1.38%, 07/15/18[a]	487,771,774	519,095,867
1.38%, 01/15/20[a]	931,593,998	976,426,959
1.63%, 01/15/15[a]	714,106,731	773,466,853
1.63%, 01/15/18[a]	476,887,478	514,516,880
1.75%, 01/15/28[a]	476,290,126	481,425,129
1.88%, 07/15/13[a]	796,917,247	859,674,480
1.88%, 07/15/15[a]	593,198,577	652,147,685
1.88%, 07/15/19[a]	555,639,967	609,293,951
2.00%, 04/15/12[a]	383,115,054	400,175,646
2.00%, 01/15/14[a]	821,754,422	893,529,535
2.00%, 07/15/14[a]	724,671,378	794,307,768
2.00%, 01/15/16[a]	626,038,782	690,696,849
2.00%, 01/15/26[a]	619,528,242	656,022,327
2.13%, 01/15/19[a]	490,241,242	546,618,984
2.13%, 02/15/40[a]	318,154,668	331,725,953
2.13%, 02/15/41	270,247,450	280,972,896
2.38%, 01/15/17[a]	529,948,705	597,020,338
2.38%, 01/15/25[a]	927,798,556	1,034,495,390
2.38%, 01/15/27	521,150,134	576,278,047
2.50%, 07/15/16[a]	626,154,179	710,391,483
2.50%, 01/15/29[a]	449,757,334	505,274,255
2.63%, 07/15/17[a]	494,524,341	567,312,143
3.00%, 07/15/12[a]	799,696,735	855,425,601
3.38%, 04/15/32[a]	191,414,457	244,322,610
3.63%, 04/15/28	625,241,344	800,211,227
3.88%, 04/15/29	706,969,889	939,165,312

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $18,109,934,500)		19,331,936,634

SHORT-TERM INVESTMENTS – 20.37%

MONEY MARKET FUNDS – 20.37%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.23%[b,c,d]	3,387,725,812	3,387,725,812

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares
0.22%[b,c,d]	568,924,046	$568,924,046
BlackRock Cash Funds: Treasury, SL Agency Shares
0.07%[b,c]	4,139,354	4,139,354

		3,960,789,212

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,960,789,212)		3,960,789,212

TOTAL INVESTMENTS IN SECURITIES – 119.77%
(Cost: $22,070,723,712)		23,292,725,846

Other Assets, Less Liabilities – (19.77)%		(3,844,721,827)

NET ASSETS – 100.00%		$19,448,004,019

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Statements of Assets and Liabilities

iSHARES® TRUST

February 28, 2011

	iShares Barclays Aggregate Bond Fund	iShares Barclays TIPS Bond Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$10,620,011,318	$18,109,934,500
Affiliated issuers (Note 2)	2,393,604,105	3,960,789,212

Total cost of investments	$13,013,615,423	$22,070,723,712

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$10,901,733,513	$19,331,936,634
Affiliated issuers (Note 2)	2,394,299,130	3,960,789,212

Total fair value of investments	13,296,032,643	23,292,725,846
Cash	1,572,844	–
Receivables:
Investment securities sold	69,550,142	140,222,049
Interest	80,982,334	63,253,740

Total Assets	13,448,137,963	23,496,201,635

LIABILITIES
Payables:
Investment securities purchased	462,880,396	88,599,976
Collateral for securities on loan (Note 5)	1,942,434,604	3,956,649,858
Investment advisory fees (Note 2)	1,695,887	2,947,782

Total Liabilities	2,407,010,887	4,048,197,616

NET ASSETS	$11,041,127,076	$19,448,004,019

Net assets consist of:
Paid-in capital	$10,625,844,552	$18,268,951,933
Undistributed net investment income	9,632,259	49,516,218
Undistributed net realized gain (accumulated net realized loss)	123,233,045	(92,466,266)
Net unrealized appreciation	282,417,220	1,222,002,134

NET ASSETS	$11,041,127,076	$19,448,004,019

Shares outstanding[b]	104,600,000	179,800,000

Net asset value per share	$105.56	$108.16

[a]	Securities on loan with values of $1,894,572,327 and $3,501,039,471, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended February 28, 2011

	iShares Barclays Aggregate Bond Fund	iShares Barclays TIPS Bond Fund
NET INVESTMENT INCOME
Interest from unaffiliated issuers	$313,663,409	$587,963,644	[a]
Interest from affiliated issuers (Note 2)	5,437,655	91,635
Securities lending income from affiliated issuers (Note 2)	1,773,102	2,135,363

Total investment income	320,874,166	590,190,642

EXPENSES
Investment advisory fees (Note 2)	23,690,493	40,209,060

Total expenses	23,690,493	40,209,060

Net investment income	297,183,673	549,981,582

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	152,114,646	(1,779,032)
Investments in affiliated issuers (Note 2)	53,450	–
In-kind redemptions	84,789,866	281,360,902

Net realized gain	236,957,962	279,581,870

Net change in unrealized appreciation/depreciation	16,640,262	494,223,649

Net realized and unrealized gain	253,598,224	773,805,519

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$550,781,897	$1,323,787,101

[a]	Includes monthly inflationary and deflationary adjustments to income. See Note 1.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Barclays Aggregate Bond Fund		iShares Barclays TIPS Bond Fund
	Year ended February 28, 2011	Year ended February 28, 2010	Year ended February 28, 2011	Year ended February 28, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$297,183,673	$250,425,073	$549,981,582	$606,837,350
Net realized gain (loss)	236,957,962	229,410,550	279,581,870	(8,071,509)
Net change in unrealized appreciation/depreciation	16,640,262	362,077,666	494,223,649	951,356,453

Net increase in net assets resulting from operations	550,781,897	841,913,289	1,323,787,101	1,550,122,294

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(323,158,134)	(399,455,838)	(500,411,426)	(615,978,414)
From net realized gain	(115,853,309)	–	–	–

Total distributions to shareholders	(439,011,443)	(399,455,838)	(500,411,426)	(615,978,414)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,843,886,951	1,631,072,306	1,945,503,306	9,409,013,111
Cost of shares redeemed	(2,260,229,045)	(385,301,052)	(3,421,707,620)	(513,442,070)

Net increase (decrease) in net assets from capital share transactions	(416,342,094)	1,245,771,254	(1,476,204,314)	8,895,571,041

INCREASE (DECREASE) IN NET ASSETS	(304,571,640)	1,688,228,705	(652,828,639)	9,829,714,921

NET ASSETS
Beginning of year	11,345,698,716	9,657,470,011	20,100,832,658	10,271,117,737

End of year	$11,041,127,076	$11,345,698,716	$19,448,004,019	$20,100,832,658

Undistributed net investment income included in net assets at end of year	$9,632,259	$36,082,008	$49,516,218	$–

SHARES ISSUED AND REDEEMED
Shares sold	17,300,000	15,800,000	18,400,000	92,200,000
Shares redeemed	(21,200,000)	(3,800,000)	(32,100,000)	(4,900,000)

Net increase (decrease) in shares outstanding	(3,900,000)	12,000,000	(13,700,000)	87,300,000

See notes to financial statements.

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Barclays Aggregate Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Year ended Feb. 29, 2008	Year ended Feb. 28, 2007
Net asset value, beginning of year	$104.57	$100.08	$102.67	$100.50	$100.08

Income from investment operations:
Net investment income[a]	2.66	2.48	3.58	4.86	4.71
Net realized and unrealized gain (loss)[b]	2.27	5.98	(1.54)	2.25	0.41

Total from investment operations	4.93	8.46	2.04	7.11	5.12

Less distributions from:
Net investment income	(2.90)	(3.97)	(4.63)	(4.94)	(4.70)
Net realized gain	(1.04)	–	–	–	–

Total distributions	(3.94)	(3.97)	(4.63)	(4.94)	(4.70)

Net asset value, end of year	$105.56	$104.57	$100.08	$102.67	$100.50

Total return	4.82%	8.62%	2.08%	7.32%	5.31%

Ratios/Supplemental data:
Net assets, end of year (000s)	$11,041,127	$11,345,699	$9,657,470	$8,521,609	$5,396,824
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	2.51%	2.42%	3.58%	4.86%	4.76%
Portfolio turnover rate[c,d]	406%	488%	519%	458%	483%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[d]	Portfolio turnover rates include to-be-announced (TBA) transactions. See Note 1.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Barclays TIPS Bond Fund
	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Year ended Feb. 29, 2008	Year ended Feb. 28, 2007
Net asset value, beginning of year	$103.88	$96.71	$110.30	$100.96	$102.75

Income from investment operations:
Net investment income[a]	2.92	4.04	0.80	5.86	4.08
Net realized and unrealized gain (loss)[b]	4.01	7.38	(8.70)	8.53	(1.60)

Total from investment operations	6.93	11.42	(7.90)	14.39	2.48

Less distributions from:
Net investment income	(2.65)	(4.25)	(4.52)	(5.05)	(4.11)
Return of capital	–	–	(1.17)	–	(0.16)

Total distributions	(2.65)	(4.25)	(5.69)	(5.05)	(4.27)

Net asset value, end of year	$108.16	$103.88	$96.71	$110.30	$100.96

Total return	6.74%	12.00%	(7.50)%	14.78%	2.56%

Ratios/Supplemental data:
Net assets, end of year (000s)	$19,448,004	$20,100,833	$10,271,118	$6,408,389	$4,129,080
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	2.74%	3.95%	0.78%	5.71%	4.09%
Portfolio turnover rate[c]	13%	15%	10%	10%	17%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares Barclays Aggregate Bond Fund and iShares Barclays TIPS Bond Fund (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a diversified fund under the 1940 Act.

The iShares Barclays Aggregate Bond Fund invests in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of February 28, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Bond Fund	Level 1	Level 2	Level 3	Total

Barclays Aggregate
Collateralized Mortgage Obligations	$–	$298,976,134	$–	$298,976,134
Corporate Bonds & Notes	–	2,440,466,627	–	2,440,466,627
Foreign Government Bonds & Notes	–	162,041,328	–	162,041,328
Municipal Debt Obligations	–	84,466,310	–	84,466,310
U.S. Government & Agency Obligations	–	7,927,888,455	–	7,927,888,455
Short-Term Investments	2,382,193,789	–	–	2,382,193,789

	$2,382,193,789	$10,913,838,854	$–	$13,296,032,643

Barclays TIPS
U.S. Government Obligations	$–	$19,331,936,634	$–	$19,331,936,634
Short-Term Investments	3,960,789,212	–	–	3,960,789,212

	$3,960,789,212	$19,331,936,634	$–	$23,292,725,846

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. The inflation-protected public obligations held by the iShares Barclays TIPS Bond Fund are income-generating instruments whose interest and principal payments are adjusted for inflation (or deflation). The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income in the Fund’s Statement of Operations.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income, if any, generally are declared and paid monthly by each of the Funds. Distributions of net realized capital gains, if any, generally are declared and paid once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of February 28, 2011, the tax year-end of the Funds, the components of net distributable earnings on a tax basis were as follows:

iShares Bond Fund	Undistributed Ordinary Income		Unrealized Appreciation	Capital and Other Losses	Net Distributable Earnings
Barclays Aggregate	$156,825,070	[a]	$282,159,857	$(23,702,403)	$415,282,524
Barclays TIPS	49,379,315		1,157,029,701	(27,356,930)	1,179,052,086

[a]

Amount includes short-term gains reclassified from unrealized to realized related to a change in the tax accounting treatment for to-be-announced (TBA) transactions effective February 28, 2010. As a result of the change in tax accounting, a portion of the amount reclassified was included in the Fund’s distributions for the year ended February 28, 2011 with the remaining balance to be included in distributable income for each of the next three years. The amounts ultimately distributed to shareholders, if any, is dependent upon the operating results of the Fund during each of the next three years.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 were as follows:

iShares Bond Fund	2011	2010

Barclays Aggregate
Distributions paid from:
Long-term capital gain	$6,655,737	$–
Ordinary income	432,355,706	399,455,838

Total distributions	$439,011,443	$399,455,838

Barclays TIPS
Distributions paid from:
Ordinary income	$500,411,426	$615,978,414

Total distributions	$500,411,426	$615,978,414

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended February 28, 2011.

From November 1, 2010 to February 28, 2011, the Funds incurred net realized capital losses. As permitted by tax regulations, the Funds have elected to defer those losses and treat them as arising in the year ending February 29, 2012, as follows:

iShares Bond Fund	Deferred Net Realized Capital Losses
Barclays Aggregate	$23,702,403
Barclays TIPS	23,663,666

As of February 28, 2011, the tax year-end of the Fund, the iShares Barclays TIPS Bond Fund had tax basis net capital loss carryforwards of $1,916,335, $1,248,214 and $528,715 expiring in 2016, 2017 and 2018, respectively. Such losses may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after February 28, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Each Fund reclassifies, at the end of its tax year, certain amounts between paid-in capital, accumulated net realized gain (loss) on investments and accumulated net investment income (loss) as a result of permanent book and tax differences primarily attributed to net paydown losses, the use of equalization, amortization methods on fixed income securities, and realized gains (losses) from in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of February 28, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Bond Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Barclays Aggregate	$13,013,872,786	$327,118,345	$(44,958,488)	$282,159,857
Barclays TIPS	22,135,696,145	1,157,029,701	–	1,157,029,701

Management has reviewed the tax positions as of February 28, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

WHEN-ISSUED/TBA TRANSACTIONS

The iShares Barclays Aggregate Bond Fund may purchase mortgage pass-through securities on a when-issued or TBA basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is adverse market action, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.20% based on the average daily net assets of each Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended February 28, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Bond Fund	Securities Lending Agent Fees
Barclays Aggregate	$835,521
Barclays TIPS	975,269

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in interest from affiliated issuers in the Statements of Operations.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended February 28, 2011, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Bond Fund and Name of Affiliated Issuer	Principal Amount Held Beginning of Year	Gross Additions	Gross Reductions	Principal Amount Held End of Year	Value at End of Year	Interest Income	Net Realized Gain

Barclays Aggregate
PNC Funding Corp.
5.25%, 11/15/15	$10,090,000	$135,000	$(1,090,000)	$9,135,000	$9,848,229	$483,679	$53,450
5.40%, 06/10/14	998,000	–	–	998,000	1,091,263	49,955	–
6.70%, 06/10/19	998,000	–	–	998,000	1,165,849	64,577	–

					$12,105,341	$598,211	$53,450

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended February 28, 2011 were as follows:

	U.S. Government Obligations		Other Securities
iShares Bond Fund	Purchases	Sales	Purchases	Sales
Barclays Aggregate	$46,849,390,661	$46,571,914,027	$755,870,742	$705,613,822
Barclays TIPS	3,553,650,106	2,667,581,721	–	–

In-kind transactions (see Note 4) for the year ended February 28, 2011 were as follows:

iShares Bond Fund	In-kind Purchases	In-kind Sales
Barclays Aggregate	$728,710,558	$1,562,485,692
Barclays TIPS	863,188,009	3,394,908,509

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that Fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units in the iShares Barclays Aggregate Bond Fund pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of February 28, 2011, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of February 28, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Barclays Aggregate Bond Fund and iShares Barclays TIPS Bond Fund, each a Fund of the iShares Bond Funds Series (the “Funds”), at February 28, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

April 21, 2011

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 852(b)(3)(C) of the Internal Revenue Code (the “Code”), the iShares Barclays Aggregate Bond Fund designates $6,655,737 as long-term capital gain dividends for the fiscal year ended February 28, 2011.

Under Section 871(k)(1)(C) of the Code, the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended February 28, 2011:

iShares Bond Fund	Interest- Related Dividends

Barclays Aggregate	$228,678,984

Barclays TIPS	509,051,247

Under Section 871(k)(2)(C) of the Code, the iShares Barclays Aggregate Bond Fund hereby designates $109,197,572 as short-term capital gain dividends for the fiscal year ended February 28, 2011.

TAX INFORMATION	45

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Bond Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Barclays Aggregate	$2.82092	$1.10348	$0.01424	$3.93864	72%	28%	0%[a]		100%
Barclays TIPS	2.64741	–	0.00165	2.64906	100	–	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Barclays Aggregate Bond Fund

Period Covered: January 1, 2006 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.16%
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	4	0.32
Greater than 1.5% and Less than 2.0%	4	0.32
Greater than 1.0% and Less than 1.5%	8	0.64
Greater than 0.5% and Less than 1.0%	167	13.28
Between 0.5% and -0.5%	1,037	82.41
Less than -0.5% and Greater than -1.0%	12	0.95
Less than -1.0% and Greater than -1.5%	8	0.64
Less than -1.5% and Greater than -2.0%	4	0.32
Less than -2.0% and Greater than -2.5%	3	0.24
Less than -2.5% and Greater than -3.0%	1	0.08
Less than -3.0% and Greater than -3.5%	2	0.16
Less than -3.5% and Greater than -4.0%	2	0.16
Less than -4.0%	3	0.24

	1,258	100.00%

iShares Barclays TIPS Bond Fund

Period Covered: January 1, 2006 through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	2	0.16%
Greater than 3.0% and Less than 3.5%	1	0.08
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	6	0.48
Greater than 1.5% and Less than 2.0%	10	0.79
Greater than 1.0% and Less than 1.5%	22	1.75
Greater than 0.5% and Less than 1.0%	56	4.45
Between 0.5% and -0.5%	1,156	91.89
Less than -0.5% and Greater than -1.0%	3	0.24
Less than -1.0%	1	0.08

	1,258	100.00%

SUPPLEMENTAL INFORMATION	47

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 218 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (45)	Trustee (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (67)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (55)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (49)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	49

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

Robert H. Silver (55)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Patrick O’Connor (43)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Lee Sterne (45)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).

Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

TRUSTEE AND OFFICER INFORMATION	51

Notes:

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	53

Notes:

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.   Go to www.icsdelivery.com.

2.   From the main page, select the first letter of your brokerage firm’s name.

3.   Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.   Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed or issued by Barclays Capital, nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

iS-AR-23-0211

Item 2.	Code of Ethics.

iShares Trust (the “Registrant”) has adopted a code of ethics that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended February 28, 2011, there were no amendments to any provision of this code of ethics, nor were there any waivers granted from any provision of this code of ethics. A copy of this code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker and Robert H. Silver, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d), and 4(g) are for the twenty-six series of the Registrant for which the fiscal year-end is February 28, 2011 (the “Funds”) and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $340,926 for the fiscal year ended February 28, 2010 and $346,202 for the fiscal year ended February 28, 2011.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended February 28, 2010 and February 28, 2011 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $154,700 for the fiscal year ended February 28, 2010 and $94,120 for the fiscal year ended February 28, 2011.

(d) All Other Fees – There were no other fees billed for the fiscal years ended February 28, 2010 and February 28, 2011 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended February 28, 2010 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, to the Registrant’s investment adviser and to any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years, were $4,087,649 for the fiscal year ended February 28, 2010 and $3,403,747 for the fiscal year ended February 28, 2011.

(h) The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver and Darrell Duffie (resigned effective March 19, 2011).

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: April 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: April 20, 2011

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date: April 20, 2011